As filed with the Securities and Exchange Commission on April 25, 2022
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[]
Post-Effective Amendment No. 18 (File No. 333-230376)	[x]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 171 (File No. 811-07355)	[x]
(Check appropriate box or boxes)

RIVERSOURCE VARIABLE ACCOUNT 10
(Exact Name of Registrant)

RiverSource Life Insurance Company
(Name of Depositor)
70100 Ameriprise Financial Center, Minneapolis, MN 55474
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code (612) 678-5337
Nicole D. Wood, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
[]	immediately upon filing pursuant to paragraph (b) of Rule 485
[x]	on April 29, 2022 pursuant to paragraph (b) of Rule 485
[]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

Rate Sheet Prospectus Supplement dated April 29, 2022, to the Summary and Statutory Prospectuses Dated April 29, 2022
Product Name	Prospectus Form #
RiverSource RAVA 5 Advantage® Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	PRO9101_12_A01_(4/22) USP9101_12_A01_(4/22)
Rate Sheet Prospectus Supplement
This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with your prospectus. This Supplement must be used in conjunction with the effective RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019) prospectus. If you need another copy of the prospectus, please call us at 1-800-862-7919. Historical rate sheet supplements are reflected in Appendix G to this prospectus. For additional information, you may consult your financial advisor or call us at 1-800-862-7919.
The Rate Sheet Prospectus Supplement has been filed with the Securities and Exchange Commission (the “SEC”) and is also available on the Edgar system at www.sec.gov (File No. 333 - 230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)).
We are issuing this Supplement to provide the:
•	Current rider fees for the SecureSource Tempo, SecureSource Core 2, SecureSource 5 and SecureSource 5 Plus optional benefit riders;
•	Lifetime Payment Percentages and Age Bands for the SecureSource Tempo, SecureSource Core 2, SecureSource 5 and SecureSource 5 Plus optional benefit riders;
•	Income Bonus Percentage for the SecureSource Tempo, SecureSource 5 and SecureSource 5 Plus optional benefit riders;
•	Annual Credit percentage and Credit Period for the SecureSource Core 2, SecureSource 5 and SecureSource 5 Plus optional benefit riders;
•	Credit Multiplier, Maximum Credit percentage, Maximum Credit Carryover percentage for the SecureSource Tempo optional benefit riders.
The rider fees, percentages, age bands, credit period and terms listed below apply to applications signed on or after April 29, 2022.
In order to get these terms, your application must be signed and in good order while this Rate Sheet Prospectus Supplement is in effect. Because we reserve the right to change these terms upon notice as provided below, if your application is not signed and in good order while this Rate Sheet Prospectus Supplement is in effect then you will receive the terms that are in effect on the date that you have a signed application in good order. The rider fees, percentages, age bands, credit period and terms, listed below will not change after your application is signed, except as provided in the prospectus (See “Charges – Optional Living Benefit Charges”; “SecureSource Tempo Rider – Lifetime Payment Percentage/Returns-linked Credit”; “SecureSource Core 2 Rider – Lifetime Payment Percentage/Annual Credits; “SecureSource 5 Rider – Lifetime Payment Percentage /Annual Credits”; “SecureSource 5 Plus Rider – Lifetime Payment Percentage/Annual Credits”; SecureSource Core 2 Rider – Lifetime Payment Percentage/Annual Credits).
The rider fees, percentages, age bands, credit period and terms listed in this Rate Sheet Supplement are subject to change and can be superseded upon 7 calendar days prior notice as provided below. Please note that any superseding terms do not apply to applications that are already signed and received by us in good order. Changes to the rider fees, percentages, age bands, credit period or terms listed in this Rate Sheet Prospectus Supplement will be disclosed at least 7 calendar days in advance in a new Rate Sheet Prospectus Supplement filed on Edgar at www.sec.gov (File No. 333-230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)).
current RIDER FEES
Rider	Single Life Option	Joint Life Option
SecureSource TempoSM	1.55%	1.65%
SecureSource 5SM	1.55%	1.65%
SecureSource 5 PlusSM	1.70%	1.80%
SecureSource Core 2SM	1.60%	1.70%
(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)
1

LIFETIME PAYMENT PERCENTAGE and income bonus percentage
The Lifetime Payment Percentage is used to calculate the Current Annual Payment.
SecureSource Tempo Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.60%	2.30%	1.00%
59-64	3.60%	3.30%	1.00%
65-69	4.70%	4.30%	1.00%
70-74	4.90%	4.40%	1.00%
75-79	5.00%	4.55-%	1.00%
80+	5.10%	4.65%	1.00%
SecureSource 5 Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.60%	2.30%	1.00%
59-64	3.60%	3.30%	1.00%
65-69	4.70%	4.30%	1.00%
70-74	4.90%	4.40%	1.00%
75-79	5.00%	4.55-%	1.00%
80+	5.10%	4.65%	1.00%
SecureSource 5 Plus Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.60%	2.30%	1.00%
59-64	3.60%	3.30%	1.00%
65-69	4.70%	4.30%	1.00%
70-74	4.90%	4.40%	1.00%
75-79	5.00%	4.55-%	1.00%
80+	5.10%	4.65%	1.00%
SecureSource Core 2 Rider
Age Bands	Lifetime Payment Percentage – Single Life	Lifetime Payment Percentage – Joint Life
50-58	3.00%	2.50%
59-64	4.00%	3.50%
65-69	5.00%	4.50%
70-74	5.20%	4.60%
75-79	5.35%	4.85%
80+	5.50%	5.00%
ANNUAL CREDIT PERCENTAGE AND CrEDIT PERIOD:
Rider	Annual Credit Percentage	Credit Period
SecureSource TempoSM	N/A	15 years
SecureSource 5SM	5%	10 years
SecureSource 5 PlusSM	6%	10 years
SecureSource Core 2SM	5%	10 years
credit multiplier, MAXIMUM CREDIT PERCENTAGE AND MAXIMUM CARRYOVER PERCENTAGE for the SecureSource tempo rider:
Credit Multiplier is 200%, Maximum Credit Percentage is 10% and Maximum Carryover Percentage is 10%.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
2

Rate Sheet Prospectus Supplement dated April 29, 2022, to the Summary and Statutory Prospectuses Dated April 29, 2022
Product Name	Prospectus Form #
RiverSource RAVA 5 Advantage® Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	ISP9101_12_A01_(4/22)
Rate Sheet Prospectus Supplement
This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with your prospectus. This Supplement must be used in conjunction with the effective RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019) prospectus. If you need another copy of the prospectus, please call us at 1-800-862-7919. Historical rate sheet supplements are reflected in Appendix G to this prospectus. For additional information, you may consult your financial advisor or call us at 1-800-862-7919.
The Rate Sheet Prospectus Supplement has been filed with the Securities and Exchange Commission (the “SEC”) and is also available on the Edgar system at www.sec.gov (File No. 333 - 230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)).
We are issuing this Supplement to provide the:
•	Current rider fees for the SecureSource Tempo optional benefit rider;
•	Lifetime Payment Percentages and Age Bands for the SecureSource Tempo optional benefit rider;
•	Income Bonus Percentage for the SecureSource Tempo optional benefit rider;
•	Credit Multiplier, Maximum Credit percentage, Maximum Credit Carryover percentage for the SecureSource Tempo optional benefit riders.
The rider fees, percentages, age bands, credit period and terms listed below apply to applications signed on or after April 29, 2022.
In order to get these terms, your application must be signed and in good order while this Rate Sheet Prospectus Supplement is in effect. Because we reserve the right to change these terms upon notice as provided below, if your application is not signed and in good order while this Rate Sheet Prospectus Supplement is in effect then you will receive the terms that are in effect on the date that you have a signed application in good order. The rider fees, percentages, age bands, credit period and terms, listed below will not change after your application is signed, except as provided in the prospectus (See “Charges – Optional Living Benefit Charges”, “SecureSource Tempo Rider – Lifetime Payment Percentage/Returns-linked Credit”.)
The rider fees, percentages, age bands, credit period and terms listed in this Rate Sheet Supplement are subject to change and can be superseded upon 7 calendar days prior notice as provided below. Please note that any superseding terms do not apply to applications that are already signed and received by us in good order. Changes to the rider fees, percentages, age bands, credit period or terms listed in this Rate Sheet Prospectus Supplement will be disclosed at least 7 calendar days in advance in a new Rate Sheet Prospectus Supplement filed on Edgar at www.sec.gov (File No. 333-230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)).
current RIDER FEES
Rider	Single Life Option	Joint Life Option
SecureSource TempoSM	1.55%	1.65%
(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)
LIFETIME PAYMENT PERCENTAGE and income bonus percentage
The Lifetime Payment Percentage is used to calculate the Current Annual Payment.
SecureSource Tempo Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.60%	2.30%	1.00%
59-64	3.60%	3.30%	1.00%
65-69	4.70%	4.30%	1.00%
70-74	4.90%	4.40%	1.00%
1

Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
75-79	5.00%	4.55-%	1.00%
80+	5.10%	4.65%	1.00%
ANNUAL CREDIT PERCENTAGE AND CrEDIT PERIOD:
Rider	Annual Credit Percentage	Credit Period
SecureSource TempoSM	N/A	15 years
credit multiplier, MAXIMUM CREDIT PERCENTAGE AND MAXIMUM CARRYOVER PERCENTAGE for the SecureSource tempo rider:
Credit Multiplier is 200%, Maximum Credit Percentage is 10% and Maximum Carryover Percentage is 10%.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
2

Prospectus
April 29, 2022
RiverSource®
RAVA 5 Advantage® Variable Annuity
(Offered for contract applications signed on or after April 29, 2019)
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) ameriprise.com/variableannuities RiverSource Variable Account 10
This prospectus contains information that you should know before investing in the RAVA 5 Advantage contract offered for contract applications signed on or after April 29, 2019 (the Contract), an individual flexible premium deferred combination fixed/variable annuity contract issued by RiverSource Life Insurance Company (“RVS Life”, “we”, “us” and “our”). The Contract offers seven-year and ten-year surrender charge schedules and is only available with the SecureSource Tempo rider as of 4/30/2022. All material terms and conditions of the contracts, including material state variations and distribution channels, are described in this prospectus.
If you are a new investor in the RAVA 5 Advantage contract offered for contract applications signed on or after April 29, 2019, you may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive your total Contract Value and will not be assessed any fees or penalties on that amount. Alternatively, if state law requires, you will instead receive a refund of purchase payments and will not be assessed any fees or penalties. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    1

2    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    3

Key Terms
These terms can help you understand details about your Contract.
Accumulation unit: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuitization start date: The date when annuity payments begin according to the applicable annuity payment plan.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment return: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your Contract. The standard assumed investment return we use is 5% but you may request we substitute an assumed investment return of 3.5%.
Beneficiary: The person you designate to receive benefits in case of your death while the Contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contingent annuitant: The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.
Contract value: The total value of your contract at any point in time. The contract value is the sum of the contract value in the Regular Fixed Account, contract value in the Special DCA Fixed Account, contract value in the Variable Account, and contract value in the GPAs.
Contract year: A period of 12 months, starting on the effective date of your Contract and on each anniversary of the effective date.
Fixed account: Part of our general account which includes the regular fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the Contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the Contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all Contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Guarantee Period: The number of successive 12-month periods that a guaranteed interest rate is credited.
Guarantee Period Accounts (GPAs): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA.
Market Value Adjustment (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.
Owner (you, your): The person or persons identified in the Contract as owner(s) of the Contract, who has or have the right to control the Contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the Contract’s benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a nonnatural person or a revocable trust, the annuitant will be deemed to be the owner for Contract provisions that are based on the age or life of the owner. When the Contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code. Any Contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the Contract by your spouse under the spousal continuation provision of the Contract, redefines “owner”, “you” and “your”.

4    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•	Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Internal Revenue Code of 1986 (the Code)
•	Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•	SIMPLE IRAs under Section 408(p) of the Code
•	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
•	Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code
•	Tax-Sheltered Annuities (TSAs) under section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax-deferred.
All other contracts are considered nonqualified annuities.
Rider: You receive a rider to your contract when you purchase optional benefits. The rider adds the terms of the optional benefit to your Contract.
Rider effective date: The date a rider becomes effective as stated in the rider.
Separate Account: An insulated segregated account, the assets of which are invested solely in the underlying Funds. We call this the Variable Account.
Service Center: Our department that processes all transaction and service requests for the Contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Surrender value: The amount you are entitled to receive if you make a full surrender from your Contract. It is the Contract value immediately prior to the surrender, minus any applicable charges, plus any positive or negative market value adjustment.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins.
Variable account: Refers to the RiverSource Variable Account 10, a Separate account established to hold Contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    5

Important Information You Should Consider About the Contract
	FEES AND EXPENSES	Location in Statutory Prospectus
Charges for Early Withdrawals	This contract has two surrender charge options. You may select either a seven-year or ten-year surrender charge schedule at the time of application. If you select a seven-year surrender charge schedule and you withdraw money during the first seven years from date of each purchase payment, you may be assessed a surrender charge of up to 7% of the purchase payment withdrawn. If you select a ten-year surrender charge schedule and you withdraw money during the first ten years from date of each purchase payment, you may be assessed a surrender charge of up to 8% of the purchase payment withdrawn.
	For example, if you select a seven-year surrender charge schedule and make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment. If you select a ten-year surrender charge schedule and make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment.	Fee Table and Examples Charges– Surrender Charge
Transaction Charges	We do not assess any transaction charges.

6    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

	FEES AND EXPENSES			Location in Statutory Prospectus
Ongoing Fees and Expenses (annual charges)	The table below describes the current fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract Data page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table and Examples Expenses – Product Charges Appendix A: Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by surrender charge option chosen,Contract duration and size of Contract value)	0.96%	1.11%
	Fund options (Funds fees and expenses)(2)	0.38%	2.21%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.10%	2.00%
(1) As a percentage of average daily contract value in the Variable Account. Includes the Mortality and Expense Fee and contract administrative charge.
2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or the greater of Contract Value or applicable guaranteed benefit amount (varies by optional benefit). The Minimum is a percentage of average daily Contract value in the Variable Account. The Maximum is a percentage of the greater of Contract value or Minimum Contract Accumulation Value.
	Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost: $1,343	Highest Annual Cost: $3,915
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract features and Fund fees and expenses
• No optional benefits
• No sales charge
• No additional purchase payments, transfers or withdrawals	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract features, optional benefits and Fund fees and expenses
• No sales charge
		• No additional purchase payments, transfers or withdrawals
	RISKS
Risk of Loss	You can lose money by investing in this Contract including loss of principal.			Principal Risks

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    7

	RISKS	Location in Statutory Prospectus
Not a Short-Term Investment	• The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• The Contract has surrender charges that may apply for the first seven or ten years after each purchase payment. The surrender charges may reduce the value of your Contract if you withdraw money during the surrender charge period. Surrenders may also reduce or terminate Contract guarantees.
	• The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the Contract is generally more beneficial to investors with a long term investment horizon.	Principal Risks Charges– Surrender Charge
Risks Associated with Investment Options	• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
• Each investment option (including under any Fixed Account investment options) has its own unique risks.
	• You should review the investment options before making any investment decisions.	Principal Risks The Variable Account and the Funds The Guarantee Period Accounts (GPAs) The Fixed Account
Insurance Company Risks	An investment in the Contract is subject to the risks related to us. Any obligations (including under the Fixed Account) or guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about RiverSource Life, including our financial strength ratings, is available by contacting us at 1-800-862-7919.	Principal Risks The General Account
RESTRICTIONS
Investments	• Subject to certain restrictions, you may transfer your Contract value among the Subaccounts without charge at any time before the annuitization start date, and once per Contract year after the annuitization start date.
• Certain transfers out of the GPAs will be subject to an MVA.
• GPAs and the regular Fixed Account are subject to certain restrictions.
• We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
	• We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.	Making the Most of Your Contract – Transferring Among Accounts Substitution of Investments Optional Benefits — Investment Allocation Restrictions for Certain Benefit Riders

8    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Optional Benefits	• Certain optional benefits limit or restrict the investment options you may select under the Contract. If you later decide you do not want to invest in those approved investment options, you must request a full surrender.
• Certain optional benefits may limit subsequent purchase payments.
• Withdrawals in excess of the amount allowed under certain optional benefits may substantially reduce the benefit or even terminate the benefit.
• We may stop offering an optional benefit at any time for new sales.	Buying Your Contract —Purchase Payments
Optional Benefits — Investment Allocation Restrictions for Certain Benefit Riders
Optional Benefits – Important SecureSource Series Rider Considerations
Appendix B: Funds Available Under the Optional Benefits Offered Under the Contract
TAXES
Tax Implications	• Consult with a tax advisor to determine the tax implications of an investment in and purchase payments received under this Contract.
• If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
	• Earnings under your Contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.	Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.	About the Service Providers
Exchanges	If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.	Buying Your Contract – Contract Exchanges

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    9

Overview of the Contract
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments.
The contract offers various optional features and benefits that may help you achieve financial goals.
It may be appropriate for you if you have a long-term investment horizon and your financial goals are consistent with the terms and conditions of the contract.
It is not intended for investors whose liquidity needs require frequent withdrawals in excess of free amount. If you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you.
Phases of the Contract:
The contract has two phases: the Accumulation Phase and the Income Phase.
Accumulation Phase. During the Accumulation Phase, you make purchase payments by investing in: available Subaccounts, each of which has a particular investment objective, investment strategies, fees and expenses; the regular Fixed Account, Special DCA Fixed Account and GPAs which earn interest at rates that we adjust periodically and declare when you make an allocation to that account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract (including any death benefit riders) will no longer be in force and the contract will terminate. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract.
A list of Funds and additional information regarding each Fund in which you can invest is provided in Appendix A -- Funds Available Under the Contract.
If you have a Guaranteed Withdrawal Benefit rider, you can withdraw a guaranteed amount from the contract during the Accumulation phase. The amount of money you accumulate under your contract depends (in part) on the performance of the Subaccounts you choose or the rates you earn on allocations to the regular Fixed Account, Special DCA Fixed Account and GPAs. The GPAs have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to them. A positive or negative MVA is assessed if any portion of a Guarantee Period Account is surrendered or transferred more than thirty days before the end of its guarantee period. A prospectus containing more information regarding the GPA interests under the contracts is registered with the SEC (See File No. 333-263038).You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions. Your contract value impacts the value of your contract’s benefits during the Accumulation Phase, including any optional benefits, as well as the amount available for withdrawal, annuititzation and death benefits.
Income Phase. The Income Phase begins when you (or your beneficiary) choose to annuitize the contract. You can apply your contract value(less any applicable premium tax and/or other charges) to an annuity payout plan that begins on the annuitization start date or any other date you elect. You may choose from a variety of plans that can help meet your retirement or other income needs. We can make payouts on a fixed or variable basis, or both. You cannot take withdrawals of contract value or surrender the contract during the Income Phase.
All optional death and living benefits terminate after the annuitization start date unless you chose the lifetime benefit under the Guaranteed Withdrawal Benefit rider on the scheduled annuitization start date.
Contract features:
Death Benefits. If you die during the Accumulation Phase, we will pay a death benefit to your beneficiary or beneficiaries. The contract includes a standard death benefit at no additional charge. You may be able to elect (or may have elected) one of the optional death benefits under the contract for an additional fee. Death benefits must be elected at the time that the contract is purchased. Each optional death benefit is designed to provide a greater amount payable upon death. After the death benefit is paid, the contract will terminate.
Optional Living Benefits. You may be able to elect (or may have elected) one of the optional living benefits under the contract for an additional fee. Certain living benefits are no longer available for election, and any living benefit that is available must be elected at the time that the contract is purchased. Effective 4/30/2022, you must elect SecureSource Tempo optional living benefit rider. Guaranteed Withdrawal Benefit riders are designed to provide a guaranteed income stream that may last as long as you live, subject to you following the rules of the rider. Accumulation Protector Benefit rider is designed to provide a guaranteed contract value at the end of a specified Waiting Period.
Surrenders: You may surrender all or part of your contract value at any time during the Accumulation Phase. If you request a full surrender, the contract will terminate. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty that may apply if you surrender prior to reaching age 59½) and may have other tax consequences. Throughout this prospectus when we use the term “Surrender” it includes the term “Withdrawal”.

10     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Tax Treatment: You can transfer money between Subaccounts the regular Fixed Account and GPAs without tax implications, and earnings (if any) on your investments are generally tax-deferred. Generally, earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Additional Services:
•	Dollar Cost Averaging Programs. Automated Dollar Cost Averaging allows you, at no additional cost, to transfer a set amount monthly between Subaccounts or from the regular Fixed Account to one or more eligible Subaccounts. Special Dollar Cost Averaging (SDCA), only available for new purchase payments, allows the systematic transfer from the Special DCA Fixed Account to one or more eligible Subaccounts over a 6 or 12 month period.
•	Asset Rebalancing. Allows you, at no additional cost, to automatically rebalance the Subaccount portion of your contract value on a periodic basis.
•	Income Guide. An optional service, currently offered without charge, which provides reporting and monitoring of withdrawals you take from your contract.
•	Automated Partial Surrenders. An optional service allowing you to set up automated partial surrenders from the GPAs, regular Fixed Account, Special DCA fixed account or the Subaccounts.
•	Electronic Delivery. You may register for the electronic delivery of your current prospectus and other documents related to your contract.

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Fee Table and Examples
The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract Data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract. State premium taxes also may be deducted.

Transaction Expenses

Surrender Charges
Surrender charges (as a percentage of purchase payments surrendered)(1)	Seven-year	Ten-year
Maximum	7%	8%

(1)	You select either a seven-year or ten-year surrender charge schedule at the time of application. For the purpose of surrender charge calculation, we consider that the year is completed one day prior to the anniversary of the day each purchase payment was received.

Seven-year schedule		Ten-year schedule
Number of completed years from date of each purchase payment	Surrender charge percentage applied to each purchase payment	Number of completed years from date of each purchase payment	Surrender charge percentage applied to each purchase payment
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	6
5	4	5	5
6	2	6	4
7+	0	7	3
		8	2
		9	1
		10+	0
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Funds fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses
(assessed annually and upon full surrender)
Annual contract administrative charge*	Maximum: $50	Current: $50 (1)
Annual contract administrative charge if your contract value equals or exceeds $50,000	Maximum: $20	Current: $0
* Upon full surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.
Base Contract Expenses*
(as a percentage of average daily contract value in the Variable Account)
Base Contract Expenses
RAVA 5 Advantage with ten-year surrender charge schedule	Maximum/Current: 0.95%
RAVA 5 Advantage with seven-year surrender charge schedule**	Maximum/Current: 1.10%
* Base Contract Expenses are called Mortality and Expense Risk Fee in the Contract and elsewhere in this prospectus.
** After the 10th contract anniversary, the Mortality and expense risk fee is 0.95%.
Optional Benefit Expenses
Optional Death Benefits
You may select one of the following optional death benefit riders for an additional fee.
ROPP Death Benefit	Maximum/Current: 0.35%
MAV Death Benefit	Maximum/Current: 0.25%
5-year MAV Death Benefit	Maximum/Current: 0.10%

12     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

(as a percentage of average daily contract value in the Variable Account)
If you choose one of the above optional death benefits, we will add the rider fee to your mortality and expense risk fee.
Benefit Protector Death Benefit rider fee (also available with the MAV or 5-Year MAV Death Benefit)	Maximum: 0.25%	Current: 0.25%
(as a percentage of contract value charged annually on the contract anniversary.)
Enhanced LegacySM Benefit fee	Maximum: 1.75%	Current: 0.95%(2)
(Charged annually on the contract anniversary. Prior to age 86, the charge is calculated by multiplying the annual rider fee by the greater of the ROPP value, Accumulation Death Benefit (ADB) value (after any increase is added) or MAV or the contract value. On or following age 86, the charge is calculated by multiplying the annual rider fee by the greater of the ROPP value, ADB value (after any increase is added) or MAV).
SecureSource LegacySM benefit rider fee (available for contract applications signed on or after 5/4/2020)	Maximum: 0.50%	Current: 0.35%(2)
SecureSource LegacySM benefit rider fee (available for contract applications signed prior to 5/4/2020)	Maximum: 0.40%	Current: 0.25%(2)
(Charged annually on the contract anniversary. The charge is calculated by multiplying the annual rider fee by the greater of the SecureSource Legacy Death Benefit amount or the contract value)
Optional Living Benefits(3)
(Fee for the SecureSource Series riders is charged annually on the contract anniversary as a percentage of contract value or the Benefit Base whichever is greater.)
Available for contract applications signed on or after 5/3/2021
SecureSource Tempo SM– Single life rider fee	Maximum: 2.50%
SecureSource Tempo SM – Joint life rider fee	Maximum: 2.50%
Available for contract applications signed on or after 5/3/2021 and prior to 1/1/2022
SecureSource Core 2 SM – Single life rider fee	Maximum: 2.50%
SecureSource Core 2 SM – Joint life rider fee	Maximum: 2.50%
SecureSource 5®– Single life rider fee	Maximum: 2.50%
SecureSource 5 ® – Joint life rider fee	Maximum: 2.50%
SecureSource 5 Plus ® – Single life rider fee	Maximum: 2.50%
SecureSource 5 Plus ® – Joint life rider fee	Maximum: 2.50%
Available for contract applications signed prior to 5/3/2021
SecureSource Core SM – Single life rider fee	Maximum: 2.25%
SecureSource Core SM – Joint life rider fee	Maximum: 2.25%
SecureSource 4®– Single life rider fee	Maximum: 2.25%
SecureSource 4 ® – Joint life rider fee	Maximum: 2.25%
SecureSource 4 Plus ® – Single life rider fee	Maximum: 2.25%
SecureSource 4 Plus ® – Joint life rider fee	Maximum: 2.25%
Available for contract applications signed prior to 3/30/2020
SecureSource Core Plus SM – Single life rider fee	Maximum: 2.75%
SecureSource Core Plus SM – Joint life rider fee	Maximum: 2.75%

Accumulation Protector Benefit® (APB®) rider fee	Maximum: 2.00%	Current: 1.30%(4)
(Charged annually on the contract anniversary as a percentage of contract value or the Minimum Contract Accumulation Value, whichever is greater.)

(1)	Prior to 5/4/2020, the contract administrative charge is $30. Also, for contracts with applications signed before 5/4/2020, the contract administrative charge is $30 through the first contract anniversary and $50 thereafter. Upon surrender of the contract, we will assess this charge even if your contract value equals or exceeds $50,000.
(2)	The Current fee can increase up to the Maximum fee for existing and new contract owners. Currently the fee does not vary with the investment option selected (see “Charges – Optional Death Benefit Charges – Enhanced Legacy Benefit Charge and SecureSource Legacy Benefit Rider Charge”).
(3)	The Current rider fee will be less than or equal to the stated Maximum. The Current rider fee for the SecureSource series riders is disclosed in a Rate Sheet Prospectus Supplement attached to this prospectus. Rate Sheet Prospectus Supplement is available on the Edgar system at (File 333-230376).www.sec.gov

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(4)	For contracts with applications signed prior to 10/28/2019, the initial annual rider fee is 1.15%. The rider fee can increase up to the Maximum fee. The annual rider fees for elective step ups (including elective spousal continuation step up) requests:
Elective step up date:	Maximum annual rider fee	Annual rider fee
Prior to 12/30/2019	2.00%	1.15%
12/30/ 2019 – 07/20/2020	2.00%	1.30%
07/21/2020 and later	2.00%	2.00%
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. A complete list of funds available under the contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses(1)

Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.38	2.21
(1)	Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contractowner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of Fund shares. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, you may pay more if you select Subaccounts investing in Funds that have adopted 12b-1 plans than if you select Subaccounts investing in Funds that have not adopted 12b-1 plans. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and SAI.
Examples
These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund expenses.
These examples assume that you invest $100,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year. The “Maximum” example further assumes the most expensive combination of Annual Contract Expenses reflecting the maximum charges, Annual Fund Expenses * and optional benefits available. The “Minimum” example further assumes the least expensive combination of Annual Contract Expenses reflecting the current charges, Annual Fund Expenses and that no optional benefits are selected. Although your actual costs may be higher or lower, based on these assumptions your maximum and minimum costs would be:
Maximum Expenses. Examples assume that you select optional SecureSource Core Plus and SecureSource Legacy rider. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
* Note: Certain funds are not available for contracts with living benefit riders and may have higher fund expenses than the rider fee and associated fund expenses shown here.
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 5 Advantage
With a ten-year surrender charge schedule	$12,644	$23,083	$33,313	$61,595	$5,394	$16,726	$28,749	$61,545
With a seven-year surrender charge schedule	11,897	22,629	33,128	62,739	5,547	17,171	29,464	62,689
Minimum Expenses. These examples assume that you have the Standard Death Benefit and do not select any optional benefits. Although your actual costs may be higher, based on these assumptions your costs would be:
	If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
RAVA 5 Advantage
With a ten-year surrender charge schedule	$8,900	$11,290	$12,380	$16,144	$1,363	$4,240	$7,330	$16,094
With a seven-year surrender charge schedule	8,107	10,761	12,182	17,623	1,517	4,711	8,132	17,573

14     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    15

Principal Risks of Investing in the Contract
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and the option to purchase a living benefit mean that this contract is more beneficial to investors with a long-term investment horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to a significant surrender charge, depending on the option you select. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal may reduce the value of your standard and optional benefits. In addition, a withdrawal could reduce the value of certain optional living and death benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your contract unless you have one of the SecureSource series and the withdrawal is not an excess withdrawal.
Subaccount Risk. Amounts that you invest in the subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the subaccounts that you select make money, your contract value goes up, and if they lose money, your contract value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each underlying Fund has its own investment risks, and you are exposed to the Fund’s investment risks when you invest in a subaccount. You are responsible for selecting subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. For risks associated with any Fixed Account options, see Financial Strength and Claims-Paying Ability Risk below.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may not be elected after your contract is issued. In addition, if you elected an optional benefit and do not use it, and if the contingencies upon which the benefit depend never occur, you will have paid for an optional benefit that did not provide a financial benefit. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Investment Restrictions Risk. Certain optional benefits limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Managed Volatility Fund Risk. The Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits and may therefore conflict with your personal investment objectives. Certain Funds advised by our affiliate, Columbia Management, employ such risk management strategies. If you elect certain optional benefits under the contract, we require you to invest in these funds, which may limit your ability to increase your benefit. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
Purchase Payment Risk. Your ability to make subsequent purchase payments is subject to restrictions. We reserve the right to limit or restrict purchase payments in certain contract years or based on age, and in conjunction with certain optional living and death benefit riders with advance notice. Also, our prior approval may be required before accepting certain purchase payments. We reserve the right to limit certain annuity features (for example, investment options) if prior approval is required. There is no guarantee that you will always be permitted to make purchase payments.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cybersecurity Risk. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.

16     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.
Potential Adverse Tax Consequences. Tax considerations vary by individual facts and circumstances. Tax rules may change without notice. Generally, earnings under your contract are taxed at ordinary income tax rates when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59 ½. If you purchase a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Consult a tax professional.
The Variable Account and the Funds
The variable account: The Variable Account was established under Minnesota law on Aug. 23, 1995.The Variable Account, consisting of subaccounts, is registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.
The Variable Account meets the definition of a separate account under federal securities laws. Income, gains, and losses credited to or charged against the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of RiverSource Life’s other assets. The Variable Account’s assets are held separately from RiverSource Life’s assets and are not chargeable with liabilities incurred in any other business of RiverSource Life. RiverSource Life is obligated to pay all amounts promised to contract owners under the contracts. The Variable Account includes other subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers Subaccounts investing in shares of the Funds. Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance may be found in Appendix A to this prospectus.
Please read the Funds’ prospectuses carefully for facts you should know before investing. These prospectuses containing more detailed information about the Funds are available by contacting us at the 70100 Ameriprise Financial Center, Minneapolis, MN 55474, telephone: 1-800-862-7919, Ameriprise.com/variable annuities.
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives.
•	Fund name and management: An underlying Fund in which a Subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All Funds are available to serve as underlying funds for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund name and management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    17

future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the Funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate Fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate Funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Asset allocation programs may impact Fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a Fund in which your Subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a Fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the Fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A Fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the Funds.
•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each Fund and the contract charges we impose. We select the underlying funds in which the Subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a contract, which Funds to add to a contract and which Funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to Fund performance, Fund expenses, classes of Fund shares available, size of the Fund and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other Funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing and distribution expenses incurred with respect to the Fund.
•	Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•	Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a Subaccount invests in a Fund, the Fund holds a single account in the name of the Variable Account. As such, the Variable Account is actually the shareholder of the fund. We, through our Variable Account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the Subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our Variable Account in contrast to being sold on a retail basis.

18     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the Funds. In addition to these payments, the Funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the Funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the Funds. These fees are deducted from the assets of the Funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by Fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the Funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a Fund or its affiliate may create an incentive for us to include that Fund as an investment option and may influence our decision regarding which Funds to include in the Variable Account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer Funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the Funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating financial advisors who sell the contracts.
•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and financial advisors.
•	Providing sub-transfer agency and shareholder servicing to contract owners.
•	Promoting, including and/or retaining the Fund’s investment portfolios as underlying Funds in the contracts.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to contract owners, including education of contract owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from Fund assets.

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•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from Fund assets.
The Guarantee Period Accounts (GPAs) and Market Value Adjustment (MVA)
The GPAs may not be available for contracts in some states (currently not available in Connecticut, Illinois and Oregon)
Currently, unless you have elected one of the optional living benefit riders, the SecureSource Legacy benefit or the Enhanced Legacy Benefit, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. These accounts are not offered after the annuitization start date. Each GPA pays an interest rate that is declared at the time of your allocation to that account. Interest is credited daily. That interest rate is fixed for the guarantee period that you chose. We may periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on any Contract Value already allocated to a GPA. A positive or negative MVA is assessed if any Contract Value allocated to a GPA is surrendered or transferred to another investment option more than thirty days before the end of its guarantee period.
We will not apply an MVA to Contract Value you transfer or surrender out of the GPAs during the 30-day period ending on the last day of the guarantee period (the “30-day Rule”).
During this 30 day window, which precedes the end of your GPA investment’s guarantee period, you may elect one of the following options: (i) reinvest the Contract Value in a new GPA with the same guarantee period ; (ii) transfer the Contract Value to a GPA with a different guarantee period; (iii) transfer the Contract Value to any of the subaccounts or the regular Fixed Account, or surrender the Contract Value (subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, we will automatically transfer the Contract Value into the shortest GPA term offered in your state.
Per the 30-day Rule, we guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrender from the GPAs prior to 30 days before the end of the guarantee period. At all other times, and unless one of the exceptions to the 30-day Rule described below applies, we will apply an MVA if you surrender or transfer any Contract Value from a GPA or you elect an annuity payout plan while you have contract value invested in a GPA. We refer to these transactions as “early surrenders.” The application of an MVA may result in either a gain or loss.
The 30-day Rule does not apply and no MVA will apply to:
•	Amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Diagnosis;
•	Amounts deducted for fees and charges; and
•	Amounts we pay as death claims.
When you request an early surrender, we adjust the early surrender amount by an MVA formula. The MVA is sensitive to changes in current interest rates. The MVA, which can be zero, positive or negative, reflects the relationship between the guaranteed interest rate that applies to the GPA from which you are taking an early surrender and the interest rate we are then currently crediting on new GPAs that mature at the same time. The magnitude of any applicable MVA will depend on of the difference in these guaranteed interest rates at the time of the surrender and the time remaining in your guarantee period and your guaranteed interest rate. If interest rates have increased, the MVA will generally be negative and the early surrender amount will be less; if interest rates have decreased, the MVA will generally be positive and the early surrender amount will be increased. This is summarized in the following table:
If your GPA rate is:	The MVA is:
Less than the new GPA rate + 0.10%	Negative
Equal to the new GPA rate + 0.10%	Zero
Greater than the new GPA rate + 0.10%	Positive
For the MVA formula and an example, see Appendix C. Please refer to the prospectus containing more information about GPA and MVA, registered with the SEC (See File No. 333-263038 ).

20     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

The General Account
The general account includes all assets owned by RiverSource Life, other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
Amounts allocated to the fixed account are part of our general account. The fixed account includes the regular fixed account and the Special DCA fixed account. We credit interest daily on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate on amounts invested in the fixed account will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of RiverSource Life.
One year after receipt of each purchase payment or transfer, the rate for the payment or transfer amount, and its accumulated interest, may change. Interest will accrue at revised rates determined by us and at our discretion. These rates may be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing company annuities, product design, competition, and the company’s revenues and expenses. However, the rate will never be less than the fixed account minimum interest rate required under state law. Your interest rate for each purchase payment or transfer will never change more frequently than annually.
Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Regular Fixed Account
Unless you have elected a living benefit rider, the Enhanced Legacy Benefit or the SecureSource Legacy benefit rider, you also may allocate purchase payments or transfer contract value to the regular fixed account The value of the regular fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account. (See “Making the Most of Your Contract — Transfer policies”.)
The Special DCA Fixed Account
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.
You may allocate your entire purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.
In accordance with your investment instructions, we transfer amounts from the Special DCA fixed account to the subaccounts so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The amount of each transfer equals the remaining Special DCA fixed account value on the date of the transfer divided by the number of remaining transfers in the program. You may not change the amount of transfers. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA monthly transfer.

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The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. We will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:
•	for the Special DCA fixed account and the regular fixed account; and
•	for the Special DCA fixed accounts with terms of differing length.
Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:
•	the Special DCA fixed account for a six month term;
•	the Special DCA fixed account for a twelve month term;
•	the approved investment options for the Enhanced Legacy Benefit, the SecureSource Legacy benefit rider, one of the SecureSource series riders and APB riders;
•	unless you have elected one of the optional living benefit riders, the Enhanced Legacy Benefit or the SecureSource Legacy benefit rider, to the regular fixed account, the GPAs, if available, and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs.
Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.
You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account: 1) to the approved investment options, if a living benefit rider, the Enhanced Legacy Benefit or the SecureSource Legacy benefit rider is elected, 2) either in accordance with your investment instructions to us or to the regular fixed account, if available and if no living benefit rider, the Enhanced Legacy Benefit or the SecureSource Legacy benefit rider is elected. Transfers are subject to investment minimums and other restrictions we may impose on investments in the regular fixed account, including but not limited to, any limitations described in this prospectus on transfers (see “Transfer policies”).
Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For an example of how Special DCA dollar-cost averaging works, see table below showing the Special DCA fixed account for a six-month term.
How Special dollar-cost averaging works
By spreading the investment over the term of the Special DCA		Date	SDCA Balance	Portion Transferred	Amount Transferred	Accumulation unit value	Number of units purchased
you automatically buy more units when the per unit market price is low		Jan 15th	$5,000.00
		Jan 16th	5,000.14	1/6	$833.36	$18	46.30
	→	Feb 16th	4,170.30	1/5	834.06	15	55.60
and fewer units when the per unit market price is high.		Mar 16th	3,338.79	1/4	834.70	19	43.93
		April 16th	2,506.20	1/3	835.40	17	49.14
	→	May 16th	1,672.17	1/2	836.09	21	39.81
		Jun 16th	836.79	1/1	836.79	20	41.84
You paid an average price of $18.11 per unit over the 6 months, while the average market price actually was $18.33.
Buying Your Contract
With the assistance of your financial advisor, you can complete an application and your financial advisor will send it along with your initial purchase payment to our Service Center. As of 4/30/2022, this Contract is only available with the SecureSource Tempo rider.

22     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

The contract offers a choice of a seven-year or ten-year surrender charge schedule and mortality and expense risk fees that vary by surrender charge schedule. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you are 90 or younger on the date the contract is issued.
When you apply, you may select (if available in your state):
•	GPAs, the regular fixed account, subaccounts and/or the Special DCA fixed account in which you want to invest;
•	how you want to make purchase payments;
•	a beneficiary;
•	the length of the surrender charge period (seven or ten years);
•	one of the following optional death benefit riders:
–	ROPP Death Benefit (available if you are age 80 or older);
–	MAV Death Benefit; or
–	5-Year MAV Death Benefit.
•	one of the following additional optional death benefit riders:
–	Benefit Protector Death Benefit; or
–	Enhanced Legacy Benefit; or
–	SecureSource Legacy Benefit.
•	one of the following optional living benefit riders:
For contracts with applications signed on or after 5/3/2021:
–	SecureSource Tempo;
–	SecureSource 5;
–	SecureSource 5 Plus;
–	SecureSource Core 2;
For contracts with applications signed prior to 5/3/2021:
–	SecureSource Core;
–	SecureSource 4; or
–	SecureSource 4 Plus.
For contracts with applications signed prior to 3/30/2020:
–	Accumulation Protector Benefit rider;
–	SecureSource Core Plus.
We restrict investment options if you select a SecureSource series rider, APB rider, the Enhanced Legacy Benefit or the SecureSource Legacy benefit rider and you are required to allocate your purchase payments and contract value to the approved investment options, as described in the “Investment Allocation Restrictions for Certain Benefit Riders” section in this prospectus.
The contract provides for allocation of purchase payments to the subaccounts of the Variable Account, to the GPAs, to the regular Fixed Account and/or to the Special DCA fixed account subject to the $1,000 required minimum investment for the GPAs. We currently allow you to allocate the total amount of purchase payment to the regular Fixed Account. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.
If your application is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our Service Center. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation

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date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make regular payments to your contract under a scheduled payment plan. You must make an initial purchase payment of $1,000 or $2,000 depending on the tax qualification (see “Buying Your Contract — Purchase Payments”). Once the required initial purchase payment amount has been met, you can begin the scheduled payment plan by sending a completed form to the Service Center. Certain qualified plan applications allow the establishment of a scheduled payment plan without meeting the required initial purchase payment amount. Contact your financial advisor for details. There is no charge for the scheduled payment plan. You can stop your scheduled payment plan at any time.
Free look
You may return your contract to your financial advisor or to our Service Center within the time stated on the first page of your contract and receive a full refund of the contract value. The valuation date will be the date your request is received at our Service Center. (For California residents, the valuation date will be the earlier of the date your contract is returned to your financial advisor or to our corporate office). We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments, if greater than contract value.)
Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Contract Exchanges
You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Generally, you can exchange one annuity for another or for a qualified long-term care insurance policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on the new contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period may begin when you exchange into the new contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for a new contract or buy a new contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes — 1035 Exchanges.”)
Purchase Payments
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of the contract. If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start. For contracts with a SecureSource series rider, if we do not receive your initial purchase payment within 90 days from the application signed date, we will consider your contract void from the start.
Minimum initial purchase payments*
Qualified annuities	$1,000
Nonqualified annuities	$2,000
Minimum additional purchase payments*
$50

24     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Maximum total purchase payments** (without our approval) based on the contract year and your age on the effective date of the payment:
For the first contract year and total:
through age 85	$1,000,000
for ages 86 to 90	$100,000
age 91 or older	$0
For each contract year thereafter if maximum purchase payment not already received:
through age 85	$100,000
for ages 86 to 90	$50,000
age 91 or older	$0
*	If a group billing arrangement is set up through your employer, the minimum initial and minimum additional purchase payment is $25.
**	These limits apply in total to all RiverSource Life annuities you own unless a higher amount applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.
Additional purchase payment restrictions for contracts with the SecureSource series rider
Effective on May 24, 2021, no additional purchase payments are allowed for contracts with application sign dates before 3/30/2020 with the following SecureSource riders: SecureSource 4, SecureSource 4 Plus, SecureSource Core and SecureSource Core Plus subject to certain exceptions listed below.
Certain exceptions apply for Qualified annuities and the following additional purchase payments will be allowed on or after May 24, 2021:
Current tax year contributions for Tax Sheltered Annuities (TSA) under Section 403(b) of the Internal Revenue Code of 1986 (the Code) and Custodial and investment only plans under Section 401(a) of the Code, up to the annual limit set by the Internal Revenue Service (IRS).
Prior and current tax year contributions up to the annual limit set up by the IRS for any Qualified Accounts except TSA and 401(a). This annual limit applies to Individual Retirement Accounts (IRAs), Roth IRAs, SIMPLE IRAs and Simplified Employee Pension IRA (SEP) plans.
The rider also prohibits additional purchase payments if:
(1)	you decline any increase to the annual rider fee, or
(2)	for the SecureSource Tempo, SecureSource 5, SecureSource 5 Plus, SecureSource 4 and SecureSource 4 Plus, the Current Annual Payment is established and your contract value on an anniversary is less than four times the Benefit Base multiplied by the Minimum Lifetime Payment Percentage for your current Age Band, or
(3)	for the SecureSource Core 2, SecureSource Core and SecureSource Core Plus, the Current Annual Payment is established and your contract value on an anniversary is less than four times the Current Annual Payment.
Additional purchase payment restrictions for contracts with the Accumulation Protector Benefit rider
Additional purchase payments for contracts with the Accumulation Protector Benefit rider are not allowed during the Waiting Period except for the first 180 days (1) immediately following the effective date and (2) following the last contract anniversary for each elective step up.
For contracts with SecureSource series, Accumulation Protector Benefit and SecureSource Legacy riders, subject to state restrictions, we reserve the right to change these purchase payment limitations, including making further restrictions, upon prior written notice.
How to Make Purchase Payments
1 1 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474

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2 2 By scheduled payment plan
We can help you set up a bank authorization.
Limitations on Use of Contract
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.
The Annuitization Start Date
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized (converted to a stream of monthly payments). If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.
The annuitization start date must be:
•	no earlier than the 30th day after the contract’s effective date; and no later than
•	the owner’s 95th birthday or the tenth contract anniversary, if later,
•	or such other date as agreed to by us.
Six months prior to your annuitization start date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B — Life Income with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made (see “The Annuity Payout Period – Annuity Payout Plans”).
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your annuitization start date, your contract will not be automatically annuitized (subject to state requirements). However, if you choose, you can elect to request annuitization or take partial surrenders to meet your required minimum distributions.
Please see "SecureSource Tempo/SecureSource Core 2/SecureSource 5/SecureSource 5 Plus/SecureSource Core/SecureSource Core Plus/SecureSource 4/SecureSource 4 Plus — Other Provisions” section regarding options under this rider at the annuitization start date.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the Variable Account until we receive the beneficiary’s completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)
If you select one of the SecureSource series riders — Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.

26     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Charges
Transaction Expenses
Surrender Charge
If you surrender all or part of your contract before the annuitization start date, we may deduct a surrender charge from the contract value that is surrendered. A surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. The surrender charge percentages that apply to you are shown in your contract.
If you are buying a new contract as an inherited IRA, please consider carefully your surrender charge selection. Surrender charges for an inherited IRA are only waived for life time RMD amounts, not for a 5 year distribution.
You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA). The FA varies depending on whether your contract includes the SecureSource series rider. Contract earnings are defined as contract value (the sum of the contract value in the Regular Fixed Account, contract value in the Special DCA Fixed Account, contract value in the Variable Account, and contract value in the GPAs), less purchase payments not previously surrendered, but not less than zero.
Contract without SecureSource series rider
The FA is the greater of:
•	10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or
•	current contract earnings.
During the first contract year, the FA is the greater of:
•	10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or
•	current contract earnings.
Contract with SecureSource series rider
The FA is the greatest of:
•	10% of the contract value on the prior contract anniversary less any prior surrenders taken in the current contract year;
•	current contract earnings; or
•	the Remaining Annual Payment.
During the first contract year, the FA is the greatest of:
•	10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA;
•	current contract earnings; or
•	the Remaining Annual Payment.
Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.
A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:
1.	First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis.
2.	Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.
3.	Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.

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The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.
We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage and then adding the total surrender charges. For more information on how these charges are calculated, see Appendix D.
The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected, as shown in the table below:
Seven-year schedule		Ten-year schedule
Number of completed years from date of each purchase payment	Surrender charge percentage applied to each purchase payment	Number of completed years from date of each purchase payment	Surrender charge percentage applied to each purchase payment
0	7%	0	8%
1	7	1	8
2	7	2	8
3	6	3	7
4	5	4	6
5	4	5	5
6	2	6	4
7+	0	7	3
		8	2
		9	1
		10+	0
Partial surrenders:
For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.
For an example, see Appendix D.
Fixed payouts: Surrender charge under annuity payout plans allowing surrenders of the present value of remaining guaranteed payouts:
If you elect an annuity payout plan on a fixed basis and the plan we make available provides a liquidity feature permitting you to surrender any portion of the underlying value of remaining guaranteed payouts, a surrender charge may apply.
A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and the periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you are surrendering, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization	Surrender charge percentage
0	Not applicable*
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*	We do not permit surrenders in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced, possibly to zero.

28     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Waiver of surrender charges
We do not assess surrender charges for:
•	surrenders each year that represent the total free amount for that year;
•	required minimum distributions from a qualified annuity to the extent that they exceed the free amount. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force. Surrender charges for an inherited IRA are only waived for life time RMD amounts, not for a 5 year distribution;
•	amounts applied to an annuity payment plan (Exception: As described above, if you elect an annuity payout plan with guaranteed payouts and you choose later to surrender the value of your remaining annuity guaranteed payments, we will assess a surrender charge.);
•	surrenders made as a result of one of the “Contingent events” described below to the extent permitted by state law. Waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;
•	amounts we refund to you during the free look period; and
•	death benefits.
Contingent events
•	Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.
•	Surrenders you make if you are diagnosed in the second or later contract years with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician’s statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.
Other information on charges: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 ½ (fee waived in case of death or disability).
Possible group reductions: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.
Annual Contract Expenses
Base Contract Expenses
Base Contract Expenses consist of the contract administrative charge and mortality and expense risk fee.
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. Currently, we deduct $50 from your contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. The contract administrative charge was $30 prior to 5/4/2020*. We prorate this charge among the GPAs, the regular Fixed Account, the Special DCA fixed account and the Subaccounts in the same proportion your interest in each account bears to your total contract value.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. We reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.
If you take a full surrender of your contract, we will deduct the charge at the time of surrender regardless of the contract value. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit).
*	Also, for contracts with applications signed before 5/4/2020, the contract administrative charge is $30 through the first contract anniversary and $50 thereafter.

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Mortality and Expense Risk Fee
We charge this fee daily to the subaccounts as a percentage of the daily contract value in the Variable Account. The unit values of your Subaccounts reflect this fee. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the Fixed Account. The fees listed below are the current fees and they cannot be changed.
The mortality and expense risk fee you pay is based on the surrender charge schedule that applies to your contract, by contract year if you elect a seven-year surrender charge schedule, and if you select an optional death benefit rider.
RAVA 5 Advantage with ten-year surrender charge schedule	Maximum/Current: 0.95%
RAVA 5 Advantage with seven-year surrender charge schedule*	Maximum/Current: 1.10%
*After the 10th contract anniversary, the Mortality and expense risk fee is 0.95%.
You may select one of the following optional death benefit riders for an additional fee. The optional rider fee will be added to your mortality and expense risk fee.
ROPP Death Benefit(1)	Maximum/Current: 0.35%
MAV Death Benefit	Maximum/Current: 0.25%
5-year MAV Death Benefit	Maximum/Current: 0.10%
(1)	Only available for purchase as an optional rider for ages 80 or older on the rider effective date.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not have a life contingent payment.
Expense risk arises because we cannot increase the contract administrative charge (except for contracts with contract value of $50,000 or more, where we reserve the right to charge a contract administrative change up to $20 after the first contract anniversary) and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•	then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge discussed in the “Transaction Expenses – Surrender Charge”, will cover sales and distribution expenses.
Optional Benefit Charges
Optional Living Benefit Charges
SecureSource Series Rider Charge
We deduct an annual charge for this optional feature only if you select one of the SecureSource series riders. The current annual rider fees applicable to the contract issued while this prospectus is in effect are shown in the Rate Sheet Prospectus Supplement.
The charge is calculated by multiplying the annual rider fee by the greater of the Benefit Base (after any Annual Credit or before any Returns Linked Credit is added) or the anniversary contract value, unless the contract value is greater than the maximum Benefit Base. The maximum Benefit Base is $20 million. In that case, the charge will be calculated by multiplying the annual rider fee by the maximum Benefit Base.
We deduct the charge from your contract value on your contract anniversary. Remember, since the charge is taken on a contract anniversary all purchase payments received during the preceding calendar year will increase your charge. This is especially important to consider when you make purchase payments near your contract anniversary because the payment amount increases your contract value and will result in an increased rider anniversary charge. We prorate this charge among variable Subaccounts but not the fixed account in the same proportion as your interest in each bears to your total Variable Account value.

30     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Once you elect the SecureSource series rider, you may not cancel it (except as described later), and the charge will continue to be deducted until the contract or rider is terminated or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.
Currently the SecureSource series rider fee does not vary with the investment option selected; however, we reserve the right to vary the rider fee for each investment option. The rider fee will not exceed the maximum as shown in the table below:
SecureSource series rider (Available for contract applications signed on or after 5/3/2021)	Guaranteed Maximum Fee
	Single Life rider	Joint Life Rider
SecureSource Tempo	2.50%	2.50%

SecureSource series rider (Available for contract applications signed on or after 5/3/2021 but prior to 1/1/2022 )	Single Life rider	Joint Life Rider
SecureSource Core 2	2.50%	2.50%
SecureSource 5	2.50%	2.50%
SecureSource 5 Plus	2.50%	2.50%

SecureSource series rider (Available for contract applications signed prior to 5/3/2021)	Single Life rider	Joint Life Rider
SecureSource Core	2.25%	2.25%
SecureSource 4	2.25%	2.25%
SecureSource 4 Plus	2.25%	2.25%

SecureSource series rider (Available for contract applications signed prior to 3/30/2020)	Single Life rider	Joint Life Rider
SecureSource Core Plus	2.75%	2.75%
The following describes how your annual rider fee may increase:
1.	We may increase the annual rider fee for all approved investment options at our discretion and on a nondiscriminatory basis up to the maximum fee. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.
(A)	You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:
(i)	all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,
(ii)	any ability to make additional purchase payments,
(iii)	any future Annual Credits (Returns-linked Credits for SecureSource Tempo), and the Credit Base will be permanently set to zero,
(iv)	any increase to the Lifetime Payment Percentage due to changing age bands on subsequent birthdays and rider anniversaries, and
(v)	For SecureSource Core Plus rider only, any future Base Doubler adjustment and the Base Doubler will be permanently set to zero.
(B)	You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.
2.	The annual rider fee associated with a specified investment option may change at our discretion. If you are invested in any investment option that has an increase in the associated annual rider fee, your annual rider fee will increase. Currently the SecureSource series rider fee does not vary with the investment option selected.
If the rider fee changes during a contract year, we will calculate an average annual rider fee, for that contract year only, that reflects the various different fees that were in effect for each investment option that contract year, adjusted for the number of days each fee was in effect and the percentage of contract value allocated to each investment option.
The fee does not apply after the annuitization start date or if the rider is terminated.
Accumulation Protector Benefit Rider Charge
We deduct an annual charge for this optional feature only if you select it. The current initial annual rider fee is 1.30%*. The charge is calculated by multiplying the annual rider fee by the greater of your contract value or the Minimum Contract Accumulation Value (as defined in the “Optional Living Benefits — Accumulation Protector Benefit Rider”

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    31

section) on your contract anniversary. We prorate this charge among all accounts and Subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.
Currently the Accumulation Protector Benefit rider fee does not vary with the investment option selected; however, we reserve the right to vary the rider fee for each approved investment option, but it will not exceed the maximum fee of 2.00%.
The following describes how your annual rider fee may change:
1.	We may change the annual rider fee for any approved investment options at our discretion and on a nondiscriminatory basis up to a maximum fee of 2.00%. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance. The new fee will be in effect on the date we declare in the written notice. You can terminate this rider if you are invested in any investment option that has an increase and if we receive your written request to terminate the rider prior to the date of the fee increase. However, in order to be eligible for termination you must be invested in that investment option on the eligibility date we specify in the written notice. Currently the Accumulation Protector Benefit rider fee does not vary with the investment option selected
2.	We may also change the annual rider fee(s) if you exercise the elective step-up option or elective spousal continuation step up. You do not have the option to terminate the rider if the fee increases due to an elective step-up.
If multiple rider fees are in effect during a contract year, we will calculate an average annual rider fee, based on the number of days each fee was in effect and the percentage of contract value allocated to each investment option.
Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the charge will continue to be deducted through the end of the Waiting Period.
If your contract or rider is terminated for any reason including payment of the death benefit, the rider charge will be deducted, adjusted for the number of days coverage was in place during the contract year.
The fee does not apply after the Benefit Date or after the annuitization start date.
* For contracts with applications signed prior to 10/28/2019, the initial annual rider fee is 1.15%.
The annual rider fee for elective step ups (including elective spousal continuation step up) requests:
Elective step up date:	Maximum annual rider fee	Annual rider fee
Prior to 12/30/2019	2.00%	1.15%
12/30/ 2019 – 07/20/2020	2.00%	1.30%
07/21/2020 and later	2.00%	2.00%
Optional Death Benefit Charges
Benefit Protector Rider Charge
We deduct a charge for this optional feature only if you select it. The current annual fee is 0.25% of your contract value on each contract anniversary. We prorate this charge among all accounts and Subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations when necessary.
If the contract or rider is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the charge from the contract value adjusted for the number of calendar days coverage was in place during the contract year.
We cannot increase this annual fee after the rider effective date.
Enhanced Legacy Benefit Charge
We deduct an annual charge from your contract value on your contract anniversary for this optional feature only if you select it. The current annual rider fee is 0.95%. We prorate this charge among the variable Subaccounts, but not the Fixed Account in the same proportion your interest in each account bears to your total Variable Account contract value on your contract anniversary.
Prior to age 86, the charge is calculated on your contract anniversary by multiplying the annual rider fee by the greater of the ROPP value, ADB value (after any increase is added), MAV or the contract value. On or following age 86, the charge is calculated on your contract anniversary by multiplying the annual rider fee by the greater of the ROPP value, ADB value or MAV.

32     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Currently the Enhanced Legacy Benefit fee does not vary with the investment option selected; however, we reserve the right to vary the rider fee for each investment option. The Enhanced Legacy Benefit fee will not exceed a maximum of 1.75%.
The following describes how your annual rider fee may increase:
1.	We may increase the annual rider fee for all approved investment options at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance. The new fee will be in effect on the date we declare in the written notice. You can terminate this rider if we receive your written request prior to the date of the fee increase. Currently the Enhanced Legacy Benefit fee does not vary with the investment option selected.
2.	The annual rider fee associated with a specified investment option may change at our discretion. If you are invested in any investment option that has an increase in the associated annual rider fee, your annual rider fee will increase. If you change your investment allocation to an investment option not affected by a fee increase, this move will count against the number of transfers allowed. We do not currently limit the number of transfers allowed each contract year.
If your rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee for the preceding contract year only that reflects the various different fees that were in effect for each investment option in that year, adjusted for the number of calendar days each fee was in effect and the percentage of contract value allocated to each investment option.
If your contract or rider is terminated for any reason, the rider charge will be deducted, adjusted for the number of days coverage was in place during the contract year, and further charges for this rider will terminate.
The fee does not apply after the annuitization start date.
SecureSource Legacy Benefit Rider Charge
We deduct an annual charge for this optional feature only if you select it. For contracts with applications signed on or after 5/4/2020, the current annual rider fee is 0.35%. For contracts with applications signed prior to 5/4/2020, the current annual rider fee is 0.25%.
We prorate this charge among the variable Subaccounts, but not the Fixed Account in the same proportion your interest in each account bears to your total Variable Account contract value on your contract anniversary.
The charge is calculated on your contract anniversary by multiplying the annual rider fee by the greater of the SecureSource Legacy benefit amount or the contract value.
For contracts with applications signed on or after 5/4/2020, the SecureSource Legacy benefit rider fee will not exceed a maximum of 0.50%. For contracts with applications signed prior to 5/4/2020, the SecureSource Legacy benefit rider fee will not exceed a maximum of 0.40%.
Currently the SecureSource Legacy benefit rider fee does not vary with the investment option selected; however, we may increase the annual rider fee for all approved investment options at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance. The new fee will be in effect on the date we declare in the written notice. You can terminate this rider if we receive your written request prior to the date of the fee increase.
If your rider fee changes during the contract year, on the next contract anniversary we will calculate an average rider fee for that contract year only, adjusted for the number of calendar days each fee was in effect.
If your contract or rider is terminated for any reason, the rider charge will be deducted, adjusted for the number of days coverage was in place during the contract year, and further charges for this rider will terminate.
The fee does not apply after the annuitization start date.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Premium Taxes
Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.

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Valuing Your Investment
We value your accounts as follows:
GPA
We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:
•	the sum of your purchase payments and transfer amounts allocated to the GPA;
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;
•	minus any prorated portion of the contract administrative charge; and
•	minus the prorated portion of the charge for the Benefit Protector Death Benefit, if selected.
The Fixed Account
We value the amounts you allocate to the Fixed Account directly in dollars. The value of the Fixed Account equals:
•	the sum of your purchase payments allocated to the regular Fixed Account and the Special DCA fixed account, and transfer amounts to the regular Fixed Account (including any positive or negative MVA on amounts transferred from the GPAs);
•	plus interest credited;
•	minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;
•	minus any prorated portion of the contract administrative charge; and
•	minus any prorated portion of the charge for any of the following optional benefits you have selected:
–	Benefit Protector Death Benefit;
–	Enhanced Legacy Benefit;
–	SecureSource Legacy benefit rider;
–	SecureSource series rider; or
–	Accumulation Protector Benefit rider.
Subaccounts
We convert amounts you allocated to the Subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the Subaccounts, we credit a certain number of accumulation units to your contract for that Subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a Subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).
The accumulation units are the true measure of investment value in each Subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the Fund in which the Subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the Variable Account expenses, performance of the fund and on certain Fund expenses. Here is how we calculate accumulation unit values:
Number of units: to calculate the number of accumulation units for a particular Subaccount we divide your investment by the current accumulation unit value.
Accumulation unit value: the current accumulation unit value for each Subaccount equals the last value times the Subaccount’s current net investment factor. We calculate the accumulation unit value of each Subaccount on each valuation date. If your contract anniversary is not a valuation date, your contract value for that contract anniversary will be based on close of business values on the next valuation date.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any dividend or capital gain distribution to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a Subaccount.
Factors that affect Subaccount accumulation units: accumulation units may change in two ways — in number and in value.

34     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

The number of accumulation units you own may fluctuate due to:
•	additional purchase payments you allocate to the Subaccounts;
•	transfers into or out of the Subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);
•	partial surrenders;
•	surrender charges;
and a deduction of a prorated portion of:
•	the contract administrative charge; and
•	the charge for any of the following optional benefits you have selected:
–	Benefit Protector Death Benefit;
–	Enhanced Legacy Benefit;
–	SecureSource Legacy benefit rider;
–	SecureSource series rider; or
–	Accumulation Protector Benefit rider.
Accumulation unit values will fluctuate due to:
•	changes in fund net asset value;
•	fund dividends distributed to the Subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and/or
•	mortality and expense risk fees.
Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals).
For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up automated transfers to or from the GPAs or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic payments under a scheduled payment plan.
There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

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Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.
Contracts issued with the SecureSource Tempo rider have different rebalancing rules. (See “Investment Allocation Restrictions for Certain Benefit Riders – Investment Allocation Restrictions for the SecureSource Tempo Rider – Rebalancing for Investment Path 2”)
The Income GuideSM Program
Income Guide is an optional service we currently offer without charge. It does not change or otherwise modify any of the other benefits, features, charges, or terms and conditions associated with your annuity contract. The purpose of the program is to provide reporting and monitoring of withdrawals you take from your annuity. The reporting and monitoring is designed to provide you information that may assist you in considering whether to adapt your withdrawals over time.
For the purpose of Income Guide program, the term “systematic withdrawals” is the same as “automated systematic surrenders”.
The assumptions we used in the program are not customized or individualized to your circumstances. Program participants and their unique individual circumstances will vary from the program assumptions, creating differing results. The simulations we used in connection with the program do not include any contract or underlying fund charge assumptions other than an assumed mortality and expense risk charge of 1.0%. Your contract value may be depleted prior to the end of the program. If you follow the program and make downward adjustments to your withdrawals to remain in the “On Track” status, the amount of your withdrawal can significantly decline over time.
Income Guide is a withdrawal monitoring service. The program establishes what we call a “Prudent Income Amount” which is based on your contract value, age, and the other program assumptions described below. We calculate the Prudent Income Amount daily using the following factors:
(1)	the age of the participant, (the age of the younger participant under the Joint Option);
(2)	the contract value;
(3)	Prudent Income Percentages.
The current Prudent Income Amount is determined by multiplying the current contract value by the current Prudent Income Percentage. The Prudent Income Amount is a hypothetical withdrawal amount with a minimum 85% probability that if taken and no withdrawal adjustments are made, withdrawals at that amount would not deplete the contract value prior to age 95 (age 100 for joint), or 8 years if longer. Please refer to the Prudent Income Amount section below for details on the assumptions we used to create the Prudent Income Percentages and the operation of the Prudent Income Amount.
Income Guide compares the annual total of the monthly systematic withdrawals you have elected to the current Prudent Income Amount we have calculated to determine your current status in the program. The current status provides you information on the current sustainability of your rate of withdrawal by comparing it to the Prudent Income Amount.
The program allows you to elect to have withdrawal income monitored based on one person (the “Single Option”) or two persons (the “Joint Option”). We refer to each person covered under Income Guide as a participant. Income Guide is most effective when you use it in consultation with your financial advisor.
Income Guide is not a guaranteed income option and it is not backed by our general account. If you need income guaranteed for life or another specified period of time, you should not rely on using Income Guide. For guaranteed income options, consider a guaranteed lifetime withdrawal benefit such as our SecureSource series rider, annuitization options, or other annuity contracts that provide guaranteed lifetime income riders or benefits.

36     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Any withdrawals you make from your contract may result in surrender charges, taxes and tax penalties. In addition, withdrawals may result in a proportional reduction to the standard death benefit and any optional death benefit you have elected.
As part of the Income Guide program, we provide you with information regarding your withdrawal amount, but we do not determine whether to make adjustments to your withdrawal amount or investment allocation.  You need to decide what changes or adjustments may be right for you, or whether to seek the assistance of a financial advisor in making any decisions, based on the information provided and your given needs and circumstances.
Program Availability
Income Guide is only available if the servicing broker-dealer on your contract is Ameriprise Financial Services, LLC (“AFS”) which is our affiliate and we only currently offer variable annuity contracts through AFS. We may modify or end the availability of Income Guide at any time in our sole discretion. We will notify you 30 days in advance of any changes to Income Guide or if we end the program. Advance notice will not be given for any changes we decide to make to the Prudent Income Percentages.
Income Guide is not available if your contract has a SecureSource series or Accumulation Protector Benefit riders.
In addition, in order to enroll in Income Guide, the following eligibility requirements must be met.
(1)	One of the Income Guide participants must be an owner or annuitant under the contract.
(2)	Your contract cannot be a beneficially owned IRA.
(3)	You cannot be withdrawing substantially equal periodic payments as defined in the Internal Revenue Code. These payments are calculated in part using your life expectancy and place limits on the ability to increase withdrawals beyond a certain amount without incurring tax consequences.
(4)	If you have a systematic withdrawal program established, you may not elect to set your withdrawal amount net of surrender charges or market value adjustment and the frequency of withdrawal must be set at monthly. You cannot have more than one systematic withdrawal program established at the same time.
(5)	Your contract cannot have any active or deemed loans on it.
(6)	Your contract must have an Ameriprise advisor registered with AFS assigned as the agent of record on your contract.
(7)	All participants covered by the program must be at least age 50 and no older than age 85.
These eligibility requirements apply to any post-enrollment changes you may elect to make, such as changing or adding participants.
Advance notice will not be given for the events listed below that automatically terminate Income Guide.
(1)	You modify your systematic withdrawal program to a frequency other than monthly or you have more than one systematic withdrawal program in effect.
(2)	You take a loan on the contract.
(3)	On any contract anniversary where the participant (for joint, youngest participant) attained the maximum age of 95 in the preceding contract year.
(4)	The death benefit under the contract becomes payable.
(5)	You elect a systematic withdrawal program to take substantially equal periodic payments as defined in the Internal Revenue Code. These payments are calculated in part using your life expectancy and place limits on the ability to increase withdrawals beyond a certain amount without incurring tax consequences.
(6)	AFS is no longer the servicing broker-dealer on your contract.
(7)	Your contract terminates for any reason, including full surrender, the contract value reaches zero, or when you annuitize your entire contract (this does not apply to partial annuitizations which are permitted while you participate in Income Guide).
In the event of a change in ownership, systematic withdrawals are suspended, but you would continue to be enrolled in the Income Guide.
Enrolling in the Income Guide Program
You may elect to enroll in the Income Guide program at any time as long as we continue to offer it and you meet the eligibility requirements of participation. At the time of your enrollment, you will be required to complete an Income Guide Enrollment Form or verbally acknowledge your understanding of the program if we permit enrollment via telephone. In connection with enrollment, you will be asked whether you want the Single Option or Joint Option. You also will be required to provide the birthdate and sex of each participant covered under Income Guide. We use the age provided at enrollment to calculate the Prudent Income Amount.

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If you are funding your contract through multiple sources that would involve making more than one initial purchase payment, you should consider waiting to enroll in Income Guide until your contract is fully funded. A large purchase payment not taken into account will result in a lower initial Prudent Income Amount being calculated. If your systematic withdrawal amount is based on all intended payments, then the amount you are withdrawing will be higher than the Prudent Income Amount that is calculated before we receive all intended purchase payments which may affect your Income Guide status.
After enrolling, we will permit you to modify the selected option (Single Option or Joint Option) or to change the participants. Any changes are subject to the conditions stated in the Program Availability section above.
Withdrawal Monitoring and Reporting
Income Guide is designed to assist you and your financial advisor in managing the withdrawal of money out of your annuity contract to provide income. To aid in managing your withdrawals, we currently provide periodic reports to you and your financial advisor. This includes a detailed annual report we provide on each contract anniversary and a brief summary on the consolidated statements you receive either monthly or quarterly from AFS. These reports include an Income Guide status based on the Prudent Income Amount calculated on the date we produce the report. The reporting and the status are designed to provide you information regarding the current sustainability of your current withdrawal amount by comparing it to the current Prudent Income Amount. We provide no other reporting, so you should review your consolidated statement and annual report to see if your status under the program has changed. You also can review your current daily status by logging into your account on ameriprise.com. We reserve the right to modify the reporting we provide under the program at any time and in our sole discretion.
The table below summarizes the definitions of each status under the program.
Income Guide Status Definitions
Attention Needed	Caution	On Track	More Available
Prudent Income Amount is more than 20% below your current annual withdrawal amount	Prudent Income Amount is from 10.1% to 20% below your current annual withdrawal amount	Prudent Income Amount is from 10% below up to 24.9% above your current annual withdrawal amount	Prudent Income Amount is more than 25% or more above your current annual withdrawal amount
We use descriptive terminology to describe each status. When you are in the On Track status we may refer to your withdrawal rate as “currently sustainable.” When you are in the Caution status, we refer to your withdrawal rate as “near a point where it may not be sustainable.” When you are in the Attention Needed status, we refer to your withdrawal rate as “may not be sustainable.” Finally, if your current withdrawal amount places you in the “More Available” status, we refer to you as having “more options available” because the Prudent Income Amount is at least 25% higher than your current withdrawal amount. These statuses, including the accompanying explanations, are merely descriptive and do not represent a specific level of actual sustainability or probability of your contract value not being depleted. Please note if you are in the “More Available” status and you utilize contract value for other purposes it may create adverse consequences in the future, including increasing the possibility and extent of future status changes and the possibility of running out of money prior to the end of the program.
The following Income Guide statuses are used in our periodic reporting.
Income Guide Status	What the Status Means
Attention Needed	Based on your contract value, it is projected that your withdrawal amount may not be sustainable.
Caution	Based on your contract value, it is projected that your withdrawal amount is near a point where it may not be sustainable.
On Track	Based on your contract value, it is projected that your withdrawal amount is currently sustainable. Please note that the minimum 85% probability assumed in the program only applies to the Prudent Income Amount and not to the “On Track” status which includes a range above and below the current Prudent Income Amount.
More Available	Based on your contract value and withdrawal amount, it is projected there are more options available.
These statuses are not designed to be, nor should they be construed as, investment advice. They are based on a comparison of your current annual withdrawal amount versus the current Prudent Income Amount. They also can aid you in tracking how close your current rate of withdrawal is to the Prudent Income Amount. In the end, your unique financial

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situation and the advice of your financial advisor should be utilized in assessing your Income Guide status and your utilization of the program as a whole. Please note, the longer you are in the Attention Needed status without adjusting withdrawals the greater the likelihood that you will deplete your contract value.
If you enroll in Income Guide without electing a systematic withdrawal, then no status will be reported, but you will be provided the Prudent Income Amount.
If you completely suspend your withdrawals, we will also no longer report a status. This, however, does not mean that subsequently restarting withdrawals will result in a sustainable rate of withdrawal. When you restart your withdrawals, a current Prudent Income Amount will be compared to your current withdrawal amount to determine a current status. Also, remember that a change in ownership will automatically suspend systematic withdrawals.
Income Guide does not take into account your unique financial situation, including how you allocate your contract value to available investment options and the allocation of your contract value to equities or fixed income instruments (e.g. bonds). Your investment returns, including the deduction of any fund fees and expenses, will differ from program assumptions. In addition, the fees and charges we assumed in calculating values under the program will differ from the actual fees and charges on your contract. This is due in part to the fact that we did not assume certain charges, including the contract administrative charge and optional benefit charges.
The methods, assumptions and simulations we used to develop the Prudent Income Percentages may not be appropriate or correct for a given contract owner. Individual results can vary widely and will impact the frequency of status changes and how often you may want to make adjustments to your withdrawals. You must decide whether to modify withdrawals or take any other action with respect to your contract based on the status we report, and whether to consult with your financial advisor.
The Prudent Income Amount
We use your current age, contract value, and Prudent Income Percentage to calculate your current Prudent Income Amount. We may modify these factors used to calculate your Prudent Income Amount at any time and in our sole discretion. We, RiverSource Life Insurance Company, solely determined what assumptions to use in deriving the Prudent Income Amount
Since the Prudent Income Amount is calculated daily and fluctuates based on age and current contract value, the program does not guarantee or result in a steady stream of income or provide any type of guaranteed cash value or guaranteed benefit.
The Prudent Income Percentages are derived from a series of random simulations based on the following assumptions:
•	an investment allocation of 50% in equities and 50% in fixed income instruments (e.g.bonds);
•	average annual returns, after the deduction of all fund fees and expenses, of 9.0% on the equity allocation and 2.0% on the fixed income instruments (e.g.bonds) allocation that grades upward to 4.0% over a twenty year period;
•	average portfolio volatility of 9.0%;
•	a 1.0% average annual mortality and expense risk fee being assessed; and
•	taking level withdrawals each month.
The average annual return assumptions of 9.0% for the equity allocation and the 2.0% - 4.0% for the fixed income instruments (e.g.bonds) allocation are net return assumptions. This means these return assumptions would be after the deduction of all underlying fund fees and expenses. Contract charges other than the 1.0% mortality and expense risk fee, if they apply to you, were not included in the assumptions. This includes the contract administrative charge, surrender charges, and charges associated with optional benefits available under the contract. The “Charges” section of the prospectus provides additional details on the amount and applicability of these charges.
Since these assumptions are not customized to you, your circumstances will differ and the minimum 85% probability of withdrawals lasting for the duration of the program without the need to make any adjustments to the amount of withdrawals may be higher or lower than the probability used in developing the Prudent Income Percentages.
Your results under the program will vary. In general, if you have lower returns, higher volatility, higher fees, or you make additional withdrawals, then the probability of your withdrawal amount being sustainable will be lower than assumed under the program. In contrast, if you have higher returns, lower volatility, lower fees, or make additional purchase payments, then the probability of your withdrawal amount being sustainable will generally be higher than assumed under the program. In addition, if you experience long-term periods where your contract value is continually declining due to deviations from the assumptions mentioned above, you will need to repeatedly decrease the amount of your withdrawal to stay in the “On Track” status. Also, while unlikely, your contract value may be depleted before age 95 even if you follow the program.

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It is important to remember that only the age of the participant and the contract value are specific to your contract. All of the factors used in determining the Prudent Income Percentages are general and not individualized or otherwise customized to you, your contract allocation, or any other circumstances specific to you.
The following factors related to your contract experience will impact your Income Guide status and the probability of withdrawals (without adjusting under the program) lasting for the duration of the program:
(1)	the fees, average annual total returns and volatility of the underlying funds you have elected;
(2)	the specific fees of your contract;
(3)	additional purchase payments to the contract;
(4)	withdrawals in addition to the monthly systematic withdrawal;
(5)	partial annuitizations; or
(6)	your actual life expectancy or retirement horizon.
The assumptions were utilized to run a series of random simulations. These simulations were used to establish the Prudent Income Percentages which are based on a level amount of income (without adjusting under the program) that provides a minimum 85% or greater probability of contract value lasting to age 95 (age 100 for joint), or for 8 years, whichever is longer. As with any simulation, your actual experience will be different and our methodology could have an error.
The Prudent Income Percentages change over time based on age. The table below shows the current Prudent Income Percentages utilized. In the case of the Joint Option, the youngest participant’s age is used to determine the Prudent Income Percentages.
Prudent Income Percentages
Participant Age	Single Option	Joint Option	Participant Age	Single Option	Joint Option	Participant Age	Single Option	Joint Option
50	3.0%	2.5%	66	4.6%	4.1%	81	6.3%	5.8%
51	3.1%	2.6%	67	4.7%	4.2%	82	6.6%	6.1%
52	3.2%	2.7%	68	4.8%	4.3%	83	6.9%	6.4%
53	3.3%	2.8%	69	4.9%	4.4%	84	7.2%	6.7%
54	3.4%	2.9%	70	5.0%	4.5%	85	7.5%	7.0%
55	3.5%	3.0%	71	5.1%	4.6%	86	8.0%	7.5%
56	3.6%	3.1%	72	5.2%	4.7%	87	8.5%	8.0%
57	3.7%	3.2%	73	5.3%	4.8%	88	9.0%	8.5%
58	3.8%	3.3%	74	5.4%	4.9%	89	9.5%	9.0%
59	3.9%	3.4%	75	5.5%	5.0%	90	10.0%	9.5%
60	4.0%	3.5%	76	5.6%	5.1%	91	10.5%	10.0%
61	4.1%	3.6%	77	5.7%	5.2%	92	11.0%	10.5%
62	4.2%	3.7%	78	5.8%	5.3%	93	11.5%	11.0%
63	4.3%	3.8%	79	5.9%	5.4%	94	12.0%	11.5%
64	4.4%	3.9%	80	6.0%	5.5%	95	12.5%	12.0%
65	4.5%	4.0%
The Prudent Income Percentage is multiplied by the contract value to determine the current Prudent Income Amount. The Prudent Income Amount will change over time due to changes in the contract value and the age of the participants covered under the program.
Although the Prudent Income Percentage increases with age, the Prudent Income Amount may not increase over time because a decreasing contract value can more than offset any increase in the Prudent Income Percentage. An increase in the Prudent Income Percentage does not protect against inflation.
Refer to “Example of a Prudent Income Amount Calculation” below to see how the Prudent Income Percentage is used to create a Prudent Income Amount.
By increasing with age, the Prudent Income Percentages result in less contract value being required to be in the “On Track” status. As a result, the Prudent Income Amount is not designed to preserve the level of your contract value. Following the monitoring program, however, including making adjustments to your rate of withdrawal over the life of the program, will increase the likelihood that your contract value will not be exhausted prior to the end of the program.
The assumptions used in determining values under Income Guide including investment and performance, are not tied in any way to your allocation of contract value and its performance. Your actual contract results can vary significantly from the performance we assumed in calculating the Prudent Income Amount.

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The Prudent Income Amount is not a guarantee of present or future income and is not intended, nor should it be construed as, any form of investment advice.
If your contract is funding an employer sponsored plan such as a retirement plan established under Section 403(b) or 401(a) of the Code, your ability to begin a systematic withdrawal or to change one may be subject to plan sponsor approval. To determine whether there are any plan based restrictions on Income Guide, contact your plan sponsor.
Example of a Prudent Income Amount Calculation
Below is an example of how Income Guide calculates the Prudent Income Amount and assigns the status of the sustainability of your withdrawals.
At the time of enrollment, assume the following:
(1)	you have elected the Single Option;
(2)	you are age 65;
(3)	your monthly systematic withdrawal amount is $350.00 ($4,200.00 annually); and
(4)	your contract value is $100,000.00.
Using these assumptions when you enroll, to calculate the Prudent Income Amount, the contract value is multiplied by the Prudent Income Percentage, which is 4.5%.
$100,000.00 x 4.5% = $4,500.00
In this case, the Prudent Income Amount is about 7.1% above your annual withdrawal amount. This results in being assigned a status of “On Track.”
Let’s assume six months after enrollment, you are still age 65 and your contract value is now $95,000. When you multiply the current contract value by the Prudent Income Percentage you get the following Prudent Income Amount.
$95,000.00 x 4.5% = $4,275.00
In this case, the Prudent Income Amount is about 1.8% above your annual withdrawal amount. This results in being assigned a status of “On Track.”
Let’s assume one year after enrollment, you are now age 66 and your contract value is now $82,000. When you multiply the current contract value by the Prudent Income Percentage you get the following Prudent Income Amount.
$82,000.00 x 4.6% = $3,772.00
In this case, the Prudent Income Amount is about 10.2% below your annual withdrawal amount. This results in being assigned a status of “Caution.”
Potential Benefits of the Income Guide Program
Income Guide can aid you in creating a non-guaranteed stream of income through systematic withdrawals from your contract. This can be beneficial if your need for income is flexible and does not require the guarantees associated with either a guaranteed minimum withdrawal benefit rider or exercising your option to annuitize. Withdrawals in connection with Income Guide may be subject to surrender charges, taxes and tax penalties. In contrast, payments under a guaranteed minimum withdrawal benefit rider or annuitization are not subject to surrender charges. In addition, if you use Income Guide and you have a non-qualified contract, you are not receiving any potential benefits of the exclusion ratio associated with annuitization. The exclusion ratio allows you to spread the cost basis of your contract value over time, generally resulting in payments being partially income tax-free while the exclusion ratio is in effect. In contrast, Income Guide systematically withdraws contract value and for non-qualified contracts this results in taxable earnings being considered to be withdrawn first. A financial advisor can help you understand each of the income options available to you.
In cases where your Income Guide status becomes “More Available” there may be opportunities to increase your withdrawal rate, lock-in guaranteed income through partial annuitization, or use a portion of your contract value for other purposes. In consultation with your financial advisor, you can determine whether one or more of these options are right for you. Please keep in mind increases in the amount you withdraw may be subject to additional surrender charges, taxes and tax penalties. In addition, withdrawals will reduce your contract value and will proportionally reduce your standard death benefit and any optional death benefit you have elected. Increases in withdrawals can also have adverse future consequences, including increasing the possibility of future status changes and the possibility of running out of money prior to the end of the program.
Potential Risks of the Income Guide Program
Income Guide, including the Prudent Income Amount, is not a guarantee of income. If your annuity contract value is depleted your contract and any benefits associated with it, including Income Guide, will end without value.

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In instances where your contract enters the “Attention Needed” status, even if you take steps to address the status such as lowering withdrawals from your contract, it is possible depending on continued performance of your contract that you could re-enter or remain in the status for an extended period of time. If you do not adjust your withdrawals when you are in the “Attention Needed” status, it could substantially increase the likelihood your contact value will be depleted, especially if you remain in this status for an extended period of time without making any adjustments.
Income Guide does not provide any additional waiver of any applicable surrender charge. This means in cases where your contract is subject to a surrender charge, any amounts withdrawn in excess of the free amount will be assessed a surrender charge, including any instance where you are withdrawing at a level equal to the Prudent Income Amount. For additional information on surrender charges, refer to the “Surrender Charge” subsection of the “Charges” section of this prospectus.
If your contract is issued on a qualified basis, you are subject to certain required minimum distribution rules for federal tax purposes. These rules may require you to take withdrawals out of your annuity that exceed the Prudent Income Amount. If this occurs, taking the required withdrawals may increase the likelihood that you will deplete your annuity contract over time.
Income Guide does not provide any additional waiver of any applicable surrender charge. This means in cases where your contract is subject to a surrender charge, any amounts withdrawn in excess of the free amount will be assessed a surrender charge, including any instance where you are withdrawing at a level equal to the Prudent Income Amount. For additional information on surrender charges, refer to the “Surrender Charge” subsection of the “Charges” section of this prospectus.
If your relationship with your advisor ends, you will no longer receive assistance using the Income Guide service. If your contract continues to be serviced by AFS, but you have ended your relationship with the financial advisor with whom you set up Income Guide, Income Guide will continue, and you should request AFS assign you another advisor to assist you with maximizing the effectiveness of Income Guide. We cannot guarantee that AFS will assign you an advisor that will assist you with Income Guide.
If you rely on Income Guide for managing your income needs and the service terminates, either because we choose to no longer offer it or a circumstance arises where automatic termination occurs, you may be in a position where you cannot find a means to manage or monitor your income going forward. Remember, in any instance where AFS is no longer the servicing broker-dealer of record for your contract, Income Guide will automatically terminate.
Transferring Among Accounts
The transfer rights discussed in this section do not apply if you have selected one of the optional living benefit riders, the Enhanced Legacy Benefit or SecureSource Legacy benefit rider, unless noted otherwise. For transfer rights involving investment options under optional living benefit riders, the Enhanced Legacy Benefit or SecureSource Legacy benefit rider, please see “Investment Allocation Restrictions for Certain Benefit Riders” section.
You may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account, to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs and the regular fixed account. You may not transfer contract value to the Special DCA fixed account. You may not transfer contract value from the Special DCA fixed account except as part of automated monthly transfers.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•	If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00 pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00 pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•	If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00 pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00 pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

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If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.
We may suspend or modify transfer privileges at any time, subject to state regulatory requirements.
For information on transfers after annuity payouts begin, see “Transfer policies” below.
Transfer policies
•	Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination.
•	You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. Currently, you may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Because of this limitation, it may take you several years to transfer all your contract value from the regular fixed account. You should carefully consider whether the regular fixed account meets your investment criteria before you invest. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.
•	You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see “The Guarantee Period Accounts (GPAs) — Market Value Adjustment (MVA)”).
•	You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts, or for the SecureSource series riders, APB rider, Enhanced Legacy Benefit or SecureSource Legacy benefit rider, to the selected approved investment options. (See “Special DCA Fixed Account.”)
•	After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.
(1)	All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a Subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the Subaccounts within the contract. The underlying funds in which the Subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the Subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a Subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a Subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a Subaccount invests; and

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•	preventing the investment adviser(s) of an underlying fund in which a Subaccount invests from fully investing the assets of the Fund in accordance with the Fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the Subaccounts of the Variable Account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the Subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the Subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of Fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•	Each Fund may restrict or refuse trading activity that the Fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a Fund, may require us to reject your transfer request. For example, we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an

44     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

underlying fund’s market timing policies and procedures will do so. Orders we place to purchase Fund shares for the Variable Accounts are subject to acceptance by the Fund. We reserve the right to reject without prior notice to you any transfer request if the Fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a Fund has adopted. As a result, a Fund’s returns might be adversely affected, and a Fund might terminate our right to offer its shares through the Variable Account.
•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the Fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a Fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same Fund’s shares will do so, and the returns of that Fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that Fund, and to determine whether an underlying fund has adopted a redemption fee, see that Fund’s prospectus.
How to Request a Transfer or Surrender
1 1 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or surrenders:	$250 or entire account balance**

Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.
**	The contract value after a partial surrender must be at least $500.

2 2 By automated transfers and automated partial surrenders
Your financial advisor can help you set up automated transfers among your subaccounts, GPAs or regular fixed account or automated partial surrenders from the GPAs, regular fixed account, Special DCA fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.
•	Automated transfers from the regular fixed account are limited to 30% of the regular fixed account value at the beginning of the contract year or $10,000, whichever is greater.
•	Automated surrenders may be restricted by applicable law under some contracts.
•	You may not make additional systematic payments if automated partial surrenders are in effect.
•	If you have the Enhanced Legacy Benefit, SecureSource Legacy benefit rider, a SecureSource series rider or APB rider, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (see "Special DCA Fixed Account" and "Investment Allocation Restrictions for Certain Benefit Riders").
•	Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.
•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
•	If you have a SecureSource series rider, you may set up automated partial surrenders up to the benefit available for withdrawal under the rider.

Minimum amount
Transfers or surrenders:	$50

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Maximum amount
Transfers or surrenders:	None (except for automated transfers from the regular fixed account)

3 3 By telephone
Call:
1-800-862-7919
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers:	Contract value or entire account balance
Surrenders:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.
Surrenders
You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•	If we receive your surrender request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
For surrender requests received by phone:
•	If we receive your surrender request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
We may ask you to return the contract. You may have to pay a contract administrative charge, surrender charges, or any applicable optional rider charges (see “Charges”) and federal income taxes and penalties. State and local income taxes may also apply. (see “Taxes”) You cannot make surrenders after the annuitization start date except if you elect an annuity payout plan with guaranteed payouts.
Any partial surrender you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected a SecureSource series rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider will be reduced (see “Optional Benefits — Optional Living Benefits”). Any partial surrender request that exceeds the amount allowed under the SecureSource series riders will impact the guarantees provided and

46     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.
In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”).
Surrender Policies
If you have a balance in more than one account and you request a partial surrender, we will automatically surrender money from all your subaccounts, Special DCA fixed account, GPAs and/or the regular fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. If your contract includes a SecureSource series rider you do not have the option to request from which account to surrender. The minimum contract value after partial surrender is $500 (for contracts with a a SecureSource series rider, there is no minimum).
Receiving Payment
1 1 By regular or express mail
•	payable to you;
•	mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank;
•	pre-authorization required.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–	the NYSE is closed, except for normal holiday and weekend closings;
–	trading on the NYSE is restricted, according to SEC rules;
–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
TSA — Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    47

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–	you are at least age 59½;
–	you are disabled as defined in the Code;
–	you severed employment with the employer who purchased the contract;
–	the distribution is because of your death;
–	the distribution is due to plan termination; or
–	you are a qualifying military reservist.
•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
•	If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have a SecureSource series rider, APB rider, Enhanced Legacy Benefit, SecureSource Legacy benefit rider or Benefit Protector Death Benefit rider.
Changing the Annuitant
If you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership. For inherited nonqualified annuities, joint annuitants, contingent annuitants, and changing the annuitant are not allowed. Joint annuitants are not allowed for contracts with a SecureSource series Single Life rider. For contracts issued in California, if you have the SecureSource Legacy benefit rider and a SecureSource series rider, you may not change the annuitant while this rider is in force (Joint Life: unless a Covered Spouse becomes the owner and annuitant under the spousal continuation provision).
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. We will honor any change of ownership request received in good order that we believe is authentic, and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)
If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. For ownership changes prior to 5/1/2020, our administrative process required only the new owner to meet the age limitations.
The death benefit may change due to a change of ownership.

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•	If you have the Enhanced Legacy Benefit, joint ownership and joint annuitants are not allowed while this rider is in force. For contracts issued in all states except California, if any owner is age 75 or younger immediately following the ownership change, the rider will continue and the benefit amount may be reset. An assignment or change of ownership may also be made to a non-natural owner (e.g. an individual ownership changed to an irrevocable trust) or to a revocable trust, with either holding for the sole benefit of the prior owner. Assignments and ownership changes other than these will terminate the rider. For contracts issued in California, the benefits provided under the rider are only payable at the annuitant’s death. You may not change the annuitant while this rider is in force, unless you are the annuitant and your spouse becomes the owner and annuitant under the spousal continuation provision. An ownership change will not terminate the rider or reset the benefit amount.
•	If you have the SecureSource Legacy benefit rider and a SecureSource series – Single Life rider, if there is an assignment or a change of ownership, the rider will terminate unless the new owner or assignee assumes total ownership of the contract and was an owner or the covered person before the change, or is a non-natural owner or revocable trust, either holding for the sole benefit of the prior owner, subject to state restrictions. For contracts issued in California, the benefits provided under the SecureSource Legacy rider are only payable at the annuitant’s death. An ownership change will not terminate the rider.
•	If you have the SecureSource Legacy benefit rider and a SecureSource series – Joint Life rider, if there is an assignment or a change of ownership, the rider will terminate unless the new owner or assignee assumes total ownership of the contract and was an owner or a covered spouse before the change, or is a non-natural owner or a revocable trust, either holding for the sole benefit of the prior owner, subject to state restrictions. For contracts issued in California, the benefits provided under the SecureSource Legacy benefit rider are only payable at the annuitant’s death. You may not change the annuitant while this rider is in force unless a covered spouse becomes the owner and annuitant under the spousal continuation provision. An ownership change will not terminate the rider.
•	If you have the Benefit Protector rider, if any owner is older than age 75 immediately following the ownership change, the rider will terminate upon change of ownership. If all owners are younger than age 76, the rider continues unless the owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see “Optional Death Benefits — Benefit Protector Death Benefit Rider”).
•	If you elected the ROPP Death Benefit and if any owner is older than age 79 immediately following the ownership change, the ROPP Death Benefit will continue. If all owners are age 79 or younger, the ROPP Death Benefit will terminate and the Standard Death Benefit will apply.
•	If you elected the 5-Year MAV Death Benefit and if any owner is older than age 75 immediately following the ownership change, this rider will terminate and the Standard Death Benefit will apply. If all owners are age 75 or younger, the 5-Year MAV Death Benefit will continue.
•	If you elected the MAV Death Benefit and if any owner is older than age 79 immediately following the ownership change, this rider will terminate and the Standard Death Benefit will apply. If all owners are age 79 or younger, the MAV Death Benefit will continue.
•	The ROPP Death Benefit, MAV Death Benefit and 5-Year MAV Death Benefit values may be reset (see “Benefits in the Case of Death”).
•	If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”).
For a SecureSource series — Single Life rider, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or the covered person before the change, or is a non-natural owner or revocable trust, either holding for the sole benefit of the prior owner. For contracts issued in California, an ownership change will not terminate the rider and will not change the covered person under the rider. Joint ownership and joint annuitants are not allowed for contracts with SecureSource series — Single Life rider.
For a SecureSource series — Joint Life rider, if the owner is a natural person, only the covered spouses can be owners. If there is a non-natural or revocable trust owner, one of the covered spouses must be the annuitant. The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or a covered spouse before the change, or is a non-natural owner or a revocable trust, either holding for the sole benefit of the prior owner. For contracts issued in California, transfer of the ownership of the annuity contract is not limited; however, the rider will not terminate and the covered spouses under the rider will not change.
For the Accumulation Protector Benefit rider, subject to state rules, the rider will terminate if there is a change of ownership unless the new owner assumes total ownership of the contract and was an owner before the change. (See “Optional Benefits.”)

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Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Standard Benefits (no additional charge)
Dollar Cost Averaging	Allows the systematic transfer of a specified dollar amount among the subaccounts or from the regular fixed account to one or more eligible subaccounts	N/A	N/A	• Transfers not available to the GPA account, regular fixed account and Special DCA fixed account
• Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year or $10,000, whichever is greater
• Not available with a living benefit
Special Dollar Cost Averaging (SDCA)	Allows the systematic transfer from the Special DCA fixed account to one or more eligible subaccounts	N/A	N/A	• Must be funded with a purchase payment, not transferred contract value
• Only 6-month and 12-month options are available
• Transfers occur on a monthly basis and the first monthly transfer occurs one day after we receive your purchase payment
• You may not use the regular fixed account, GPA account, or the Special DCA fixed account as a destination for the Special DCA monthly transfer
Asset Rebalancing	Allows you to have your investments periodically rebalanced among the subaccounts to your pre-selected percentages	N/A	N/A	• You must have $2,000 in Contract Value to participate.
• We require 30 days notice for you to change or cancel the program
• You can request rebalancing to be done either quarterly, semiannually or annually
• Other restrictions may apply for contracts with the SecureSource Tempo rider

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Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Income Guide	Provides reporting and monitoring of withdrawals you take from your annuity.	N/A	N/A	• Contract owners must be at least age 50 and no older than age 85
• Available only if the servicing broker-dealer on your contract is Ameriprise Financial Services, LLC
• Not available with a living benefit
• Not available if you are making substantially equal withdrawals
• Not available if you have more than one systematic withdrawal program in place
• Systematic withdrawals must be set up according to the all the terms of Income Guide
• Your contract cannot have any loans
Automated Partial Surrenders/Systematic Withdrawals	Allows automated partial surrenders from the contract	N/A	N/A	• Additional systematic payments are not allowed with automated partial surrenders
• For contracts with a SecureSource series rider you may set up automated partial surrenders up to the benefit available for withdrawals under the rider
• May result in income taxes and IRS penalty on all or a portion of the amounts surrendered
Nursing Home or Hospital Confinement	Allows you to withdraw contract value without a surrender charge	N/A	N/A	• You must be confined to a hospital or nursing home for the prior 60 days or confinement began within 30 days following a 60 day confinement period
• You must be under age 76 on the contract issue date and confinement must start after the contract issue date
• Must receive your surrender request no later than 91 days after your release from the hospital or nursing home
• Amount withdrawn must be paid directly to you

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Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Terminal Illness	Allows you to withdraw contract value without a surrender charge	N/A	N/A	• Terminal Illness diagnosis must occur after the first contract year • Must be terminally ill and not expected to live more than 12 months • Amount withdrawn must be paid directly to you
Standard Death Benefit (available for contract owners age 79 and younger)	Provides a guaranteed death benefit equal to the greater of the Return of Purchase Payment Value (ROPP), Contract Value after any rider charges have been deducted, or the Full Surrender Value	N/A	N/A	• Withdrawals will proportionately reduce the benefit, which means your benefit could be reduced by more than the dollar amount of your withdrawals, and such reductions could be significant
• Annuitizing the Contract terminates the benefit.
Standard Death Benefit (available if any contract owner is age 80 and older)	Provides a minimum death benefit equal to the greater of the Contract Value after any rider charges have been deducted or the Full Surrender Value	N/A	N/A	• Annuitizing the Contract terminates the benefit
Currently Offered Optional Benefits
ROPP Death Benefit	Provides a guaranteed death benefit equal to the greater of the Return of Purchase Payment Value (ROPP),Contract Value after any rider charges have been deducted, or the Full Surrender Value	0.35% of average daily contract value in the variable account	0.35%	• Available if any owner is age 80 and older
• Must be elected at contract issue
• Not available with any SecureSource series rider
• Withdrawals will proportionately reduce the benefit, which means your benefit could be reduced by more than the dollar amount of your withdrawals, and such reductions could be significant
• Annuitizing the Contract terminates the benefit

52    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
MAV Death Benefit	Increases the guaranteed death benefit to the highest anniversary contract value, adjusted for any partial surrenders	0.25% of average daily contract value in the variable account	0.25%	• Available to owners age 79 and younger
• Must be elected at contract issue
• Not available with any SecureSource series rider or Enhanced Legacy Benefit
• No longer eligible to increase on any contract anniversary on/after your 81st birthday.
• Withdrawals will proportionately reduce the benefit, which means your benefit could be reduced by more than the dollar amount of your withdrawals. Such reductions could be significant.
• Annuitizing the Contract terminates the benefit
5-year MAV Death Benefit	Increases the guaranteed death benefit to the highest 5th anniversary contract value, adjusted for any partial surrenders	0.10% of average daily contract value in the variable account	0.10%	• Available to owners age 75 and younger
• Must be elected at contract issue
• Not available with Enhanced Legacy Benefit
• No longer eligible to increase on any contract anniversary on/after your 81st birthday
• Withdrawals will proportionately reduce the benefit, which means your benefit could be reduced by more than the dollar amount of your withdrawals. Such reductions could be significant
• Annuitizing the Contract terminates the benefit

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Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Benefit Protector Death Benefit	Provides an additional death benefit, based on a percentage of contract earnings, to help offset expenses after death such as funeral expenses or federal and state taxes	0.25% of contract value	0.25%	• Available to owners age 75 and younger
• Must be elected at contract issue
• Only available if elected with the Standard Death Benefit (for owners age 79 or younger), MAV or 5-year MAV
• For contract owners age 70 and older at issue, the benefit decreases from 40% to 15% of earnings
• Annuitizing the Contract terminates the benefit
Enhanced LegacySM Benefit	Increases the guaranteed death benefit to the greater of the MAV (i.e. the highest anniversary contract value) and ADB value (i.e purchase payments compounded at 5%), adjusted for any partial surrenders	1.75% of the greater of contract value and guaranteed death benefit (On or after age 86, 1.75% of guaranteed death benefit)	0.95%	• Available to owners age 75 and younger
• Must be elected at contract issue
• Not available with any living benefit rider or any other death benefit rider
• Subject to Investment Allocation restrictions
• No longer eligible to increase on any contract anniversary following your 81st (for ADB value) or 86th (for MAV) birthday
• Withdrawals will proportionately reduce the benefit, which means your benefit could be reduced by more than the dollar amount of your withdrawals. Such reductions could be significant
• Annuitizing the Contract terminates the benefit

54    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
SecureSource LegacySM Benefit	For contracts with one of the SecureSource series riders increases the guaranteed death benefit to the highest anniversary contract value, adjusted for any partial surrenders.	On or after 5/4/2020: 0.50% Prior to 5/4/2020: 0.40% of contract value or SecureSource Legacy Death Benefit amount, whichever is greater	On or after 5/4/2020: 0.35% Prior to 5/4/2020: 0.25%	• Must be elected at contract issue
• Available only when purchased with the one of SecureSource series riders
• Subject to Investment Allocation restrictions
• Withdrawals will proportionately reduce the benefit, which means your benefit could be reduced by more than the dollar amount of your withdrawals. Such reductions could be significant
• Annuitizing the Contract terminates the benefit
SecureSource TempoSM	Provides lifetime income regardless of investment performance	2.50% of contract value or the Benefit Base, whichever is greater	Disclosed in the Rate Sheet Prospectus Supplement along with other benefit information	• Available to owners age 85 or younger
• Must be elected at contract issue
• Available as a Single Life or Joint Life option
• Not available under an inherited qualified annuity
• Subject to Investment Allocation restrictions
• Certain withdrawals could significantly reduce the guaranteed amounts under the rider and the rider will terminate if the contract value goes to zero due to an excess withdrawal
• May have limitations on additional purchase payments
Previously Offered Optional Benefits

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Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
SecureSource Core 2SM	Provides lifetime income regardless of investment performance	2.50% of contract value or the Benefit Base, whichever is greater	Disclosed in the Rate Sheet prospectus Supplement along with other benefit information	• Available to owners age 85 or younger
• Must be elected at contract issue
• Available as a Single Life or Joint Life option
• Not available under an inherited qualified annuity
• Subject to Investment Allocation restrictions
• Certain withdrawals could significantly reduce the guaranteed amounts under the rider and the rider will terminate if the contract value goes to zero due to an excess withdrawal
• May have limitations on additional purchase payments
SecureSource 5®	Provides lifetime income regardless of investment performance	2.50% of contract value or the Benefit Base, whichever is greater	Disclosed in the Rate Sheet Prospectus Supplement along with other benefit information	• Available to owners age 85 or younger
• Must be elected at contract issue
• Available as a Single Life or Joint Life option
• Not available under an inherited qualified annuity
• Subject to Investment Allocation restrictions
• Certain withdrawals could significantly reduce the guaranteed amounts under the rider and the rider will terminate if the contract value goes to zero due to an excess withdrawal
• May have limitations on additional purchase payments

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Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
SecureSource 5® Plus	Provides lifetime income regardless of investment performance	2.50% of contract value or the Benefit Base, whichever is greater	Disclosed in the Rate Sheet Prospectus Supplement along with other benefit information	• Available to owners age 85 or younger
• Must be elected at contract issue
• Available as a Single Life or Joint Life option
• Not available under an inherited qualified annuity
• Subject to Investment Allocation restrictions
• Certain withdrawals could significantly reduce the guaranteed amounts under the rider and the rider will terminate if the contract value goes to zero due to an excess withdrawal
• May have limitations on additional purchase payments
SecureSource CoreSM	Provides lifetime minimum withdrawal benefit regardless of investment performance	2.25% of contract value or the Benefit Base, whichever is greater	Disclosed in the Rate Sheet Prospectus Supplement along with other benefit information	• Available to owners age 85 or younger
• Must be elected at contract issue
• Available as a Single Life or Joint Life option
• Not available under an inherited qualified annuity
• Subject to Investment Allocation restrictions
• Certain withdrawals could significantly reduce the guaranteed amounts under the rider and the rider will terminate if the contract value goes to zero due to an excess withdrawal
• Limitations on additional purchase payments

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Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
SecureSource Core PlusSM	Provides lifetime minimum withdrawal benefit regardless of investment performance	2.75% of contract value or the Benefit Base, whichever is greater	Disclosed in the Rate Sheet Prospectus Supplement along with other benefit information	• Available to owners age 85 or younger
• Must be elected at contract issue
• Available as a Single Life or Joint Life option
• Not available under an inherited qualified annuity
• Subject to Investment Allocation restrictions
• Certain withdrawals could significantly reduce the guaranteed amounts under the rider and the rider will terminate if the contract value goes to zero due to an excess withdrawal
• Limitations on additional purchase payments
SecureSource 4®	Provides lifetime minimum withdrawal benefit regardless of investment performance	2.25% of contract value or the Benefit Base, whichever is greater	Disclosed in the Rate Sheet Prospectus Supplement along with other benefit information	• Available to owners age 85 or younger
• Must be elected at contract issue
• Available as a Single Life or Joint Life option
• Not available under an inherited qualified annuity
• Subject to Investment Allocation restrictions
• Certain withdrawals could significantly reduce the guaranteed amounts under the rider and the rider will terminate if the contract value goes to zero due to an excess withdrawal
• Limitations on additional purchase payments

58    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
SecureSource 4® Plus	Provides lifetime minimum withdrawal benefit regardless of investment performance	2.25% of contract value or the Benefit Base, whichever is greater	Disclosed in the Rate Sheet Prospectus Supplement along with other benefit information	• Available to owners age 85 or younger
• Must be elected at contract issue
• Available as a Single Life or Joint Life option
• Not available under an inherited qualified annuity
• Subject to Investment Allocation restrictions
• Certain withdrawals could significantly reduce the guaranteed amounts under the rider and the rider will terminate if the contract value goes to zero due to an excess withdrawal
• Limitations on additional purchase payments
Accumulation Protector Benefit®	Provides 100% of initial investment or 90% of highest contract anniversary value (adjusted for partial surrenders) at the end of 10 year waiting period, regardless of investment performance	2.00% of contract value or the Minimum Contract Accumulation Value, whichever is greater	Varies by issue date and elective step up date	• Available to owners age 80 or younger
• Must be elected at contract issue
• Not available with SecureSource series riders, Enhanced Legacy Benefit or SecureSource Legacy benefit rider
• Withdrawals will proportionately reduce the benefit, which means your benefit could be reduced by more than the dollar amount of your withdrawals. Such reductions could be significant
• The rider ends when the Waiting Period expires
• Limitations on additional purchase payments
• Subject to Investment Allocation restrictions
• Step ups restart the Waiting Period
Benefits in Case of Death — Standard Death Benefit
We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date with the contract value greater than zero. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner.
If you are age 79 or younger on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the greater of:
•	the contract value after any rider charges have been deducted;
•	the Return of Purchase Payments (ROPP) value; or

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•	the Full Surrender Value.
If you are age 80 or older on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the greater of contract value after any rider charges have been deducted or the Full Surrender Value.
Here are some terms that are used to describe the Standard Death Benefit and optional death benefits:
ROPP Value: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.
Adjusted partial surrenders	=	a × b
c

a	=	the amount your contract value is reduced by the partial surrender.
b	=	the applicable ROPP value, MAV value or 5-year MAV value on the date of (but prior to) the partial surrender.
c	=	the contract value on the date of (but prior to) the partial surrender.
If you take a partial surrender, the applicable ROPP, MAV, or 5-year MAV value will be reduced proportionally based on the percentage of contract value that is withdrawn. This means that if the contract value is higher than the ROPP, MAV, or 5-year MAV value at the time of a partial surrender, then the ROPP, MAV, or 5-year MAV Value is reduced by an amount that is less than the dollar amount withdrawn. Conversely, if the contract value is lower than the ROPP, MAV, or 5-year MAV value at the time of a partial surrender, then the ROPP, MAV, or 5-year MAV value is reduced by an amount that is more than the dollar amount withdrawn.
Covered Life Change: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.
Full Surrender Value: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:
•	any surrender charge,
•	pro rata rider charges,
•	the contract charge, and
plus:
•	any positive or negative market value adjustment.
For a spouse who continues the contract and is age 79 or younger, we set the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid, but with no reduction for rider charges on riders that remain in force and without regard to the Full Surrender Value.
After a covered life change other than for the spouse who continues the contract, if the prior owner and all current owners are eligible for the ROPP Death Benefit, we reset the ROPP value on the valuation date we receive your written request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less. If the prior owner was not eligible for the ROPP Death Benefit, but the new owner is eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.
Example of standard death benefit calculation when you are age 79 or younger on the contract effective date:
•	You purchase the contract with a payment of $20,000
•	During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments minus adjusted partial surrenders, calculated as:	$20,000
$1,500 × $20,000 =	–1,667
$18,000
for a standard death benefit of:	$18,333
since this is greater than your contract value of $16,500

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If You Die Before the Annuitization Start Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
When paying multiple beneficiaries, we will process the death claim of each beneficiary on the valuation date when a beneficiary provides us with complete death claim requirements. We will determine a beneficiary's proceeds using the accumulation unit value we calculate on that valuation date. The remaining contract value remains invested as was specified at time of death. We pay interest, if any, at a rate no less than required by law. We will mail payment to a beneficiary within seven days after our death claim requirements are fulfilled.
Nonqualified annuities
Spousal continuation: If your spouse is sole primary beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.
There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see “Optional Living Benefits”, “Optional Death Benefits” and “Benefits in the Case of Death — Standard Death Benefit”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”).
If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year after your death, or other date as permitted by the IRS; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Qualified annuities
The information below has been revised to reflect proposed regulations issued by the Internal Revenue Service that describe the requirements for required minimum distributions when a person or entity inherit assets held in an IRA, 403(b) or qualified retirement plan. This proposal is not final and may change. Contract owners are advised to work with a tax professional to understand their required minimum distribution obligations under the proposed regulations and federal law.  The proposed regulations can be found in the Federal Register, Vol. 87, No. 37, dated Thursday, February 24, 2022.
•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole primary beneficiary, your spouse may either elect to treat the contract as his/her own (spousal continuation), so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 72. If you attained age 72 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. There will be no surrender charges on the contract from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see “Optional Living Benefits”, “Optional Death Benefits” and “Benefits in the Case of Death — Standard Death Benefit”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”). If your spouse is the sole beneficiary and elects to treat the contract as his/her own as an inherited IRA, the SecureSource series rider will terminate.
If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy and must withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death.

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If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for his or her share of the death benefit and all optional death benefits and living benefits will terminate. Your spouse beneficiary must submit the applicable investment options form. No additional purchase payments will be accepted. The death benefit payable on the death of the spouse beneficiary is the greater of the contract value after any rider charges have been deducted and the Full Surrender Value; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy and must withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death.
•	Non-spouse beneficiary: If you have not elected an annuity payout plan, and if death occurs on or after Jan. 1, 2020, the beneficiary is required to withdraw his or her entire inherited interest by December 31 of the 10th year following your date of death unless they qualify as an “eligible designated beneficiary.” Your beneficiary may be required to take distributions during the 10-year period if you died after your Required Beginning Date. Eligible designated beneficiaries may continue to take proceeds out over your life expectancy if you died prior to your Required Beginning Date or over the greater of your life expectancy or their life expectancy if you died after your Required Beginning Date. Eligible designated beneficiaries include the surviving spouse:
•	the surviving spouse;
•	a lawful child of the owner under the age of 21 (remaining amount must be withdrawn by the earlier of the end of the year the minor turns 31 or end of the 10th year following the minor's death);
•	disabled within the meaning of Code section 72(m)(7);
•	chronically ill within the meaning of Code section 7702B(c)(2);
•	any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA if you died prior to your Required Beginning Date.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•	the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•	the payout period does not extend beyond December 31 of the 10th year following your death or the applicable life expectancy for an eligible designated beneficiary.
•	Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the applicable investment options form. No additional purchase payments will be accepted. The death benefit payable on the death of the beneficiary is the greater of the contract value and the Full Surrender Value; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit.
•	Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
If You Die After the Annuitization Start Date
If you die after the annuitization start date, the amount payable, if any, will depend on the annuity payment plan then in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Death of the owner: If the owner is the annuitant and dies after the annuitization start date, payments cease for lifetime only payment plans. Payments continue to the owner’s beneficiaries for the remainder of any guarantee period or for the lifetime of a surviving joint annuitant, if any.
If the owner is not the annuitant and dies after the annuitization start date, payments continue to the beneficiaries according to the payment plan in effect.
Death of the annuitant or of a beneficiary receiving payments under an annuity payment plan: If the owner is not the annuitant and the annuitant dies after the annuitization start date, payments cease for lifetime payment plans. Payments continue to the owner for the remainder of any guarantee period or for the lifetime of a surviving joint annuitant, if any.
If a beneficiary elects an annuity payment plan as provided under the payment options provision above and dies after payments begin, payments continue to beneficiaries named by the deceased beneficiary as provided under the change of beneficiary provision for the remainder of any guarantee period. (See “Annuity Payout Plans”)
In any event, amounts remaining payable must be paid at least as rapidly as payments were being made at the time of such death.

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How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified deferred annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Death Benefits
In addition to the Standard Death Benefit, we also offer the following optional death benefits:
•	ROPP Death Benefit;
•	MAV Death Benefit;
•	5-Year MAV Death Benefit;
•	Benefit Protector Death Benefit;
•	Enhanced Legacy Benefit; and
•	SecureSource Legacy Benefit.
The optional death benefits listed above must be elected at the time you purchase your contract. Once you elect a death benefit, you cannot change it; however, the death benefit that applies to your contract may change due to an ownership change (see “Changing Ownership”) or continuation of the contract by the spouse under the spousal continuation provision.
The death benefit determines the mortality and risk expense fee that is assessed against the subaccounts. We will base the benefit paid on the death benefit coverage in effect on the date of your death.
If you are age 80 or older at contract issue, you may select the ROPP death benefit described below at the time you purchase your contract. The ROPP Death Benefit may not be purchased with the SecureSource series rider. Be sure to discuss with your financial advisor whether or not this death benefit is appropriate for your situation.
Return of Purchase Payments (ROPP) Death Benefit
The ROPP Death Benefit will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:
1.	the contract value after any rider charges have been deducted,
2.	the ROPP Value, or
3.	the Full Surrender Value.

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For a spouse who continues the contract and is age 80 or older, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 79 or younger, the optional ROPP Death Benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for the spouse who continues the contract, if any owner is age 80 or older we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.
If all owners are age 79 or younger, the optional ROPP Death Benefit will terminate and the Standard Death Benefit will apply.
If you are age 75 or younger at contract issue, you may select one of the following optional death benefits: MAV Death Benefit, 5-Year MAV Death Benefit, Benefit Protector Death Benefit or Enhanced Legacy Benefit. If you select the MAV Death Benefit or 5-Year MAV Death Benefit, you may also select the Benefit Protector Death Benefit. The MAV Death Benefit may not be purchased with the SecureSource series rider. If you are between ages 76-79 at contract issue, you may only select the MAV Death Benefit. The death benefits do not provide any additional benefit before the first contract anniversary and may not be appropriate for certain older issue ages because the benefit values may be limited after age 80. Be sure to discuss with your financial advisor whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.	the contract value after any rider charges have been deducted;
2.	the ROPP value;
3.	the MAV; or
4.	the Full Surrender Value.
The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders as described above in the “Benefits in Case of Death — Standard Death Benefit” section.
For a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If your spouse is age 80 or older when the contract is continued, the MAV death benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:
(a)	the contract value after any rider charges have been deducted, or
(b)	the MAV on that date, but prior to the reset.
If any owner is age 80 or older at the time of the covered life change, the MAV death benefit will terminate and the Standard Death Benefit will apply.
5-Year Maximum Anniversary Value (5-Year MAV) Death Benefit
The 5-year MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.	the contract value after any rider charges have been deducted;
2.	the ROPP value;
3.	the 5-year MAV; or
4.	the Full Surrender Value.
The 5-year MAV equals the ROPP value prior to the fifth contract anniversary. Every fifth contract anniversary prior to the earlier of your 81st birthday or your death, we compare the 5-year MAV to the current contract value and we reset the 5-Year MAV to the higher amount. The 5-year MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders as described above in the “Benefits in Case of Death — Standard Death Benefit” section.

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For a spouse who is age 75 or younger and continues the contract, we reset the 5-Year MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If your spouse is age 76 or older when the contract was continued, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for a spouse who continues the contract, if all owners are age 75 or younger, we reset the 5-Year MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:
(a)	the contract value after any rider charges have been deducted, or
(b)	the 5-Year MAV on that date, but prior to the reset.
If any owner is age 76 or older at the time of the covered life change, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.
Benefit Protector Death Benefit
The Benefit Protector is intended to provide an additional benefit to your beneficiary if there are earnings in the annuity. This will help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see “Charges”). It is only available if you have selected the MAV Death Benefit, 5-year MAV Death Benefit or Standard Death Benefit. The Benefit Protector provides reduced benefits if you are age 70 or older at the rider effective date. The Benefit Protector does not provide any additional benefit before the first rider anniversary.
If you are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract.
Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.
The Benefit Protector provides that if you die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:
•	the applicable death benefit, plus:
•	40% of your earnings at death if you were under age 70 on the rider effective date; or
•	15% of your earnings at death if you were age 70 or older on the rider effective date.
If there has been a covered life change, remaining purchase payments is set as the contract value on the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.
Earnings at death: Earnings at death is equal to the death benefit that is otherwise payable (without this rider), less remaining purchase payments. We set maximum earnings at death of 250% of purchase payments not previously withdrawn that are one or more years old. Earnings at death cannot be less than zero.
Terminating the Benefit Protector
•	You may terminate the rider within 30 days after the first rider anniversary.
•	You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.
•	The rider will terminate when you make a full surrender from the contract or on the annuitization start date.
•	Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.
•	You may terminate the rider within 30 days following the effective date of an ownership change if you are age 75 or younger.
•	The rider will terminate for a spousal continuation or ownership change if the spouse or any owner is age 76 or older at the time of the change.
•	The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.
•	The rider will terminate when beneficiary elects an alternative payment plan which is an inherited IRA.
If your spouse is the sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner. Your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the spouse at the time of the change will be used to determine the earnings

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at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider and the Standard Death Benefit will apply. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for “remaining purchase payments” used in calculating earnings at death.
After a covered life change other than a spouse that continues the contract, all owners will be subject to all of the limitations and restrictions of the rider just as if they were purchasing a new contract; and the age of all owners at the time of the change will be used to determine the earnings at death percentage going forward. If any owner does not qualify for the rider on the basis of age, we will terminate the rider and the Standard Death Benefit will apply. If they do qualify for the rider on the basis of age, we will substitute the contract value on the date of the ownership change for remaining purchase payments used in calculating earnings at death.
For an example, please see Appendix E.
Enhanced Legacy Benefit
The Enhanced Legacy Benefit is an optional death benefit that you can add to your contract for an additional charge. The Enhanced Legacy Benefit may not be purchased with any living benefit rider or with MAV, 5-year MAV, Benefit Protector Death Benefit or SecureSource Legacy benefit riders. Also, loans will not be available if you purchase this optional benefit. This benefit is intended to provide additional guarantees that may increase the death benefit provided in the contract.
If you are age 75 or younger at contract issue, you may choose to add this rider to your contract. The rider will terminate upon assignment or a change in ownership of the contract unless the new assignee or owner meets the qualifications specified in the Assignment and Change of Ownership section below (does not apply to contracts issued in California).
The Enhanced Legacy Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.	contract value after any rider charges have been deducted; or
2.	the ROPP value; or
3.	the Accumulation Death Benefit (ADB) value; or
4.	the MAV.
The Accumulation Death Benefit (ADB) is a component of the death benefit that is based on purchase payments increased by 5% on each anniversary through age 80 (adjusted for partial surrenders).
For contracts issued in California, the following applies:
•	The benefits provided under this rider are only payable at the annuitant’s death and terms “you” or “your” refer to annuitant.
•	If the owner is a natural person, the owner and the annuitant must be the same at issue.
The key terms and provisions of the Enhanced Legacy Benefit are:
Covered Life Change: is either the continuation of the contract by a spouse under the spouse's option to continue contract provision or, in all states except California, an ownership change where an owner after the ownership change was not an owner prior to the change.
Adjustments for Partial Surrenders: Adjustments for partial surrenders are calculated for the ROPP value, ADB value and MAV separately for each partial surrender using the following formula:
a × b	where:
c

a	=	the amount the contract value is reduced by the partial surrender
b	=	the applicable ROPP value, ADB value or MAV on the date of (but prior to) the partial surrender
c	=	the contract value on the date of (but prior to) the partial surrender.
ROPP Value, ADB Value and MAV: are the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value, ADB value and MAV. Adjustments for partial surrenders (as calculated above) will be subtracted from the ROPP value, ADB value and MAV. The ROPP value, ADB value and MAV cannot be withdrawn in a lump sum.
On each contract anniversary prior to your date of death the ADB value and MAV will be adjusted as follows:
1.	On the first contract anniversary, we increase the ADB value by 5%, multiplied by the ADB value as of 60 days after the contract date.

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2.	On each contract anniversary after the first and prior to you reaching age 81, we increase the ADB value by 5%, multiplied by the prior contract anniversary’s ADB value.
3.	On each contract anniversary prior to you reaching age 86, the MAV will be increased to the contract value (after rider charges are deducted) if greater.
For a spouse who is age 75 or younger and continues the contract, the Enhanced Legacy Benefit will continue and the ROPP value, ADB value and MAV are reset to the contract value on the date of continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid. If your spouse is age 76 or older when the contract is continued, the Enhanced Legacy Benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for a spouse who continues the contract, if the owner is age 75 or younger, the Enhanced Legacy Benefit will continue and the ROPP value, ADB value and MAV are reset on the valuation date we receive your written request for the covered life change to the lesser of the contract value on that date after any rider charges have been deducted, and the applicable ROPP value, ADB value and MAV on that date (but prior to the reset). If the owner is age 76 or older at the time of the covered life change, the Enhanced Legacy Benefit will terminate and the Standard Death Benefit will apply.
You should consider whether the Enhanced Legacy Benefit is appropriate for you because:
•	Investment Allocation Restrictions: This rider requires 100% allocation of purchase payments and your contract value to approved investment options, which are currently Portfolio Stabilizer funds. This means that you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account, that are available under the contract to contract owners who do not elect the rider. (See “Appendix B: Investment Allocation Restrictions for the Accumulation Protector Benefit Rider or Enhanced Legacy Benefit”). You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the investment option you have chosen. We reserve the right to limit the number of investment option changes per contract year. We also reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract – Transferring Among Accounts – Market Timing”). We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. Any substitution of funds may be subject to the SEC or state insurance departments approval. (See “Substitution of Investments”).
•	Limitation on Purchase payments: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. This may limit your ability to increase the contract value and death benefit. For current purchase payment restrictions, please see “Buying Your Contract — Purchase Payments”.
Assignment and Change of Ownership
Joint ownership and joint annuitants are not allowed while this rider is in force. In all states, except California, this rider will continue and the benefit amount may be reset if there is an assignment or a change of ownership and the owner or assignee is age 75 or younger.  An assignment or change of ownership may also be made to a non-natural owner (e.g. an individual ownership changed to an irrevocable trust) or to a revocable trust, with either holding for the sole benefit of the prior owner. Assignments and ownership changes other than these will terminate the rider.
For contracts issued in California, the benefits provided under this rider are only payable at the annuitant’s death. You may not change the annuitant while this rider is in force, unless you are the annuitant and your spouse becomes the owner and annuitant under the spousal continuation provision.
Termination of the Rider
The rider can only be terminated under the following circumstances:
1.	After the death benefit is payable, unless the spouse continues the contract as described in the spouse’s option to continue contract provision, the rider will terminate.
2.	For contracts issued in California, after the death benefit is payable, if you are not the annuitant, the rider will terminate.
3.	Certain assignment and ownership changes as described in the Assignment and Change of Ownership provision will terminate the rider (does not apply to contracts issued in California).
4.	On the annuitization start date the rider will terminate.
5.	In relation to certain increases to the annual rider fee as described in the Enhanced Legacy Benefit Charge provision, your written request will terminate the rider.
6.	Reduction of the contract value to zero will terminate the rider.
7.	Termination of the contract for any reason will terminate the rider.
Upon termination of this rider, any additional death benefit provided by the rider will not be payable upon your death. Upon termination, this rider may not be reinstated.

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For an example, please see Appendix E.
SecureSource Legacy Benefit
The SecureSource Legacy benefit is an optional death benefit that you can elect only at time of application for an additional charge. The SecureSource Legacy rider is intended to provide additional death benefit guarantees that may increase the death benefit provided under the contract. This rider is available only when purchased in combination with the one of the SecureSource Series riders (Guaranteed Lifetime Withdrawal Benefit (GLWB) riders). Terms used in this rider have the same meaning as in the GLWB riders to which they are attached. If you elect SecureSource Legacy, you may not elect any other death benefit riders available under the contract.
The SecureSource Legacy provides that if you die (for contracts issued in California, if the annuitant dies) before the annuitization start date, and while this contract is in force, we will pay the beneficiary the greater of the SecureSource Legacy benefit amount provided by this rider or the death benefit under the terms of the contract.
For contracts issued in California, the following applies:
•	The benefits provided under this rider are only payable at the annuitant’s death.
•	If the owner is a natural person, the owner and the annuitant must be the same at issue. The annuitant cannot be changed.
•	If the owner and the annuitant are the same when a death benefit is payable, the death benefit is the greater of the SecureSource Legacy benefit amount or the death benefit payable under the terms of the base contract.
•	If there is an ownership change resulting in a natural owner that is not the same as the annuitant, the death benefit under the terms of the base contract will be payable if the owner dies. The SecureSource Legacy benefit amount will not be included in the death benefit.
•	If there is an ownership change resulting in a natural owner that is not the same as the annuitant, the SecureSource Legacy benefit amount will be payable if the annuitant dies. The death benefit under the terms of the base contract will not be payable
SecureSource Legacy benefit amount is subject to the maximum amount of $20 million.
Determination of the SecureSource Legacy benefit amount: The SecureSource Legacy benefit amount is determined at the following times:
1.	At rider effective date
The SecureSource Legacy benefit amount is set equal to the initial purchase payment.
2.	When an additional purchase payment is made
The SecureSource Legacy benefit amount will be increased by the amount of each additional purchase payment.
See “Buying Your Contract — Purchase Payments” for purchase payment limitations.
3.	When a withdrawal is taken
The SecureSource Legacy benefit amount can be adjusted, but it will not be less than zero.
(A)	If the Current Annual Payment is not established, Excess Withdrawal Processing will occur as follows.
The SecureSource Legacy benefit amount will be reduced by the greater amount of the withdrawal or the “adjustment for withdrawal” calculated as follows:
a × b	where:
c

a	=	the amount of the withdrawal
b	=	the SecureSource Legacy benefit amount on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal
(B)	If the Current Annual Payment is established and the withdrawal is less than or equal to the Remaining Annual Payment, the SecureSource Legacy benefit amount is reduced by the amount of the withdrawal.
(C)	If the Current Annual Payment is established and the withdrawal is greater than the Remaining Annual Payment, Excess Withdrawal Processing will occur, and the SecureSource Legacy benefit amount will be reduced by the

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greater of (1) the amount of the withdrawal or (2) the Remaining Annual Payment plus an amount calculated as follows:

d × e	where:
f

d	=	the amount of the withdrawal minus the Remaining Annual Payment
e	=	the SecureSource Legacy benefit amount on the date of (but prior to) the withdrawal minus the Remaining Annual Payment
f	=	the contract value on the date of (but prior to) the withdrawal minus the Remaining Annual Payment
4.	At each rider anniversary
The SecureSource Legacy benefit amount will be increased to the contract value (after rider charges are deducted) if the contract value is greater.
Please note that withdrawals you take under the GLWB riders, reduce the SecureSource Legacy benefit amount under this rider. For detailed description of how SecureSource Legacy benefit amount is determined when a withdrawal is taken, see “Determination of the SecureSource Legacy benefit amount – when a withdrawal is taken” above. For detailed description of how withdrawals effect GLWB values, see “Determination of Adjustments of Benefits Values” in the GLWB riders’ description.
Rules for Surrenders (applicable to contracts with applications signed on or after 5/4/2020):
When the Contract Value is reduced to zero, this rider will continue if the SecureSource Legacy benefit amount is greater than zero and the attached GLWB rider does not terminate. The SecureSource Legacy benefit amount is reduced by the amount of each payment paid as defined under the attached GLWB rider, but it will not be less than zero. We will no longer accept additional purchase payments and no more charges will be collected for the rider. At the death of the Covered Person (for the Joint Life rider, both Covered Spouses) we will pay the beneficiary the SecureSource Legacy benefit amount provided by this rider in a lump sum payment.
Rules for Surrenders (applicable to contracts with applications signed prior to 5/4/2020):
For contracts with applications signed before 5/4/2020, when the Contract Value is reduced to zero, this rider will terminate.
If the Current Annual Payment is determined by incorrect information regarding the Covered Person's (for the Joint Life rider, Covered Spouse's) birth date, the SecureSource Legacy benefit amount will be adjusted based on the corrected Current Annual Payment.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the rider terminates.
Joint Life: If a surviving spouse is a Covered Spouse as defined under the attached GLWB rider and chooses to continue the contract under the spousal continuation provision, the following provisions apply:
•	This rider continues as part of the contract.
•	At the time of spousal continuation, the SecureSource Legacy benefit amount may be increased. On the valuation date spousal continuation is effective, the SecureSource Legacy benefit amount will be increased to the contract value (after any rider fees have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid) if the contract value is greater. The death benefit that would otherwise have been paid will not include the SecureSource Legacy benefit amount.
•	The SecureSource Legacy benefit amount is available for payment at the death of the surviving Covered Spouse.
Annuity Provisions (applicable to contracts with applications signed on or after 5/4/2020):
If you choose to receive the Current Annual Payment on the annuitization start date, the SecureSource Legacy benefit amount is reduced by the amount of each payment paid as defined under the attached GLWB rider, but it will not be less than zero. No more charges will be collected for the rider. At the death of the Covered Person (for the Joint Life rider, both Covered Spouses) we will pay the beneficiary the SecureSource Legacy benefit amount provided by this rider in a lump sum payment.
Annuity Provisions (applicable to contracts with applications signed prior to 5/4/2020):
For contracts with applications signed before 5/4/2020, on the annuitization start date, this rider will terminate.
You should consider whether the SecureSource Legacy benefit rider is appropriate for you because:
•	Investment Allocation Restrictions: This rider requires 100% allocation of purchase payments and your contract value to approved investment options. (See “Investment Allocation Restrictions for Certain Benefit Riders”

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and “Appendix B: Funds Available Under the Optional Benefits Offered Under the Contract – Investment Allocation Restrictions for the SecureSource Core 2, SecureSource 5, SecureSource 5 Plus, SecureSource Core, SecureSource Core Plus, SecureSource 4, SecureSource 4 Plus benefit riders and Investment Allocation restrictions for the SecureSource Tempo rider”). This means that you will not be able to allocate contract value to all of the subaccounts , GPAs or the regular fixed account, that are available under the contract to contract owners who do not elect the rider. We reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see “Making the Most of Your Contract – Transferring Among Accounts – Market Timing”). We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion. Any substitution of funds may be subject to the SEC or state insurance departments approval. (See “Substitution of Investments”).
•	Limitation on Transfers: Because this rider requires 100% allocation to approved investment options, transfer privileges granted under the contract are suspended other than: (1) transfers among the available investment options as described in the investment options and limits provision, provided such transfers are not determined to disadvantage other contract owners (See “Making the Most of Your Contract – Transferring Among Accounts – Market Timing”) or (2) transfers as otherwise agreed to by us.
Termination of the Rider
(for contract applications signed on or after 5/4/2020)
The rider cannot be terminated either by you or us except as follows:
1.	Single Life: After the death benefit is payable, the rider will terminate.
2.	Joint Life: After the death benefit is payable, unless the Covered Spouse continues the contract as described in the spouse’s option to continue contract provision, the rider will terminate.
3.	On the annuitization start date, if you choose a payout option available under the contract, the rider will terminate.
4.	In relation to certain increases to the annual rider fee as described in the SecureSource Legacy Benefit Rider Charge provision, your written request will terminate the rider.
5.	Reduction of the SecureSource Legacy benefit amount to zero will terminate the rider.
6.	Termination of the SecureSource series rider for any reason will also terminate the SecureSource Legacy benefit rider.
7.	Termination of the contract for any reason will terminate the rider.
Termination of the Rider
(for contract applications signed prior to 5/4/2020)
The rider cannot be terminated either by you or us except as follows:
1.	Single Life: After the death benefit is payable, the rider will terminate.
2.	Joint Life: After the death benefit is payable, unless the Covered Spouse continues the contract as described in the spouse’s option to continue contract provision, the rider will terminate.
3.	On the annuitization start date the rider will terminate.
4.	In relation to certain increases to the annual rider fee as described in the SecureSource Legacy Benefit Rider Charge provision, your written request will terminate the rider.
5.	Reduction of the contract value to zero will terminate the rider.
6.	Termination of the SecureSource series rider for any reason will also terminate the SecureSource Legacy benefit rider.
7.	Termination of the contract for any reason will terminate the rider.
Upon termination of this rider, any additional death benefit provided by the rider will not be payable upon your death (for contracts issued in California, upon annuitant’s death). Upon termination, this rider may not be reinstated.
For example on how the SecureSource Legacy Benefit works and how the SecureSource Legacy Benefit amount changes with each SecureSource series rider, see Appendix F.
Optional Living Benefits
SecureSource Series Rider Terms
The following key terms are associated with all of the SecureSource Series of riders:
Key Terms
Age Bands: are the age ranges shown in your contract data. For SecureSource Tempo, SecureSource 5, SecureSource 5 Plus, SecureSource 4 and SecureSource 4 Plus, each Age Band has two components for your Lifetime Payment Percentages, a Minimum Lifetime Payment Percentage and a potential Income Bonus Percentage. The covered person

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(Joint Life: the younger Covered Spouse) must be at least the youngest age in the first Age Band for the Current Annual Payment to be established. After the Current Annual Payment is established, in addition to your age, other factors determine when you move to a higher Age Band. The Age Bands are shown in the Rate Sheet Prospectus Supplement.
Annual Credit: an amount that can be added to the Benefit Base on rider anniversaries during a Credit Period, subject to limitations. Investment performance and Excess Withdrawals may reduce or eliminate the benefit of any Annual Credits. Annual Credits increase the Current Annual Payment but may result in higher rider charges that may exceed the benefit from the Annual Credits. Annual Credit is not applicable to the SecureSource Tempo rider.
The Annual Credit percentage and duration are shown in a Rate Sheet Prospectus Supplement.
Annual Step-Up: an increase in the Benefit Base that is available on each rider anniversary if your contract value increases, subject to certain conditions. If the Benefit Base increases due to an Annual Step-Up, a Credit Period will restart and if your current age (Joint Life: the younger Covered Spouse age) is now in a higher Age Band, the minimum Lifetime Payment Percentage will increase.
Benefit Base: used to determine the Current Annual Payment and the annual rider charge. The Benefit Base is separate from your contract value and cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.
Credit Base: used to determine the Annual Credit. The Credit Base cannot be withdrawn or annuitized and is not payable as a death benefit. Credit Base is not applicable to the SecureSource Tempo rider.
Credit Period: starts on the rider effective date. Subject to limitations, the Credit period will restart (1) on a rider anniversary whenever there is an increase of the Benefit Base due to an Annual Step-Up or (2) Joint Life only: on the following rider anniversary in the event of a step-up of the Benefit Base under the spousal continuation provision. The Credit Period is shown in the Rate Sheet Prospectus Supplement.
Current Annual Payment: the benefit available for withdrawal each contract year after the covered person (Joint Life: the younger Covered Spouse) has reached the youngest age in the first Age Band. For SecureSource 4, SecureSource 4 Plus, SecureSource 5, SecureSource 5 Plus and SecureSource Tempo, the Current Annual Payment can vary each contract year and is equal to the minimum annual lifetime payment plus an Income Bonus, when eligible.
Excess Withdrawal: any withdrawal taken before the Current Annual Payment is established, or any withdrawal that is greater than the Remaining Annual Payment. Any excess withdrawal request will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the projected effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you.
Excess Withdrawal Processing: reduces benefits under the rider if an Excess Withdrawal is processed.
Income Bonus: for SecureSource 4, SecureSource 4 Plus, SecureSource 5, SecureSource 5 Plus and SecureSource Tempo, a potential increase to the Current Annual Payment. It is calculated by multiplying the Benefit Base by the Income Bonus Percentage.
Income Bonus Percentage: for SecureSource 4, SecureSource 4 Plus, SecureSource 5, SecureSource 5 Plus and SecureSource Tempo, the Income Bonus Percentage may be added to the Minimum Lifetime Payment Percentage as described in the “Lifetime Payment Percentage” provision below. The Income Bonus Percentage is not available under SecureSource Core, SecureSource Core Plus and SecureSource Core 2 riders. The Income Bonus Percentage and Minimum Lifetime Payment Percentages are shown in the Rate Sheet Prospectus Supplement.
Lifetime Payment Percentage: used to calculate your Current Annual Payment. For SecureSource 4, SecureSource 4 Plus, SecureSource 5, SecureSource 5 Plus and SecureSource Tempo, it is the Minimum Lifetime Payment Percentage plus the Income Bonus Percentage, when eligible. The percentage used can vary as described in the Lifetime Payment Percentage provision below. The Lifetime Payment Percentages and Minimum Lifetime Payment Percentages, as applicable to each rider, are shown in the Rate Sheet Prospectus Supplement.
Minimum Annual Lifetime Payment: for SecureSource 4, SecureSource 4 Plus, SecureSource 5, SecureSource 5 Plus and SecureSource Tempo, the guaranteed lifetime benefit amount available for Withdrawal each contract year. It is calculated by multiplying the Benefit Base by the Minimum Lifetime Payment Percentage.
Remaining Annual Payment: after the Current Annual Payment is established, the Remaining Annual Payment is the amount that can be withdrawn during the remainder of the current contract year. Withdrawals reduce this amount each year.
Withdrawal: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge.

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Withdrawal Adjustment Base: for SecureSource 4, SecureSource 4 Plus, SecureSource 5, SecureSource 5 Plus and SecureSource Tempo, one of the components used to determine whether or not the Income Bonus Percentage will be included with the Lifetime Payment Percentage. The Withdrawal Adjustment Base cannot be withdrawn or annuitized and is not payable as a death benefit.
The following key terms only apply to SecureSource Core Plus:
Base Doubler: is 200% of purchase payments received before the first contract anniversary plus 100% of any premiums received after that. It is used one-time to increase your Benefit Base if you do not take any withdrawals or decline a fee increase before the Base Doubler Date (unless the Benefit Base is already higher due to annual credits and annual step ups). The Base Doubler cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.
Base Doubler Date (for contracts with applications signed before 5/1/2020): at issue, it is the later of: (1) the 12th rider anniversary; or (2) the rider anniversary on or following the Covered Person (Joint Life:the younger Covered Spouse) reaching the Base Doubler age shown in the Rate Sheet Prospectus Supplement.
Base Doubler Date (for contracts with applications signed on/after 5/1/2020): at issue, it is the later of: (1) the rider anniversary equal to the Base Doubler duration; or (2) the rider anniversary on or following the Covered Person (Joint Life:the younger Covered Spouse) reaching the Base Doubler age, both shown in the Rate Sheet Prospectus Supplement.
The following key terms only apply to SecureSource Tempo:
Contract Returns Used for Credit: Any positive returns in a contract year that are used to determine the Returns-linked Credit.
Credit Carryover: An amount that can be used on the Rider Anniversary to increase the Returns-linked Credit.
Maximum Carryover: The maximum amount for the Credit Carryover. The Maximum Carryover percentage (shown on the Rate Sheet Prospectus Supplement) is used to calculate the Maximum Carryover.
Maximum Credit: The maximum amount for the Returns-linked Credit. The Maximum Credit percentage (shown on the Rate Sheet Prospectus Supplement) is used to calculate the Maximum Credit.
Returns-linked Credit: is an amount that can be added to the Benefit Base on Rider Anniversaries during a Credit Period, subject to limitations. Excess Withdrawals may reduce or eliminate the benefit of any Returns-linked Credits. Returns-linked Credits increase the Current Annual Payment but may result in higher rider charges that may exceed the benefit from the Returns-linked Credits.
Returns-linked Credit Base: used to determine the Maximum Credit and the Maximum Carryover. The Returns-linked Credit Base cannot be withdrawn or annuitized and is not payable as a death benefit.
SecureSource Tempo rider
(Available for contract applications signed on or after 5/3/2021)
The SecureSource Tempo rider is an optional benefit that you can elect at time of application for an additional charge. It may not be purchased with any other optional living benefit and certain death benefit riders (ROPP rider, MAV rider or Enhanced Legacy Benefit). This benefit is intended to provide a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers a Returns-linked Credit feature and a step-up feature to lock in contract anniversary gains to increase the Benefit Base and the lifetime payment.
If the contract value is reduced to zero due to market performance, fees or charges, or a withdrawal that does not exceed the amount available under the rider, then you will receive lifetime payments made by us as described in the “Other provisions - Rules for Surrender.” However, the contract and rider will terminate if the contract value goes to zero due to an excess withdrawal. If you die before the contract value is depleted, you will not receive any monetary value from the rider.
The SecureSource Tempo rider may be appropriate for you if:
•	you intend to make periodic withdrawals from your annuity contract; and
•	you wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.
The SecureSource Tempo rider may be not appropriate for you if:
•	you anticipate the need for withdrawals before the lifetime benefit is established or withdrawals that exceed the amount available under the rider (i.e. excess withdrawals); or

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•	you want to invest in funds other than the approved investment options. Certain approved investment options may only be available within an allocation plan, subject to requirements and limitations. For a list of currently approved investment options and allocation plans, see “Investment Allocation Restrictions for Certain Benefit Riders”.
The SecureSource Tempo rider guarantees that, regardless of investment performance, you may take withdrawals up to the Current Annual Payment each contract year after the Current Annual Payment is established. Your age at the time of the first withdrawal will determine the Age Band for as long as benefits are payable except as described in the Lifetime Payment Percentage provision. The Current Annual Payment can vary based on the relationship of your contract value to the Withdrawal Adjustment Base. On the day of your first withdrawal each contract year, we determine if the Income Bonus is available for that contract year. (see “Lifetime Payment Percentage” below).
As long as your total withdrawals during the current contract year do not exceed the Current Annual Payment, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with Excess Withdrawal Processing. At any time, you may withdraw any amount up to your entire surrender value, subject to Excess Withdrawal Processing under the rider (see “Determination of Adjustments of Benefit Values”).
Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the Current Annual Payment can be increased if a Returns-linked Credit is available or your contract value has increased above the Benefit Base on a rider anniversary.
Your benefits under the rider can be reduced if you:
•	withdraw more than the allowed withdrawal amount in a contract year, or
•	take withdrawals before the Current Annual Payment is established.
Each year, your Current Annual Payment may or may not include an Income Bonus. If the contract value is 20% or more below the Withdrawal Adjustment Base, the Income Bonus Percentage will not be available. (see Withdrawal Adjustment Base described below).
For important considerations on whether a SecureSource Tempo rider is appropriate for you, see “Important SecureSource Series Rider Considerations” section below.
Availability
There are two SecureSource Tempo riders available under your contract:
•	SecureSource Tempo - Single Life
•	SecureSource Tempo - Joint Life
The information in this section applies to both riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders
The SecureSource Tempo — Single Life rider covers one person. The SecureSource Tempo — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSourceTempo — Single Life rider or the SecureSource Tempo — Joint Life rider, not both, and you may not switch riders later.
You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date. Joint ownership and joint annuitants are not allowed for SecureSource Tempo — Single Life rider.
The SecureSource Tempo rider is an optional benefit that you may select, for an additional annual charge if:
•	Single Life: you are 85 or younger on the date the contract is issued; or
•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
Issue ages from 81 through 85 require prior approval.
The SecureSource Tempo riders are not available under an inherited qualified annuity.
The SecureSource Tempo rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•	Single Life: death (see “At Death” heading below).
•	Joint Life: the death of the last surviving Covered Spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
For key terms associated with a SecureSource Tempo rider, see “SecureSource Series Rider Terms” section above.

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Rate sheet prospectus supplement
The current rider charges and the current rates for the Minimum Lifetime Payment Percentages, Income Bonus Percentage, Credit Period, Maximum Credit percentage, Maximum Carryover percentage and Credit Multiplier applicable to your contract are disclosed in the Rate Sheet Prospectus Supplement attached to this prospectus. These terms can only change as provided in this prospectus (see “Lifetime Payment Percentage”, “Income Bonus percentage”, “Returns-linked Credit”, “Credit Carryover”, below). We may change these terms for new purchasers, upon 7 calendar days prior notice. At least 7 calendar days before we change the terms contained in a Rate Sheet Prospectus Supplement for the next effective period, we will file a new Rate Sheet Prospectus Supplement. All historical Rate Sheet Prospectus Supplements are reflected in Appendix M. All Rate Sheet Prospectus Supplements, including the Rate Sheet Prospectus Supplement applicable to you, have been filed with the Securities and Exchange Commission (the “SEC”) and are also available on the Edgar system at www.sec.gov  (File No. 333–230376).
current ANNUAL payment Description
Single Life only: Covered Person: the person whose life is used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Person is the contract owner. If any owner on the rider effective date is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the Covered Person is the oldest annuitant. The Covered Person cannot be changed.
Joint Life only: Covered Spouses: the contract owner and their spouse named on the application for as long as the marriage remains in effect. If any contract owner is a nonnatural person or a revocable trust, the Covered Spouses are the annuitant and the spouse of the annuitant named on the application. After death or dissolution of marriage that leaves only one of the Covered Spouses as the owner (for non-natural owners, the annuitant), that remaining Covered Spouse will be used when referring to the younger Covered Spouse. The Covered Spouses lives are used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Spouses are established on the rider effective date and cannot be changed. For more details, see “Assignment and Change of Ownership – Joint Life” section below.
Current Annual Payment: the benefit available for withdrawal each contract year after the Covered Person (Joint life: younger Covered Spouse) has reached the youngest age in the first Age Band. When the Current Annual Payment is established and at all times thereafter, the Current Annual Payment is equal to the Benefit Base multiplied by the Lifetime Payment Percentage. Anytime the Lifetime Payment Percentage or the Benefit Base changes as described below, the Current Annual Payment will be recalculated. When the first withdrawal is taken in each contract year, we will determine if the Income Bonus Percentage will be included in the Lifetime Payment Percentage for the remainder of that contract year.
The Current Annual Payment can vary each contract year and includes the minimum annual lifetime payment and may also include an Income Bonus. The minimum annual lifetime payment is the guaranteed lifetime benefit amount available for withdrawal each contract year. It is calculated by multiplying the Benefit Base by the Minimum Lifetime Payment Percentage. The Income Bonus is a potential increase to the Current Annual Payment and is calculated by multiplying the Benefit Base by the Income Bonus Percentage. If the Income Bonus Percentage is included in the Lifetime Payment Percentage, then the income bonus is included in the Current Annual Payment.
If you withdraw less than the Current Annual Payment in a contract year, the unused portion does not carry over to future contract years.
Single Life: The Current Annual Payment is established on the later of the rider effective date if the Covered Person has reached the youngest age in the first Age Band, or the date the Covered Person’s attained age equals the youngest age in the first Age Band.
Joint Life: The Current Annual Payment is established on the earliest of the following dates:
•	The rider effective date if the younger Covered Spouse has already reached the youngest age in the first Age Band.
•	The date the younger Covered Spouse’s attained age equals the youngest age in the first Age Band.
•	Upon the first death of a Covered Spouse, then either: (a) the date we receive a written notice when the death benefit is not payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, (b) the date spousal continuation is effective when the death benefit is payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, or (c) the date the surviving Covered Spouse reaches the youngest age in the first Age Band.
•	Following dissolution of marriage of the Covered Spouses, then either (a) the date we receive a written notice if the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached the youngest age in the first Age Band, or (b) the date the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches the youngest age in the first Age Band.

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Remaining Annual Payment: the amount available for withdrawal for the remainder of the contract year. The Remaining Annual Payment is established at the same time as the Current Annual Payment. The Remaining Annual Payment equals the Current Annual Payment less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the Current Annual Payment.
The Minimum Lifetime Payment Percentage, the Income Bonus Percentage for each Age Band, and Age Bands are shown in the Rate Sheet Prospectus Supplement.
The Age Band for the Lifetime Payment Percentage is determined at the following times:
•	When the Current Annual Payment is established: The Age Band used to calculate the initial Current Annual Payment is the percentage for the Covered Person’s attained age (Joint life: younger Covered Spouse’s attained age).
•	On the Covered Person’s subsequent birthdays (Joint life: younger Covered Spouse’s subsequent birthdays): If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, and if the Covered Person's new attained age (Joint Life: younger Covered Spouse's attained age) is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage.
•	Upon Annual Step-Ups (see “Annual Step-Ups” below).
•	For the Joint life rider, upon death or change in marital status: (A) If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, the Lifetime Payment Percentage will be reset based on the Age Band for the remaining Covered Spouse’s attained age. (B) If the Current Annual Payment is not established but the remaining Covered Spouse has reached the youngest age in the first Age Band, the remaining Covered Spouse’s attained age will be used to determine the Age Band for the Lifetime Payment Percentage. In the event of remarriage of the Covered Spouses to each other, the Lifetime Payment Percentage used is the percentage for the younger Covered Spouse’s attained age.
Income Bonus Percentage: The Income Bonus Percentage may provide additional income under the rider. Availability of the Income Bonus Percentage is determined at the time of your first withdrawal each contract year. The benefit determining percentage is a comparison of your contract value and the Withdrawal Adjustment Base. If the benefit determining percentage is less than 20%, then the Lifetime Payment Percentage will include the Income Bonus Percentage, as shown in the Rate Sheet Prospectus Supplement, when calculating the Current Annual Payment (unless the Lifetime Payment Percentage is set to a fixed percentage as described below).
The benefit determining percentage is calculated on each valuation date as follows, but it will not be less than zero:
1	–	(a/b)
a	=	Contract value at the end of the prior valuation period
b	=	Withdrawal Adjustment Base at the end of the prior valuation period
After the Current Annual Payment is established, the first withdrawal taken in each contract year will set the Lifetime Payment Percentage to a fixed percentage for the remainder of the contract year except as noted below. Following each rider anniversary, the availability of the Income Bonus Percentage, and therefore the Lifetime Payment Percentage, can change on each valuation date until a withdrawal is taken in that contract year. For more information on how this rider operates, please see “Appendix E: Example – Optional Living Benefits – SecureSource Tempo Rider”.
However, at the earliest of (1) or (2) below, the Lifetime Payment Percentage will be set and remain fixed as long as the benefit is payable:
(1)	when your contract value on a rider anniversary is less than two times the Benefit Base multiplied by the Minimum Lifetime Payment Percentage for your current Age Band, or
(2)	when the contract value reduces to zero.
For certain periods of time at our discretion and on a non-discriminatory basis, your Lifetime Payment Percentage may be set by us to include the Income Bonus Percentage if more favorable to you.
Determination of Adjustments of Benefit Values: values are determined at the following times and are subject to a maximum amount of $20 million each:
1.	At rider effective date
The Benefit Base, Returns-linked Credit Base and Withdrawal Adjustment Base are set equal to the initial purchase payment.
The Credit Carryover is zero.
The Maximum Credit equals the Returns-linked Credit Base multiplied by the Maximum Credit Percentage.
The Maximum Carryover equals the Returns-linked Credit Base multiplied by the Maximum Carryover Percentage.
2.	When an additional purchase payment is made

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The Benefit Base and Withdrawal Adjustment Base will be increased by the amount of each additional purchase payment.
The Credit Carryover does not change.
If the purchase payment is received within 180 days after the contract date:
•	the Returns-linked Credit Base will be increased by the amount of the additional purchase payment; and
•	the Maximum Credit is recalculated to the Returns-linked Credit Base multiplied by the Maximum Credit Percentage; and
•	the Maximum Carryover is recalculated to the Returns-linked Credit Base multiplied by the Maximum Carryover Percentage.
Purchase payments after 180 days do not increase the Maximum Credit or Maximum Carryover until the contract year after the purchase payment was received.
See “Buying Your Contract — Purchase Payments” for purchase payment limitations.
3.	When a withdrawal is taken
A Returns-linked Credit will not be added to the Benefit Base on the following rider anniversary.
The Withdrawal Adjustment Base, Benefit Base and Credit Carryover can be adjusted, but they will not be less than zero.
(A)	The Withdrawal Adjustment Base will be reduced by the same proportion that the contract value is reduced. The proportional amount deducted is the “adjustment for withdrawal,” calculated as follows:

a × b	where:
c

a	=	the amount of the withdrawal
b	=	the Withdrawal Adjustment Base on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)	If the Current Annual Payment is not established, Excess Withdrawal Processing will occur as follows.
The Benefit Base and Credit Carryover will be reduced by the same proportion that the contract value is reduced using the “adjustment for withdrawal” calculation described above but substituting the Benefit Base or Credit Carryover (as applicable) for the Withdrawal Adjustment Base.
(C)	If the Current Annual Payment is established and the withdrawal is less than or equal to the Remaining Annual Payment, the Benefit Base and Credit Carryover do not change.
(D)	If the Current Annual Payment is established and the withdrawal is greater than the Remaining Annual Payment, Excess Withdrawal Processing will occur, and the Benefit Base and Credit Carryover will be reduced by an amount as calculated below:

d × e	where:
f

d	=	the amount of the withdrawal minus the Remaining Annual Payment
e	=	the Benefit Base or Credit Carryover (as applicable) on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the Remaining Annual Payment.
Rider Anniversary Processing: The following describes how your benefit values are calculated on Rider Anniversaries. The Benefit Base, Returns-linked Credit Base and Withdrawal Adjustment Base are subject to the maximum amount of $20 million for each. If the Rider Anniversary falls on a Day that the New York Stock Exchange is closed, the anniversary Contract Value (for the Variable Account portion only) is based on the close of business values on the next Valuation Date.
1.	Returns-linked Credit for the Benefit Base: If you did not take any withdrawals during the prior contract year and you did not decline any increase to the annual rider fee, Returns-linked Credits may be available. The Maximum Credit percentage, Maximum Credit Carryover percentage and Credit Multiplier are shown in the Rate Sheet Prospectus Supplement.
The Returns-linked Credit equals the lesser of the Maximum Credit (immediately prior to this rider anniversary) or the following:
(a × b) + c	where:

a	=	Contract Year Returns used for Credit
b	=	Credit Multiplier
c	=	Credit Carryover
The Benefit Base will be increased by the Returns-linked Credit on the Rider Anniversary.

76     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

•	Contract Returns Used for Credit:
-	On the first Rider Anniversary
The Contract Returns Used for Credit equals the Contract Value on the first Rider Anniversary less the purchase payments received during the first contract year, but it will not be less than zero.
-	On Any Other Rider Anniversary During a Credit Period
The Contract Returns Used for Credit equals the Contract Value on the Rider Anniversary less the Contract Value on the prior Rider Anniversary less any purchase payments received in that contract year, but it will not be less than zero.
-	The Contract Value used to determine the Contract Returns Used for Credit is the value on the anniversary after all charges have been deducted. Your ability to earn Returns-linked Credits can be limited by declining or volatile equity market performance, withdrawals and charges.
-	If the Covered Spouse continued the contract under the spousal continuation provision in the prior contract year, the Contract Returns Used For Credit is reduced by any increases to the Contract Value due to the death benefit that would otherwise have been paid.
After the end of the Credit Period there will be no additional Returns-linked Credits unless the Credit Period restarts due to an Annual Step-Up of the Benefit Base.
The Returns-linked Credit Base, Credit Carryover, Maximum Credit and Maximum Carryover will be set to zero on the last Rider Anniversary of a Credit Period.
The Returns-linked Credit Base, Credit Carryover, Maximum Credit and Maximum Carryover will be permanently set to zero on the later of: (A) the rider anniversary on or after the oldest owner's 95th birthday or (B) the rider anniversary equal to the Credit Period duration, as shown in the Rate Sheet Prospectus Supplement.
2.	Annual Step-Up for the Benefit Base: Beginning with the first rider anniversary, an Annual Step-Up may be available. If you decline an increase to the annual rider fee, future Annual Step-Ups will no longer be available.
The Annual Step-Up will take place on any rider anniversary where the contract value (after charges are deducted) is greater than the Benefit Base (after any Returns-linked Credit is added). If an Annual Step-Up is executed, the following adjustments will be made:
•	The Benefit Base will be increased to the contract value,
•	The Credit period will restart,
•	If the Covered Person’s attained age (Joint Life: younger Covered Spouse’s attained age) on the rider anniversary is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage, regardless of any prior withdrawals. The higher Age Band will be used even if there was no Annual Step-Up due to the maximum Benefit Base limitation.
3.	Credit Carryover: If you did not take any withdrawals during the prior contract year, the Credit Carryover is recalculated on the Rider Anniversary after any Returns-linked Credit and any Annual Step-Up has been applied to the Benefit Base. It equals the lesser of the Maximum Carryover (immediately prior to this rider anniversary) or the following:
(a × b) + c - d	where:

a	=	Contract Returns Used for Credit
b	=	Credit Multiplier
c	=	Credit Carryover immediately prior to this rider anniversary
d	=	any Returns-linked Credit that was applied on this Rider Anniversary
If a withdrawal has been taken during the prior contract year, the Credit Carryover is not recalculated. It may take multiple contract years to realize any Credit Carryover during the Credit Period.
4.	Returns-linked Credit Base, Maximum Credit and Maximum Carryover: The following values are reset on each Rider Anniversary after any Returns-linked Credit and any Annual Step-Up has been applied to the Benefit Base:
•	The Returns-linked Credit Base is reset to the Contract Value (after rider charges are deducted) on the Rider Anniversary.
•	The Maximum Credit is recalculated and equals the Returns-linked Credit Base multiplied by the Maximum Credit Percentage.
•	The Maximum Carryover is recalculated and equals the greater of 1) Returns-linked Credit Base multiplied by the Maximum Carryover Percentage or 2) the Credit Carryover as determined under item 3 of the Rider Anniversary processing provision above.
5.	The Withdrawal Adjustment Base: If You did not decline an increase to the annual rider fee, the Withdrawal Adjustment Base will be increased to the Contract Value, if greater.

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Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the Current Annual Payment, the portion of your RMD that exceeds the Current Annual Payment will not be subject to Excess Withdrawal Processing provided that the following conditions are met:
•	The Current Annual Payment is established;
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
If the Current Annual Payment is not established, the RMD will be subject to Excess Withdrawal Processing. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to Excess Withdrawal Processing. See Appendix L for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Tempo — Single Life rider terminates.
Joint Life: If a surviving spouse is a Covered Spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Tempo — Joint Life rider also continues. The surviving Covered Spouse can name a new beneficiary; however, a new Covered Spouse cannot be added to the rider (see “Benefits in Case of Death – If you Die Before the Annuitization Start Date”).
If you did not decline an increase to the annual rider fee, at the time of spousal continuation, a step-up may be available. All Annual Step-Up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the Remaining Annual Payment will be reduced for any prior withdrawals in that contract year. Also, the Credit Period will restart on the next contract anniversary. The Withdrawal Adjustment Base, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: There is no minimum contract value requirement following a partial surrender. Surrenders will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value.
If your contract value is reduced to zero, the Returns-linked Credit Base, Credit Carryover, Maximum Credit and Maximum Carryover will be permanently reset to zero, and there will be no additional Returns-linked Credits. Also, the following will occur:
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the Current Annual Payment would be established, and the Current Annual Payment will be paid annually until the death of the Covered Person (Joint Life: both Covered Spouses) (see “Current Annual Payment Description” above).
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the Remaining Annual Payment (including RMDs that are not subject to Excess Withdrawal Processing as described above), then the owner will receive the Current Annual Payment paid annually until the death of the Covered Person (Joint Life: both Covered Spouses).
In both cases above:
•	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.
•	We will no longer accept additional purchase payments.
•	No more charges will be collected for the rider.
•	The Current Annual Payment is fixed for as long as payments are made.
•	The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•	If the Current Annual Payment is determined by incorrect information regarding the Covered Person's birth date, payments will be adjusted. They will be based on what would have been provided using the correct birth date. Any underpayments made by us will be made up promptly without interest. We reserve the right to recover from you or your estate any amounts overpaid. If there are any future payments under this rider, overpayments made by us will be subtracted, without interest, and/or as otherwise legally permissible.
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the Current Annual Payment is established, the rider and the contract will terminate.

78     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the Remaining Annual Payment (including RMDs that are subject to Excess Withdrawal Processing as described above), the rider and the contract will terminate.
At Death:
Single Life: the rider will terminate if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a Covered Spouse, the surviving Covered Spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving Covered Spouse.
Assignment and Change of Ownership
Single Life: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or the Covered person before the change, or is a nonnatural owner (e.g., an individual ownership changed to an irrevocable trust) or a revocable trust, either holding for the sole benefit of the prior owner. Joint ownership and joint annuitants are not allowed while this rider is in force. Exception: ownership changes will not terminate the rider for contracts issued in California.
Joint Life: In order to maintain the joint life benefit, the surviving Covered Spouse must be able to continue the contract under the spousal continuation provision. Therefore, only ownership arrangements that permit such continuation are allowed at rider issue. If the owner is a natural person, only the Covered Spouses can be owners. If there is a non-natural or revocable trust owner, one of the Covered Spouses must be the annuitant. For all contracts except those issued in California, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or a Covered Spouse before the change, or is a non-natural owner holding for the sole benefit of the prior owner or a revocable trust, holding for the sole benefit of the prior owner. For contracts issued in California, transfer of the ownership of the annuity contract is not limited and the rider will not terminate; however, the Covered Spouses under the rider will not change even if there is an ownership change.
Annuity Provisions: If your annuitization start date is the maximum annuitization start date (see “The Annuitization Start Date”), you can choose one of the payout options available under the contract (see “Annuity Payout Plans”) or an alternative fixed annuity payout option available under the SecureSource Tempo rider. If you elect an annuitization start date that is earlier than the maximum annuitization start date, the alternative fixed annuity payout option under the SecureSource Tempo rider is not available.
Under the rider’s payout option, you will receive the Current Annual Payment provided by this rider until the death of the Covered Person (Joint Life: both Covered Spouses). If you choose to receive the Current Annual Payment, the amount payable each year will be equal to the Current Annual Payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If the monthly payment is less than $20, we have the right to make a lump sum payment equal to the present value of any remaining future payments. The present value will be calculated on the same mortality and interest rate basis used in Plan B in the contract. For more information on annuity payout plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the Current Annual Payment rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date.
The rider payout option may be greater or less than other payout options available under the contract. You should consider your payout options carefully and consult your financial advisor before making a determination.
Rider Termination
The SecureSource Tempo rider cannot be terminated either by you or us except as follows:
•	Single Life: after the death benefit is payable, the rider will terminate.
•	Single Life: spousal continuation will terminate the rider.
•	Single Life: for contracts issued in California, after the death of the Covered Person, the rider will terminate.
•	Joint Life: for contracts issued in California, after the death of the last Covered Spouse, the rider will terminate.
•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a Covered Spouse continues the contract. However, if the Covered Spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•	When there are certain assignment and ownership changes as described in the “Assignment and Change of Ownership” section above, the rider will terminate.
•	On the annuitization start date, the rider will terminate, if you choose a payout option available under the contract.

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•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See “Charges — SecureSource Tempo riders charge”).
•	When the contract value is reduced to zero as a result of an Excess Withdrawal as described in the Rules for Surrender Section above, the rider will terminate.
•	Termination of the contract for any reason will terminate the rider.
For an example, see Appendix F.
SecureSource Core 2 Rider
(Available for contract applications signed on or after 5/3/2021 and prior to 1/1/2022)
The SecureSource Core 2 rider is an optional benefit that you can elect at time of application for an additional charge. It may not be purchased with any other optional living benefit and certain death benefit riders (ROPP rider, MAV rider or Enhanced Legacy Benefit). This benefit is intended to provide a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers an Annual Credit feature to help in low or poor performing markets and a step-up feature to lock in contract anniversary gains to increase the Benefit Base.
If the contract value is reduced to zero due to market performance, fees or charges, or a withdrawal that does not exceed the amount available under the rider, then you will receive lifetime payments made by us as described in the “Other provisions - Rules for Surrender.” However, the contract and rider will terminate if the contract value goes to zero due to an excess withdrawal.
The SecureSource Core 2 rider may be appropriate for you if:
•	you intend to make periodic withdrawals from your annuity contract; and
•	you wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.
The SecureSource Core 2 rider may be not appropriate for you if:
•	you anticipate the need for withdrawals before the lifetime benefit is established or withdrawals that exceed the amount available under the rider (i.e. Excess Withdrawals); or
•	you want to invest in funds other than the approved investment options. For a list of currently approved investment options, see “Investment Allocation Restrictions for Certain Benefit Riders”.
The SecureSource Core 2 rider guarantees that, regardless of investment performance, you may take withdrawals up to the Current Annual Payment each contract year after the Current Annual Payment is established. Your age at the time of the first withdrawal will determine the Age Band for as long as benefits are payable except as described in the Lifetime Payment Percentage provision (see “Lifetime Payment Percentage” below).
As long as your total withdrawals during the contract year do not exceed the Current Annual Payment, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with Excess Withdrawal Processing. At any time, you may withdraw any amount up to your entire surrender value, subject to Excess Withdrawal Processing under the rider (see “Determination of Adjustments of Benefit Values”).
Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the Current Annual Payment can be increased if an Annual Credit is available or your contract value has increased above the Benefit Base on a rider anniversary.
Your benefits under the rider can be reduced if you:
•	withdraw more than the allowed withdrawal amount in a contract year, or
•	take withdrawals before the Current Annual Payment is established.
For important considerations on whether a SecureSource Core 2 rider is appropriate for you, see the “Important SecureSource Series Rider Considerations” section below.
Availability
There are two SecureSource Core 2 riders available under your contract:
•	SecureSource Core 2 - Single Life
•	SecureSource Core 2 - Joint Life
The information in this section applies to both riders, unless otherwise noted.

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For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders.
The SecureSource Core 2 — Single Life rider covers one person. The SecureSource Core 2 — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Core 2— Single Life rider or the SecureSource Core 2— Joint Life rider, not both, and you may not switch riders later.
You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date. Joint ownership and joint annuitants are not allowed for SecureSource Core 2 – Single Life rider.
The SecureSource Core 2 rider is an optional benefit that you may select, for an additional annual charge if :
•	Single Life: you are 85 or younger on the date the contract is issued; or
•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
Issue ages from 81 through 85 require prior approval.
The SecureSource Core 2 riders are not available under an inherited qualified annuity.
The SecureSource Core 2 rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•	Single Life: death (see “At Death” heading below).
•	Joint Life: the death of the last surviving Covered Spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
For key terms associated with a SecureSource Core 2 rider, see “SecureSource Series Rider Terms” section above.
Rate sheet prospectus supplement
The current rider charges and the current rates for the Lifetime Payment percentages, Credit Period and Annual Credit percentages, applicable to your contract issued to you are disclosed in the Rate Sheet Prospectus Supplement attached to this prospectus. These terms can only change as provided in this prospectus (see “Lifetime Payment Percentage” and “Annual Credits” below). We may change these terms for new purchasers, upon 7 calendar days prior notice. At least 7 calendar days before we change the terms contained in a Rate Sheet Prospectus Supplement for the next effective period, we will file a new Rate Sheet Prospectus Supplement. All historical Rate Sheet Prospectus Supplements are reflected in Appendix M. All Rate Sheet Prospectus Supplements, including the Rate Sheet Prospectus Supplement applicable to you, have been filed with the Securities and Exchange Commission (the “SEC”) and are also available on the Edgar system at www.sec.gov  (File No. 333–230376).
current ANNUAL payment Description
Single Life only: Covered Person: the person whose life is used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Person is the contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the Covered Person is the annuitant. The Covered Person cannot be changed.
Joint Life only: Covered Spouses: the contract owner and their spouse named on the application for as long as the marriage remains in effect. If an owner is a nonnatural person or a revocable trust, the Covered Spouses are the annuitant and the spouse of the annuitant named on the application. After death or dissolution of marriage that leaves only one of the Covered Spouses as the owner (for non-natural owners, the annuitant), that remaining Covered Spouse will be used when referring to the younger Covered Spouse. The Covered Spouses lives are used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment)” heading below). The Covered Spouses are established on the rider effective date and cannot be changed. For more details, see “Assignment and Change of Ownership – Joint Life” section below.
Current Annual Payment: the benefit available for withdrawal each contract year after the Covered Person (Joint life: younger Covered Spouse) has reached the youngest age in the first Age Band. When the Current Annual Payment is established and at all times thereafter, the Current Annual Payment is equal to the Benefit Base multiplied by the Lifetime Payment Percentage. Anytime the Lifetime Payment Percentage or the Benefit Base changes as described below, the Current Annual Payment will be recalculated.
If you withdraw less than the Current Annual Payment in a contract year, the unused portion does not carry over to future contract years.
Single Life: The Current Annual Payment is established on the later of the rider effective date if the Covered Person has reached the youngest age in the first Age Band, or the date the Covered Person’s attained age equals the youngest age in the first Age Band.

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Joint Life: The Current Annual Payment is established on the earliest of the following dates:
•	The rider effective date if the younger Covered Spouse has already reached the youngest age in the first Age Band.
•	The date the younger Covered Spouse’s attained age equals the youngest age in the first Age Band.
•	Upon the first death of a Covered Spouse, then either: (a) the date we receive a written notice when the death benefit is not payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, (b) the date spousal continuation is effective when the death benefit is payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, or (c) the date the surviving Covered Spouse reaches the youngest age in the first Age Band.
•	Following dissolution of marriage of the Covered Spouses, then either (a) the date we receive a written notice if the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached the youngest age in the first Age Band, or (b) the date the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches the youngest age in the first Age Band.
Remaining Annual Payment: the amount available for withdrawal for the remainder of the contract year. The Remaining Annual Payment is established at the same time as the Current Annual Payment. The Remaining Annual Payment equals the Current Annual Payment less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the Current Annual Payment.
The Lifetime Payment Percentage for each Age Band and Age Bands are shown in the Rate Sheet Prospectus Supplement.
The Age Band for the Lifetime Payment Percentage is determined at the following times:
•	When the Current Annual Payment is established: The Age Band used to calculate the initial Current Annual Payment is the percentage for the Covered Person’s attained age (Joint life: younger Covered Spouse’s attained age).
•	On the Covered Person’s subsequent birthdays (Joint life: younger Covered Spouse’s subsequent birthdays): If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, and if the Covered Person's new attained age (Joint Life: younger Covered Spouse's attained age) is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage.
•	Upon Annual Step-Ups (see “Annual Step-Ups” below).
•	For the Joint life rider, upon death or change in marital status: (A) If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, the Lifetime Payment Percentage will be reset based on the Age Band for the remaining Covered Spouse’s attained age. (B) If the Current Annual Payment is not established but the remaining Covered Spouse has reached the youngest age in the first Age Band, the remaining Covered Spouse’s attained age will be used to determine the Age Band for the Lifetime Payment Percentage. In the event of remarriage of the Covered Spouses to each other, the Lifetime Payment Percentage used is the percentage for the younger Covered Spouse’s attained age.
Determination of Adjustments of Benefit Values: values are determined at the following times and are subject to a maximum amount of $20 million each:
1.	At rider effective date
The Credit Base and Benefit Base are set equal to the initial purchase payment.
2.	When an additional purchase payment is made
The Benefit Base will be increased by the amount of each additional purchase payment.
If the Credit Base is greater than zero, the Credit Base will be increased by the amount of each additional purchase payment.
See “Buying Your Contract — Purchase Payments” for purchase payment limitations.
3.	When a withdrawal is taken
If the Credit Base is greater than zero, Annual Credits will not be added to the Benefit Base on the following rider anniversary.
The Benefit Base and Credit Base can be adjusted, but they will not be less than zero.
(A)	If the Current Annual Payment is not established, Excess Withdrawal Processing will occur as follows.

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The Benefit Base and Credit Base will be reduced by the same proportion that the contract value is reduced. The proportional amount deducted is the “adjustment for withdrawal” calculated as follows:
a × b	where:
c

a	=	the amount of the withdrawal
b	=	the Credit Base or Benefit Base (as applicable) on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)	If the Current Annual Payment is established and the withdrawal is less than or equal to the Remaining Annual Payment, the Benefit Base and Credit Base do not change.
(C)	If the Current Annual Payment is established and the withdrawal is greater than the Remaining Annual Payment, Excess Withdrawal Processing will occur, and the Benefit Base and Credit Base will be reduced by an amount as calculated as follows:

d × e	where:
f

d	=	the amount of the withdrawal minus the Remaining Annual Payment
e	=	the Benefit Base or Credit Base (as applicable) on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the Remaining Annual Payment.
Rider Anniversary Processing: The following describes how the Benefit Base and Credit Base are calculated on rider anniversaries, subject to the maximum amount of $20 million for each, and how the Lifetime Payment Percentage can change on rider anniversaries.
•	Annual Credits: If you did not take any withdrawals during the prior contract year and you did not decline any increase to the annual rider fee, Annual Credits may be available. The Annual Credit percentages and Credit Period are shown in the Rate Sheet Prospectus Supplement.
(A)	On the first rider anniversary
The Annual Credit equals the Credit Base 180 days following the rider effective date multiplied by the Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement, for the first rider anniversary.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base 180 days following the rider effective date increased by the Annual Credit and any additional purchase payments 180 days following the rider effective date.
(B)On any other rider anniversary during a Credit Period
The Annual Credit equals the Credit Base as of the prior rider anniversary multiplied by the current Annual credit percentage as shown in the Rate Sheet Prospectus Supplement.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base on the prior rider anniversary increased by the Annual Credit and any additional purchase payments since the prior rider anniversary.
The Credit Base will be set to zero on the last rider anniversary of a Credit Period after any adjustment to the Benefit Base, and there will be no additional Annual Credits unless the Credit Period restarts due to a step-up of the Benefit Base.
The Credit Base will be permanently set to zero on the later of: (A) the rider anniversary on or after the owner’s 95th birthday or (B) the rider anniversary equal to the Credit Period duration, as shown in the Rate Sheet Prospectus Supplement.
•	Annual Step-Ups: Beginning with the first rider anniversary, an Annual Step-Up may be available. If you decline any increase to the annual rider fee, future Annual Step-Ups will no longer be available.
The Annual Step-Up will take place on any rider anniversary where the contract value (after charges are deducted) is greater than the Benefit Base after any annual credit is added. If an annual step-up is executed, the Benefit Base, Credit Base and Lifetime Payment Percentage will be adjusted as follows:
•	The Benefit Base (after any Annual Credit is added) will be increased to the contract value.
•	The Credit Base will be increased to the contract value and the Credit Period will restart, if there is an increase to Benefit Base due to an Annual Step-Up.

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•	If the Covered Person’s attained age (Joint Life: younger Covered Spouse’s attained age) on the rider anniversary is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage, regardless of any prior withdrawals. The higher Age Band will be used even if there was no Annual Step-Up due to the maximum Benefit Base limitation.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the Current Annual Payment, the portion of your RMD that exceeds the Current Annual Payment will not be subject to Excess Withdrawal Processing provided that the following conditions are met:
•	The Current Annual Payment is established;
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
If the Current Annual Payment is not established, the RMD will be subject to Excess Withdrawal Processing. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to Excess Withdrawal Processing. See Appendix L for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Core 2 — Single Life rider terminates.
Joint Life: If a surviving spouse is a Covered Spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Core 2 — Joint Life rider also continues. The surviving Covered Spouse can name a new beneficiary; however, a new Covered Spouse cannot be added to the rider (see “Benefits in Case of Death – If you Die Before the Annuitization Start Date”).
If you did not decline an increase to the annual rider fee, at the time of spousal continuation, a step-up may be available. All Annual Step-Up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the Remaining Annual Payment will be reduced for any prior withdrawals in that contract year. Also, the Credit Period will restart on the next contract anniversary. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: There is no minimum contract value requirement following a partial surrender. Surrenders will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value.
If your contract value is reduced to zero, the Credit Base will be permanently reset to zero, and there will be no additional Annual Credits. Also, the following will occur:
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the Current Annual Payment would be established, and that amount will be paid annually until the death of the Covered Person (Joint Life: both Covered Spouses) (see “Current Annual Payment Description” above).
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the Remaining Annual Payment (including RMDs that are not subject to Excess Withdrawal Processing as described above), then the owner will receive the Current Annual Payment paid annually until the death of the Covered Person (Joint Life: both Covered Spouses).
In both cases above:
•	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.
•	We will no longer accept additional purchase payments.
•	No more charges will be collected for the rider.
•	The Current Annual Payment is fixed for as long as payments are made.
•	The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•	If the Current Annual Payment is determined by incorrect information regarding the Covered Person's birth date, payments will be adjusted. They will be based on what would have been provided using the correct birth date. Any underpayments made by us will be made up promptly without interest. We reserve the right to recover from you or your estate any amounts overpaid. If there are any future payments under this rider, overpayments made by us will be subtracted, without interest, and/or as otherwise permissible.

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•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the Current Annual Payment is established, the rider and the contract will terminate.
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the Remaining Annual Payment (including RMDs that are subject to Excess Withdrawal Processing as described above), the rider and the contract will terminate.
At Death:
Single Life:The rider will terminate even if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a Covered Spouse, the surviving Covered Spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving Covered Spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:
•	elect to take the death benefit under the terms of the contract, or
•	continue the contract under the spousal continuation option.
Assignment and Change of Ownership
Single Life: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or the Covered Person before the change, or is a nonnatural owner (e.g., an individual ownership changed to an irrevocable trust) or a revocable trust, either holding for the sole benefit of the prior owner. Joint ownership and joint annuitants are not allowed while this rider is in force. Exception: ownership changes will not terminate the rider for contracts issued in California.
Joint Life: In order to maintain the joint life benefit, the surviving Covered Spouse must be able to continue the contract under the spousal continuation provision. Therefore, only ownership arrangements that permit such continuation are allowed at rider issue. If the owner is a natural person, only the Covered Spouses can be owners. If there is a non-natural or revocable trust owner, one of the Covered Spouses must be the annuitant. For all contracts except those issued in California, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or a Covered Spouse before the change, or is a non-natural owner or a revocable trust, holding for the sole benefit of the prior owner. For contracts issued in California, transfer of the ownership of the annuity contract is not limited and the rider will not terminate; however, the Covered Spouses under the rider will not change even if there is an ownership change.
Annuity Provisions: If your annuitization start date is the maximum annuitization start date (see “The Annuitization Start Date”), you can choose one of the payout options available under the contract (see “Annuity Payout Plans”)or an alternative fixed annuity payout option available under the SecureSource Core 2 rider. If you elect an annuitization start date that is earlier than the maximum annuitization start date, the alternative fixed annuity payout option under the SecureSource Core 2 rider is not available.

Under the rider’s payout option, you will receive the Current Annual Payment provided by this rider until the death of the Covered Person (Joint Life: the death of both Covered Spouses). If you choose to receive the Current Annual Payment, the amount payable each year will be equal to the Current Annual Payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If the monthly payment is less than $20, we have the right to make a lump sum payment equal to the present value of any remaining future payments. The present value will be calculated on the same mortality and interest rate basis used in Plan B in the contract. For more information about annuity payout plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the Current Annual Payment rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date.
The rider payout option may be greater or less than other payout options available under the contract. You should consider your payout options carefully and consult your financial advisor before making a determination.
Rider Termination
The SecureSource Core 2 rider cannot be terminated either by you or us except as follows:
•	Single Life: after the death benefit is payable, the rider will terminate.
•	Single Life: spousal continuation will terminate the rider.
•	Single Life: for contracts issued in California, after the death of the Covered Person, the rider will terminate.
•	Joint Life: for contracts issued in California, after the death of the last Covered Spouse, the rider will terminate.

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•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a Covered Spouse continues the contract. However, if the Covered Spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•	When there are certain assignment and ownership changes as described in the “Assignment and Change of Ownership” section above, the rider will terminate.
•	On the annuitization start date, the rider will terminate, if you choose a payout option available under the contract.
•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See “Charges — SecureSource Core 2 riders charge”).
•	When the contract value is reduced to zero as a result of an Excess Withdrawal as described in the Rules for Surrender Section above, the rider will terminate.
•	Termination of the contract for any reason will terminate the rider.
For an example, see Appendix F.
SecureSource 5 Rider
(Available for contract applications signed on or after 5/3/2021 and prior to 1/1/2022)
The SecureSource 5 rider is an optional benefit that you can elect at time of application for an additional charge. It may not be purchased with any other optional living benefit and certain death benefit riders (ROPP rider, MAV rider or Enhanced Legacy Benefit). This benefit is intended to provide a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers an Annual Credit feature to help in low or poor performing markets and a step-up feature to lock in contract anniversary gains to increase the Benefit Base.
If the contract value is reduced to zero due to market performance, fees or charges, or a withdrawal that does not exceed the amount available under the rider, then you will receive lifetime payments made by us as described in the “Other provisions - Rules for Surrender.” However, the contract and rider will terminate if the contract value goes to zero due to an excess withdrawal. If you die before the contract value is depleted, you will not receive any monetary value from the rider.
The SecureSource 5 rider may be appropriate for you if:
•	you intend to make periodic withdrawals from your annuity contract; and
•	you wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.
The SecureSource 5 rider may be not appropriate for you if:
•	you anticipate the need for withdrawals before the lifetime benefit is established or withdrawals that exceed the amount available under the rider (i.e. Excess Withdrawals); or
•	you want to invest in funds other than the approved investment options. For a list of currently approved investment options, see “Investment Allocation Restrictions for Certain Benefit Riders”.
The SecureSource 5 rider guarantees that, regardless of investment performance, you may take withdrawals up to the Current Annual Payment each contract year after the Current Annual Payment is established. Your age at the time of the first withdrawal will determine the Age Band for as long as benefits are payable except as described in the Lifetime Payment Percentage provision. The Current Annual Payment can vary based on the relationship of your contract value to the Withdrawal Adjustment Base. On the day of your first withdrawal each contract year, we determine if the Income Bonus is available for that contract year (see “Lifetime Payment Percentage” below).
As long as your total withdrawals during the current contract year do not exceed the Current Annual Payment, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with Excess Withdrawal Processing. At any time, you may withdraw any amount up to your entire surrender value, subject to Excess Withdrawal Processing under the rider (see “Determination of Adjustments of Benefit Values”).
Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the Current Annual Payment can be increased if an Annual Credit is available or your contract value has increased above the Benefit Base on a rider anniversary.
Your benefits under the rider can be reduced if you:
•	withdraw more than the allowed withdrawal amount in a contract year, or
•	take withdrawals before the Current Annual Payment is established.

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Each year, your Current Annual Payment may or may not include an Income Bonus. If the contract value is 20% or more below the Withdrawal Adjustment Base, the Income Bonus Percentage will not be available. (see Withdrawal Adjustment Base described below).
For important considerations on whether a SecureSource 5 rider is appropriate for you, see “Important SecureSource Series Rider Considerations” section below.
Availability
There are two SecureSource 5 riders available under your contract:
•	SecureSource 5 - Single Life
•	SecureSource 5 - Joint Life
The information in this section applies to both riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders
The SecureSource 5 — Single Life rider covers one person. The SecureSource 5 — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 5 — Single Life rider or the SecureSource 5 — Joint Life rider, not both, and you may not switch riders later.
You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date. Joint ownership and joint annuitants are not allowed for SecureSource 5 — Single Life rider.
The SecureSource 5 rider is an optional benefit that you may select, for an additional annual charge if:
•	Single Life: you are 85 or younger on the date the contract is issued; or
•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
Issue ages from 81 through 85 require prior approval.
The SecureSource 5 riders are not available under an inherited qualified annuity.
The SecureSource 5 rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•	Single Life: death (see “At Death” heading below).
•	Joint Life: the death of the last surviving Covered Spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
For key terms associated with a SecureSource 5 rider, see “SecureSource Series Rider Terms” section above.
Rate sheet prospectus supplement
The current rider charges and the current rates for the Minimum Lifetime Payment percentages, Income Bonus Percentage, Credit Period and Annual Credit percentages, applicable to your contract issued to you are disclosed in the Rate Sheet Prospectus Supplement attached to this prospectus. These terms can only change as provided in this prospectus (see “Lifetime Payment Percentage”, “Income Bonus percentage” and “Annual Credits” below). We may change these terms for new purchasers, upon 7calendar days prior notice. At least 7 calendar days before we change the terms contained in a Rate Sheet Prospectus Supplement for the next effective period, we will file a new Rate Sheet Prospectus Supplement. All historical Rate Sheet Prospectus Supplements are reflected in Appendix M. All Rate Sheet Prospectus Supplements, including the Rate Sheet Prospectus Supplement applicable to you, have been filed with the Securities and Exchange Commission (the “SEC”) and are also available on the Edgar system at www.sec.gov  (File No. 333–230376).
current ANNUAL payment Description
Single Life only: Covered Person: the person whose life is used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Person is the contract owner. If any owner on the rider effective date is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the Covered Person is the oldest annuitant. The Covered Person cannot be changed.
Joint Life only: Covered Spouses: the contract owner and their spouse named on the application for as long as the marriage remains in effect. If any contract owner is a nonnatural person or a revocable trust, the Covered Spouses are the annuitant and the spouse of the annuitant named on the application. After death or dissolution of marriage that leaves only one of the Covered Spouses as the owner (for non-natural owners, the annuitant), that remaining Covered Spouse will be used when referring to the younger Covered Spouse. The Covered Spouses lives are used to determine

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when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Spouses are established on the rider effective date and cannot be changed. For more details, see “Assignment and Change of Ownership – Joint Life” section below.
Current Annual Payment: the benefit available for withdrawal each contract year after the Covered Person (Joint life: younger Covered Spouse) has reached the youngest age in the first Age Band. When the Current Annual Payment is established and at all times thereafter, the Current Annual Payment is equal to the Benefit Base multiplied by the Lifetime Payment Percentage. Anytime the Lifetime Payment Percentage or the Benefit Base changes as described below, the Current Annual Payment will be recalculated. When the first withdrawal is taken in each contract year, we will determine if the Income Bonus Percentage will be included in the Lifetime Payment Percentage for that contract year.
The Current Annual Payment can vary each contract year and includes the minimum annual lifetime payment and may also include an Income Bonus. The minimum annual lifetime payment is the guaranteed lifetime benefit amount available for withdrawal each contract year. It is calculated by multiplying the Benefit Base by the Minimum Lifetime Payment Percentage. The Income Bonus is a potential increase to the Current Annual Payment and is calculated by multiplying the Benefit Base by the Income Bonus Percentage. If the Income Bonus Percentage is included in the Lifetime Payment Percentage, then the income bonus is included in the Current Annual Payment.
If you withdraw less than the Current Annual Payment in contract year, the unused portion does not carry over to future contract years.
Single Life: The Current Annual Payment is established on the later of the rider effective date if the Covered Person has reached the youngest age in the first Age Band, or the date the Covered Person’s attained age equals the youngest age in the first Age Band.
Joint Life: The Current Annual Payment is established on the earliest of the following dates:
•	The rider effective date if the younger Covered Spouse has already reached the youngest age in the first Age Band.
•	The date the younger Covered Spouse’s attained age equals the youngest age in the first Age Band.
•	Upon the first death of a Covered Spouse, then either: (a) the date we receive a written notice when the death benefit is not payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, (b) the date spousal continuation is effective when the death benefit is payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, or (c) the date the surviving Covered Spouse reaches the youngest age in the first Age Band.
•	Following dissolution of marriage of the Covered Spouses, then either (a) the date we receive a written notice if the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached the youngest age in the first Age Band, or (b) the date the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches the youngest age in the first Age Band.
Remaining Annual Payment: the amount available for withdrawal for the remainder of the contract year. The Remaining Annual Payment is established at the same time as the Current Annual Payment. The Remaining Annual Payment equals the Current Annual Payment less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the Current Annual Payment.
The Minimum Lifetime Payment Percentage, the Income Bonus Percentage for each Age Band, and Age Bands are shown in the Rate Sheet Prospectus Supplement.
The Age Band for the Lifetime Payment Percentage is determined at the following times:
•	When the Current Annual Payment is established: The Age Band used to calculate the initial Current Annual Payment is the percentage for the Covered Person’s attained age (Joint life: younger Covered Spouse’s attained age).
•	On the Covered Person’s subsequent birthdays (Joint life: younger Covered Spouse’s subsequent birthdays): If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, and if the Covered Person's new attained age (Joint Life: younger Covered Spouse's attained age) is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage.
•	Upon Annual Step-Ups (see “Annual Step-Ups” below).
•	For the Joint life rider, upon death or change in marital status: (A) If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, the Lifetime Payment Percentage will be reset based on the Age Band for the remaining Covered Spouse’s attained age. (B) If the Current Annual Payment is not established but the remaining Covered Spouse has reached the youngest age in the first Age Band, the remaining Covered Spouse’s attained age will be used to determine the Age Band for the Lifetime Payment Percentage. In the event of remarriage of the Covered Spouses to each other, the Lifetime Payment Percentage used is the percentage for the younger Covered Spouse’s attained age.

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Income Bonus Percentage: The Income Bonus Percentage may provide additional income under the rider. Availability of the Income Bonus Percentage is determined at the time of your first withdrawal each contract year. The benefit determining percentage is a comparison of your contract value and the Withdrawal Adjustment Base. If the benefit determining percentage is less than 20%, then the Lifetime Payment Percentage will include the Income Bonus Percentage, as shown in the Rate Sheet Prospectus Supplement, when calculating the Current Annual Payment (unless the Lifetime Payment Percentage is set to a fixed percentage as described below).
The benefit determining percentage is calculated on each valuation date as follows, but it will not be less than zero:
1	–	(a/b)
a	=	Contract value at the end of the prior valuation period
b	=	Withdrawal Adjustment Base at the end of the prior valuation period
After the Current Annual Payment is established, the first withdrawal taken in each contract year will set the Lifetime Payment Percentage to a fixed percentage for the remainder of the contract year except as noted below. Following each rider anniversary, the availability of the Income Bonus Percentage, and therefore the Lifetime Payment Percentage, can change on each valuation date until a withdrawal is taken in that contract year. For more information on how this rider operates, please see “Appendix E: Example – Optional Living Benefits – SecureSource 5 Rider”.
However, at the earliest of (1) or (2) below, the Lifetime Payment Percentage will be set and remain fixed as long as the benefit is payable:
(1)	when your contract value on a rider anniversary is less than two times the Benefit Base multiplied by the Minimum Lifetime Payment Percentage for your current Age Band, or
(2)	when the contract value reduces to zero.
For certain periods of time at our discretion and on a non-discriminatory basis, your Lifetime Payment Percentage may be set by us to include the Income Bonus Percentage if more favorable to you.
Determination of Adjustments of Benefit Values: values are determined at the following times and are subject to a maximum amount of $20 million each:
1.	At rider effective date
The Withdrawal Adjustment Base, Credit Base and Benefit Base are set equal to the initial purchase payment.
2.	When an additional purchase payment is made
The Benefit Base, Withdrawal Adjustment Base will be increased by the amount of each additional purchase payment.
If the Credit Base is greater than zero, the Credit Base will be increased by the amount of each additional purchase payment.
See “Buying Your Contract — Purchase Payments” for purchase payment limitations.
3.	When a withdrawal is taken
If the Credit Base is greater than zero, Annual Credits will not be added to the Benefit Base on the following rider anniversary.
The Withdrawal Adjustment Base, Benefit Base and Credit Base can be adjusted, but they will not be less than zero.
(A)	The Withdrawal Adjustment Base will be reduced by the same proportion that the contract value is reduced. The proportional amount deducted is the “adjustment for withdrawal,” calculated as follows:

a × b	where:
c

a	=	the amount of the withdrawal
b	=	the Withdrawal Adjustment Base on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)	If the Current Annual Payment is not established, Excess Withdrawal Processing will occur as follows.
The Benefit Base and Credit Base will be reduced by the same proportion that the contract value is reduced using the “adjustment for withdrawal” calculation described above but substituting the Credit Base or Benefit Base (as applicable) for the Withdrawal Adjustment Base.
(C)	If the Current Annual Payment is established and the withdrawal is less than or equal to the Remaining Annual Payment, the Benefit Base and Credit Base do not change.

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(D)	If the Current Annual Payment is established and the withdrawal is greater than the Remaining Annual Payment, Excess Withdrawal Processing will occur, and the Benefit Base and Credit Base will be reduced by an amount as calculated below:

d × e	where:
f

d	=	the amount of the withdrawal minus the Remaining Annual Payment
e	=	the Benefit Base or Credit Base (as applicable) on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the Remaining Annual Payment.
Rider Anniversary Processing: The following describes how the Withdrawal Adjustment Base, Benefit Base and Credit Base are calculated on rider anniversaries, subject to the maximum amount of $20 million for each and how the Lifetime Payment Percentage can change on rider anniversaries.
•	Annual Credits: If you did not take any withdrawals during the prior contract year and you did not decline any increase to the annual rider fee, Annual Credits may be available. The Annual Credit percentages and duration are shown in the Rate Sheet Prospectus Supplement.
(A)	On the first rider anniversary
The Annual Credit equals the Credit Base 180 days following the rider effective date multiplied by the current Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement, for the first rider anniversary.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base 180 days following the rider effective date increased by the Annual Credit and any additional purchase payments since 180 days following the rider effective date.
(B)	On any other rider anniversary during a Credit Period
The Annual Credit equals the Credit Base as of the prior rider anniversary multiplied by the current Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base on the prior rider anniversary increased by the Annual Credit and any additional purchase payments since the prior rider anniversary.
The Credit Base will be set to zero on the last rider anniversary of a Credit Period after any adjustment to the Benefit Base, and there will be no additional Annual Credits unless the Credit Period restarts due to a step-up of the Benefit Base.
The Credit Base will be permanently set to zero on the later of: A) the rider anniversary on or after the owner’s 95th birthday or (B) the rider anniversary equal to the Credit period duration, as shown in the Rate Sheet Supplement.
Annual Step-Ups: Beginning with the first rider anniversary, an Annual Step-Up may be available. If you decline any increase to the annual rider fee, future Annual Step-Ups will no longer be available.
The Annual Step-Up will take place on any rider anniversary where the contract value (after charges are deducted) is greater than the Benefit Base after any annual credit is added. If an annual step-up is executed, the Benefit Base and Lifetime Payment Percentage will be adjusted as follows:
•	The Benefit Base (after any Annual Credit is added) will be increased to the contract value, if greater.
•	The Credit Base will be increased to the contract value and the Credit Period will restart, if there is an increase to Benefit Base due to an Annual Step-Up.
•	If the Covered Person’s attained age (Joint Life: younger Covered Spouse’s attained age) on the rider anniversary is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage, regardless of any prior withdrawals. The higher Age Band will be used even if there was no Annual Step-Up due to the maximum Benefit Base limitation.
•	The Withdrawal Adjustment Base on rider anniversaries: If you did not decline an increase to the annual rider fee, the Withdrawal Adjustment Base will be increased to the contract value, if greater.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the Current Annual Payment, the portion of your RMD that exceeds the Current Annual Payment will not be subject to Excess Withdrawal Processing provided that the following conditions are met:
•	The Current Annual Payment is established;
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

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•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
If the Current Annual Payment is not established, the RMD will be subject to Excess Withdrawal Processing. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to Excess Withdrawal Processing. See Appendix L for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 5 — Single Life rider terminates.
Joint Life: If a surviving spouse is a Covered Spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource 5 — Joint Life rider also continues. The surviving Covered Spouse can name a new beneficiary; however, a new Covered Spouse cannot be added to the rider (see “Benefits in Case of Death – If you Die Before the Annuitization Stat Date”).
If you did not decline an increase to the annual rider fee, at the time of spousal continuation, a step-up may be available. All Annual Step-Up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the Remaining Annual Payment will be reduced for any prior withdrawals in that contract year. Also, the Credit Period will restart on the next contract anniversary. The Withdrawal Adjustment Base, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: There is no minimum contract value requirement following a partial surrender. Surrenders will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value.
If your contract value is reduced to zero, the Credit Base, if greater than zero, will be permanently reset to zero, and there will be no additional Annual Credits. Also, the following will occur:
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the Current Annual Payment would be established, and the Current Annual Payment will be paid annually until the death of the Covered Person (Joint Life: both Covered Spouses) (see “Current Annual Payment Description” above).
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the Remaining Annual Payment (including RMDs that are not subject to Excess Withdrawal Processing as described above), then the owner will receive the Current Annual Payment paid annually until the death of the Covered Person (Joint Life: both Covered Spouses).
In both cases above:
•	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.
•	We will no longer accept additional purchase payments.
•	No more charges will be collected for the rider.
•	The Current Annual Payment is fixed for as long as payments are made.
•	The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•	If the Current Annual Payment is determined by incorrect information regarding the Covered Person's birth date, payments will be adjusted. They will be based on what would have been provided using the correct birth date. Any underpayments made by us will be made up promptly without interest. We reserve the right to recover from you or your estate any amounts overpaid. If there are any future payments under this rider, overpayments made by us will be subtracted, without interest, and/or as otherwise legally permissible.
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the Current Annual Payment is established, the rider and the contract will terminate.
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the Remaining Annual Payment (including RMDs that are subject to Excess Withdrawal Processing as described above), the rider and the contract will terminate.
At Death:
Single Life: the rider will terminate if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a Covered Spouse, the surviving Covered Spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving Covered Spouse.

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Assignment and Change of Ownership
Single Life: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or the Covered person before the change, or is a nonnatural owner (e.g., an individual ownership changed to an irrevocable trust) or a revocable trust, either holding for the sole benefit of the prior owner. Joint ownership and joint annuitants are not allowed while this rider is in force. Exception: ownership changes will not terminate the rider for contracts issued in California.
Joint Life: In order to maintain the joint life benefit, the surviving Covered Spouse must be able to continue the contract under the spousal continuation provision. Therefore, only ownership arrangements that permit such continuation are allowed at rider issue. If the owner is a natural person, only the Covered Spouses can be owners. If there is a non-natural or revocable trust owner, one of the Covered Spouses must be the annuitant. For all contracts except those issued in California, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or a Covered Spouse before the change, or is a non-natural owner holding for the sole benefit of the prior owner or a revocable trust, holding for the sole benefit of the prior owner. For contracts issued in California, transfer of the ownership of the annuity contract is not limited and the rider will not terminate; however, the Covered Spouses under the rider will not change even if there is an ownership change.
Annuity Provisions: If your annuitization start date is the maximum annuitization start date (see “The Annuitization Start Date”), you can choose one of the payout options available under the contract (see “Annuity Payout Plans”) or an alternative fixed annuity payout option available under the SecureSource 5 rider. If you elect an annuitization start date that is earlier than the maximum annuitization start date, the alternative fixed annuity payout option under the SecureSource 5 rider is not available.
Under the rider’s payout option, you will receive the Current Annual Payment provided by this rider until the death of the Covered Person (Joint Life: both Covered Spouses). If you choose to receive the Current Annual Payment, the amount payable each year will be equal to the Current Annual Payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If the monthly payment is less than $20, we have the right to make a lump sum payment equal to the present value of any remaining future payments. The present value will be calculated on the same mortality and interest rate basis used in Plan B in the contract. For more information on annuity payout plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the Current Annual Payment rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date.
The rider payout option may be greater or less than other payout options available under the contract. You should consider your payout options carefully and consult your financial advisor before making a determination.
Rider Termination
The SecureSource 5 rider cannot be terminated either by you or us except as follows:
•	Single Life: after the death benefit is payable, the rider will terminate, even if the Covered Person is still living.
•	Single Life: spousal continuation will terminate the rider, even if the Covered Person is still living.
•	Single Life: for contracts issued in California, after the death of the Covered Person, the rider will terminate.
•	Joint Life: for contracts issued in California, after the death of the last Covered Spouse, the rider will terminate.
•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a Covered Spouse continues the contract. However, if the Covered Spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•	When there are certain assignment and ownership changes as described in the “Assignment and Change of Ownership” section above, the rider will terminate.
•	On the annuitization start date, the rider will terminate, if you choose a payout option available under the contract.
•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See “Charges — SecureSource 5 riders charge”).
•	When the contract value is reduced to zero as a result of an Excess Withdrawal as described in the Rules for Surrender Section above, the rider will terminate.
•	Termination of the contract for any reason will terminate the rider.
For an example, see Appendix F.

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SecureSource 5 Plus Rider
(Available for contract applications signed on or after 5/3/2021 and prior to 1/1/2022)

The SecureSource 5 Plus rider is an optional benefit that you can elect at time of application for an additional charge. It may not be purchased with any other optional living benefit and certain death benefit riders (ROPP Death Benefit, MAV Death Benefit or Enhanced Legacy Benefit). This benefit is intended to provide a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers an Annual Credit feature and a step-up feature to lock in contract anniversary gains to increase the Benefit Base and the lifetime payment.
If the contract value is reduced to zero due to market performance, fees or charges, or a withdrawal that does not exceed the amount available under the rider, then you will receive lifetime payments made by us as described in the “Other provisions - Rules for Surrender.” However, the contract and rider will terminate if the contract value goes to zero due to an excess withdrawal. If you die before the contract value is depleted, you will not receive any monetary value from the rider.
The SecureSource 5 Plus rider may be appropriate for you if:
•	you intend to make periodic withdrawals from your annuity contract; and
•	you wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.
The SecureSource 5 Plus rider may be not appropriate for you if:
•	you anticipate the need for withdrawals before the lifetime benefit is established or withdrawals that exceed the amount available under the rider (i.e. Excess Withdrawals); or
•	you want to invest in funds other than the approved investment options. For a list of currently approved investment options, see “Investment Allocation Restrictions for Certain Benefit Riders”.
The SecureSource 5 Plus rider guarantees that, regardless of investment performance, you may take withdrawals up to the Current Annual Payment each contract year after the Current Annual Payment is established. Your age at the time of the first withdrawal will determine the Age Band for as long as benefits are payable except as described in the Lifetime Payment Percentage provision. The annual benefit amount can vary based on the relationship of your contract value to the withdrawal adjustment base. On the day of your first withdrawal each contract year, we determine if the Income Bonus is available for that contract year (see “Lifetime Payment Percentage” below).
As long as your total withdrawals during the current contract year do not exceed the Current Annual Payment, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with Excess Withdrawal Processing. At any time, you may withdraw any amount up to your entire surrender value, subject to Excess Withdrawal Processing under the rider (see “Determination of Adjustments of Benefit Values”).
Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the Current Annual Payment can be increased if an Annual Credit is available or your contract value has increased above the Benefit Base on a rider anniversary.
Your benefits under the rider can be reduced if you:
•	withdraw more than the allowed withdrawal amount in a contract year, or
•	take withdrawals before the Current Annual Payment is established.
Each year, your Current Annual Payment may or may not include an Income Bonus. If the contract value is 20% or more below the Withdrawal Adjustment Base, the Income Bonus Percentage will not be available. (see Withdrawal Adjustment Base described below).
For important considerations on whether a SecureSource 5 Plus rider is appropriate for you, see “Important SecureSource Series Rider Considerations” section.
Availability
There are two SecureSource 5 Plus riders available under your contract:
•	SecureSource 5 Plus - Single Life
•	SecureSource 5 Plus - Joint Life
The information in this section applies to both riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders

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The SecureSource 5 Plus — Single Life rider covers one person. The SecureSource 5 Plus — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 5 Plus — Single Life rider or the SecureSource 5 Plus — Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date. Joint ownership and joint annuitants are not allowed for SecureSource 5 Plus — Single Life rider.
The SecureSource 5 Plus rider is an optional benefit that you may select, for an additional annual charge if:
•	Single Life: you are 85 or younger on the date the contract is issued; or
•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
Issue ages from 81 through 85 require prior approval.
The SecureSource 5 Plus riders are not available under an inherited qualified annuity.
The SecureSource 5 Plus rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•	Single Life: death (see “At Death” heading below).
•	Joint Life: the death of the last surviving Covered Spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
For key terms associated with the SecureSource 5 Plus rider, see “SecureSource Rider Terms” section above.
Rate sheet prospectus supplement
The current charges and the current rates for the Lifetime Payment percentages, Income Bonus Percentage, Credit Period and Annual Credit percentages, applicable to your contract issued to you are disclosed in the Rate Sheet Prospectus Supplement attached to this prospectus. These terms can only change as provided in this prospectus (see “Lifetime Payment Percentage”, “Income Bonus percentage” and “Annual Credits” below.) We may change these terms for new purchasers, upon 7 calendar prior notice. At least 7 calendar days before we change the terms contained in a Rate Sheet Supplement for the next effective period, we will file a new Rate Sheet Supplement. All historical Rate Sheet Prospectus Supplements are reflected in Appendix M. All Rate Sheet Prospectus Supplements, including the Rate Sheet Prospectus Supplement applicable to you, have been filed with the Securities and Exchange Commission (the “SEC”) and are also available on the Edgar system at www.sec.gov  (File No. 333–230376).
current ANNUAL payment Description
Single Life only: Covered Person: the person whose life is used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the Covered Person is the oldest annuitant. The Covered Person cannot be changed.
Joint Life only: Covered Spouses: the contract owner and their spouse named on the application for as long as the marriage remains in effect. If any contract owner is a nonnatural person or a revocable trust, the Covered Spouses are the annuitant and the spouse of the annuitant named on the application. After death or dissolution of marriage that leaves only one of the spouses as the owner (for non-natural owners, the annuitant), that remaining Covered Spouse will be used when referring to the younger Covered Spouse. The Covered Spouses’ lives are used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Spouses are established on the rider effective date and cannot be changed. For more details, see “Assignment and Change of Ownership – Joint Life” section below.
Current Annual Payment: the benefit available for withdrawal each contract year after the Covered Person (Joint life: younger Covered Spouse) has reached the youngest age in the first Age Band. When the Current Annual Payment is established and at all times thereafter, the Current Annual Payment is equal to the Benefit Base multiplied by the Lifetime Payment Percentage. Anytime the Lifetime Payment Percentage or the Benefit Base changes as described below, the Current Annual Payment will be recalculated. When the first withdrawal is taken in each contract year we will determine if the Income Bonus Percentage will be included in the Lifetime Payment Percentage for that contract year.
The Current Annual Payment can vary each contract year and includes the minimum annual lifetime payment and may also include an Income Bonus. The minimum annual lifetime payment is the guaranteed lifetime benefit amount available for withdrawal each contract year. It is calculated by multiplying the Benefit Base by the Minimum Lifetime Payment Percentage. The Income Bonus is a potential increase to the Current Annual Payment and is calculated by multiplying the Benefit Base by the Income Bonus Percentage. If the Income Bonus Percentage is included in the Lifetime Payment Percentage, then the income bonus is included in the Current Annual Payment.
If you withdraw less than the Current Annual Payment in a contract year, the unused portion does not carry over to future contract years.

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Single Life: The Current Annual Payment is established on the later of the rider effective date if the Covered Person has reached the youngest age in the first Age Band, or the date the Covered Person’s attained age equals the youngest age in the first Age Band.
Joint Life: The Current Annual Payment is established on the earliest of the following dates:
•	The rider effective date if the younger Covered Spouse has already reached the youngest age in the first Age Band.
•	The date the younger Covered Spouse’s attained age equals the youngest age in the first Age Band.
•	Upon the first death of a Covered Spouse, then either: (a) the date we receive a written notice when the death benefit is not payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, (b) the date spousal continuation is effective when the death benefit is payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, or (c) the date the surviving Covered Spouse reaches the youngest age in the first Age Band.
•	Following dissolution of marriage of the Covered Spouses, then either (a) the date we receive a written notice if the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached the youngest age in the first Age Band, or (b) the date the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches the youngest age in the first Age Band.
Remaining Annual Payment: the amount available for withdrawal for the remainder of the contract year. The Remaining Annual Payment is established at the same time as the Current Annual Payment. The Remaining Annual Payment equals the Current Annual Payment less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the Current Annual Payment.
The Minimum Lifetime Payment Percentage, the Income Bonus Percentage for each Age Band, and Age Bands are shown in the Rate Sheet Prospectus Supplement.
The Age Band for the Lifetime Payment Percentage is determined at the following times:
•	When the Current Annual Payment is established: The Age Band used to calculate the initial Current Annual Payment is the percentage for the Covered Person’s attained age (Joint life: younger Covered Spouse’s attained age).
•	On the Covered Person’s subsequent birthdays (Joint life: younger Covered Spouse’s subsequent birthdays): If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, and if the Covered Person's new attained age (Joint Life: younger Covered Spouse's attained age) is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage.
•	Upon Annual Step-Ups (see “Annual Step-ups” below).
•	For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, the Lifetime Payment Percentage will be reset based on the Age Band for the remaining Covered Spouse’s attained age. (B) If the Current Annual Payment is not established but the remaining Covered Spouse has reached the the youngest age in the first Age Band, the remaining Covered Spouse’s attained age will be used to determine the Age Band for the Lifetime Payment Percentage. In the event of remarriage of the Covered Spouses to each other, the Lifetime Payment Percentage used is the percentage for the younger Covered Spouse’s attained age.
Income Bonus Percentage: The Income Bonus Percentage may provide additional income under the rider. Availability of the Income Bonus Percentage is determined at the time of your first withdrawal each contract year. The benefit determining percentage is a comparison of your contract value and the Withdrawal Adjustment Base. If the benefit determining percentage is less than 20%, then the Lifetime Payment Percentage will include the Income Bonus Percentage, as shown in the Rate Sheet Prospectus Supplement when calculating the Current Annual Payment (unless the Lifetime Payment Percentage is set to a fixed percentage as described below).
The benefit determining percentage is calculated on each valuation date as follows, but it will not be less than zero:
1	–	(a/b)
a	=	Contract value at the end of the prior valuation period
b	=	Withdrawal Adjustment Base at the end of the prior valuation period
After the Current Annual Payment is established, the first withdrawal taken in each contract year will set the Lifetime Payment Percentage to a fixed percentage for the remainder of the contract year except as noted below. Following each rider anniversary, the availability of the Income Bonus Percentage, and therefore the Lifetime Payment Percentage, can change on each valuation date until a withdrawal is taken in that contract year. For more information on how this rider operates, please see “Appendix E: Example – Optional Living Benefits – SecureSource 5 Plus Rider”.

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However, at the earliest of (1) or (2) below, the Lifetime Payment Percentage will be set and remain fixed as long as the benefit is payable:
(1) when your contract value on a rider anniversary is less than two times the Benefit Base multiplied by the Minimum Lifetime Payment Percentage for your current Age Band, or
(2) when the contract value reduces to zero.
For certain periods of time at our discretion and on a non-discriminatory basis, your Lifetime Payment Percentage may be set by us to include the Income Bonus Percentage if more favorable to you.
Determination of Adjustments of Benefit Values: values are determined at the following times and are subject to a maximum amount of $20 million for each:
1.	At rider effective date
The Withdrawal Adjustment Base, Credit Base and Benefit Base are set equal to the initial purchase payment.
2.	When an additional purchase payment is made
The Benefit Base and Withdrawal Adjustment Base will be increased by the amount of each additional purchase payment.
If the Credit Base is greater than zero, the Credit Base will be increased by the amount of each additional purchase payment.
See “Buying Your Contract — Purchase Payments” for purchase payment limitations.
3.	When a withdrawal is taken
If the Credit Base is greater than zero, Annual Credits will not be added to the Benefit Base on the following rider anniversary.
The Withdrawal Adjustment Base, Benefit Base and Credit Base can be adjusted, but they will not be less than zero.
(A)	The Withdrawal Adjustment Base will be reduced by the same proportion that the contract value is reduced. The proportional amount deducted is the “adjustment for withdrawal,” calculated as follows:

a × b	where:
c

a	=	the amount of the withdrawal
b	=	the Withdrawal Adjustment Base on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)	If the Current Annual Payment is not established, Excess Withdrawal Processing will occur as follows.
The Benefit Base and Credit Base will be reduced by the same proportion that the contract value is reduced using the “adjustment for withdrawal” calculation described above but substituting the Credit Base or Benefit Base (as applicable) for the Withdrawal Adjustment Base.
(C)	If the Current Annual Payment is established and the withdrawal is less than or equal to the Remaining Annual Payment, the Benefit Base and Credit Base do not change.
(D)	If the Current Annual Payment is established and the withdrawal is greater than the Remaining Annual Payment, Excess Withdrawal Processing will occur, and the Benefit Base and Credit Base will be reduced by an amount as calculated below:

d × e	where:
f

d	=	the amount of the withdrawal minus the Remaining Annual Payment
e	=	the Benefit Base or Credit Base (as applicable) on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the Remaining Annual Payment.
Rider Anniversary Processing: The following describes how the Withdrawal Adjustment Base, Benefit Base and, Credit Base are calculated on rider anniversaries, subject to the maximum amount of $20 million for each, and how the Lifetime Payment Percentage can change on rider anniversaries.
•	Annual Credits: If you did not take any withdrawals during the prior contract year and you did not decline any increase to the annual rider fee, Annual Credits may be available.
(A)	On the first rider anniversary
The Annual Credit equals the Credit Base 180 days following the rider effective date multiplied by the Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement.
•	Single Life: The Benefit Base will be increased by the Annual Credit.

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•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base 180 days following the rider effective date increased by the Annual Credit and any additional purchase payments since 180 days following the rider effective date.
(B)	On any other rider anniversary during a Credit Period
The Annual Credit equals the Credit Base as of the prior rider anniversary multiplied by the current Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base on the prior rider anniversary increased by the Annual Credit and any additional purchase payments since the prior rider anniversary.
The Credit Base will be set to zero on the last rider anniversary of a Credit Period after any adjustment to the Benefit Base, and there will be no additional Annual Credits unless the Credit Period restarts due to a step-up of the Benefit Base.
The Credit Base will be permanently set to zero on the later of: A) the rider anniversary on or after the owner’s 95th birthday or (B) the rider anniversary equal to the Credit Period duration, as shown in the Rate Sheet Supplement.
•	Annual Step-Ups: Beginning with the first rider anniversary, an Annual Step-Up may be available. If you decline any increase to the annual rider fee, future Annual Step-Ups will no longer be available.
The Annual Step-Up will take place on any rider anniversary where the contract value (after charges are deducted) is greater than the Benefit Base after any annual credit is added. If an annual step-up is executed, the Benefit Base, Credit Base and Lifetime Payment Percentage will be adjusted as follows:
•	The Benefit Base (after any Annual Credit is added) will be increased to the contract value, if greater.
•	The Credit Base will be increased to the contract value and the Credit Period will restart, if there is an increase to Benefit Base due to an Annual Step-Up.
•	If the Covered Person’s attained age (Joint Life: younger Covered Spouse’s attained age) on the rider anniversary is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage, regardless of any prior withdrawals. The higher Age Band will be used even if there was no Annual Step-Up due to the maximum Benefit Base limitation.
•	The Withdrawal Adjustment Base on rider anniversaries: If you did not decline an increase to the annual rider fee, the Withdrawal Adjustment Base will be increased to the contract value, if greater.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the Current Annual Payment, the portion of your RMD that exceeds the Current Annual Payment will not be subject to Excess Withdrawal Processing provided that the following conditions are met:
•	The Current Annual Payment is established;
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
If the Current Annual Payment is not established, the RMD will be subject to Excess Withdrawal Processing. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to Excess Withdrawal Processing.
See Appendix L for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 5 Plus — Single Life rider terminates.
Joint Life: If a surviving spouse is a Covered Spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource 5 Plus — Joint Life rider also continues. The surviving Covered Spouse can name a new beneficiary; however, a new Covered Spouse cannot be added to the rider (see “Benefits in Case of Death – If you Die Before the Annuitization Stat Date”).
If you did not decline an increase to the annual rider fee, at the time of spousal continuation, a step-up may be available. All Annual Step-Up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the Remaining Annual Payment will be reduced for any prior withdrawals in

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that contract year. Also, the Credit Period will restart on the next contract anniversary. The Withdrawal Adjustment Base, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: There is no minimum contract value requirement following a partial surrender. Surrenders will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value.
If your contract value is reduced to zero, the Credit Base, if greater than zero, will be permanently reset to zero, and there will be no additional Annual Credits. Also, the following will occur:
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the Current Annual Payment would be established, and the Current Annual Payment will be paid annually until the death of the Covered Person (Joint Life: both Covered Spouses) (see “Current Annual Payment Description” above).
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the Remaining Annual Payment (including RMDs that are not subject to Excess Withdrawal Processing as described above), then the owner will receive the Current Annual Payment paid annually until the death of the Covered Person (Joint Life: both Covered Spouses).
In both cases above:
•	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.
•	We will no longer accept additional purchase payments.
•	No more charges will be collected for the rider.
•	The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•	If the Current Annual Payment is determined by incorrect information regarding the Covered Person's birth date, payments will be adjusted. They will be based on what would have been provided using the correct birth date. Any underpayments made by us will be made up promptly without interest. We reserve the right to recover from you or your estate any amounts overpaid. If there are any future payments under this rider, overpayments made by us will be subtracted, together without interest, and/or as otherwise legally permissible.
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the Current Annual Payment is established, the rider and the contract will terminate.
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the Remaining Annual Payment (including RMDs that are subject to Excess Withdrawal Processing as described above), the rider and the contract will terminate.
At Death:
Single Life: The rider will terminate even if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a Covered Spouse, the surviving Covered Spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving Covered Spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:
•	elect to take the death benefit under the terms of the contract, or
•	continue the contract under the spousal continuation option.
Assignment and Change of Ownership
Single Life: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or the Covered person before the change, or is a nonnatural owner (e.g., an individual ownership changed to an irrevocable trust) or a revocable trust, either holding for the sole benefit of the prior owner. Joint ownership and joint annuitants are not allowed while this rider is in force. Exception: ownership changes will not terminate the rider for contracts issued in California.
Joint Life: In order to maintain the joint life benefit, the surviving Covered Spouse must be able to continue the contract under the spousal continuation provision. Therefore, only ownership arrangements that permit such continuation are allowed at rider issue. If the owner is a natural person, only the Covered Spouses can be owners. If there is a non-natural or revocable trust owner, one of the Covered Spouses must be the annuitant. For all contracts except those issued in California, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or a Covered Spouse before the change, or is a

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non-natural owner or a revocable trust, holding for the sole benefit of the prior owner. For contracts issued in California, transfer of the ownership of the annuity contract is not limited and the rider will not terminate; however, the Covered Spouses under the rider will not change even if there is an ownership change.
Annuity Provisions: If your annuitization start date is the maximum annuitization start date (see “The Annuitization Start Date”), you can choose one of the payout options available under the contract (see “Annuity Payout Plans”) or an alternative fixed annuity payout option available under the SecureSource 5 Plus rider. If you elect an annuitization start date that is earlier than the maximum annuitization start date, the alternative fixed annuity payout option under the SecureSource 5 Plus rider is not available.

Under the rider’s payout option, you will receive the Current Annual Payment each contract year until the death of the Covered Person (Joint Life: both Covered Spouses). If you choose to receive the Current Annual Payment, the amount payable each year will be equal to the Current Annual Payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If the monthly payment is less than $20, we have the right to make a lump sum payment equal to the present value of any remaining future payments. The present value will be calculated on the same mortality and interest rate basis used in Plan B in the contract. For more information on annuity payout plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the Current Annual Payment rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date.
The rider payout option may be greater or less than other payout options available under the contract. You should consider your payout options carefully and consult your financial advisor before making a determination.
Rider Termination
The SecureSource 5 Plus rider cannot be terminated either by you or us except as follows:
•	Single Life: after the death benefit is payable, the rider will terminate, even if the Covered Person is still living.
•	Single Life: spousal continuation will terminate the rider, even if the Covered Person is still living.
•	Single Life: for contracts issued in California, after the death of the Covered Person, the rider will terminate.
•	Joint Life: for contracts issued in California, after the death of the last Covered Spouse, the rider will terminate.
•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a Covered Spouse continues the contract. However, if the Covered Spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•	When there are certain assignment and ownership changes as described in the “Assignment and Change of Ownership” section above, the rider will terminate.
•	On the annuitization start date, the rider will terminate, if you choose a payout option available under the contract.
•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See “Charges — SecureSource 5 Plus rider charge”).
•	When the contract value is reduced to zero as a result of an Excess Withdrawal as described in the Rules for Surrender Section above, the rider will terminate.
•	Termination of the contract for any reason will terminate the rider.
For an example, see Appendix F.
Optional Living Benefits
(Available for contract applications signed prior to 5/3/2021)
If you bought a contract before 5/3/2021 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.
If you purchased a contract(1)...	and you selected one of the following optional living benefits...	Disclosure for this benefit may be found in the following Appendix:
Before 5/3/2021	SecureSource Core SM	Appendix G
Before 5/3/2021	SecureSource 4®	Appendix H
Before 5/3/2021	SecureSource 4 Plus ®	Appendix I
Before 3/30/2020	SecureSource Core Plus SM	Appendix J
Before 3/30/2020	Accumulation Protector Benefit® (APB®)	Appendix K
(1)	These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.

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Important SecureSource Series Rider Considerations
You should consider whether a SecureSource series rider is appropriate for you taking into account the following considerations:
You will begin paying the rider charge as of the rider effective date, even if you do not begin taking withdrawals for many years. It is possible that your contract performance, fees and charges, and withdrawal pattern may be such that your contract value will not be depleted in your lifetime and you will not receive any monetary value under the rider.
•	Lifetime benefit Limitations: The lifetime benefit is subject to certain limitations, including but not limited to:
Single Life: Once the contract value equals zero, payments are made for as long as the covered person is living (see “If Contract Value Reduces to Zero” heading above). However, if the contract value is greater than zero, the lifetime benefit terminates when the death benefit is payable.
Joint Life: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see “If Contract Value Reduces to Zero” heading above). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see “At Death” heading above).
•	Withdrawals: Please consider carefully when you start taking withdrawals from this rider, because the timing of your first withdrawal is an important decision. Once you take your first withdrawal, your initial Minimum Lifetime Payment Percentage or Lifetime Payment Percentage will be determined. If a withdrawal is taken during the Credit Period, no credit will be available on the next contract anniversary. For SecureSource Core Plus, if the withdrawal is taken before the Base Doubler Date the Base Doubler is permanently set to zero. Also, if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the Current Annual Payment is established (Excess Withdrawal), the guaranteed amounts under the rider will be reduced (See “Determination of Adjustments of Benefit Values” under each rider).
•	Investment Allocation Restrictions: You must invest in approved investment options which vary by rider. For SecureSource Tempo, the approved investment options are divided into groups and have specified minimum or maximum percentages of contract value that must be in each group and a maximum percentage that can be allocated to each fund. Although the funds’ investment strategies may help mitigate declines in your contract value due to declining equity markets, the funds’ investment strategies may also curb your contract value gains during periods of positive performance by the equity markets. Additionally, investment in the funds may decrease the number and amount of any benefit base increase opportunities. (See “Principal Risks of Investing in the Contracts – Managed Volatility Fund Risk”) This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts , GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Investment Allocation Restrictions for Certain Benefit Riders” and “Appendix B: Funds Available Under the Optional Benefits Offered Under the Contract”) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the approved investment options. You should consult your financial advisor before you purchase the SecureSource series rider. We reserve the right to add, remove, combine or substitute approved investment options in our sole discretion. We reserve the right to close or restrict approved investment options in our sole discretion. We also reserve the right to add, remove or modify allocation plans and requirements in our sole discretion. Any change will apply to current allocations, future purchase payments, and transfers. Any substitution of funds may be subject to the SEC or state insurance departments approval (see “Substitution of Investments”).
•	Income Guide Program Restriction: Income Guide program is not available to contracts with the SecureSource series rider.
•	Non-Cancelable: Once elected, the SecureSource series rider may not be cancelled (except as provided under “Rider Termination” heading above) and the charge will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).
Dissolution of marriage does not terminate the SecureSource series — Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource series — Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The other covered spouse will no longer be eligible for benefits under the rider. The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see “Joint Life only: Covered Spouses” above).
•	Joint Life: Limitations on Contract Owners, Annuitants and Beneficiaries: Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner’s death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.
You are responsible for establishing ownership arrangements that will allow for spousal continuation.

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If you select the SecureSource series — Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable. If the spousal continuation option is not available when the death benefit is payable, the rider will terminate. The surviving covered spouse will no longer be eligible for benefits under the rider.
•	Limitations on Purchase Payments: We reserve the right to limit the cumulative amount of purchase payments (subject to state restrictions), which may limit your ability to make additional purchase payments to increase your contract value as you may have originally intended. For current purchase payment restrictions, please see “Buying Your Contract —Purchase Payments”.
•	Interaction with Total Free Amount (FA) contract provision: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see “Charges — Surrender Charge”). The FA may be greater than the Remaining Annual Payment under this rider. Any amount you withdraw under the contract’s FA provision that exceeds the Remaining Annual Payment is subject to the Excess Withdrawal Processing as described above.
You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:
•	Tax Considerations for Nonqualified Annuities: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see “Taxes — Nonqualified Annuities”). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59½ may also incur a 10% IRS early withdrawal penalty. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.
•	Tax Considerations for Qualified Annuities: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see “Taxes — Qualified Annuities — Required Minimum Distributions”). While the rider permits certain Excess Withdrawals to be taken for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.
•	Treatment of non-spousal distributions: Unless you are married your beneficiary will be required to take distributions as a non-spouse which may result in significantly decreasing the value of the rider.
Please note civil unions and domestic partnerships generally are not recognized as marriages for federal tax purposes. For additional information see “Taxes — Other — Spousal status” section of this prospectus.
•	Limitations on Tax-Sheltered Annuities (TSAs): Your right to take withdrawals is restricted if your contract is a TSA (see “TSA — Special Provisions”). Therefore, a SecureSource series rider may be of limited value to you.
Investment Allocation Restrictions for Certain Benefit Riders
If you elect certain benefit riders, you must comply with certain investment allocation restrictions. This means you will be limited in your choice of funds and may be limited in how much you can invest in those Funds. The investment allocation restrictions are different for the SecureSource Series riders, the Accumulation Protector Benefit rider and the Enhanced Legacy Benefit. Please speak with your financial advisor if you have any questions about the investment allocation restrictions applicable to your rider.
INVESTMENT ALLOCATION RESTRICTIONS FOR THE ACCUMULATION PROTECTOR BENEFIT RIDER and enhanced legacy benefit
For contracts issued with the Accumulation Protector Benefit rider or Enhanced Legacy Benefit, you are required to invest your contract value in the Portfolio Stabilizer funds.
For the list of Portfolio Stabilizer funds available, please see Appendix B: Funds Available under the Optional Benefits Offered under the Contract – Investment Allocation Restrictions for the Accumulation Protector Benefit Rider and Enhanced Legacy Benefit.
INVESTMENT ALLOCATION RESTRICTIONS FOR THE SECURESOURCE CORE 2, SECURESOURCE 5, SECURESOURCE 5 PLUS, SECURESOURCE CORE, SECURESOURCE CORE PLUS, SECURESOURCE 4 OR SECURESOURCE 4 PLUS BENEFIT RIDERS
For contracts issued with the SecureSource Core 2, SecureSource 5, SecureSource 5 Plus, SecureSource Core, SecureSource Core Plus, SecureSource 4, SecureSource 4 Plus benefit riders, alone or in combination with the optional SecureSource Legacy benefit rider, you are required to invest your contract value in the Portfolio Stabilizer funds or certain Portfolio Navigator funds.

For the list of Portfolio Stabilizer and Portfolio Navigator funds available, please see Appendix B: Funds Available under

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the Optional Benefits Offered under the Contract – Investment Allocation Restrictions for the SecureSource Core 2, SecureSource 5, SecureSource 5 Plus, SecureSource Core, SecureSource Core Plus, SecureSource 4, SecureSource 4 Plus benefit riders.
The investment allocation restrictions for the above listed SecureSource series riders , Enhanced Legacy Benefit or Accumulation Protector Benefit rider may reduce our financial risk and expense in offering guaranteed benefits and limit your ability to grow contract value. The Portfolio Stabilizer funds or Portfolio Navigator funds are available to all contract owners, regardless of whether an optional benefit rider has been elected. We reserve the right to reduce the number of available Funds.
Changes we may make. We reserve the right to add, remove, combine or substitute Funds at any time and in our sole discretion. We also reserve the right, upon notification to you, to close or restrict any investment option. Any change will apply to current allocations, future purchase payments, and transfers. If we remove, restrict, combine or substitute Funds, transfers made to reallocate purchase payments or contract value will not count toward your annual transfer limitations. We will obtain any necessary regulatory approvals and provide you with any required notice prior to any substitution. (See the “Substitution of Investments” section in this prospectus).
Investing in the Funds. You are responsible for determining which Funds are best for you. Your financial advisor can help you determine which underlying Funds most closely matches your investing style, based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. There is no guarantee that the Funds you select or have selected are appropriate to your ability to withstand investment risk. RiverSource Life is not responsible for your selection of specific investment options, or your decision to change to different underlying Fund.
Each Portfolio Stabilizer fund has an investment objective of pursuing total return while seeking to manage the fund’s exposure to equity market volatility. Each of the Portfolio Navigator funds is a fund of funds with the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds.
If you initially allocate qualifying purchase payments to the Special DCA fixed account, when available (see “The Special DCA Fixed Account”), we will make monthly transfers in accordance with your instructions from the Special DCA fixed account into the investment options you have chosen.
Additional Considerations. It is important to remember that certain Funds are managed volatility funds and employ a strategy designed to reduce overall volatility and downside risk. If a strategy is successful it may result in smaller losses to your contract value when markets are declining and market volatility is high when compared to Funds not employing a managed volatility strategy. In turn, if a strategy is successful it may also result in less gain in your contract value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Accordingly, although an investment in the Funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. There is no guarantee any of the managed volatility Funds’ strategies will be successful. In addition, managed volatility funds may decrease the number and amount of any periodic benefit base increase opportunities (e.g. annual step ups). Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds. See Appendix A for a list of Funds that employ a managed volatility strategy. Also see “Principal Risks of Investing in the Contract” for further information about these Funds.
Investing in the Funds does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Fund, you might benefit (or benefit more) from selecting alternative investment options. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
For additional information about the Funds’ investment strategies, risks and conflicts, see the Funds’ prospectuses as well as “The Variable Account and the Funds –Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Additional Information. You may change your investment option allocations up to four times per contract year by written request on an authorized form or by another method agreed to by us. You may also set up asset rebalancing and change your percentage allocations, but those changes will count towards this four times per contract year limit. This limitation does not apply if you elect the Enhanced Legacy Benefit. Please consider requesting changes carefully, because we may charge you a higher fee for your rider. (See “Charges — Optional Living Benefit Charges”) We also reserve the right to limit the number of changes if required to comply with the written instructions of a Fund (see “Making the Most of Your Contract — Transferring Among Accounts — Market Timing”) and the number of investment options from which you can select.
Before you select the Enhanced Legacy Benefit, SecureSource Legacy benefit rider, SecureSource Core 2, SecureSource 5, SecureSource 5 Plus, SecureSource Core, SecureSource Core Plus, SecureSource 4, SecureSource 4 Plus benefit riders or Accumulation Protector Benefit rider, you and your financial advisor should carefully evaluate

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whether the Funds meet your investment objectives and risk tolerance, taking into consideration the potential positive or negative impact that Funds’ strategy may have on your contract value and the benefits under your rider. Because you can terminate the rider only under certain circumstances once you have selected it, you must terminate your contract by requesting a full surrender if you later decide that you do not want to invest in the Funds. You can change allocations among Funds as described above. Surrender charges and tax penalties may apply. Therefore, you should not select the Enhanced Legacy Benefit, SecureSource Legacy benefit rider, SecureSource Core 2, SecureSource 5, SecureSource 5 Plus, SecureSource Core, SecureSource Core Plus, SecureSource 4, SecureSource 4 Plus benefit riders or Accumulation Protector Benefit rider if you do not intend to adhere to its investment restrictions while this rider is in force.
INVESTMENT ALLOCATION RESTRICTIONS FOR THE SECURESOURCE TEMPO RIDER
For contracts issued with the SecureSource Tempo rider, alone or in combination with the optional SecureSource Legacy benefit rider, you are required to invest 100% of your purchase payments and your contract value to approved investment options. Certain Funds are available within an allocation plan, subject to requirements and percentage limitations. If you invest in this rider, you will be limited in your choice of investments and may be limited in how much you can invest in certain Funds. By investing in this rider, you will also not be able to allocate contract value to all investment options available in the contract. In addition, you will not be able to allocate to the regular fixed account. These investment restrictions may reduce our financial risk and expense in offering guaranteed withdrawal benefits and limit your ability to grow contract value. (see “Changes we may make” in this section below for more information).
Choosing an Investment Path. The Personalized AllocationsSM feature allows you to allocate your purchase payments and contract value to either Investment Path 1 or Investment Path 2, subject to plan requirements and percentage limitations, as shown in the Rate Sheet Supplement.
You will choose either Investment Path 1 or Investment Path 2 at issue. After issue, you can change between Investment Path 1 and Investment Path 2 at any time, subject to any transfer limitations. Your total contract value will be moved to the new Investment Path and you will be required to adhere to its rules. Any value in the Special DCA fixed account will remain in the Special DCA fixed account and future scheduled Special DCA fixed account transfers will be based on the updated allocations.
Investment Path 1. This option requires 100% allocation of your purchase payments and contract value among the available Funds and there is no restriction on how much you can allocate into each Fund.
For the list of Funds available under Investment Path 1, please see Appendix B: Funds Available under the Optional Benefits Offered under the Contract – Investment Allocation Restrictions for the SecureSource Tempo rider.
Investment Path 2. This option requires 100% allocation of your purchase payments and contract value among the Funds. The Funds under Investment Path 2 are divided into groups and each group has a specified minimum or maximum percentage of contract value that can be allocated to it. You can select the percentages of contract value to allocate to Funds within each group, but the total investment for all Funds within the group must comply with the specified minimum or maximum percentage for that group. We may change the list of Funds that are or are not available to a specific group. There is also a maximum percentage of contract value that may be allocated to each Fund. If you chose Investment Path 2, you can allocate to Funds in Groups 1, 2, and 3, subject to the requirements and limitations.
For the list of Funds and contract value percentages that can be allocated to each Fund under Investment Path 2, please see Appendix B: Funds Available under the Optional Benefits Offered under the Contract – Investment Allocation Restrictions for the SecureSource Tempo rider.
The allocation you select at issue becomes your contract allocation. Purchase payments and rebalancing will be made in accordance with this allocation. In order to transfer between Funds, you must update your contract allocation instructions with us.
Rebalancing for Investment Path 2.
If you select this option, you agree to be automatically enrolled in the portfolio rebalancing program and thereby authorize us to automatically rebalance your contract value on a quarterly basis. Quarterly rebalancing will be done on a quarterly schedule measured from Contract Date, regardless of when Investment Path 2 is selected. We may change, suspend or terminate the automatic rebalancing frequency in our sole discretion. We will notify you in advance if we exercise this right. If you switch to Investment Path 1, rebalancing is automatically terminated.
Changes we may make for both Investment Path 1 and Investment Path 2. We reserve the right to add, remove, combine or substitute Funds in our sole discretion. We reserve the right to close or restrict Funds in our sole discretion. We also reserve the right to add, remove or modify allocation plans, including adding and removing Funds, changing allocation plan requirements and changing percentage limitations, in our sole discretion. Any change will apply to current allocations, future purchase payments and transfers. If we remove, restrict, combine or substitute any Funds, transfers made to reallocate purchase payments or contract value will not count toward any annual transfer limitations.

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We may modify the investment requirements or limitations at any time we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications may be based on several factors including, but not limited to, general market conditions, the style and investment objectives of the Funds, when hedging instruments become difficult to acquire or the cost of hedging becomes excessive.
We will notify you 30 days prior to the date of any change or new limitation to the Funds, the allocation plans or allocation plan requirements. The change will take effect on the date we declare in the written notice. If your current contract allocation does not comply with our revised requirements, prior to the effective date you should update your allocations to comply. If you do not provide us with such instructions or your allocations do not comply with our revised investment options, before you make a purchase payment or request a transfer, you must update your contract value and purchase payment allocations to comply.
Additional Considerations. It is important to remember that certain Funds offered in Investment Path 1 and Investment Path 2 are managed volatility funds and employ a strategy designed to reduce overall volatility and downside risk. If a strategy is successful it may result in smaller losses to your contract value when markets are declining and market volatility is high when compared to Funds not employing a managed volatility strategy. In turn, if a strategy is successful it may also result in less gain in your contract value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. There is no guarantee any of the managed volatility funds’ strategies will be successful. In addition, managed volatility funds may decrease the number and amount of any periodic benefit base increase opportunities (e.g. annual step ups). Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
Investing in the Funds does not guarantee that your contract will increase in value nor will it protect in a decline in value if market prices fall. Depending on future market conditions and considering only the potential return on your investment in the Funds, you might benefit (or benefit more) from selecting alternative Funds. There is no assurance that the Funds will achieve their respective investment objectives. In addition, there is no guarantee that the Fund’s strategy will have its intended effect or that it will work as effectively as is intended.
For additional information about the Funds’ investment strategies, risks and conflicts, see the Funds’ prospectuses as well as “The Variable Account and the Funds – Conflicts of Interest with Certain Funds Advised by Columbia Management” section in this prospectus.
Additional Information. You may change your investment option allocations up to six times per contract year by written request on an authorized form or by another method agreed to by us subject to our investment restrictions. If you choose Investment Path 1, you may also set up asset rebalancing and change your percentage allocations, but those changes will count towards this six times per contract year limit. Quarterly rebalancing, based on contract quarter, is mandatory and will be automatically established when you select Investment Path 2. Please consider requesting changes carefully, because we may charge you a higher fee for your rider (see “Charges — Optional Living Benefit Charges”). We also reserve the right to limit the number of changes if required to comply with the written instructions of a Fund (see “Making the Most of Your Contract — Transferring Among Accounts — Market Timing”) and the number of investment options from which you can select.
Before you select SecureSource Tempo rider, you and your financial advisor should carefully evaluate whether the Funds offered in Investment Path 1 and Investment Path 2 meet your investment objectives and risk tolerance. You should not select SecureSource Tempo benefit rider if you do not intend to adhere to its investment restrictions while this rider is in force.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. Currently, we make annuity payments on a monthly, quarterly, semi-annually and annual basis. Assuming the initial payment is on the same date, more frequent payments will generally result in higher total payments over the year. As discussed below, certain annuity payout options have a “guaranteed period,” during which payments are guaranteed to continue. Longer guaranteed periods will generally result in lower monthly annuity payment amounts. With a shorter guaranteed period, the amount of each annuity payment will be greater. Payments that occur more frequently will be smaller than those occurring less frequently.
We do not deduct surrender charges upon annuitization but surrender charges may be applied when electing to exercise liquidity features we may make available under certain fixed annuity payout options.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. If you do not make an election, annuity payouts will be a combination of fixed and variable based on the proportion of your contract value allocated to the Fixed Account and Variable Account at the time payouts begin. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax).

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Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.”
If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account are not available during this payout period.
Amounts of fixed and variable payouts depend on:
•	the annuity payout plan you select;
•	the annuitant’s age and, in most cases, sex;
•	the annuity table in the contract; and
•	the amounts you allocated to the accounts on the annuitization start date.
In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month based on the performance of the funds. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments or are exercising any available liquidity features we may offer and you have elected.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant’s age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of annuity payout rates.)
Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity Table based on an assumed 3.5% investment return for the 5% Table A in the contract. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed interest return results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts may vary based on the performance of the Variable Account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the annuitization start date:
•	Plan A: Life annuity — no refund: We make monthly payouts until the annuitant’s death. Payouts end with the last payout before the annuitant’s death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•	Plan B: Life income with guaranteed period: We make monthly payouts for a guaranteed payout period of five, ten, or 15 years that you elect. This election will determine the length of the payout period in the event if the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant’s death.
•	Plan C: Life annuity — installment refund: We make monthly payouts until the annuitant’s death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•	Plan D: Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

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For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the annuitization amount (less any annuity payments made and any premium tax paid) in the event of the annuitant’s death, term certain installment plans with varying durations, and liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payments. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payouts you would otherwise receive or result in payouts ceasing.
Utilizing a liquidity feature to surrender the underlying value of remaining payments may result in the assessment of a surrender charge (See “Charges — Surrender charge”) or a 10% IRS penalty tax. (See “Taxes.”).
The annuitant's age at the time annuity payments commence will affect the amount of each payment for annuity payment plans involving lifetime income.  The amount of each annuity payment to older annuitants will be greater than for younger annuitants because payments to older annuitants are expected to be fewer in number.
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•	in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or
•	over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.
For qualified and nonqualified contracts with one of the SecureSource series rider, if your annuitization start date is the maximum annuitization start date, you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider’s payout option, the minimum amount payable shown in Table B will not apply, and you will receive the Current Annual Payment provided by this rider until the death of Covered Person (Joint Life: both Covered Spouses) . If you choose to receive the Current Annual Payment, the amount payable each year will be equal to the Current Annual Payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If the monthly payment is less than $20, we have the right to make a lump sum payment equal to the present value of any remaining future payments. The present value will be calculated on the same mortality and interest rate basis used in Table B in the contract If you choose to receive the Current Annual Payment rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date.
You must select a payout plan as of the annuitization start date set forth in your contract.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.

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Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Application of surrender charges may alter the manner in which we tax report the surrender. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.
Withholding: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have federal income tax withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See “Benefits in Case of Death — If You Die Before the Annuitization Start Date”).
Net Investment Income Tax: Certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.

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Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may generally remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•	because of your death or in the event of nonnatural ownership, the death of the annuitant;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if it is allocable to an investment before Aug. 14, 1982; or
•	if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for a full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan

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and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after-tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 72. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•	the payout is a RMD as defined under the Code;
•	the payout is made on account of an eligible hardship; or
•	the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.

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Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•	because of your death;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•	to pay certain medical or education expenses (IRAs only); or
•	if the distribution is made from an inherited IRA.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See “Benefits in Case of Death — If You Die Before the Annuitization Start Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Special considerations if you select any optional rider: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59½, if applicable, on the taxable portion.
We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law. The company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

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Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•	the reserve held in each subaccount for your contract; divided by
•	the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from contract owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
Substitution of Investments
We may substitute the Funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or no longer the most suitable) for the Subaccounts.
If any of these situations occur, we have the right to substitute a Fund currently listed in this prospectus (existing fund) for another Fund (new Fund), provided we obtain any required SEC and state insurance law approval. The new Fund may have higher fees and/or operating expenses than the existing Fund. Also, the new Fund may have investment objectives and policies and/or investment advisers which differ from the existing Fund.
We may also:
•	add new Subaccounts;
•	combine any two or more Subaccounts;
•	transfer assets to and from the Subaccounts or the Variable Account; and
•	eliminate or close any Subaccounts.
We will notify you of any substitution or change and obtain your approval if required.
In certain limited circumstances permitted by applicable law, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance department before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

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Sales of the Contract
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the contract.
•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments to Selling Firms
•	We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 7.50% each time a purchase payment is made. We may pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.
•	We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•	providing service to contract owners; and
•	funding other events sponsored by a selling firm that may encourage the selling firm’s financial advisors to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.
Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see “Expense Summary”);
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see “The Variable Account and the Funds - The funds”);
•	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds - The funds”); and
•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from contract owners , including surrender charges; and
•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

112     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

•	cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Financial Advisors
•	The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.
•	To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.
Service Providers
Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus. We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided services to RiverSource Life in 2020 are listed in the table below.
Name of Service Provider	Services Provided	Address
Ameriprise Financial, Inc.	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA
Ameriprise India Private Limited	Administrative support related to new business and servicing of existing contracts and policies annual report filings	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India
Sykes Enterprise Incorporated	Administrative support related to e new business and servicing of existing contracts and policies	10 th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines
Issuer
We issue the contracts. We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including indexed linked annuity contracts) and life insurance policies.
Legal Proceedings
RiverSource Life (the Company) is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

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These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Financial Statements
The financial statements for the RiverSource Variable Account 10, as well as the consolidated financial statements of the RiverSource Life, are in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by calling us at 1-800-862-7919, or can be found online at www.ameriprise.com/variableannuities.

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Appendix A:Funds Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, you may not be able to invest in certain funds.   See "Appendix B:Funds Available Under the Optional Benefits Offered Under the Contract"
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Dynamic Asset Allocation Portfolio (Class B)[1] AllianceBernstein L.P.	1.07% [2]	9.28%	6.94%	6.04%
Seeks long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein L.P.	0.90%	28.65%	25.78%	20.52%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.00% [2]	24.78%	17.29%	14.94%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 2 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	1.17%	7.64%	22.00%	16.23%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio: Class III ALPS Advisors, Inc.	1.30% [2]	37.77%	(0.04%)	-
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Value, Class II American Century Investment Management, Inc.	0.88% [2]	24.28%	9.39%	11.88%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class III) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited, sub-adviser.	1.00% [2]	6.42%	9.71%	7.68%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 2) (available for contract applications signed on or after 5/3/2021) Columbia Management Investment Advisers, LLC	1.00%	17.47%	10.51%	10.04%

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Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 3) (available for contract applications signed prior to 5/3/2021) Columbia Management Investment Advisers, LLC	0.88%	17.58%	10.61%	10.17%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 2) Columbia Management Investment Advisers, LLC	1.00% [2]	(1.55%)	0.80%	-
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 2) Columbia Management Investment Advisers, LLC	0.93% [2]	22.00%	14.16%	-
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 2) Columbia Management Investment Advisers, LLC	0.92%	13.85%	12.75%	12.91%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 2) Columbia Management Investment Advisers, LLC	0.96% [2]	0.90%	8.72%	8.27%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	1.01%	7.16%	6.66%	-
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 2) Columbia Management Investment Advisers, LLC	1.37% [2]	33.31%	16.09%	5.72%
Seeks to provide shareholders with high total return through income and growth of capital.	Columbia Variable Portfolio - Global Strategic Income Fund (Class 2) Columbia Management Investment Advisers, LLC	0.91% [2]	4.59%	2.68%	0.99%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 2) Columbia Management Investment Advisers, LLC	0.70% [2]	0.24%	0.67%	0.34%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.91% [2]	6.31%	7.11%	6.40%

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Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 2) Columbia Management Investment Advisers, LLC	0.89% [2]	5.67%	6.77%	6.16%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.74%	12.28%	5.81%	4.53%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC	0.96%	34.41%	17.66%	15.48%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 2) (available for contract applications signed on or after 5/3/2021) Columbia Management Investment Advisers, LLC	0.50%	17.74%	14.58%	13.24%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) (available for contract applications signed prior to 5/3/2021) Columbia Management Investment Advisers, LLC	0.38%	17.85%	14.73%	13.38%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2) Columbia Management Investment Advisers, LLC	0.70% [2]	5.57%	3.99%	2.68%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.75%	17.07%	8.58%	-
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 2) Columbia Management Investment Advisers, LLC	1.03%	8.83%	6.19%	4.96%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	0.93%	6.81%	11.29%	11.15%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2) (previously Columbia Variable Portfolio - Mid Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC	1.09% [2]	35.08%	16.72%	11.67%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	1.08% [2]	7.25%	9.44%	9.53%

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Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	1.10% [2]	8.92%	7.27%	8.76%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 2) Columbia Management Investment Advisers, LLC	0.93% [2]	6.62%	6.16%	5.03%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 2) Columbia Management Investment Advisers, LLC	0.70%	4.85%	3.66%	2.56%
Seeks to provide shareholders with a high level of current income.	CTIVP ® - American Century Diversified Bond Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.	0.74%	8.24%	4.81%	3.85%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP ® - BlackRock Global Inflation-Protected Securities Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.85% [2]	8.97%	5.28%	4.22%
Seeks to provide shareholders with current income and capital appreciation.	CTIVP ® - CenterSquare Real Estate Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	1.05%	(5.18%)	4.52%	5.45%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - MFS® Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.	0.93% [2]	3.33%	9.90%	10.60%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - Morgan Stanley Advantage Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.	0.92%	75.49%	25.50%	17.60%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - Principal Blue Chip Growth Fund (Class 2) (previously CTIVP® - Loomis Sayles Growth Fund (Class 2)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.93%	31.61%	18.72%	15.61%
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP ® - T. Rowe Price Large Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.93%	2.47%	9.13%	8.83%

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Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP ® - TCW Core Plus Bond Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.73%	8.67%	4.43%	3.15%
Seeks to provide shareholders with long-term growth of capital.	CTIVP ® - Victory Sycamore Established Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	1.05%	7.80%	11.50%	11.07%
Seeks to provide shareholders with long-term capital growth.	CTIVP ® - Westfield Mid Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	1.09%	27.18%	17.13%	13.42%
Seeks to provide total return.	Delaware Ivy VIP Asset Strategy, Class II (previously Ivy VIP Asset Strategy, Class II) Ivy Investment Management Company	0.87% [2]	10.44%	11.36%	8.01%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class B3 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	1.26%	12.35%	5.59%	3.89%
Seeks long-term capital appreciation.	Fidelity ® VIP Contrafund® Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.85%	27.51%	19.87%	16.35%
Seeks long-term growth of capital.	Fidelity ® VIP Mid Cap Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.86%	25.31%	13.32%	13.00%
Seeks a high level of current income and may also seek capital appreciation.	Fidelity ® VIP Strategic Income Portfolio Service Class 2 Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.91%	3.44%	5.11%	4.47%

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Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 2 Franklin Advisers, Inc.	0.72%	16.75%	7.45%	7.38%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.98%	19.17%	6.44%	9.00%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 2 Franklin Mutual Advisers, LLC	0.91%	25.37%	9.94%	12.13%
Seeks long-term growth of capital.	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares[3] Goldman Sachs Asset Management, L.P.	1.40% [2]	4.66%	3.42%	-
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares Invesco Advisers, Inc.	1.13% [2]	9.26%	7.18%	5.99%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series II Shares Invesco Advisers, Inc.	1.03%	15.17%	17.88%	13.96%
Seeks total return	Invesco V.I. Global Strategic Income Fund, Series II Shares Invesco Advisers, Inc.	1.12% [2]	(3.56%)	2.15%	2.90%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series II Shares Invesco Advisers, Inc.	1.09%	22.26%	13.46%	14.40%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio: Service Shares Janus Henderson Investors US LLC	0.86%	16.91%	14.10%	11.53%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio: Service Shares Janus Henderson Investors US LLC	0.82% [2]	(1.11%)	3.98%	3.43%

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Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Janus Henderson Research Portfolio: Service Shares Janus Henderson Investors US LLC	0.85%	20.05%	21.68%	17.16%
Seeks long-term capital appreciation.	Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares[1] Lazard Asset Management, LLC	1.06% [2]	11.94%	8.40%	-
Seeks total return.	MFS ® Utilities Series - Service Class Massachusetts Financial Services Company	1.03% [2]	13.82%	11.61%	9.65%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class II Shares Morgan Stanley Investment Management Inc.	1.05% [2]	(11.19%)	36.85%	20.11%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class S) Neuberger Berman Investment Advisers LLC	1.16%	23.16%	15.43%	14.11%
Seeks long-term growth of capital and income generation.	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) Neuberger Berman Investment Advisers LLC	1.06% [2]	17.94%	7.91%	-
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Advisor Class[3] Pacific Investment Management Company LLC (PIMCO)	1.34% [2]	16.04%	8.45%	5.91%
Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class[3] Pacific Investment Management Company LLC (PIMCO)	1.21% [2]	12.60%	10.59%	6.03%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Advisor Class Pacific Investment Management Company LLC (PIMCO)	0.75%	(1.36%)	3.83%	3.33%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 2 Franklin Advisers, Inc.	0.76% [2]	(4.99%)	(0.94%)	1.13%

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Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	VanEck VIP Global Gold Fund (Class S Shares) Van Eck Associates Corporation	1.45% [2]	(14.01%)	9.25%	-
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	1.04%	14.99%	9.99%	8.41%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.89%	9.30%	5.47%	4.50%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Risk Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	1.04%	7.79%	-	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Risk U.S. Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.99%	9.79%	-	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.95%	8.12%	5.56%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.98%	9.15%	6.44%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	1.02%	11.30%	8.08%	-
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.98%	10.37%	7.38%	-
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.95%	12.86%	7.96%	6.61%

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Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.99%	14.03%	9.00%	7.51%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.92%	11.00%	6.68%	5.54%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.72%	7.97%	4.26%	3.54%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.93%	16.73%	12.22%	10.54%
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	1.05%	10.96%	5.24%	4.28%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 2) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	1.12% [2]	22.30%	8.80%	6.58%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	1.09% [2]	(4.14%)	3.89%	1.50%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Scout Investments, Inc. and Allspring Global Investments, LLC, subadvisers.	1.10% [2]	38.43%	14.96%	11.30%

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Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	1.11% [2]	3.99%	7.52%	6.81%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.94%	5.87%	-	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.93%	4.80%	-	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.93%	5.53%	-	-
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio - Class II Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, LLC, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisors.	1.07%	1.04%	5.10%	5.53%
[1]	This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
[2]	This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
[3]	This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.

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Appendix B:Funds Available Under the Optional Benefits Offered Under the Contract
If you have elected an optional benefit under the contract, your contract may be subject to investment allocation restrictions, as reflected in the following tables. See “Investment Allocation Restrictions for Certain Benefit Riders” for more details. If your optional benefit is not included below, your contract is not currently subject to any investment allocation restrictions.
INVESTMENT ALLOCATION RESTRICTIONS FOR THE ACCUMULATION PROTECTOR BENEFIT RIDER OR ENHANCED LEGACY BENEFIT
For contracts issued with the Accumulation Protector Benefit rider or Enhanced Legacy Benefit, you are required to invest your contract value in the Portfolio Stabilizer funds listed below:
1.	Variable Portfolio – Managed Risk Fund (Class 2)
2.	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5.	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8.	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
INVESTMENT ALLOCATION RESTRICTIONS FOR SECURESOURCE CORE 2, SECURESOURCE 5, SECURESOURCE 5 PLUS, SECURESOURCE CORE, SECURESOURCE CORE PLUS, SECURESOURCE 4 OR SECURESOURCE 4 PLUS BENEFIT RIDERS
For contracts issued with the SecureSource Core 2, SecureSource 5, SecureSource 5 Plus, SecureSource Core, SecureSource Core Plus, SecureSource 4, SecureSource 4 Plus benefit riders, alone or in combination with the optional SecureSource Legacy benefit rider, you are required to invest your contract value in the Portfolio Stabilizer funds or certain Portfolio Navigator funds listed below:
The Portfolio Stabilizer funds currently available are:
1. Variable Portfolio – Managed Risk Fund (Class 2)
2. Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3. Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4. Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5. Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6. Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7. Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
8. Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9. Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
The Portfolio Navigator funds currently available are:
1. Variable Portfolio – Moderate Portfolio (Class 2)
2. Variable Portfolio – Moderately Conservative Portfolio (Class 2)
3. Variable Portfolio – Conservative Portfolio (Class 2)
INVESTMENT ALLOCATION RESTRICTIONS FOR THE SECURESOURCE TEMPO RIDER
If you elect the SecureSource Tempo rider, alone or in combination with the optional SecureSource Legacy benefit rider, you must allocate your purchase payments and contract value according to either Investment Path 1 or Investment Path 2 below.
Investment Path 1. You must allocate 100 % of your purchase payments and contract value among the following funds:
1.	Columbia Variable Portfolio – Balanced Fund (Class 2)
2.	Variable Portfolio – Managed Risk Fund (Class 2)
3.	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
4.	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
5.	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)

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6.	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
7.	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
8.	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
9.	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
10.	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
11.	Variable Portfolio – Aggressive Portfolio (Class 2)
12.	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
13.	Variable Portfolio – Moderate Portfolio (Class 2)
14.	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
15.	Variable Portfolio – Conservative Portfolio (Class 2)
Investment Path 2. This option requires 100% allocation of your purchase payments and contract value among the Funds in Groups A, B, and C subject to the requirements and limitations as shown below. If you select this option, you agree to be automatically enrolled in the portfolio rebalancing program and thereby authorize us to automatically rebalance your contract value on a quarterly basis.
Group A – Fixed Income: Minimum of 20%
Available funds with a Maximum Fund Allocation of 100%
1.	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
2.	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
3.	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
4.	CTIVP – American Century Diversified Fund (Class 2)
5.	CTIVP – TCW Core Plus Bond Fund (Class 2)
6.	Variable Portfolio – Partners – Core Bond Fund (Class 2)
7.	Columbia variable Portfolio – Government Money Market Fund (Class 2)
Group B – Asset Allocation, Large Cap and International Equity funds: Maximum of 80%
Available Asset Allocation funds with a Maximum Fund Allocation of 80%
1.	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
2.	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
3.	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
4.	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
5.	Variable Portfolio –U.S. Flex Growth Fund (Class 2)
6.	Variable Portfolio –U.S. Flex Moderate Growth Fund (Class 2)
7.	Variable Portfolio –U.S. Flex Conservative Fund (Class 2)
8.	Variable Portfolio – Managed Risk Fund (Class 2)
9.	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
10.	Variable Portfolio – Aggressive Portfolio (Class 2)
11.	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
12.	Variable Portfolio – Moderate Portfolio (Class 2)
13.	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
14.	Variable Portfolio – Conservative Portfolio (Class 2)
15.	Columbia Variable Portfolio – Balanced Fund (Class 2)
Available Large Cap and International Equity funds with a Maximum Fund Allocation of 30%
1.	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
2.	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
3.	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
4.	Columbia Variable Portfolio – Large-Cap Growth Fund (Class 2)
5.	Columbia Variable Portfolio – Large-Cap Index Fund (Class 2)
6.	Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2)
7.	CTIVP – Loomis Sayles Growth Fund (Class 2)

126    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

8.	CTIVP – MFS Value Fund (Class 2)
9.	CTIVP – T. Rowe Price Large-Cap Value Fund (Class 2)
10.	Variable Portfolio – Partners Core Equity Fund (Class 2)
11.	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
12.	Variable Portfolio – Partners International Core Equity Fund (Class 2)
13.	Variable Portfolio – Partners International Growth Fund (Class 2)
14.	Variable Portfolio – Partners International Value Fund (Class 2)
Group C – Large Cap Aggressive Growth, Mid Cap, Small Cap and Emerging Markets: Maximum of 20%
Available funds with a Maximum Fund Allocation of 5%
1.	CTIVP - Morgan Stanley Advantage Fund (Class 2)
2.	Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)
3.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 2)
4.	CTIVP - Victory Sycamore Established Value Fund (Class 2)
5.	CTIVP - Westfield Mid Cap Growth Fund (Class 2)
6.	Columbia Variable Portfolio - Select Small-Cap Value Fund (Class 2)
7.	Variable Portfolio - Partners Small Cap Growth Fund (Class 2)
8.	Variable Portfolio - Partners Small Cap Value Fund (Class 2)
9.	Columbia Variable Portfolio - Emerging Markets Fund (Class 2)

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Appendix C: Example — Market Value Adjustment (MVA)
As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as “early surrenders.” The examples may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.
Assumptions:
•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and
•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and
•	after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.
Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.
Example 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA’s 3.0% rate is less than the 3.6% rate so the MVA will be negative.
Example 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA’s 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.
Sample MVA Calculations
The precise MVA formula we apply is as follows:
Early surrender amount	×	[	(1 + i	)	(n/12)	–1	]	=	MVA
1 + j + .001

Where i	=	rate earned in the GPA from which amounts are being transferred or surrendered.
j	=	current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).
n	=	number of months remaining in the current Guarantee Period (rounded up to the next month).
Examples — MVA
Using assumptions similar to those we used in the examples above:
•	You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and
•	we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and
•	after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.
Example 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:
$1,000	×	[	(1.030)	(84/12)	–1	]	=	-$39.84
1 + .035 + .001
In this example, the MVA is a negative $39.84.
Example 2:     You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:
$1,000	×	[	(1.030)	(84/12)	–1	]	=	$27.61
1 + .025 + .001
In this example, the MVA is a positive $27.61

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Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your surrender charge percentage is 7% if you elected RAVA 5 Advantage with the ten-year surrender charge schedule, 6% if you elected RAVA 5 Advantage with the seven-year surrender charge schedule and do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.
The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

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Appendix D: Example — Surrender Charges
We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:
PPS	=	PPSC + PPF
PPSC	=	purchase payments surrendered that could be subject to a surrender charge
	=	(PS – FA) / (CV – FA) × (PP – PPF)
PPF	=	purchase payments surrendered that are not subject to a surrender charge
	=	FA – contract earnings, but not less than zero
PP	=	purchase payments not previously surrendered (total purchase payments – PPS from all previous surrenders)
PS	=	amount the contract value is reduced by the surrender
FA	=	total free amount = greater of contract earnings or 10% of prior anniversary’s contract value
CV	=	contract value prior to the surrender
When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account, the Special DCA fixed account. If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.
The examples below show how the surrender charge for a full and partial surrender is calculated. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.
Full surrender charge calculation — ten-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a ten-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•	We receive a single $50,000 purchase payment;
•	During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and
•	You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
	Contract value just prior to surrender:	$60,000.00	$40,000.00
	Contract value on prior anniversary:	58,000.00	42,000.00
We calculate the surrender charge as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):	50.000.00	50.000.00
	Earnings in the contract (but not less than zero):	10,000.00	0.00
Step 2.	Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
	Earnings in the contract:	10,000.00	0.00
	10% of the prior anniversary’s contract value:	5,800.00	4,200.00
	FA (but not less than zero):	10,000.00	4,200.00
Step 3.	Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings.
	Total free amount (FA):	10,000.00	4,200.00
	Less earnings in the contract:	10,000.00	0.00
	PPF (but not less than zero):	0.00	4,200.00

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			Contract with Gain	Contract with Loss
Step 4.		Next we determine PS, the amount by which the contract value is reduced by the surrender.
		PS:	60,000.00	40,000.00
Step 5.		Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC
		= PPF + (PS − FA) / (CV − FA) * (PP − PPF)
		PPF from Step 3 =	0.00	4,200.00
		PS from Step 4 =	60,000.00	40,000.00
		CV from Step 1 =	60,000.00	40,000.00
		FA from Step 2 =	10,000.00	4,200.00
		PP from Step 1 =	50,000.00	50,000.00
		PPS =	50,000.00	50,000.00
Step 6.		We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
		PPS:	50,000.00	50,000.00
		less PPF:	0.00	4,200.00
		PPSC = amount of PPS subject to a surrender charge:	50,000.00	45,800.00
		multiplied by the surrender charge rate:	×7.0%	×7.0%
		surrender charge:	3,500.00	3,206.00
Step 7.		The dollar amount you will receive as a result of your full surrender is determined as:
		Contract value surrendered:	60,000.00	40,000.00
		Surrender charge:	(3,500.00)	(3,206.00)
		Contract charge (assessed upon full surrender):	(50.00)	(50.00)
		Net full surrender proceeds:	$56,450.00	$36,744.00
Partial surrender charge calculation — ten-year surrender charge schedule:
This is an example of how we calculate the surrender charge on a contract with a ten-year (from the date of each purchase payment) surrender charge schedule and the following history:
Assumptions:
•	We receive a single $50,000 purchase payment;
•	During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and
•	You have made no prior surrenders.
We will look at two situations, one where the contract has a gain and another where there is a loss:

		Contract with Gain	Contract with Loss
Contract value just prior to surrender:		$60,000.00	$40,000.00
Contract value on prior anniversary:		58,000.00	42,000.00
We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.
We calculate the surrender charge for each estimate as follows:
Step 1.	First, we determine the amount of earnings available in the contract at the time of surrender as:
	Contract value just prior to surrender (CV):	60,000.00	40,000.00
	Less purchase payments received and not previously surrendered (PP):	50,000.00	50,000.00
	Earnings in the contract (but not less than zero):	10,000.00	0.00

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			Contract with Gain	Contract with Loss
Step 2.		Next, we determine the total free amount (FA) available in the contract as the greatest of the following values:
		Earnings in the contract:	10,000.00	0.00
		10% of the prior anniversary’s contract value:	5,800.00	4,200.00
		FA (but not less than zero):	10,000.00	4,200.00
Step 3.		Next we determine PPF, the amount by which the total free amount (FA) exceeds earnings
		Total free amount (FA):	10,000.00	4,200.00
		Less earnings in the contract:	10,000.00	0.00
		PPF (but not less than zero):	0.00	4,200.00
Step 4.		Next we determine PS, the amount by which the contract value is reduced by the surrender
		PS (determined by iterative process described above):	15,376.34	16,062.31
Step 5.		Now we can determine how much of the PP is being surrendered (PPS) as follows:
	PPS	= PPF + PPSC
		= PPF + (PS − FA) / (CV − FA) * (PP − PPF)
		PPF from Step 3 =	0.00	4,200.00
		PS from Step 4 =	15,376.34	16,062.31
		CV from Step 1 =	60,000.00	40,000.00
		FA from Step 2 =	10,000.00	4,200.00
		PP from Step 1 =	50,000.00	50,000.00
		PPS =	5,376.34	19,375.80
Step 6.		We then calculate the surrender charge as a percentage of PPS. Note that for a contract with a loss, PPS may be greater than the amount you request to surrender:
		PPS:	5,376.34	19,375.80
		less PPF:	0.00	4,200.00
		PPSC = amount of PPS subject to a surrender charge:	5,376.34	15,175.80
		multiplied by the surrender charge rate:	×7.0%	×7.0%
		surrender charge:	376.34	1,062.31
Step 7.		The dollar amount you will receive as a result of your partial surrender is determined as:
		Contract value surrendered:	15,376.34	16,062.31
		Surrender charge:	(376.34)	(1,062.31)
		Net partial surrender proceeds:	$15,000.00	$15,000.00

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Appendix E: Example — Optional Death Benefits
The purpose of this appendix is to illustrate the operation of various optional death benefit riders.
In order to demonstrate these contract riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account, regular fixed account and the fees and charges that apply to your contract.
The examples of the optional death benefits in appendix include partial surrenders to illustrate the effect of partial surrenders on the particular benefit. These examples are intended to show how the optional death benefits operate, and do not take into account whether a particular optional death benefit is part of a qualified annuity. Qualified annuities are subject to RMDs at certain ages (see “Taxes — Qualified Annuities — Required Minimum Distributions”) which may require you to take partial surrenders from the contract. If you are considering the addition of certain death benefits to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.
Example — ROPP Death Benefit
Assumptions:
•	You purchase the contract with a payment of $20,000; and
•	on the first contract anniversary you make an additional purchase payment of $5,000; and
•	During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and
•	During the third contract year the contract value grows to $23,000.

We calculate the ROPP Death Benefit as follows:
Contract value at death:	$23,000.00
Purchase payments minus adjusted partial surrenders:
Total purchase payments:	$25,000.00
minus adjusted partial surrenders, calculated as:
$1,500 × $25,000 =	–1,704.54
$22,000
for a death benefit of:	$23,295.45
The ROPP Death Benefit, calculated as the greatest of these two values:	$23,295.45
Example — MAV Death Benefit
Assumptions:
•	You purchase the contract with a payment of $25,000.
•	On the first contract anniversary the contract value grows to $26,000.
•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender (including surrender charge), leaving a contract value of $20,500.

We calculate the MAV death benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00
	minus adjusted partial surrenders, calculated as:

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$1,500 × $26,000	=	–1,772.73
$22,000
for a death benefit of:		$24,227.27
The MAV Death Benefit, calculated as the greatest of these three values, which is the MAV:		$24,227.27
Example — 5-Year MAV Death Benefit
Assumptions:
•	You purchase the contract with a payment of $25,000.
•	On the fifth contract anniversary the contract value grows to $26,000.
•	During the sixth contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender (including surrender charge), leaving a contract value at $20,500.

We calculate the 5-Year MAV death benefit, which is based on the greater of three values, as follows:
1.	Contract value at death:	$20,500.00
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,704.55
	$22,000
	for a death benefit of:	$23,295.45
3.	The 5-Year MAV immediately preceding the date of death:
	Greatest of your contract anniversary values:	$26,000.00
	plus purchase payments made since the prior anniversary:	+0.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $26,000 =	–1,772.73
	$22,000
	for a death benefit of:	$24,227.27
The 5-Year MAV Death Benefit, calculated as the greatest of these three values, which is the 5-Year MAV:		$24,227.27
EXAMPLE — BENEFIT PROTECTOR
Assumptions:
•	You purchase the contract with a payment of $100,000 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the Benefit Protector.
•	During the first contract year the contract value grows to $105,000. The death benefit equals the standard death benefit, which is the contract value, or $105,000. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
•	On the first contract anniversary the contract value grows to $110,000. The death benefit equals:

MAV death benefit amount (contract value):	$110,000
plus the Benefit Protector which equals 40% of earnings at death (MAV death benefit amount minus remaining purchase payments):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	On the second contract anniversary the contract value falls to $105,000. The death benefit equals:

MAV death benefit amount (maximum anniversary value):	$110,000
plus the Benefit Protector (40% of earnings at death):
0.40 × ($110,000 – $100,000) =	+4,000
Total death benefit of:	$114,000
•	During the third contract year the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary’s contract value). The remainder of the surrender is subject to a 7% surrender charge

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because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate remaining purchase payments as $100,000 – $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:

MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):
$110,000 –	($50,000 X $110,000)	=	$57,619
	$105,000
plus the Benefit Protector (40% of earnings at death):
0.40 × ($57,619 – $55,000) =			+1,048
Total death benefit of:			$58,667
•	On the third contract anniversary the contract value falls by $40,000. The death benefit remains at $58,667. The reduction in contract value has no effect.
•	On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of remaining purchase payments that are one or more years old. The death benefit equals:

MAV death benefit amount (contract value):	$200,000
plus the Benefit Protector (40% of earnings at death)
0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$255,000
•	During the tenth contract year you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit equals:

MAV death benefit amount (contract value):	$250,000
plus the Benefit Protector (40% of earnings at death)
0.40 × 2.50 × ($55,000) =	+55,000
Total death benefit of:	$305,000
•	During the eleventh contract year the contract value remains $250,500 and the “new” purchase payment is now one year old. The value of the Benefit Protector changes. The death benefit equals:

MAV death benefit amount (contract value):	$250,500
plus the Benefit Protector which equals 40% of earnings at death (the standard death benefit amount minus remaining purchase payments):
0.40 × ($250,500 – $105,000) =	+58,200
Total death benefit of:	$308,700
EXAMPLE – ENHANCED LEGACY BENEFIT
Assumptions:
•	You purchase the contract with a payment of $25,000; and
•	on the first contract anniversary the total contract value is $25,750; and
•	100 days into the second contract year the total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender, leaving the contract value at $22,800. The partial year fee for the Enhanced Legacy Benefit on that day would be $64.10 ($24,629.63 x 0.95% x 100 / 365).

The death benefit, which is based on the greatest of four values, is calculated as follows:
1.	Contract value death benefit (contract value minus rider fees):$22,800.00 - $64.10 = $22,735.90	$22,735.90
2.	Purchase payments minus adjusted partial surrenders:
	Total purchase payments:	$25,000.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,000 =	–1,543.21
	$24,300
	for a death benefit of:	$23,456.79

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3.	The MAV immediately preceding the date of death:
	The MAV on the immediately preceding anniversary:	$25,750.00
	plus purchase payments made since that anniversary:	+0.00
	minus adjusted partial surrenders, calculated as:
	$1,500 × $25,750 =	–1,589.51
	$24,300
	for a death benefit of:	$24,160.49
4.	The Accumulation Death Benefit value:
	The ADB value on the first contract anniversary calculated as: 1.05 × $25,000 =	$26,250.00
	plus purchase payments made since that anniversary:	+0.00
	minus adjusted partial surrender calculated as:
	$1,500 × $26,250 =	–1,620.37
	$24,300
	for a death benefit of:	$24,629.63

Enhanced Legacy Benefit, calculated as the greatest of these four values, which is the Accumulation Death Benefit value:		$24,629.63

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Appendix F: Example — Optional Living Benefits
The purpose of this appendix is to illustrate the operation of various optional living benefit riders.
In order to demonstrate these contract riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, regular fixed account, Special DCA fixed account and the fees and charges that apply to your contract.
These examples are intended to show how the optional riders operate, and do not take into account whether a particular optional rider is part of a qualified annuity. Qualified annuities are subject to RMDs at certain ages (see “Taxes — Qualified Annuities — Required Minimum Distributions”) which may require you to take partial surrenders from the contract. If you are considering the addition of certain optional riders to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.
EXAMPLE — SECURESOURCE CORE/ SECURESOURCE CORE PLUS/ SECURESOURCE CORE 2 RIDERS
Assumptions:
•	You purchase the contract with a Single Life benefit and a payment of $100,000 and make no additional payments to the contract. You also purchase the SecureSource Legacy benefit.
•	You are the sole owner and also the annuitant. You are age 61.
•	This example uses a Lifetime Payment Percentage of 4.00% at age 61, 5.00% at age 65, and 5.20% at age 70. Your Lifetime Payment Percentage will be based on the rider you choose and your age.
•	Annual Step-ups are applied each anniversary when available, where the contract value is greater than the Benefit Base and/or the SecureSource Legacy Death Benefit. Applied Annual Step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial Withdrawals	Assumed Contract Value	Credit Base	Benefit Base	Current Annual Payment	Remaining Annual Payment	Lifetime Payment Percentage	SecureSource Legacy Death Benefit
At Issue	$100,000	NA	$100,000	$100,000	$100,000	$4,000	$4,000	4.00%	$100,000
1	—	—	94,000	100,000	106,000	4,240	4,240	4.00%	100,000
2	—	—	103,500	100,000	112,000	4,480	4,480	4.00%	103,500
3	—	—	120,000	120,000	120,000 (1)	4,800	4,800	4.00%	120,000
3.5	—	4,800	115,200	120,000	120,000	4,800	-	4.00%	115,200
4	—	—	115,000	120,000	120,000 (2)	4,800	4,800	4.00%	115,200
5	—	—	110,000	120,000	127,200	5,088	5,088	4.00%	115,200
6	—	—	140,000	140,000	140,000	7,000	7,000	5.00% (3)	140,000
7	—	—	120,000	140,000	148,400	7,420	7,420	5.00%	140,000
7.5	—	10,000	110,000	136,792	144,999 (4)	7,420	-	5.00%	129,542
8	—	—	102,000	136,792	144,999	7,250	7,250	5.00%	129,542
9	—	—	109,000	136,792	153,207	7,660	7,660	5.00%	129,542
(1)	Since the contract value was greater than the Benefit Base (after it was increased by the Annual Credit), the Credit Base is increased to the contract value and future Annual Credits will be based on the new (higher) Credit Base.
(2)	Since a withdrawal was taken in the previous contract year, the Annual Credit is not available on the 4th Anniversary.
(3)	Because the annual step-up increased the Benefit Base on the anniversary and the covered person's attained age is in a higher age band, the Lifetime Payment Percentage increased.
(4)	The $10,000 withdrawal is greater than the $7,420 Remaining Annual Payment allowed under the rider and therefore excess withdrawal processing is applied. Values are calculated as described in 'Lifetime Benefit Description - Determination of Adjustment of Benefit Values'.

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EXAMPLE — SECURESOURCE 4/SECURESOURCE 4 PLUS/ SECURESOURCE 5/SECURESOURCE 5 PLUS RIDERS
Assumptions:
•	You purchase the contract with a Single Life benefit and a payment of $100,000 and make no additional payments to the contract. You also purchase the SecureSource Legacy benefit.
•	You are the sole owner and also the annuitant. You are age 61.
•	This example uses a minimum Lifetime Payment Percentage of 3.60% at age 61, 4.70% at age 65, and 4.90% at age 70. The Income Bonus used in the example is 1.00%. Your Lifetime Payment Percentage, including any Income Bonus percentage, will be based on the rider you choose and your age.
•	Annual Step-ups are applied each anniversary when available, where the contract value is greater than the Benefit base and/or SecureSource Legacy Death Benefit. Applied Annual Step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial With- drawals	Assumed Contract Value	Credit Base	Benefit Base	Withdrawal Adjustment Base	Benefit Determining Percentage	Current Annual Payment	Remaining Annual Payment	Lifetime Payment Percentage	Secure- Source Legacy Death Benefit
At Issue	$100,000	NA	$100,000	$100,000	$100,000	$100,000	0.0%	$4,600	$4,600	4.60% (1)	$100,000
1	—	—	94,000	100,000	106,000	100,000	6.0%	4,876	4,876	4.60%	100,000
2	—	—	103,500	100,000	112,000	103,500	0.0%	5,152	5,152	4.60%	103,500
3	—	—	120,000	120,000	120,000 (2)	120,000	0.0%	5,520	5,520	4.60%	120,000
3.5	—	5,520	114,800	120,000	120,000 (3)	114,480	0.0%	5,520	-	4.60%	114,480
4	—	—	115,000	120,000	120,000	115,000	0.0%	5,520	5,520	4.60%	115,000
5	—	—	110,000	120,000	127,200	115,000	4.3%	5,851	5,851	4.60%	115,000
6	—	—	140,000	140,000	140,000	140,000	0.0%	7,980	7,980	5.70% (4)	140,000
7	—	—	120,000	140,000	148,400	140,000	14.3%	8,459	8,459	5.70%	140,000
7.5	—	10,000	110,000	138,066	146,350 (5)	128,333	14.3%	8,459	-	5.70%	129,724
8	—	—	102,000	138,066	146,350	128,333	20.5%	6,878	6,878	4.70% (6)	129,724
9	—	—	109,000	138,066	154,633	128,333	15.1%	8,814	8,814	5.70%	129,724
(1)	This includes the 1.00% Income Bonus because the Benefit Determining Percentage is below 20%.
(2)	Since the contract value was greater than the Benefit Base (after it was increased by the Annual Credit), the Credit Base is increased to the contract value and future Annual Credits will be based on the new (higher) Credit Base.
(3)	Since a withdrawal was taken in the previous contract year, the Annual Credit is not available on the 4th Anniversary.
(4)	Because the annual step-up increased the BB on the anniversary and the covered person's attained age is in a higher age band, the Lifetime Payment Percentage increased.
(5)	The $10,000 withdrawal is greater than the $8,459 Remaining Annual Payment allowed under the rider and therefore excess withdrawal processing is applied. Values are reset as described in "Lifetime Benefit Description - Determination of Adjustment of Benefit Values".
(6)	The Lifetime Payment Percentage does not include the 1% Income Bonus when the Benefit Determining Percentage is 20% or more.

138     RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

EXAMPLE — SECURESOURCE TEMPO
Assumptions:
•	You purchase the contract with the Single Life benefit and a payment of $100,000 and make no additional payments to the contract. You also purchase the SecureSource Legacy benefit.
•	You are the sole owner and also the annuitant. You are age 61.
•	This example uses a minimum Lifetime Payment Percentage of 3.60% at age 61, 4.70% at age 65, and 4.90% at age 70. The Income Bonus used in the example is 1.00%. Your Lifetime Payment Percentage, including any Income Bonus percentage, will be based on the rider you choose and your age.
•	Annual Step-ups are applied each anniversary when available, where the contract value is greater than the Benefit base and/or the SecureSource Legacy Death Benefit. Applied Annual Step-ups are indicated in bold.

Contract Duration in Years	Purchase Payments	Partial With- drawals	Assumed Contract Value	Returns- linked Credit	Benefit Base	Credit Carryover	Withdrawal Adjustment Base	Benefit Determining Percentage	Current Annual Payment	Remaining Annual Payment	Lifetime Payment Percentage	Secure- Source Legacy Death Benefit
At Issue	$100,000	NA	$100,000		$100,000		$100,000	0.0%	$4,600	$4,600	4.60% (1)	$100,000
1	-	-	94,000	-	100,000	-	100,000	6.0%	4,600	4,600	4.60%	100,000
2	-	-	103,500	9,400	109,400	9,400 (2)	103,500	0.0%	5,032	5,032	4.60%	103,500
3	-	-	120,000	10,350	120,000 (3)	10,350	120,000	0.0%	5,520	5,520	4.60%	120,000
3.5	-	5,520	114,480		120,000	10,350	114,480	0.0%	5,520	-	4.60%	114,480
4	-	-	115,000	-	120,000 (4)	10,350	115,000	0.0%	5,520	5,520	4.60%	115,000
5	-	-	110,000	10,350 (5)	130,350	-	115,000	4.3%	5,996	5,996	4.60%	115,000
6	-	-	140,000	11,000	141,350	11,000	140,000	0.0%	6,502	6,502	4.60%	140,000
7	-	-	120,000	11,000	152,350	-	140,000	14.3%	7,008	7,008	4.60%	140,000
7.5	-	10,000	110,000		148,316 (6)	-	128,333	14.3%	7,008	-	4.60%	129,470
8	-	-	102,000	-	148,316	-	128,333	20.5%	5,339	5,339	3.60% (7)	129,470
9	-	-	109,000	10,200	158,516	3,800	128,333	15.1%	7,292	7,292	4.60%	129,470
(1)	This includes the 1.00% Income Bonus because the Benefit Determining Percentage is below 20%.
(2)	Returns linked credit and Credit carryover are based on the $9,500 positive contract returns (i.e. contract value increased from $94,000 to $103,500). The maximum credit and maximum carryover are 10% of prior anniversary contract value.
(3)	Since the contract value was greater than the Benefit Base after it was increased by the Returns-linked Credit, the Benefit Base is increased to the contract value.
(4)	Since a withdrawal was taken in the previous contract year, the Returns-linked Credit is not available on the 4th Anniversary and the Credit Carryover is not increased.
(5)	Contract return used for credit is zero so the Returns-linked credit is from the Credit Carryover.
(6)	The $10,000 withdrawal is greater than the $7,008 Remaining Annual Payment allowed under the rider and therefore excess withdrawal processing is applied. Values are reset as described in "Lifetime Benefit Description - Determination of Adjustment of Benefit Values".
(7)	The Lifetime Payment Percentage does not include the 1% Income Bonus when the Benefit Determining Percentage is 20% or more.

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Example — Accumulation Protector Benefit
The following example shows how the Accumulation Protector Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.
The example assumes:
•	You purchase the contract (with the Accumulation Protector Benefit rider) with a payment of $100,000.
•	You make no additional purchase payments.
•	You do not exercise the elective step-up option.

End of Contract Year	Partial Surrender (beginning of year)	MCAV Adjustment for Partial Surrender	MCAV	Accumulation Benefit Amount	Hypothetical Assumed Contract Value
1	0	0	100,000	0	110,000
2	0	0	115,200	0	128,000
3	0	0	121,500	0	135,000
4	0	0	121,500	0	118,000
5	0	0	121,500	0	100,000
6	2,000	2,430	119,070	0	122,000
7	0	0	126,000	0	140,000
8	0	0	126,000	0	130,000
9	5,000	4,846	121,154	0	110,000
10	0	0	121,154	16,154	105,000

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Appendix G: SecureSource Core Rider Disclosure
SecureSource Core Rider
(Available for contract applications signed prior to 5/3/2021)
The SecureSource Core rider is an optional benefit that you can elect at time of application for an additional charge. It may not be purchased with any other optional living benefit or certain death benefit riders (ROPP rider, MAV rider or Enhanced Legacy Benefit). This benefit is intended to provide to you, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers an Annual Credit feature to help in low or poor performing markets and a step-up feature to lock in contract anniversary gains to increase the Benefit Base.
If the contract value is reduced to zero due to market performance, fees or charges, or a withdrawal that does not exceed the amount available under the rider, then you will receive lifetime payments made by us as described in the “Other provisions - Rules for Surrender.” However, the contract and rider will terminate if the contract value goes to zero due to an excess withdrawal. If you die before the contract value is depleted, you will not receive any monetary value from the rider.
The SecureSource Core rider may be appropriate for you if:
•	you intend to make periodic withdrawals from your annuity contract; and
•	you wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.
The SecureSource Core rider may be not appropriate for you if:
•	you anticipate the need for withdrawals before the lifetime benefit is established or withdrawals that exceed the amount available under the rider (i.e. Excess Withdrawals); or
•	you want to invest in funds other than the approved investment options. For a list of currently approved investment options, see “Investment Allocation Restrictions for Certain Benefit Riders”.
The SecureSource Core rider guarantees that, regardless of investment performance, you may take withdrawals up to the Current Annual Payment each contract year after the Current Annual Payment is established. Your age at the time of the first withdrawal will determine the Age Band for as long as benefits are payable except as described in the Lifetime Payment Percentage provision (see “Lifetime Payment Percentage” below).
As long as your total withdrawals during the contract year do not exceed the Current Annual Payment, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with Excess Withdrawal Processing. At any time, you may withdraw any amount up to your entire surrender value, subject to Excess Withdrawal Processing under the rider (see “Determination of Adjustments of Benefit Values”).
Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the Current Annual Payment can be increased if an Annual Credit is available or your contract value has increased above the Benefit Base on a rider anniversary.
Your benefits under the rider can be reduced if you:
•	withdraw more than the allowed withdrawal amount in a contract year, or
•	take withdrawals before the Current Annual Payment is established.
For important considerations on whether a SecureSource Core rider is appropriate for you, see the “Important SecureSource Series Rider Considerations” section.
Availability
There are two SecureSource Core riders available under your contract:
•	SecureSource Core - Single Life
•	SecureSource Core - Joint Life
The information in this section applies to both riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders.
The SecureSource Core — Single Life rider covers one person. The SecureSource Core — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Core — Single Life rider or the SecureSource Core — Joint Life rider, not both, and you may not switch riders later.

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You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date. Joint ownership and joint annuitants are not allowed for SecureSource Core – Single Life rider.
The SecureSource Core rider is an optional benefit that you may select, for an additional annual charge if:
•	Single Life: you are 85 or younger on the date the contract is issued; or
•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
Issue ages from 81 through 85 require prior approval.
The SecureSource Core riders are not available under an inherited qualified annuity.
The SecureSource Core rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•	Single Life: death (see “At Death” heading below).
•	Joint Life: the death of the last surviving Covered Spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
For key terms associated with a SecureSource Core rider, see “SecureSource Series Rider Terms” section.
RATE SHEET PROSPECTUS SUPPLEMENT
The current rider charges and the current rates for the Lifetime Payment percentages, Credit Period and Annual Credit percentages, applicable to your contract issued to you are disclosed in the Rate Sheet Prospectus Supplement attached to this prospectus. These terms can only change as provided in this prospectus (see “Lifetime Payment Percentage” and “Annual Credits” below). We may change these terms for new purchasers, upon 7 calendar days prior notice. At least 7 calendar days before we change the terms contained in a Rate Sheet Prospectus Supplement for the next effective period, we will file a new Rate Sheet Prospectus Supplement. All historical Rate Sheet Prospectus Supplements are reflected in Appendix M to this prospectus. All Rate Sheet Prospectus Supplements, including the Rate Sheet Prospectus Supplement applicable to you, have been filed with the Securities and Exchange Commission (the “SEC”) and are also available on the Edgar system at www.sec.gov  (File No. 333–230376).
current ANNUAL payment Description
Single Life only: Covered Person: the person whose life is used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Person is the contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the Covered Person is the annuitant. The Covered Person cannot be changed.
Joint Life only: Covered Spouses: the contract owner and their spouse named on the application for as long as the marriage remains in effect. If an owner is a nonnatural person or a revocable trust, the Covered Spouses are the annuitant and the spouse of the annuitant named on the application. After death or dissolution of marriage that leaves only one of the Covered Spouses as the owner (for non-natural owners, the annuitant), that remaining Covered Spouse will be used when referring to the younger Covered Spouse. The Covered Spouses lives are used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment)” heading below). The Covered Spouses are established on the rider effective date and cannot be changed. For more details, see “Assignment and Change of Ownership – Joint Life” section below.
Current Annual Payment: the benefit available for withdrawal each contract year after the Covered Person (Joint life: younger Covered Spouse) has reached the youngest age in the first Age Band. When the Current Annual Payment is established and at all times thereafter, the Current Annual Payment is equal to the Benefit Base multiplied by the Lifetime Payment Percentage. Anytime the Lifetime Payment Percentage or the Benefit Base changes as described below, the Current Annual Payment will be recalculated.
If you withdraw less than the Current Annual Payment in a contract year, the unused portion does not carry over to future contract years.
Single Life: The Current Annual Payment is established on the later of the rider effective date if the Covered Person has reached the youngest age in the first Age Band, or the date the Covered Person’s attained age equals the youngest age in the first Age Band.
Joint Life: The Current Annual Payment is established on the earliest of the following dates:
•	The rider effective date if the younger Covered Spouse has already reached the youngest age in the first Age Band.
•	The date the younger Covered Spouse’s attained age equals the youngest age in the first Age Band.
•	Upon the first death of a Covered Spouse, then either: (a) the date we receive a written notice when the death benefit is not payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, (b) the

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date spousal continuation is effective when the death benefit is payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, or (c) the date the surviving Covered Spouse reaches the youngest age in the first Age Band.
•	Following dissolution of marriage of the Covered Spouses, then either (a) the date we receive a written notice if the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached the youngest age in the first Age Band, or (b) the date the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches the youngest age in the first Age Band.
Remaining Annual Payment: the amount available for withdrawal for the remainder of the contract year. The Remaining Annual Payment is established at the same time as the Current Annual Payment. The Remaining Annual Payment equals the Current Annual Payment less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the Current Annual Payment.
The Lifetime Payment Percentage for each Age Band and Age Bands are shown in the Rate Sheet Prospectus Supplement.
The Age Band for the Lifetime Payment Percentage is determined at the following times:
•	When the Current Annual Payment is established: The Age Band used to calculate the initial Current Annual Payment is the percentage for the Covered Person’s attained age (Joint life: younger Covered Spouse’s attained age).
•	On the Covered Person’s subsequent birthdays (Joint life: younger Covered Spouse’s subsequent birthdays): If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, and if the Covered Person's new attained age (Joint Life: younger Covered Spouse's attained age) is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage.
•	Upon Annual Step-Ups (see “Annual Step-Ups” below).
•	For the Joint life rider, upon death or change in marital status: (A) If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, the Lifetime Payment Percentage will be reset based on the Age Band for the remaining Covered Spouse’s attained age. (B) If the Current Annual Payment is not established but the remaining Covered Spouse has reached the youngest age in the first Age Band, the remaining Covered Spouse’s attained age will be used to determine the Age Band for the Lifetime Payment Percentage. In the event of remarriage of the Covered Spouses to each other, the Lifetime Payment Percentage used is the percentage for the younger Covered Spouse’s attained age.
Determination of Adjustments of Benefit Values: values are determined at the following times and are subject to a maximum amount of $20 million each:
1.	At rider effective date
The Credit Base and Benefit Base are set equal to the initial purchase payment.
2.	When an additional purchase payment is made
The Benefit Base will be increased by the amount of each additional purchase payment.
If the Credit Base is greater than zero, the Credit Base will be increased by the amount of each additional purchase payment.
See “Buying Your Contract — Purchase Payments” for purchase payment limitations.
3.	When a withdrawal is taken
If the Credit Base is greater than zero, Annual Credits will not be added to the Benefit Base on the following rider anniversary.
The Benefit Base and Credit Base can be adjusted, but they will not be less than zero.
(A)	If the Current Annual Payment is not established, Excess Withdrawal Processing will occur as follows.
The Benefit Base and Credit Base will be reduced by the same proportion that the contract value is reduced. The proportional amount deducted is the “adjustment for withdrawal” calculated as follows:
a × b	where:
c

a	=	the amount of the withdrawal
b	=	the Credit Base or Benefit Base (as applicable) on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)	If the Current Annual Payment is established and the withdrawal is less than or equal to the Remaining Annual Payment, the Benefit Base and Credit Base do not change.

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(C)	If the Current Annual Payment is established and the withdrawal is greater than the Remaining Annual Payment, Excess Withdrawal Processing will occur, and the Benefit Base and Credit Base will be reduced by an amount as calculated as follows:

d × e	where:
f

d	=	the amount of the withdrawal minus the Remaining Annual Payment
e	=	the Benefit Base or Credit Base (as applicable) on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the Remaining Annual Payment.
Rider Anniversary Processing: The following describes how the Benefit Base and Credit Base are calculated on rider anniversaries, subject to the maximum amount of $20 million for each, and how the Lifetime Payment Percentage can change on rider anniversaries.
•	Annual Credits: If you did not take any withdrawals during the prior contract year and you did not decline any increase to the annual rider fee, Annual Credits may be available. The Annual Credit percentages and Credit Period are shown in the Rate Sheet Prospectus Supplement.
(A)	On the first rider anniversary
The Annual Credit equals the Credit Base 180 days following the rider effective date multiplied by the Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement, for the first rider anniversary.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base 180 days following the rider effective date increased by the Annual Credit and any additional purchase payments 180 days following the rider effective date.
(B)On any other rider anniversary during a Credit Period
The Annual Credit equals the Credit Base as of the prior rider anniversary multiplied by the current Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base on the prior rider anniversary increased by the Annual Credit and any additional purchase payments since the prior rider anniversary.
The Credit Base will be set to zero on the last rider anniversary of a Credit Period after any adjustment to the Benefit Base, and there will be no additional Annual Credits unless the Credit Period restarts due to a step-up of the Benefit Base.
The Credit Base will be permanently set to zero on the later of: (A) the rider anniversary on or after the owner’s 95th birthday or (B) the rider anniversary equal to the Credit Period duration, as shown in the Rate Sheet Prospectus Supplement.
•	Annual Step-Ups: Beginning with the first rider anniversary, an Annual Step-Up may be available. If you decline any increase to the annual rider fee, future Annual Step-Ups will no longer be available.
The Annual Step-Up will take place on any rider anniversary where the contract value (after charges are deducted) is greater than the Benefit Base after any annual credit is added. If an annual step-up is executed, the Benefit Base, Credit Base and Lifetime Payment Percentage will be adjusted as follows:
•	The Benefit Base (after any Annual Credit is added) will be increased to the contract value.
•	The Credit Base will be increased to the contract value and the Credit Period will restart, if there is an increase to Benefit Base due to an Annual Step-Up.
•	If the Covered Person’s attained age (Joint Life: younger Covered Spouse’s attained age) on the rider anniversary is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage, regardless of any prior withdrawals. The higher Age Band will be used even if there was no Annual Step-Up due to the maximum Benefit Base limitation.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the Current Annual Payment, the portion of your RMD that exceeds the Current Annual Payment will not be subject to Excess Withdrawal Processing provided that the following conditions are met:
•	The Current Annual Payment is established;
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

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•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
If the Current Annual Payment is not established, the RMD will be subject to Excess Withdrawal Processing. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to Excess Withdrawal Processing. See Appendix L for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Core — Single Life rider terminates.
Joint Life: If a surviving spouse is a Covered Spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Core — Joint Life rider also continues. The surviving Covered Spouse can name a new beneficiary; however, a new Covered Spouse cannot be added to the rider (see “Benefits in Case of Death – If you Die Before the Annuitization Star t Date”).
If you did not decline an increase to the annual rider fee, at the time of spousal continuation, a step-up may be available. All Annual Step-Up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the Remaining Annual Payment will be reduced for any prior withdrawals in that contract year. Also, the Credit Period will restart on the next contract anniversary. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: There is no minimum contract value requirement following a partial surrender. Surrenders will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value.
If your contract value is reduced to zero, the Credit Base will be permanently reset to zero, and there will be no additional Annual Credits. Also, the following will occur:
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the Current Annual Payment would be established, and that amount will be paid annually until the death of the Covered Person (Joint Life: both Covered Spouses) (see “Current Annual Payment Description” above).
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the Remaining Annual Payment (including RMDs that are not subject to Excess Withdrawal Processing as described above), then the owner will receive the Current Annual Payment paid annually until the death of the Covered Person (Joint Life: both Covered Spouses).
In both cases above:
•	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.
•	We will no longer accept additional purchase payments.
•	No more charges will be collected for the rider.
•	The Current Annual Payment is fixed for as long as payments are made.
•	The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•	If the Current Annual Payment is determined by incorrect information regarding the Covered Person's birth date, payments will be adjusted. They will be based on what would have been provided using the correct birth date. Any underpayments made by us will be made up promptly without interest. We reserve the right to recover from you or your estate any amounts overpaid. If there are any future payments under this rider, overpayments made by us will be subtracted, without interest, and/or as otherwise permissible.
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the Current Annual Payment is established, the rider and the contract will terminate.
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the Remaining Annual Payment (including RMDs that are subject to Excess Withdrawal Processing as described above), the rider and the contract will terminate.
At Death:
Single Life:The rider will terminate even if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a Covered Spouse, the surviving Covered Spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving Covered Spouse.

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If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:
•	elect to take the death benefit under the terms of the contract, or
•	continue the contract under the spousal continuation option.
Assignment and Change of Ownership
Single Life: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or the Covered Person before the change, or is a nonnatural owner (e.g., an individual ownership changed to an irrevocable trust) or a revocable trust, either holding for the sole benefit of the prior owner. Joint ownership and joint annuitants are not allowed while this rider is in force. Exception: ownership changes will not terminate the rider for contracts issued in California.
Joint Life: In order to maintain the joint life benefit, the surviving Covered Spouse must be able to continue the contract under the spousal continuation provision. Therefore, only ownership arrangements that permit such continuation are allowed at rider issue. If the owner is a natural person, only the Covered Spouses can be owners. If there is a non-natural or revocable trust owner, one of the Covered Spouses must be the annuitant. For all contracts except those issued in California, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or a Covered Spouse before the change, or is a non-natural owner or a revocable trust, holding for the sole benefit of the prior owner. For contracts issued in California, transfer of the ownership of the annuity contract is not limited and the rider will not terminate; however, the Covered Spouses under the rider will not change even if there is an ownership change.
Annuity Provisions: If your annuitization start date is the maximum annuitization start date (see “The Annuitization Start Date”), you can choose one of the payout options available under the contract (see “Annuity Payout Plans”) or an alternative fixed annuity payout option available under the SecureSource Core rider. If you elect an annuitization start date that is earlier than the maximum annuitization start date, the alternative fixed annuity payout option under the SecureSource Core rider is not available.

Under the rider’s payout option, you will receive the Current Annual Payment provided by this rider until the death of the Covered Person (Joint Life: the death of both Covered Spouses). If you choose to receive the Current Annual Payment, the amount payable each year will be equal to the Current Annual Payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If the monthly payment is less than $20, we have the right to make a lump sum payment equal to the present value of any remaining future payments. The present value will be calculated on the same mortality and interest rate basis used in Plan B in the contract. For more information about annuity payout plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the Current Annual Payment rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date.
The rider payout option may be greater or less than other payout options available under the contract. You should consider your payout options carefully and consult your financial advisor before making a determination.
Rider Termination
The SecureSource Core rider cannot be terminated either by you or us except as follows:
•	Single Life: after the death benefit is payable, the rider will terminate.
•	Single Life: spousal continuation will terminate the rider.
•	Single Life: for contracts issued in California, after the death of the Covered Person, the rider will terminate.
•	Joint Life: for contracts issued in California, after the death of the last Covered Spouse, the rider will terminate.
•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a Covered Spouse continues the contract. However, if the Covered Spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•	When there are certain assignment and ownership changes as described in the “Assignment and Change of Ownership” section above, the rider will terminate.
•	On the annuitization start date, the rider will terminate, if you choose a payout option available under the contract.
•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See “Charges — SecureSource Core riders charge”).
•	When the contract value is reduced to zero as a result of an Excess Withdrawal as described in the Rules for Surrender Section above, the rider will terminate.
•	Termination of the contract for any reason will terminate the rider.
For an example, see Appendix F.

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Appendix H: SecureSource Core Plus Rider Disclosure
SecureSource Core Plus Rider
(Available for contract applications signed prior to 3/30/2020)
The SecureSource Core Plus rider is an optional benefit that you can elect at time of application for an additional charge. It may not be purchased with any other optional living benefit and certain death benefit riders (ROPP rider, MAV rider or Enhanced Legacy Benefit). This benefit is intended to provide a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers an Annual Credit feature to help in low or poor performing markets and a step-up feature to lock in contract anniversary gains to increase the Benefit Base. This rider also provides a guaranteed benefit base amount, provided no withdrawals are taken and the rider does not terminate before a specified date (see “Base Doubler” below).
If the contract value is reduced to zero due to market performance, fees or charges, or a withdrawal that does not exceed the amount available under the rider, then you will receive lifetime payments made by us as described in the “Other provisions - Rules for Surrender.” However, the contract and rider will terminate if the contract value goes to zero due to an excess withdrawal. If you die before the contract value is depleted, you will not receive any monetary value from the rider.
The SecureSource Core Plus rider may be appropriate for you if:
•	you intend to make periodic withdrawals from your annuity contract; and
•	you wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.
The SecureSource Core Plus rider may be not appropriate for you if:
•	you anticipate the need for withdrawals before the lifetime benefit is established or withdrawals that exceed the amount available under the rider (i.e. Excess Withdrawals); or
•	you want to invest in funds other than the approved investment options. For a list of currently approved investment options, see “Investment Allocation Restrictions for Certain Benefit Riders”.
The SecureSource Core Plus rider guarantees that, regardless of investment performance, you may take withdrawals up to the Current Annual Payment each contract year after the Current Annual Payment is established. Your age at the time of the first withdrawal will determine the Age Band for as long as benefits are payable except as described in the Lifetime Payment Percentage provision (see “Lifetime Payment Percentage” below).
As long as your total withdrawals during the contract year do not exceed the Current Annual Payment, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with Excess Withdrawal Processing. At any time, you may withdraw any amount up to your entire surrender value, subject to Excess Withdrawal Processing under the rider (see “Determination of Adjustments of Benefit Values”).
Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the Current Annual Payment can be increased if an Annual Credit is available, a Base Doubler is applied or an Annual Step-up increases the Benefit Base on a rider anniversary.
Your benefits under the rider can be reduced if you:
•	withdraw more than the allowed withdrawal amount in a contract year, or
•	take withdrawals before the Current Annual Payment is established.
For important considerations on whether a SecureSource Core Plus rider is appropriate for you, see “Important SecureSource Series Rider Considerations” section.
Availability
There are two SecureSource Core Plus riders available under your contract:
•	SecureSource Core Plus - Single Life
•	SecureSource Core Plus - Joint Life
The information in this section applies to both riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” is equal to the term “surrender” in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

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The SecureSource Core Plus — Single Life rider covers one person. The SecureSource Core Plus — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Core Plus — Single Life rider or the SecureSource Core Plus — Joint Life rider, not both, and you may not switch riders later.
You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date. Joint ownership and join annuitants are not allowed for SecureSource Core Plus – Single Life rider.
The SecureSource Core Plus rider is an optional benefit that you may select, for an additional annual charge if:
•	Single Life: you are 85 or younger on the date the contract is issued; or
•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
Issue ages from 81 through 85 require prior approval.
The SecureSource Core Plus riders are not available under an inherited qualified annuity.
The SecureSource Core Plus rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•	Single Life: death (see “At Death” heading below).
•	Joint Life: the death of the last surviving Covered Spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
For key terms associated with the SecureSource Core Plus rider, see “SecureSource Rider Terms” section.
Rate sheet prospectus supplement
The current rider charges and the current rates for the Lifetime Payment percentages, Credit Period, Annual Credit percentages and Base Doubler age and duration, applicable to your contract issued to you are disclosed in the Rate Sheet Prospectus Supplement attached to this prospectus. These terms can only change as provided in this prospectus (see “Lifetime Payment Percentage”, “Annual Credits” and “Base Doubler” below). We may change these terms for new purchasers, upon 7 calendar days prior notice. At least 7 calendar days before we change the terms contained in a Rate Sheet Prospectus Supplement for the next effective period, we will file a new Rate Sheet Supplement. All historical Rate Sheet Prospectus Supplements are reflected in Appendix M. All Rate Sheet Prospectus Supplements, including the Rate Sheet Prospectus Supplement applicable to you, have been filed with the Securities and Exchange Commission (the “SEC”) and are also available on the Edgar system at www.sec.gov  (File No. 333–230376).
current Annual payment Description
Single Life only: Covered Person: the person whose life is used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “(Current Annual Payment)” heading below). The Covered Person is the owner on the rider effective date. If an owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the Covered Person is the annuitant. The Covered person cannot be changed.
Joint Life only: Covered Spouses: the contract owner and their spouse named on the application for as long as the marriage remains in effect. If any contract owner is a nonnatural person or a revocable trust, the Covered Spouses are the annuitant and the spouse of the annuitant named on the application. After death or dissolution of marriage that leaves only one of the Covered Spouses as the owner (for non-natural owners, the annuitant), that remaining Covered Spouse will be used when referring to the younger Covered Spouse. The Covered Spouses lives are used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Spouses are established on the rider effective date and cannot be changed. For more details, see “Assignment and Change of Ownership – Joint Life” section below.
Current Annual Payment: the benefit available for withdrawal each contract year after the Covered Person (Joint life: younger Covered Spouse) has reached the youngest age in the first Age Band. When the Current Annual Payment is established and at all times thereafter, the Current Annual Payment is equal to the Benefit Base multiplied by the Lifetime Payment Percentage. Anytime the Lifetime Payment Percentage or the Benefit Base changes as described below, the Current Annual Payment will be recalculated. When the first withdrawal is taken in each contract year we will determine if the Income Bonus Percentage will be included in the Lifetime Payment Percentage for that contract year.
If you withdraw less than the Current Annual Payment in a contract year, the unused portion does not carry over to future contract years.
Single Life: The Current Annual Payment is established on the later of the rider effective date if the Covered Person has reached the youngest age in the first Age Band, or the date the Covered Person’s attained age equals the youngest age in the first Age Band.
Joint Life: The Current Annual Payment is established on the earliest of the following dates:
•	The rider effective date if the younger Covered Spouse has already reached the youngest age in the first Age Band.

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•	The date the younger Covered Spouse’s attained age equals the youngest age in the first Age Band.
•	Upon the first death of a Covered Spouse, then either: (a) the date we receive a written notice when the death benefit is not payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, (b) the date spousal continuation is effective when the death benefit is payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, or (c) the date the surviving Covered Spouse reaches the youngest age in the first Age Band.
•	Following dissolution of marriage of the Covered Spouses, then either (a) the date we receive a written notice if the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached the youngest age in the first Age Band, or (b) the date the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches the youngest age in the first Age Band.
Remaining Annual Payment: the amount available for withdrawal for the remainder of the contract year. The Remaining Annual Payment is established at the same time as the Current Annual Payment. The Remaining Annual Payment equals the Current Annual Payment less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the Current Annual Payment.
The Lifetime Payment Percentage for each Age Band and Age Bands are shown in the Rate Sheet Prospectus Supplement.
The Age Band for the Lifetime Payment Percentage is determined at the following times:
•	When the Current Annual Payment is established: The Age Band used to calculate the initial Current Annual Payment is the percentage for the Covered Person’s attained age (Joint life: younger Covered Spouse’s attained age).
•	On the Covered Person’s subsequent birthdays (Joint life: younger Covered Spouse’s subsequent birthdays): If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, and if the Covered Person's new attained age (Joint Life: younger Covered Spouse's attained age) is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage.
•	Upon Annual Step-Ups (see “Annual Step-ups” below).
•	For the Joint life rider, upon death or change in marital status: (A) If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, the Lifetime Payment Percentage will be reset based on the Age Band for the remaining Covered Spouse’s attained age. (B) If the Current Annual Payment is not established but the remaining Covered Spouse has reached the youngest age in the first Age Band, the remaining Covered Spouse’s attained age will be used to determine the Age Band for the Lifetime Payment Percentage. In the event of remarriage of the Covered Spouses to each other, the Lifetime Payment Percentage used is the percentage for the younger Covered Spouse’s attained age.
Joint Life:Base Doubler Date (for contracts with applications signed before 5/1/2020): If the Base Doubler is greater than zero, the Base Doubler Date may be reset in the event of: (1) dissolution of marriage; or (2) a Covered Spouse’s death when the death benefit is not payable. On the date we receive written notification of these events, the Base Doubler Date will be set to the later of: (1) the rider anniversary on or following the remaining Covered Spouse reaching the Base Doubler age shown in the Rate Sheet Prospectus Supplement; (2) the 12th rider anniversary; or (3) the next rider anniversary.
Base Doubler Date (for contracts with applications signed on/after 5/1/2020): If the Base Doubler is greater than zero, the Base Doubler Date may be reset in the event of: (1) dissolution of marriage; or (2) a Covered Spouse’s death when the death benefit is not payable. On the date we receive written notification of these events, the Base Doubler Date will be set to the later of: (1) the rider anniversary on or following the remaining Covered Spouse reaching the Base Doubler age; (2) the rider anniversary equal to the Base Doubler duration (both as shown in the Rate Sheet Prospectus Supplement); or (3) the next rider anniversary.
The Base Doubler Date may also be reset if there is a spousal continuation. See the Spouse’s Option to continue contract provision.
For contracts with applications signed before 5/1/2020: In the event of remarriage of the Covered Spouses to each other before the Base Doubler Date, the Base Doubler Date will be reset to the later of the 12th rider anniversary; or the rider anniversary on or following the younger Covered Spouse reaching the Base Double age shown in the Rate Sheet Prospectus Supplement.
For contracts with applications signed on/after 5/1/2020: In the event of remarriage of the Covered Spouses to each other before the Base Doubler Date, the Base Doubler Date will be reset to the later of the rider anniversary equal to the Base Doubler duration, or the rider anniversary on or following the younger Covered Spouse reaching the Base Double age (both shown in the Rate Sheet Prospectus Supplement).

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Determination of Adjustments of Benefit Values: Your values are determined at the following times and are subject to a maximum amount of $20 million each:
1.	At rider effective date
The Credit Base and Benefit Base are set equal to the initial purchase payment.
The Base Doubler is set equal to the initial purchase payment multiplied by the applicable Base Doubler Percentage, as shown in the table below.
Purchase Payments	Base Doubler Percentage
Payments received before the first rider anniversary	200%
Payments received thereafter	100%
2.	When an additional purchase payment is made
The Benefit Base will be increased by the amount of each additional purchase payment.
If the Credit Base is greater than zero, the Credit Base will be increased by the amount of each additional purchase payment.
If the Base Doubler is greater than zero, the Base Doubler will be increased by the amount of each additional purchase payment multiplied by the applicable Base Doubler Percentage as shown in the table above.
See “Buying Your Contract — Purchase Payments” for purchase payment limitations.
3.	When a withdrawal is taken
If the Credit Base is greater than zero, Annual Credits will not be added to the Benefit Base on the following rider anniversary.
If a withdrawal is taken before the Base Doubler Date, the Base Doubler is permanently set to zero.
The Benefit Base and Credit Base can be adjusted, but they will not be less than zero.
(A)	If the Current Annual Payment is not established, Excess Withdrawal Processing will occur as follows.
The Benefit Base and Credit Base will be reduced by the same proportion that the contract value is reduced. The proportional amount deducted is the “adjustment for withdrawal”, calculated as follows:
a × b	where:
c

a	=	the amount of the withdrawal
b	=	the Benefit Base or Credit Base (as applicable) on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)	If the Current Annual Payment is established and the withdrawal is less than or equal to the Remaining Annual Payment, the Benefit Base and Credit Base do not change.
(C)	If the Current Annual Payment is established and the withdrawal is greater than the Remaining Annual Payment, Excess Withdrawal Processing will occur, and the Benefit Base and Credit Base will be reduced by an amount calculated as follows:

d × e	where:
f

d	=	the amount of the withdrawal minus the Remaining Annual Payment
e	=	the Benefit Base or Credit Base (as applicable) on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the Remaining Annual Payment.
Rider Anniversary Processing: The following describes how the Benefit Base and Credit Base are calculated on rider anniversaries, subject to the maximum amount of $20 million for each, and how the Lifetime Payment Percentage can change on rider anniversaries.
•	Annual Credits: If you did not take any withdrawals during the prior contract year and you did not decline any increase to the annual rider fee, Annual Credits may be available. The Annual Credit percentages and duration are shown in the Rate Sheet Prospectus Supplement.
(A)	On the first rider anniversary
The Annual Credit equals the Credit Base 180 days following the rider effective date multiplied by the Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement, for the first rider anniversary.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base 180 days following the rider effective date increased by the Annual Credit and any additional purchase payments since 180 days following the rider effective date.

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(B)	On any other rider anniversary during a Credit Period
The Annual Credit equals the Credit Base as of the prior rider anniversary multiplied by the current Annual Credit percentage as shown in the Rate Sheet Prospectus Supplement.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base on the prior rider anniversary increased by the Annual Credit and any additional purchase payments since the prior rider anniversary.
The Credit Base will be set to zero on the last rider anniversary of a Credit Period after any adjustment to the Benefit Base, and there will be no additional Annual Credits unless the Credit Period restarts due to a step-up of the Benefit Base.
The Credit Base will be permanently set to zero on the later of: (A) the rider anniversary on or after the owner’s 95th birthday or (B) the rider anniversary equal to the Credit Period duration, as shown in the Rate Sheet Prospectus Supplement.
Base Doubler: If you did not take any withdrawals since the rider effective date and you did not decline an increase to the annual rider fee, on the Base Doubler Date the Benefit Base (after any Annual Credit is added) will be increased to the Base Doubler if greater. The Base Doubler will be permanently set to zero on the Base Doubler Date (after any adjustment to the Benefit Base). It is important to remember that the 200% Base Doubler percentage only applies to purchase payments received in the first year. After the first year, 100% of purchase payments will be added to the Base Doubler rather than 200%.
•	Annual Step-Ups: Beginning with the first rider anniversary, an Annual Step-Up may be available. If you decline any increase to the annual rider fee, future Annual Step-Ups will no longer be available.
The Annual Step-Up will take place on any rider anniversary where the contract value (after charges are deducted) is greater than the Benefit Base after any annual credit is added. If an annual step-up is executed, the Benefit Base, Credit Base and Lifetime Payment Percentage will be adjusted as follows:
•	The Benefit Base (after any Annual Credit is added or Base Doubler is applied) will be increased to the contract value.
•	The Credit Base will be increased to the contract value and the Credit Period will restart, if there is an increase to Benefit Base due to an Annual Step-Up.
•	If the Covered Person’s attained age (Joint Life: younger Covered Spouse’s attained age) on the rider anniversary is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage, regardless of any prior withdrawals. The higher Age Band will be used even if there was no Annual Step-Up due to the maximum Benefit Base limitation
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the Current Annual Payment, the portion of your RMD that exceeds the Current Annual Payment will not be subject to Excess Withdrawal Processing provided that the following conditions are met:
•	The Current Annual Payment is established;
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
If the Current Annual Payment is not established, the RMD will be subject to Excess Withdrawal Processing. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to Excess Withdrawal Processing. Any withdrawals (including RMDs) before the Base Doubler date will permanently set the Base Doubler to zero.
See Appendix L for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Core Plus — Single Life rider terminates.
Joint Life: If a surviving spouse is a Covered Spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource Core Plus — Joint Life rider also continues. The surviving Covered Spouse can name a new beneficiary; however, a new Covered Spouse cannot be added to the rider (see “Benefits in Case of Death – If you Die Before the Annuitization Start Date”).

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If you did not decline an increase to the annual rider fee, at the time of spousal continuation, a step-up may be available. All Annual Step-Up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the Remaining Annual Payment will be reduced for any prior withdrawals in that contract year. Also, the Credit Period will restart on the next contract anniversary. The Withdrawal Adjustment Base, if greater than zero, will be increased to the contract value if the contract value is greater.
The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
For contracts with applications signed before 5/1/2020: If the Base Doubler is greater than zero, the Base Doubler Date will be set to the later of: (1) the rider anniversary on or following the remaining Covered Spouse reaching the Base Doubler age shown in the Rate Sheet Prospectus Supplement; (2) the 12th rider anniversary; or (3) the next rider anniversary.
For contracts with applications signed on/after 5/1/2020: If the Base Doubler is greater than zero, the Base Doubler Date will be set to the later of: (1) the rider anniversary on or following the remaining Covered Spouse reaching the Base Doubler age; (2) the rider anniversary equal to the Credit Period Base Doubler duration, (both as shown in the Rate Sheet Prospectus Supplement); or (3) the next rider anniversary.
Rules for Surrender: There is no minimum contract value requirement following a partial surrender. Surrenders will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value.
If your contract value is reduced to zero, the Credit Base and Base Doubler, will be permanently set to zero, and there will be no additional Annual Credits and no Base Doubler is applied. Also, the following will occur:
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the Current Annual Payment would be established, and that amount will be paid annually until the death of the Covered Person (Joint Life: both Covered Spouses) (see “Current Annual Payment Description” above).
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the Remaining Annual Payment (including RMDs that are not subject to Excess Withdrawal Processing as described above), then the owner will receive the Current Annual Payment paid annually until the death of the Covered Person (Joint Life: both Covered Spouses).
In both cases above:
•	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.
•	We will no longer accept additional purchase payments.
•	No more charges will be collected for the rider.
•	The Current Annual Payment is fixed for as long as payments are made.
•	The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•	If the Current Annual Payment is determined by incorrect information regarding the Covered Person's birth date, payments will be adjusted. They will be based on what would have been provided using the correct birth date. Any underpayments made by us will be made up promptly without interest. We reserve the right to recover from you or your estate any amounts overpaid. If there are any future payments under this rider, overpayments made by us will be subtracted, without interest, and/or as otherwise legally permissible.
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the Current Annual Payment is established, the rider and the contract will terminate.
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the Remaining Annual Payment (including RMDs that are subject to Excess Withdrawal Processing as described above), the rider and the contract will terminate.
At Death:
Single Life: the rider will terminate even if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a Covered Spouse, the surviving Covered Spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving Covered Spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:
•	elect to take the death benefit under the terms of the contract, or
•	continue the contract under the spousal continuation option.

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Assignment and Change of Ownership
Single Life: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or the Covered person before the change, or is a nonnatural owner (e.g., an individual ownership changed to an irrevocable trust) or a revocable trust, either holding for the sole benefit of the prior owner. Joint ownership and joint annuitants are not allowed while this rider is in force. Exception: ownership changes will not terminate the rider for contracts issued in California.
Joint Life: In order to maintain the joint life benefit, the surviving Covered Spouse must be able to continue the contract under the spousal continuation provision. Therefore, only ownership arrangements that permit such continuation are allowed at rider issue. If the owner is a natural person, only the Covered Spouses can be owners. If there is a non-natural or revocable trust owner, one of the Covered Spouses must be the annuitant. For all contracts except those issued in California, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or a Covered Spouse before the change, or is a non-natural owner or a revocable trust, holding for the sole benefit of the prior owner. For contracts issued in California, transfer of the ownership of the annuity contract is not limited and the rider will not terminate; however, the Covered Spouses under the rider will not change even if there is an ownership change.
Annuity Provisions: If your annuitization start date is the maximum annuitization start date (see “The Annuitization Start Date”), you can choose one of the payout options available under the contract (see “Annuity Payout Plans”) or an alternative fixed annuity payout option available under the SecureSource Core Plus rider. If you elect an annuitization start date that is earlier than the maximum annuitization start date, the alternative fixed annuity payout option under the SecureSource Core Plus rider is not available.
Under the rider’s payout option, you will receive the Current Annual Payment provided by this rider until the death of the Covered Person (Joint Life: both Covered Spouses). If you choose to receive the Current Annual Payment, the amount payable each year will be equal to the Current Annual Payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If the monthly payment is less than $20, we have the right to make a lump sum payment equal to the present value of any remaining future payments. The present value will be calculated on the same mortality and interest rate basis used in Plan B in the contract. For more information about annuity payment plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the Current Annual Payment rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date.
The rider payout option may be greater or less than other payout options available under the contract. You should consider your payout options carefully and consult your financial advisor before making a determination.
Rider Termination
The SecureSource Core Plus rider cannot be terminated either by you or us except as follows:
•	Single Life: after the death benefit is payable, the rider will terminate.
•	Single Life: spousal continuation will terminate the rider.
•	Single Life: for contracts issued in California, after the death of the Covered Person, the rider will terminate.
•	Joint Life: for contracts issued in California, after the death of the last Covered Spouse, the rider will terminate.
•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a Covered Spouse continues the contract. However, if the Covered Spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•	When there are certain assignment and ownership changes as described in the “Assignment and Change of Ownership” section above, the rider will terminate.
•	On the annuitization start date, the rider will terminate, if you choose a payout option available under the contract.
•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See “Charges — SecureSource Core Plus rider charge”).
•	When the contract value is reduced to zero as a result of an Excess Withdrawal as described in the Rules for Surrender Section above, the rider will terminate.
•	Termination of the contract for any reason will terminate the rider.
For an example, see Appendix F.

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Appendix I: SecureSource 4 Rider Disclosure
SecureSource 4 Rider
(Available for contract applications signed prior to 5/3/2021)
The SecureSource 4 rider is an optional benefit that you can elect at time of application for an additional charge. It may not be purchased with any other optional living benefit and certain death benefit riders (ROPP rider, MAV rider or Enhanced Legacy Benefit). This benefit is intended to provide a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers an Annual Credit feature to help in low or poor performing markets and a step-up feature to lock in contract anniversary gains to increase the Benefit Base.
If the contract value is reduced to zero due to market performance, fees or charges, or a withdrawal that does not exceed the amount available under the rider, then you will receive lifetime payments made by us as described in the “Other provisions - Rules for Surrender.” However, the contract and rider will terminate if the contract value goes to zero due to an excess withdrawal. If you die before the contract value is depleted, you will not receive any monetary value from the rider.
The SecureSource 4 rider may be appropriate for you if:
•	you intend to make periodic withdrawals from your annuity contract; and
•	you wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.
The SecureSource 4 rider may be not appropriate for you if:
•	you anticipate the need for withdrawals before the lifetime benefit is established or withdrawals that exceed the amount available under the rider (i.e. Excess Withdrawals); or
•	you want to invest in funds other than the approved investment options. For a list of currently approved investment options, see “Investment Allocation Restrictions for Certain Benefit Riders”.
The SecureSource 4 rider guarantees that, regardless of investment performance, you may take withdrawals up to the Current Annual Payment each contract year after the Current Annual Payment is established. Your age at the time of the first withdrawal will determine the Age Band for as long as benefits are payable except as described in the Lifetime Payment Percentage provision. The Current Annual Payment can vary based on the relationship of your contract value to the Withdrawal Adjustment Base. On the day of your first withdrawal each contract year, we determine if the Income Bonus Percentage is available for that contract year (see “Lifetime Payment Percentage” below).
As long as your total withdrawals during the current contract year do not exceed the Current Annual Payment, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with Excess Withdrawal Processing. At any time, you may withdraw any amount up to your entire surrender value, subject to Excess Withdrawal Processing under the rider (see “Determination of Adjustments of Benefit Values”).
Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the Current Annual Payment can be increased if an Annual Credit is available or your contract value has increased above the Benefit Base on a rider anniversary.
Your benefits under the rider can be reduced if you:
•	withdraw more than the allowed withdrawal amount in a contract year, or
•	take withdrawals before the Current Annual Payment is established.
Each year, your Current Annual Payment may or may not include an Income Bonus. If the contract value is 20% or more below the Withdrawal Adjustment Base, the Income Bonus Percentage will not be available. (see Withdrawal Adjustment Base described below).
For important considerations on whether a SecureSource 4 rider is appropriate for you, see and “Important SecureSource Series Rider Considerations” section.
Availability
There are two SecureSource 4 riders available under your contract:
•	SecureSource 4 - Single Life
•	SecureSource 4 - Joint Life
The information in this section applies to both riders, unless otherwise noted.

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For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders
The SecureSource 4 — Single Life rider covers one person. The SecureSource 4 — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 4 — Single Life rider or the SecureSource 4 — Joint Life rider, not both, and you may not switch riders later.
You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date. Joint ownership and joint annuitants are not allowed for SecureSource 4 — Single Life rider.
The SecureSource 4 rider is an optional benefit that you may select, for an additional annual charge if:
•	Single Life: you are 85 or younger on the date the contract is issued; or
•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
Issue ages from 81 through 85 require prior approval.
The SecureSource 4 riders are not available under an inherited qualified annuity.
The SecureSource 4 rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•	Single Life: death (see “At Death” heading below).
•	Joint Life: the death of the last surviving Covered Spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
For key terms associated with a SecureSource 4 rider, see “SecureSource Series Rider Terms” section.
RATE SHEET PROSPECTUS SUPPLEMENT
The current rider charges and the current rates for the Minimum Lifetime Payment percentages, Income Bonus Percentage, Credit Period and Annual Credit percentages, applicable to your contract issued to you are disclosed in the Rate Sheet Prospectus Supplement attached to this prospectus. These terms can only change as provided in this prospectus (see “Lifetime Payment Percentage”, “Income Bonus percentage” and “Annual Credits” below). We may change these terms for new purchasers, upon 7 calendar days prior notice. At least 7 calendar days before we change the terms contained in a Rate Sheet Prospectus Supplement for the next effective period we will file a new Rate Sheet Prospectus Supplement. All historical Rate Sheet Supplements will be reflected in Appendix M to this prospectus. All Rate Sheet Prospectus Supplements, including the Rate Sheet Prospectus Supplement applicable to you, have been filed with the Securities and Exchange Commission (the “SEC”) and are also available on the Edgar system at www.sec.gov  (File No. 333–230376).
current ANNUAL payment Description
Single Life only: Covered Person: the person whose life is used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Person is the contract owner. If any owner on the rider effective date is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the Covered Person is the oldest annuitant. The Covered Person cannot be changed.
Joint Life only: Covered Spouses: the contract owner and their spouse named on the application for as long as the marriage remains in effect. If any contract owner is a nonnatural person or a revocable trust, the Covered Spouses are the annuitant and the spouse of the annuitant named on the application. After death or dissolution of marriage that leaves only one of the Covered Spouses as the owner (for non-natural owners, the annuitant), that remaining Covered Spouse will be used when referring to the younger Covered Spouse. The Covered Spouses lives are used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Spouses are established on the rider effective date and cannot be changed. For more details, see “Assignment and Change of Ownership – Joint Life” section below.
Current Annual Payment: the benefit available for withdrawal each contract year after the Covered Person (Joint life: younger Covered Spouse) has reached the youngest age in the first Age Band. When the Current Annual Payment is established and at all times thereafter, the Current Annual Payment is equal to the Benefit Base multiplied by the Lifetime Payment Percentage. Anytime the Lifetime Payment Percentage or the Benefit Base changes as described below, the Current Annual Payment will be recalculated. When the first withdrawal is taken in each contract year we will determine if the Income Bonus Percentage will be included in the Lifetime Payment Percentage for the remainder of that contract year.
The Current Annual Payment can vary each contract year and includes the minimum annual lifetime payment and may also include an Income Bonus. The minimum annual lifetime payment is the guaranteed lifetime benefit amount available for withdrawal each contract year. It is calculated by multiplying the Benefit Base by the Minimum Lifetime

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Payment Percentage. The Income Bonus is a potential increase to the Current Annual Payment and is calculated by multiplying the Benefit Base by the Income Bonus Percentage. If the Income Bonus Percentage is included in the Lifetime Payment Percentage, then the income bonus is included in the Current Annual Payment.
If you withdraw less than the Current Annual Payment in contract year, the unused portion does not carry over to future contract years.
Single Life: The Current Annual Payment is established on the later of the rider effective date if the Covered Person has reached the youngest age in the first Age Band, or the date the Covered Person’s attained age equals the youngest age in the first Age Band.
Joint Life: The Current Annual Payment is established on the earliest of the following dates:
•	The rider effective date if the younger Covered Spouse has already reached the youngest age in the first Age Band.
•	The date the younger Covered Spouse’s attained age equals the youngest age in the first Age Band.
•	Upon the first death of a Covered Spouse, then either: (a) the date we receive a written notice when the death benefit is not payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, (b) the date spousal continuation is effective when the death benefit is payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, or (c) the date the surviving Covered Spouse reaches the youngest age in the first Age Band.
•	Following dissolution of marriage of the Covered Spouses, then either (a) the date we receive a written notice if the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached the youngest age in the first Age Band, or (b) the date the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches the youngest age in the first Age Band.
Remaining Annual Payment: the amount available for withdrawal for the remainder of the contract year. The Remaining Annual Payment is established at the same time as the Current Annual Payment. The Remaining Annual Payment equals the Current Annual Payment less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the Current Annual Payment.
The Minimum Lifetime Payment Percentage, the Income Bonus Percentage for each Age Band, and Age Bands are shown in the Rate Sheet Prospectus Supplement.
The Age Band for the Lifetime Payment Percentage is determined at the following times:
•	When the Current Annual Payment is established: The Age Band used to calculate the initial Current Annual Payment is the percentage for the Covered Person’s attained age (Joint life: younger Covered Spouse’s attained age).
•	On the Covered Person’s subsequent birthdays (Joint life: younger Covered Spouse’s subsequent birthdays): If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, and if the Covered Person's new attained age (Joint Life: younger Covered Spouse's attained age) is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage.
•	Upon Annual Step-Ups (see “Annual Step-Ups” below).
•	For the Joint life rider, upon death or change in marital status: (A) If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, the Lifetime Payment Percentage will be reset based on the Age Band for the remaining Covered Spouse’s attained age. (B) If the Current Annual Payment is not established but the remaining Covered Spouse has reached the youngest age in the first Age Band, the remaining Covered Spouse’s attained age will be used to determine the Age Band for the Lifetime Payment Percentage. In the event of remarriage of the Covered Spouses to each other, the Lifetime Payment Percentage used is the percentage for the younger Covered Spouse’s attained age.
Income Bonus Percentage: The Income Bonus Percentage may provide additional income under the rider. Availability of the Income Bonus Percentage is determined at the time of your first withdrawal each contract year. The benefit determining percentage is a comparison of your contract value and the Withdrawal Adjustment Base. If the benefit determining percentage is less than 20%, then the Lifetime Payment Percentage will include the Income Bonus Percentage, as shown in the Rate Sheet Prospectus Supplement, when calculating the Current Annual Payment (unless the Lifetime Payment Percentage is set to a fixed percentage as described below).
The benefit determining percentage is calculated on each valuation date as follows, but it will not be less than zero:
1	–	(a/b)
a	=	Contract value at the end of the prior valuation period
b	=	Withdrawal Adjustment Base at the end of the prior valuation period

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After the Current Annual Payment is established, the first withdrawal taken in each contract year will set the Lifetime Payment Percentage to a fixed percentage for the remainder of the contract year except as noted below. Following each rider anniversary, the availability of the Income Bonus Percentage, and therefore the Lifetime Payment Percentage, can change on each valuation date until a withdrawal is taken in that contract year. For more information on how this rider operates, please see “Appendix F: Example – Optional Living Benefits – SecureSource 4 Rider”.
However, at the earliest of (1) or (2) below, the Lifetime Payment Percentage will be set and remain fixed as long as the benefit is payable:
(1)	when your contract value on a rider anniversary is less than two times the Benefit Base multiplied by the Minimum Lifetime Payment Percentage for your current Age Band, or
(2)	when the contract value reduces to zero.
For certain periods of time at our discretion and on a non-discriminatory basis, your Lifetime Payment Percentage may be set by us to include the Income Bonus Percentage if more favorable to you.
Determination of Adjustments of Benefit Values: values are determined at the following times and are subject to a maximum amount of $20 million each:
1.	At rider effective date
The Withdrawal Adjustment Base, Credit Base and Benefit Base are set equal to the initial purchase payment.
2.	When an additional purchase payment is made
The Benefit Base, Withdrawal Adjustment Base will be increased by the amount of each additional purchase payment.
If the Credit Base is greater than zero, the Credit Base will be increased by the amount of each additional purchase payment.
See “Buying Your contract — Purchase Payments” for purchase payment limitations.
3.	When a withdrawal is taken
If the Credit Base is greater than zero, Annual Credits will not be added to the Benefit Base on the following rider anniversary.
The Withdrawal Adjustment Base, Benefit Base and Credit Base can be adjusted, but they will not be less than zero.
(A)	The Withdrawal Adjustment Base will be reduced by the same proportion that the contract value is reduced. The proportional amount deducted is the “adjustment for withdrawal,” calculated as follows:

a × b	where:
c

a	=	the amount of the withdrawal
b	=	the Withdrawal Adjustment Base on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)	If the Current Annual Payment is not established, Excess Withdrawal Processing will occur as follows.
The Benefit Base and Credit Base will be reduced by the same proportion that the contract value is reduced using the “adjustment for withdrawal” calculation described above but substituting the Credit Base or Benefit Base (as applicable) for the Withdrawal Adjustment Base.
(C)	If the Current Annual Payment is established and the withdrawal is less than or equal to the Remaining Annual Payment, the Benefit Base and Credit Base do not change.
(D)	If the Current Annual Payment is established and the withdrawal is greater than the Remaining Annual Payment, Excess Withdrawal Processing will occur, and the Benefit Base and Credit Base will be reduced by an amount as calculated below:

d × e	where:
f

d	=	the amount of the withdrawal minus the Remaining Annual Payment
e	=	the Benefit Base or Credit Base (as applicable) on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the Remaining Annual Payment.
Rider Anniversary Processing: The following describes how the Withdrawal Adjustment Base, Benefit Base and Credit Base are calculated on rider anniversaries, subject to the maximum amount of $20 million for each and how the Lifetime Payment Percentage can change on rider anniversaries.
•	Annual Credits: If you did not take any withdrawals during the prior contract year and you did not decline any increase to the annual rider fee, Annual Credits may be available. The Annual Credit percentages and duration are shown in the Rate Sheet Prospectus Supplement.
•	(A)	On the first rider anniversary

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The Annual Credit equals the Credit Base 180 days following the rider effective date multiplied by the current Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement, for the first rider anniversary.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base 180 days following the rider effective date increased by the Annual Credit and any additional purchase payments since 180 days following the rider effective date.
(B)	On any other rider anniversary during a Credit Period
The Annual Credit equals the Credit Base as of the prior rider anniversary multiplied by the current Annual Credit percentages, as shown in the Rate Sheet Prospectus Supplement.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base on the prior rider anniversary increased by the Annual Credit and any additional purchase payments since the prior rider anniversary.
The Withdrawal Adjustment Base will be set as follows:
(A)	if no withdrawals have been taken, the Withdrawal Adjustment Base will be set to the Benefit Base determined above, or
(B)	if any withdrawals have been taken, the Withdrawal Adjustment Base will be set to the amount as calculated below:

a × b	where:
c

a	=	the Withdrawal Adjustment Base on the rider anniversary (but prior to rider anniversary processing)
b	=	the Benefit Base determined above
c	=	the Benefit Base on the rider anniversary (but prior to rider anniversary processing)
The Credit Base will be set to zero on the last rider anniversary of a Credit Period after any adjustment to the Withdrawal Adjustment Base and Benefit Base, and there will be no additional Annual Credits unless the Credit Period restarts due to a step-up of the Benefit Base.
The Credit Base will be permanently set to zero on the later of: A) the rider anniversary on or after the owner’s 95th birthday or (B) the rider anniversary equal to the Credit period duration, as shown in the Rate Sheet Prospectus Supplement.
Annual Step-Ups: Beginning with the first rider anniversary, an Annual Step-Up may be available. If you decline any increase to the annual rider fee, future Annual Step-Ups will no longer be available.
The Annual Step-Up will take place on any rider anniversary where the contract value (after charges are deducted) is greater than the Benefit Base after any annual credit is added. If an annual step-up is executed, the Benefit Base and Lifetime Payment Percentage will be adjusted as follows:
•	The Benefit Base (after any Annual Credit is added) will be increased to the contract value, if greater.
•	The Credit Base will be increased to the contract value and the Credit Period will restart, if there is an increase to Benefit Base due to an Annual Step-Up.
•	If the Covered Person’s attained age (Joint Life: younger Covered Spouse’s attained age) on the rider anniversary is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage, regardless of any prior withdrawals. The higher Age Band will be used even if there was no Annual Step-Up due to the maximum Benefit Base limitation.
•	The Withdrawal Adjustment Base on rider anniversaries: If you did not decline an increase to the annual rider fee, the Withdrawal Adjustment Base (after any Annual Credit is added) will be increased to the contract value, if greater.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the Current Annual Payment, the portion of your RMD that exceeds the Current Annual Payment will not be subject to Excess Withdrawal Processing provided that the following conditions are met:
•	The Current Annual Payment is established;
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.

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If the Current Annual Payment is not established, the RMD will be subject to Excess Withdrawal Processing. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to Excess Withdrawal Processing. See Appendix L for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 4 — Single Life rider terminates.
Joint Life: If a surviving spouse is a Covered Spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource 4 — Joint Life rider also continues. The surviving Covered Spouse can name a new beneficiary; however, a new Covered Spouse cannot be added to the rider (see “Benefits in Case of Death – If you Die Before the Annuitization Start Date”).
If you did not decline an increase to the annual rider fee, at the time of spousal continuation, a step-up may be available. All Annual Step-Up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the Remaining Annual Payment will be reduced for any prior withdrawals in that contract year. Also, the Credit Period will restart on the next contract anniversary. The Withdrawal Adjustment Base, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: There is no minimum contract value requirement following a partial surrender. Surrenders will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value.
If your contract value is reduced to zero, the Credit Base, if greater than zero, will be permanently reset to zero, and there will be no additional Annual Credits. Also, the following will occur:
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the Current Annual Payment would be established, and the Current Annual Payment will be paid annually until the death of the Covered Person (Joint Life: both Covered Spouses) (see “Current Annual Payment Description” above).
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the Remaining Annual Payment (including RMDs that are not subject to Excess Withdrawal Processing as described above), then the owner will receive the Current Annual Payment paid annually until the death of the Covered Person (Joint Life: both Covered Spouses).
In both cases above:
•	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.
•	We will no longer accept additional purchase payments.
•	No more charges will be collected for the rider.
•	The Current Annual Payment is fixed for as long as payments are made.
•	The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•	If the Current Annual Payment is determined by incorrect information regarding the Covered Person's birth date, payments will be adjusted. They will be based on what would have been provided using the correct birth date. Any underpayments made by us will be made up promptly without interest. We reserve the right to recover from you or your estate any amounts overpaid. If there are any future payments under this rider, overpayments made by us will be subtracted, without interest, and/or as otherwise legally permissible.
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the Current Annual Payment is established, the rider and the contract will terminate.
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the Remaining Annual Payment (including RMDs that are subject to Excess Withdrawal Processing as described above), the rider and the contract will terminate.
At Death:
Single Life: the rider will terminate if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a Covered Spouse, the surviving Covered Spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving Covered Spouse.

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Assignment and Change of Ownership
Single Life: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or the Covered person before the change, or is a nonnatural owner (e.g., an individual ownership changed to an irrevocable trust) or a revocable trust, either holding for the sole benefit of the prior owner. Joint ownership and joint annuitants are not allowed while this rider is in force. Exception: ownership changes will not terminate the rider for contracts issued in California.
Joint Life: In order to maintain the joint life benefit, the surviving Covered Spouse must be able to continue the contract under the spousal continuation provision. Therefore, only ownership arrangements that permit such continuation are allowed at rider issue. If the owner is a natural person, only the Covered Spouses can be owners. If there is a non-natural or revocable trust owner, one of the Covered Spouses must be the annuitant. For all contracts except those issued in California, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or a Covered Spouse before the change, or is a non-natural owner holding for the sole benefit of the prior owner or a revocable trust, holding for the sole benefit of the prior owner. For contracts issued in California, transfer of the ownership of the annuity contract is not limited and the rider will not terminate; however, the Covered Spouses under the rider will not change even if there is an ownership change.
Annuity Provisions: If your annuitization start date is the maximum annuitization start date (see “The Annuitization Start Date”), you can choose one of the payout options available under the contract (see “Annuity Payout Plans”) or an alternative fixed annuity payout option available under the SecureSource 4 rider. If you elect an annuitization start date that is earlier than the maximum annuitization start date, the alternative fixed annuity payout option under the SecureSource 4 rider is not available.
Under the rider’s payout option, you will receive the Current Annual Payment provided by this rider until the death of the Covered Person (Joint Life: both Covered Spouses). If you choose to receive the Current Annual Payment, the amount payable each year will be equal to the Current Annual Payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If the monthly payment is less than $20, we have the right to make a lump sum payment equal to the present value of any remaining future payments. The present value will be calculated on the same mortality and interest rate basis used in Plan B in the contract. For more information on annuity payout plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the Current Annual Payment rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date.
The rider payout option may be greater or less than other payout options available under the contract. You should consider your payout options carefully and consult your financial advisor before making a determination.
Rider Termination
The SecureSource 4 rider cannot be terminated either by you or us except as follows:
•	Single Life: after the death benefit is payable, the rider will terminate, even if the Covered Person is still living.
•	Single Life: spousal continuation will terminate the rider, even if the Covered Person is still living.
•	Single Life: for contracts issued in California, after the death of the Covered Person, the rider will terminate.
•	Joint Life: for contracts issued in California, after the death of the last Covered Spouse, the rider will terminate.
•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a Covered Spouse continues the contract. However, if the Covered Spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•	When there are certain assignment and ownership changes as described in the “Assignment and Change of Ownership” section above, the rider will terminate.
•	On the annuitization start date, the rider will terminate, if you choose a payout option available under the contract.
•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See “Charges — SecureSource 4 riders charge”).
•	When the contract value is reduced to zero as a result of an Excess Withdrawal as described in the Rules for Surrender Section above, the rider will terminate.
•	Termination of the contract for any reason will terminate the rider.
For an example, see Appendix F.

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Appendix J: SecureSource 4 Plus Rider Disclosure
SecureSource 4 Plus Rider
(Available for contract applications signed prior to 5/3/2021)
The SecureSource 4 Plus rider is an optional benefit that you can elect at time of application for an additional charge. It may not be purchased with any other optional living benefit and certain death benefit riders (ROPP Death Benefit, MAV Death Benefit or Enhanced Legacy Benefit). This benefit is intended to provide a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. Additionally, this benefit offers an Annual Credit feature to help in low or poor performing markets and a step-up feature to lock in contract anniversary gains.
If the contract value is reduced to zero due to market performance, fees or charges, or a withdrawal that does not exceed the amount available under the rider, then you will receive lifetime payments made by us as described in the “Other provisions - Rules for Surrender.” However, the contract and rider will terminate if the contract value goes to zero due to an excess withdrawal. If you die before the contract value is depleted, you will not receive any monetary value from the rider.
The SecureSource 4 Plus rider may be appropriate for you if:
•	you intend to make periodic withdrawals from your annuity contract; and
•	you wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.
The SecureSource 4 Plus rider may be not appropriate for you if:
•	you anticipate the need for withdrawals before the lifetime benefit is established or withdrawals that exceed the amount available under the rider (i.e. Excess Withdrawals); or
•	you want to invest in funds other than the approved investment options. For a list of currently approved investment options, see “Investment Allocation Restrictions for Certain Benefit Riders”.
The SecureSource 4 Plus rider guarantees that, regardless of investment performance, you may take withdrawals up to the Current Annual Payment each contract year after the Current Annual Payment is established. Your age at the time of the first withdrawal will determine the Age Band for as long as benefits are payable except as described in the Lifetime Payment Percentage provision. The annual benefit amount can vary based on the relationship of your contract value to the withdrawal adjustment base. Each contract year, whether or not the Income Bonus Percentage is included in the Lifetime Payment Percentage is determined when the first withdrawal is taken and is fixed for the remainder of that contract year (see “Lifetime Payment Percentage” below).
As long as your total withdrawals during the current contract year do not exceed the Current Annual Payment, you will not be assessed a surrender charge. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and benefits will be reduced in accordance with Excess Withdrawal Processing. At any time, you may withdraw any amount up to your entire surrender value, subject to Excess Withdrawal Processing under the rider (see “Determination of Adjustments of Benefit Values”).
Any amount we pay in excess of your contract value is subject to our financial strength and claims-paying ability.
Subject to conditions and limitations, the Current Annual Payment can be increased if an Annual Credit is available or your contract value has increased above the Benefit Base on a rider anniversary.
Your benefits under the rider can be reduced if you:
•	withdraw more than the allowed withdrawal amount in a contract year, or
•	take withdrawals before the Current Annual Payment is established.
Each year, your Current Annual Payment may or may not include an Income Bonus. If the contract value is 20% or more below the Withdrawal Adjustment Base, the Income Bonus Percentage will not be available. (see Withdrawal Adjustment Base described below).
For important considerations on whether a SecureSource 4 Plus rider is appropriate for you, see “Important SecureSource Series Rider Considerations” section.
Availability
There are two SecureSource 4 Plus riders available under your contract:
•	SecureSource 4 Plus - Single Life
•	SecureSource 4 Plus - Joint Life

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The information in this section applies to both riders, unless otherwise noted.
For the purpose of this rider, the term “withdrawal” has the same meaning as the term “surrender” in the contract or any other riders
The SecureSource 4 Plus — Single Life rider covers one person. The SecureSource 4 Plus — Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 4 Plus — Single Life rider or the SecureSource 4 Plus — Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date. Joint ownership and joint annuitants are not allowed for SecureSource 4 Plus — Single Life rider.
The SecureSource 4 Plus rider is an optional benefit that you may select, for an additional annual charge if:
•	Single Life: you are 85 or younger on the date the contract is issued; or
•	Joint Life: you and your spouse are 85 or younger on the date the contract is issued.
Issue ages from 81 through 85 require prior approval.
The SecureSource 4 Plus riders are not available under an inherited qualified annuity.
The SecureSource 4 Plus rider guarantees that, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:
•	Single Life: death (see “At Death” heading below).
•	Joint Life: the death of the last surviving Covered Spouse (see “Joint Life only: Covered Spouses” and “At Death” headings below).
For key terms associated with the SecureSource 4 Plus rider, see “SecureSource Rider Terms” section.
Rate sheet prospectus supplement
The current rider charges and the current rates for the Minimum Lifetime Payment percentages, Income Bonus Percentage, Credit Period and Annual Credit percentages, applicable to your contract issued to you are disclosed in the Rate Sheet Prospectus Supplement attached to this prospectus. These terms can only change as provided in this prospectus (see “Lifetime Payment Percentage”, “Income Bonus percentage” and “Annual Credits” below). We may change these terms for new purchasers, upon 7 calendar prior notice. At least 7 calendar days before we change the terms contained in a Rate Sheet Prospectus Supplement for the next effective period, we will file a new Rate Sheet Supplement. All historical Rate Sheet Supplements are reflected in Appendix M. All Rate Sheet Prospectus Supplements, including the Rate Sheet Prospectus Supplement applicable to you, have been filed with the Securities and Exchange Commission (the “SEC”) and are also available on the Edgar system at www.sec.gov  (File No. 333–230376).
current ANNUAL payment Description
Single Life only: Covered Person: the person whose life is used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the Covered Person is the oldest annuitant. The Covered Person cannot be changed.
Joint Life only: Covered Spouses: the contract owner and their spouse named on the application for as long as the marriage remains in effect. If any contract owner is a nonnatural person or a revocable trust, the Covered Spouses are the annuitant and the spouse of the annuitant named on the application. After death or dissolution of marriage that leaves only one of the spouses as the owner (for non-natural owners, the annuitant), that remaining Covered Spouse will be used when referring to the younger Covered Spouse. The Covered Spouses’ lives are used to determine when the Current Annual Payment is established, and the duration of the Current Annual Payments (see “Current Annual Payment” heading below). The Covered Spouses are established on the rider effective date and cannot be changed. For more details, see “Assignment and Change of Ownership – Joint Life” section below.
Current Annual Payment: the benefit available for withdrawal each contract year after the Covered Person (Joint life: younger Covered Spouse) has reached the youngest age in the first Age Band. When the Current Annual Payment is established and at all times thereafter, the Current Annual Payment is equal to the Benefit Base multiplied by the Lifetime Payment Percentage. Anytime the Lifetime Payment Percentage or the Benefit Base changes as described below, the Current Annual Payment will be recalculated. When the first withdrawal is taken in each contract year we will determine if the Income Bonus Percentage will be included in the Lifetime Payment Percentage for that contract year.
The Current Annual Payment can vary each contract year and includes the minimum annual lifetime payment and may also include an Income Bonus. The minimum annual lifetime payment is the guaranteed lifetime benefit amount available for withdrawal each contract year. It is calculated by multiplying the Benefit Base by the Minimum Lifetime

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Payment Percentage. The Income Bonus is a potential increase to the Current Annual Payment and is calculated by multiplying the Benefit Base by the Income Bonus Percentage. If the Income Bonus Percentage is included in the Lifetime Payment Percentage, then the income bonus is included in the Current Annual Payment.
If you withdraw less than the Current Annual Payment in a contract year, the unused portion does not carry over to future contract years.
Single Life: The Current Annual Payment is established on the later of the rider effective date if the Covered Person has reached the youngest age in the first Age Band, or the date the Covered Person’s attained age equals the youngest age in the first Age Band.
Joint Life: The Current Annual Payment is established on the earliest of the following dates:
•	The rider effective date if the younger Covered Spouse has already reached the youngest age in the first Age Band.
•	The date the younger Covered Spouse’s attained age equals the youngest age in the first Age Band.
•	Upon the first death of a Covered Spouse, then either: (a) the date we receive a written notice when the death benefit is not payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, (b) the date spousal continuation is effective when the death benefit is payable and the surviving Covered Spouse has already reached the youngest age in the first Age Band, or (c) the date the surviving Covered Spouse reaches the youngest age in the first Age Band.
•	Following dissolution of marriage of the Covered Spouses, then either (a) the date we receive a written notice if the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached the youngest age in the first Age Band, or (b) the date the remaining Covered Spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches the youngest age in the first Age Band.
Remaining Annual Payment: the amount available for withdrawal for the remainder of the contract year. The Remaining Annual Payment is established at the same time as the Current Annual Payment. The Remaining Annual Payment equals the Current Annual Payment less all withdrawals in the current contract year, but it will not be less than zero.
Lifetime Payment Percentage: used to calculate the Current Annual Payment.
The Minimum Lifetime Payment Percentage, the Income Bonus Percentage for each Age Band, and Age Bands are shown in the Rate Sheet Prospectus Supplement.
The Age Band for the Lifetime Payment Percentage is determined at the following times:
•	When the Current Annual Payment is established: The Age Band used to calculate the initial Current Annual Payment is the percentage for the Covered Person’s attained age (Joint life: younger Covered Spouse’s attained age).
•	On the Covered Person’s subsequent birthdays (Joint life: younger Covered Spouse’s subsequent birthdays): If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, and if the Covered Person's new attained age (Joint Life: younger Covered Spouse's attained age) is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage.
•	Upon Annual Step-Ups (see “Annual Step-ups” below).
•	For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the Current Annual Payment was established and no increase to the annual rider fee has been declined, the Lifetime Payment Percentage will be reset based on the Age Band for the remaining Covered Spouse’s attained age. (B) If the Current Annual Payment is not established but the remaining Covered Spouse has reached the the youngest age in the first Age Band, the remaining Covered Spouse’s attained age will be used to determine the Age Band for the Lifetime Payment Percentage. In the event of remarriage of the Covered Spouses to each other, the Lifetime Payment Percentage used is the percentage for the younger Covered Spouse’s attained age.
Income Bonus Percentage: The Income Bonus Percentage may provide additional income under the rider. Availability of the Income Bonus Percentage is determined at the time of your first withdrawal each contract year. The benefit determining percentage is a comparison of your contract value and the Withdrawal Adjustment Base. If the benefit determining percentage is less than 20%, then the Lifetime Payment Percentage will include the Income Bonus Percentage, as shown in the Rate Sheet Prospectus Supplement when calculating the Current Annual Payment (unless the Lifetime Payment Percentage is set to a fixed percentage as described below).
The benefit determining percentage is calculated on each valuation date as follows, but it will not be less than zero:
1	–	(a/b)
a	=	Contract value at the end of the prior valuation period
b	=	Withdrawal Adjustment Base at the end of the prior valuation period

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After the Current Annual Payment is established, the first withdrawal taken in each contract year will set the Lifetime Payment Percentage to a fixed percentage for the remainder of the contract year except as noted below. Following each rider anniversary, the availability of the Income Bonus Percentage, and therefore the Lifetime Payment Percentage, can change on each valuation date until a withdrawal is taken in that contract year. For more information on how this rider operates, please see “Appendix F: Example – Optional Living Benefits – SecureSource 4 Plus Rider”.
However, at the earliest of (1) or (2), the Lifetime Payment Percentage will be set and remain fixed as long as the benefit is payable:
(1)	when your contract value on a rider anniversary is less than two times the Benefit Base multiplied by the Minimum Lifetime Payment Percentage for your current Age Band, or
(2)	when the contract value reduces to zero.
For certain periods of time at our discretion and on a non-discriminatory basis, your Lifetime Payment Percentage may be set by us to include the Income Bonus Percentage if more favorable to you.
Determination of Adjustments of Benefit Values: values are determined at the following times and are subject to a maximum amount of $20 million for each:
1.	At rider effective date
The Withdrawal Adjustment Base, Credit Base and Benefit Base are set equal to the initial purchase payment.
2.	When an additional purchase payment is made
The Benefit Base and Withdrawal Adjustment Base will be increased by the amount of each additional purchase payment.
If the Credit Base is greater than zero, the Credit Base will be increased by the amount of each additional purchase payment.
See “Buying Your Contract — Purchase Payments” for purchase payment limitations.
3.	When a withdrawal is taken
If the Credit Base is greater than zero, Annual Credits will not be added to the Benefit Base on the following rider anniversary.
The Withdrawal Adjustment Base, Benefit Base and Credit Base can be adjusted, but they will not be less than zero.
(A)	The Withdrawal Adjustment Base will be reduced by the same proportion that the contract value is reduced. The proportional amount deducted is the “adjustment for withdrawal,” calculated as follows:

a × b	where:
c

a	=	the amount of the withdrawal
b	=	the Withdrawal Adjustment Base on the date of (but prior to) the withdrawal
c	=	the contract value on the date of (but prior to) the withdrawal.
(B)	If the Current Annual Payment is not established, Excess Withdrawal Processing will occur as follows.
The Benefit Base and Credit Base will be reduced by the same proportion that the contract value is reduced using the “adjustment for withdrawal” calculation described above but substituting the Credit Base or Benefit Base (as applicable) for the Withdrawal Adjustment Base.
(C)	If the Current Annual Payment is established and the withdrawal is less than or equal to the Remaining Annual Payment, the Benefit Base and Credit Base do not change.
(D)	If the Current Annual Payment is established and the withdrawal is greater than the Remaining Annual Payment, Excess Withdrawal Processing will occur, and the Benefit Base and Credit Base will be reduced by an amount as calculated below:

d × e	where:
f

d	=	the amount of the withdrawal minus the Remaining Annual Payment
e	=	the Benefit Base or Credit Base (as applicable) on the date of (but prior to) the withdrawal
f	=	the contract value on the date of (but prior to) the withdrawal minus the Remaining Annual Payment.
Rider Anniversary Processing: The following describes how the Withdrawal Adjustment Base, Benefit Base and, Credit Base are calculated on rider anniversaries, subject to the maximum amount of $20 million for each, and how the Lifetime Payment Percentage can change on rider anniversaries.
•	Annual Credits: If you did not take any withdrawals during the prior contract year and you did not decline any increase to the annual rider fee, Annual Credits may be available.
(A)	On the first rider anniversary

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The Annual Credit equals the Credit Base 180 days following the rider effective date multiplied by the Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base 180 days following the rider effective date increased by the Annual Credit and any additional purchase payments since 180 days following the rider effective date.
(B)	On any other rider anniversary during a Credit Period
The Annual Credit equals the Credit Base as of the prior rider anniversary multiplied by the current Annual Credit percentage, as shown in the Rate Sheet Prospectus Supplement.
•	Single Life: The Benefit Base will be increased by the Annual Credit.
•	Joint Life: The Benefit Base will be set to the greater of the current Benefit Base, or the Benefit Base on the prior rider anniversary increased by the Annual Credit and any additional purchase payments since the prior rider anniversary.
The Withdrawal Adjustment Base will be set as follows:
(A)	if no withdrawals have been taken, the Withdrawal Adjustment Base will be set to the Benefit Base determined above, or
(B)	if any withdrawals have been taken, the Withdrawal Adjustment Base will be set to the amount as calculated below:

a × b	where:
c

a	=	the Withdrawal Adjustment Base on the rider anniversary (but prior to rider anniversary processing)
b	=	the Benefit Base determined above
c	=	the Benefit Base on the rider anniversary (but prior to rider anniversary processing)
The Credit Base will be set to zero on the last rider anniversary of a Credit Period after any adjustment to the Withdrawal Adjustment Base and Benefit Base, and there will be no additional Annual Credits unless the Credit Period restarts due to a step-up of the Benefit Base.
The Credit Base will be permanently set to zero on the later of: A) the rider anniversary on or after the owner’s 95th birthday or (B) the rider anniversary equal to the Credit Period duration, as shown in the Rate Sheet Supplement.
•	Annual Step-Ups: Beginning with the first rider anniversary, an Annual Step-Up may be available. If you decline any increase to the annual rider fee, future Annual Step-Ups will no longer be available.
The Annual Step-Up will take place on any rider anniversary where the contract value (after charges are deducted) is greater than the Benefit Base after any annual credit is added. If an annual step-up is executed, the Benefit Base, Credit Base and Lifetime Payment Percentage will be adjusted as follows:
•	The Benefit Base (after any Annual Credit is added) will be increased to the contract value, if greater.
•	The Credit Base will be increased to the contract value and the Credit Period will restart, if there is an increase to Benefit Base due to an Annual Step-Up.
•	If the Covered Person’s attained age (Joint Life: younger Covered Spouse’s attained age) on the rider anniversary is in a higher Age Band, then the higher Age Band will be used to determine the appropriate Lifetime Payment Percentage, regardless of any prior withdrawals. The higher Age Band will be used even if there was no Annual Step-Up due to the maximum Benefit Base limitation
•	The Withdrawal Adjustment Base on rider anniversaries: If you did not decline an increase to the annual rider fee, the Withdrawal Adjustment Base (after any Annual Credit is added) will be increased to the contract value, if greater.
Other Provisions
Required Minimum Distributions (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the Current Annual Payment, the portion of your RMD that exceeds the Current Annual Payment will not be subject to Excess Withdrawal Processing provided that the following conditions are met:
•	The Current Annual Payment is established;
•	The RMD is for your contract alone;
•	The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
•	The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.
If the Current Annual Payment is not established, the RMD will be subject to Excess Withdrawal Processing. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to Excess Withdrawal Processing.

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See Appendix L for additional information.
Spousal Option to Continue the Contract upon Owner’s Death (Spousal Continuation):
Single Life: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 4 Plus — Single Life rider terminates.
Joint Life: If a surviving spouse is a Covered Spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource 4 Plus — Joint Life rider also continues. The surviving Covered Spouse can name a new beneficiary; however, a new Covered Spouse cannot be added to the rider (see “Benefits in Case of Death – If you Die Before the Annuitization Start Date”).
If you did not decline an increase to the annual rider fee, at the time of spousal continuation, a step-up may be available. All Annual Step-Up rules (see “Rider Anniversary Processing — Annual Step-Up” heading above) also apply to the spousal continuation step-up except that the Remaining Annual Payment will be reduced for any prior withdrawals in that contract year. Also, the Credit Period will restart on the next contract anniversary. The Withdrawal Adjustment Base, if greater than zero, will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.
Rules for Surrender: There is no minimum contract value requirement following a partial surrender. Surrenders will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value.
If your contract value is reduced to zero, the Credit Base, if greater than zero, will be permanently reset to zero, and there will be no additional Annual Credits. Also, the following will occur:
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of market performance, fees or charges, then the owner must wait until the Current Annual Payment would be established, and the Current Annual Payment will be paid annually until the death of the Covered Person (Joint Life: both Covered Spouses) (see “Current Annual Payment Description” above).
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of market performance, fees or charges, or as a result of a withdrawal that is less than or equal to the Remaining Annual Payment (including RMDs that are not subject to Excess Withdrawal Processing as described above), then the owner will receive the Current Annual Payment paid annually until the death of the Covered Person (Joint Life: both Covered Spouses).
In both cases above:
•	These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.
•	We will no longer accept additional purchase payments.
•	No more charges will be collected for the rider.
•	The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year.
•	If the Current Annual Payment is determined by incorrect information regarding the Covered Person's birth date, payments will be adjusted. They will be based on what would have been provided using the correct birth date. Any underpayments made by us will be made up promptly without interest. We reserve the right to recover from you or your estate any amounts overpaid. If there are any future payments under this rider, overpayments made by us will be subtracted, together without interest, and/or as otherwise legally permissible.
•	If the Current Annual Payment is not established and if the contract value is reduced to zero as a result of a withdrawal taken before the Current Annual Payment is established, the rider and the contract will terminate.
•	If the Current Annual Payment is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the Remaining Annual Payment (including RMDs that are subject to Excess Withdrawal Processing as described above), the rider and the contract will terminate.
At Death:
Single Life: The rider will terminate even if the contract is continued under the spousal continuation option.
Joint Life: If the death benefit becomes payable at the death of a Covered Spouse, the surviving Covered Spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving Covered Spouse.
If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:
•	elect to take the death benefit under the terms of the contract, or
•	continue the contract under the spousal continuation option.

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Assignment and Change of Ownership
Single Life: The rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or the Covered person before the change, or is a nonnatural owner (e.g., an individual ownership changed to an irrevocable trust) or a revocable trust, either holding for the sole benefit of the prior owner. Joint ownership and joint annuitants are not allowed while this rider is in force. Exception: ownership changes will not terminate the rider for contracts issued in California.
Joint Life: In order to maintain the joint life benefit, the surviving Covered Spouse must be able to continue the contract under the spousal continuation provision. Therefore, only ownership arrangements that permit such continuation are allowed at rider issue. If the owner is a natural person, only the Covered Spouses can be owners. If there is a non-natural or revocable trust owner, one of the Covered Spouses must be the annuitant. For all contracts except those issued in California, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner or a Covered Spouse before the change, or is a non-natural owner or a revocable trust, holding for the sole benefit of the prior owner. For contracts issued in California, transfer of the ownership of the annuity contract is not limited and the rider will not terminate; however, the Covered Spouses under the rider will not change even if there is an ownership change.
Annuity Provisions: If your annuitization start date is the maximum annuitization start date (see “The Annuitization Start Date”), you can choose one of the payout options available under the contract (see “Annuity Payout Plans”) or an alternative fixed annuity payout option available under the SecureSource 4 Plus rider. If you elect an annuitization start date that is earlier than the maximum annuitization start date, the alternative fixed annuity payout option under the SecureSource 4 Plus rider is not available.
Under the rider’s payout option, you will receive the Current Annual Payment each contract year until the death of the Covered Person (Joint Life: both Covered Spouses). If you choose to receive the Current Annual Payment, the amount payable each year will be equal to the Current Annual Payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that contract year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If the monthly payment is less than $20, we have the right to make a lump sum payment equal to the present value of any remaining future payments. The present value will be calculated on the same mortality and interest rate basis used in Plan B in the contract. For more information on annuity payout plans, please see “The Annuity Payout Period - Annuity Payout Plans.”
If you choose to receive the Current Annual Payment rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date.
The rider payout option may be greater or less than other payout options available under the contract. You should consider your payout options carefully and consult your financial advisor before making a determination.
Rider Termination
The SecureSource 4 Plus rider cannot be terminated either by you or us except as follows:
•	Single Life: after the death benefit is payable, the rider will terminate, even if the Covered Person is still living.
•	Single Life: spousal continuation will terminate the rider, even if the Covered Person is still living.
•	Single Life: for contracts issued in California, after the death of the Covered Person, the rider will terminate.
•	Joint Life: for contracts issued in California, after the death of the last Covered Spouse, the rider will terminate.
•	Joint Life: After the death benefit is payable the rider will terminate if anyone other than a Covered Spouse continues the contract. However, if the Covered Spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.
•	When there are certain assignment and ownership changes as described in the “Assignment and Change of Ownership” section above, the rider will terminate.
•	On the annuitization start date, the rider will terminate, if you choose a payout option available under the contract.
•	You may terminate the rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase. (See “Charges — SecureSource 4 Plus rider charge”).
•	When the contract value is reduced to zero as a result of an Excess Withdrawal as described in the Rules for Surrender Section above, the rider will terminate.
•	Termination of the contract for any reason will terminate the rider.
For an example, see Appendix F.

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Appendix K: Accumulation Protector Benefit Rider Disclosure
Accumulation Protector Benefit Rider
(Available for contract applications signed prior to 3/30/2020)
The Accumulation Protector Benefit rider is an optional benefit that you may select at contract issue for an additional charge. The Accumulation Protector Benefit rider specifies a Waiting Period that ends on the Benefit Date. The Waiting Period is 10 years. The Accumulation Protector Benefit rider provides a one-time adjustment to your contract value on the Benefit Date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that Benefit Date. On the Benefit Date, if the contract value is equal to or greater than the Minimum Contract Accumulation Value, as determined under the Accumulation Protector Benefit rider, the Accumulation Protector Benefit rider ends without value and no benefit is payable.
If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the Waiting Period and before the Benefit Date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. Exception: if you are still living on the Benefit Date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.
The Accumulation Protector Benefit rider is only available to those age 80 or younger at contract issue. If elected, the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the “Terminating the Rider” section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the Waiting Period. The rider ends when the Waiting Period expires, no further benefit will be payable, and no further charges for the rider will be deducted. After the Waiting Period, you have the following options:
•	Continue your contract;
•	Take partial surrenders or make a full surrender; or
•	Annuitize your contract.
The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource Legacy benefit, Enhanced Legacy Benefit or SecureSource series riders.
You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:
•	You must invest in approved investment options. Current approved investment options are Portfolio Stabilizer funds. This requirement limits your choice of investment options. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See “Investment Allocation Restrictions for Certain Benefit Riders” section below and for the list of available funds, see Appendix B: Funds Available Under the Optional Benefits Offered Under the contract – Investment Allocation Restrictions for the Accumulation Protector Benefit Rider or Enhanced Legacy Benefit) You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the approved investment options. You should consult your financial advisor before you purchase the Accumulation Protector Benefit rider. In addition, the Income Guide program will not be available to you (See “Making the Most of Your Contract — The Income Guide Program). We reserve the right to add, remove or substitute approved investment options at any time and in our sole discretion in the future. Any substitution of funds may be subject to the SEC or state insurance departments approval (see “Substitution of Investments”);
•	You may not make additional purchase payments to your contract during the Waiting Period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider. Some exceptions apply. (see “Additional Purchase Payments with Elective Step-Up” below) In addition, we reserve the right to change these additional purchase payment limits, including making further restrictions, upon written notice;
•	If you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;
•	If you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the Waiting Period under the rider, in order to receive the benefit, if any, provided by the rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;

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•	The 10 year Waiting Period under the Accumulation Protector Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and
•	The 10 year Waiting Period under the Accumulation Protector Benefit rider may be restarted if you elect to change your investment option to one that causes the Accumulation Protector Benefit rider fee to increase (see “Waiting Period” below).
Be sure to discuss with your financial advisor whether an Accumulation Protector Benefit rider is appropriate for your situation.
Here are some general terms that are used to describe the operation of the Accumulation Protector Benefit:
Benefit Date: This is the first valuation date immediately following the expiration of the Waiting Period.
Minimum Contract Accumulation Value (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the Benefit Date if the contract value is less than the MCAV on the Benefit Date.
Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received. It is reduced by any adjustments for partial surrenders made during the Waiting Period.
Adjustments for Partial Surrenders: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:
(a)	is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and
(b)	is the MCAV on the date of (but immediately prior to) the partial surrender.
Waiting Period: The Waiting Period for the rider is 10 years. We reserve the right to restart the Waiting Period on the latest contract anniversary if you change your investment option after we have exercised our rights to increase the rider fee. Waiting Period will restart upon elective step-ups and spousal continuation step-ups.
Automatic Step-Up
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:
1.	90% of the contract value on the contract anniversary (after charges are deducted); or
2.	the MCAV immediately prior to the automatic step-up.
The automatic step-up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the automatic step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the Benefit Date.
The automatic step-up of the MCAV does not restart the Waiting Period or increase the fee (although the total charge for the rider may increase).
Elective Step-Up Option
Within thirty days following each contract anniversary after the rider effective date, but prior to the Benefit Date, you may notify us in writing that you wish to exercise the annual elective step-up option. You may exercise this elective step-up option only once per contract year during this 30 day period. If your contract value (after charges are deducted) on the valuation date we receive your written request to step-up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.
We may increase the fee for your rider (see “Charges — Accumulation Protector Benefit Rider Charge”) and the revised fee would apply to your rider if you exercise the annual elective step-up. Elective step-ups will also result in a restart of the Waiting Period as of the most recent contract anniversary.
The elective step-up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step-up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the Benefit Date.
The elective step-up option is not available for inherited IRAs or if the Benefit Date would be after the annuitization start date.
Additional Purchase Payments with Annual Elective Step-Ups
If your MCAV is increased as a result of Elective Step-up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments received during this period.

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Spousal Continuation
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step-up. The spousal continuation elective step-up is in addition to the annual elective step-up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step-up and we have increased the fee for the Accumulation Protector Benefit rider, you will pay the fee that is in effect on the valuation date we receive their written request to step-up. In addition, the Waiting Period will restart as of the most recent contract anniversary.
Assignment and Change of Ownership
Subject to state limitations, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and was an owner before the change, or is a nonnatural owner holding for the sole benefit of the prior owner (e.g., an individual ownership changed to a personal revocable trust).
Terminating the Rider
The rider will terminate under the following conditions:
•	The rider will terminate on the Benefit Date after the rider charge has been deducted and after any adjustment to the contract value due to payment of the rider benefit.
•	The rider will terminate for certain assignment and ownership changes as described in the “Assignment and Change of Ownership” provision above.
•	After the death benefit is payable, unless the spouse continues the contract as described in the “Spousal Continuation” provision above, the rider will terminate.
•	In relation to certain increases to the annual rider fee, your written request will terminate the rider. (See “Charges - Accumulation Protector Benefit rider charge”).
•	The rider will terminate on the annuitization start date.
•	Termination of the contract for any reason will terminate the rider.
For an example, see Appendix F.

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Appendix L: Additional Required Minimum Distribution (RMD) Disclosure
This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource series rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days’ written notice to you.
For contract holders subject to annual RMD rules under the Section 401(a)(9) of the Code, amounts you withdraw from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:
(1)	Each calendar year, if your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the Current Annual Payment.
•	A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the value of Current Annual Payment.
•	The LABA will be reduced by the total of the amount that each withdrawal in the current calendar year exceeds the Remaining Annual Payment at the time of each withdrawal, but shall not be reduced to less than zero.
•	Any withdrawals taken in a contract year will count first against and reduce the Remaining Annual Payment for that contract year.
•	Once the Remaining Annual Payment for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the Current Annual Payment as long as they do not exceed the remaining LABA.
•	Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the Current Annual Payment and will subject the Current Annual Payment to the excess withdrawal processing described by the SecureSource series rider.
The ALERMDA is:
(1)	determined by us each calendar year;
(2)	based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;
(3)	based on the value of this contract alone on the date it is determined;
(4)	based on recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and
(5)	based on the company’s understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder as applicable on the effective date of this prospectus, to:
1.	IRAs under Section 408(b) of the Code;
2.	Roth IRAs under Section 408A of the Code;
3.	SIMPLE IRAs under Section 408(p) of the Code;
4.	Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code;
5.	Custodial and investment only plans under section 401(a) of the Code;
6.	TSAs under Section 403(b) of the Code.
In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your SecureSource series rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available Remaining Annual Payment amount and may result in the reduction of your Current Annual Payment as described under the excess withdrawal provision of the rider.
In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years.
Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource series rider.

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Appendix M: Prospectus Rate Sheet Supplements
The purpose of this appendix is to show historic rates filed with the following Prospectus Rate Sheet Supplements:
•	Rate Sheet Prospectus Supplement dated April 29, 2019 – applicable to contracts with applications signed from 4/29/19 through 10/27/2019;
•	Rate Sheet Prospectus Supplement dated Oct. 14, 2019 – applicable to contracts with applications signed from 10/28/19 through 3/29/2020;
•	Rate Sheet Prospectus Supplement dated March 16, 2020 – applicable to contracts with applications signed from 3/30/2020 through 4/30/2020;
•	Rate Sheet Prospectus Supplement dated May 1, 2020 – applicable to contracts with applications signed from 5/1/2020 through 5/2/2021;
•	Rate Sheet Prospectus Supplement dated May 1, 2021– applicable to contracts with applications signed from 5/3/2021 through 4/28/2022

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Rate Sheet Prospectus Supplement dated April 29, 2019
Product Name	Prospectus Form #/Date
RiverSource RAVA 5 Advantage® Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	S- 6720 CA (4/19)
Rate Sheet Prospectus Supplement
This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with your prospectus. This Supplement must be used in conjunction with the effective RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019) prospectus. If you need another copy of the prospectus, please call us at 1-800-862-7919. Historical rate sheet supplements will be reflected in an appendix to this prospectus. For additional information, you may consult your financial advisor or call us at 1-800-862-7919.
The Rate Sheet Prospectus Supplement has been filed with the Securities and Exchange Commission (the “SEC”) and is also available on the Edgar system at www.sec.gov (File No. 333 - 230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019)).
We are issuing this Supplement to provide the:
•	Current rider fees for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders;
•	Lifetime Payment Percentages and Age Bands for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders;
•	Income Bonus Percentage for the SecureSource 4 and SecureSource 4 Plus optional benefit riders;
•	Annual Credit percentage and Credit Period for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders.
•	Base Doubler age used to determine Base Doubler Date for the SecureSource Core Plus optional benefit rider.
The rider fees, percentages, age bands, credit period and terms, listed below apply to applications signed on or after April 29, 2019.
In order to get these terms, your application must be signed and in good order while this Rate Sheet Prospectus Supplement is in effect. Because we reserve the right to change these terms upon notice as provided below, if your application is not signed and in good order while this Rate Sheet Prospectus Supplement is in effect then you will receive the terms that are in effect on the date that you have a signed application in good order. The rider fees, percentages, age bands, credit period and terms, listed below will not change after your application is signed, except as provided in the prospectus (See “Charges – Optional Living Benefit Charges”; “SecureSource Core Rider – Lifetime Payment Percentage/Annual Credits; “SecureSource Core Plus Rider– Lifetime Payment Percentage/ Annual Credits/Base Doubler”; “SecureSource 4 Rider– Lifetime Payment Percentage /Annual Credits”; “SecureSource 4 Plus Rider– Lifetime Payment Percentage/Annual Credits/Base Doubler”).
The rider fees, percentages, age bands, credit period and terms listed in this Rate Sheet Supplement are subject to change and can be superseded upon14 days prior notice as provided below. We may periodically issue a new Rate Sheet Prospectus Supplement that may reflect different values than the previous Rate Sheet Prospectus Supplement. Please note that any superseding terms do not apply to applications that are already signed and received by us in good order. Changes to the rider fees, percentages, age bands, credit period or terms listed in this Rate Sheet Prospectus Supplement will be disclosed at least 14 days in advance in a new Rate Sheet Prospectus Supplement filed on Edgar at www.sec.gov (File No. 333 – 230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)).
RIDER FEES
Rider	Single Life Option	Joint Life Option
SecureSource CoreSM	1.30%	1.40%
SecureSource Core PlusSM	1.50%	1.70%
SecureSource 4®	1.00%	1.15%
SecureSource 4 Plus®	1.30%	1.55%
(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)
LIFETIME PAYMENT PERCENTAGE
The Lifetime Payment Percentage is used to calculate the Current Annual Payment.

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SecureSource Core Rider
Age Bands	Lifetime Payment Percentage – Single Life	Lifetime Payment Percentage – Joint Life
50-58	3.50%	3.20%
59-64	4.50%	4.20%
65-69	5.50%	5.20%
70-74	5.75%	5.45%
75-79	6.00%	5.70%
80+	6.50%	6.20%
SecureSource Core Plus Rider
Age Bands	Lifetime Payment Percentage – Single Life	Lifetime Payment Percentage – Joint Life
50-58	3.50%	3.20%
59-64	4.50%	4.20%
65-69	5.50%	5.20%
70-74	5.75%	5.45%
75-79	6.00%	5.70%
80+	6.50%	6.20%
SecureSource 4 Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	3.00%	2.75%	1.00%
59-64	4.00%	3.75%	1.00%
65-69	5.00%	4.75%	1.00%
70-74	5.25%	5.00%	1.00%
75-79	5.50%	5.25%	1.00%
80+	6.00%	5.75%	1.00%
SecureSource 4 Plus Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	3.30%	3.20%	1.00%
59-64	4.30%	4.20%	1.00%
65-69	5.30%	5.20%	1.00%
70-74	5.55%	5.45%	1.00%
75-79	5.80%	5.70%	1.00%
80+	6.30%	6.20%	1.00%
ANNUAL CREDIT PERCENTAGE AND CrEDIT PERIOD:
Rider	Annual Credit Percentage	Credit Period
SecureSource CoreSM	6%	12 years
SecureSource Core PlusSM	7%	12 years
SecureSource 4®	6%	12 years
SecureSource 4 Plus®	6%	12 years
BASE DOUBLER AGE for the SecureSource CORE PLUS rider:
Base Doubler age is 70.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6720-1 (4/19)

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Rate Sheet Prospectus Supplement dated October 14, 2019 to the Prospectus Dated April 29, 2019
Product Name	Prospectus Form #
RiverSource RAVA 5 Advantage® Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	S- 6720 CA (4/19)
Rate Sheet Prospectus Supplement
This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with your prospectus. This Supplement must be used in conjunction with the effective RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019) prospectus. If you need another copy of the prospectus, please call us at 1-800-862-7919. Historical rate sheet supplements will be reflected in an appendix to this prospectus. For additional information, you may consult your financial advisor or call us at 1-800-862-7919.
The Rate Sheet Prospectus Supplement has been filed with the Securities and Exchange Commission (the “SEC”) and is also available on the Edgar system at www.sec.gov (File No. 333 - 230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019)).
We are issuing this Supplement to provide the:
•	Current rider fees for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders;
•	Lifetime Payment Percentages and Age Bands for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders;
•	Income Bonus Percentage for the SecureSource 4 and SecureSource 4 Plus optional benefit riders;
•	Annual Credit percentage and Credit Period for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders.
•	Base Doubler age used to determine Base Doubler Date for the SecureSource Core Plus optional benefit rider.
The rider fees, percentages, age bands, credit period and terms listed below apply to applications signed on or after October 28, 2019.
In order to get these terms, your application must be signed and in good order while this Rate Sheet Prospectus Supplement is in effect. Because we reserve the right to change these terms upon notice as provided below, if your application is not signed and in good order while this Rate Sheet Prospectus Supplement is in effect then you will receive the terms that are in effect on the date that you have a signed application in good order. The rider fees, percentages, age bands, credit period and terms, listed below will not change after your application is signed, except as provided in the prospectus (See “Charges – Optional Living Benefit Charges”; “SecureSource Core Rider – Lifetime Payment Percentage/Annual Credits; “SecureSource Core Plus Rider – Lifetime Payment Percentage/ Annual Credits/Base Doubler”; “SecureSource 4 Rider – Lifetime Payment Percentage /Annual Credits”; “SecureSource 4 Plus Rider – Lifetime Payment Percentage/Annual Credits/Base Doubler”).
The rider fees, percentages, age bands, credit period and terms listed in this Rate Sheet Supplement are subject to change and can be superseded upon 14 days prior notice as provided below. We may periodically issue a new Rate Sheet Prospectus Supplement that may reflect different values than the previous Rate Sheet Prospectus Supplement. Please note that any superseding terms do not apply to applications that are already signed and received by us in good order. Changes to the rider fees, percentages, age bands, credit period or terms listed in this Rate Sheet Prospectus Supplement will be disclosed at least 14 days in advance in a new Rate Sheet Prospectus Supplement filed on Edgar at www.sec.gov (File No. 333 – 230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)).
RIDER FEES
Rider	Single Life Option	Joint Life Option
SecureSource CoreSM	1.45%	1.55%
SecureSource Core PlusSM	1.65%	1.85%
SecureSource 4®	1.35%	1.50%
SecureSource 4 Plus®	1.45%	1.70%
(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)

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LIFETIME PAYMENT PERCENTAGE
The Lifetime Payment Percentage is used to calculate the Current Annual Payment.
SecureSource Core Rider
Age Bands	Lifetime Payment Percentage – Single Life	Lifetime Payment Percentage – Joint Life
50-58	3.30%	2.90%
59-64	4.30%	3.90%
65-69	5.30%	4.90%
70-74	5.55%	5.15%
75-79	5.80%	5.40%
80+	6.30%	5.90%
SecureSource Core Plus Rider
Age Bands	Lifetime Payment Percentage – Single Life	Lifetime Payment Percentage – Joint Life
50-58	3.30%	2.90%
59-64	4.30%	3.90%
65-69	5.30%	4.90%
70-74	5.55%	5.15%
75-79	5.80%	5.40%
80+	6.30%	5.90%
SecureSource 4 Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	3.00%	2.75%	1.00%
59-64	4.00%	3.75%	1.00%
65-69	5.00%	4.75%	1.00%
70-74	5.25%	5.00%	1.00%
75-79	5.50%	5.25%	1.00%
80+	6.00%	5.75%	1.00%
SecureSource 4 Plus Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	3.10%	2.90%	1.00%
59-64	4.10%	3.90%	1.00%
65-69	5.10%	4.90%	1.00%
70-74	5.35%	5.15%	1.00%
75-79	5.60%	5.40%	1.00%
80+	6.10%	5.90%	1.00%
ANNUAL CREDIT PERCENTAGE AND CrEDIT PERIOD:
Rider	Annual Credit Percentage	Credit Period
SecureSource CoreSM	6%	10 years
SecureSource Core PlusSM	7%	10 years
SecureSource 4®	6%	10 years
SecureSource 4 Plus®	6%	10 years
BASE DOUBLER AGE for the SecureSource CORE PLUS rider:
Base Doubler age is 70.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6720-4 A (10/19)

176    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

Rate Sheet Prospectus Supplement dated March 16, 2020 to the Prospectus Dated April 29, 2019
Product Name	Prospectus Form #
RiverSource RAVA 5 Advantage® Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	S- 6720 CA (4/19)
Rate Sheet Prospectus Supplement
This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with your prospectus. This Supplement must be used in conjunction with the effective RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019) prospectus. If you need another copy of the prospectus, please call us at 1-800-862-7919. Historical rate sheet supplements will be reflected in an appendix to this prospectus. For additional information, you may consult your financial advisor or call us at 1-800-862-7919.
The Rate Sheet Prospectus Supplement has been filed with the Securities and Exchange Commission (the “SEC”) and is also available on the Edgar system at www.sec.gov (File No. 333 - 230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019)).
We are issuing this Supplement to provide the:
•	Current rider fees for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders;
•	Lifetime Payment Percentages and Age Bands for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders;
•	Income Bonus Percentage for the SecureSource 4 and SecureSource 4 Plus optional benefit riders;
•	Annual Credit percentage and Credit Period for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders.
•	Base Doubler age used to determine Base Doubler Date for the SecureSource Core Plus optional benefit rider.
The rider fees, percentages, age bands, credit period and terms listed below apply to applications signed on or after MARCH 30, 2020.
In order to get these terms, your application must be signed and in good order while this Rate Sheet Prospectus Supplement is in effect. Because we reserve the right to change these terms upon notice as provided below, if your application is not signed and in good order while this Rate Sheet Prospectus Supplement is in effect then you will receive the terms that are in effect on the date that you have a signed application in good order. The rider fees, percentages, age bands, credit period and terms, listed below will not change after your application is signed, except as provided in the prospectus (See “Charges – Optional Living Benefit Charges”; “SecureSource Core Rider – Lifetime Payment Percentage/Annual Credits; “SecureSource Core Plus Rider – Lifetime Payment Percentage/ Annual Credits/Base Doubler”; “SecureSource 4 Rider – Lifetime Payment Percentage /Annual Credits”; “SecureSource 4 Plus Rider – Lifetime Payment Percentage/Annual Credits/Base Doubler”).
The rider fees, percentages, age bands, credit period and terms listed in this Rate Sheet Supplement are subject to change and can be superseded upon 14 days prior notice as provided below. We may periodically issue a new Rate Sheet Prospectus Supplement that may reflect different values than the previous Rate Sheet Prospectus Supplement. Please note that any superseding terms do not apply to applications that are already signed and received by us in good order. Changes to the rider fees, percentages, age bands, credit period or terms listed in this Rate Sheet Prospectus Supplement will be disclosed at least 14 days in advance in a new Rate Sheet Prospectus Supplement filed on Edgar at www.sec.gov (File No. 333 – 230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)).
RIDER FEES
Rider	Single Life Option	Joint Life Option
SecureSource CoreSM	1.60%	1.70%
SecureSource Core PlusSM	N/A	N/A
SecureSource 4®	1.55%	1.65%

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    177

Rider	Single Life Option	Joint Life Option
SecureSource 4 Plus®	1.70%	1.80%
(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)
LIFETIME PAYMENT PERCENTAGE
The Lifetime Payment Percentage is used to calculate the Current Annual Payment.
SecureSource Core Rider
Age Bands	Lifetime Payment Percentage – Single Life	Lifetime Payment Percentage – Joint Life
50-58	3.00%	2.60%
59-64	4.00%	3.60%
65-69	5.00%	4.60%
70-74	5.20%	4.70%
75-79	5.35%	4.85%
80+	5.50%	5.00%
SecureSource Core Plus Rider
Age Bands	Lifetime Payment Percentage – Single Life	Lifetime Payment Percentage – Joint Life
50-58	N/A	N/A
59-64	N/A	N/A
65-69	N/A	N/A
70-74	N/A	N/A
75-79	N/A	N/A
80+	N/A	N/A
SecureSource 4 Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.80%	2.45%	1.00%
59-64	3.80%	3.45%	1.00%
65-69	4.80%	4.45%	1.00%
70-74	5.00%	4.55%	1.00%
75-79	5.15%	4.70%	1.00%
80+	5.30%	4.85%	1.00%
SecureSource 4 Plus Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.80%	2.45%	1.00%
59-64	3.80%	3.45%	1.00%
65-69	4.80%	4.45%	1.00%
70-74	5.00%	4.55%	1.00%
75-79	5.15%	4.70%	1.00%
80+	5.30%	4.85%	1.00%
ANNUAL CREDIT PERCENTAGE AND CrEDIT PERIOD:
Rider	Annual Credit Percentage	Credit Period
SecureSource CoreSM	6%	10 years
SecureSource Core PlusSM	N/A	N/A
SecureSource 4®	6%	10 years
SecureSource 4 Plus®	7%	10 years

178    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

BASE DOUBLER AGE for the SecureSource CORE PLUS rider:
Base Doubler age is N/A.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6720-7A (03/20)

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    179

Rate Sheet Prospectus Supplement dated May 1, 2020 to the Prospectus Dated May 1, 2020
Product Name	Prospectus Form #
RiverSource RAVA 5 Advantage® Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	S- 6720 CG (5/20)
Rate Sheet Prospectus Supplement
This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with your prospectus. This Supplement must be used in conjunction with the effective RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019) prospectus. If you need another copy of the prospectus, please call us at 1-800-862-7919. Historical rate sheet supplements are reflected in Appendix M to this prospectus. For additional information, you may consult your financial advisor or call us at 1-800-862-7919.
The Rate Sheet Prospectus Supplement has been filed with the Securities and Exchange Commission (the “SEC”) and is also available on the Edgar system at www.sec.gov (File No. 333 - 230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019)).
We are issuing this Supplement to provide the:
•	Current rider fees for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders;
•	Lifetime Payment Percentages and Age Bands for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders;
•	Income Bonus Percentage for the SecureSource 4 and SecureSource 4 Plus optional benefit riders;
•	Annual Credit percentage and Credit Period for the SecureSource Core, SecureSource Core Plus, SecureSource 4, and SecureSource 4 Plus optional benefit riders.
•	Base Doubler age and Base Doubler duration used to determine Base Doubler Date for the SecureSource Core Plus optional benefit rider.
The rider fees, percentages, age bands, credit period and terms listed below apply to applications signed on or after May 1, 2020.
In order to get these terms, your application must be signed and in good order while this Rate Sheet Prospectus Supplement is in effect. Because we reserve the right to change these terms upon notice as provided below, if your application is not signed and in good order while this Rate Sheet Prospectus Supplement is in effect then you will receive the terms that are in effect on the date that you have a signed application in good order. The rider fees, percentages, age bands, credit period and terms, listed below will not change after your application is signed, except as provided in the prospectus (See “Charges – Optional Living Benefit Charges”; “SecureSource Core Rider – Lifetime Payment Percentage/Annual Credits; “SecureSource Core Plus Rider – Lifetime Payment Percentage/ Annual Credits/Base Doubler”; “SecureSource 4 Rider – Lifetime Payment Percentage /Annual Credits”; “SecureSource 4 Plus Rider – Lifetime Payment Percentage/Annual Credits”).
The rider fees, percentages, age bands, credit period and terms listed in this Rate Sheet Supplement are subject to change and can be superseded upon 7 calendar days prior notice as provided below. We may periodically issue a new Rate Sheet Prospectus Supplement that may reflect different values than the previous Rate Sheet Prospectus Supplement. Please note that any superseding terms do not apply to applications that are already signed and received by us in good order. Changes to the rider fees, percentages, age bands, credit period or terms listed in this Rate Sheet Prospectus Supplement will be disclosed at least 7 calendar days in advance in a new Rate Sheet Prospectus Supplement filed on Edgar at www.sec.gov (File No. 333-230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)).
RIDER FEES
Rider	Single Life Option	Joint Life Option
SecureSource CoreSM	1.60%	1.70%
SecureSource Core PlusSM	N/A	N/A
SecureSource 4®	1.55%	1.65%
SecureSource 4 Plus®	1.70%	1.80%
(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)

180    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

LIFETIME PAYMENT PERCENTAGE
The Lifetime Payment Percentage is used to calculate the Current Annual Payment.
SecureSource Core Rider
Age Bands	Lifetime Payment Percentage – Single Life	Lifetime Payment Percentage – Joint Life
50-58	3.00%	2.60%
59-64	4.00%	3.60%
65-69	5.00%	4.60%
70-74	5.20%	4.70%
75-79	5.35%	4.85%
80+	5.50%	5.00%
SecureSource Core Plus Rider
Age Bands	Lifetime Payment Percentage – Single Life	Lifetime Payment Percentage – Joint Life
50-58	N/A	N/A
59-64	N/A	N/A
65-69	N/A	N/A
70-74	N/A	N/A
75-79	N/A	N/A
80+	N/A	N/A
SecureSource 4 Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.80%	2.45%	1.00%
59-64	3.80%	3.45%	1.00%
65-69	4.80%	4.45%	1.00%
70-74	5.00%	4.55%	1.00%
75-79	5.15%	4.70%	1.00%
80+	5.30%	4.85%	1.00%
SecureSource 4 Plus Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.80%	2.45%	1.00%
59-64	3.80%	3.45%	1.00%
65-69	4.80%	4.45%	1.00%
70-74	5.00%	4.55%	1.00%
75-79	5.15%	4.70%	1.00%
80+	5.30%	4.85%	1.00%
ANNUAL CREDIT PERCENTAGE AND CrEDIT PERIOD:
Rider	Annual Credit Percentage	Credit Period
SecureSource CoreSM	6%	10 years
SecureSource Core PlusSM	N/A	N/A
SecureSource 4®	6%	10 years
SecureSource 4 Plus®	7%	10 years
BASE DOUBLER AGE and duration for the SecureSource CORE PLUS rider:
Base Doubler age is N/A and Base Doubler duration is N/A.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6720-4 A (5/20)

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    181

Rate Sheet Prospectus Supplement dated May 1, 2021 to the Prospectus Dated May 1, 2021
Product Name	Prospectus Form #
RiverSource RAVA 5 Advantage® Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	S- 6720 CH (5/21)
Rate Sheet Prospectus Supplement
This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with your prospectus. This Supplement must be used in conjunction with the effective RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed or after April 29, 2019) prospectus. If you need another copy of the prospectus, please call us at 1-800-862-7919. Historical rate sheet supplements are reflected in Appendix M to this prospectus. For additional information, you may consult your financial advisor or call us at 1-800-862-7919.
The Rate Sheet Prospectus Supplement has been filed with the Securities and Exchange Commission (the “SEC”) and is also available on the Edgar system at www.sec.gov (File No. 333 - 230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)).
We are issuing this Supplement to provide the:
•	Current rider fees for the SecureSource Tempo, SecureSource Core 2, SecureSource 5 and SecureSource 5 Plus optional benefit riders;
•	Lifetime Payment Percentages and Age Bands for the SecureSource Tempo, SecureSource Core 2, SecureSource 5 and SecureSource 5 Plus optional benefit riders;
•	Income Bonus Percentage for the SecureSource Tempo, SecureSource 5 and SecureSource 5 Plus optional benefit riders;
•	Annual Credit percentage and Credit Period for the SecureSource Core 2, SecureSource 5 and SecureSource 5 Plus optional benefit riders;
•	Credit Multiplier, Maximum Credit percentage, Maximum Credit Carryover percentage for the SecureSource Tempo optional benefit riders.
The rider fees, percentages, age bands, credit period and terms listed below apply to applications signed on or after May 3, 2021.
In order to get these terms, your application must be signed and in good order while this Rate Sheet Prospectus Supplement is in effect. Because we reserve the right to change these terms upon notice as provided below, if your application is not signed and in good order while this Rate Sheet Prospectus Supplement is in effect then you will receive the terms that are in effect on the date that you have a signed application in good order. The rider fees, percentages, age bands, credit period and terms, listed below will not change after your application is signed, except as provided in the prospectus (See “Charges – Optional Living Benefit Charges”; “SecureSource Tempo Rider – Lifetime Payment Percentage/Returns-linked Credit”; “SecureSource Core 2 Rider – Lifetime Payment Percentage/Annual Credits; “SecureSource 5 Rider – Lifetime Payment Percentage /Annual Credits”; “SecureSource 5 Plus Rider – Lifetime Payment Percentage/Annual Credits”; SecureSource Core 2 Rider – Lifetime Payment Percentage/Annual Credits).
The rider fees, percentages, age bands, credit period and terms listed in this Rate Sheet Supplement are subject to change and can be superseded upon 7 calendar days prior notice as provided below. Please note that any superseding terms do not apply to applications that are already signed and received by us in good order. Changes to the rider fees, percentages, age bands, credit period or terms listed in this Rate Sheet Prospectus Supplement will be disclosed at least 7 calendar days in advance in a new Rate Sheet Prospectus Supplement filed on Edgar at www.sec.gov (File No. 333-230376 for the RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)).
current RIDER FEES
Rider	Single Life Option	Joint Life Option
SecureSource TempoSM	1.55%	1.65%
SecureSource 5SM	1.55%	1.65%
SecureSource 5 PlusSM	1.70%	1.80%
SecureSource Core 2SM	1.60%	1.70%
(Charged annually on the contract anniversary as a percentage of contract value or the Benefit Base, whichever is greater.)

182    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

LIFETIME PAYMENT PERCENTAGE and income bonus percentage
The Lifetime Payment Percentage is used to calculate the Current Annual Payment.
SecureSource Tempo Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.60%	2.30%	1.00%
59-64	3.60%	3.30%	1.00%
65-69	4.70%	4.30%	1.00%
70-74	4.90%	4.40%	1.00%
75-79	5.00%	4.55-%	1.00%
80+	5.10%	4.65%	1.00%
SecureSource 5 Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.60%	2.30%	1.00%
59-64	3.60%	3.30%	1.00%
65-69	4.70%	4.30%	1.00%
70-74	4.90%	4.40%	1.00%
75-79	5.00%	4.55-%	1.00%
80+	5.10%	4.65%	1.00%
SecureSource 5 Plus Rider
Age Bands	Minimum Lifetime Payment Percentage – Single Life	Minimum Lifetime Payment Percentage – Joint Life	Income Bonus Percentage
50-58	2.60%	2.30%	1.00%
59-64	3.60%	3.30%	1.00%
65-69	4.70%	4.30%	1.00%
70-74	4.90%	4.40%	1.00%
75-79	5.00%	4.55-%	1.00%
80+	5.10%	4.65%	1.00%
SecureSource Core 2 Rider
Age Bands	Lifetime Payment Percentage – Single Life	Lifetime Payment Percentage – Joint Life
50-58	3.00%	2.50%
59-64	4.00%	3.50%
65-69	5.00%	4.50%
70-74	5.20%	4.60%
75-79	5.35%	4.85%
80+	5.50%	5.00%
ANNUAL CREDIT PERCENTAGE AND CrEDIT PERIOD:
Rider	Annual Credit Percentage	Credit Period
SecureSource TempoSM	N/A	15 years
SecureSource 5SM	5%	10 years
SecureSource 5 PlusSM	6%	10 years
SecureSource Core 2SM	5%	10 years
credit multiplier, MAXIMUM CREDIT PERCENTAGE AND MAXIMUM CARRYOVER PERCENTAGE for the SecureSource tempo rider:
Credit Multiplier is 200%, Maximum Credit Percentage is 10% and Maximum Carryover Percentage is 10%.

RiverSource RAVA 5 Advantage Variable Annuity — Prospectus    183

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6720-13 A (5/21)

184    RiverSource RAVA 5 Advantage Variable Annuity — Prospectus

The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.
Reports and other information about RiverSource Variable Account 10 are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000212360
© 2008-2022 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9101_12_A01_(4/22)

STATEMENT OF ADDITIONAL INFORMATION FOR

RIVERSOURCE® RETIREMENT ADVISOR VARIABLE ANNUITY

RIVERSOURCE® RETIREMENT ADVISOR ADVANTAGE VARIABLE ANNUITY

RIVERSOURCE® RETIREMENT ADVISOR SELECT VARIABLE ANNUITY

RIVERSOURCE® RETIREMENT ADVISOR ADVANTAGE PLUS VARIABLE ANNUITY

RIVERSOURCE® RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY

RIVERSOURCE® RETIREMENT ADVISOR 4 ADVANTAGE® VARIABLE ANNUITY

RIVERSOURCE® RETIREMENT ADVISOR 4 SELECT® VARIABLE ANNUITY

RIVERSOURCE® RETIREMENT ADVISOR 4 ACCESS® VARIABLE ANNUITY

RIVERSOURCE® RAVA 5 ADVANTAGE® VARIABLE ANNUITY

(Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)

RIVERSOURCE® RAVA 5 SELECT® VARIABLE ANNUITY

(Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)

RIVERSOURCE® RAVA 5 ACCESS® VARIABLE ANNUITY

(Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)

RIVERSOURCE® RAVA 5 ADVANTAGE® VARIABLE ANNUITY

(Offered for contract applications signed prior to April 30, 2012)

RIVERSOURCE® RAVA 5 SELECT® VARIABLE ANNUITY

(Offered for contract applications signed prior to April 30, 2012)

RIVERSOURCE® RAVA 5 ACCESS® VARIABLE ANNUITY

(Offered for contract applications signed prior to April 30, 2012)

RIVERSOURCE® RAVA 5 ADVANTAGE® VARIABLE ANNUITY

(Offered for contract applications signed on or after April 29, 2013)

RIVERSOURCE® RAVA 5 SELECT® VARIABLE ANNUITY

(Offered for contract applications signed on or after April 29, 2013)

RIVERSOURCE® RAVA 5 ACCESS® VARIABLE ANNUITY

(Offered for contract applications signed on or after April 29, 2013)

RIVERSOURCE® RAVA 5 ADVANTAGE® VARIABLE ANNUITY

(Offered for contract applications signed on or after April 29, 2019)

RIVERSOURCE® RAVA 5 CHOICESM VARIABLE ANNUITY

RIVERSOURCE® RAVA 5 ACCESS® VARIABLE ANNUITY

(Offered for contract applications signed on or after June 22, 2020)

RIVERSOURCE® RAVA Apex VARIABLE ANNUITY

RIVERSOURCE® RAVA Vista VARIABLE ANNUITY

RIVERSOURCE® FLEXIBLE PORTFOLIO ANNUITY

RIVERSOURCE® RETIREMENT GROUP ANNUITY CONTRACT I

RIVERSOURCE® RETIREMENT GROUP ANNUITY CONTRACT II

RIVERSOURCE VARIABLE ACCOUNT 10

April 29, 2022

RiverSource Variable Account 10 is a separate account of RiverSource Life Insurance Company (RiverSource Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

This SAI contains financial information for all the subaccounts of RiverSource Variable Account 10. Not all subaccounts of RiverSource Variable Account 10 apply to your specific contract.

RiverSource Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

1-800-862-7919

SAI9010_12_A01_(04/22)

2	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Company

We are RiverSource Life insurance Company (the “Company”, “we”, “our” and “us”). We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 829 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc. We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts (including indexed linked annuity contracts) and life insurance policies.

Non-Principal Risks of Investing in the Contracts

Fund of Funds Risk. Funds that are “funds of funds” (or “feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return.

Money Market Fund Sub-Account Delay of Payment Risk. If, pursuant to SEC rules, a Fund that is a money market fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, full surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated.

Mixed and Shared Funding Risk. Fund shares may be sold to our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Owner’s investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another underlying Fund.

BUSINESS CONTINUITY/DISASTER RECOVERY

Disruptive events, including natural or man-made disasters and public health crises may adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations could interfere with processing of transactions (including the issuance of contracts). Also, disruptions may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or service providers are able to work remotely. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that RiverSource Life, the Funds or our service providers will avoid losses affecting your policy due to a disaster or other catastrophe.

Services

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with the following affiliated entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. We may modify, terminate, or enter into new arrangements with third party service providers at any time.

Affiliated entities that provide a significant amount of services to RiverSource Life are listed in the table below, along with a description of the services provided and the basis for remuneration.

Name of Service Provider	Services Provided	Basis for Remuneration
Ameriprise Financial, Inc. (“AFI”)	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

Ameriprise India Private Limited (“Amp India”)	Administrative support related to new business and servicing of existing contracts and policies	Head count

The aggregate dollar amount paid to AFI by RiverSource Life for the services provided in 2021 was $20,285,993, in 2020 was $21,440,537 and in 2019 was $22,111,723.

The aggregate dollar amount paid to Amp India by RiverSource Life for the services provided in 2021 was $3,017,114, in 2020 was $3,019,350 and in 2019 was $2,579,630.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	3

Calculating Annuity Payouts

THE VARIABLE ACCOUNT

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payout, we:

•	determine the dollar value of your contract on the valuation date and deduct any applicable premium tax; then

•	apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

•	the annuity unit value on the valuation date; by

•	the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

•	the net investment factor; and

•	the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor: We determine the net investment factor by:

•	adding the fund’s current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

•	dividing that sum by the previous adjusted net asset value per share; and

•	subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

THE FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

•	take the value of your fixed account at the retirement/settlement date or the date you selected to begin receiving your annuity payouts; then

•	using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

4	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Rating Agencies

We receive ratings from independent rating agencies. These agencies evaluate the creditworthiness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency ratings given to RiverSource Life, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors) serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). RiverSource Distributors is not required to sell any specific number or dollar amount of securities, but will use its best efforts to sell the securities offered. The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with RiverSource Life and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life for the variable accounts in 2021 was $494,414,780, in 2020 was $400,566,242 and in 2019 was $399,982,525. RiverSource Distributors retained no underwriting commissions from the sale of the contracts.

Independent Registered Public Accounting Firm

The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2021 and December 31, 2020 and for each of the three years in the period ended December 31, 2021 and the financial statements of each of the divisions of RiverSource Variable Account 10 as of December 31, 2021 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2020 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides accounting and auditing services to RiverSource Life and the variable account. PricewaterhouseCoopers LLP’s principal business address is 45 South Seventh Street, Suite 3400, Minneapolis MN 55402.

Custodian

RiverSource Life is the custodian of the assets of RiverSource Variable Account 10. RiverSource Life holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the contracts. RiverSource Life’s principal offices are located at 70100 Ameriprise Financial Center, Minneapolis MN 55474.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY

AND CONTRACT OWNERS OF RIVERSOURCE VARIABLE ACCOUNT 10

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Account 10, as indicated in Note 1, sponsored by RiverSource Life Insurance Company, as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Account 10 as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Account 10 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Account 10 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2022

We have served as the auditor of one or more of the divisions of RiverSource Variable Account 10 since 2010.

6	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B
Assets
Investments, at fair value(1),(2)	$11,850,275	$11,644,531	$82,839,832	$81,262,397	$152,637,108
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	18	997	576	71,119	410,827
Receivable for share redemptions	11,786	16,443	70,612	60,940	157,583
Total assets	11,862,079	11,661,971	82,911,020	81,394,456	153,205,518

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,908	9,378	61,745	60,940	139,741
Contract terminations	878	7,065	8,867	—	17,842
Payable for investments purchased	18	997	576	71,119	410,827
Total liabilities	11,804	17,440	71,188	132,059	568,410
Net assets applicable to contracts in accumulation period	11,849,457	11,567,325	82,543,209	81,118,082	152,558,822
Net assets applicable to contracts in payment period	—	77,206	296,623	144,315	75,994
Net assets applicable to seed money	818	—	—	—	2,292
Total net assets	$11,850,275	$11,644,531	$82,839,832	$81,262,397	$152,637,108
(1) Investment shares	797,998	265,857	2,293,462	5,202,458	1,781,687
(2) Investments, at cost	$10,065,389	$8,264,514	$57,386,943	$79,591,097	$103,921,162

December 31, 2021 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Assets
Investments, at fair value(1),(2)	$24,847,988	$26,282,686	$55,857,530	$122,034,800	$29,707,330
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	13,840	9,950	28,505	12,323
Receivable for share redemptions	18,491	20,450	48,957	112,184	44,052
Total assets	24,866,479	26,316,976	55,916,437	122,175,489	29,763,705

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	17,941	20,450	44,825	104,316	26,229
Contract terminations	550	—	4,132	7,868	17,823
Payable for investments purchased	—	13,840	9,950	28,505	12,323
Total liabilities	18,491	34,290	58,907	140,689	56,375
Net assets applicable to contracts in accumulation period	24,186,614	26,093,918	55,712,710	121,813,409	29,643,782
Net assets applicable to contracts in payment period	661,223	188,768	143,632	220,307	62,790
Net assets applicable to seed money	151	—	1,188	1,084	758
Total net assets	$24,847,988	$26,282,686	$55,857,530	$122,034,800	$29,707,330
(1) Investment shares	1,084,591	12,947,136	1,589,571	8,691,937	3,368,178
(2) Investments, at cost	$17,868,632	$37,352,273	$36,426,241	$92,014,973	$30,292,033

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	7

Statement of Assets and Liabilities

December 31, 2021 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I
Assets
Investments, at fair value(1),(2)	$9,340,897	$24,399,573	$42,770,667	$60,002,069	$30,851,432
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	683	11,110	19,605	—	706
Receivable for share redemptions	6,652	18,157	113,630	113,146	22,594
Total assets	9,348,232	24,428,840	42,903,902	60,115,215	30,874,732

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,652	18,157	34,239	47,077	21,784
Contract terminations	—	—	79,391	66,069	810
Payable for investments purchased	683	11,110	19,605	—	706
Total liabilities	7,335	29,267	133,235	113,146	23,300
Net assets applicable to contracts in accumulation period	9,262,303	24,204,473	42,627,410	59,688,708	30,451,009
Net assets applicable to contracts in payment period	78,594	195,100	143,257	313,361	400,423
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$9,340,897	$24,399,573	$42,770,667	$60,002,069	$30,851,432
(1) Investment shares	628,593	1,645,285	1,707,412	1,971,159	2,256,871
(2) Investments, at cost	$6,114,396	$15,319,656	$31,190,450	$34,781,894	$17,607,053

December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 2
Assets
Investments, at fair value(1),(2)	$178,572,777	$92,142,404	$25,774,563	$22,500,291	$25,050,636
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	10,329	14,257	9,389	4,144	354,965
Receivable for share redemptions	195,186	82,721	18,484	19,009	21,129
Total assets	178,778,292	92,239,382	25,802,436	22,523,444	25,426,730

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	146,278	81,859	18,484	18,354	21,129
Contract terminations	48,908	862	—	655	—
Payable for investments purchased	10,329	14,257	9,389	4,144	354,965
Total liabilities	205,515	96,978	27,873	23,153	376,094
Net assets applicable to contracts in accumulation period	178,141,805	91,754,261	25,700,023	22,438,701	25,050,594
Net assets applicable to contracts in payment period	430,376	387,698	74,540	61,590	—
Net assets applicable to seed money	596	445	—	—	42
Total net assets	$178,572,777	$92,142,404	$25,774,563	$22,500,291	$25,050,636
(1) Investment shares	13,044,030	6,407,678	9,271,425	619,501	605,234
(2) Investments, at cost	$111,319,625	$95,643,043	$19,088,090	$16,884,570	$24,382,278

See accompanying notes to financial statements.

8	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3
Assets
Investments, at fair value(1),(2)	$643,716,370	$11,016,155	$143,414,084	$48,058,472	$411,738,866
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	8,698	382	4,377	316	305
Receivable for share redemptions	920,493	10,430	147,277	58,425	541,832
Total assets	644,645,561	11,026,967	143,565,738	48,117,213	412,281,003

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	569,953	9,768	125,308	44,917	350,296
Contract terminations	350,540	662	21,969	13,508	191,536
Payable for investments purchased	8,698	382	4,377	316	305
Total liabilities	929,191	10,812	151,654	58,741	542,137
Net assets applicable to contracts in accumulation period	638,565,008	11,015,152	142,966,649	48,058,085	406,706,457
Net assets applicable to contracts in payment period	5,151,291	—	447,284	—	5,032,409
Net assets applicable to seed money	71	1,003	151	387	—
Total net assets	$643,716,370	$11,016,155	$143,414,084	$48,058,472	$411,738,866
(1) Investment shares	15,396,230	1,949,762	3,609,718	558,041	4,715,827
(2) Investments, at cost	$351,963,744	$10,162,025	$73,330,377	$26,971,566	$114,754,835

December 31, 2021 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3
Assets
Investments, at fair value(1),(2)	$82,698,647	$432,847,667	$13,330,036	$66,168,764	$117,349,831
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	12,879	192	2,118	30,561	101,109
Receivable for share redemptions	80,301	547,097	18,115	66,054	98,147
Total assets	82,791,827	433,394,956	13,350,269	66,265,379	117,549,087

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	77,306	341,627	11,336	60,931	98,147
Contract terminations	2,995	205,470	6,779	5,123	—
Payable for investments purchased	12,879	192	2,118	30,561	101,109
Total liabilities	93,180	547,289	20,233	96,615	199,256
Net assets applicable to contracts in accumulation period	82,698,425	429,504,945	13,327,197	66,165,557	116,976,944
Net assets applicable to contracts in payment period	—	3,342,722	2,351	3,003	372,887
Net assets applicable to seed money	222	—	488	204	—
Total net assets	$82,698,647	$432,847,667	$13,330,036	$66,168,764	$117,349,831
(1) Investment shares	2,255,828	11,635,690	1,424,149	3,449,883	6,074,008
(2) Investments, at cost	$52,552,293	$147,654,268	$13,707,826	$62,940,992	$90,215,145

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	9

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$9,990,569	$59,978,891	$93,665,783	$110,389,739	$54,018,550
Dividends receivable	—	—	26	30	—
Accounts receivable from RiverSource Life for contract purchase payments	862	21,329	673	1,291	2,163
Receivable for share redemptions	9,287	47,911	99,175	341,842	62,792
Total assets	10,000,718	60,048,131	93,765,657	110,732,902	54,083,505

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,287	47,733	87,545	88,648	48,769
Contract terminations	—	178	11,630	253,194	14,023
Payable for investments purchased	862	21,329	673	1,291	2,163
Total liabilities	10,149	69,240	99,848	343,133	64,955
Net assets applicable to contracts in accumulation period	9,981,428	59,591,664	93,657,009	109,893,746	54,018,295
Net assets applicable to contracts in payment period	8,774	387,227	2,786	496,023	—
Net assets applicable to seed money	367	—	6,014	—	255
Total net assets	$9,990,569	$59,978,891	$93,665,809	$110,389,769	$54,018,550
(1) Investment shares	1,160,345	6,894,125	93,665,783	110,389,739	7,979,106
(2) Investments, at cost	$10,701,778	$70,173,058	$93,665,783	$110,387,281	$53,773,778

December 31, 2021 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$153,394,467	$27,880,687	$94,708,370	$70,443,904	$306,148,076
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	68,307	23,327	20,637	2,835	77,582
Receivable for share redemptions	122,918	25,925	74,033	116,179	287,117
Total assets	153,585,692	27,929,939	94,803,040	70,562,918	306,512,775

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	122,527	25,925	74,033	64,076	243,830
Contract terminations	391	—	—	52,103	43,287
Payable for investments purchased	68,307	23,327	20,637	2,835	77,582
Total liabilities	191,225	49,252	94,670	119,014	364,699
Net assets applicable to contracts in accumulation period	152,079,566	27,880,258	94,254,736	70,367,809	304,118,841
Net assets applicable to contracts in payment period	1,314,901	—	453,634	75,842	2,029,235
Net assets applicable to seed money	—	429	—	253	—
Total net assets	$153,394,467	$27,880,687	$94,708,370	$70,443,904	$306,148,076
(1) Investment shares	22,458,926	3,835,033	12,833,113	6,872,576	29,665,511
(2) Investments, at cost	$149,740,659	$30,025,964	$106,663,927	$73,407,621	$313,632,054

See accompanying notes to financial statements.

10	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 2	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Assets
Investments, at fair value(1),(2)	$111,804,561	$168,058,077	$26,666,812	$595,822,984	$68,214,833
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	29,658	232	576	95	15,690
Receivable for share redemptions	120,613	156,785	27,036	660,643	59,425
Total assets	111,954,832	168,215,094	26,694,424	596,483,722	68,289,948

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	103,405	123,397	23,822	514,514	58,731
Contract terminations	17,208	33,388	3,214	146,129	694
Payable for investments purchased	29,658	232	576	95	15,690
Total liabilities	150,271	157,017	27,612	660,738	75,115
Net assets applicable to contracts in accumulation period	111,804,406	167,213,662	26,666,766	593,818,862	68,192,956
Net assets applicable to contracts in payment period	—	844,415	—	2,003,964	21,504
Net assets applicable to seed money	155	—	46	158	373
Total net assets	$111,804,561	$168,058,077	$26,666,812	$595,822,984	$68,214,833
(1) Investment shares	3,034,045	4,489,930	697,354	15,372,110	6,967,807
(2) Investments, at cost	$59,361,705	$45,180,580	$25,042,022	$266,121,769	$67,763,428

December 31, 2021 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3
Assets
Investments, at fair value(1),(2)	$17,455,802	$39,277,433	$95,790,870	$36,106,115	$63,000,318
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,011	1,068	2,633	4,042	47,405
Receivable for share redemptions	21,667	37,112	81,995	48,559	54,819
Total assets	17,479,480	39,315,613	95,875,498	36,158,716	63,102,542

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	15,166	36,322	81,864	32,894	54,819
Contract terminations	6,501	790	131	15,665	—
Payable for investments purchased	2,011	1,068	2,633	4,042	47,405
Total liabilities	23,678	38,180	84,628	52,601	102,224
Net assets applicable to contracts in accumulation period	17,338,506	39,266,528	94,833,215	35,951,810	62,375,512
Net assets applicable to contracts in payment period	116,605	10,442	957,655	153,950	624,806
Net assets applicable to seed money	691	463	—	355	—
Total net assets	$17,455,802	$39,277,433	$95,790,870	$36,106,115	$63,000,318
(1) Investment shares	1,565,543	770,902	1,854,615	2,410,288	4,186,068
(2) Investments, at cost	$17,466,248	$24,354,584	$28,217,148	$33,068,619	$51,420,691

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	11

Statement of Assets and Liabilities

December 31, 2021 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$53,745,295	$47,197,400	$42,970,852	$49,753,016	$23,614,519
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	10,906	58,375	7,659	—	6,595
Receivable for share redemptions	50,661	43,543	42,147	77,245	25,041
Total assets	53,806,862	47,299,318	43,020,658	49,830,261	23,646,155

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	49,389	36,478	40,036	38,629	22,429
Contract terminations	1,272	7,065	2,111	38,616	2,612
Payable for investments purchased	10,906	58,375	7,659	—	6,595
Total liabilities	61,567	101,918	49,806	77,245	31,636
Net assets applicable to contracts in accumulation period	53,745,036	47,137,360	42,970,597	49,629,364	23,610,028
Net assets applicable to contracts in payment period	—	60,040	—	123,652	4,220
Net assets applicable to seed money	259	—	255	—	271
Total net assets	$53,745,295	$47,197,400	$42,970,852	$49,753,016	$23,614,519
(1) Investment shares	1,477,737	1,280,450	1,196,626	1,367,217	679,164
(2) Investments, at cost	$38,803,382	$28,328,551	$26,170,471	$18,757,278	$16,373,923

December 31, 2021 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return
Assets
Investments, at fair value(1),(2)	$36,038,812	$79,641,528	$17,497,268	$55,347,886	$12,605,371
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	342	4,081	2,956	20,060	5,243
Receivable for share redemptions	45,249	74,873	17,240	52,474	10,716
Total assets	36,084,403	79,720,482	17,517,464	55,420,420	12,621,330

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	26,965	73,632	16,448	42,861	9,846
Contract terminations	18,284	1,241	792	9,613	870
Payable for investments purchased	342	4,081	2,956	20,060	5,243
Total liabilities	45,591	78,954	20,196	72,534	15,959
Net assets applicable to contracts in accumulation period	35,992,979	79,641,245	17,467,387	55,044,656	12,603,582
Net assets applicable to contracts in payment period	45,833	—	29,540	303,230	1,789
Net assets applicable to seed money	—	283	341	—	—
Total net assets	$36,038,812	$79,641,528	$17,497,268	$55,347,886	$12,605,371
(1) Investment shares	1,021,219	18,962,269	1,697,116	5,352,794	509,514
(2) Investments, at cost	$15,361,121	$84,422,218	$17,936,066	$55,795,588	$18,216,836

See accompanying notes to financial statements.

12	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2021 (continued)	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2
Assets
Investments, at fair value(1),(2)	$43,950,654	$18,609,267	$27,836,353	$69,963,573	$29,846,495
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,016	2,600	55	12,072	1,498
Receivable for share redemptions	38,902	20,762	27,762	53,834	37,935
Total assets	43,992,572	18,632,629	27,864,170	70,029,479	29,885,928

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	37,868	16,960	25,444	53,791	27,060
Contract terminations	1,034	3,802	2,318	43	10,875
Payable for investments purchased	3,016	2,600	55	12,072	1,498
Total liabilities	41,918	23,362	27,817	65,906	39,433
Net assets applicable to contracts in accumulation period	43,950,276	18,608,706	27,835,999	69,791,169	29,846,006
Net assets applicable to contracts in payment period	—	—	—	172,404	—
Net assets applicable to seed money	378	561	354	—	489
Total net assets	$43,950,654	$18,609,267	$27,836,353	$69,963,573	$29,846,495
(1) Investment shares	4,493,932	1,660,060	4,647,137	11,469,438	2,984,650
(2) Investments, at cost	$45,900,871	$18,406,238	$26,878,873	$76,455,127	$27,114,723

December 31, 2021 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Loomis Sayles Gro, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$144,174,648	$51,911,145	$75,491,277	$38,805,819	$36,640,556
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,970	6,398	441	18,258	20,449
Receivable for share redemptions	142,783	52,295	83,892	37,436	36,826
Total assets	144,319,401	51,969,838	75,575,610	38,861,513	36,697,831

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	112,054	48,069	69,299	36,270	34,194
Contract terminations	30,729	4,226	14,593	1,166	2,632
Payable for investments purchased	1,970	6,398	441	18,258	20,449
Total liabilities	144,753	58,693	84,333	55,694	57,275
Net assets applicable to contracts in accumulation period	143,834,176	51,910,811	75,491,120	38,805,237	36,572,868
Net assets applicable to contracts in payment period	340,472	—	—	—	67,354
Net assets applicable to seed money	—	334	157	582	334
Total net assets	$144,174,648	$51,911,145	$75,491,277	$38,805,819	$36,640,556
(1) Investment shares	2,454,454	909,445	2,050,279	665,851	1,119,821
(2) Investments, at cost	$55,154,238	$28,485,271	$47,866,308	$28,841,120	$25,156,428
See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	13

Statement of Assets and Liabilities

December 31, 2021 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II
Assets
Investments, at fair value(1),(2)	$17,937,739	$60,950,564	$46,157,684	$30,840,794	$16,236,876
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	14,298	8,083	89,860	707	3,063
Receivable for share redemptions	21,532	59,703	39,521	34,265	15,896
Total assets	17,973,569	61,018,350	46,287,065	30,875,766	16,255,835

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	16,396	55,681	35,785	29,017	14,456
Contract terminations	5,136	4,022	3,736	5,248	1,440
Payable for investments purchased	14,298	8,083	89,860	707	3,063
Total liabilities	35,830	67,786	129,381	34,972	18,959
Net assets applicable to contracts in accumulation period	17,937,039	60,950,428	46,006,511	30,840,263	16,031,126
Net assets applicable to contracts in payment period	—	—	151,173	—	204,843
Net assets applicable to seed money	700	136	—	531	907
Total net assets	$17,937,739	$60,950,564	$46,157,684	$30,840,794	$16,236,876
(1) Investment shares	1,677,992	1,451,550	1,083,005	663,814	1,593,600
(2) Investments, at cost	$18,412,434	$37,979,586	$24,819,907	$15,698,370	$16,448,446

December 31, 2021 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$15,006,963	$79,386,237	$618,452,038	$42,717,653	$95,669,571
Dividends receivable	—	192,167	46,185,559	797,127	1,796,888
Accounts receivable from RiverSource Life for contract purchase payments	1,546	11,191	23,658	—	7,182
Receivable for share redemptions	55,931	70,012	685,059	58,258	119,854
Total assets	15,064,440	79,659,607	665,346,314	43,573,038	97,593,495

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	12,971	62,765	524,002	30,273	69,613
Contract terminations	42,960	7,247	161,057	27,985	50,241
Payable for investments purchased	1,546	203,358	46,209,217	797,127	1,804,070
Total liabilities	57,477	273,370	46,894,276	855,385	1,923,924
Net assets applicable to contracts in accumulation period	14,987,009	79,075,748	617,469,392	42,449,644	94,466,313
Net assets applicable to contracts in payment period	19,294	310,489	982,410	268,009	1,203,258
Net assets applicable to seed money	660	—	236	—	—
Total net assets	$15,006,963	$79,386,237	$618,452,038	$42,717,653	$95,669,571
(1) Investment shares	993,181	8,733,359	11,777,795	1,648,694	3,763,555
(2) Investments, at cost	$13,607,316	$80,670,455	$390,513,646	$28,029,649	$60,424,638

See accompanying notes to financial statements.

14	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2021 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$78,981,055	$412,423,261	$11,966,965	$53,906,421	$177,204,613
Dividends receivable	10,037,408	53,820,766	437,699	1,984,263	—
Accounts receivable from RiverSource Life for contract purchase payments	32,428	12,503	—	2,050	30,345
Receivable for share redemptions	58,825	549,427	9,358	47,827	190,793
Total assets	89,109,716	466,805,957	12,414,022	55,940,561	177,425,751

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	56,354	328,751	8,515	41,201	151,999
Contract terminations	2,471	220,676	843	6,626	38,794
Payable for investments purchased	10,069,836	53,833,269	437,699	1,986,313	30,345
Total liabilities	10,128,661	54,382,696	447,057	2,034,140	221,138
Net assets applicable to contracts in accumulation period	77,846,062	411,115,495	11,845,745	53,653,230	176,680,396
Net assets applicable to contracts in payment period	1,134,993	1,307,134	121,220	253,191	524,041
Net assets applicable to seed money	—	632	—	—	176
Total net assets	$78,981,055	$412,423,261	$11,966,965	$53,906,421	$177,204,613
(1) Investment shares	1,943,910	10,470,253	410,812	1,862,696	15,263,102
(2) Investments, at cost	$58,204,477	$330,719,937	$8,096,128	$36,147,334	$175,044,921

December 31, 2021 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Assets
Investments, at fair value(1),(2)	$70,706,350	$60,037,297	$72,023,537	$134,339,045	$131,913,360
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	11,134	729	2,926	15,489	—
Receivable for share redemptions	109,714	56,280	60,453	118,308	156,945
Total assets	70,827,198	60,094,306	72,086,916	134,472,842	132,070,305

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	52,989	54,463	58,248	109,168	95,702
Contract terminations	56,725	1,817	2,205	9,140	61,243
Payable for investments purchased	11,134	729	2,926	15,489	—
Total liabilities	120,848	57,009	63,379	133,797	156,945
Net assets applicable to contracts in accumulation period	70,467,316	59,938,534	71,944,162	134,051,629	130,845,047
Net assets applicable to contracts in payment period	239,034	98,201	78,421	286,896	1,068,313
Net assets applicable to seed money	—	562	954	520	—
Total net assets	$70,706,350	$60,037,297	$72,023,537	$134,339,045	$131,913,360
(1) Investment shares	4,047,301	3,582,178	3,751,226	7,659,011	6,757,857
(2) Investments, at cost	$69,475,573	$55,684,078	$66,903,408	$118,861,390	$104,300,841

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	15

Statement of Assets and Liabilities

December 31, 2021 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Assets
Investments, at fair value(1),(2)	$8,056,589	$5,878,237	$120,459,503	$16,207,593	$53,937,757
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	708	153	—	1,957	10,300
Receivable for share redemptions	7,069	4,152	211,965	11,367	86,176
Total assets	8,064,366	5,882,542	120,671,468	16,220,917	54,034,233

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,069	4,152	89,326	11,367	40,018
Contract terminations	—	—	122,639	—	46,158
Payable for investments purchased	708	153	—	1,957	10,300
Total liabilities	7,777	4,305	211,965	13,324	96,476
Net assets applicable to contracts in accumulation period	8,052,082	5,852,313	119,367,195	16,176,641	53,935,865
Net assets applicable to contracts in payment period	3,885	25,924	1,092,308	30,952	1,892
Net assets applicable to seed money	622	—	—	—	—
Total net assets	$8,056,589	$5,878,237	$120,459,503	$16,207,593	$53,937,757
(1) Investment shares	828,015	449,407	6,004,960	182,868	649,539
(2) Investments, at cost	$7,696,094	$5,570,294	$96,920,757	$10,054,536	$35,759,930

December 31, 2021 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II
Assets
Investments, at fair value(1),(2)	$37,476,335	$102,721,762	$84,521,242	$25,333,362	$16,458,004
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	26,851	162	—	134	5,862
Receivable for share redemptions	33,889	214,739	129,645	49,448	15,789
Total assets	37,537,075	102,936,663	84,650,887	25,382,944	16,479,655

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	33,889	77,979	89,960	18,156	12,992
Contract terminations	—	136,760	39,685	31,292	2,797
Payable for investments purchased	26,851	162	—	134	5,862
Total liabilities	60,740	214,901	129,645	49,582	21,651
Net assets applicable to contracts in accumulation period	37,205,584	102,400,566	83,524,813	25,205,578	16,458,004
Net assets applicable to contracts in payment period	270,253	321,196	996,429	127,784	—
Net assets applicable to seed money	498	—	—	—	—
Total net assets	$37,476,335	$102,721,762	$84,521,242	$25,333,362	$16,458,004
(1) Investment shares	3,552,259	4,879,894	2,236,603	221,001	158,616
(2) Investments, at cost	$38,687,383	$71,498,022	$60,941,122	$18,196,735	$12,435,989

See accompanying notes to financial statements.

16	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2021 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Div Divd, Ser II	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II
Assets
Investments, at fair value(1),(2)	$20,231,760	$11,041,090	$168,529,839	$164,758,410	$46,666,479
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	9,729	26	25,768	96,844	1,621
Receivable for share redemptions	15,602	9,792	143,227	165,931	43,787
Total assets	20,257,091	11,050,908	168,698,834	165,021,185	46,711,887

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	14,985	9,567	140,492	130,591	36,431
Contract terminations	617	225	2,735	35,340	7,356
Payable for investments purchased	9,729	26	25,768	96,844	1,621
Total liabilities	25,331	9,818	168,995	262,775	45,408
Net assets applicable to contracts in accumulation period	20,077,601	10,981,000	168,185,050	163,879,993	46,494,383
Net assets applicable to contracts in payment period	154,159	60,090	343,758	877,869	172,096
Net assets applicable to seed money	—	—	1,031	548	—
Total net assets	$20,231,760	$11,041,090	$168,529,839	$164,758,410	$46,666,479
(1) Investment shares	678,463	373,388	2,999,819	35,739,352	1,475,853
(2) Investments, at cost	$15,359,613	$8,564,326	$118,939,948	$185,118,406	$39,212,817

December 31, 2021 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Main St, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Bal, Serv
Assets
Investments, at fair value(1),(2)	$49,860,377	$3,503,246	$112,645,506	$33,693,940	$137,238,639
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,726	9	44,525	1,807	2,917
Receivable for share redemptions	64,911	3,045	100,301	30,616	131,778
Total assets	49,929,014	3,506,300	112,790,332	33,726,363	137,373,334

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	38,168	2,959	95,255	24,712	122,112
Contract terminations	26,743	86	5,046	5,904	9,666
Payable for investments purchased	3,726	9	44,525	1,807	2,917
Total liabilities	68,637	3,054	144,826	32,423	134,695
Net assets applicable to contracts in accumulation period	49,723,621	3,503,246	112,431,441	33,625,589	137,185,542
Net assets applicable to contracts in payment period	136,756	—	213,628	68,351	52,407
Net assets applicable to seed money	—	—	437	—	690
Total net assets	$49,860,377	$3,503,246	$112,645,506	$33,693,940	$137,238,639
(1) Investment shares	1,224,469	99,298	3,653,763	884,820	2,582,586
(2) Investments, at cost	$38,786,124	$2,940,556	$84,493,686	$20,658,978	$107,992,717

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	17

Statement of Assets and Liabilities

December 31, 2021 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Assets
Investments, at fair value(1),(2)	$18,369,918	$64,705,349	$41,319,625	$21,627,126	$66,913,894
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	48	14,484	—	953	260
Receivable for share redemptions	13,216	78,703	29,848	23,244	62,134
Total assets	18,383,182	64,798,536	41,349,473	21,651,323	66,976,288

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	12,795	55,746	29,466	15,356	56,856
Contract terminations	421	22,957	382	7,888	5,278
Payable for investments purchased	48	14,484	—	953	260
Total liabilities	13,264	93,187	29,848	24,197	62,394
Net assets applicable to contracts in accumulation period	18,299,703	64,692,917	41,133,157	21,466,242	66,842,798
Net assets applicable to contracts in payment period	70,215	12,067	186,468	160,884	69,266
Net assets applicable to seed money	—	365	—	—	1,830
Total net assets	$18,369,918	$64,705,349	$41,319,625	$21,627,126	$66,913,894
(1) Investment shares	198,615	4,876,063	1,976,070	527,234	1,231,393
(2) Investments, at cost	$10,812,262	$64,398,780	$21,612,770	$18,000,279	$41,828,507

December 31, 2021 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Assets
Investments, at fair value(1),(2)	$17,082,677	$84,817,334	$45,048,689	$154,358,056	$129,812,191
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	11,524	169	125,683
Receivable for share redemptions	15,967	153,207	73,429	162,766	111,624
Total assets	17,098,644	84,970,541	45,133,642	154,520,991	130,049,498

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	15,582	64,245	32,548	126,404	111,624
Contract terminations	385	88,962	40,881	36,362	—
Payable for investments purchased	—	—	11,524	169	125,683
Total liabilities	15,967	153,207	84,953	162,935	237,307
Net assets applicable to contracts in accumulation period	17,081,783	84,664,367	44,879,972	153,949,026	129,528,361
Net assets applicable to contracts in payment period	—	152,967	168,717	408,272	282,469
Net assets applicable to seed money	894	—	—	758	1,361
Total net assets	$17,082,677	$84,817,334	$45,048,689	$154,358,056	$129,812,191
(1) Investment shares	1,160,508	3,133,259	2,270,599	4,107,452	8,093,029
(2) Investments, at cost	$14,918,761	$61,975,877	$39,157,983	$116,033,213	$138,473,320

See accompanying notes to financial statements.

18	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2021 (continued)	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value(1),(2)	$19,269,599	$10,826,997	$17,173,007	$6,585,682	$59,799,240
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	293	1,288	1,193	2	1,468
Receivable for share redemptions	31,216	9,495	24,596	12,573	51,460
Total assets	19,301,108	10,837,780	17,198,796	6,598,257	59,852,168

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	15,257	8,605	15,191	5,866	48,723
Contract terminations	15,959	890	9,405	6,707	2,737
Payable for investments purchased	293	1,288	1,193	2	1,468
Total liabilities	31,509	10,783	25,789	12,575	52,928
Net assets applicable to contracts in accumulation period	19,206,291	10,825,254	17,170,931	6,583,233	59,248,237
Net assets applicable to contracts in payment period	63,308	1,743	—	1,594	550,188
Net assets applicable to seed money	—	—	2,076	855	815
Total net assets	$19,269,599	$10,826,997	$17,173,007	$6,585,682	$59,799,240
(1) Investment shares	1,860,000	661,393	462,635	578,199	5,128,580
(2) Investments, at cost	$16,856,091	$7,699,576	$11,500,998	$5,866,684	$56,299,062

December 31, 2021 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Assets
Investments, at fair value(1),(2)	$7,408,907	$64,182,181	$26,302,256	$11,852,067	$98,210,933
Dividends receivable	—	111,982	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	29,592	1,139	3,087	—
Receivable for share redemptions	6,872	62,788	24,730	40,561	156,962
Total assets	7,415,779	64,386,543	26,328,125	11,895,715	98,367,895

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,808	56,837	19,123	8,641	104,743
Contract terminations	64	5,951	5,607	31,920	52,219
Payable for investments purchased	—	141,574	1,139	3,087	—
Total liabilities	6,872	204,362	25,869	43,648	156,962
Net assets applicable to contracts in accumulation period	7,404,482	64,168,229	26,242,016	11,834,880	97,684,311
Net assets applicable to contracts in payment period	3,303	—	60,240	17,187	526,622
Net assets applicable to seed money	1,122	13,952	—	—	—
Total net assets	$7,408,907	$64,182,181	$26,302,256	$11,852,067	$98,210,933
(1) Investment shares	570,355	5,964,887	1,408,798	694,728	1,923,442
(2) Investments, at cost	$7,047,894	$66,153,406	$21,110,975	$9,508,950	$56,235,234

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	19

Statement of Assets and Liabilities

December 31, 2021 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Assets
Investments, at fair value(1),(2)	$41,649,451	$14,415,488	$24,169,211	$9,570,041	$30,257,598
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	239	—	1,465	8,296	9,307
Receivable for share redemptions	34,675	10,785	21,233	6,881	33,633
Total assets	41,684,365	14,426,273	24,191,909	9,585,218	30,300,538

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	29,730	10,240	21,232	6,881	27,302
Contract terminations	4,945	545	1	—	6,331
Payable for investments purchased	239	—	1,465	8,296	9,307
Total liabilities	34,914	10,785	22,698	15,177	42,940
Net assets applicable to contracts in accumulation period	41,526,942	14,311,343	24,168,813	9,421,369	30,256,520
Net assets applicable to contracts in payment period	122,509	104,145	—	148,672	—
Net assets applicable to seed money	—	—	398	—	1,078
Total net assets	$41,649,451	$14,415,488	$24,169,211	$9,570,041	$30,257,598
(1) Investment shares	846,362	975,998	1,840,762	517,020	3,454,064
(2) Investments, at cost	$24,771,407	$9,457,044	$29,814,961	$8,372,186	$30,091,960

December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2
Assets
Investments, at fair value(1),(2)	$993,245,061	$560,595,878	$575,775,599	$419,557,072	$266,274,624
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,685	10,391	4,869	86	249,305
Receivable for share redemptions	1,027,466	606,475	614,617	456,545	453,085
Total assets	994,280,212	561,212,744	576,395,085	420,013,703	266,977,014

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	837,822	439,206	500,193	345,273	221,115
Contract terminations	189,644	167,269	114,424	111,272	231,970
Payable for investments purchased	7,685	10,391	4,869	86	249,305
Total liabilities	1,035,151	616,866	619,486	456,631	702,390
Net assets applicable to contracts in accumulation period	991,337,915	560,595,878	575,136,420	419,557,011	266,274,435
Net assets applicable to contracts in payment period	1,907,013	—	639,127	—	—
Net assets applicable to seed money	133	—	52	61	189
Total net assets	$993,245,061	$560,595,878	$575,775,599	$419,557,072	$266,274,624
(1) Investment shares	33,887,583	19,093,865	34,292,769	25,003,401	19,535,923
(2) Investments, at cost	$498,961,957	$218,576,803	$475,196,097	$311,355,032	$213,599,440

See accompanying notes to financial statements.

20	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$351,655,200	$683,876,041	$1,472,908,498	$13,115,191,242	$14,986,545,749
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	513,582	640	383,775	5,339,124	1,593
Receivable for share redemptions	303,535	1,081,288	1,273,825	11,533,399	14,635,575
Total assets	352,472,317	684,957,969	1,474,566,098	13,132,063,765	15,001,182,917

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	293,930	586,846	1,269,541	10,943,255	12,788,520
Contract terminations	9,605	494,442	4,284	590,144	1,847,055
Payable for investments purchased	513,582	640	383,775	5,339,124	1,593
Total liabilities	817,117	1,081,928	1,657,600	16,872,523	14,637,168
Net assets applicable to contracts in accumulation period	351,264,865	683,796,419	1,472,289,583	13,113,690,951	14,986,112,106
Net assets applicable to contracts in payment period	390,095	79,469	618,831	1,500,200	433,526
Net assets applicable to seed money	240	153	84	91	117
Total net assets	$351,655,200	$683,876,041	$1,472,908,498	$13,115,191,242	$14,986,545,749
(1) Investment shares	23,648,635	48,605,262	95,210,633	703,982,353	804,862,822
(2) Investments, at cost	$277,300,346	$584,660,043	$1,097,049,987	$8,506,464,777	$9,474,093,848

December 31, 2021 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$7,909,031,674	$6,649,080,135	$2,993,306,501	$1,824,824,327	$1,363,431,627
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,656,318	656	314,474	30,692	103,180
Receivable for share redemptions	7,406,401	5,651,244	4,253,977	1,954,450	1,255,729
Total assets	7,918,094,393	6,654,732,035	2,997,874,952	1,826,809,469	1,364,790,536

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,678,732	5,333,027	2,524,574	1,437,001	1,185,137
Contract terminations	727,669	318,217	1,729,403	517,449	70,592
Payable for investments purchased	1,656,318	656	314,474	30,692	103,180
Total liabilities	9,062,719	5,651,900	4,568,451	1,985,142	1,358,909
Net assets applicable to contracts in accumulation period	7,903,521,420	6,649,080,135	2,991,537,798	1,824,824,327	1,362,231,094
Net assets applicable to contracts in payment period	5,510,193	—	1,768,643	—	1,200,506
Net assets applicable to seed money	61	—	60	—	27
Total net assets	$7,909,031,674	$6,649,080,135	$2,993,306,501	$1,824,824,327	$1,363,431,627
(1) Investment shares	347,496,998	291,754,284	115,482,504	70,293,695	69,847,932
(2) Investments, at cost	$4,352,602,529	$2,970,408,911	$1,468,344,606	$734,271,554	$917,879,184

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	21

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 2
Assets
Investments, at fair value(1),(2)	$1,162,608,008	$14,907,101	$12,507,297	$23,706,731	$14,773,899
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	162	233	—	7,204
Receivable for share redemptions	1,065,015	15,661	12,129	41,551	13,651
Total assets	1,163,673,023	14,922,924	12,519,659	23,748,282	14,794,754

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	955,297	13,651	12,129	18,407	13,365
Contract terminations	109,718	2,010	—	23,144	286
Payable for investments purchased	—	162	233	—	7,204
Total liabilities	1,065,015	15,823	12,362	41,551	20,855
Net assets applicable to contracts in accumulation period	1,162,608,008	14,906,532	12,506,974	23,674,339	14,773,070
Net assets applicable to contracts in payment period	—	—	—	32,392	—
Net assets applicable to seed money	—	569	323	—	829
Total net assets	$1,162,608,008	$14,907,101	$12,507,297	$23,706,731	$14,773,899
(1) Investment shares	59,438,037	1,346,622	355,826	665,546	1,099,248
(2) Investments, at cost	$649,078,817	$15,034,738	$5,873,303	$7,686,796	$12,927,713

December 31, 2021 (continued)	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$44,209,921	$23,456,438	$16,539,840	$10,986,530	$60,409,319
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,962	726	8,534	—	193
Receivable for share redemptions	42,603	22,575	15,585	12,952	84,874
Total assets	44,260,486	23,479,739	16,563,959	10,999,482	60,494,386

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	40,057	21,747	14,955	10,023	44,392
Contract terminations	2,546	828	630	2,929	40,482
Payable for investments purchased	7,962	726	8,534	—	193
Total liabilities	50,565	23,301	24,119	12,952	85,067
Net assets applicable to contracts in accumulation period	44,209,486	23,455,824	16,539,487	10,986,184	60,058,850
Net assets applicable to contracts in payment period	—	—	—	—	350,469
Net assets applicable to seed money	435	614	353	346	—
Total net assets	$44,209,921	$23,456,438	$16,539,840	$10,986,530	$60,409,319
(1) Investment shares	3,046,859	2,329,338	446,540	301,248	1,633,567
(2) Investments, at cost	$36,886,089	$22,790,185	$11,608,099	$8,609,284	$24,401,702

See accompanying notes to financial statements.

22	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Assets and Liabilities

December 31, 2021 (continued)	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Assets
Investments, at fair value(1),(2)	$343,216,204	$4,081,955,233	$2,177,511,637	$166,989,107	$246,176,566
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	357,863	2,673,956	1,334,984	3,255	55,493
Receivable for share redemptions	300,547	3,451,570	2,485,653	153,064	232,558
Total assets	343,874,614	4,088,080,759	2,181,332,274	167,145,426	246,464,617

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	295,780	3,394,266	1,833,297	126,243	184,179
Contract terminations	4,767	57,304	652,356	26,821	48,379
Payable for investments purchased	357,863	2,673,956	1,334,984	3,255	55,493
Total liabilities	658,410	6,125,526	3,820,637	156,319	288,051
Net assets applicable to contracts in accumulation period	343,128,031	4,081,955,120	2,177,128,912	166,472,784	245,241,707
Net assets applicable to contracts in payment period	87,880	—	382,636	516,323	934,859
Net assets applicable to seed money	293	113	89	—	—
Total net assets	$343,216,204	$4,081,955,233	$2,177,511,637	$166,989,107	$246,176,566
(1) Investment shares	23,934,184	238,153,748	138,342,544	5,119,225	9,563,969
(2) Investments, at cost	$286,140,306	$3,010,449,427	$1,652,930,008	$136,876,512	$240,245,703

December 31, 2021 (continued)					WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)					$12,618,770
Dividends receivable					—
Accounts receivable from RiverSource Life for contract purchase payments					12,563
Receivable for share redemptions					11,827
Total assets					12,643,160

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee					10,759
Contract terminations					1,068
Payable for investments purchased					12,563
Total liabilities					24,390
Net assets applicable to contracts in accumulation period					12,618,036
Net assets applicable to contracts in payment period					—
Net assets applicable to seed money					734
Total net assets					$12,618,770
(1) Investment shares					1,696,071
(2) Investments, at cost					$12,826,029

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	23

Statement of Operations

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B
Investment income
Dividend income	$181,903	$—	$510,895	$1,386,090	$—
Variable account expenses	122,846	105,667	707,656	735,710	1,460,009
Investment income (loss) — net	59,057	(105,667)	(196,761)	650,380	(1,460,009)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,222,116	2,317,485	12,413,886	12,653,165	18,509,241
Cost of investments sold	1,055,026	1,614,994	9,372,291	12,546,008	13,119,889
Net realized gain (loss) on sales of investments	167,090	702,491	3,041,595	107,157	5,389,352
Distributions from capital gains	—	1,369,912	—	—	9,810,691
Net change in unrealized appreciation or depreciation of investments	636,151	194,497	15,971,360	7,267,136	18,768,497
Net gain (loss) on investments	803,241	2,266,900	19,012,955	7,374,293	33,968,540
Net increase (decrease) in net assets resulting from operations	$862,298	$2,161,233	$18,816,194	$8,024,673	$32,508,531

Year ended December 31, 2021 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Investment income
Dividend income	$143,108	$302,331	$22,334	$—	$588,208
Variable account expenses	207,403	253,005	507,736	1,287,917	295,390
Investment income (loss) — net	(64,295)	49,326	(485,402)	(1,287,917)	292,818

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,182,964	5,029,315	8,263,703	23,676,287	7,091,810
Cost of investments sold	2,280,010	7,178,022	5,724,387	16,181,130	7,374,549
Net realized gain (loss) on sales of investments	902,954	(2,148,707)	2,539,316	7,495,157	(282,739)
Distributions from capital gains	2,269,875	—	2,691,401	14,036,357	—
Net change in unrealized appreciation or depreciation of investments	313,008	3,730,280	6,595,143	(11,991,459)	8,055,043
Net gain (loss) on investments	3,485,837	1,581,573	11,825,860	9,540,055	7,772,304
Net increase (decrease) in net assets resulting from operations	$3,421,542	$1,630,899	$11,340,458	$8,252,138	$8,065,122

Year ended December 31, 2021 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I
Investment income
Dividend income	$15,302	$3,762	$428,630	$—	$526,353
Variable account expenses	79,674	216,728	400,217	535,302	251,266
Investment income (loss) — net	(64,372)	(212,966)	28,413	(535,302)	275,087

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,033,995	3,636,357	7,797,881	11,279,860	4,211,831
Cost of investments sold	681,198	2,267,976	6,098,937	6,952,369	2,503,827
Net realized gain (loss) on sales of investments	352,797	1,368,381	1,698,944	4,327,491	1,708,004
Distributions from capital gains	270,932	708,368	—	4,011,620	—
Net change in unrealized appreciation or depreciation of investments	165,889	(8,150)	6,615,382	3,685,891	4,295,510
Net gain (loss) on investments	789,618	2,068,599	8,314,326	12,025,002	6,003,514
Net increase (decrease) in net assets resulting from operations	$725,246	$1,855,633	$8,342,739	$11,489,700	$6,278,601

See accompanying notes to financial statements.

24	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 2(1)
Investment income
Dividend income	$2,757,429	$750,431	$290,737	$—	$—
Variable account expenses	1,666,471	942,019	211,214	225,584	78,269
Investment income (loss) — net	1,090,958	(191,588)	79,523	(225,584)	(78,269)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	23,622,291	10,497,412	2,819,869	4,884,908	1,318,649
Cost of investments sold	15,485,992	9,257,689	2,125,078	3,169,111	1,305,073
Net realized gain (loss) on sales of investments	8,136,299	1,239,723	694,791	1,715,797	13,576
Distributions from capital gains	—	15,297,963	750,318	2,719,409	—
Net change in unrealized appreciation or depreciation of investments	25,646,194	(11,851,697)	1,777,567	(1,600,618)	668,358
Net gain (loss) on investments	33,782,493	4,685,989	3,222,676	2,834,588	681,934
Net increase (decrease) in net assets resulting from operations	$34,873,451	$4,494,401	$3,302,199	$2,609,004	$603,665

(1) For the period May 3, 2021 (commencement of operations) to December 31, 2021.

Year ended December 31, 2021 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	6,484,480	88,325	1,370,268	475,010	3,841,542
Investment income (loss) — net	(6,484,480)	(88,325)	(1,370,268)	(475,010)	(3,841,542)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	68,726,219	1,682,535	17,019,440	6,478,814	45,830,476
Cost of investments sold	38,908,329	1,687,755	9,050,178	3,848,131	14,657,882
Net realized gain (loss) on sales of investments	29,817,890	(5,220)	7,969,262	2,630,683	31,172,594
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	54,883,342	1,944,287	20,033,628	9,047,559	76,142,366
Net gain (loss) on investments	84,701,232	1,939,067	28,002,890	11,678,242	107,314,960
Net increase (decrease) in net assets resulting from operations	$78,216,752	$1,850,742	$26,632,622	$11,203,232	$103,473,418

Year ended December 31, 2021 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3
Investment income
Dividend income	$—	$—	$514,953	$581,864	$1,350,533
Variable account expenses	812,043	3,890,394	138,148	743,892	1,321,668
Investment income (loss) — net	(812,043)	(3,890,394)	376,805	(162,028)	28,865

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,746,895	61,634,060	3,361,698	6,670,695	19,505,324
Cost of investments sold	5,191,028	23,540,313	3,373,648	5,507,393	13,219,255
Net realized gain (loss) on sales of investments	2,555,867	38,093,747	(11,950)	1,163,302	6,286,069
Distributions from capital gains	—	—	—	2,567,139	4,989,257
Net change in unrealized appreciation or depreciation of investments	13,812,933	58,412,482	(844,183)	(10,077,961)	(21,741,296)
Net gain (loss) on investments	16,368,800	96,506,229	(856,133)	(6,347,520)	(10,465,970)
Net increase (decrease) in net assets resulting from operations	$15,556,757	$92,615,835	$(479,328)	$(6,509,548)	$(10,437,105)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	25

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2
Investment income
Dividend income	$362,997	$2,466,228	$9,739	$12,172	$2,576,704
Variable account expenses	109,150	586,477	1,065,222	1,139,859	558,597
Investment income (loss) — net	253,847	1,879,751	(1,055,483)	(1,127,687)	2,018,107

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,819,757	8,395,579	52,115,534	51,837,728	6,221,431
Cost of investments sold	1,953,885	9,801,852	52,115,535	51,836,699	6,163,494
Net realized gain (loss) on sales of investments	(134,128)	(1,406,273)	(1)	1,029	57,937
Distributions from capital gains	—	—	10,412	12,025	—
Net change in unrealized appreciation or depreciation of investments	(128,267)	(330,010)	1	(1,028)	(194,283)
Net gain (loss) on investments	(262,395)	(1,736,283)	10,412	12,026	(136,346)
Net increase (decrease) in net assets resulting from operations	$(8,548)	$143,468	$(1,045,071)	$(1,115,661)	$1,881,761

Year ended December 31, 2021 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3
Investment income
Dividend income	$7,796,410	$2,438,981	$8,700,499	$2,139,639	$10,382,497
Variable account expenses	1,484,413	300,787	899,848	750,976	3,048,000
Investment income (loss) — net	6,311,997	2,138,194	7,800,651	1,388,663	7,334,497

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	20,914,393	3,261,482	14,763,077	13,092,108	49,901,570
Cost of investments sold	20,305,770	3,443,778	16,242,791	12,827,714	48,133,474
Net realized gain (loss) on sales of investments	608,623	(182,296)	(1,479,714)	264,394	1,768,096
Distributions from capital gains	—	—	—	5,004,217	23,329,427
Net change in unrealized appreciation or depreciation of investments	(901,222)	(1,150,938)	(2,926,111)	(7,844,641)	(36,576,830)
Net gain (loss) on investments	(292,599)	(1,333,234)	(4,405,825)	(2,576,030)	(11,479,307)
Net increase (decrease) in net assets resulting from operations	$6,019,398	$804,960	$3,394,826	$(1,187,367)	$(4,144,810)

Year ended December 31, 2021 (continued)	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 2(1)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$919,786
Variable account expenses	1,072,372	1,408,993	80,935	5,537,314	680,314
Investment income (loss) — net	(1,072,372)	(1,408,993)	(80,935)	(5,537,314)	239,472

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	14,595,035	28,954,449	613,919	60,664,275	17,098,679
Cost of investments sold	7,890,993	8,571,185	589,295	29,428,795	16,726,952
Net realized gain (loss) on sales of investments	6,704,042	20,383,264	24,624	31,235,480	371,727
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	17,011,153	20,515,470	1,624,790	102,912,300	(1,862,620)
Net gain (loss) on investments	23,715,195	40,898,734	1,649,414	134,147,780	(1,490,893)
Net increase (decrease) in net assets resulting from operations	$22,642,823	$39,489,741	$1,568,479	$128,610,466	$(1,251,421)

(1) For the period May 3, 2021 (commencement of operations) to December 31, 2021.

See accompanying notes to financial statements.

26	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2021 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3
Investment income
Dividend income	$330,321	$—	$—	$357,523	$777,906
Variable account expenses	202,278	398,134	971,126	350,101	665,427
Investment income (loss) — net	128,043	(398,134)	(971,126)	7,422	112,479

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,250,330	7,781,454	13,554,279	3,755,413	9,511,956
Cost of investments sold	11,156,022	5,162,941	4,406,316	3,332,285	7,653,776
Net realized gain (loss) on sales of investments	94,308	2,618,513	9,147,963	423,128	1,858,180
Distributions from capital gains	871,481	—	—	672,774	1,350,406
Net change in unrealized appreciation or depreciation of investments	(2,557,361)	2,508,077	5,475,102	1,205,620	2,236,570
Net gain (loss) on investments	(1,591,572)	5,126,590	14,623,065	2,301,522	5,445,156
Net increase (decrease) in net assets resulting from operations	$(1,463,529)	$4,728,456	$13,651,939	$2,308,944	$5,557,635

Year ended December 31, 2021 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	464,795	387,643	405,413	426,924	229,729
Investment income (loss) — net	(464,795)	(387,643)	(405,413)	(426,924)	(229,729)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,569,815	5,700,426	4,907,005	8,490,610	4,792,232
Cost of investments sold	3,227,365	3,447,056	3,143,109	3,497,169	3,520,863
Net realized gain (loss) on sales of investments	1,342,450	2,253,370	1,763,896	4,993,441	1,271,369
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,205,171	6,789,334	8,062,081	7,958,998	3,668,262
Net gain (loss) on investments	8,547,621	9,042,704	9,825,977	12,952,439	4,939,631
Net increase (decrease) in net assets resulting from operations	$8,082,826	$8,655,061	$9,420,564	$12,525,515	$4,709,902

Year ended December 31, 2021 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return
Investment income
Dividend income	$—	$4,016,454	$322,657	$1,120,659	$579,939
Variable account expenses	308,074	829,802	199,190	534,598	112,564
Investment income (loss) — net	(308,074)	3,186,652	123,467	586,061	467,375

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,375,030	9,290,938	4,250,632	10,600,727	2,642,291
Cost of investments sold	2,425,292	9,637,747	4,206,311	10,267,614	4,031,131
Net realized gain (loss) on sales of investments	2,949,738	(346,809)	44,321	333,113	(1,388,840)
Distributions from capital gains	—	—	285,085	923,596	—
Net change in unrealized appreciation or depreciation of investments	6,069,610	(2,512,097)	(885,381)	(2,942,572)	3,721,400
Net gain (loss) on investments	9,019,348	(2,858,906)	(555,975)	(1,685,863)	2,332,560
Net increase (decrease) in net assets resulting from operations	$8,711,274	$327,746	$(432,508)	$(1,099,802)	$2,799,935

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	27

Statement of Operations

Year ended December 31, 2021 (continued)	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2
Investment income
Dividend income	$635,975	$386,507	$133,784	$478,448	$290,699
Variable account expenses	496,371	203,196	253,169	624,993	284,948
Investment income (loss) — net	139,604	183,311	(119,385)	(146,545)	5,751

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	20,865,413	4,872,352	2,872,543	9,478,154	6,373,429
Cost of investments sold	21,153,063	4,719,360	2,796,551	10,589,185	6,393,931
Net realized gain (loss) on sales of investments	(287,650)	152,992	75,992	(1,111,031)	(20,502)
Distributions from capital gains	859,649	395,069	489,081	1,431,678	2,499,564
Net change in unrealized appreciation or depreciation of investments	(2,020,306)	(898,909)	401,326	2,308,070	6,263,078
Net gain (loss) on investments	(1,448,307)	(350,848)	966,399	2,628,717	8,742,140
Net increase (decrease) in net assets resulting from operations	$(1,308,703)	$(167,537)	$847,014	$2,482,172	$8,747,891

Year ended December 31, 2021 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Loomis Sayles Gro, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	1,328,374	538,565	744,541	454,666	358,081
Investment income (loss) — net	(1,328,374)	(538,565)	(744,541)	(454,666)	(358,081)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	25,970,997	7,114,913	8,849,273	10,441,520	3,581,896
Cost of investments sold	10,616,465	3,991,006	5,954,243	7,012,332	2,538,369
Net realized gain (loss) on sales of investments	15,354,532	3,123,907	2,895,030	3,429,188	1,043,527
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	9,496,086	5,038,760	12,171,089	(5,433,115)	5,786,875
Net gain (loss) on investments	24,850,618	8,162,667	15,066,119	(2,003,927)	6,830,402
Net increase (decrease) in net assets resulting from operations	$23,522,244	$7,624,102	$14,321,578	$(2,458,593)	$6,472,321

Year ended December 31, 2021 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II
Investment income
Dividend income	$212,232	$—	$—	$—	$253,157
Variable account expenses	205,276	585,006	387,207	320,822	167,227
Investment income (loss) — net	6,956	(585,006)	(387,207)	(320,822)	85,930

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,158,834	9,530,175	6,113,184	4,052,023	2,609,370
Cost of investments sold	7,147,275	6,154,835	3,424,346	2,117,075	2,492,598
Net realized gain (loss) on sales of investments	11,559	3,375,340	2,688,838	1,934,948	116,772
Distributions from capital gains	818,975	—	—	—	1,633,272
Net change in unrealized appreciation or depreciation of investments	(1,349,151)	10,481,703	8,373,773	2,434,578	(430,743)
Net gain (loss) on investments	(518,617)	13,857,043	11,062,611	4,369,526	1,319,301
Net increase (decrease) in net assets resulting from operations	$(511,661)	$13,272,037	$10,675,404	$4,048,704	$1,405,231

See accompanying notes to financial statements.

28	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2021 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Investment income
Dividend income	$211,307	$2,276,436	$158,318	$949,205	$2,043,253
Variable account expenses	134,142	731,522	5,728,901	343,923	804,097
Investment income (loss) — net	77,165	1,544,914	(5,570,583)	605,282	1,239,156

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,834,179	11,144,986	76,834,393	4,397,623	13,117,293
Cost of investments sold	2,650,480	11,337,021	47,143,632	2,903,359	8,399,495
Net realized gain (loss) on sales of investments	183,699	(192,035)	29,690,761	1,494,264	4,717,798
Distributions from capital gains	—	—	72,753,709	1,879,101	4,359,503
Net change in unrealized appreciation or depreciation of investments	1,080,002	713,488	36,860,615	4,979,124	10,046,685
Net gain (loss) on investments	1,263,701	521,453	139,305,085	8,352,489	19,123,986
Net increase (decrease) in net assets resulting from operations	$1,340,866	$2,066,367	$133,734,502	$8,957,771	$20,363,142

Year ended December 31, 2021 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2
Investment income
Dividend income	$385,830	$1,419,756	$50,685	$168,041	$4,293,185
Variable account expenses	643,938	3,711,203	96,394	472,999	1,693,132
Investment income (loss) — net	(258,108)	(2,291,447)	(45,709)	(304,958)	2,600,053

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,000,595	52,496,059	1,451,730	7,931,911	18,962,876
Cost of investments sold	6,395,190	36,874,452	989,146	5,348,134	18,223,688
Net realized gain (loss) on sales of investments	3,605,405	15,621,607	462,584	2,583,777	739,188
Distributions from capital gains	12,002,323	64,384,393	865,740	3,925,354	2,763,781
Net change in unrealized appreciation or depreciation of investments	1,337,221	7,060,050	679,386	2,656,645	(2,026,327)
Net gain (loss) on investments	16,944,949	87,066,050	2,007,710	9,165,776	1,476,642
Net increase (decrease) in net assets resulting from operations	$16,686,841	$84,774,603	$1,962,001	$8,860,818	$4,076,695

Year ended December 31, 2021 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Investment income
Dividend income	$602,781	$2,554,404	$2,075,134	$1,348,740	$581,121
Variable account expenses	597,737	598,312	691,103	1,260,345	1,073,032
Investment income (loss) — net	5,044	1,956,092	1,384,031	88,395	(491,911)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,136,687	8,408,721	12,506,694	19,587,462	18,805,750
Cost of investments sold	12,147,745	8,211,153	12,066,322	18,070,035	14,151,172
Net realized gain (loss) on sales of investments	(1,011,058)	197,568	440,372	1,517,427	4,654,578
Distributions from capital gains	1,550,852	—	—	3,571,332	17,101,983
Net change in unrealized appreciation or depreciation of investments	14,866,940	5,715,205	10,175,426	22,110,191	11,375,098
Net gain (loss) on investments	15,406,734	5,912,773	10,615,798	27,198,950	33,131,659
Net increase (decrease) in net assets resulting from operations	$15,411,778	$7,868,865	$11,999,829	$27,287,345	$32,639,748

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	29

Statement of Operations

Year ended December 31, 2021 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Investment income
Dividend income	$105,317	$26,756	$913,879	$—	$—
Variable account expenses	79,012	49,272	1,015,443	138,356	491,099
Investment income (loss) — net	26,305	(22,516)	(101,564)	(138,356)	(491,099)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	827,422	1,000,064	19,891,396	2,671,366	10,186,370
Cost of investments sold	784,286	764,322	13,283,501	1,439,240	5,906,420
Net realized gain (loss) on sales of investments	43,136	235,742	6,607,895	1,232,126	4,279,950
Distributions from capital gains	—	1,262,179	26,340,265	1,900,396	6,770,259
Net change in unrealized appreciation or depreciation of investments	185,545	(263,513)	(3,959,781)	(1,224,146)	(4,716,344)
Net gain (loss) on investments	228,681	1,234,408	28,988,379	1,908,376	6,333,865
Net increase (decrease) in net assets resulting from operations	$254,986	$1,211,892	$28,886,815	$1,770,020	$5,842,766

Year ended December 31, 2021 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II
Investment income
Dividend income	$1,100,027	$1,592,432	$527,706	$—	$—
Variable account expenses	385,334	901,254	1,005,457	209,747	152,920
Investment income (loss) — net	714,693	691,178	(477,751)	(209,747)	(152,920)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,006,122	22,398,257	8,215,222	3,791,418	3,453,855
Cost of investments sold	5,098,378	17,165,558	6,360,223	2,580,416	2,454,346
Net realized gain (loss) on sales of investments	(92,256)	5,232,699	1,854,999	1,211,002	999,509
Distributions from capital gains	1,183,548	—	1,807,432	2,634,410	1,890,018
Net change in unrealized appreciation or depreciation of investments	975,144	21,806,406	15,227,727	491,061	(32,705)
Net gain (loss) on investments	2,066,436	27,039,105	18,890,158	4,336,473	2,856,822
Net increase (decrease) in net assets resulting from operations	$2,781,129	$27,730,283	$18,412,407	$4,126,726	$2,703,902

Year ended December 31, 2021 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Div Divd, Ser II	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II
Investment income
Dividend income	$428,973	$216,962	$—	$7,380,055	$1,338
Variable account expenses	177,602	113,732	1,631,532	1,640,035	422,412
Investment income (loss) — net	251,371	103,230	(1,631,532)	5,740,020	(421,074)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,708,701	2,410,312	23,282,244	27,969,319	7,372,350
Cost of investments sold	2,913,863	1,961,407	15,974,866	30,157,845	5,926,066
Net realized gain (loss) on sales of investments	794,838	448,905	7,307,378	(2,188,526)	1,446,284
Distributions from capital gains	77,648	43,591	8,614,086	—	5,151,332
Net change in unrealized appreciation or depreciation of investments	2,210,446	1,203,882	7,402,734	(11,887,113)	(1,366,448)
Net gain (loss) on investments	3,082,932	1,696,378	23,324,198	(14,075,639)	5,231,168
Net increase (decrease) in net assets resulting from operations	$3,334,303	$1,799,608	$21,692,666	$(8,335,619)	$4,810,094
See accompanying notes to financial statements.

30	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2021 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Main St, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Bal, Serv
Investment income
Dividend income	$541,845	$16,452	$200,837	$—	$820,595
Variable account expenses	466,511	32,380	1,092,973	299,529	1,255,527
Investment income (loss) — net	75,334	(15,928)	(892,136)	(299,529)	(434,932)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,080,465	471,240	16,496,093	7,104,753	12,589,780
Cost of investments sold	5,783,182	421,694	11,836,485	3,946,357	10,393,939
Net realized gain (loss) on sales of investments	2,297,283	49,546	4,659,608	3,158,396	2,195,841
Distributions from capital gains	3,490,903	187,035	7,022,394	3,127,088	874,263
Net change in unrealized appreciation or depreciation of investments	(3,412,247)	516,601	9,575,754	(1,508,917)	14,800,924
Net gain (loss) on investments	2,375,939	753,182	21,257,756	4,776,567	17,871,028
Net increase (decrease) in net assets resulting from operations	$2,451,273	$737,254	$20,365,620	$4,477,038	$17,436,096

Year ended December 31, 2021 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Investment income
Dividend income	$42,722	$1,082,088	$46,991	$223,260	$10,712
Variable account expenses	147,052	667,850	345,198	181,641	647,117
Investment income (loss) — net	(104,330)	414,238	(298,207)	41,619	(636,405)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,153,446	13,023,587	6,567,177	2,764,935	12,444,139
Cost of investments sold	1,234,785	12,722,795	3,162,413	2,363,701	8,111,244
Net realized gain (loss) on sales of investments	918,661	300,792	3,404,764	401,234	4,332,895
Distributions from capital gains	1,611,556	1,600,738	5,387,772	—	3,414,506
Net change in unrealized appreciation or depreciation of investments	173,947	(3,741,692)	(2,140,938)	2,072,091	4,154,442
Net gain (loss) on investments	2,704,164	(1,840,162)	6,651,598	2,473,325	11,901,843
Net increase (decrease) in net assets resulting from operations	$2,599,834	$(1,425,924)	$6,353,391	$2,514,944	$11,265,438

Year ended December 31, 2021 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Investment income
Dividend income	$460,667	$25,729	$—	$2,284,343	$—
Variable account expenses	181,327	722,294	420,738	1,444,417	1,558,713
Investment income (loss) — net	279,340	(696,565)	(420,738)	839,926	(1,558,713)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,782,848	12,520,992	6,504,110	23,990,284	34,599,806
Cost of investments sold	3,430,842	9,145,828	4,598,024	18,947,621	25,449,143
Net realized gain (loss) on sales of investments	352,006	3,375,164	1,906,086	5,042,663	9,150,663
Distributions from capital gains	—	10,633,072	8,758,028	5,148,814	60,196,496
Net change in unrealized appreciation or depreciation of investments	1,077,776	4,471,245	(9,601,471)	6,925,841	(85,652,731)
Net gain (loss) on investments	1,429,782	18,479,481	1,062,643	17,117,318	(16,305,572)
Net increase (decrease) in net assets resulting from operations	$1,709,122	$17,782,916	$641,905	$17,957,244	$(17,864,285)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	31

Statement of Operations

Year ended December 31, 2021 (continued)	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$441,304	$34,761	$28,913	$18,296	$6,587,723
Variable account expenses	174,699	102,430	161,573	60,419	578,333
Investment income (loss) — net	266,605	(67,669)	(132,660)	(42,123)	6,009,390

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,801,921	1,877,137	1,922,351	706,744	9,292,655
Cost of investments sold	3,614,461	1,358,734	1,332,423	626,632	8,647,779
Net realized gain (loss) on sales of investments	187,460	518,403	589,928	80,112	644,876
Distributions from capital gains	—	158,890	317,621	378,142	—
Net change in unrealized appreciation or depreciation of investments	3,402,540	667,966	2,256,662	451,929	1,692,060
Net gain (loss) on investments	3,590,000	1,345,259	3,164,211	910,183	2,336,936
Net increase (decrease) in net assets resulting from operations	$3,856,605	$1,277,590	$3,031,551	$868,060	$8,346,326

Year ended December 31, 2021 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Investment income
Dividend income	$165,632	$1,127,800	$283,146	$143,694	$320,151
Variable account expenses	74,988	675,879	217,669	103,786	1,183,939
Investment income (loss) — net	90,644	451,921	65,477	39,908	(863,788)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	780,581	12,671,452	3,752,875	1,721,224	8,974,627
Cost of investments sold	740,360	12,734,322	3,250,213	1,372,070	5,386,932
Net realized gain (loss) on sales of investments	40,221	(62,870)	502,662	349,154	3,587,695
Distributions from capital gains	768,012	2,799,333	2,034,402	443,114	8,562,172
Net change in unrealized appreciation or depreciation of investments	(174,853)	(4,769,563)	1,707,618	95,927	7,501,899
Net gain (loss) on investments	633,380	(2,033,100)	4,244,682	888,195	19,651,766
Net increase (decrease) in net assets resulting from operations	$724,024	$(1,581,179)	$4,310,159	$928,103	$18,787,978

Year ended December 31, 2021 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Investment income
Dividend income	$55,523	$—	$—	$69,456	$3,611,318
Variable account expenses	335,199	122,225	264,807	84,162	315,070
Investment income (loss) — net	(279,676)	(122,225)	(264,807)	(14,706)	3,296,248

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,255,071	2,398,013	4,498,248	1,402,641	6,411,897
Cost of investments sold	2,642,533	1,565,597	5,500,262	1,236,852	5,710,655
Net realized gain (loss) on sales of investments	1,612,538	832,416	(1,002,014)	165,789	701,242
Distributions from capital gains	3,701,541	629,979	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,962,685	2,271,698	(338,112)	1,719,089	(9,015,094)
Net gain (loss) on investments	8,276,764	3,734,093	(1,340,126)	1,884,878	(8,313,852)
Net increase (decrease) in net assets resulting from operations	$7,997,088	$3,611,868	$(1,604,933)	$1,870,172	$(5,017,604)

See accompanying notes to financial statements.

32	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	9,985,336	5,219,722	6,204,994	4,420,562	2,434,077
Investment income (loss) — net	(9,985,336)	(5,219,722)	(6,204,994)	(4,420,562)	(2,434,077)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	245,252,271	98,476,170	187,360,331	119,111,542	11,163,270
Cost of investments sold	122,147,541	39,855,481	155,372,310	89,598,187	9,156,834
Net realized gain (loss) on sales of investments	123,104,730	58,620,689	31,988,021	29,513,355	2,006,436
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,729,264	24,777,632	(15,216,853)	(16,939,698)	22,751,681
Net gain (loss) on investments	149,833,994	83,398,321	16,771,168	12,573,657	24,758,117
Net increase (decrease) in net assets resulting from operations	$139,848,658	$78,178,599	$10,566,174	$8,153,095	$22,324,040

Year ended December 31, 2021 (continued)	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	3,114,425	7,500,662	15,208,382	124,041,821	149,444,834
Investment income (loss) — net	(3,114,425)	(7,500,662)	(15,208,382)	(124,041,821)	(149,444,834)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,447,039	240,271,135	208,675,570	467,152,173	876,519,688
Cost of investments sold	9,364,473	207,824,144	159,168,536	303,361,216	567,145,874
Net realized gain (loss) on sales of investments	2,082,566	32,446,991	49,507,034	163,790,957	309,373,814
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	36,727,995	(13,791,546)	30,371,297	1,233,789,031	929,349,260
Net gain (loss) on investments	38,810,561	18,655,445	79,878,331	1,397,579,988	1,238,723,074
Net increase (decrease) in net assets resulting from operations	$35,696,136	$11,154,783	$64,669,949	$1,273,538,167	$1,089,278,240

Year ended December 31, 2021 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	77,383,980	64,157,043	30,903,182	17,347,361	14,143,185
Investment income (loss) — net	(77,383,980)	(64,157,043)	(30,903,182)	(17,347,361)	(14,143,185)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	550,631,948	832,586,907	631,093,948	300,961,032	207,200,376
Cost of investments sold	307,138,670	383,658,573	311,831,569	125,955,811	140,459,453
Net realized gain (loss) on sales of investments	243,493,278	448,928,334	319,262,379	175,005,221	66,740,923
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	423,868,121	144,748,521	49,284,812	44,656,033	10,770,713
Net gain (loss) on investments	667,361,399	593,676,855	368,547,191	219,661,254	77,511,636
Net increase (decrease) in net assets resulting from operations	$589,977,419	$529,519,812	$337,644,009	$202,313,893	$63,368,451

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	33

Statement of Operations

Year ended December 31, 2021 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 2
Investment income
Dividend income	$—	$172,001	$—	$—	$191,335
Variable account expenses	11,674,237	160,388	135,536	207,894	130,154
Investment income (loss) — net	(11,674,237)	11,613	(135,536)	(207,894)	61,181

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	185,711,243	3,067,979	1,838,288	4,774,468	1,078,529
Cost of investments sold	105,782,850	3,023,519	931,695	1,676,275	937,414
Net realized gain (loss) on sales of investments	79,928,393	44,460	906,593	3,098,193	141,115
Distributions from capital gains	—	372,070	—	—	—
Net change in unrealized appreciation or depreciation of investments	(11,295,938)	(808,588)	2,086,766	2,738,888	964,144
Net gain (loss) on investments	68,632,455	(392,058)	2,993,359	5,837,081	1,105,259
Net increase (decrease) in net assets resulting from operations	$56,958,218	$(380,445)	$2,857,823	$5,629,187	$1,166,440

Year ended December 31, 2021 (continued)	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$413,697	$—	$—	$—
Variable account expenses	446,873	232,968	158,279	100,576	532,712
Investment income (loss) — net	(446,873)	180,729	(158,279)	(100,576)	(532,712)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,405,274	2,246,902	3,248,794	3,459,634	12,873,468
Cost of investments sold	3,668,654	2,203,025	1,969,053	2,843,002	5,432,700
Net realized gain (loss) on sales of investments	736,620	43,877	1,279,741	616,632	7,440,768
Distributions from capital gains	1,919,674	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,362,927	1,640,027	(256,688)	1,076,067	5,830,453
Net gain (loss) on investments	4,019,221	1,683,904	1,023,053	1,692,699	13,271,221
Net increase (decrease) in net assets resulting from operations	$3,572,348	$1,864,633	$864,774	$1,592,123	$12,738,509

Year ended December 31, 2021 (continued)	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Investment income
Dividend income	$—	$—	$—	$922,361	$1,911,600
Variable account expenses	3,515,831	36,725,805	20,468,000	1,475,394	2,311,967
Investment income (loss) — net	(3,515,831)	(36,725,805)	(20,468,000)	(553,033)	(400,367)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	96,398,248	139,092,867	110,795,546	26,176,869	42,199,996
Cost of investments sold	83,790,174	109,619,794	89,067,202	22,859,771	40,181,498
Net realized gain (loss) on sales of investments	12,608,074	29,473,073	21,728,344	3,317,098	2,018,498
Distributions from capital gains	—	—	—	2,544,504	8,567,612
Net change in unrealized appreciation or depreciation of investments	12,065,854	501,496,847	200,812,572	21,903,785	10,953,775
Net gain (loss) on investments	24,673,928	530,969,920	222,540,916	27,765,387	21,539,885
Net increase (decrease) in net assets resulting from operations	$21,158,097	$494,244,115	$202,072,916	$27,212,354	$21,139,518

See accompanying notes to financial statements.

34	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Operations

Year ended December 31, 2021 (continued)	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income	$497,866
Variable account expenses	121,292
Investment income (loss) — net	376,574

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,702,430
Cost of investments sold	1,667,460
Net realized gain (loss) on sales of investments	34,970
Distributions from capital gains	—
Net change in unrealized appreciation or depreciation of investments	(411,974)
Net gain (loss) on investments	(377,004)
Net increase (decrease) in net assets resulting from operations	$(430)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	35

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B
Operations
Investment income (loss) — net	$59,057	$(105,667)	$(196,761)	$650,380	$(1,460,009)
Net realized gain (loss) on sales of investments	167,090	702,491	3,041,595	107,157	5,389,352
Distributions from capital gains	—	1,369,912	—	—	9,810,691
Net change in unrealized appreciation or depreciation of investments	636,151	194,497	15,971,360	7,267,136	18,768,497
Net increase (decrease) in net assets resulting from operations	862,298	2,161,233	18,816,194	8,024,673	32,508,531

Contract transactions
Contract purchase payments	1,327,579	126,789	573,804	979,981	13,678,379
Net transfers(1)	87,445	167,011	(1,769,487)	(1,400,207)	(2,669,193)
Transfers for policy loans	—	(799)	4,491	23,962	3,699
Adjustments to net assets allocated to contracts in payment period	—	75,275	(7,537)	(21,555)	(23,243)
Contract charges	(3,400)	(7,563)	(52,998)	(107,869)	(39,037)
Contract terminations:
Surrender benefits	(510,409)	(1,064,653)	(7,070,681)	(8,442,079)	(8,005,317)
Death benefits	(374,361)	(186,412)	(1,291,908)	(1,253,246)	(2,461,206)
Increase (decrease) from contract transactions	526,854	(890,352)	(9,614,316)	(10,221,013)	484,082
Net assets at beginning of year	10,461,123	10,373,650	73,637,954	83,458,737	119,644,495
Net assets at end of year	$11,850,275	$11,644,531	$82,839,832	$81,262,397	$152,637,108

Accumulation unit activity
Units outstanding at beginning of year	7,781,875	3,590,158	26,311,008	52,865,319	24,181,194
Units purchased	1,020,800	147,699	338,467	777,962	2,523,083
Units redeemed	(645,539)	(441,678)	(3,290,142)	(6,728,097)	(2,529,537)
Units outstanding at end of year	8,157,136	3,296,179	23,359,333	46,915,184	24,174,740

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

36	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$(64,295)	$49,326	$(485,402)	$(1,287,917)	$292,818
Net realized gain (loss) on sales of investments	902,954	(2,148,707)	2,539,316	7,495,157	(282,739)
Distributions from capital gains	2,269,875	—	2,691,401	14,036,357	—
Net change in unrealized appreciation or depreciation of investments	313,008	3,730,280	6,595,143	(11,991,459)	8,055,043
Net increase (decrease) in net assets resulting from operations	3,421,542	1,630,899	11,340,458	8,252,138	8,065,122

Contract transactions
Contract purchase payments	131,091	262,971	976,357	6,729,771	2,572,561
Net transfers(1)	(382,857)	176,331	(2,161,570)	(3,944,090)	(814,335)
Transfers for policy loans	10,678	13,502	6,520	23,735	(3,367)
Adjustments to net assets allocated to contracts in payment period	(51,141)	8,815	(16,193)	(38,056)	(6,121)
Contract charges	(14,112)	(31,786)	(30,594)	(58,462)	(12,449)
Contract terminations:
Surrender benefits	(2,208,703)	(2,886,759)	(4,203,192)	(9,994,554)	(1,939,010)
Death benefits	(229,339)	(363,705)	(900,074)	(2,410,684)	(468,886)
Increase (decrease) from contract transactions	(2,744,383)	(2,820,631)	(6,328,746)	(9,692,340)	(671,607)
Net assets at beginning of year	24,170,829	27,472,418	50,845,818	123,475,002	22,313,815
Net assets at end of year	$24,847,988	$26,282,686	$55,857,530	$122,034,800	$29,707,330

Accumulation unit activity
Units outstanding at beginning of year	7,351,426	16,330,827	12,694,376	23,583,472	31,725,253
Units purchased	42,016	392,087	238,261	1,307,684	3,932,972
Units redeemed	(823,652)	(1,970,418)	(1,663,900)	(3,002,948)	(4,646,824)
Units outstanding at end of year	6,569,790	14,752,496	11,268,737	21,888,208	31,011,401

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	37

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I
Operations
Investment income (loss) — net	$(64,372)	$(212,966)	$28,413	$(535,302)	$275,087
Net realized gain (loss) on sales of investments	352,797	1,368,381	1,698,944	4,327,491	1,708,004
Distributions from capital gains	270,932	708,368	—	4,011,620	—
Net change in unrealized appreciation or depreciation of investments	165,889	(8,150)	6,615,382	3,685,891	4,295,510
Net increase (decrease) in net assets resulting from operations	725,246	1,855,633	8,342,739	11,489,700	6,278,601

Contract transactions
Contract purchase payments	64,586	179,485	357,636	328,446	216,037
Net transfers(1)	(4,627)	252,906	(1,342,991)	(486,447)	(158,273)
Transfers for policy loans	5,873	6,538	1,761	304	4,101
Adjustments to net assets allocated to contracts in payment period	(5,987)	85,641	(25,240)	87,281	(144,283)
Contract charges	(1,983)	(17,806)	(24,681)	(34,969)	(5,756)
Contract terminations:
Surrender benefits	(727,941)	(2,229,297)	(4,346,154)	(5,277,317)	(2,771,188)
Death benefits	(41,015)	(218,128)	(583,140)	(1,085,901)	(332,381)
Increase (decrease) from contract transactions	(711,094)	(1,940,661)	(5,962,809)	(6,468,603)	(3,191,743)
Net assets at beginning of year	9,326,745	24,484,601	40,390,737	54,980,972	27,764,574
Net assets at end of year	$9,340,897	$24,399,573	$42,770,667	$60,002,069	$30,851,432

Accumulation unit activity
Units outstanding at beginning of year	3,870,709	9,218,342	14,792,583	11,056,907	6,915,778
Units purchased	45,802	234,173	158,411	134,071	52,784
Units redeemed	(319,759)	(945,346)	(2,110,083)	(1,300,588)	(722,373)
Units outstanding at end of year	3,596,752	8,507,169	12,840,911	9,890,390	6,246,189

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

38	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 2(2)
Operations
Investment income (loss) — net	$1,090,958	$(191,588)	$79,523	$(225,584)	$(78,269)
Net realized gain (loss) on sales of investments	8,136,299	1,239,723	694,791	1,715,797	13,576
Distributions from capital gains	—	15,297,963	750,318	2,719,409	—
Net change in unrealized appreciation or depreciation of investments	25,646,194	(11,851,697)	1,777,567	(1,600,618)	668,358
Net increase (decrease) in net assets resulting from operations	34,873,451	4,494,401	3,302,199	2,609,004	603,665

Contract transactions
Contract purchase payments	6,154,561	7,696,707	119,736	196,937	24,579,553
Net transfers(1)	(886,768)	3,892,746	365,889	(744,489)	493,900
Transfers for policy loans	(15,456)	7,544	18,870	6,218	—
Adjustments to net assets allocated to contracts in payment period	161	(44,954)	(5,055)	(6,799)	—
Contract charges	(90,733)	(35,434)	(18,587)	(17,134)	(15)
Contract terminations:
Surrender benefits	(13,551,690)	(6,158,861)	(1,711,125)	(2,376,305)	(615,775)
Death benefits	(3,003,736)	(1,577,492)	(543,032)	(109,156)	(10,692)
Increase (decrease) from contract transactions	(11,393,661)	3,780,256	(1,773,304)	(3,050,728)	24,446,971
Net assets at beginning of year	155,092,987	83,867,747	24,245,668	22,942,015	—
Net assets at end of year	$178,572,777	$92,142,404	$25,774,563	$22,500,291	$25,050,636

Accumulation unit activity
Units outstanding at beginning of year	53,116,555	49,336,687	9,850,076	5,487,178	—
Units purchased	2,222,580	6,711,664	191,070	71,871	24,952,277
Units redeemed	(5,647,048)	(4,563,878)	(869,252)	(735,377)	(1,296,563)
Units outstanding at end of year	49,692,087	51,484,473	9,171,894	4,823,672	23,655,714

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 3, 2021 (commencement of operations) to December 31, 2021.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	39

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$(6,484,480)	$(88,325)	$(1,370,268)	$(475,010)	$(3,841,542)
Net realized gain (loss) on sales of investments	29,817,890	(5,220)	7,969,262	2,630,683	31,172,594
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	54,883,342	1,944,287	20,033,628	9,047,559	76,142,366
Net increase (decrease) in net assets resulting from operations	78,216,752	1,850,742	26,632,622	11,203,232	103,473,418

Contract transactions
Contract purchase payments	18,477,378	1,185,189	6,527,815	5,410,264	2,161,468
Net transfers(1)	32,380,910	4,069,869	1,551,876	(952,923)	(6,278,695)
Transfers for policy loans	5,303	171	19,892	2,176	236,098
Adjustments to net assets allocated to contracts in payment period	(361,822)	—	(43,991)	—	(759,344)
Contract charges	(285,110)	(2,285)	(60,726)	(10,492)	(343,628)
Contract terminations:
Surrender benefits	(51,746,769)	(445,886)	(8,648,732)	(2,405,264)	(27,964,803)
Death benefits	(10,582,164)	(14,863)	(1,346,157)	(1,350,301)	(5,804,520)
Increase (decrease) from contract transactions	(12,112,274)	4,792,195	(2,000,023)	693,460	(38,753,424)
Net assets at beginning of year	577,611,892	4,373,218	118,781,485	36,161,780	347,018,872
Net assets at end of year	$643,716,370	$11,016,155	$143,414,084	$48,058,472	$411,738,866

Accumulation unit activity
Units outstanding at beginning of year	202,405,994	8,170,211	46,707,257	10,029,985	116,774,399
Units purchased	17,467,695	8,294,169	3,077,338	1,276,646	819,396
Units redeemed	(21,025,177)	(712,712)	(3,783,203)	(1,138,636)	(12,095,864)
Units outstanding at end of year	198,848,512	15,751,668	46,001,392	10,167,995	105,497,931

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

40	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3
Operations
Investment income (loss) — net	$(812,043)	$(3,890,394)	$376,805	$(162,028)	$28,865
Net realized gain (loss) on sales of investments	2,555,867	38,093,747	(11,950)	1,163,302	6,286,069
Distributions from capital gains	—	—	—	2,567,139	4,989,257
Net change in unrealized appreciation or depreciation of investments	13,812,933	58,412,482	(844,183)	(10,077,961)	(21,741,296)
Net increase (decrease) in net assets resulting from operations	15,556,757	92,615,835	(479,328)	(6,509,548)	(10,437,105)

Contract transactions
Contract purchase payments	9,082,759	2,998,840	947,183	8,721,857	1,285,816
Net transfers(1)	1,294,613	(10,277,483)	180,648	5,650,569	2,337,269
Transfers for policy loans	(31,793)	155,966	1,455	197	59,422
Adjustments to net assets allocated to contracts in payment period	—	(464,653)	(6,600)	(507)	(37,784)
Contract charges	(20,325)	(316,191)	(4,664)	(20,614)	(116,763)
Contract terminations:
Surrender benefits	(4,080,204)	(40,291,947)	(1,120,251)	(3,260,823)	(13,928,983)
Death benefits	(1,179,830)	(6,623,472)	(327,922)	(755,852)	(1,470,155)
Increase (decrease) from contract transactions	5,065,220	(54,818,940)	(330,151)	10,334,827	(11,871,178)
Net assets at beginning of year	62,076,670	395,050,772	14,139,515	62,343,485	139,658,114
Net assets at end of year	$82,698,647	$432,847,667	$13,330,036	$66,168,764	$117,349,831

Accumulation unit activity
Units outstanding at beginning of year	26,193,210	128,498,033	12,121,739	32,763,943	38,325,602
Units purchased	3,938,407	963,402	1,182,709	7,593,216	1,104,415
Units redeemed	(2,165,232)	(16,713,870)	(1,450,039)	(2,389,458)	(4,399,259)
Units outstanding at end of year	27,966,385	112,747,565	11,854,409	37,967,701	35,030,758

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	41

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2
Operations
Investment income (loss) — net	$253,847	$1,879,751	$(1,055,483)	$(1,127,687)	$2,018,107
Net realized gain (loss) on sales of investments	(134,128)	(1,406,273)	(1)	1,029	57,937
Distributions from capital gains	—	—	10,412	12,025	—
Net change in unrealized appreciation or depreciation of investments	(128,267)	(330,010)	1	(1,028)	(194,283)
Net increase (decrease) in net assets resulting from operations	(8,548)	143,468	(1,045,071)	(1,115,661)	1,881,761

Contract transactions
Contract purchase payments	738,234	423,511	19,218,024	2,590,354	4,912,922
Net transfers(1)	710,861	2,585,606	(3,985,937)	5,797,329	1,894,528
Transfers for policy loans	824	11,550	7,874	84,050	787
Adjustments to net assets allocated to contracts in payment period	8,745	(44,740)	(978)	(35,993)	—
Contract charges	(1,501)	(97,195)	(29,133)	(113,005)	(12,272)
Contract terminations:
Surrender benefits	(746,656)	(5,754,873)	(10,902,506)	(30,005,151)	(3,797,152)
Death benefits	(312,932)	(1,596,283)	(2,331,595)	(2,394,779)	(595,568)
Increase (decrease) from contract transactions	397,575	(4,472,424)	1,975,749	(24,077,195)	2,403,245
Net assets at beginning of year	9,601,542	64,307,847	92,735,131	135,582,625	49,733,544
Net assets at end of year	$9,990,569	$59,978,891	$93,665,809	$110,389,769	$54,018,550

Accumulation unit activity
Units outstanding at beginning of year	9,357,201	38,476,819	100,549,172	123,714,814	27,678,809
Units purchased	1,417,263	1,887,024	23,847,947	8,640,465	3,750,872
Units redeemed	(1,045,773)	(4,482,274)	(21,796,809)	(30,920,199)	(2,492,152)
Units outstanding at end of year	9,728,691	35,881,569	102,600,310	101,435,080	28,937,529

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

42	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$6,311,997	$2,138,194	$7,800,651	$1,388,663	$7,334,497
Net realized gain (loss) on sales of investments	608,623	(182,296)	(1,479,714)	264,394	1,768,096
Distributions from capital gains	—	—	—	5,004,217	23,329,427
Net change in unrealized appreciation or depreciation of investments	(901,222)	(1,150,938)	(2,926,111)	(7,844,641)	(36,576,830)
Net increase (decrease) in net assets resulting from operations	6,019,398	804,960	3,394,826	(1,187,367)	(4,144,810)

Contract transactions
Contract purchase payments	810,067	1,582,032	528,902	9,684,742	1,760,047
Net transfers(1)	1,138,718	92,824	879,068	1,379,135	6,254,809
Transfers for policy loans	17,338	353	6,348	1,576	63,667
Adjustments to net assets allocated to contracts in payment period	(199,444)	—	(22,274)	(5,543)	(295,072)
Contract charges	(98,381)	(7,259)	(144,742)	(11,841)	(361,384)
Contract terminations:
Surrender benefits	(14,776,330)	(1,425,726)	(9,725,669)	(4,102,217)	(32,617,663)
Death benefits	(3,366,123)	(391,021)	(2,206,786)	(2,252,236)	(7,034,092)
Increase (decrease) from contract transactions	(16,474,155)	(148,797)	(10,685,153)	4,693,616	(32,229,688)
Net assets at beginning of year	163,849,224	27,224,524	101,998,697	66,937,655	342,522,574
Net assets at end of year	$153,394,467	$27,880,687	$94,708,370	$70,443,904	$306,148,076

Accumulation unit activity
Units outstanding at beginning of year	55,713,045	15,673,559	42,051,511	47,137,520	160,950,028
Units purchased	785,933	1,280,454	761,238	8,217,298	4,094,817
Units redeemed	(6,260,912)	(1,392,395)	(5,098,842)	(4,979,791)	(19,362,419)
Units outstanding at end of year	50,238,066	15,561,618	37,713,907	50,375,027	145,682,426

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	43

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 2(2)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2
Operations
Investment income (loss) — net	$(1,072,372)	$(1,408,993)	$(80,935)	$(5,537,314)	$239,472
Net realized gain (loss) on sales of investments	6,704,042	20,383,264	24,624	31,235,480	371,727
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	17,011,153	20,515,470	1,624,790	102,912,300	(1,862,620)
Net increase (decrease) in net assets resulting from operations	22,642,823	39,489,741	1,568,479	128,610,466	(1,251,421)

Contract transactions
Contract purchase payments	14,205,570	930,296	24,101,694	21,055,037	8,548,986
Net transfers(1)	1,909,350	(4,638,996)	1,759,022	12,451,851	5,244,702
Transfers for policy loans	2,994	(13,621)	—	47,119	7,729
Adjustments to net assets allocated to contracts in payment period	—	(40,395)	—	(303,737)	(3,301)
Contract charges	(28,354)	(116,309)	(8)	(227,827)	(22,899)
Contract terminations:
Surrender benefits	(4,712,769)	(16,584,678)	(209,862)	(36,841,369)	(5,180,675)
Death benefits	(2,549,608)	(3,365,035)	(552,513)	(8,868,452)	(2,052,688)
Increase (decrease) from contract transactions	8,827,183	(23,828,738)	25,098,333	(12,687,378)	6,541,854
Net assets at beginning of year	80,334,555	152,397,074	—	479,899,896	62,924,400
Net assets at end of year	$111,804,561	$168,058,077	$26,666,812	$595,822,984	$68,214,833

Accumulation unit activity
Units outstanding at beginning of year	17,772,218	55,015,614	—	152,957,505	54,108,549
Units purchased	3,311,910	417,521	24,116,806	10,297,105	13,191,269
Units redeemed	(1,641,526)	(8,054,744)	(695,327)	(13,351,658)	(7,565,162)
Units outstanding at end of year	19,442,602	47,378,391	23,421,479	149,902,952	59,734,656

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 3, 2021 (commencement of operations) to December 31, 2021.

See accompanying notes to financial statements.

44	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3
Operations
Investment income (loss) — net	$128,043	$(398,134)	$(971,126)	$7,422	$112,479
Net realized gain (loss) on sales of investments	94,308	2,618,513	9,147,963	423,128	1,858,180
Distributions from capital gains	871,481	—	—	672,774	1,350,406
Net change in unrealized appreciation or depreciation of investments	(2,557,361)	2,508,077	5,475,102	1,205,620	2,236,570
Net increase (decrease) in net assets resulting from operations	(1,463,529)	4,728,456	13,651,939	2,308,944	5,557,635

Contract transactions
Contract purchase payments	898,509	5,731,290	571,695	5,230,164	688,339
Net transfers(1)	(6,269,175)	(510,150)	(785,585)	4,489,662	(111,034)
Transfers for policy loans	(515)	(1,454)	14,006	287	50,247
Adjustments to net assets allocated to contracts in payment period	(10,035)	(2,640)	(81,480)	51,777	(279,371)
Contract charges	(6,671)	(9,568)	(53,747)	(6,688)	(40,955)
Contract terminations:
Surrender benefits	(2,237,743)	(2,234,870)	(8,924,794)	(1,678,945)	(6,073,247)
Death benefits	(463,530)	(226,489)	(936,017)	(318,072)	(957,770)
Increase (decrease) from contract transactions	(8,089,160)	2,746,119	(10,195,922)	7,768,185	(6,723,791)
Net assets at beginning of year	27,008,491	31,802,858	92,334,853	26,028,986	64,166,474
Net assets at end of year	$17,455,802	$39,277,433	$95,790,870	$36,106,115	$63,000,318

Accumulation unit activity
Units outstanding at beginning of year	19,114,334	9,287,761	24,410,008	14,948,482	36,058,004
Units purchased	824,181	1,681,724	193,221	5,226,017	580,626
Units redeemed	(7,026,406)	(999,216)	(2,571,403)	(1,110,262)	(4,069,317)
Units outstanding at end of year	12,912,109	9,970,269	22,031,826	19,064,237	32,569,313

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	45

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$(464,795)	$(387,643)	$(405,413)	$(426,924)	$(229,729)
Net realized gain (loss) on sales of investments	1,342,450	2,253,370	1,763,896	4,993,441	1,271,369
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,205,171	6,789,334	8,062,081	7,958,998	3,668,262
Net increase (decrease) in net assets resulting from operations	8,082,826	8,655,061	9,420,564	12,525,515	4,709,902

Contract transactions
Contract purchase payments	10,303,940	427,604	4,976,769	393,984	3,120,346
Net transfers(1)	9,029,569	10,589,206	1,354,085	(226,178)	1,592,638
Transfers for policy loans	2,143	(2,619)	(1,345)	8,126	(845)
Adjustments to net assets allocated to contracts in payment period	—	(14,439)	—	5,069	(423)
Contract charges	(9,003)	(23,637)	(8,137)	(33,513)	(5,370)
Contract terminations:
Surrender benefits	(2,322,477)	(3,679,961)	(2,365,431)	(5,344,093)	(994,017)
Death benefits	(584,609)	(746,813)	(404,288)	(673,425)	(209,769)
Increase (decrease) from contract transactions	16,419,563	6,549,341	3,551,653	(5,870,030)	3,502,560
Net assets at beginning of year	29,242,906	31,992,998	29,998,635	43,097,531	15,402,057
Net assets at end of year	$53,745,295	$47,197,400	$42,970,852	$49,753,016	$23,614,519

Accumulation unit activity
Units outstanding at beginning of year	9,450,071	10,598,368	10,747,272	15,060,312	5,864,923
Units purchased	5,296,569	3,211,302	2,019,096	229,847	1,590,616
Units redeemed	(811,027)	(1,260,541)	(993,609)	(2,019,900)	(496,729)
Units outstanding at end of year	13,935,613	12,549,129	11,772,759	13,270,259	6,958,810

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

46	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return
Operations
Investment income (loss) — net	$(308,074)	$3,186,652	$123,467	$586,061	$467,375
Net realized gain (loss) on sales of investments	2,949,738	(346,809)	44,321	333,113	(1,388,840)
Distributions from capital gains	—	—	285,085	923,596	—
Net change in unrealized appreciation or depreciation of investments	6,069,610	(2,512,097)	(885,381)	(2,942,572)	3,721,400
Net increase (decrease) in net assets resulting from operations	8,711,274	327,746	(432,508)	(1,099,802)	2,799,935

Contract transactions
Contract purchase payments	329,787	7,637,774	2,775,116	390,575	261,477
Net transfers(1)	831,530	5,179,429	228,641	1,766,240	779,838
Transfers for policy loans	12,043	1,332	(81)	12,832	3,874
Adjustments to net assets allocated to contracts in payment period	(10,786)	—	(4,334)	(25,135)	(554)
Contract charges	(23,975)	(16,761)	(2,916)	(37,460)	(7,566)
Contract terminations:
Surrender benefits	(3,409,590)	(3,400,296)	(967,356)	(6,019,866)	(1,256,656)
Death benefits	(500,128)	(1,455,121)	(445,453)	(1,425,064)	(102,639)
Increase (decrease) from contract transactions	(2,771,119)	7,946,357	1,583,617	(5,337,878)	(322,226)
Net assets at beginning of year	30,098,657	71,367,425	16,346,159	61,785,566	10,127,662
Net assets at end of year	$36,038,812	$79,641,528	$17,497,268	$55,347,886	$12,605,371

Accumulation unit activity
Units outstanding at beginning of year	8,683,590	54,321,570	14,173,993	41,014,603	21,422,578
Units purchased	423,694	9,877,130	2,959,656	1,731,249	2,300,093
Units redeemed	(1,012,981)	(3,921,884)	(1,636,208)	(5,307,135)	(2,672,846)
Units outstanding at end of year	8,094,303	60,276,816	15,497,441	37,438,717	21,049,825

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	47

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2
Operations
Investment income (loss) — net	$139,604	$183,311	$(119,385)	$(146,545)	$5,751
Net realized gain (loss) on sales of investments	(287,650)	152,992	75,992	(1,111,031)	(20,502)
Distributions from capital gains	859,649	395,069	489,081	1,431,678	2,499,564
Net change in unrealized appreciation or depreciation of investments	(2,020,306)	(898,909)	401,326	2,308,070	6,263,078
Net increase (decrease) in net assets resulting from operations	(1,308,703)	(167,537)	847,014	2,482,172	8,747,891

Contract transactions
Contract purchase payments	3,940,383	1,788,955	4,281,361	283,366	1,881,849
Net transfers(1)	(7,620,290)	(1,884,336)	5,410,047	7,695,695	(864,876)
Transfers for policy loans	(3,446)	201	14,932	6,345	(5,789)
Adjustments to net assets allocated to contracts in payment period	—	—	—	(27,229)	—
Contract charges	(16,503)	(2,942)	(3,726)	(177,166)	(7,370)
Contract terminations:
Surrender benefits	(5,190,080)	(1,414,156)	(1,273,838)	(6,320,628)	(2,431,442)
Death benefits	(893,399)	(147,107)	(366,386)	(1,348,016)	(291,767)
Increase (decrease) from contract transactions	(9,783,335)	(1,659,385)	8,062,390	112,367	(1,719,395)
Net assets at beginning of year	55,042,692	20,436,189	18,926,949	67,369,034	22,817,999
Net assets at end of year	$43,950,654	$18,609,267	$27,836,353	$69,963,573	$29,846,495

Accumulation unit activity
Units outstanding at beginning of year	53,584,190	15,574,954	13,758,376	39,638,358	12,536,530
Units purchased	5,007,236	1,442,865	7,086,402	4,737,297	919,835
Units redeemed	(14,650,641)	(2,732,025)	(1,267,301)	(4,584,748)	(1,733,636)
Units outstanding at end of year	43,940,785	14,285,794	19,577,477	39,790,907	11,722,729

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

48	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Loomis Sayles Gro, Cl 2	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2
Operations
Investment income (loss) — net	$(1,328,374)	$(538,565)	$(744,541)	$(454,666)	$(358,081)
Net realized gain (loss) on sales of investments	15,354,532	3,123,907	2,895,030	3,429,188	1,043,527
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	9,496,086	5,038,760	12,171,089	(5,433,115)	5,786,875
Net increase (decrease) in net assets resulting from operations	23,522,244	7,624,102	14,321,578	(2,458,593)	6,472,321

Contract transactions
Contract purchase payments	997,350	4,126,129	6,093,749	5,998,126	5,555,339
Net transfers(1)	(7,780,755)	(1,040,707)	772,034	2,379,669	802,481
Transfers for policy loans	32,124	1,585	(2,358)	257	(11,169)
Adjustments to net assets allocated to contracts in payment period	(30,943)	—	—	—	7,214
Contract charges	(113,651)	(13,931)	(18,104)	(16,493)	(5,320)
Contract terminations:
Surrender benefits	(14,169,173)	(2,584,159)	(3,884,274)	(1,767,667)	(1,480,256)
Death benefits	(2,083,689)	(1,096,923)	(1,401,368)	(830,453)	(785,529)
Increase (decrease) from contract transactions	(23,148,737)	(608,006)	1,559,679	5,763,439	4,082,760
Net assets at beginning of year	143,801,141	44,895,049	59,610,020	35,500,973	26,085,475
Net assets at end of year	$144,174,648	$51,911,145	$75,491,277	$38,805,819	$36,640,556

Accumulation unit activity
Units outstanding at beginning of year	62,336,420	9,749,200	21,072,935	6,352,342	10,703,414
Units purchased	429,534	856,066	2,361,738	1,523,267	2,508,772
Units redeemed	(9,575,566)	(967,500)	(1,883,178)	(545,345)	(1,051,401)
Units outstanding at end of year	53,190,388	9,637,766	21,551,495	7,330,264	12,160,785

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	49

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II
Operations
Investment income (loss) — net	$6,956	$(585,006)	$(387,207)	$(320,822)	$85,930
Net realized gain (loss) on sales of investments	11,559	3,375,340	2,688,838	1,934,948	116,772
Distributions from capital gains	818,975	—	—	—	1,633,272
Net change in unrealized appreciation or depreciation of investments	(1,349,151)	10,481,703	8,373,773	2,434,578	(430,743)
Net increase (decrease) in net assets resulting from operations	(511,661)	13,272,037	10,675,404	4,048,704	1,405,231

Contract transactions
Contract purchase payments	2,582,403	5,732,270	364,554	1,957,832	626,152
Net transfers(1)	(4,122,524)	2,457,742	4,503,776	(193,385)	(365,340)
Transfers for policy loans	1,851	(2,241)	8,472	(14,027)	(365)
Adjustments to net assets allocated to contracts in payment period	—	—	(67,273)	—	(24,207)
Contract charges	(1,993)	(13,925)	(24,963)	(8,399)	(6,098)
Contract terminations:
Surrender benefits	(989,457)	(3,146,275)	(3,854,055)	(1,701,177)	(1,057,951)
Death benefits	(100,559)	(959,311)	(439,807)	(532,086)	(305,575)
Increase (decrease) from contract transactions	(2,630,279)	4,068,260	490,704	(491,242)	(1,133,384)
Net assets at beginning of year	21,079,679	43,610,267	34,991,576	27,283,332	15,965,029
Net assets at end of year	$17,937,739	$60,950,564	$46,157,684	$30,840,794	$16,236,876

Accumulation unit activity
Units outstanding at beginning of year	17,212,515	13,877,240	10,051,638	7,360,525	10,756,237
Units purchased	2,456,920	2,378,939	1,185,335	569,586	530,146
Units redeemed	(4,617,013)	(1,368,153)	(1,059,157)	(703,189)	(1,267,668)
Units outstanding at end of year	15,052,422	14,888,026	10,177,816	7,226,922	10,018,715

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Operations
Investment income (loss) — net	$77,165	$1,544,914	$(5,570,583)	$605,282	$1,239,156
Net realized gain (loss) on sales of investments	183,699	(192,035)	29,690,761	1,494,264	4,717,798
Distributions from capital gains	—	—	72,753,709	1,879,101	4,359,503
Net change in unrealized appreciation or depreciation of investments	1,080,002	713,488	36,860,615	4,979,124	10,046,685
Net increase (decrease) in net assets resulting from operations	1,340,866	2,066,367	133,734,502	8,957,771	20,363,142

Contract transactions
Contract purchase payments	478,037	725,692	24,961,417	195,393	511,062
Net transfers(1)	2,370,298	7,956,730	(15,718,467)	(131,110)	(2,087,304)
Transfers for policy loans	(1,942)	17,056	(22,946)	34,316	42,450
Adjustments to net assets allocated to contracts in payment period	(2,170)	(37,763)	(115,699)	(43,610)	(40,939)
Contract charges	(5,247)	(68,502)	(258,512)	(9,416)	(70,647)
Contract terminations:
Surrender benefits	(1,111,012)	(8,381,481)	(50,008,035)	(3,119,785)	(8,421,832)
Death benefits	(166,200)	(1,739,579)	(8,359,678)	(484,738)	(1,378,685)
Increase (decrease) from contract transactions	1,561,764	(1,527,847)	(49,521,920)	(3,558,950)	(11,445,895)
Net assets at beginning of year	12,104,333	78,847,717	534,239,456	37,318,832	86,752,324
Net assets at end of year	$15,006,963	$79,386,237	$618,452,038	$42,717,653	$95,669,571

Accumulation unit activity
Units outstanding at beginning of year	10,983,851	53,305,625	156,502,878	12,828,800	27,581,217
Units purchased	2,387,996	5,839,963	6,575,028	68,597	157,971
Units redeemed	(1,102,655)	(6,838,734)	(19,460,463)	(1,115,847)	(3,346,947)
Units outstanding at end of year	12,269,192	52,306,854	143,617,443	11,781,550	24,392,241

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	51

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2
Operations
Investment income (loss) — net	$(258,108)	$(2,291,447)	$(45,709)	$(304,958)	$2,600,053
Net realized gain (loss) on sales of investments	3,605,405	15,621,607	462,584	2,583,777	739,188
Distributions from capital gains	12,002,323	64,384,393	865,740	3,925,354	2,763,781
Net change in unrealized appreciation or depreciation of investments	1,337,221	7,060,050	679,386	2,656,645	(2,026,327)
Net increase (decrease) in net assets resulting from operations	16,686,841	84,774,603	1,962,001	8,860,818	4,076,695

Contract transactions
Contract purchase payments	477,942	14,293,891	87,769	451,932	10,368,555
Net transfers(1)	(1,940,420)	(9,979,147)	(105,147)	(260,477)	20,490,450
Transfers for policy loans	33,463	6,787	6,335	24,866	26,026
Adjustments to net assets allocated to contracts in payment period	(142,057)	(305,119)	(16,613)	(17,791)	79,148
Contract charges	(17,082)	(290,760)	(2,528)	(33,718)	(57,109)
Contract terminations:
Surrender benefits	(6,784,343)	(34,584,625)	(1,005,911)	(5,047,906)	(14,446,742)
Death benefits	(722,095)	(6,388,454)	(47,384)	(495,440)	(2,750,042)
Increase (decrease) from contract transactions	(9,094,592)	(37,247,427)	(1,083,479)	(5,378,534)	13,710,286
Net assets at beginning of year	71,388,806	364,896,085	11,088,443	50,424,137	159,417,632
Net assets at end of year	$78,981,055	$412,423,261	$11,966,965	$53,906,421	$177,204,613

Accumulation unit activity
Units outstanding at beginning of year	8,169,100	84,027,823	5,118,065	21,627,721	127,919,805
Units purchased	54,964	3,193,220	39,735	345,157	24,544,160
Units redeemed	(957,908)	(10,418,083)	(498,047)	(2,451,162)	(13,734,213)
Units outstanding at end of year	7,266,156	76,802,960	4,659,753	19,521,716	138,729,752

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Operations
Investment income (loss) — net	$5,044	$1,956,092	$1,384,031	$88,395	$(491,911)
Net realized gain (loss) on sales of investments	(1,011,058)	197,568	440,372	1,517,427	4,654,578
Distributions from capital gains	1,550,852	—	—	3,571,332	17,101,983
Net change in unrealized appreciation or depreciation of investments	14,866,940	5,715,205	10,175,426	22,110,191	11,375,098
Net increase (decrease) in net assets resulting from operations	15,411,778	7,868,865	11,999,829	27,287,345	32,639,748

Contract transactions
Contract purchase payments	707,257	3,200,671	1,771,261	5,378,228	648,563
Net transfers(1)	(1,602,967)	1,588,870	(3,961,705)	698,714	(4,391,843)
Transfers for policy loans	17,199	4,014	10,665	287	33,444
Adjustments to net assets allocated to contracts in payment period	80,030	7,106	(15,215)	(29,380)	2,776
Contract charges	(53,952)	(19,410)	(41,814)	(67,016)	(117,403)
Contract terminations:
Surrender benefits	(7,398,284)	(3,638,449)	(6,056,507)	(12,479,285)	(12,030,403)
Death benefits	(931,747)	(1,275,179)	(1,476,246)	(1,902,148)	(1,473,291)
Increase (decrease) from contract transactions	(9,182,464)	(132,377)	(9,769,561)	(8,400,600)	(17,328,157)
Net assets at beginning of year	64,477,036	52,300,809	69,793,269	115,452,300	116,601,769
Net assets at end of year	$70,706,350	$60,037,297	$72,023,537	$134,339,045	$131,913,360

Accumulation unit activity
Units outstanding at beginning of year	26,983,898	38,727,567	32,570,347	28,578,192	19,376,417
Units purchased	327,965	3,650,464	724,344	1,621,935	105,841
Units redeemed	(3,783,600)	(3,902,670)	(4,929,441)	(3,406,317)	(2,588,248)
Units outstanding at end of year	23,528,263	38,475,361	28,365,250	26,793,810	16,894,010

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	53

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Operations
Investment income (loss) — net	$26,305	$(22,516)	$(101,564)	$(138,356)	$(491,099)
Net realized gain (loss) on sales of investments	43,136	235,742	6,607,895	1,232,126	4,279,950
Distributions from capital gains	—	1,262,179	26,340,265	1,900,396	6,770,259
Net change in unrealized appreciation or depreciation of investments	185,545	(263,513)	(3,959,781)	(1,224,146)	(4,716,344)
Net increase (decrease) in net assets resulting from operations	254,986	1,211,892	28,886,815	1,770,020	5,842,766

Contract transactions
Contract purchase payments	399,742	35,534	457,776	56,974	241,659
Net transfers(1)	667,970	(5,716)	(5,847,963)	(838,136)	(1,423,118)
Transfers for policy loans	—	5,030	14,125	26,391	3,824
Adjustments to net assets allocated to contracts in payment period	(290)	(2,886)	(109,184)	(2,419)	(246)
Contract charges	(2,994)	(1,512)	(163,660)	(4,633)	(134,750)
Contract terminations:
Surrender benefits	(265,100)	(685,397)	(10,054,746)	(1,552,141)	(4,950,635)
Death benefits	(102,123)	(129,452)	(1,924,410)	(125,084)	(1,474,381)
Increase (decrease) from contract transactions	697,205	(784,399)	(17,628,062)	(2,439,048)	(7,737,647)
Net assets at beginning of year	7,104,398	5,450,744	109,200,750	16,876,621	55,832,638
Net assets at end of year	$8,056,589	$5,878,237	$120,459,503	$16,207,593	$53,937,757

Accumulation unit activity
Units outstanding at beginning of year	7,249,521	1,238,111	34,241,674	4,758,183	16,180,255
Units purchased	1,100,388	14,959	129,636	21,586	117,039
Units redeemed	(409,971)	(164,892)	(4,956,094)	(662,821)	(2,174,828)
Units outstanding at end of year	7,939,938	1,088,178	29,415,216	4,116,948	14,122,466

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II
Operations
Investment income (loss) — net	$714,693	$691,178	$(477,751)	$(209,747)	$(152,920)
Net realized gain (loss) on sales of investments	(92,256)	5,232,699	1,854,999	1,211,002	999,509
Distributions from capital gains	1,183,548	—	1,807,432	2,634,410	1,890,018
Net change in unrealized appreciation or depreciation of investments	975,144	21,806,406	15,227,727	491,061	(32,705)
Net increase (decrease) in net assets resulting from operations	2,781,129	27,730,283	18,412,407	4,126,726	2,703,902

Contract transactions
Contract purchase payments	1,900,863	556,304	426,186	98,017	124,090
Net transfers(1)	1,370,155	(7,988,789)	(1,245,969)	(351,475)	(108,293)
Transfers for policy loans	(7,846)	26,969	58,401	(3,005)	(592)
Adjustments to net assets allocated to contracts in payment period	(132,305)	106,877	(106,705)	(13,525)	—
Contract charges	(13,553)	(223,371)	(31,595)	(11,858)	(10,112)
Contract terminations:
Surrender benefits	(2,738,539)	(9,491,753)	(5,065,502)	(2,195,276)	(1,980,606)
Death benefits	(479,104)	(2,652,564)	(981,939)	(471,186)	(232,904)
Increase (decrease) from contract transactions	(100,329)	(19,666,327)	(6,947,123)	(2,948,308)	(2,208,417)
Net assets at beginning of year	34,795,535	94,657,806	73,055,958	24,154,944	15,962,519
Net assets at end of year	$37,476,335	$102,721,762	$84,521,242	$25,333,362	$16,458,004

Accumulation unit activity
Units outstanding at beginning of year	25,879,810	36,169,809	16,460,595	15,946,166	10,622,430
Units purchased	2,452,759	292,788	97,221	59,927	229,224
Units redeemed	(2,442,960)	(6,680,426)	(1,457,314)	(1,846,621)	(1,546,055)
Units outstanding at end of year	25,889,609	29,782,171	15,100,502	14,159,472	9,305,599

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	55

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Div Divd, Ser II	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II
Operations
Investment income (loss) — net	$251,371	$103,230	$(1,631,532)	$5,740,020	$(421,074)
Net realized gain (loss) on sales of investments	794,838	448,905	7,307,378	(2,188,526)	1,446,284
Distributions from capital gains	77,648	43,591	8,614,086	—	5,151,332
Net change in unrealized appreciation or depreciation of investments	2,210,446	1,203,882	7,402,734	(11,887,113)	(1,366,448)
Net increase (decrease) in net assets resulting from operations	3,334,303	1,799,608	21,692,666	(8,335,619)	4,810,094

Contract transactions
Contract purchase payments	171,070	117,000	6,581,459	2,294,250	449,975
Net transfers(1)	(882,806)	(256,421)	(2,423,052)	(984,386)	(621,883)
Transfers for policy loans	(7,656)	1,281	12,245	42,444	1,278
Adjustments to net assets allocated to contracts in payment period	(13,225)	(4,431)	(57,217)	(129,541)	(16,126)
Contract charges	(12,170)	(7,368)	(83,877)	(213,558)	(25,004)
Contract terminations:
Surrender benefits	(1,794,322)	(1,464,727)	(13,307,611)	(16,522,214)	(3,950,736)
Death benefits	(318,656)	(200,871)	(2,101,151)	(3,884,325)	(534,098)
Increase (decrease) from contract transactions	(2,857,765)	(1,815,537)	(11,379,204)	(19,397,330)	(4,696,594)
Net assets at beginning of year	19,755,222	11,057,019	158,216,377	192,491,359	46,552,979
Net assets at end of year	$20,231,760	$11,041,090	$168,529,839	$164,758,410	$46,666,479

Accumulation unit activity
Units outstanding at beginning of year	8,940,507	5,208,842	44,144,319	109,621,404	14,172,573
Units purchased	71,813	88,807	1,720,979	2,000,752	333,032
Units redeemed	(1,247,415)	(871,280)	(4,677,183)	(13,358,745)	(1,700,885)
Units outstanding at end of year	7,764,905	4,426,369	41,188,115	98,263,411	12,804,720

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Main St, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Bal, Serv
Operations
Investment income (loss) — net	$75,334	$(15,928)	$(892,136)	$(299,529)	$(434,932)
Net realized gain (loss) on sales of investments	2,297,283	49,546	4,659,608	3,158,396	2,195,841
Distributions from capital gains	3,490,903	187,035	7,022,394	3,127,088	874,263
Net change in unrealized appreciation or depreciation of investments	(3,412,247)	516,601	9,575,754	(1,508,917)	14,800,924
Net increase (decrease) in net assets resulting from operations	2,451,273	737,254	20,365,620	4,477,038	17,436,096

Contract transactions
Contract purchase payments	485,976	32,596	5,224,927	181,086	19,550,293
Net transfers(1)	(298,810)	55,329	(1,662,258)	(555,923)	8,188,514
Transfers for policy loans	20,539	738	6,557	(1,054)	25,811
Adjustments to net assets allocated to contracts in payment period	(17,494)	—	60,599	(5,232)	(7,978)
Contract charges	(42,019)	(1,769)	(49,079)	(37,924)	(36,008)
Contract terminations:
Surrender benefits	(5,224,847)	(234,467)	(8,718,766)	(3,785,541)	(6,588,928)
Death benefits	(711,156)	(62,178)	(1,431,971)	(1,093,043)	(1,742,484)
Increase (decrease) from contract transactions	(5,787,811)	(209,751)	(6,569,991)	(5,297,631)	19,389,220
Net assets at beginning of year	53,196,915	2,975,743	98,849,877	34,514,533	100,413,323
Net assets at end of year	$49,860,377	$3,503,246	$112,645,506	$33,693,940	$137,238,639

Accumulation unit activity
Units outstanding at beginning of year	23,325,526	2,060,067	27,781,304	10,030,437	74,252,503
Units purchased	379,845	79,348	1,441,536	49,479	19,309,467
Units redeemed	(2,795,108)	(214,179)	(3,055,116)	(1,443,231)	(5,810,168)
Units outstanding at end of year	20,910,263	1,925,236	26,167,724	8,636,685	87,751,802

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	57

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Operations
Investment income (loss) — net	$(104,330)	$414,238	$(298,207)	$41,619	$(636,405)
Net realized gain (loss) on sales of investments	918,661	300,792	3,404,764	401,234	4,332,895
Distributions from capital gains	1,611,556	1,600,738	5,387,772	—	3,414,506
Net change in unrealized appreciation or depreciation of investments	173,947	(3,741,692)	(2,140,938)	2,072,091	4,154,442
Net increase (decrease) in net assets resulting from operations	2,599,834	(1,425,924)	6,353,391	2,514,944	11,265,438

Contract transactions
Contract purchase payments	107,956	4,063,778	223,958	156,497	3,258,114
Net transfers(1)	(654,894)	1,497,266	(1,138,737)	103,620	(1,968,466)
Transfers for policy loans	25,048	7,058	9,778	30,586	(2,917)
Adjustments to net assets allocated to contracts in payment period	205	(5,275)	(24,164)	(13,017)	7,126
Contract charges	(4,680)	(20,143)	(14,189)	(9,645)	(59,759)
Contract terminations:
Surrender benefits	(1,027,203)	(5,212,021)	(3,667,309)	(1,766,680)	(5,603,703)
Death benefits	(160,102)	(1,337,999)	(253,824)	(331,015)	(1,195,808)
Increase (decrease) from contract transactions	(1,713,670)	(1,007,336)	(4,864,487)	(1,829,654)	(5,565,413)
Net assets at beginning of year	17,483,754	67,138,609	39,830,721	20,941,836	61,213,869
Net assets at end of year	$18,369,918	$64,705,349	$41,319,625	$21,627,126	$66,913,894

Accumulation unit activity
Units outstanding at beginning of year	6,521,022	55,738,941	12,474,432	11,851,588	18,250,099
Units purchased	45,502	5,160,906	77,396	220,522	1,101,983
Units redeemed	(640,855)	(6,018,319)	(1,509,898)	(1,186,249)	(2,560,311)
Units outstanding at end of year	5,925,669	54,881,528	11,041,930	10,885,861	16,791,771

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Operations
Investment income (loss) — net	$279,340	$(696,565)	$(420,738)	$839,926	$(1,558,713)
Net realized gain (loss) on sales of investments	352,006	3,375,164	1,906,086	5,042,663	9,150,663
Distributions from capital gains	—	10,633,072	8,758,028	5,148,814	60,196,496
Net change in unrealized appreciation or depreciation of investments	1,077,776	4,471,245	(9,601,471)	6,925,841	(85,652,731)
Net increase (decrease) in net assets resulting from operations	1,709,122	17,782,916	641,905	17,957,244	(17,864,285)

Contract transactions
Contract purchase payments	1,038,355	499,932	275,524	3,330,836	12,357,578
Net transfers(1)	(685,839)	(3,036,904)	(876,412)	(5,885,189)	(5,207,801)
Transfers for policy loans	1,409	19,243	6,437	8,186	(9,382)
Adjustments to net assets allocated to contracts in payment period	—	7,478	(36,983)	(51,632)	23,146
Contract charges	(6,844)	(38,279)	(28,772)	(85,304)	(67,022)
Contract terminations:
Surrender benefits	(862,631)	(6,429,501)	(3,881,209)	(12,688,166)	(11,205,759)
Death benefits	(1,341,306)	(740,630)	(587,654)	(3,305,063)	(2,495,314)
Increase (decrease) from contract transactions	(1,856,856)	(9,718,661)	(5,129,069)	(18,676,332)	(6,604,554)
Net assets at beginning of year	17,230,411	76,753,079	49,535,853	155,077,144	154,281,030
Net assets at end of year	$17,082,677	$84,817,334	$45,048,689	$154,358,056	$129,812,191

Accumulation unit activity
Units outstanding at beginning of year	11,732,231	35,259,601	10,532,653	40,895,329	19,576,852
Units purchased	762,635	306,787	60,776	873,762	1,675,345
Units redeemed	(1,996,736)	(4,293,308)	(1,082,536)	(5,875,272)	(2,462,253)
Units outstanding at end of year	10,498,130	31,273,080	9,510,893	35,893,819	18,789,944

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	59

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$266,605	$(67,669)	$(132,660)	$(42,123)	$6,009,390
Net realized gain (loss) on sales of investments	187,460	518,403	589,928	80,112	644,876
Distributions from capital gains	—	158,890	317,621	378,142	—
Net change in unrealized appreciation or depreciation of investments	3,402,540	667,966	2,256,662	451,929	1,692,060
Net increase (decrease) in net assets resulting from operations	3,856,605	1,277,590	3,031,551	868,060	8,346,326

Contract transactions
Contract purchase payments	167,309	89,685	1,086,355	503,534	1,087,141
Net transfers(1)	(644,382)	(111,389)	487,734	819,021	(1,560,869)
Transfers for policy loans	4,364	187	(66,518)	212	9,904
Adjustments to net assets allocated to contracts in payment period	(3,828)	(166)	—	1,522	(55,479)
Contract charges	(17,783)	(12,688)	(5,888)	(1,767)	(60,324)
Contract terminations:
Surrender benefits	(2,137,960)	(848,844)	(746,729)	(265,063)	(4,760,564)
Death benefits	(200,415)	(190,126)	(225,795)	(108,909)	(1,334,653)
Increase (decrease) from contract transactions	(2,832,695)	(1,073,341)	529,159	948,550	(6,674,844)
Net assets at beginning of year	18,245,689	10,622,748	13,612,297	4,769,072	58,127,758
Net assets at end of year	$19,269,599	$10,826,997	$17,173,007	$6,585,682	$59,799,240

Accumulation unit activity
Units outstanding at beginning of year	13,407,797	6,799,600	4,405,092	4,401,416	32,326,045
Units purchased	173,416	242,526	527,872	1,164,590	734,519
Units redeemed	(2,036,257)	(867,582)	(377,426)	(356,719)	(4,150,628)
Units outstanding at end of year	11,544,956	6,174,544	4,555,538	5,209,287	28,909,936

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Operations
Investment income (loss) — net	$90,644	$451,921	$65,477	$39,908	$(863,788)
Net realized gain (loss) on sales of investments	40,221	(62,870)	502,662	349,154	3,587,695
Distributions from capital gains	768,012	2,799,333	2,034,402	443,114	8,562,172
Net change in unrealized appreciation or depreciation of investments	(174,853)	(4,769,563)	1,707,618	95,927	7,501,899
Net increase (decrease) in net assets resulting from operations	724,024	(1,581,179)	4,310,159	928,103	18,787,978

Contract transactions
Contract purchase payments	1,311,375	6,691,777	166,393	96,597	388,314
Net transfers(1)	35,646	(106,161)	(361,319)	219,152	(1,128,797)
Transfers for policy loans	(680)	12,101	(4,560)	21,750	47,303
Adjustments to net assets allocated to contracts in payment period	(526)	—	(13,555)	(2,553)	(55,263)
Contract charges	(1,453)	(17,541)	(17,253)	(7,538)	(32,616)
Contract terminations:
Surrender benefits	(367,304)	(4,336,394)	(2,331,493)	(908,981)	(6,042,286)
Death benefits	(38,891)	(924,799)	(266,195)	(314,936)	(639,913)
Increase (decrease) from contract transactions	938,167	1,318,983	(2,827,982)	(896,509)	(7,463,258)
Net assets at beginning of year	5,746,716	64,444,377	24,820,079	11,820,473	86,886,213
Net assets at end of year	$7,408,907	$64,182,181	$26,302,256	$11,852,067	$98,210,933

Accumulation unit activity
Units outstanding at beginning of year	4,148,150	54,941,667	6,499,927	5,739,938	15,847,265
Units purchased	1,109,464	7,112,830	84,631	162,147	71,171
Units redeemed	(459,902)	(5,982,184)	(763,926)	(562,129)	(1,269,563)
Units outstanding at end of year	4,797,712	56,072,313	5,820,632	5,339,956	14,648,873

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	61

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$(279,676)	$(122,225)	$(264,807)	$(14,706)	$3,296,248
Net realized gain (loss) on sales of investments	1,612,538	832,416	(1,002,014)	165,789	701,242
Distributions from capital gains	3,701,541	629,979	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,962,685	2,271,698	(338,112)	1,719,089	(9,015,094)
Net increase (decrease) in net assets resulting from operations	7,997,088	3,611,868	(1,604,933)	1,870,172	(5,017,604)

Contract transactions
Contract purchase payments	193,785	97,886	1,028,835	84,796	3,240,532
Net transfers(1)	194,532	(626,538)	(338,448)	(297,920)	806,125
Transfers for policy loans	(3,004)	11,384	1,306	13,976	(222)
Adjustments to net assets allocated to contracts in payment period	(503)	(11,913)	—	(17,836)	—
Contract charges	(18,127)	(3,692)	(7,370)	(3,103)	(8,277)
Contract terminations:
Surrender benefits	(2,561,252)	(1,361,451)	(1,556,810)	(905,393)	(1,926,180)
Death benefits	(377,406)	(224,794)	(517,433)	(125,673)	(232,750)
Increase (decrease) from contract transactions	(2,571,975)	(2,119,118)	(1,389,920)	(1,251,153)	1,879,228
Net assets at beginning of year	36,224,338	12,922,738	27,164,064	8,951,022	33,395,974
Net assets at end of year	$41,649,451	$14,415,488	$24,169,211	$9,570,041	$30,257,598

Accumulation unit activity
Units outstanding at beginning of year	8,423,998	2,174,081	29,604,899	2,673,065	24,608,649
Units purchased	154,402	16,110	1,822,162	24,495	3,613,746
Units redeemed	(674,321)	(309,296)	(3,406,353)	(336,547)	(2,001,791)
Units outstanding at end of year	7,904,079	1,880,895	28,020,708	2,361,013	26,220,604

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2
Operations
Investment income (loss) — net	$(9,985,336)	$(5,219,722)	$(6,204,994)	$(4,420,562)	$(2,434,077)
Net realized gain (loss) on sales of investments	123,104,730	58,620,689	31,988,021	29,513,355	2,006,436
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,729,264	24,777,632	(15,216,853)	(16,939,698)	22,751,681
Net increase (decrease) in net assets resulting from operations	139,848,658	78,178,599	10,566,174	8,153,095	22,324,040

Contract transactions
Contract purchase payments	55,244,968	4,754,283	24,080,343	658,211	18,037,654
Net transfers(1)	(96,215,962)	(20,260,520)	(21,706,751)	(39,068,201)	17,688,196
Transfers for policy loans	(52,227)	168,897	(882)	15,315	4,253
Adjustments to net assets allocated to contracts in payment period	71,371	—	26,859	—	—
Contract charges	(6,088,960)	(2,788,281)	(4,804,176)	(2,886,162)	(3,070,405)
Contract terminations:
Surrender benefits	(112,562,818)	(61,199,679)	(68,632,841)	(42,066,189)	(7,055,823)
Death benefits	(9,254,358)	(1,420,324)	(15,702,196)	(13,978,112)	(2,153,028)
Increase (decrease) from contract transactions	(168,857,986)	(80,745,624)	(86,739,644)	(97,325,138)	23,450,847
Net assets at beginning of year	1,022,254,389	563,162,903	651,949,069	508,729,115	220,499,737
Net assets at end of year	$993,245,061	$560,595,878	$575,775,599	$419,557,072	$266,274,624

Accumulation unit activity
Units outstanding at beginning of year	447,139,775	244,947,371	444,638,598	345,596,844	185,210,047
Units purchased	23,223,616	2,425,786	21,539,265	466,390	28,495,480
Units redeemed	(91,036,542)	(34,725,714)	(80,038,209)	(66,159,730)	(9,716,373)
Units outstanding at end of year	379,326,849	212,647,443	386,139,654	279,903,504	203,989,154

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	63

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(3,114,425)	$(7,500,662)	$(15,208,382)	$(124,041,821)	$(149,444,834)
Net realized gain (loss) on sales of investments	2,082,566	32,446,991	49,507,034	163,790,957	309,373,814
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	36,727,995	(13,791,546)	30,371,297	1,233,789,031	929,349,260
Net increase (decrease) in net assets resulting from operations	35,696,136	11,154,783	64,669,949	1,273,538,167	1,089,278,240

Contract transactions
Contract purchase payments	38,782,295	13,612,336	27,893,172	631,686,988	323,680,326
Net transfers(1)	26,075,023	(100,058,084)	(44,693,832)	286,115,406	77,681,919
Transfers for policy loans	—	8,837	3,494	36,925	(5,665)
Adjustments to net assets allocated to contracts in payment period	29,690	78,870	(143,132)	(188,802)	(90,413)
Contract charges	(3,827,090)	(10,384,721)	(18,750,206)	(154,986,850)	(189,721,623)
Contract terminations:
Surrender benefits	(6,559,743)	(48,926,691)	(73,867,133)	(529,087,779)	(690,549,890)
Death benefits	(2,370,582)	(7,740,582)	(17,701,631)	(70,985,638)	(115,638,088)
Increase (decrease) from contract transactions	52,129,593	(153,410,035)	(127,259,268)	162,590,250	(594,643,434)
Net assets at beginning of year	263,829,471	826,131,293	1,535,497,817	11,679,062,825	14,491,910,943
Net assets at end of year	$351,655,200	$683,876,041	$1,472,908,498	$13,115,191,242	$14,986,545,749

Accumulation unit activity
Units outstanding at beginning of year	207,705,529	649,931,678	1,128,541,922	7,572,902,104	9,435,051,253
Units purchased	48,442,160	11,486,230	21,599,330	556,761,387	255,133,843
Units redeemed	(9,414,630)	(132,061,271)	(113,235,548)	(463,712,752)	(631,668,362)
Units outstanding at end of year	246,733,059	529,356,637	1,036,905,704	7,665,950,739	9,058,516,734

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$(77,383,980)	$(64,157,043)	$(30,903,182)	$(17,347,361)	$(14,143,185)
Net realized gain (loss) on sales of investments	243,493,278	448,928,334	319,262,379	175,005,221	66,740,923
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	423,868,121	144,748,521	49,284,812	44,656,033	10,770,713
Net increase (decrease) in net assets resulting from operations	589,977,419	529,519,812	337,644,009	202,313,893	63,368,451

Contract transactions
Contract purchase payments	343,373,706	10,094,339	108,824,297	11,618,814	52,598,860
Net transfers(1)	393,614,699	48,410,791	(207,633,721)	(52,948,795)	(3,998,384)
Transfers for policy loans	158,037	291,642	185,281	234,077	47,885
Adjustments to net assets allocated to contracts in payment period	(427,246)	—	(262,542)	—	14,849
Contract charges	(66,526,329)	(45,461,294)	(19,870,923)	(8,176,580)	(8,844,419)
Contract terminations:
Surrender benefits	(727,440,844)	(642,947,242)	(376,499,413)	(203,124,133)	(111,786,081)
Death benefits	(116,929,331)	(120,926,174)	(29,381,760)	(15,608,347)	(32,315,194)
Increase (decrease) from contract transactions	(174,177,308)	(750,537,938)	(524,638,781)	(268,004,964)	(104,282,484)
Net assets at beginning of year	7,493,231,563	6,870,098,261	3,180,301,273	1,890,515,398	1,404,345,660
Net assets at end of year	$7,909,031,674	$6,649,080,135	$2,993,306,501	$1,824,824,327	$1,363,431,627

Accumulation unit activity
Units outstanding at beginning of year	3,989,791,192	3,634,890,696	1,529,550,881	903,027,681	848,395,998
Units purchased	374,291,606	35,297,397	51,412,930	5,364,229	37,587,253
Units redeemed	(462,109,567)	(413,055,129)	(285,454,852)	(125,216,059)	(98,897,209)
Units outstanding at end of year	3,901,973,231	3,257,132,964	1,295,508,959	783,175,851	787,086,042

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	65

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 2
Operations
Investment income (loss) — net	$(11,674,237)	$11,613	$(135,536)	$(207,894)	$61,181
Net realized gain (loss) on sales of investments	79,928,393	44,460	906,593	3,098,193	141,115
Distributions from capital gains	—	372,070	—	—	—
Net change in unrealized appreciation or depreciation of investments	(11,295,938)	(808,588)	2,086,766	2,738,888	964,144
Net increase (decrease) in net assets resulting from operations	56,958,218	(380,445)	2,857,823	5,629,187	1,166,440

Contract transactions
Contract purchase payments	1,286,863	1,406,611	583,956	92,934	2,958,126
Net transfers(1)	(9,636,369)	370,799	(335,602)	(937,752)	3,153,551
Transfers for policy loans	(11,411)	207	(274)	2,381	(770)
Adjustments to net assets allocated to contracts in payment period	—	—	—	(5,429)	—
Contract charges	(7,035,242)	(2,154)	(3,745)	(46,733)	(2,272)
Contract terminations:
Surrender benefits	(101,688,135)	(697,481)	(848,423)	(2,332,246)	(458,146)
Death benefits	(37,173,487)	(367,181)	(313,003)	(408,059)	(158,230)
Increase (decrease) from contract transactions	(154,257,781)	710,801	(917,091)	(3,634,904)	5,492,259
Net assets at beginning of year	1,259,907,571	14,576,745	10,566,565	21,712,448	8,115,200
Net assets at end of year	$1,162,608,008	$14,907,101	$12,507,297	$23,706,731	$14,773,899

Accumulation unit activity
Units outstanding at beginning of year	755,455,996	11,429,080	3,799,945	8,698,696	5,100,769
Units purchased	858,092	1,780,074	205,869	100,563	3,524,259
Units redeemed	(90,974,876)	(1,241,107)	(485,285)	(1,386,784)	(364,207)
Units outstanding at end of year	665,339,212	11,968,047	3,520,529	7,412,475	8,260,821

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(446,873)	$180,729	$(158,279)	$(100,576)	$(532,712)
Net realized gain (loss) on sales of investments	736,620	43,877	1,279,741	616,632	7,440,768
Distributions from capital gains	1,919,674	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,362,927	1,640,027	(256,688)	1,076,067	5,830,453
Net increase (decrease) in net assets resulting from operations	3,572,348	1,864,633	864,774	1,592,123	12,738,509

Contract transactions
Contract purchase payments	3,571,639	2,679,382	3,219,811	2,179,646	408,469
Net transfers(1)	2,485,142	1,796,793	(161,443)	907,899	(4,453,287)
Transfers for policy loans	445	1,309	320	317	13,138
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(103,083)
Contract charges	(10,237)	(4,283)	(3,022)	(3,049)	(124,630)
Contract terminations:
Surrender benefits	(2,214,890)	(891,801)	(579,647)	(450,557)	(5,646,629)
Death benefits	(508,813)	(214,126)	(108,228)	(144,968)	(967,036)
Increase (decrease) from contract transactions	3,323,286	3,367,274	2,367,791	2,489,288	(10,873,058)
Net assets at beginning of year	37,314,287	18,224,531	13,307,275	6,905,119	58,543,868
Net assets at end of year	$44,209,921	$23,456,438	$16,539,840	$10,986,530	$60,409,319

Accumulation unit activity
Units outstanding at beginning of year	18,932,554	14,867,870	3,947,581	3,231,295	17,789,270
Units purchased	3,018,193	3,371,316	1,191,463	1,253,282	118,611
Units redeemed	(1,409,159)	(906,671)	(552,487)	(278,193)	(2,992,956)
Units outstanding at end of year	20,541,588	17,332,515	4,586,557	4,206,384	14,914,925

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	67

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(3,515,831)	$(36,725,805)	$(20,468,000)	$(553,033)	$(400,367)
Net realized gain (loss) on sales of investments	12,608,074	29,473,073	21,728,344	3,317,098	2,018,498
Distributions from capital gains	—	—	—	2,544,504	8,567,612
Net change in unrealized appreciation or depreciation of investments	12,065,854	501,496,847	200,812,572	21,903,785	10,953,775
Net increase (decrease) in net assets resulting from operations	21,158,097	494,244,115	202,072,916	27,212,354	21,139,518

Contract transactions
Contract purchase payments	16,511,957	395,385,187	146,311,714	1,296,642	1,592,613
Net transfers(1)	(50,402,011)	(29,800,798)	(9,478,884)	(5,313,333)	(9,675,984)
Transfers for policy loans	657	(369)	9,194	32,653	66,718
Adjustments to net assets allocated to contracts in payment period	66,566	—	(55,007)	(31,115)	(328,812)
Contract charges	(4,330,948)	(47,117,589)	(25,414,663)	(152,245)	(198,583)
Contract terminations:
Surrender benefits	(17,155,449)	(100,974,840)	(57,500,275)	(16,501,439)	(26,512,044)
Death benefits	(3,637,651)	(21,902,747)	(13,957,159)	(2,162,203)	(3,141,130)
Increase (decrease) from contract transactions	(58,946,879)	195,588,844	39,914,920	(22,831,040)	(38,197,222)
Net assets at beginning of year	381,004,986	3,392,122,274	1,935,523,801	162,607,793	263,234,270
Net assets at end of year	$343,216,204	$4,081,955,233	$2,177,511,637	$166,989,107	$246,176,566

Accumulation unit activity
Units outstanding at beginning of year	298,160,760	2,383,120,370	1,429,369,072	41,614,091	45,839,020
Units purchased	12,541,193	259,375,681	107,808,383	350,712	290,327
Units redeemed	(58,304,126)	(135,385,279)	(80,155,038)	(5,622,967)	(6,444,250)
Units outstanding at end of year	252,397,827	2,507,110,772	1,457,022,417	36,341,836	39,685,097

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$376,574
Net realized gain (loss) on sales of investments	34,970
Distributions from capital gains	—
Net change in unrealized appreciation or depreciation of investments	(411,974)
Net increase (decrease) in net assets resulting from operations	(430)

Contract transactions
Contract purchase payments	1,644,956
Net transfers(1)	1,021,546
Transfers for policy loans	684
Adjustments to net assets allocated to contracts in payment period	—
Contract charges	(3,271)
Contract terminations:
Surrender benefits	(724,726)
Death benefits	(177,020)
Increase (decrease) from contract transactions	1,762,169
Net assets at beginning of year	10,857,031
Net assets at end of year	$12,618,770

Accumulation unit activity
Units outstanding at beginning of year	8,499,174
Units purchased	2,271,142
Units redeemed	(867,632)
Units outstanding at end of year	9,902,684

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	69

Statement of Changes in Net Assets

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B
Operations
Investment income (loss) — net	$45,739	$(38,019)	$324,881	$501,928	$(1,063,354)
Net realized gain (loss) on sales of investments	95,079	696,013	162,167	(3,275,707)	3,220,841
Distributions from capital gains	—	639,784	3,793,095	—	7,964,299
Net change in unrealized appreciation or depreciation of investments	155,267	1,150,105	(4,358,410)	2,656,270	19,185,274
Net increase (decrease) in net assets resulting from operations	296,085	2,447,883	(78,267)	(117,509)	29,307,060

Contract transactions
Contract purchase payments	365,115	126,593	554,825	1,048,572	8,969,084
Net transfers(1)	(1,157,867)	1,539,645	(2,986,772)	(2,557,195)	5,821,819
Transfers for policy loans	—	(654)	23,583	83,525	(1,205)
Adjustments to net assets allocated to contracts in payment period	—	—	(34,170)	(43,803)	(18,505)
Contract charges	(3,018)	(5,352)	(51,737)	(100,841)	(32,652)
Contract terminations:
Surrender benefits	(191,273)	(689,075)	(5,530,445)	(7,250,506)	(9,118,204)
Death benefits	(520,506)	(61,102)	(775,211)	(879,268)	(1,896,371)
Increase (decrease) from contract transactions	(1,507,549)	910,055	(8,799,927)	(9,699,516)	3,723,966
Net assets at beginning of year	11,672,587	7,015,712	82,516,148	93,275,762	86,613,469
Net assets at end of year	$10,461,123	$10,373,650	$73,637,954	$83,458,737	$119,644,495

Accumulation unit activity(2)
Units outstanding at beginning of year	9,012,195	3,339,395	29,990,018	60,147,867	23,413,320
Units purchased	297,994	610,128	341,529	961,178	3,553,057
Units redeemed	(1,528,314)	(359,365)	(4,020,539)	(8,243,726)	(2,785,183)
Units outstanding at end of year	7,781,875	3,590,158	26,311,008	52,865,319	24,181,194

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$(7,003)	$416,231	$(226,937)	$(895,544)	$402,167
Net realized gain (loss) on sales of investments	900,438	(4,791,143)	1,291,113	1,910,315	(3,633,643)
Distributions from capital gains	1,776,051	—	3,405,107	5,161,948	—
Net change in unrealized appreciation or depreciation of investments	596,740	5,036,485	3,728,676	37,770,378	(5,433,337)
Net increase (decrease) in net assets resulting from operations	3,266,226	661,573	8,197,959	43,947,097	(8,664,813)

Contract transactions
Contract purchase payments	119,672	246,200	1,540,021	5,052,369	973,028
Net transfers(1)	143,621	(1,396,125)	(2,908,044)	(2,122)	(1,831,703)
Transfers for policy loans	7,475	18,054	10,721	14,175	(870)
Adjustments to net assets allocated to contracts in payment period	(47,446)	315	5,600	6,919	(4,893)
Contract charges	(14,530)	(31,324)	(28,667)	(43,265)	(11,238)
Contract terminations:
Surrender benefits	(2,152,763)	(2,100,053)	(4,896,839)	(6,899,547)	(1,686,678)
Death benefits	(550,383)	(325,863)	(641,385)	(1,175,201)	(390,613)
Increase (decrease) from contract transactions	(2,494,354)	(3,588,796)	(6,918,593)	(3,046,672)	(2,952,967)
Net assets at beginning of year	23,398,957	30,399,641	49,566,452	82,574,577	33,931,595
Net assets at end of year	$24,170,829	$27,472,418	$50,845,818	$123,475,002	$22,313,815

Accumulation unit activity(2)
Units outstanding at beginning of year	8,230,163	18,782,761	14,921,035	24,616,164	35,763,236
Units purchased	122,901	300,785	426,999	1,618,011	2,121,528
Units redeemed	(1,001,638)	(2,752,719)	(2,653,658)	(2,650,703)	(6,159,511)
Units outstanding at end of year	7,351,426	16,330,827	12,694,376	23,583,472	31,725,253

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	71

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I
Operations
Investment income (loss) — net	$(27,779)	$(99,663)	$286,368	$(393,758)	$381,114
Net realized gain (loss) on sales of investments	223,781	658,320	(23,876)	2,297,012	1,124,210
Distributions from capital gains	116,497	294,894	—	3,708,546	711,706
Net change in unrealized appreciation or depreciation of investments	1,545,255	3,867,368	(1,764,089)	11,595,525	(2,915,630)
Net increase (decrease) in net assets resulting from operations	1,857,754	4,720,919	(1,501,597)	17,207,325	(698,600)

Contract transactions
Contract purchase payments	79,986	167,458	393,669	469,973	235,517
Net transfers(1)	(80,627)	776,494	(5,979,707)	4,044,404	(1,841,554)
Transfers for policy loans	3,413	9,285	13,545	(184)	17,168
Adjustments to net assets allocated to contracts in payment period	17,568	(10,471)	(21,404)	(172,308)	(26,026)
Contract charges	(2,463)	(15,867)	(25,636)	(24,997)	(7,374)
Contract terminations:
Surrender benefits	(686,921)	(1,631,183)	(4,572,310)	(3,757,770)	(2,269,211)
Death benefits	(82,827)	(168,769)	(671,546)	(522,588)	(544,386)
Increase (decrease) from contract transactions	(751,871)	(873,053)	(10,863,389)	36,530	(4,435,866)
Net assets at beginning of year	8,220,862	20,636,735	52,755,723	37,737,117	32,899,040
Net assets at end of year	$9,326,745	$24,484,601	$40,390,737	$54,980,972	$27,764,574

Accumulation unit activity(2)
Units outstanding at beginning of year	4,270,821	9,676,554	19,355,047	11,207,764	8,221,910
Units purchased	42,974	380,625	166,170	1,125,390	74,363
Units redeemed	(443,086)	(838,837)	(4,728,634)	(1,276,247)	(1,380,495)
Units outstanding at end of year	3,870,709	9,218,342	14,792,583	11,056,907	6,915,778

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	CB Var Sm Cap Gro, Cl I	Col VP Bal, Cl 3
Operations
Investment income (loss) — net	$1,745,261	$201,988	$146,206	$(173,322)	$(5,246,991)
Net realized gain (loss) on sales of investments	5,727,854	(115,625)	397,617	948,786	17,999,862
Distributions from capital gains	3,984,862	4,622,595	685,309	1,571,356	—
Net change in unrealized appreciation or depreciation of investments	(15,729,083)	8,219,101	1,769,023	4,356,022	66,676,922
Net increase (decrease) in net assets resulting from operations	(4,271,106)	12,928,059	2,998,155	6,702,842	79,429,793

Contract transactions
Contract purchase payments	5,340,292	2,951,505	127,862	175,271	20,807,611
Net transfers(1)	(15,028,088)	(214,903)	835,028	260,435	25,735,981
Transfers for policy loans	57,088	620	10,532	797	141,674
Adjustments to net assets allocated to contracts in payment period	(25,382)	(77,340)	(4,349)	(5,428)	(329,240)
Contract charges	(85,127)	(32,367)	(16,614)	(15,311)	(258,203)
Contract terminations:
Surrender benefits	(13,065,650)	(4,086,652)	(1,886,119)	(2,111,420)	(32,575,975)
Death benefits	(1,958,694)	(1,349,417)	(176,775)	(374,643)	(8,802,070)
Increase (decrease) from contract transactions	(24,765,561)	(2,808,554)	(1,110,435)	(2,070,299)	4,719,778
Net assets at beginning of year	184,129,654	73,748,242	22,357,948	18,309,472	493,462,321
Net assets at end of year	$155,092,987	$83,867,747	$24,245,668	$22,942,015	$577,611,892

Accumulation unit activity(2)
Units outstanding at beginning of year	63,452,942	51,774,323	10,383,617	6,212,741	200,210,383
Units purchased	2,076,611	2,469,731	413,753	255,804	18,902,943
Units redeemed	(12,412,998)	(4,907,367)	(947,294)	(981,367)	(16,707,332)
Units outstanding at end of year	53,116,555	49,336,687	9,850,076	5,487,178	202,405,994

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	73

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 2
Operations
Investment income (loss) — net	$736,649	$(1,037,186)	$(375,673)	$(3,186,188)	$(646,366)
Net realized gain (loss) on sales of investments	(328,675)	4,909,433	1,649,631	25,160,089	1,963,614
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(575,959)	16,750,074	2,860,371	16,774,507	(1,940,356)
Net increase (decrease) in net assets resulting from operations	(167,985)	20,622,321	4,134,329	38,748,408	(623,108)

Contract transactions
Contract purchase payments	218,357	3,911,642	1,477,608	2,320,331	4,425,668
Net transfers(1)	60,310	322,580	(2,280,174)	(11,184,874)	(3,164,787)
Transfers for policy loans	420	13,661	12,919	250,256	6,539
Adjustments to net assets allocated to contracts in payment period	—	202,060	—	(551,367)	(4,189)
Contract charges	(1,080)	(50,312)	(9,507)	(338,148)	(17,790)
Contract terminations:
Surrender benefits	(149,390)	(6,108,173)	(1,841,338)	(23,676,313)	(2,891,252)
Death benefits	(47,349)	(1,469,621)	(376,511)	(4,779,515)	(1,360,209)
Increase (decrease) from contract transactions	81,268	(3,178,163)	(3,017,003)	(37,959,630)	(3,006,020)
Net assets at beginning of year	4,459,935	101,337,327	35,044,454	346,230,094	65,705,798
Net assets at end of year	$4,373,218	$118,781,485	$36,161,780	$347,018,872	$62,076,670

Accumulation unit activity(2)
Units outstanding at beginning of year	8,107,113	48,211,350	10,947,435	131,960,471	27,679,462
Units purchased	1,056,197	2,349,153	521,113	1,136,653	2,192,634
Units redeemed	(993,099)	(3,853,246)	(1,438,563)	(16,322,725)	(3,678,886)
Units outstanding at end of year	8,170,211	46,707,257	10,029,985	116,774,399	26,193,210

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2
Operations
Investment income (loss) — net	$(3,515,857)	$300,068	$(319,159)	$(485,575)	$374,261
Net realized gain (loss) on sales of investments	32,772,916	(195,421)	116,109	4,109,792	(348,382)
Distributions from capital gains	—	—	5,755,774	14,172,088	—
Net change in unrealized appreciation or depreciation of investments	(34,931,203)	555,802	8,966,079	16,028,175	225,532
Net increase (decrease) in net assets resulting from operations	(5,674,144)	660,449	14,518,803	33,824,480	251,411

Contract transactions
Contract purchase payments	3,324,137	490,967	3,807,715	1,274,308	683,502
Net transfers(1)	(18,535,878)	(673,382)	(706,156)	(8,746,970)	(435,815)
Transfers for policy loans	217,480	1,737	(11,427)	53,601	(20)
Adjustments to net assets allocated to contracts in payment period	(324,475)	(580)	127	(63,597)	—
Contract charges	(317,012)	(4,749)	(16,017)	(112,767)	(1,338)
Contract terminations:
Surrender benefits	(34,713,829)	(747,302)	(2,009,216)	(11,301,159)	(588,511)
Death benefits	(5,289,013)	(150,750)	(296,835)	(1,264,910)	(119,087)
Increase (decrease) from contract transactions	(55,638,590)	(1,084,059)	768,191	(20,161,494)	(461,269)
Net assets at beginning of year	456,363,506	14,563,125	47,056,491	125,995,128	9,811,400
Net assets at end of year	$395,050,772	$14,139,515	$62,343,485	$139,658,114	$9,601,542

Accumulation unit activity(2)
Units outstanding at beginning of year	148,527,632	13,256,060	32,611,492	45,588,657	9,897,467
Units purchased	1,338,217	611,881	2,967,804	515,362	744,205
Units redeemed	(21,367,816)	(1,746,202)	(2,815,353)	(7,778,417)	(1,284,471)
Units outstanding at end of year	128,498,033	12,121,739	32,763,943	38,325,602	9,357,201

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	75

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$2,763,012	$(798,349)	$(959,365)	$2,088,816	$7,735,589
Net realized gain (loss) on sales of investments	(2,618,325)	—	1,359	(477,628)	(1,049,415)
Distributions from capital gains	—	38,594	54,857	—	—
Net change in unrealized appreciation or depreciation of investments	1,882,229	—	(1,359)	623,239	734,120
Net increase (decrease) in net assets resulting from operations	2,026,916	(759,755)	(904,508)	2,234,427	7,420,294

Contract transactions
Contract purchase payments	396,742	13,363,000	3,606,102	2,258,446	888,456
Net transfers(1)	(508,546)	38,441,624	74,759,519	11,883	(9,841,351)
Transfers for policy loans	35,512	(10,669)	178,206	5,581	58,486
Adjustments to net assets allocated to contracts in payment period	75,500	3,816	102,249	—	(58,515)
Contract charges	(96,749)	(23,803)	(120,700)	(11,312)	(109,010)
Contract terminations:
Surrender benefits	(5,918,878)	(7,005,622)	(36,190,043)	(2,227,368)	(17,058,482)
Death benefits	(1,451,924)	(1,796,509)	(1,917,334)	(1,058,500)	(3,442,306)
Increase (decrease) from contract transactions	(7,468,343)	42,971,837	40,417,999	(1,021,270)	(29,562,722)
Net assets at beginning of year	69,749,274	50,523,049	96,069,134	48,520,387	185,991,652
Net assets at end of year	$64,307,847	$92,735,131	$135,582,625	$49,733,544	$163,849,224

Accumulation unit activity(2)
Units outstanding at beginning of year	43,213,558	54,407,928	86,619,221	28,413,709	66,858,488
Units purchased	695,629	55,799,305	72,410,311	1,990,015	358,744
Units redeemed	(5,432,368)	(9,658,061)	(35,314,718)	(2,724,915)	(11,504,187)
Units outstanding at end of year	38,476,819	100,549,172	123,714,814	27,678,809	55,713,045

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2
Operations
Investment income (loss) — net	$946,743	$3,769,333	$904,210	$5,825,005	$(737,320)
Net realized gain (loss) on sales of investments	(703,497)	(3,392,661)	391,275	1,807,498	5,333,258
Distributions from capital gains	—	—	673,617	3,710,809	—
Net change in unrealized appreciation or depreciation of investments	798,636	3,570,911	3,933,585	23,018,128	15,302,201
Net increase (decrease) in net assets resulting from operations	1,041,882	3,947,583	5,902,687	34,361,440	19,898,139

Contract transactions
Contract purchase payments	882,658	605,262	6,173,164	3,520,305	8,591,092
Net transfers(1)	(2,520,677)	(4,537,767)	10,117,407	37,096,658	2,973,329
Transfers for policy loans	521	25,877	1,260	81,817	(21,383)
Adjustments to net assets allocated to contracts in payment period	(5,543)	40,671	21,190	(227,332)	—
Contract charges	(8,336)	(144,940)	(10,394)	(365,620)	(21,923)
Contract terminations:
Surrender benefits	(1,424,790)	(10,132,271)	(2,990,083)	(29,782,157)	(7,318,655)
Death benefits	(584,064)	(2,203,924)	(871,086)	(7,587,793)	(603,762)
Increase (decrease) from contract transactions	(3,660,231)	(16,347,092)	12,441,458	2,735,878	3,598,698
Net assets at beginning of year	29,842,873	114,398,206	48,593,510	305,425,256	56,837,718
Net assets at end of year	$27,224,524	$101,998,697	$66,937,655	$342,522,574	$80,334,555

Accumulation unit activity(2)
Units outstanding at beginning of year	17,984,586	49,491,645	38,012,218	159,191,678	16,736,016
Units purchased	582,546	283,501	12,286,972	20,759,186	2,981,616
Units redeemed	(2,893,573)	(7,723,635)	(3,161,670)	(19,000,836)	(1,945,414)
Units outstanding at end of year	15,673,559	42,051,511	47,137,520	160,950,028	17,772,218

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	77

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2
Operations
Investment income (loss) — net	$(1,148,547)	$(4,210,806)	$788,116	$334,932	$(259,065)
Net realized gain (loss) on sales of investments	14,151,306	23,378,764	243,518	528,124	1,096,621
Distributions from capital gains	—	—	—	342,519	—
Net change in unrealized appreciation or depreciation of investments	26,435,845	50,381,983	1,293,397	1,504,079	6,652,449
Net increase (decrease) in net assets resulting from operations	39,438,604	69,549,941	2,325,031	2,709,654	7,490,005

Contract transactions
Contract purchase payments	935,171	27,783,957	5,445,134	1,138,002	2,689,344
Net transfers(1)	(3,915,382)	(918,418)	18,205,446	9,846,754	1,810,921
Transfers for policy loans	66,967	(29,637)	3,494	2,318	1,199
Adjustments to net assets allocated to contracts in payment period	(86,821)	(18,529)	24,077	(16,650)	(2,357)
Contract charges	(107,364)	(191,483)	(19,754)	(7,529)	(7,184)
Contract terminations:
Surrender benefits	(11,533,663)	(29,612,030)	(5,563,420)	(1,609,842)	(1,048,401)
Death benefits	(1,385,699)	(6,829,590)	(932,207)	(329,510)	(396,328)
Increase (decrease) from contract transactions	(16,026,791)	(9,815,730)	17,162,770	9,023,543	3,047,194
Net assets at beginning of year	128,985,261	420,165,685	43,436,599	15,275,294	21,265,659
Net assets at end of year	$152,397,074	$479,899,896	$62,924,400	$27,008,491	$31,802,858

Accumulation unit activity(2)
Units outstanding at beginning of year	62,415,831	156,148,609	39,043,615	12,488,011	8,303,274
Units purchased	804,967	11,877,327	20,849,667	8,077,522	1,608,607
Units redeemed	(8,205,184)	(15,068,431)	(5,784,733)	(1,451,199)	(624,120)
Units outstanding at end of year	55,015,614	152,957,505	54,108,549	19,114,334	9,287,761

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(773,444)	$77,258	$329,663	$(271,006)	$(271,941)
Net realized gain (loss) on sales of investments	7,820,165	(351,404)	62,937	597,483	2,635,701
Distributions from capital gains	—	274,632	729,235	—	—
Net change in unrealized appreciation or depreciation of investments	16,418,609	1,937,574	2,689,849	1,038,735	(1,415,599)
Net increase (decrease) in net assets resulting from operations	23,465,330	1,938,060	3,811,684	1,365,212	948,161

Contract transactions
Contract purchase payments	627,025	2,180,036	690,656	1,830,129	294,216
Net transfers(1)	(1,407,727)	(86,085)	(3,820,401)	(1,401,110)	(2,606,483)
Transfers for policy loans	32,842	3,028	51,756	290	(13,011)
Adjustments to net assets allocated to contracts in payment period	(86,172)	20,934	(77,576)	—	(1,004)
Contract charges	(51,889)	(5,537)	(42,503)	(5,617)	(17,999)
Contract terminations:
Surrender benefits	(6,343,960)	(1,727,851)	(5,690,046)	(785,896)	(2,507,807)
Death benefits	(1,086,097)	(251,669)	(699,140)	(492,975)	(940,714)
Increase (decrease) from contract transactions	(8,315,978)	132,856	(9,587,254)	(855,179)	(5,792,802)
Net assets at beginning of year	77,185,501	23,958,070	69,942,044	28,732,873	36,837,639
Net assets at end of year	$92,334,853	$26,028,986	$64,166,474	$29,242,906	$31,992,998

Accumulation unit activity(2)
Units outstanding at beginning of year	27,275,333	14,848,383	42,437,891	9,809,347	13,027,993
Units purchased	560,168	1,941,267	501,093	688,264	131,047
Units redeemed	(3,425,493)	(1,841,168)	(6,880,980)	(1,047,540)	(2,560,672)
Units outstanding at end of year	24,410,008	14,948,482	36,058,004	9,450,071	10,598,368

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	79

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2
Operations
Investment income (loss) — net	$(286,484)	$(358,842)	$(135,090)	$(229,339)	$1,474,034
Net realized gain (loss) on sales of investments	1,061,328	4,311,880	186,668	1,906,314	(1,294,124)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	824,346	(2,536,318)	1,389,172	(481,560)	3,188,747
Net increase (decrease) in net assets resulting from operations	1,599,190	1,416,720	1,440,750	1,195,415	3,368,657

Contract transactions
Contract purchase payments	2,142,771	362,529	1,127,568	285,436	5,588,339
Net transfers(1)	(980,497)	(3,894,311)	446,577	(2,438,676)	531,832
Transfers for policy loans	441	15,048	266	24,751	2,380
Adjustments to net assets allocated to contracts in payment period	—	(23,809)	(302)	(8,280)	—
Contract charges	(5,794)	(30,835)	(3,140)	(20,860)	(16,285)
Contract terminations:
Surrender benefits	(2,653,354)	(4,335,893)	(457,259)	(2,216,070)	(2,965,128)
Death benefits	(481,652)	(588,828)	(148,761)	(427,026)	(1,419,101)
Increase (decrease) from contract transactions	(1,978,085)	(8,496,099)	964,949	(4,800,725)	1,722,037
Net assets at beginning of year	30,377,530	50,176,910	12,996,358	33,703,967	66,276,731
Net assets at end of year	$29,998,635	$43,097,531	$15,402,057	$30,098,657	$71,367,425

Accumulation unit activity(2)
Units outstanding at beginning of year	11,553,193	18,698,047	5,335,709	10,586,517	53,221,989
Units purchased	880,928	164,916	883,576	122,522	5,546,248
Units redeemed	(1,686,849)	(3,802,651)	(354,362)	(2,025,449)	(4,446,667)
Units outstanding at end of year	10,747,272	15,060,312	5,864,923	8,683,590	54,321,570

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP Allspg Short Dur Govt, Cl 2	CTIVP AC Div Bond, Cl 2
Operations
Investment income (loss) — net	$191,580	$980,310	$498,038	$821,560	$116,441
Net realized gain (loss) on sales of investments	103,226	366,585	(3,048,951)	161,543	112,832
Distributions from capital gains	54,671	222,792	—	150,734	—
Net change in unrealized appreciation or depreciation of investments	176,135	853,755	2,036,750	(397,428)	993,984
Net increase (decrease) in net assets resulting from operations	525,612	2,423,442	(514,163)	736,409	1,223,257

Contract transactions
Contract purchase payments	885,517	509,620	249,376	5,902,705	2,717,981
Net transfers(1)	2,555,952	4,615,867	(865,472)	26,747,800	379,216
Transfers for policy loans	(283)	21,210	6,610	(884)	242
Adjustments to net assets allocated to contracts in payment period	34,455	(27,619)	(1,485)	—	—
Contract charges	(1,723)	(42,357)	(7,261)	(13,805)	(2,962)
Contract terminations:
Surrender benefits	(852,863)	(5,730,701)	(954,302)	(4,153,006)	(756,377)
Death benefits	(177,822)	(1,653,746)	(107,027)	(419,423)	(451,581)
Increase (decrease) from contract transactions	2,443,233	(2,307,726)	(1,679,561)	28,063,387	1,886,519
Net assets at beginning of year	13,377,314	61,669,850	12,321,386	26,242,896	17,326,413
Net assets at end of year	$16,346,159	$61,785,566	$10,127,662	$55,042,692	$20,436,189

Accumulation unit activity(2)
Units outstanding at beginning of year	12,058,272	42,323,118	25,441,320	26,141,606	14,158,202
Units purchased	3,179,723	3,695,790	632,370	31,960,447	2,583,995
Units redeemed	(1,064,002)	(5,004,305)	(4,651,112)	(4,517,863)	(1,167,243)
Units outstanding at end of year	14,173,993	41,014,603	21,422,578	53,584,190	15,574,954

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	81

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP Loomis Sayles Gro, Cl 1	CTIVP Loomis Sayles Gro, Cl 2
Operations
Investment income (loss) — net	$(114,882)	$(242,005)	$702,556	$(1,182,349)	$(411,987)
Net realized gain (loss) on sales of investments	20,845	(2,877,718)	(910,919)	11,580,164	2,112,464
Distributions from capital gains	315,616	1,228,669	2,434,579	—	—
Net change in unrealized appreciation or depreciation of investments	1,047,350	7,141,870	(4,043,214)	24,779,449	8,414,862
Net increase (decrease) in net assets resulting from operations	1,268,929	5,250,816	(1,816,998)	35,177,264	10,115,339

Contract transactions
Contract purchase payments	2,525,685	302,332	937,327	1,093,064	2,438,101
Net transfers(1)	(1,362,740)	(460,933)	(1,333,157)	(6,701,859)	733,084
Transfers for policy loans	10,383	9,588	2,009	31,758	84
Adjustments to net assets allocated to contracts in payment period	(890)	(26,080)	—	(124,913)	—
Contract charges	(3,460)	(172,478)	(7,181)	(111,764)	(11,168)
Contract terminations:
Surrender benefits	(777,269)	(6,379,938)	(1,097,401)	(11,738,462)	(1,856,445)
Death benefits	(224,246)	(2,364,309)	(457,434)	(1,569,526)	(377,601)
Increase (decrease) from contract transactions	167,463	(9,091,818)	(1,955,837)	(19,121,702)	926,055
Net assets at beginning of year	17,490,557	71,210,036	26,590,834	127,745,579	33,853,655
Net assets at end of year	$18,926,949	$67,369,034	$22,817,999	$143,801,141	$44,895,049

Accumulation unit activity(2)
Units outstanding at beginning of year	13,689,183	45,327,703	13,726,616	72,360,435	9,576,286
Units purchased	2,032,998	357,480	569,054	669,594	852,352
Units redeemed	(1,963,805)	(6,046,825)	(1,759,140)	(10,693,609)	(679,438)
Units outstanding at end of year	13,758,376	39,638,358	12,536,530	62,336,420	9,749,200

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$(565,503)	$(262,567)	$(236,615)	$170,349	$(423,952)
Net realized gain (loss) on sales of investments	1,375,672	2,391,985	449,718	105,845	1,991,379
Distributions from capital gains	—	—	—	268,390	—
Net change in unrealized appreciation or depreciation of investments	564,989	11,089,613	283,727	495,283	520,564
Net increase (decrease) in net assets resulting from operations	1,375,158	13,219,031	496,830	1,039,867	2,087,991

Contract transactions
Contract purchase payments	3,411,535	3,892,670	2,538,275	3,781,785	3,985,414
Net transfers(1)	1,090,569	3,028,492	372,731	5,878,499	(4,104,383)
Transfers for policy loans	871	(7)	3,191	3,499	1,633
Adjustments to net assets allocated to contracts in payment period	—	—	(2,855)	—	—
Contract charges	(13,435)	(8,487)	(4,650)	(2,224)	(10,288)
Contract terminations:
Surrender benefits	(2,053,485)	(1,052,908)	(885,956)	(792,233)	(3,737,289)
Death benefits	(840,666)	(402,162)	(572,173)	(97,060)	(407,885)
Increase (decrease) from contract transactions	1,595,389	5,457,598	1,448,563	8,772,266	(4,272,798)
Net assets at beginning of year	56,639,473	16,824,344	24,140,082	11,267,546	45,795,074
Net assets at end of year	$59,610,020	$35,500,973	$26,085,475	$21,079,679	$43,610,267

Accumulation unit activity(2)
Units outstanding at beginning of year	20,499,843	5,228,001	10,055,565	9,902,770	15,555,208
Units purchased	2,001,943	1,492,218	1,607,821	8,066,209	1,408,738
Units redeemed	(1,428,851)	(367,877)	(959,972)	(756,464)	(3,086,706)
Units outstanding at end of year	21,072,935	6,352,342	10,703,414	17,212,515	13,877,240

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	83

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Operations
Investment income (loss) — net	$(300,328)	$(250,446)	$140,419	$183,370	$2,121,552
Net realized gain (loss) on sales of investments	2,305,245	1,382,386	(399,758)	(237,569)	(2,323,420)
Distributions from capital gains	—	—	245,187	—	—
Net change in unrealized appreciation or depreciation of investments	(639,450)	4,242,036	1,703,943	404,821	(476,039)
Net increase (decrease) in net assets resulting from operations	1,365,467	5,373,976	1,689,791	350,622	(677,907)

Contract transactions
Contract purchase payments	465,042	876,504	386,053	257,327	681,273
Net transfers(1)	(2,994,392)	(1,094,707)	(857,754)	(1,007,235)	(19,690,029)
Transfers for policy loans	526	(709)	6,009	6,338	9,854
Adjustments to net assets allocated to contracts in payment period	(49,969)	—	(21,901)	(1,599)	(25,290)
Contract charges	(21,670)	(6,533)	(6,520)	(5,311)	(77,303)
Contract terminations:
Surrender benefits	(3,742,417)	(1,027,404)	(932,066)	(1,000,935)	(9,541,880)
Death benefits	(394,540)	(274,120)	(344,663)	(247,648)	(1,782,355)
Increase (decrease) from contract transactions	(6,737,420)	(1,526,969)	(1,770,842)	(1,999,063)	(30,425,730)
Net assets at beginning of year	40,363,529	23,436,325	16,046,080	13,752,774	109,951,354
Net assets at end of year	$34,991,576	$27,283,332	$15,965,029	$12,104,333	$78,847,717

Accumulation unit activity(2)
Units outstanding at beginning of year	12,437,426	7,956,141	12,186,523	13,010,927	75,164,886
Units purchased	209,221	285,420	297,658	348,073	496,171
Units redeemed	(2,595,009)	(881,036)	(1,727,944)	(2,375,149)	(22,355,432)
Units outstanding at end of year	10,051,638	7,360,525	10,756,237	10,983,851	53,305,625

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$(4,331,504)	$404,049	$847,493	$(168,603)	$(1,666,826)
Net realized gain (loss) on sales of investments	17,592,715	729,607	2,343,503	637,417	96,243
Distributions from capital gains	2,537,115	1,826,663	4,408,003	—	—
Net change in unrealized appreciation or depreciation of investments	107,249,598	(988,047)	(3,277,623)	9,130,749	51,103,278
Net increase (decrease) in net assets resulting from operations	123,047,924	1,972,272	4,321,376	9,599,563	49,532,695

Contract transactions
Contract purchase payments	18,195,561	234,163	535,110	413,567	8,348,024
Net transfers(1)	(16,567,637)	(1,662,437)	(3,747,459)	(3,599,982)	(24,705,049)
Transfers for policy loans	38,931	12,006	62,127	23,130	133,241
Adjustments to net assets allocated to contracts in payment period	(329,413)	(34,906)	62,070	(113,615)	(154,066)
Contract charges	(236,897)	(11,458)	(66,331)	(19,689)	(258,103)
Contract terminations:
Surrender benefits	(39,637,042)	(2,458,006)	(6,937,394)	(4,658,276)	(27,381,728)
Death benefits	(6,858,111)	(306,689)	(975,291)	(564,439)	(4,129,008)
Increase (decrease) from contract transactions	(45,394,608)	(4,227,327)	(11,067,168)	(8,519,304)	(48,146,689)
Net assets at beginning of year	456,586,140	39,573,887	93,498,116	70,308,547	363,510,079
Net assets at end of year	$534,239,456	$37,318,832	$86,752,324	$71,388,806	$364,896,085

Accumulation unit activity(2)
Units outstanding at beginning of year	172,295,502	14,529,683	31,791,830	9,418,849	97,978,253
Units purchased	6,438,099	98,904	221,804	64,240	2,580,555
Units redeemed	(22,230,723)	(1,799,787)	(4,432,417)	(1,313,989)	(16,530,985)
Units outstanding at end of year	156,502,878	12,828,800	27,581,217	8,169,100	84,027,823

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	85

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Operations
Investment income (loss) — net	$(50,430)	$(306,522)	$3,129,402	$1,574,131	$2,625,879
Net realized gain (loss) on sales of investments	256,713	1,566,145	(452,510)	(3,224,370)	(1,680,699)
Distributions from capital gains	48,189	205,686	1,478,235	6,882,810	45,303
Net change in unrealized appreciation or depreciation of investments	1,087,091	4,529,878	4,263,086	(11,031,725)	(2,254,962)
Net increase (decrease) in net assets resulting from operations	1,341,563	5,995,187	8,418,213	(5,799,154)	(1,264,479)

Contract transactions
Contract purchase payments	85,998	450,815	6,353,961	736,075	3,255,173
Net transfers(1)	(620,498)	(439,447)	(1,692,387)	(3,574,626)	(7,816,670)
Transfers for policy loans	5,107	22,559	18,230	40,475	8,589
Adjustments to net assets allocated to contracts in payment period	(16,630)	(13,470)	(36,187)	(4,566)	(11,097)
Contract charges	(3,245)	(32,954)	(56,763)	(54,049)	(24,402)
Contract terminations:
Surrender benefits	(837,887)	(4,438,602)	(10,948,980)	(6,322,632)	(3,307,757)
Death benefits	(55,304)	(606,472)	(2,155,754)	(725,341)	(1,145,442)
Increase (decrease) from contract transactions	(1,442,459)	(5,057,571)	(8,517,880)	(9,904,664)	(9,041,606)
Net assets at beginning of year	11,189,339	49,486,521	159,517,299	80,180,854	62,606,894
Net assets at end of year	$11,088,443	$50,424,137	$159,417,632	$64,477,036	$52,300,809

Accumulation unit activity(2)
Units outstanding at beginning of year	5,912,344	24,147,251	135,766,832	31,458,807	46,150,160
Units purchased	50,327	778,185	7,616,733	463,434	2,667,188
Units redeemed	(844,606)	(3,297,715)	(15,463,760)	(4,938,343)	(10,089,781)
Units outstanding at end of year	5,118,065	21,627,721	127,919,805	26,983,898	38,727,567

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst
Operations
Investment income (loss) — net	$1,229,793	$574,728	$(234,132)	$51,983	$(28,787)
Net realized gain (loss) on sales of investments	(2,981,986)	(5,823,781)	(406,124)	(38,034)	(127,775)
Distributions from capital gains	2,617,879	6,522,855	1,655,551	—	65,029
Net change in unrealized appreciation or depreciation of investments	(8,026,926)	1,134,216	5,214,583	371,321	341,914
Net increase (decrease) in net assets resulting from operations	(7,161,240)	2,408,018	6,229,878	385,270	250,381

Contract transactions
Contract purchase payments	1,604,068	3,269,849	702,814	280,558	38,075
Net transfers(1)	(8,286,028)	(6,814,575)	(6,234,572)	565,391	(385,889)
Transfers for policy loans	41,665	38,250	61,445	—	(3,823)
Adjustments to net assets allocated to contracts in payment period	(15,034)	(16,262)	(85,985)	(298)	(2,074)
Contract charges	(41,803)	(57,318)	(107,310)	(2,813)	(1,644)
Contract terminations:
Surrender benefits	(4,840,979)	(8,573,189)	(8,889,087)	(303,976)	(356,851)
Death benefits	(1,355,278)	(1,398,266)	(1,441,516)	(109,459)	(44,782)
Increase (decrease) from contract transactions	(12,893,389)	(13,551,511)	(15,994,211)	429,403	(756,988)
Net assets at beginning of year	89,847,898	126,595,793	126,366,102	6,289,725	5,957,351
Net assets at end of year	$69,793,269	$115,452,300	$116,601,769	$7,104,398	$5,450,744

Accumulation unit activity(2)
Units outstanding at beginning of year	39,527,501	32,666,716	22,573,429	6,769,185	1,456,268
Units purchased	878,450	1,098,549	160,720	1,080,031	10,813
Units redeemed	(7,835,604)	(5,187,073)	(3,357,732)	(599,695)	(228,970)
Units outstanding at end of year	32,570,347	28,578,192	19,376,417	7,249,521	1,238,111

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	87

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$(32,059)	$(107,559)	$(422,803)	$2,206,144	$1,126,060
Net realized gain (loss) on sales of investments	3,390,588	748,651	4,223,389	(914,020)	(47,784)
Distributions from capital gains	4,307,873	1,054,289	3,710,351	1,717,667	2,375,745
Net change in unrealized appreciation or depreciation of investments	7,922,861	3,363,421	9,470,260	(480,632)	(7,270,810)
Net increase (decrease) in net assets resulting from operations	15,589,263	5,058,802	16,981,197	2,529,159	(3,816,789)

Contract transactions
Contract purchase payments	507,103	77,812	242,883	1,112,387	630,512
Net transfers(1)	(5,131,076)	(583,932)	(4,620,312)	(4,057,484)	(5,749,475)
Transfers for policy loans	49,895	(2,593)	22,301	2,072	34,194
Adjustments to net assets allocated to contracts in payment period	(85,194)	(2,484)	750	(23,541)	(19,212)
Contract charges	(149,437)	(5,549)	(122,851)	(13,781)	(194,568)
Contract terminations:
Surrender benefits	(10,080,019)	(1,092,957)	(4,958,421)	(2,947,419)	(8,888,461)
Death benefits	(1,716,975)	(61,298)	(543,146)	(943,327)	(1,148,864)
Increase (decrease) from contract transactions	(16,605,703)	(1,671,001)	(9,978,796)	(6,871,093)	(15,335,874)
Net assets at beginning of year	110,217,190	13,488,820	48,830,237	39,137,469	113,810,469
Net assets at end of year	$109,200,750	$16,876,621	$55,832,638	$34,795,535	$94,657,806

Accumulation unit activity(2)
Units outstanding at beginning of year	40,322,386	5,369,877	19,915,521	31,724,064	42,756,999
Units purchased	207,442	30,082	278,918	989,024	304,853
Units redeemed	(6,288,154)	(641,776)	(4,014,184)	(6,833,278)	(6,892,043)
Units outstanding at end of year	34,241,674	4,758,183	16,180,255	25,879,810	36,169,809

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I(3)	Invesco VI Dis Mid Cap Gro, Ser II(3)	Invesco VI Div Divd, Ser I	Invesco VI Div Divd, Ser II
Operations
Investment income (loss) — net	$58,953	$(114,791)	$(85,080)	$406,995	$192,471
Net realized gain (loss) on sales of investments	1,338,940	265,383	246,529	428,136	165,348
Distributions from capital gains	15,428,853	1,594,931	1,080,384	479,750	278,916
Net change in unrealized appreciation or depreciation of investments	(8,974,804)	6,645,566	4,054,720	(1,994,527)	(1,146,790)
Net increase (decrease) in net assets resulting from operations	7,851,942	8,391,089	5,296,553	(679,646)	(510,055)

Contract transactions
Contract purchase payments	475,430	63,690	75,990	162,411	119,853
Net transfers(1)	(1,590,184)	16,876,800	11,561,892	(2,320,661)	(1,341,476)
Transfers for policy loans	62,433	10,359	4,351	3,826	(3,031)
Adjustments to net assets allocated to contracts in payment period	(96,134)	78,519	—	106,019	(3,708)
Contract charges	(38,085)	(7,820)	(6,771)	(12,147)	(7,787)
Contract terminations:
Surrender benefits	(4,538,271)	(1,080,256)	(936,178)	(1,741,024)	(1,286,835)
Death benefits	(922,089)	(177,437)	(33,318)	(387,609)	(103,806)
Increase (decrease) from contract transactions	(6,646,900)	15,763,855	10,665,966	(4,189,185)	(2,626,790)
Net assets at beginning of year	71,850,916	—	—	24,624,053	14,193,864
Net assets at end of year	$73,055,958	$24,154,944	$15,962,519	$19,755,222	$11,057,019

Accumulation unit activity(2)
Units outstanding at beginning of year	18,198,114	—	—	11,136,078	6,609,638
Units purchased	141,734	16,933,456	11,385,325	85,737	63,741
Units redeemed	(1,879,253)	(987,290)	(762,895)	(2,281,308)	(1,464,537)
Units outstanding at end of year	16,460,595	15,946,166	10,622,430	8,940,507	5,208,842

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

(3)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	89

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Hlth, Ser II	Invesco VI Intl Gro, Ser II	Invesco VI Main St, Ser II
Operations
Investment income (loss) — net	$(711,955)	$8,340,517	$(337,080)	$578,252	$3,784
Net realized gain (loss) on sales of investments	2,747,775	(3,091,864)	640,554	1,593,555	(46,453)
Distributions from capital gains	4,840,538	—	1,070,619	1,104,933	274,308
Net change in unrealized appreciation or depreciation of investments	25,223,888	(3,266,082)	4,009,780	2,142,217	74,760
Net increase (decrease) in net assets resulting from operations	32,100,246	1,982,571	5,383,873	5,418,957	306,399

Contract transactions
Contract purchase payments	6,447,390	2,127,538	554,570	464,983	52,716
Net transfers(1)	(5,908,483)	(11,157,409)	2,050,765	(3,465,812)	(120,979)
Transfers for policy loans	28,540	69,888	12,514	25,221	887
Adjustments to net assets allocated to contracts in payment period	(170,861)	(7,680)	12,033	(15,447)	—
Contract charges	(73,659)	(222,565)	(24,874)	(43,609)	(1,620)
Contract terminations:
Surrender benefits	(11,641,407)	(16,553,602)	(4,261,148)	(4,827,333)	(442,794)
Death benefits	(1,831,629)	(3,882,431)	(575,733)	(597,410)	(31,408)
Increase (decrease) from contract transactions	(13,150,109)	(29,626,261)	(2,231,873)	(8,459,407)	(543,198)
Net assets at beginning of year	139,266,240	220,135,049	43,400,979	56,237,365	3,212,542
Net assets at end of year	$158,216,377	$192,491,359	$46,552,979	$53,196,915	$2,975,743

Accumulation unit activity(2)
Units outstanding at beginning of year	49,087,886	128,020,082	14,950,876	27,790,376	2,502,446
Units purchased	2,222,137	1,381,242	949,051	274,262	74,747
Units redeemed	(7,165,704)	(19,779,920)	(1,727,354)	(4,739,112)	(517,126)
Units outstanding at end of year	44,144,319	109,621,404	14,172,573	23,325,526	2,060,067

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Serv
Operations
Investment income (loss) — net	$(517,002)	$(240,955)	$434,729	$(125,324)	$827,906
Net realized gain (loss) on sales of investments	22,950	1,943,665	568,828	876,632	361,995
Distributions from capital gains	1,213,406	2,622,781	1,202,891	1,176,144	—
Net change in unrealized appreciation or depreciation of investments	14,319,863	6,453,650	8,538,401	630,385	3,498,846
Net increase (decrease) in net assets resulting from operations	15,039,217	10,779,141	10,744,849	2,557,837	4,688,747

Contract transactions
Contract purchase payments	5,573,344	260,401	6,828,431	102,580	3,698,694
Net transfers(1)	(4,471,052)	1,703,945	22,042,851	(1,191,444)	15,138,480
Transfers for policy loans	7,971	9,007	11,752	13,093	183
Adjustments to net assets allocated to contracts in payment period	(46,671)	25,151	(6,954)	(5,068)	(5,389)
Contract charges	(42,446)	(32,478)	(28,586)	(5,713)	(17,619)
Contract terminations:
Surrender benefits	(10,247,548)	(3,072,648)	(6,881,512)	(1,184,475)	(4,724,609)
Death benefits	(1,200,336)	(196,765)	(550,466)	(135,839)	(660,229)
Increase (decrease) from contract transactions	(10,426,738)	(1,303,387)	21,415,516	(2,406,866)	13,429,511
Net assets at beginning of year	94,237,398	25,038,779	68,252,958	17,332,783	49,020,351
Net assets at end of year	$98,849,877	$34,514,533	$100,413,323	$17,483,754	$67,138,609

Accumulation unit activity(2)
Units outstanding at beginning of year	31,718,002	10,549,557	56,948,710	7,644,619	44,424,882
Units purchased	1,845,275	680,486	23,422,243	54,084	16,085,495
Units redeemed	(5,781,973)	(1,199,606)	(6,118,450)	(1,177,681)	(4,771,436)
Units outstanding at end of year	27,781,304	10,030,437	74,252,503	6,521,022	55,738,941

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	91

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(269,299)	$66,172	$(412,387)	$(83,174)	$(437,292)
Net realized gain (loss) on sales of investments	2,044,080	(506,496)	3,011,174	41,703	2,206,175
Distributions from capital gains	2,835,965	—	4,464,610	193,469	6,285,016
Net change in unrealized appreciation or depreciation of investments	8,679,302	2,929,373	7,966,841	(475,384)	5,133,007
Net increase (decrease) in net assets resulting from operations	13,290,048	2,489,049	15,030,238	(323,386)	13,186,906

Contract transactions
Contract purchase payments	190,771	137,519	2,038,733	345,369	425,622
Net transfers(1)	925,205	(1,159,591)	(1,801,069)	(2,413,832)	3,044,367
Transfers for policy loans	5,780	25,950	6,233	2,516	8,576
Adjustments to net assets allocated to contracts in payment period	(18,306)	(11,012)	(21,076)	—	(17,298)
Contract charges	(12,677)	(9,882)	(57,940)	(8,582)	(36,960)
Contract terminations:
Surrender benefits	(2,683,593)	(1,340,386)	(4,555,502)	(976,184)	(5,628,875)
Death benefits	(228,769)	(162,346)	(914,384)	(625,333)	(346,721)
Increase (decrease) from contract transactions	(1,821,589)	(2,519,748)	(5,305,005)	(3,676,046)	(2,551,289)
Net assets at beginning of year	28,362,262	20,972,535	51,488,636	21,229,843	66,117,462
Net assets at end of year	$39,830,721	$20,941,836	$61,213,869	$17,230,411	$76,753,079

Accumulation unit activity(2)
Units outstanding at beginning of year	13,302,067	13,664,030	20,123,797	14,412,340	36,776,979
Units purchased	356,319	122,296	770,424	259,960	2,238,094
Units redeemed	(1,183,954)	(1,934,738)	(2,644,122)	(2,940,069)	(3,755,472)
Units outstanding at end of year	12,474,432	11,851,588	18,250,099	11,732,231	35,259,601

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Intl Eq, Cl S
Operations
Investment income (loss) — net	$(329,031)	$1,883,515	$(998,347)	$668,874	$(41,896)
Net realized gain (loss) on sales of investments	760,819	3,846,964	6,990,698	(600,338)	330,706
Distributions from capital gains	4,125,583	3,933,845	11,306,120	397,880	489,443
Net change in unrealized appreciation or depreciation of investments	10,885,876	(4,138,857)	73,999,481	(4,847,286)	247,816
Net increase (decrease) in net assets resulting from operations	15,443,247	5,525,467	91,297,952	(4,380,870)	1,026,069

Contract transactions
Contract purchase payments	228,658	2,788,854	6,050,530	221,449	75,246
Net transfers(1)	(38,424)	(7,970,868)	5,691,974	(1,725,728)	(523,699)
Transfers for policy loans	(1,153)	22,421	6,709	10,893	1,324
Adjustments to net assets allocated to contracts in payment period	(27,391)	(41,867)	(20,393)	(3,808)	(135)
Contract charges	(25,260)	(90,786)	(46,135)	(18,063)	(12,503)
Contract terminations:
Surrender benefits	(2,995,890)	(12,070,020)	(6,316,971)	(2,360,121)	(930,676)
Death benefits	(298,217)	(2,634,243)	(912,091)	(310,185)	(124,732)
Increase (decrease) from contract transactions	(3,157,677)	(19,996,509)	4,453,623	(4,185,563)	(1,515,175)
Net assets at beginning of year	37,250,283	169,548,186	58,529,455	26,812,122	11,111,854
Net assets at end of year	$49,535,853	$155,077,144	$154,281,030	$18,245,689	$10,622,748

Accumulation unit activity(2)
Units outstanding at beginning of year	11,427,944	46,750,885	18,470,391	16,636,100	7,923,707
Units purchased	131,357	861,030	2,594,481	227,377	186,143
Units redeemed	(1,026,648)	(6,716,586)	(1,488,020)	(3,455,680)	(1,310,250)
Units outstanding at end of year	10,532,653	40,895,329	19,576,852	13,407,797	6,799,600

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	93

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$(73,876)	$(7,991)	$2,236,622	$344,314	$516,356
Net realized gain (loss) on sales of investments	257,970	(9,177)	(1,043,360)	(18,750)	257,308
Distributions from capital gains	483,683	290,489	—	97,274	585,136
Net change in unrealized appreciation or depreciation of investments	1,407,959	29,894	1,825,088	315,616	2,262,138
Net increase (decrease) in net assets resulting from operations	2,075,736	303,215	3,018,350	738,454	3,620,938

Contract transactions
Contract purchase payments	496,468	264,345	971,527	157,458	6,391,960
Net transfers(1)	(528,947)	196,327	(5,664,585)	(153,242)	15,426,744
Transfers for policy loans	12,384	207	16,020	—	5,622
Adjustments to net assets allocated to contracts in payment period	—	—	(91,589)	(456)	—
Contract charges	(4,954)	(1,450)	(60,806)	(1,417)	(17,811)
Contract terminations:
Surrender benefits	(424,271)	(89,195)	(4,979,061)	(234,981)	(2,984,140)
Death benefits	(20,147)	(189,904)	(1,254,720)	(57,599)	(1,291,246)
Increase (decrease) from contract transactions	(469,467)	180,330	(11,063,214)	(290,237)	17,531,129
Net assets at beginning of year	12,006,028	4,285,527	66,172,622	5,298,499	43,292,310
Net assets at end of year	$13,612,297	$4,769,072	$58,127,758	$5,746,716	$64,444,377

Accumulation unit activity(2)
Units outstanding at beginning of year	4,590,124	4,239,670	39,327,770	4,414,886	39,647,470
Units purchased	242,426	556,833	629,102	187,381	19,063,742
Units redeemed	(427,458)	(395,087)	(7,630,827)	(454,117)	(3,769,545)
Units outstanding at end of year	4,405,092	4,401,416	32,326,045	4,148,150	54,941,667

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl
Operations
Investment income (loss) — net	$(83,531)	$81,177	$(466,460)	$(136,391)	$(86,173)
Net realized gain (loss) on sales of investments	197,697	85,292	1,966,053	1,478,544	(69,460)
Distributions from capital gains	2,060,003	—	6,294,589	2,800,486	166,473
Net change in unrealized appreciation or depreciation of investments	1,036,319	948,863	11,241,822	3,919,959	2,324,378
Net increase (decrease) in net assets resulting from operations	3,210,488	1,115,332	19,036,004	8,062,598	2,335,218

Contract transactions
Contract purchase payments	175,133	113,188	351,951	192,082	94,209
Net transfers(1)	68,933	(97,561)	(1,081,332)	(1,367,497)	(464,582)
Transfers for policy loans	(348)	4,859	66,113	6,436	14,635
Adjustments to net assets allocated to contracts in payment period	(11,848)	(2,120)	(45,200)	(5,780)	(8,388)
Contract charges	(17,217)	(7,282)	(38,756)	(18,319)	(3,883)
Contract terminations:
Surrender benefits	(1,947,278)	(846,427)	(4,282,618)	(2,560,288)	(756,264)
Death benefits	(334,857)	(76,226)	(280,423)	(129,656)	(61,625)
Increase (decrease) from contract transactions	(2,067,482)	(911,569)	(5,310,265)	(3,883,022)	(1,185,898)
Net assets at beginning of year	23,677,073	11,616,710	73,160,474	32,044,762	11,773,418
Net assets at end of year	$24,820,079	$11,820,473	$86,886,213	$36,224,338	$12,922,738

Accumulation unit activity(2)
Units outstanding at beginning of year	7,149,429	6,273,937	17,004,510	9,529,637	2,431,383
Units purchased	86,622	88,182	94,198	71,068	25,457
Units redeemed	(736,124)	(622,181)	(1,251,443)	(1,176,707)	(282,759)
Units outstanding at end of year	6,499,927	5,739,938	15,847,265	8,423,998	2,174,081

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	95

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$2,198,595	$143,311	$480,033	$(9,313,563)	$(4,893,640)
Net realized gain (loss) on sales of investments	(1,230,303)	(343,284)	1,177,779	69,259,292	59,095,778
Distributions from capital gains	—	56,083	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,986,606)	(399,888)	5,927,305	65,226,413	14,003,177
Net increase (decrease) in net assets resulting from operations	(2,018,314)	(543,778)	7,585,117	125,172,142	68,205,315

Contract transactions
Contract purchase payments	1,087,851	84,252	2,647,936	19,267,786	5,328,212
Net transfers(1)	(4,255,431)	(527,556)	5,166,528	(81,916,276)	(44,849,209)
Transfers for policy loans	12,861	12,096	(1,383)	193,660	25,052
Adjustments to net assets allocated to contracts in payment period	—	(12,390)	—	(199,078)	—
Contract charges	(9,331)	(3,477)	(8,094)	(6,377,815)	(2,698,012)
Contract terminations:
Surrender benefits	(1,583,354)	(517,996)	(1,404,874)	(59,291,852)	(61,446,703)
Death benefits	(428,042)	(128,519)	(238,796)	(8,346,286)	(2,221,105)
Increase (decrease) from contract transactions	(5,175,446)	(1,093,590)	6,161,317	(136,669,861)	(105,861,765)
Net assets at beginning of year	34,357,824	10,588,390	19,649,540	1,033,752,108	600,819,353
Net assets at end of year	$27,164,064	$8,951,022	$33,395,974	$1,022,254,389	$563,162,903

Accumulation unit activity(2)
Units outstanding at beginning of year	35,065,345	3,062,930	19,858,415	514,781,539	297,629,367
Units purchased	1,339,177	37,062	6,171,961	10,017,348	2,749,203
Units redeemed	(6,799,623)	(426,927)	(1,421,727)	(77,659,112)	(55,431,199)
Units outstanding at end of year	29,604,899	2,673,065	24,608,649	447,139,775	244,947,371

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(5,608,596)	$(4,589,294)	$(1,856,768)	$(1,991,619)	$(6,931,269)
Net realized gain (loss) on sales of investments	13,219,811	18,897,844	579,288	513,338	9,908,560
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	41,985,801	26,241,519	15,443,264	21,972,604	54,381,078
Net increase (decrease) in net assets resulting from operations	49,597,016	40,550,069	14,165,784	20,494,323	57,358,369

Contract transactions
Contract purchase payments	24,737,280	925,139	22,782,936	45,558,535	18,223,938
Net transfers(1)	202,871,963	103,099,941	13,853,253	33,701,576	299,239,113
Transfers for policy loans	3,484	47,972	2,930	—	9,364
Adjustments to net assets allocated to contracts in payment period	68,528	—	—	(44,006)	—
Contract charges	(4,051,957)	(2,941,428)	(2,352,168)	(2,312,595)	(8,906,491)
Contract terminations:
Surrender benefits	(59,437,534)	(54,969,507)	(4,735,353)	(3,423,678)	(44,804,778)
Death benefits	(14,658,749)	(16,270,589)	(1,122,970)	(1,238,381)	(6,628,955)
Increase (decrease) from contract transactions	149,533,015	29,891,528	28,428,628	72,241,451	257,132,191
Net assets at beginning of year	452,819,038	438,287,518	177,905,325	171,093,697	511,640,733
Net assets at end of year	$651,949,069	$508,729,115	$220,499,737	$263,829,471	$826,131,293

Accumulation unit activity(2)
Units outstanding at beginning of year	334,580,715	322,396,295	159,500,047	146,324,532	430,973,358
Units purchased	166,257,931	76,896,784	33,234,831	67,394,727	268,983,750
Units redeemed	(56,200,048)	(53,696,235)	(7,524,831)	(6,013,730)	(50,025,430)
Units outstanding at end of year	444,638,598	345,596,844	185,210,047	207,705,529	649,931,678

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	97

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(14,375,188)	$(103,530,816)	$(136,425,547)	$(68,551,916)	$(61,937,278)
Net realized gain (loss) on sales of investments	21,817,764	110,173,853	220,708,894	197,114,447	425,877,070
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	106,918,510	1,066,020,410	1,131,132,003	653,906,907	355,352,336
Net increase (decrease) in net assets resulting from operations	114,361,086	1,072,663,447	1,215,415,350	782,469,438	719,292,128

Contract transactions
Contract purchase payments	31,821,558	523,467,677	368,530,641	240,429,733	11,403,683
Net transfers(1)	113,467,240	(73,169,773)	(230,320,770)	101,187,865	(107,264,671)
Transfers for policy loans	(434)	7,809	42,781	(14,955)	258,765
Adjustments to net assets allocated to contracts in payment period	45,525	(165,883)	(61,947)	282,614	—
Contract charges	(17,866,735)	(137,033,949)	(180,958,616)	(61,681,615)	(44,182,665)
Contract terminations:
Surrender benefits	(58,158,727)	(344,920,813)	(526,393,876)	(480,415,153)	(624,364,955)
Death benefits	(16,561,219)	(53,289,462)	(82,942,325)	(85,978,278)	(99,480,113)
Increase (decrease) from contract transactions	52,747,208	(85,104,394)	(652,104,112)	(286,189,789)	(863,629,956)
Net assets at beginning of year	1,368,389,523	10,691,503,772	13,928,599,705	6,996,951,914	7,014,436,089
Net assets at end of year	$1,535,497,817	$11,679,062,825	$14,491,910,943	$7,493,231,563	$6,870,098,261

Accumulation unit activity(2)
Units outstanding at beginning of year	1,086,806,802	7,648,689,892	9,915,419,466	4,164,097,661	4,146,579,134
Units purchased	114,759,155	377,023,624	261,671,936	200,668,165	7,068,555
Units redeemed	(73,024,035)	(452,811,412)	(742,040,149)	(374,974,634)	(518,756,993)
Units outstanding at end of year	1,128,541,922	7,572,902,104	9,435,051,253	3,989,791,192	3,634,890,696

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2
Operations
Investment income (loss) — net	$(29,703,960)	$(16,895,831)	$(13,264,420)	$(11,849,428)	$104,764
Net realized gain (loss) on sales of investments	207,207,716	187,063,533	41,233,686	69,252,421	137,595
Distributions from capital gains	—	—	—	—	123,583
Net change in unrealized appreciation or depreciation of investments	189,341,920	43,627,484	96,547,948	57,353,170	470,859
Net increase (decrease) in net assets resulting from operations	366,845,676	213,795,186	124,517,214	114,756,163	836,801

Contract transactions
Contract purchase payments	56,846,011	12,194,310	45,928,787	1,439,615	1,417,448
Net transfers(1)	(224,550,677)	(110,972,501)	73,739,667	9,294,747	3,043,751
Transfers for policy loans	32,832	332,473	13,038	27,315	(836)
Adjustments to net assets allocated to contracts in payment period	(185,957)	—	12,114	—	—
Contract charges	(21,547,365)	(8,552,752)	(8,555,460)	(7,123,308)	(1,991)
Contract terminations:
Surrender benefits	(216,005,193)	(235,091,139)	(91,625,850)	(112,128,537)	(856,315)
Death benefits	(21,642,513)	(11,157,543)	(25,273,159)	(33,486,058)	(459,090)
Increase (decrease) from contract transactions	(427,052,862)	(353,247,152)	(5,760,863)	(141,976,226)	3,142,967
Net assets at beginning of year	3,240,508,459	2,029,967,364	1,285,589,309	1,287,127,634	10,596,977
Net assets at end of year	$3,180,301,273	$1,890,515,398	$1,404,345,660	$1,259,907,571	$14,576,745

Accumulation unit activity(2)
Units outstanding at beginning of year	1,759,401,179	1,095,298,681	853,533,291	848,431,161	8,894,085
Units purchased	31,319,430	6,842,647	79,485,048	8,139,425	3,699,908
Units redeemed	(261,169,728)	(199,113,647)	(84,622,341)	(101,114,590)	(1,164,913)
Units outstanding at end of year	1,529,550,881	903,027,681	848,395,998	755,455,996	11,429,080

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	99

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 2
Operations
Investment income (loss) — net	$(109,425)	$(190,524)	$(60,121)	$(299,016)	$(55,990)
Net realized gain (loss) on sales of investments	552,343	3,007,494	(116,049)	(264,498)	(1,021,413)
Distributions from capital gains	—	—	21,355	325,406	—
Net change in unrealized appreciation or depreciation of investments	965,220	91,897	888,949	6,572,242	(223,591)
Net increase (decrease) in net assets resulting from operations	1,408,138	2,908,867	734,134	6,334,134	(1,300,994)

Contract transactions
Contract purchase payments	261,493	104,260	807,451	1,985,603	956,034
Net transfers(1)	(632,780)	(2,485,862)	(159,684)	752,666	(1,247,867)
Transfers for policy loans	1,232	5,745	403	1,762	1,516
Adjustments to net assets allocated to contracts in payment period	—	(4,195)	—	—	—
Contract charges	(3,293)	(45,994)	(1,384)	(8,409)	(3,576)
Contract terminations:
Surrender benefits	(510,121)	(2,233,753)	(505,671)	(1,251,388)	(601,372)
Death benefits	(185,506)	(396,642)	(108,703)	(408,423)	(330,968)
Increase (decrease) from contract transactions	(1,068,975)	(5,056,441)	32,412	1,071,811	(1,226,233)
Net assets at beginning of year	10,227,402	23,860,022	7,348,654	29,908,342	20,751,758
Net assets at end of year	$10,566,565	$21,712,448	$8,115,200	$37,314,287	$18,224,531

Accumulation unit activity(2)
Units outstanding at beginning of year	4,244,197	11,078,113	5,070,864	18,389,893	16,044,580
Units purchased	113,993	52,014	652,134	2,078,708	1,123,831
Units redeemed	(558,245)	(2,431,431)	(622,229)	(1,536,047)	(2,300,541)
Units outstanding at end of year	3,799,945	8,698,696	5,100,769	18,932,554	14,867,870

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2
Operations
Investment income (loss) — net	$(108,358)	$(59,309)	$(434,363)	$(3,468,606)	$(30,193,628)
Net realized gain (loss) on sales of investments	552,790	(12,291)	4,019,793	4,758,015	17,795,624
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,375,476	172,248	(2,313,978)	20,265,765	158,884,694
Net increase (decrease) in net assets resulting from operations	3,819,908	100,648	1,271,452	21,555,174	146,486,690

Contract transactions
Contract purchase payments	1,907,399	532,047	403,172	25,171,448	471,817,973
Net transfers(1)	(1,054,666)	(407,255)	(881,424)	90,585,525	41,049,702
Transfers for policy loans	(14)	(66)	35,926	570	6,076
Adjustments to net assets allocated to contracts in payment period	—	—	(33,343)	(11,613)	—
Contract charges	(2,682)	(1,223)	(112,161)	(4,246,949)	(38,505,981)
Contract terminations:
Surrender benefits	(464,244)	(333,239)	(5,152,485)	(14,312,884)	(72,788,363)
Death benefits	(288,591)	(113,791)	(875,014)	(2,097,825)	(18,430,445)
Increase (decrease) from contract transactions	97,202	(323,527)	(6,615,329)	95,088,272	383,148,962
Net assets at beginning of year	9,390,165	7,127,998	63,887,745	264,361,540	2,862,486,622
Net assets at end of year	$13,307,275	$6,905,119	$58,543,868	$381,004,986	$3,392,122,274

Accumulation unit activity(2)
Units outstanding at beginning of year	3,822,668	3,437,672	20,084,028	216,805,167	2,087,385,341
Units purchased	828,873	289,607	200,130	98,363,383	404,604,335
Units redeemed	(703,960)	(495,984)	(2,494,888)	(17,007,790)	(108,869,306)
Units outstanding at end of year	3,947,581	3,231,295	17,789,270	298,160,760	2,383,120,370

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	101

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP US Flex Mod Gro, Cl 2	Wanger Intl	Wanger USA	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(17,694,628)	$1,712,259	$(1,969,756)	$273,812
Net realized gain (loss) on sales of investments	12,105,244	(4,891,327)	(11,322,540)	(218,104)
Distributions from capital gains	—	5,376,908	24,401,278	—
Net change in unrealized appreciation or depreciation of investments	91,035,212	14,674,385	37,216,211	435,512
Net increase (decrease) in net assets resulting from operations	85,445,828	16,872,225	48,325,193	491,220

Contract transactions
Contract purchase payments	216,698,875	1,400,796	1,653,608	594,304
Net transfers(1)	(13,528,017)	(13,923,839)	(18,209,868)	(497,295)
Transfers for policy loans	(36,640)	60,351	85,818	665
Adjustments to net assets allocated to contracts in payment period	43,601	(32,761)	(65,458)	—
Contract charges	(21,468,019)	(145,957)	(185,679)	(3,691)
Contract terminations:
Surrender benefits	(40,168,404)	(14,711,601)	(20,164,372)	(726,558)
Death benefits	(9,987,993)	(1,416,163)	(1,932,533)	(152,431)
Increase (decrease) from contract transactions	131,553,403	(28,769,174)	(38,818,484)	(785,006)
Net assets at beginning of year	1,718,524,570	174,504,742	253,727,561	11,150,817
Net assets at end of year	$1,935,523,801	$162,607,793	$263,234,270	$10,857,031

Accumulation unit activity(2)
Units outstanding at beginning of year	1,326,347,511	50,661,842	54,642,191	9,240,322
Units purchased	181,489,209	507,032	447,993	875,895
Units redeemed	(78,467,648)	(9,554,783)	(9,251,164)	(1,617,043)
Units outstanding at end of year	1,429,369,072	41,614,091	45,839,020	8,499,174

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	Unit activity has been revised to conform to current year presentation.

See accompanying notes to financial statements.

102	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Notes to Financial Statements

1.  ORGANIZATION

RiverSource Variable Account 10 (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life. The following is a list of each variable annuity product funded through the Account.

RiverSource® Retirement Advisor Variable Annuity (RAVA)

RiverSource® Retirement Advisor Advantage Variable Annuity (RAVA Advantage)

RiverSource® Retirement Advisor Select Variable Annuity (RAVA Select)

RiverSource® Retirement Advisor Advantage Plus Variable Annuity (RAVA Advantage Plus)

RiverSource® Retirement Advisor Select Plus Variable Annuity (RAVA Select Plus)

RiverSource® Retirement Advisor 4 Advantage® Variable Annuity (RAVA 4 Advantage)

RiverSource® Retirement Advisor 4 Select® Variable Annuity (RAVA 4 Select)

RiverSource® Retirement Advisor 4 Access® Variable Annuity (RAVA 4 Access)

RiverSource® RAVA 5 Advantage® Variable Annuity (RAVA 5 Advantage) (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)

RiverSource® RAVA 5 Select® Variable Annuity (RAVA 5 Select) (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)

RiverSource® RAVA 5 Access® Variable Annuity (RAVA 5 Access) (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)

RiverSource® RAVA 5 Advantage® Variable Annuity (RAVA 5 Advantage) (Offered for contract applications signed prior to April 30, 2012)

RiverSource® RAVA 5 Select® Variable Annuity (RAVA 5 Select) (Offered for contract applications signed prior to April 30, 2012)

RiverSource® RAVA 5 Access® Variable Annuity (RAVA 5 Access) (Offered for contract applications signed prior to April 30, 2012)

RiverSource® RAVA 5 Advantage® Variable Annuity (RAVA 5 Advantage) (Offered for contract applications signed on or after April 29, 2013)

RiverSource® RAVA 5 Select® Variable Annuity (RAVA 5 Select) (Offered for contract applications signed on or after April 29, 2013)

RiverSource® RAVA 5 Access® Variable Annuity (RAVA 5 Access) (Offered for contract applications signed on or after April 29, 2013)

RiverSource® RAVA 5 Advantage® Variable Annuity (RAVA 5 Advantage) (Offered for contract applications signed on or after April 29, 2019)

RiverSource® RAVA 5 ChoiceSM Variable Annuity (RAVA 5 Choice)

RiverSource® RAVA 5 Access® Variable Annuity (RAVA 5 Access) (Offered for contract applications signed on or after June 22, 2020)

RiverSource® RAVA Apex Variable Annuity (RAVA Apex)

RiverSource® RAVA Vista Variable Annuity (RAVA Vista)

RiverSource® Flexible Portfolio Annuity (FPA)

RiverSource® Retirement Group Annuity Contract I (Retirement GAC I)

RiverSource® Retirement Group Annuity Contract II (Retirement GAC II)

RiverSource® Retirement Advisor Variable Annuity – Band 3 (RAVA Band 3)*

RiverSource® Retirement Advisor Advantage Variable Annuity – Band 3 (RAVA Advantage Band 3)*

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	103

and liabilities as of December 31, 2021, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Global Thematic Gro, Cl B	AB VPS Global Thematic Growth Portfolio (Class B) (renamed to AB VPS Sustainable Global Thematic Portfolio (Class B) effective sometime during the second quarter 2022)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2 (previously Wells Fargo VT Index Asset Allocation Fund – Class 2)
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2 (previously Wells Fargo VT International Equity Fund – Class 2)
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2 (previously Wells Fargo VT Opportunity Fund – Class 2)
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2 (previously Wells Fargo VT Small Cap Growth Fund – Class 2)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Mid Cap Val, Cl II	American Century VP Mid Cap Value, Class II
AC VP Ultra, Cl II	American Century VP Ultra®, Class II
AC VP Val, Cl I	American Century VP Value, Class I
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
CB Var Sm Cap Gro, Cl I	ClearBridge Variable Small Cap Growth Portfolio – Class I
Col VP Bal, Cl 2	Columbia Variable Portfolio – Balanced Fund (Class 2)(1)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 2	Columbia Variable Portfolio – Large Cap Index Fund (Class 2)(1)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (renamed to Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) effective sometime during the second quarter 2022)

104	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Division	Fund
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (renamed to Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3) effective sometime during the second quarter 2022)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Val, Cl 2	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio(2)
CTIVP Allspg Short Dur Govt, Cl 2	CTIVP® – Allspring Short Duration Government Fund (Class 2)(3) (previously CTIVP® – Wells Fargo Short Duration Government Fund (Class 2))
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP Loomis Sayles Gro, Cl 1	CTIVP® – Loomis Sayles Growth Fund (Class 1) (renamed to CTIVP® – Principal Blue Chip Growth Fund (Class 1) effective sometime during the second quarter 2022)
CTIVP Loomis Sayles Gro, Cl 2	CTIVP® – Loomis Sayles Growth Fund (Class 2) (renamed to CTIVP® – Principal Blue Chip Growth Fund (Class 2) effective sometime during the second quarter 2022)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2)
CTIVP MS Adv, Cl 2	CTIVP® – Morgan Stanley Advantage Fund (Class 2)
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II (previously Ivy VIP Asset Strategy, Class II)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares(4) (previously Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Shares)
Invesco VI Dis Mid Cap Gro, Ser II	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares(4) (previously Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series II Shares)

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	105

Division	Fund
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Div Divd, Ser II	Invesco V.I. Diversified Dividend Fund, Series II Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Fund, Series II Shares)
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares)
Invesco VI Hlth, Ser II	Invesco V.I. Health Care Fund, Series II Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares (renamed to Invesco V.I. EQV International Equity Fund, Series II Shares effective sometime during the second quarter 2022)
Invesco VI Main St, Ser II	Invesco V.I. Main Street Fund®, Series II Shares (previously Invesco Oppenheimer V.I. Main Street Fund®, Series II Shares)
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares (previously Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series II Shares)
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT Intl Eq, Cl S	Neuberger Berman AMT International Equity Portfolio (Class S)
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio (previously Third Avenue VST FFI Strategies Portfolio)
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Risk, Cl 2	Variable Portfolio – Managed Risk Fund (Class 2)
VP Man Risk US, Cl 2	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)

106	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Division	Fund
VP Ptnrs Core Eq, Cl 2	Variable Portfolio – Partners Core Equity Fund (Class 2)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Intl Core Eq, Cl 2	Variable Portfolio – Partners International Core Equity Fund (Class 2)
VP Ptnrs Intl Gro, Cl 2	Variable Portfolio – Partners International Growth Fund (Class 2)
VP Ptnrs Intl Val, Cl 2	Variable Portfolio – Partners International Value Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 2	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
VP US Flex Gro, Cl 2	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
VP US Flex Mod Gro, Cl 2	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
Wanger Intl	Wanger International
Wanger USA	Wanger USA (renamed to Wanger Acorn effective sometime during the second quarter 2022)
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	For the period May 3, 2021 (commencement of operations) to December 31, 2021.
(2)	Effective October 15, 2021, the portfolio performed a reverse share split. Shareholders of the portfolio received 1 share in exchange for every 6 shares of the portfolio owned.
(3)	CTIVP® – Allspring Short Duration Government Fund (Class 2) is scheduled to liquidate sometime during the second quarter 2022.
(4)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contracts.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are not therefore categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2021.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	107

Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

Product	Mortality and expense risk fee
RAVA	0.75% to 0.95% (depending on the contract selected)
RAVA Select	1.00% to 1.20% (depending on the contract selected)
RAVA Advantage Band 3	0.55%
RAVA Advantage Plus	0.55% to 0.95% (depending on the contract selected)
RAVA Select Plus	0.75% to 1.20% (depending on the contract selected)
RAVA 4 Advantage	0.85% to 1.05% (depending on the contract selected)
RAVA 4 Select	1.10% to 1.30% (depending on the contract selected)
RAVA 4 Access	1.25% to 1.45% (depending on the contract selected)
RAVA 5 Advantage (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)	0.95% to 1.50% (depending on the contract selected)
RAVA 5 Select (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)	1.30% to 1.75% (depending on the contract selected)
RAVA 5 Access (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)	1.45% to 1.90% (depending on the contract selected)
RAVA 5 Advantage (Offered for contract applications signed prior to April 30, 2012)	0.85% to 1.40% (depending on the contract selected)
RAVA 5 Select (Offered for contract applications signed prior to April 30, 2012)	1.20% to 1.65% (depending on the contract selected)
RAVA 5 Access (Offered for contract applications signed prior to April 30, 2012)	1.35% to 1.80% (depending on the contract selected)
RAVA 5 Advantage (Offered for contract applications signed on or after April 29, 2013)	0.95% to 1.45% (depending on the contract selected)
RAVA 5 Select (Offered for contract applications signed on or after April 29, 2013)	0.95% to 1.70% (depending on the contract selected)
RAVA 5 Access (Offered for contract applications signed on or after April 29, 2013)	0.95% to 1.85% (depending on the contract selected)
RAVA 5 Advantage (Offered for contract applications signed on or after April 29, 2019)	0.95% to 1.45% (depending on the contract selected)
RAVA 5 Choice	0.95% to 1.55% (depending on the contract selected)

108	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Product	Mortality and expense risk fee
RAVA 5 Access (Offered for contract applications signed on or after June 22, 2020)	0.95% to 1.30% (depending on the contract selected)
RAVA Apex	0.65% to 1.50% (depending on the contract selected)
RAVA Vista	0.90% to 1.55% (depending on the contract selected)
FPA	1.25%
Retirement GAC I	0.60%
Retirement GAC II	0.95%
RAVA Band 3	0.55%
RAVA Advantage	0.75% to 0.95% (depending on the contract selected)

4.  CONTRACT CHARGES

RiverSource Life deducts a contract administrative charge of $50 per year on the contract anniversary. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary.

5.  SURRENDER CHARGES

RiverSource Life may assess a surrender charge to help it recover certain expenses related to the sale of the annuity. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2021 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$1,808,027
AB VPS Global Thematic Gro, Cl B	2,691,378
AB VPS Gro & Inc, Cl B	2,602,809
AB VPS Intl Val, Cl B	3,082,532
AB VPS Lg Cap Gro, Cl B	27,344,005
Allspg VT Index Asset Alloc, Cl 2	2,644,161
Allspg VT Intl Eq, Cl 2	2,258,010
Allspg VT Opp, Cl 2	4,140,956
Allspg VT Sm Cap Gro, Cl 2	26,732,387
ALPS Alerian Engy Infr, Class III	6,713,021
AC VP Intl, Cl I	529,461
AC VP Intl, Cl II	2,191,098
AC VP Mid Cap Val, Cl II	1,863,485
AC VP Ultra, Cl II	8,287,575

Division	Purchases
AC VP Val, Cl I	$1,295,175
AC VP Val, Cl II	13,319,588
BlackRock Global Alloc, Cl III	29,384,043
Calvert VP SRI Bal, Cl I	1,876,406
CB Var Sm Cap Gro, Cl I	4,328,005
Col VP Bal, Cl 2	25,687,351
Col VP Bal, Cl 3	50,129,465
Col VP Commodity Strategy, Cl 2	6,386,405
Col VP Contrarian Core, Cl 2	13,649,149
Col VP Disciplined Core, Cl 2	6,697,264
Col VP Disciplined Core, Cl 3	3,235,510
Col VP Divd Opp, Cl 2	12,000,072
Col VP Divd Opp, Cl 3	2,924,726
Col VP Emerg Mkts Bond, Cl 2	3,408,352

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	109

Division	Purchases
Col VP Emer Mkts, Cl 2	$19,410,633
Col VP Emer Mkts, Cl 3	12,652,268
Col VP Global Strategic Inc, Cl 2	2,471,179
Col VP Global Strategic Inc, Cl 3	5,802,906
Col VP Govt Money Mkt, Cl 2	53,046,211
Col VP Govt Money Mkt, Cl 3	26,644,878
Col VP Hi Yield Bond, Cl 2	10,642,783
Col VP Hi Yield Bond, Cl 3	10,752,235
Col VP Inc Opp, Cl 2	5,250,879
Col VP Inc Opp, Cl 3	11,878,575
Col VP Inter Bond, Cl 2	24,178,604
Col VP Inter Bond, Cl 3	48,335,806
Col VP Lg Cap Gro, Cl 2	22,349,846
Col VP Lg Cap Gro, Cl 3	3,716,718
Col VP Lg Cap Index, Cl 2	25,631,317
Col VP Lg Cap Index, Cl 3	42,439,583
Col VP Limited Duration Cr, Cl 2	23,880,005
Col VP Long Govt/Cr Bond, Cl 2	4,160,694
Col VP Mid Cap Gro, Cl 2	10,129,439
Col VP Mid Cap Gro, Cl 3	2,387,231
Col VP Overseas Core, Cl 2	12,203,794
Col VP Overseas Core, Cl 3	4,251,050
Col VP Select Lg Cap Val, Cl 2	20,524,583
Col VP Select Lg Cap Val, Cl 3	11,862,124
Col VP Select Mid Cap Val, Cl 2	8,053,245
Col VP Select Mid Cap Val, Cl 3	2,193,656
Col VP Select Sm Cap Val, Cl 2	8,065,063
Col VP Select Sm Cap Val, Cl 3	2,295,837
Col VP Strategic Inc, Cl 2	20,423,947
Col VP US Govt Mtge, Cl 2	6,242,801
Col VP US Govt Mtge, Cl 3	6,772,506
CS Commodity Return	2,787,440
CTIVP Allspg Short Dur Govt, Cl 2	12,081,331
CTIVP AC Div Bond, Cl 2	3,791,347
CTIVP BR Gl Infl Prot Sec, Cl 2	11,304,629
CTIVP BR Gl Infl Prot Sec, Cl 3	10,875,654
CTIVP CenterSquare Real Est, Cl 2	7,159,349
CTIVP Loomis Sayles Gro, Cl 1	1,493,886
CTIVP Loomis Sayles Gro, Cl 2	5,968,342
CTIVP MFS Val, Cl 2	9,664,411
CTIVP MS Adv, Cl 2	15,750,293
CTIVP T Rowe Price LgCap Val, Cl 2	7,306,575
CTIVP TCW Core Plus Bond, Cl 2	5,354,486
CTIVP Vty Sycamore Estb Val, Cl 2	13,013,429
CTIVP Vty Sycamore Estb Val, Cl 3	6,216,681
CTIVP Westfield Mid Cap Gro, Cl 2	3,239,959
Del Ivy VIP Asset Strategy, Cl II	3,195,188
DWS Alt Asset Alloc VIP, Cl B	4,473,108
EV VT Floating-Rate Inc, Init Cl	11,162,053
Fid VIP Contrafund, Serv Cl 2	94,495,599
Fid VIP Gro & Inc, Serv Cl	3,323,056
Fid VIP Gro & Inc, Serv Cl 2	7,270,057
Fid VIP Mid Cap, Serv Cl	12,650,218
Fid VIP Mid Cap, Serv Cl 2	77,341,578
Fid VIP Overseas, Serv Cl	1,188,282
Fid VIP Overseas, Serv Cl 2	6,173,773
Fid VIP Strategic Inc, Serv Cl 2	38,036,996
Frank Global Real Est, Cl 2	3,510,119
Frank Inc, Cl 2	10,232,436

Division	Purchases
Frank Mutual Shares, Cl 2	$4,121,164
Frank Sm Cap Val, Cl 2	14,846,589
GS VIT Mid Cap Val, Inst	18,087,665
GS VIT Multi-Strategy Alt, Advisor	1,550,932
GS VIT Sm Cap Eq Insights, Inst	1,455,328
GS VIT U.S. Eq Insights, Inst	28,502,035
Invesco VI Am Fran, Ser I	1,994,358
Invesco VI Am Fran, Ser II	8,727,883
Invesco VI Bal Risk Alloc, Ser II	6,804,034
Invesco VI Comstock, Ser II	3,423,108
Invesco VI Core Eq, Ser I	2,597,780
Invesco VI Dis Mid Cap Gro, Ser I	3,267,773
Invesco VI Dis Mid Cap Gro, Ser II	2,982,536
Invesco VI Div Divd, Ser I	1,179,955
Invesco VI Div Divd, Ser II	741,596
Invesco VI Global, Ser II	18,885,594
Invesco VI Gbl Strat Inc, Ser II	14,312,009
Invesco VI Hlth, Ser II	7,406,014
Invesco VI Intl Gro, Ser II	5,858,891
Invesco VI Main St, Ser II	432,596
Invesco VI Mn St Sm Cap, Ser II	16,056,360
Invesco VI Tech, Ser I	4,634,681
Janus Henderson VIT Bal, Serv	32,418,331
Janus Henderson VIT Enter, Serv	1,947,002
Janus Henderson VIT Flex Bd, Serv	14,031,227
Janus Hend VIT Gbl Tech Innov, Srv	6,792,255
Janus Henderson VIT Overseas, Serv	976,900
Janus Henderson VIT Res, Serv	9,656,827
Lazard Ret Global Dyn MA, Serv	2,205,332
MFS Mass Inv Gro Stock, Serv Cl	12,738,838
MFS New Dis, Serv Cl	9,712,331
MFS Utilities, Serv Cl	11,302,692
MS VIF Dis, Cl II	86,633,035
MS VIF Global Real Est, Cl II	1,235,831
NB AMT Intl Eq, Cl S	895,017
NB AMT Sus Eq, Cl S	2,636,471
NB AMT US Eq Index PW Strat, Cl S	1,991,313
PIMCO VIT All Asset, Advisor Cl	8,627,201
PIMCO VIT Glb Man As Alloc, Adv Cl	2,577,404
PIMCO VIT Tot Return, Advisor Cl	17,241,689
Put VT Global Hlth Care, Cl IB	3,024,772
Put VT Intl Eq, Cl IB	1,307,737
Put VT Sus Leaders, Cl IA	9,209,753
Put VT Sus Leaders, Cl IB	5,104,961
Royce Micro-Cap, Invest Cl	786,649
Temp Global Bond, Cl 2	2,843,521
Third Ave VST Third Ave Value	136,782
VanEck VIP Global Gold, Cl S	11,587,373
VP Aggr, Cl 2	66,408,949
VP Aggr, Cl 4	12,510,824
VP Conserv, Cl 2	94,415,693
VP Conserv, Cl 4	17,365,842
VP Man Risk, Cl 2	32,180,040
VP Man Risk US, Cl 2	60,462,207
VP Man Vol Conserv, Cl 2	79,360,438
VP Man Vol Conserv Gro, Cl 2	66,207,920
VP Man Vol Gro, Cl 2	505,700,602
VP Man Vol Mod Gro, Cl 2	132,431,420
VP Mod, Cl 2	299,070,660

110	∎ RIVERSOURCE VARIABLE ACCOUNT 10

Division	Purchases
VP Mod, Cl 4	$17,891,926
VP Mod Aggr, Cl 2	75,551,985
VP Mod Aggr, Cl 4	15,608,707
VP Mod Conserv, Cl 2	88,774,707
VP Mod Conserv, Cl 4	19,779,225
VP Ptnrs Core Bond, Cl 2	4,162,463
VP Ptnrs Core Eq, Cl 2	785,661
VP Ptnrs Core Eq, Cl 3	931,670
VP Ptnrs Intl Core Eq, Cl 2	6,631,969
VP Ptnrs Intl Gro, Cl 2	9,201,361

Division	Purchases
VP Ptnrs Intl Val, Cl 2	$5,794,905
VP Ptnrs Sm Cap Gro, Cl 2	5,458,306
VP Ptnrs Sm Cap Val, Cl 2	5,848,346
VP Ptnrs Sm Cap Val, Cl 3	1,467,698
VP US Flex Conserv Gro, Cl 2	33,935,538
VP US Flex Gro, Cl 2	297,955,906
VP US Flex Mod Gro, Cl 2	130,242,466
Wanger Intl	5,337,300
Wanger USA	12,170,019
WA Var Global Hi Yd Bond, Cl II	3,841,173

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2021	8,157	$1.52	to	$1.35	$11,850	1.61%	0.55%	to	1.90%	8.68%	to	7.22%
2020	7,782	$1.40	to	$1.26	$10,461	1.52%	0.55%	to	1.90%	4.29%	to	2.89%
2019	9,012	$1.34	to	$1.23	$11,673	1.80%	0.55%	to	1.90%	14.61%	to	13.07%
2018	7,870	$1.17	to	$1.08	$8,930	1.54%	0.55%	to	1.90%	(7.86%)	to	(9.10%)
2017	7,130	$1.27	to	$1.19	$8,841	1.80%	0.55%	to	1.90%	13.70%	to	12.17%
AB VPS Global Thematic Gro, Cl B
2021	3,296	$3.71	to	$3.27	$11,645	—	0.55%	to	1.45%	21.90%	to	20.81%
2020	3,590	$3.05	to	$2.71	$10,374	0.42%	0.55%	to	1.45%	38.32%	to	37.08%
2019	3,339	$2.20	to	$1.97	$7,016	0.17%	0.55%	to	1.45%	29.07%	to	27.91%
2018	3,433	$1.71	to	$1.54	$5,616	—	0.55%	to	1.45%	(10.48%)	to	(11.29%)
2017	4,683	$1.91	to	$1.74	$8,645	0.28%	0.55%	to	1.45%	35.55%	to	34.34%
AB VPS Gro & Inc, Cl B
2021	23,359	$3.80	to	$2.96	$82,840	0.63%	0.55%	to	1.45%	27.14%	to	26.00%
2020	26,311	$2.99	to	$2.35	$73,638	1.34%	0.55%	to	1.45%	1.91%	to	1.00%
2019	29,990	$2.94	to	$2.33	$82,516	1.02%	0.55%	to	1.45%	22.93%	to	21.83%
2018	33,116	$2.39	to	$1.91	$74,356	0.73%	0.55%	to	1.45%	(6.36%)	to	(7.21%)
2017	36,558	$2.55	to	$2.06	$87,981	1.25%	0.55%	to	1.45%	17.95%	to	16.89%
AB VPS Intl Val, Cl B
2021	46,915	$2.22	to	$0.94	$81,262	1.65%	0.55%	to	1.45%	10.25%	to	9.26%
2020	52,865	$2.01	to	$0.86	$83,459	1.53%	0.55%	to	1.45%	1.65%	to	0.74%
2019	60,148	$1.98	to	$0.86	$93,276	0.77%	0.55%	to	1.45%	16.15%	to	15.11%
2018	69,012	$1.70	to	$0.74	$92,028	1.06%	0.55%	to	1.45%	(23.40%)	to	(24.09%)
2017	78,291	$2.23	to	$0.98	$136,442	1.91%	0.55%	to	1.45%	24.41%	to	23.30%
AB VPS Lg Cap Gro, Cl B
2021	24,175	$5.22	to	$4.62	$152,637	—	0.60%	to	1.90%	27.88%	to	26.23%
2020	24,181	$4.08	to	$3.66	$119,644	—	0.60%	to	1.90%	34.34%	to	32.60%
2019	23,413	$3.04	to	$2.76	$86,613	—	0.60%	to	1.90%	33.56%	to	31.84%
2018	21,357	$2.28	to	$2.09	$59,299	—	0.60%	to	1.90%	1.71%	to	0.39%
2017	18,162	$2.24	to	$2.08	$49,952	—	0.60%	to	1.90%	30.89%	to	29.21%
Allspg VT Index Asset Alloc, Cl 2
2021	6,570	$3.90	to	$3.61	$24,848	0.59%	0.55%	to	1.20%	15.36%	to	14.61%
2020	7,351	$3.38	to	$3.15	$24,171	0.82%	0.55%	to	1.20%	15.94%	to	15.20%
2019	8,230	$2.92	to	$2.74	$23,399	1.09%	0.55%	to	1.20%	19.50%	to	18.72%
2018	9,481	$2.44	to	$2.30	$22,593	0.97%	0.55%	to	1.20%	(3.44%)	to	(4.07%)
2017	11,067	$2.53	to	$2.40	$27,343	0.74%	0.55%	to	1.20%	11.64%	to	10.91%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	111

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Allspg VT Intl Eq, Cl 2
2021	14,752	$2.10	to	$1.33	$26,283	1.08%	0.55%	to	1.45%	6.28%	to	5.33%
2020	16,331	$1.98	to	$1.26	$27,472	2.58%	0.55%	to	1.45%	4.35%	to	3.42%
2019	18,783	$1.89	to	$1.22	$30,400	3.69%	0.55%	to	1.45%	14.85%	to	13.82%
2018	20,982	$1.65	to	$1.07	$29,640	11.24%	0.55%	to	1.45%	(17.73%)	to	(18.48%)
2017	23,601	$2.00	to	$1.31	$40,675	2.82%	0.55%	to	1.45%	23.66%	to	22.55%
Allspg VT Opp, Cl 2
2021	11,269	$5.63	to	$2.96	$55,858	0.04%	0.55%	to	1.90%	24.09%	to	22.43%
2020	12,694	$4.54	to	$2.42	$50,846	0.44%	0.55%	to	1.90%	20.34%	to	18.73%
2019	14,921	$3.77	to	$2.04	$49,566	0.28%	0.55%	to	1.90%	30.74%	to	28.99%
2018	17,378	$2.88	to	$1.58	$44,290	0.18%	0.55%	to	1.90%	(7.66%)	to	(8.90%)
2017	20,487	$3.12	to	$1.73	$56,740	0.68%	0.55%	to	1.90%	19.78%	to	18.18%
Allspg VT Sm Cap Gro, Cl 2
2021	21,888	$6.09	to	$3.27	$122,035	—	0.55%	to	1.90%	7.05%	to	5.61%
2020	23,583	$5.69	to	$3.10	$123,475	—	0.55%	to	1.90%	56.92%	to	54.82%
2019	24,616	$3.63	to	$2.00	$82,575	—	0.55%	to	1.90%	24.14%	to	22.48%
2018	26,761	$2.92	to	$1.63	$72,561	—	0.55%	to	1.90%	0.75%	to	(0.61%)
2017	25,824	$2.90	to	$1.64	$69,947	—	0.55%	to	1.90%	25.17%	to	23.50%
ALPS Alerian Engy Infr, Class III
2021	31,011	$1.00	to	$0.89	$29,707	2.06%	0.55%	to	1.90%	37.02%	to	35.18%
2020	31,725	$0.73	to	$0.66	$22,314	2.78%	0.55%	to	1.90%	(25.54%)	to	(26.54%)
2019	35,763	$0.98	to	$0.89	$33,932	1.50%	0.55%	to	1.90%	19.75%	to	18.15%
2018	40,353	$0.82	to	$0.76	$32,131	1.69%	0.55%	to	1.90%	(19.40%)	to	(20.49%)
2017	46,826	$1.01	to	$0.95	$46,485	1.84%	0.55%	to	1.90%	(1.38%)	to	(2.70%)
AC VP Intl, Cl I
2021	3,597	$2.75	to	$2.51	$9,341	0.16%	0.55%	to	0.95%	8.15%	to	7.72%
2020	3,871	$2.54	to	$2.33	$9,327	0.49%	0.55%	to	0.95%	25.19%	to	24.69%
2019	4,271	$2.03	to	$1.87	$8,221	0.88%	0.55%	to	0.95%	27.72%	to	27.21%
2018	4,951	$1.59	to	$1.47	$7,484	1.29%	0.55%	to	0.95%	(15.69%)	to	(16.03%)
2017	5,612	$1.88	to	$1.75	$10,081	0.88%	0.55%	to	0.95%	30.49%	to	29.97%
AC VP Intl, Cl II
2021	8,507	$2.96	to	$3.01	$24,400	0.02%	0.55%	to	1.20%	8.01%	to	7.31%
2020	9,218	$2.74	to	$2.81	$24,485	0.38%	0.55%	to	1.20%	24.97%	to	24.15%
2019	9,677	$2.19	to	$2.26	$20,637	0.75%	0.55%	to	1.20%	27.44%	to	26.61%
2018	11,651	$1.72	to	$1.79	$19,548	1.13%	0.55%	to	1.20%	(15.76%)	to	(16.31%)
2017	12,767	$2.04	to	$2.13	$25,480	0.76%	0.55%	to	1.20%	30.22%	to	29.38%
AC VP Mid Cap Val, Cl II
2021	12,841	$3.19	to	$3.46	$42,771	1.00%	0.55%	to	1.45%	22.34%	to	21.25%
2020	14,793	$2.61	to	$2.85	$40,391	1.63%	0.55%	to	1.45%	0.56%	to	(0.35%)
2019	19,355	$2.59	to	$2.86	$52,756	1.91%	0.55%	to	1.45%	28.29%	to	27.14%
2018	23,734	$2.02	to	$2.25	$50,642	1.25%	0.55%	to	1.45%	(13.44%)	to	(14.22%)
2017	29,035	$2.34	to	$2.62	$71,937	1.40%	0.55%	to	1.45%	10.86%	to	9.87%
AC VP Ultra, Cl II
2021	9,890	$6.32	to	$5.75	$60,002	—	0.55%	to	1.45%	22.32%	to	21.23%
2020	11,057	$5.16	to	$4.74	$54,981	—	0.55%	to	1.45%	48.73%	to	47.40%
2019	11,208	$3.47	to	$3.22	$37,737	—	0.55%	to	1.45%	33.72%	to	32.53%
2018	12,466	$2.60	to	$2.43	$31,543	0.11%	0.55%	to	1.45%	0.04%	to	(0.86%)
2017	11,436	$2.60	to	$2.45	$29,024	0.24%	0.55%	to	1.45%	31.28%	to	30.11%
AC VP Val, Cl I
2021	6,246	$5.19	to	$4.75	$30,851	1.73%	0.55%	to	0.95%	23.83%	to	23.33%
2020	6,916	$4.19	to	$3.85	$27,765	2.28%	0.55%	to	0.95%	0.42%	to	0.02%
2019	8,222	$4.17	to	$3.85	$32,899	2.11%	0.55%	to	0.95%	26.34%	to	25.83%
2018	9,425	$3.30	to	$3.06	$29,909	1.63%	0.55%	to	0.95%	(9.65%)	to	(10.01%)
2017	11,135	$3.66	to	$3.40	$39,156	1.64%	0.55%	to	0.95%	8.15%	to	7.72%

112	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Val, Cl II
2021	49,692	$4.30	to	$2.35	$178,573	1.59%	0.55%	to	1.90%	23.60%		to	21.95%
2020	53,117	$3.48	to	$1.92	$155,093	2.14%	0.55%	to	1.90%	0.28%		to	(1.06%)
2019	63,453	$3.47	to	$1.94	$184,130	1.96%	0.55%	to	1.90%	26.23%		to	24.53%
2018	71,718	$2.75	to	$1.56	$165,850	1.49%	0.55%	to	1.90%	(9.78%)		to	(10.99%)
2017	81,490	$3.05	to	$1.75	$210,213	1.50%	0.55%	to	1.90%	7.98%		to	6.54%
BlackRock Global Alloc, Cl III
2021	51,484	$1.87	to	$1.64	$92,142	0.83%	0.55%	to	1.90%	5.83%		to	4.41%
2020	49,337	$1.77	to	$1.57	$83,868	1.34%	0.55%	to	1.90%	20.05%		to	18.43%
2019	51,774	$1.47	to	$1.33	$73,748	1.25%	0.55%	to	1.90%	17.11%		to	15.55%
2018	58,332	$1.26	to	$1.15	$71,337	0.83%	0.55%	to	1.90%	(8.09%)		to	(9.32%)
2017	62,869	$1.37	to	$1.27	$84,099	1.30%	0.55%	to	1.90%	13.09%		to	11.58%
Calvert VP SRI Bal, Cl I
2021	9,172	$2.93	to	$2.92	$25,775	1.16%	0.55%	to	1.20%	14.49%		to	13.74%
2020	9,850	$2.56	to	$2.57	$24,246	1.51%	0.55%	to	1.20%	14.63%		to	13.88%
2019	10,384	$2.24	to	$2.26	$22,358	1.56%	0.55%	to	1.20%	23.72%		to	22.92%
2018	10,525	$1.81	to	$1.83	$18,359	1.74%	0.55%	to	1.20%	(3.20%)		to	(3.84%)
2017	11,496	$1.87	to	$1.91	$20,774	1.99%	0.55%	to	1.20%	11.38%		to	10.66%
CB Var Sm Cap Gro, Cl I
2021	4,824	$4.94	to	$4.33	$22,500	—	0.55%	to	1.45%	11.99%		to	10.99%
2020	5,487	$4.41	to	$3.90	$22,942	—	0.55%	to	1.45%	42.48%		to	41.20%
2019	6,213	$3.09	to	$2.76	$18,309	—	0.55%	to	1.45%	26.18%		to	25.05%
2018	6,985	$2.45	to	$2.21	$16,344	—	0.55%	to	1.45%	2.87%		to	1.94%
2017	6,510	$2.38	to	$2.17	$14,873	—	0.55%	to	1.45%	23.59%		to	22.48%
Col VP Bal, Cl 2
2021	23,656	$1.06	to	$1.06	$25,051	—	0.60%	to	1.55%	6.03	%(9)	to	5.37	%(9)
Col VP Bal, Cl 3
2021	198,849	$3.46	to	$2.25	$643,716	—	0.55%	to	1.90%	14.11%		to	12.58%
2020	202,406	$3.03	to	$2.00	$577,612	—	0.55%	to	1.90%	16.94%		to	15.37%
2019	200,210	$2.59	to	$1.73	$493,462	—	0.55%	to	1.90%	22.11%		to	20.47%
2018	209,029	$2.13	to	$1.44	$424,747	—	0.55%	to	1.90%	(6.41%)		to	(7.67%)
2017	221,556	$2.27	to	$1.56	$485,154	—	0.55%	to	1.90%	13.89%		to	12.37%
Col VP Commodity Strategy, Cl 2
2021	15,752	$0.73	to	$0.65	$11,016	—	0.55%	to	1.90%	31.29%		to	29.53%
2020	8,170	$0.56	to	$0.50	$4,373	20.03%	0.55%	to	1.90%	(2.09%)		to	(3.40%)
2019	8,107	$0.57	to	$0.52	$4,460	0.93%	0.55%	to	1.90%	7.19%		to	5.75%
2018	8,710	$0.53	to	$0.49	$4,491	—	0.55%	to	1.90%	(14.64%)		to	(15.79%)
2017	7,268	$0.62	to	$0.58	$4,412	5.58%	0.55%	to	1.90%	1.15%		to	(0.20%)
Col VP Contrarian Core, Cl 2
2021	46,001	$3.24	to	$2.88	$143,414	—	0.55%	to	1.90%	23.28%		to	21.63%
2020	46,707	$2.63	to	$2.37	$118,781	—	0.55%	to	1.90%	21.33%		to	19.71%
2019	48,211	$2.17	to	$1.98	$101,337	—	0.55%	to	1.90%	32.08%		to	30.31%
2018	52,094	$1.64	to	$1.52	$83,307	—	0.55%	to	1.90%	(9.64%)		to	(10.86%)
2017	57,727	$1.82	to	$1.70	$102,614	—	0.55%	to	1.90%	20.82%		to	19.21%
Col VP Disciplined Core, Cl 2
2021	10,168	$3.50	to	$3.10	$48,058	—	0.60%	to	1.90%	31.64%		to	29.94%
2020	10,030	$2.66	to	$2.39	$36,162	—	0.60%	to	1.90%	13.15%		to	11.69%
2019	10,947	$2.35	to	$2.14	$35,044	—	0.60%	to	1.90%	23.72%		to	22.12%
2018	9,735	$1.90	to	$1.75	$25,363	—	0.60%	to	1.90%	(4.43%)		to	(5.67%)
2017	7,745	$1.99	to	$1.85	$21,197	—	0.60%	to	1.90%	23.32%		to	21.74%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	113

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Disciplined Core, Cl 3
2021	105,498	$3.50	to	$3.63	$411,739	—	0.55%	to	1.45%	31.84%	to	30.66%
2020	116,774	$2.65	to	$2.77	$347,019	—	0.55%	to	1.45%	13.36%	to	12.34%
2019	131,960	$2.34	to	$2.47	$346,230	—	0.55%	to	1.45%	23.95%	to	22.84%
2018	147,359	$1.89	to	$2.01	$312,920	—	0.55%	to	1.45%	(4.27%)	to	(5.13%)
2017	166,607	$1.97	to	$2.12	$369,908	—	0.55%	to	1.45%	23.54%	to	22.44%
Col VP Divd Opp, Cl 2
2021	27,966	$2.48	to	$2.20	$82,699	—	0.60%	to	1.90%	25.14%	to	23.53%
2020	26,193	$1.98	to	$1.78	$62,077	—	0.60%	to	1.90%	0.30%	to	(1.00%)
2019	27,679	$1.98	to	$1.80	$65,706	—	0.60%	to	1.90%	23.02%	to	21.43%
2018	25,322	$1.61	to	$1.48	$49,034	—	0.60%	to	1.90%	(6.57%)	to	(7.79%)
2017	26,306	$1.72	to	$1.61	$54,634	—	0.60%	to	1.90%	13.44%	to	11.98%
Col VP Divd Opp, Cl 3
2021	112,748	$4.55	to	$2.45	$432,848	—	0.55%	to	1.45%	25.33%	to	24.20%
2020	128,498	$3.63	to	$1.97	$395,051	—	0.55%	to	1.45%	0.47%	to	(0.43%)
2019	148,528	$3.62	to	$1.98	$456,364	—	0.55%	to	1.45%	23.24%	to	22.14%
2018	172,206	$2.93	to	$1.62	$430,290	—	0.55%	to	1.45%	(6.39%)	to	(7.23%)
2017	206,320	$3.13	to	$1.75	$552,055	—	0.55%	to	1.45%	13.65%	to	12.64%
Col VP Emerg Mkts Bond, Cl 2
2021	11,854	$1.17	to	$1.04	$13,330	3.68%	0.55%	to	1.90%	(2.99%)	to	(4.29%)
2020	12,122	$1.21	to	$1.09	$14,140	3.23%	0.55%	to	1.90%	6.58%	to	5.14%
2019	13,256	$1.13	to	$1.03	$14,563	4.87%	0.55%	to	1.90%	11.47%	to	9.98%
2018	13,128	$1.01	to	$0.94	$12,998	4.32%	0.55%	to	1.90%	(7.89%)	to	(9.13%)
2017	13,655	$1.10	to	$1.03	$14,750	4.45%	0.55%	to	1.90%	11.08%	to	9.59%
Col VP Emer Mkts, Cl 2
2021	37,968	$1.71	to	$1.51	$66,169	0.84%	0.60%	to	1.90%	(8.03%)	to	(9.22%)
2020	32,764	$1.86	to	$1.66	$62,343	0.43%	0.60%	to	1.90%	32.37%	to	30.66%
2019	32,611	$1.40	to	$1.27	$47,056	0.14%	0.60%	to	1.90%	30.49%	to	28.80%
2018	32,458	$1.07	to	$0.99	$36,052	0.25%	0.60%	to	1.90%	(22.14%)	to	(23.15%)
2017	27,657	$1.38	to	$1.28	$39,615	0.02%	0.60%	to	1.90%	46.00%	to	44.13%
Col VP Emer Mkts, Cl 3
2021	35,031	$4.23	to	$2.35	$117,350	0.99%	0.55%	to	1.45%	(7.84%)	to	(8.67%)
2020	38,326	$4.59	to	$2.57	$139,658	0.56%	0.55%	to	1.45%	32.63%	to	31.44%
2019	45,589	$3.46	to	$1.96	$125,995	0.18%	0.55%	to	1.45%	30.71%	to	29.54%
2018	53,483	$2.65	to	$1.51	$113,557	0.45%	0.55%	to	1.45%	(22.01%)	to	(22.71%)
2017	60,139	$3.40	to	$1.95	$164,139	0.09%	0.55%	to	1.45%	46.25%	to	44.95%
Col VP Global Strategic Inc, Cl 2
2021	9,729	$0.99	to	$0.88	$9,991	3.67%	0.60%	to	1.90%	0.43%	to	(0.87%)
2020	9,357	$0.99	to	$0.88	$9,602	5.12%	0.60%	to	1.90%	3.96%	to	2.62%
2019	9,897	$0.95	to	$0.86	$9,811	—	0.60%	to	1.90%	10.10%	to	8.67%
2018	9,765	$0.86	to	$0.79	$8,829	3.97%	0.60%	to	1.90%	(6.08%)	to	(7.29%)
2017	9,388	$0.92	to	$0.86	$9,083	—	0.60%	to	1.90%	5.07%	to	3.71%
Col VP Global Strategic Inc, Cl 3
2021	35,882	$1.93	to	$1.21	$59,979	3.92%	0.55%	to	1.45%	0.59%	to	(0.32%)
2020	38,477	$1.92	to	$1.22	$64,308	5.22%	0.55%	to	1.45%	4.11%	to	3.17%
2019	43,214	$1.85	to	$1.18	$69,749	—	0.55%	to	1.45%	10.30%	to	9.31%
2018	49,751	$1.67	to	$1.08	$73,103	4.33%	0.55%	to	1.45%	(5.86%)	to	(6.71%)
2017	59,884	$1.78	to	$1.16	$93,743	—	0.55%	to	1.45%	5.19%	to	4.25%
Col VP Govt Money Mkt, Cl 2
2021	102,600	$0.98	to	$0.86	$93,666	0.01%	0.60%	to	1.90%	(0.59%)	to	(1.87%)
2020	100,549	$0.98	to	$0.88	$92,735	0.13%	0.60%	to	1.90%	(0.36%)	to	(1.66%)
2019	54,408	$0.98	to	$0.89	$50,523	1.60%	0.60%	to	1.90%	1.03%	to	(0.30%)
2018	61,162	$0.97	to	$0.89	$56,526	1.35%	0.60%	to	1.90%	0.65%	to	(0.66%)
2017	28,544	$0.97	to	$0.90	$26,295	0.18%	0.60%	to	1.90%	(0.42%)	to	(1.70%)

114	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Govt Money Mkt, Cl 3
2021	101,435	$1.21	to	$0.91	$110,390	0.01%	0.55%	to	1.45%	(0.53%)	to	(1.41%)
2020	123,715	$1.21	to	$0.93	$135,583	0.18%	0.55%	to	1.45%	(0.27%)	to	(1.16%)
2019	86,619	$1.22	to	$0.94	$96,069	1.73%	0.55%	to	1.45%	1.21%	to	0.30%
2018	105,979	$1.20	to	$0.93	$116,885	1.36%	0.55%	to	1.45%	0.83%	to	(0.08%)
2017	109,560	$1.19	to	$0.93	$120,109	0.29%	0.55%	to	1.45%	(0.25%)	to	(1.14%)
Col VP Hi Yield Bond, Cl 2
2021	28,938	$1.66	to	$1.46	$54,019	4.95%	0.60%	to	1.90%	4.17%	to	2.82%
2020	27,679	$1.59	to	$1.42	$49,734	5.59%	0.60%	to	1.90%	5.67%	to	4.31%
2019	28,414	$1.51	to	$1.36	$48,520	5.77%	0.60%	to	1.90%	15.83%	to	14.33%
2018	28,916	$1.30	to	$1.19	$42,838	5.53%	0.60%	to	1.90%	(4.57%)	to	(5.82%)
2017	30,941	$1.37	to	$1.27	$48,166	5.41%	0.60%	to	1.90%	5.54%	to	4.18%
Col VP Hi Yield Bond, Cl 3
2021	50,238	$3.39	to	$2.28	$153,394	4.93%	0.55%	to	1.45%	4.29%	to	3.35%
2020	55,713	$3.25	to	$2.21	$163,849	5.64%	0.55%	to	1.45%	5.96%	to	5.01%
2019	66,858	$3.07	to	$2.10	$185,992	5.75%	0.55%	to	1.45%	16.08%	to	15.04%
2018	78,729	$2.64	to	$1.83	$189,434	5.46%	0.55%	to	1.45%	(4.53%)	to	(5.39%)
2017	100,651	$2.77	to	$1.93	$253,612	5.36%	0.55%	to	1.45%	5.83%	to	4.88%
Col VP Inc Opp, Cl 2
2021	15,562	$1.61	to	$1.42	$27,881	8.91%	0.60%	to	1.90%	3.52%	to	2.18%
2020	15,674	$1.56	to	$1.39	$27,225	4.58%	0.60%	to	1.90%	5.04%	to	3.68%
2019	17,985	$1.48	to	$1.34	$29,843	4.81%	0.60%	to	1.90%	15.44%	to	13.94%
2018	18,059	$1.29	to	$1.18	$26,096	4.76%	0.60%	to	1.90%	(4.48%)	to	(5.72%)
2017	19,145	$1.35	to	$1.25	$29,072	6.06%	0.60%	to	1.90%	5.56%	to	4.20%
Col VP Inc Opp, Cl 3
2021	37,714	$2.72	to	$2.20	$94,708	8.85%	0.55%	to	1.45%	3.90%	to	2.97%
2020	42,052	$2.61	to	$2.14	$101,999	4.60%	0.55%	to	1.45%	5.16%	to	4.21%
2019	49,492	$2.49	to	$2.05	$114,398	4.99%	0.55%	to	1.45%	15.59%	to	14.56%
2018	57,728	$2.15	to	$1.79	$115,887	4.80%	0.55%	to	1.45%	(4.39%)	to	(5.25%)
2017	76,235	$2.25	to	$1.89	$160,428	6.04%	0.55%	to	1.45%	5.80%	to	4.86%
Col VP Inter Bond, Cl 2
2021	50,375	$1.35	to	$1.19	$70,444	3.08%	0.60%	to	1.90%	(1.18%)	to	(2.45%)
2020	47,138	$1.36	to	$1.22	$66,938	2.67%	0.60%	to	1.90%	11.60%	to	10.16%
2019	38,012	$1.22	to	$1.11	$48,594	2.96%	0.60%	to	1.90%	8.38%	to	6.98%
2018	29,161	$1.13	to	$1.03	$34,487	2.14%	0.60%	to	1.90%	(0.45%)	to	(1.75%)
2017	29,299	$1.13	to	$1.05	$34,971	2.54%	0.60%	to	1.90%	2.99%	to	1.67%
Col VP Inter Bond, Cl 3
2021	145,682	$2.41	to	$1.62	$306,148	3.17%	0.55%	to	1.45%	(0.90%)	to	(1.79%)
2020	160,950	$2.43	to	$1.65	$342,523	2.75%	0.55%	to	1.45%	11.83%	to	10.83%
2019	159,192	$2.17	to	$1.49	$305,425	3.11%	0.55%	to	1.45%	8.52%	to	7.55%
2018	167,470	$2.00	to	$1.38	$298,059	2.22%	0.55%	to	1.45%	(0.29%)	to	(1.19%)
2017	203,734	$2.01	to	$1.40	$364,529	2.67%	0.55%	to	1.45%	3.17%	to	2.24%
Col VP Lg Cap Gro, Cl 2
2021	19,443	$4.51	to	$3.97	$111,805	—	0.60%	to	1.90%	27.58%	to	25.94%
2020	17,772	$3.53	to	$3.15	$80,335	—	0.60%	to	1.90%	33.61%	to	31.88%
2019	16,736	$2.65	to	$2.39	$56,838	—	0.60%	to	1.90%	34.72%	to	32.98%
2018	16,548	$1.96	to	$1.80	$41,906	—	0.60%	to	1.90%	(4.71%)	to	(5.95%)
2017	14,415	$2.06	to	$1.91	$38,582	—	0.60%	to	1.90%	27.08%	to	25.44%
Col VP Lg Cap Gro, Cl 3
2021	47,378	$3.42	to	$4.60	$168,058	—	0.55%	to	1.45%	27.83%	to	26.69%
2020	55,016	$2.67	to	$3.63	$152,397	—	0.55%	to	1.45%	33.83%	to	32.63%
2019	62,416	$2.00	to	$2.74	$128,985	—	0.55%	to	1.45%	35.02%	to	33.80%
2018	73,335	$1.48	to	$2.05	$112,703	—	0.55%	to	1.45%	(4.62%)	to	(5.48%)
2017	84,182	$1.55	to	$2.17	$135,480	—	0.55%	to	1.45%	27.25%	to	26.11%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	115

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Lg Cap Index, Cl 2
2021	23,421	$1.14	to	$1.14	$26,667	—	0.60%	to	1.55%	13.93	%(9)	to	13.22	%(9)
Col VP Lg Cap Index, Cl 3
2021	149,903	$3.99	to	$3.30	$595,823	—	0.55%	to	1.90%	27.52%		to	25.81%
2020	152,958	$3.13	to	$2.62	$479,900	—	0.55%	to	1.90%	17.25%		to	15.68%
2019	156,149	$2.67	to	$2.27	$420,166	—	0.55%	to	1.90%	30.23%		to	28.49%
2018	149,134	$2.05	to	$1.76	$309,702	—	0.55%	to	1.90%	(5.34%)		to	(6.62%)
2017	142,086	$2.16	to	$1.89	$313,622	—	0.55%	to	1.90%	20.62%		to	19.01%
Col VP Limited Duration Cr, Cl 2
2021	59,735	$1.07	to	$1.03	$68,215	1.39%	0.55%	to	1.90%	(1.38%)		to	(2.71%)
2020	54,109	$1.09	to	$1.06	$62,924	2.54%	0.55%	to	1.90%	4.99%		to	3.58%
2019	39,044	$1.04	to	$1.02	$43,437	2.09%	0.55%	to	1.90%	6.88%		to	5.44%
2018	36,076	$0.97	to	$0.97	$37,787	1.64%	0.55%	to	1.90%	(0.57%)		to	(1.90%)
2017	30,588	$0.98	to	$0.99	$32,256	2.06%	0.55%	to	1.90%	1.25%		to	(0.10%)
Col VP Long Govt/Cr Bond, Cl 2
2021	12,912	$1.40	to	$1.24	$17,456	1.65%	0.55%	to	1.90%	(4.00%)		to	(5.28%)
2020	19,114	$1.46	to	$1.31	$27,008	2.51%	0.55%	to	1.90%	16.43%		to	14.87%
2019	12,488	$1.25	to	$1.14	$15,275	2.52%	0.55%	to	1.90%	18.77%		to	17.17%
2018	11,169	$1.05	to	$0.98	$11,586	3.20%	0.55%	to	1.90%	(5.90%)		to	(7.17%)
2017	13,756	$1.12	to	$1.05	$15,180	3.16%	0.55%	to	1.90%	10.39%		to	8.91%
Col VP Mid Cap Gro, Cl 2
2021	9,970	$3.38	to	$2.99	$39,277	—	0.60%	to	1.90%	15.57%		to	14.08%
2020	9,288	$2.92	to	$2.62	$31,803	—	0.60%	to	1.90%	34.27%		to	32.54%
2019	8,303	$2.18	to	$1.98	$21,266	—	0.60%	to	1.90%	34.02%		to	32.29%
2018	7,688	$1.62	to	$1.49	$14,753	—	0.60%	to	1.90%	(5.55%)		to	(6.78%)
2017	6,345	$1.72	to	$1.60	$12,937	—	0.60%	to	1.90%	21.94%		to	20.37%
Col VP Mid Cap Gro, Cl 3
2021	22,032	$5.30	to	$3.88	$95,791	—	0.55%	to	1.45%	15.77%		to	14.73%
2020	24,410	$4.57	to	$3.38	$92,335	—	0.55%	to	1.45%	34.49%		to	33.29%
2019	27,275	$3.40	to	$2.54	$77,186	—	0.55%	to	1.45%	34.28%		to	33.08%
2018	31,843	$2.53	to	$1.91	$67,559	—	0.55%	to	1.45%	(5.38%)		to	(6.23%)
2017	35,762	$2.68	to	$2.03	$80,801	—	0.55%	to	1.45%	22.12%		to	21.03%
Col VP Overseas Core, Cl 2
2021	19,064	$1.71	to	$1.55	$36,106	1.09%	0.60%	to	1.90%	9.09%		to	7.68%
2020	14,948	$1.57	to	$1.44	$26,029	1.43%	0.60%	to	1.90%	8.19%		to	6.78%
2019	14,848	$1.45	to	$1.35	$23,958	1.82%	0.60%	to	1.90%	24.38%		to	22.80%
2018	14,449	$1.17	to	$1.10	$18,772	2.55%	0.60%	to	1.90%	(17.31%)		to	(18.39%)
2017	14,688	$1.41	to	$1.35	$23,191	1.82%	0.60%	to	1.90%	26.42%		to	24.79%
Col VP Overseas Core, Cl 3
2021	32,569	$1.85	to	$1.66	$63,000	1.18%	0.55%	to	1.45%	9.28%		to	8.30%
2020	36,058	$1.69	to	$1.54	$64,166	1.56%	0.55%	to	1.45%	8.33%		to	7.36%
2019	42,438	$1.56	to	$1.43	$69,942	1.96%	0.55%	to	1.45%	24.63%		to	23.52%
2018	50,268	$1.25	to	$1.16	$66,585	2.69%	0.55%	to	1.45%	(17.16%)		to	(17.91%)
2017	59,162	$1.51	to	$1.41	$94,655	1.98%	0.55%	to	1.45%	26.67%		to	25.54%
Col VP Select Lg Cap Val, Cl 2
2021	13,936	$3.00	to	$2.69	$53,745	—	0.60%	to	1.90%	25.23%		to	23.61%
2020	9,450	$2.40	to	$2.18	$29,243	—	0.60%	to	1.90%	6.17%		to	4.80%
2019	9,809	$2.26	to	$2.08	$28,733	—	0.60%	to	1.90%	25.67%		to	24.05%
2018	9,372	$1.80	to	$1.67	$21,959	—	0.60%	to	1.90%	(12.98%)		to	(14.11%)
2017	7,586	$2.06	to	$1.95	$20,506	—	0.60%	to	1.90%	19.99%		to	18.45%

116	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Lg Cap Val, Cl 3
2021	12,549	$4.20	to	$3.15	$47,197	—	0.55%	to	1.45%	25.46%	to	24.33%
2020	10,598	$3.34	to	$2.53	$31,993	—	0.55%	to	1.45%	6.37%	to	5.41%
2019	13,028	$3.14	to	$2.40	$36,838	—	0.55%	to	1.45%	25.85%	to	24.72%
2018	14,388	$2.50	to	$1.92	$32,487	—	0.55%	to	1.45%	(12.79%)	to	(13.58%)
2017	15,242	$2.87	to	$2.23	$39,807	—	0.55%	to	1.45%	20.14%	to	19.07%
Col VP Select Mid Cap Val, Cl 2
2021	11,773	$2.99	to	$2.65	$42,971	—	0.60%	to	1.90%	31.18%	to	29.49%
2020	10,747	$2.28	to	$2.05	$29,999	—	0.60%	to	1.90%	6.61%	to	5.23%
2019	11,553	$2.14	to	$1.95	$30,378	—	0.60%	to	1.90%	30.46%	to	28.78%
2018	11,225	$1.64	to	$1.51	$22,699	—	0.60%	to	1.90%	(14.03%)	to	(15.15%)
2017	11,002	$1.90	to	$1.78	$25,938	—	0.60%	to	1.90%	12.60%	to	11.16%
Col VP Select Mid Cap Val, Cl 3
2021	13,270	$4.39	to	$3.05	$49,753	—	0.55%	to	1.45%	31.41%	to	30.23%
2020	15,060	$3.34	to	$2.34	$43,098	—	0.55%	to	1.45%	6.82%	to	5.86%
2019	18,698	$3.13	to	$2.21	$50,177	—	0.55%	to	1.45%	30.70%	to	29.53%
2018	22,628	$2.39	to	$1.71	$46,653	—	0.55%	to	1.45%	(13.88%)	to	(14.66%)
2017	27,611	$2.78	to	$2.00	$66,373	—	0.55%	to	1.45%	12.77%	to	11.76%
Col VP Select Sm Cap Val, Cl 2
2021	6,959	$2.68	to	$2.40	$23,615	—	0.60%	to	1.90%	29.84%	to	28.16%
2020	5,865	$2.07	to	$1.88	$15,402	—	0.60%	to	1.90%	8.27%	to	6.87%
2019	5,336	$1.91	to	$1.76	$12,996	—	0.60%	to	1.90%	16.74%	to	15.23%
2018	5,436	$1.64	to	$1.52	$11,408	—	0.60%	to	1.90%	(13.34%)	to	(14.47%)
2017	5,245	$1.89	to	$1.78	$12,744	—	0.60%	to	1.90%	11.40%	to	9.96%
Col VP Select Sm Cap Val, Cl 3
2021	8,094	$5.26	to	$2.82	$36,039	—	0.55%	to	1.45%	30.08%	to	28.92%
2020	8,684	$4.04	to	$2.18	$30,099	—	0.55%	to	1.45%	8.46%	to	7.48%
2019	10,587	$3.73	to	$2.03	$33,704	—	0.55%	to	1.45%	16.94%	to	15.89%
2018	12,563	$3.19	to	$1.75	$34,140	—	0.55%	to	1.45%	(13.18%)	to	(13.96%)
2017	14,554	$3.67	to	$2.04	$45,595	—	0.55%	to	1.45%	11.58%	to	10.59%
Col VP Strategic Inc, Cl 2
2021	60,277	$1.42	to	$1.25	$79,642	5.31%	0.60%	to	1.90%	1.03%	to	(0.28%)
2020	54,322	$1.40	to	$1.25	$71,367	3.34%	0.60%	to	1.90%	5.99%	to	4.62%
2019	53,222	$1.32	to	$1.20	$66,277	3.69%	0.60%	to	1.90%	9.57%	to	8.15%
2018	43,001	$1.21	to	$1.11	$49,122	3.27%	0.60%	to	1.90%	(1.24%)	to	(2.52%)
2017	39,453	$1.22	to	$1.14	$45,856	2.82%	0.60%	to	1.90%	5.28%	to	3.91%
Col VP US Govt Mtge, Cl 2
2021	15,497	$1.18	to	$1.04	$17,497	1.80%	0.60%	to	1.90%	(1.78%)	to	(3.05%)
2020	14,174	$1.20	to	$1.07	$16,346	2.42%	0.60%	to	1.90%	4.23%	to	2.87%
2019	12,058	$1.15	to	$1.04	$13,377	2.51%	0.60%	to	1.90%	5.87%	to	4.49%
2018	10,943	$1.09	to	$1.00	$11,532	2.61%	0.60%	to	1.90%	0.99%	to	(0.32%)
2017	10,606	$1.08	to	$1.00	$11,122	2.73%	0.60%	to	1.90%	2.39%	to	1.06%
Col VP US Govt Mtge, Cl 3
2021	37,439	$1.69	to	$1.19	$55,348	1.89%	0.55%	to	1.45%	(1.61%)	to	(2.49%)
2020	41,015	$1.72	to	$1.22	$61,786	2.50%	0.55%	to	1.45%	4.38%	to	3.44%
2019	42,323	$1.65	to	$1.18	$61,670	2.69%	0.55%	to	1.45%	6.03%	to	5.08%
2018	47,865	$1.55	to	$1.12	$66,263	2.72%	0.55%	to	1.45%	1.16%	to	0.24%
2017	59,588	$1.54	to	$1.12	$81,742	2.77%	0.55%	to	1.45%	2.65%	to	1.73%
CS Commodity Return
2021	21,050	$0.62	to	$0.57	$12,605	4.76%	0.55%	to	1.45%	27.20%	to	26.06%
2020	21,423	$0.49	to	$0.45	$10,128	5.96%	0.55%	to	1.45%	(2.02%)	to	(2.90%)
2019	25,441	$0.50	to	$0.47	$12,321	0.87%	0.55%	to	1.45%	6.11%	to	5.16%
2018	29,778	$0.47	to	$0.44	$13,656	2.60%	0.55%	to	1.45%	(12.14%)	to	(12.94%)
2017	35,795	$0.54	to	$0.51	$18,741	9.03%	0.55%	to	1.45%	0.96%	to	0.06%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	117

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Allspg Short Dur Govt, Cl 2
2021	43,941	$1.03	to	$0.90	$43,951	1.30%	0.55%	to	1.90%	(2.24%)	to	(3.55%)
2020	53,584	$1.06	to	$0.94	$55,043	2.88%	0.55%	to	1.90%	2.82%	to	1.44%
2019	26,142	$1.03	to	$0.92	$26,243	0.80%	0.55%	to	1.90%	2.77%	to	1.39%
2018	23,287	$1.00	to	$0.91	$22,853	0.96%	0.55%	to	1.90%	0.25%	to	(1.10%)
2017	19,668	$1.00	to	$0.92	$19,336	0.71%	0.55%	to	1.90%	(0.10%)	to	(1.44%)
CTIVP AC Div Bond, Cl 2
2021	14,286	$1.28	to	$1.12	$18,609	2.04%	0.60%	to	1.90%	(0.31%)	to	(1.59%)
2020	15,575	$1.28	to	$1.14	$20,436	1.74%	0.60%	to	1.90%	7.60%	to	6.20%
2019	14,158	$1.19	to	$1.08	$17,326	5.54%	0.60%	to	1.90%	8.74%	to	7.34%
2018	10,858	$1.10	to	$1.00	$12,265	2.60%	0.60%	to	1.90%	(1.90%)	to	(3.18%)
2017	9,533	$1.12	to	$1.04	$11,017	2.07%	0.60%	to	1.90%	4.02%	to	2.69%
CTIVP BR Gl Infl Prot Sec, Cl 2
2021	19,577	$1.35	to	$1.19	$27,836	0.57%	0.60%	to	1.90%	3.80%	to	2.46%
2020	13,758	$1.30	to	$1.16	$18,927	0.45%	0.60%	to	1.90%	8.31%	to	6.92%
2019	13,689	$1.20	to	$1.09	$17,491	3.03%	0.60%	to	1.90%	6.98%	to	5.61%
2018	12,669	$1.13	to	$1.03	$15,199	—	0.60%	to	1.90%	(1.30%)	to	(2.59%)
2017	10,253	$1.14	to	$1.06	$12,485	2.30%	0.60%	to	1.90%	1.86%	to	0.54%
CTIVP BR Gl Infl Prot Sec, Cl 3
2021	39,791	$1.87	to	$1.59	$69,964	0.69%	0.55%	to	1.45%	3.91%	to	2.97%
2020	39,638	$1.80	to	$1.55	$67,369	0.56%	0.55%	to	1.45%	8.52%	to	7.54%
2019	45,328	$1.66	to	$1.44	$71,210	3.16%	0.55%	to	1.45%	7.22%	to	6.26%
2018	53,141	$1.55	to	$1.35	$78,153	—	0.55%	to	1.45%	(1.06%)	to	(1.95%)
2017	60,599	$1.56	to	$1.38	$90,400	2.29%	0.55%	to	1.45%	1.98%	to	1.07%
CTIVP CenterSquare Real Est, Cl 2
2021	11,723	$2.19	to	$1.96	$29,846	1.10%	0.60%	to	1.90%	40.36%	to	38.55%
2020	12,537	$1.56	to	$1.41	$22,818	4.18%	0.60%	to	1.90%	(5.75%)	to	(6.97%)
2019	13,727	$1.66	to	$1.52	$26,591	1.61%	0.60%	to	1.90%	25.41%	to	23.78%
2018	13,885	$1.32	to	$1.23	$21,542	1.69%	0.60%	to	1.90%	(6.42%)	to	(7.64%)
2017	14,923	$1.41	to	$1.33	$24,835	1.88%	0.60%	to	1.90%	5.11%	to	3.75%
CTIVP Loomis Sayles Gro, Cl 1
2021	53,190	$2.76	to	$2.62	$144,175	—	0.55%	to	1.45%	17.92%	to	16.87%
2020	62,336	$2.34	to	$2.24	$143,801	—	0.55%	to	1.45%	31.21%	to	30.04%
2019	72,360	$1.78	to	$1.73	$127,746	—	0.55%	to	1.45%	31.03%	to	29.86%
2018	86,651	$1.36	to	$1.33	$117,135	—	0.55%	to	1.45%	(2.93%)	to	(3.81%)
2017	101,978	$1.40	to	$1.38	$142,510	—	0.55%	to	1.45%	32.30%	to	31.12%
CTIVP Loomis Sayles Gro, Cl 2
2021	9,638	$4.15	to	$3.66	$51,911	—	0.60%	to	1.90%	17.57%	to	16.05%
2020	9,749	$3.53	to	$3.15	$44,895	—	0.60%	to	1.90%	30.82%	to	29.13%
2019	9,576	$2.70	to	$2.44	$33,854	—	0.60%	to	1.90%	30.65%	to	28.96%
2018	9,300	$2.06	to	$1.89	$25,301	—	0.60%	to	1.90%	(3.24%)	to	(4.50%)
2017	7,546	$2.13	to	$1.98	$21,353	—	0.60%	to	1.90%	31.90%	to	30.20%
CTIVP MFS Val, Cl 2
2021	21,551	$2.88	to	$2.57	$75,491	—	0.60%	to	1.90%	24.36%	to	22.76%
2020	21,073	$2.32	to	$2.09	$59,610	—	0.60%	to	1.90%	2.72%	to	1.39%
2019	20,500	$2.26	to	$2.06	$56,639	—	0.60%	to	1.90%	28.74%	to	27.08%
2018	18,720	$1.75	to	$1.62	$40,268	—	0.60%	to	1.90%	(10.79%)	to	(11.94%)
2017	18,614	$1.96	to	$1.84	$44,883	—	0.60%	to	1.90%	16.64%	to	15.14%
CTIVP MS Adv, Cl 2
2021	7,330	$4.05	to	$3.55	$38,806	—	0.60%	to	1.90%	(4.92%)	to	(6.15%)
2020	6,352	$4.26	to	$3.78	$35,501	—	0.60%	to	1.90%	74.44%	to	72.19%
2019	5,228	$2.44	to	$2.19	$16,824	—	0.60%	to	1.90%	26.09%	to	24.47%
2018	4,595	$1.94	to	$1.76	$11,789	—	0.60%	to	1.90%	2.01%	to	0.68%
2017	3,393	$1.90	to	$1.75	$8,566	—	0.60%	to	1.90%	31.44%	to	29.75%

118	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP T Rowe Price LgCap Val, Cl 2
2021	12,161	$2.43	to	$2.18	$36,641	—	0.60%	to	1.90%	24.23%	to	22.63%
2020	10,703	$1.96	to	$1.78	$26,085	—	0.60%	to	1.90%	1.81%	to	0.50%
2019	10,056	$1.92	to	$1.77	$24,140	—	0.60%	to	1.90%	25.47%	to	23.85%
2018	9,202	$1.53	to	$1.43	$17,678	—	0.60%	to	1.90%	(10.06%)	to	(11.23%)
2017	7,092	$1.71	to	$1.61	$15,246	—	0.60%	to	1.90%	15.27%	to	13.79%
CTIVP TCW Core Plus Bond, Cl 2
2021	15,052	$1.20	to	$1.05	$17,938	1.13%	0.60%	to	1.90%	(1.99%)	to	(3.26%)
2020	17,213	$1.22	to	$1.09	$21,080	2.20%	0.60%	to	1.90%	8.02%	to	6.63%
2019	9,903	$1.13	to	$1.02	$11,268	2.37%	0.60%	to	1.90%	7.93%	to	6.54%
2018	7,077	$1.05	to	$0.96	$7,493	1.89%	0.60%	to	1.90%	(0.71%)	to	(1.99%)
2017	6,195	$1.06	to	$0.98	$6,641	1.41%	0.60%	to	1.90%	2.54%	to	1.20%
CTIVP Vty Sycamore Estb Val, Cl 2
2021	14,888	$3.37	to	$3.01	$60,951	—	0.60%	to	1.90%	30.76%	to	29.07%
2020	13,877	$2.58	to	$2.33	$43,610	—	0.60%	to	1.90%	7.16%	to	5.77%
2019	15,555	$2.41	to	$2.20	$45,795	—	0.60%	to	1.90%	27.09%	to	25.44%
2018	14,994	$1.89	to	$1.76	$34,905	—	0.60%	to	1.90%	(10.74%)	to	(11.90%)
2017	13,564	$2.12	to	$1.99	$35,518	—	0.60%	to	1.90%	14.86%	to	13.38%
CTIVP Vty Sycamore Estb Val, Cl 3
2021	10,178	$5.09	to	$3.77	$46,158	—	0.55%	to	1.45%	31.03%	to	29.85%
2020	10,052	$3.88	to	$2.90	$34,992	—	0.55%	to	1.45%	7.31%	to	6.35%
2019	12,437	$3.62	to	$2.73	$40,364	—	0.55%	to	1.45%	27.31%	to	26.17%
2018	12,856	$2.84	to	$2.16	$32,901	—	0.55%	to	1.45%	(10.59%)	to	(11.40%)
2017	12,502	$3.18	to	$2.44	$35,853	—	0.55%	to	1.45%	15.09%	to	14.07%
CTIVP Westfield Mid Cap Gro, Cl 2
2021	7,227	$3.32	to	$2.94	$30,841	—	0.60%	to	1.90%	15.72%	to	14.22%
2020	7,361	$2.87	to	$2.57	$27,283	—	0.60%	to	1.90%	26.42%	to	24.79%
2019	7,956	$2.27	to	$2.06	$23,436	—	0.60%	to	1.90%	40.95%	to	39.13%
2018	7,829	$1.61	to	$1.48	$16,427	—	0.60%	to	1.90%	(4.19%)	to	(5.44%)
2017	8,012	$1.68	to	$1.57	$17,621	—	0.60%	to	1.90%	21.92%	to	20.35%
Del Ivy VIP Asset Strategy, Cl II
2021	10,019	$1.67	to	$1.49	$16,237	1.59%	0.55%	to	1.90%	9.84%	to	8.37%
2020	10,756	$1.52	to	$1.37	$15,965	2.00%	0.55%	to	1.90%	13.25%	to	11.73%
2019	12,187	$1.34	to	$1.23	$16,046	2.12%	0.55%	to	1.90%	21.11%	to	19.48%
2018	13,310	$1.11	to	$1.03	$14,604	1.83%	0.55%	to	1.90%	(5.96%)	to	(7.23%)
2017	13,785	$1.18	to	$1.11	$16,130	1.48%	0.55%	to	1.90%	17.63%	to	16.05%
DWS Alt Asset Alloc VIP, Cl B
2021	12,269	$1.28	to	$1.12	$15,007	1.58%	0.55%	to	1.90%	11.73%	to	10.24%
2020	10,984	$1.14	to	$1.02	$12,104	2.51%	0.55%	to	1.90%	4.74%	to	3.34%
2019	13,011	$1.09	to	$0.98	$13,753	3.56%	0.55%	to	1.90%	13.72%	to	12.20%
2018	14,302	$0.96	to	$0.88	$13,348	1.94%	0.55%	to	1.90%	(9.85%)	to	(11.07%)
2017	18,141	$1.07	to	$0.99	$18,872	2.08%	0.55%	to	1.90%	6.43%	to	5.00%
EV VT Floating-Rate Inc, Init Cl
2021	52,307	$1.61	to	$1.39	$79,386	2.90%	0.55%	to	1.45%	3.06%	to	2.13%
2020	53,306	$1.56	to	$1.36	$78,848	3.33%	0.55%	to	1.45%	1.41%	to	0.53%
2019	75,165	$1.54	to	$1.36	$109,951	4.32%	0.55%	to	1.45%	6.49%	to	5.54%
2018	103,408	$1.44	to	$1.29	$142,449	3.75%	0.55%	to	1.45%	(0.62%)	to	(1.52%)
2017	106,635	$1.45	to	$1.31	$148,477	3.26%	0.55%	to	1.45%	2.85%	to	1.93%
Fid VIP Contrafund, Serv Cl 2
2021	143,617	$4.48	to	$3.34	$618,452	0.03%	0.55%	to	1.90%	26.81%	to	25.11%
2020	156,503	$3.53	to	$2.67	$534,239	0.08%	0.55%	to	1.90%	29.52%	to	27.78%
2019	172,296	$2.73	to	$2.09	$456,586	0.21%	0.55%	to	1.90%	30.56%	to	28.81%
2018	190,555	$2.09	to	$1.62	$388,931	0.43%	0.55%	to	1.90%	(7.16%)	to	(8.41%)
2017	208,759	$2.25	to	$1.77	$461,169	0.77%	0.55%	to	1.90%	20.92%	to	19.31%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	119

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Gro & Inc, Serv Cl
2021	11,782	$3.84	to	$3.51	$42,718	2.29%	0.55%	to	0.95%	25.07%	to	24.58%
2020	12,829	$3.07	to	$2.82	$37,319	2.01%	0.55%	to	0.95%	7.14%	to	6.72%
2019	14,530	$2.86	to	$2.64	$39,574	3.51%	0.55%	to	0.95%	29.23%	to	28.71%
2018	16,690	$2.22	to	$2.05	$35,297	0.25%	0.55%	to	0.95%	(9.58%)	to	(9.94%)
2017	19,471	$2.45	to	$2.28	$45,470	1.15%	0.55%	to	0.95%	16.13%	to	15.67%
Fid VIP Gro & Inc, Serv Cl 2
2021	24,392	$4.10	to	$3.74	$95,670	2.17%	0.55%	to	1.20%	24.95%	to	24.14%
2020	27,581	$3.28	to	$3.01	$86,752	1.91%	0.55%	to	1.20%	7.00%	to	6.31%
2019	31,792	$3.07	to	$2.83	$93,498	3.45%	0.55%	to	1.20%	28.97%	to	28.13%
2018	36,966	$2.38	to	$2.21	$84,455	0.20%	0.55%	to	1.20%	(9.69%)	to	(10.28%)
2017	43,626	$2.63	to	$2.47	$110,621	1.06%	0.55%	to	1.20%	15.97%	to	15.22%
Fid VIP Mid Cap, Serv Cl
2021	7,266	$11.42	to	$10.44	$78,981	0.50%	0.55%	to	0.95%	24.82%	to	24.32%
2020	8,169	$9.15	to	$8.40	$71,389	0.55%	0.55%	to	0.95%	17.39%	to	16.92%
2019	9,419	$7.79	to	$7.18	$70,309	0.77%	0.55%	to	0.95%	22.67%	to	22.18%
2018	10,955	$6.35	to	$5.88	$66,853	0.53%	0.55%	to	0.95%	(15.11%)	to	(15.45%)
2017	12,686	$7.48	to	$6.95	$91,328	0.60%	0.55%	to	0.95%	20.04%	to	19.57%
Fid VIP Mid Cap, Serv Cl 2
2021	76,803	$7.27	to	$2.51	$412,423	0.36%	0.55%	to	1.90%	24.62%	to	22.95%
2020	84,028	$5.83	to	$2.04	$364,896	0.40%	0.55%	to	1.90%	17.22%	to	15.65%
2019	97,978	$4.97	to	$1.76	$363,510	0.66%	0.55%	to	1.90%	22.50%	to	20.86%
2018	109,797	$4.06	to	$1.46	$335,038	0.39%	0.55%	to	1.90%	(15.24%)	to	(16.39%)
2017	122,202	$4.79	to	$1.75	$444,591	0.48%	0.55%	to	1.90%	19.88%	to	18.27%
Fid VIP Overseas, Serv Cl
2021	4,660	$2.71	to	$2.48	$11,967	0.44%	0.55%	to	0.95%	18.92%	to	18.44%
2020	5,118	$2.28	to	$2.09	$11,088	0.34%	0.55%	to	0.95%	14.86%	to	14.40%
2019	5,912	$1.98	to	$1.83	$11,189	1.61%	0.55%	to	0.95%	26.97%	to	26.47%
2018	6,601	$1.56	to	$1.45	$9,868	1.37%	0.55%	to	0.95%	(15.35%)	to	(15.69%)
2017	7,741	$1.84	to	$1.71	$13,657	1.31%	0.55%	to	0.95%	29.39%	to	28.88%
Fid VIP Overseas, Serv Cl 2
2021	19,522	$3.22	to	$1.96	$53,906	0.32%	0.55%	to	1.45%	18.74%	to	17.67%
2020	21,628	$2.71	to	$1.67	$50,424	0.22%	0.55%	to	1.45%	14.70%	to	13.67%
2019	24,147	$2.36	to	$1.47	$49,487	1.45%	0.55%	to	1.45%	26.80%	to	25.67%
2018	28,284	$1.86	to	$1.17	$45,831	1.24%	0.55%	to	1.45%	(15.53%)	to	(16.29%)
2017	32,285	$2.20	to	$1.39	$61,971	1.18%	0.55%	to	1.45%	29.28%	to	28.12%
Fid VIP Strategic Inc, Serv Cl 2
2021	138,730	$1.33	to	$1.18	$177,205	2.56%	0.55%	to	1.90%	2.97%	to	1.58%
2020	127,920	$1.29	to	$1.16	$159,418	3.05%	0.55%	to	1.90%	6.57%	to	5.14%
2019	135,767	$1.21	to	$1.10	$159,517	3.40%	0.55%	to	1.90%	10.05%	to	8.57%
2018	116,492	$1.10	to	$1.02	$125,045	3.67%	0.55%	to	1.90%	(3.36%)	to	(4.66%)
2017	104,865	$1.14	to	$1.07	$117,160	3.66%	0.55%	to	1.90%	6.96%	to	5.53%
Frank Global Real Est, Cl 2
2021	23,528	$4.28	to	$1.37	$70,706	0.89%	0.55%	to	1.45%	26.09%	to	24.97%
2020	26,984	$3.40	to	$1.10	$64,477	3.29%	0.55%	to	1.45%	(5.91%)	to	(6.75%)
2019	31,459	$3.61	to	$1.18	$80,181	2.64%	0.55%	to	1.45%	21.70%	to	20.61%
2018	36,256	$2.96	to	$0.98	$76,097	2.62%	0.55%	to	1.45%	(7.29%)	to	(8.12%)
2017	44,547	$3.20	to	$1.06	$100,096	3.10%	0.55%	to	1.45%	9.87%	to	8.89%
Frank Inc, Cl 2
2021	38,475	$1.63	to	$1.45	$60,037	4.60%	0.55%	to	1.90%	16.12%	to	14.56%
2020	38,728	$1.40	to	$1.27	$52,301	5.97%	0.55%	to	1.90%	0.14%	to	(1.21%)
2019	46,150	$1.40	to	$1.28	$62,607	5.35%	0.55%	to	1.90%	15.42%	to	13.87%
2018	44,620	$1.22	to	$1.12	$52,750	4.72%	0.55%	to	1.90%	(4.83%)	to	(6.12%)
2017	46,996	$1.28	to	$1.20	$58,671	4.15%	0.55%	to	1.90%	9.07%	to	7.62%

120	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Mutual Shares, Cl 2
2021	28,365	$3.01	to	$1.82	$72,024	2.85%	0.55%	to	1.90%	18.51%	to	16.93%
2020	32,570	$2.54	to	$1.56	$69,793	2.71%	0.55%	to	1.90%	(5.56%)	to	(6.83%)
2019	39,528	$2.69	to	$1.67	$89,848	1.80%	0.55%	to	1.90%	21.90%	to	20.26%
2018	44,892	$2.20	to	$1.39	$83,957	2.30%	0.55%	to	1.90%	(9.57%)	to	(10.79%)
2017	53,333	$2.44	to	$1.56	$110,669	2.23%	0.55%	to	1.90%	7.75%	to	6.31%
Frank Sm Cap Val, Cl 2
2021	26,794	$7.50	to	$2.38	$134,339	1.02%	0.55%	to	1.90%	24.68%	to	23.00%
2020	28,578	$6.02	to	$1.94	$115,452	1.50%	0.55%	to	1.90%	4.61%	to	3.22%
2019	32,667	$5.75	to	$1.88	$126,596	1.05%	0.55%	to	1.90%	25.66%	to	23.97%
2018	34,466	$4.58	to	$1.51	$107,886	0.88%	0.55%	to	1.90%	(13.36%)	to	(14.53%)
2017	38,047	$5.28	to	$1.77	$138,461	0.52%	0.55%	to	1.90%	10.05%	to	8.57%
GS VIT Mid Cap Val, Inst
2021	16,894	$8.65	to	$5.57	$131,913	0.46%	0.55%	to	1.20%	30.23%	to	29.39%
2020	19,376	$6.64	to	$4.31	$116,602	0.62%	0.55%	to	1.20%	7.81%	to	7.11%
2019	22,573	$6.16	to	$4.02	$126,366	0.77%	0.55%	to	1.20%	30.81%	to	29.96%
2018	26,237	$4.71	to	$3.09	$112,625	1.25%	0.55%	to	1.20%	(10.95%)	to	(11.53%)
2017	30,996	$5.29	to	$3.50	$149,798	0.70%	0.55%	to	1.20%	10.46%	to	9.75%
GS VIT Multi-Strategy Alt, Advisor
2021	7,940	$1.05	to	$0.95	$8,057	1.38%	0.55%	to	1.90%	4.08%	to	2.68%
2020	7,250	$1.01	to	$0.93	$7,104	1.83%	0.55%	to	1.90%	5.99%	to	4.57%
2019	6,769	$0.95	to	$0.88	$6,290	2.68%	0.55%	to	1.90%	8.01%	to	6.55%
2018	6,233	$0.88	to	$0.83	$5,394	2.36%	0.55%	to	1.90%	(7.61%)	to	(8.86%)
2017	5,549	$0.96	to	$0.91	$5,223	2.13%	0.55%	to	1.90%	4.57%	to	3.17%
GS VIT Sm Cap Eq Insights, Inst
2021	1,088	$5.73	to	$5.24	$5,878	0.45%	0.55%	to	0.95%	23.11%	to	22.62%
2020	1,238	$4.65	to	$4.27	$5,451	0.22%	0.55%	to	0.95%	7.99%	to	7.56%
2019	1,456	$4.31	to	$3.97	$5,957	0.48%	0.55%	to	0.95%	24.16%	to	23.66%
2018	1,610	$3.47	to	$3.21	$5,327	0.44%	0.55%	to	0.95%	(9.13%)	to	(9.49%)
2017	1,844	$3.82	to	$3.55	$6,730	0.53%	0.55%	to	0.95%	10.96%	to	10.51%
GS VIT U.S. Eq Insights, Inst
2021	29,415	$4.30	to	$3.59	$120,460	0.78%	0.55%	to	1.45%	28.70%	to	27.54%
2020	34,242	$3.34	to	$2.81	$109,201	0.84%	0.55%	to	1.45%	16.90%	to	15.86%
2019	40,322	$2.86	to	$2.43	$110,217	1.21%	0.55%	to	1.45%	24.52%	to	23.41%
2018	47,779	$2.30	to	$1.97	$105,192	1.19%	0.55%	to	1.45%	(6.71%)	to	(7.55%)
2017	52,854	$2.46	to	$2.13	$125,064	1.34%	0.55%	to	1.45%	23.39%	to	22.29%
Invesco VI Am Fran, Ser I
2021	4,117	$4.03	to	$3.88	$16,208	—	0.55%	to	0.95%	11.31%	to	10.87%
2020	4,758	$3.62	to	$3.50	$16,877	0.07%	0.55%	to	0.95%	41.57%	to	41.01%
2019	5,370	$2.56	to	$2.48	$13,489	—	0.55%	to	0.95%	36.01%	to	35.46%
2018	6,121	$1.88	to	$1.83	$11,336	—	0.55%	to	0.95%	(4.16%)	to	(4.54%)
2017	6,861	$1.96	to	$1.92	$13,291	0.08%	0.55%	to	0.95%	26.64%	to	26.14%
Invesco VI Am Fran, Ser II
2021	14,122	$3.94	to	$3.61	$53,938	—	0.55%	to	1.45%	11.04%	to	10.04%
2020	16,180	$3.55	to	$3.28	$55,833	—	0.55%	to	1.45%	41.22%	to	39.95%
2019	19,916	$2.51	to	$2.34	$48,830	—	0.55%	to	1.45%	35.68%	to	34.46%
2018	23,543	$1.85	to	$1.74	$42,681	—	0.55%	to	1.45%	(4.42%)	to	(5.28%)
2017	26,875	$1.94	to	$1.84	$51,141	—	0.55%	to	1.45%	26.33%	to	25.21%
Invesco VI Bal Risk Alloc, Ser II
2021	25,890	$1.50	to	$1.34	$37,476	3.03%	0.55%	to	1.90%	8.66%	to	7.21%
2020	25,880	$1.38	to	$1.25	$34,796	7.46%	0.55%	to	1.90%	9.39%	to	7.92%
2019	31,724	$1.27	to	$1.16	$39,137	—	0.55%	to	1.90%	14.25%	to	12.72%
2018	34,792	$1.11	to	$1.02	$37,768	1.26%	0.55%	to	1.90%	(7.23%)	to	(8.49%)
2017	39,964	$1.19	to	$1.12	$46,895	3.79%	0.55%	to	1.90%	9.23%	to	7.77%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	121

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Comstock, Ser II
2021	29,782	$3.79	to	$2.71	$102,722	1.57%	0.55%	to	1.45%	32.31%		to	31.13%
2020	36,170	$2.86	to	$2.07	$94,658	2.13%	0.55%	to	1.45%	(1.63%)		to	(2.51%)
2019	42,757	$2.91	to	$2.12	$113,810	1.67%	0.55%	to	1.45%	24.26%		to	23.14%
2018	50,584	$2.34	to	$1.72	$108,556	1.40%	0.55%	to	1.45%	(12.85%)		to	(13.64%)
2017	58,649	$2.69	to	$2.00	$144,815	1.92%	0.55%	to	1.45%	16.93%		to	15.89%
Invesco VI Core Eq, Ser I
2021	15,101	$5.53	to	$5.53	$84,521	0.66%	1.25%	to	1.25%	26.15%		to	26.15%
2020	16,461	$4.38	to	$4.38	$73,056	1.34%	1.25%	to	1.25%	12.44%		to	12.44%
2019	18,198	$3.90	to	$3.90	$71,851	0.94%	1.25%	to	1.25%	27.36%		to	27.36%
2018	20,443	$3.06	to	$3.06	$63,496	0.88%	1.25%	to	1.25%	(10.53%)		to	(10.53%)
2017	22,879	$3.42	to	$3.42	$79,549	1.02%	1.25%	to	1.25%	11.77%		to	11.77%
Invesco VI Dis Mid Cap Gro, Ser I
2021	14,159	$1.79	to	$1.77	$25,333	—	0.55%	to	1.20%	18.45%		to	17.68%
2020	15,946	$1.51	to	$1.50	$24,155	0.05%	0.55%	to	1.20%	51.03	%(8)	to	50.36	%(8)
Invesco VI Dis Mid Cap Gro, Ser II
2021	9,306	$1.78	to	$1.75	$16,458	—	0.55%	to	1.45%	18.14%		to	17.08%
2020	10,622	$1.51	to	$1.50	$15,963	—	0.55%	to	1.45%	50.65	%(8)	to	49.72	%(8)
Invesco VI Div Divd, Ser I
2021	7,765	$2.68	to	$2.50	$20,232	2.10%	0.55%	to	1.20%	18.24%		to	17.48%
2020	8,941	$2.26	to	$2.13	$19,755	2.93%	0.55%	to	1.20%	(0.41%)		to	(1.05%)
2019	11,136	$2.27	to	$2.15	$24,624	2.84%	0.55%	to	1.20%	24.40%		to	23.60%
2018	12,965	$1.83	to	$1.74	$23,127	2.23%	0.55%	to	1.20%	(8.08%)		to	(8.68%)
2017	17,668	$1.99	to	$1.90	$34,394	1.63%	0.55%	to	1.20%	7.98%		to	7.28%
Invesco VI Div Divd, Ser II
2021	4,426	$2.52	to	$2.37	$11,041	1.92%	0.85%	to	1.45%	17.59%		to	16.89%
2020	5,209	$2.15	to	$2.03	$11,057	2.70%	0.85%	to	1.45%	(0.98%)		to	(1.57%)
2019	6,610	$2.17	to	$2.06	$14,194	2.55%	0.85%	to	1.45%	23.72%		to	22.98%
2018	8,527	$1.75	to	$1.67	$14,809	1.97%	0.85%	to	1.45%	(8.60%)		to	(9.15%)
2017	12,021	$1.92	to	$1.84	$22,864	1.44%	0.85%	to	1.45%	7.43%		to	6.79%
Invesco VI Global, Ser II
2021	41,188	$4.87	to	$2.77	$168,530	—	0.55%	to	1.90%	14.54%		to	13.00%
2020	44,144	$4.25	to	$2.45	$158,216	0.44%	0.55%	to	1.90%	26.64%		to	24.94%
2019	49,088	$3.36	to	$1.96	$139,266	0.64%	0.55%	to	1.90%	30.73%		to	28.98%
2018	52,505	$2.57	to	$1.52	$114,539	0.75%	0.55%	to	1.90%	(13.87%)		to	(15.03%)
2017	51,073	$2.98	to	$1.79	$130,695	0.73%	0.55%	to	1.90%	35.57%		to	33.77%
Invesco VI Gbl Strat Inc, Ser II
2021	98,263	$1.83	to	$0.98	$164,758	4.16%	0.55%	to	1.90%	(4.09%)		to	(5.38%)
2020	109,621	$1.91	to	$1.03	$192,491	5.23%	0.55%	to	1.90%	2.43%		to	1.06%
2019	128,020	$1.86	to	$1.02	$220,135	3.41%	0.55%	to	1.90%	10.00%		to	8.52%
2018	149,770	$1.69	to	$0.94	$234,872	4.57%	0.55%	to	1.90%	(5.07%)		to	(6.35%)
2017	184,653	$1.78	to	$1.00	$306,521	1.99%	0.55%	to	1.90%	5.46%		to	4.05%
Invesco VI Hlth, Ser II
2021	12,805	$3.75	to	$3.46	$46,666	0.00%	0.55%	to	1.45%	11.43%		to	10.43%
2020	14,173	$3.37	to	$3.13	$46,553	0.10%	0.55%	to	1.45%	13.57%		to	12.56%
2019	14,951	$2.96	to	$2.78	$43,401	—	0.55%	to	1.45%	31.46%		to	30.28%
2018	17,735	$2.26	to	$2.13	$39,354	—	0.55%	to	1.45%	0.06%		to	(0.84%)
2017	20,032	$2.25	to	$2.15	$44,570	0.08%	0.55%	to	1.45%	14.92%		to	13.89%
Invesco VI Intl Gro, Ser II
2021	20,910	$2.61	to	$2.02	$49,860	1.03%	0.55%	to	1.45%	5.03%		to	4.09%
2020	23,326	$2.49	to	$1.94	$53,197	2.08%	0.55%	to	1.45%	13.11%		to	12.10%
2019	27,790	$2.20	to	$1.73	$56,237	1.25%	0.55%	to	1.45%	27.54%		to	26.39%
2018	33,586	$1.72	to	$1.37	$53,415	1.70%	0.55%	to	1.45%	(15.67%)		to	(16.43%)
2017	41,420	$2.04	to	$1.64	$78,374	1.24%	0.55%	to	1.45%	22.06%		to	20.96%

122	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Main St, Ser II
2021	1,925	$1.83	to	$1.78	$3,503	0.51%	0.85%	to	1.45%	26.15%		to	25.40%
2020	2,060	$1.45	to	$1.42	$2,976	1.13%	0.85%	to	1.45%	12.73%		to	12.06%
2019	2,502	$1.29	to	$1.27	$3,213	0.80%	0.85%	to	1.45%	30.62%		to	29.84%
2018	2,956	$0.99	to	$0.98	$2,909	0.90%	0.85%	to	1.45%	(8.88%)		to	(9.43%)
2017	3,459	$1.08	to	$1.08	$3,741	1.57%	0.85%	to	1.45%	8.27	%(5)	to	7.84	%(5)
Invesco VI Mn St Sm Cap, Ser II
2021	26,168	$5.11	to	$2.82	$112,646	0.18%	0.55%	to	1.90%	21.59%		to	19.96%
2020	27,781	$4.20	to	$2.35	$98,850	0.37%	0.55%	to	1.90%	18.98%		to	17.38%
2019	31,718	$3.53	to	$2.00	$94,237	—	0.55%	to	1.90%	25.44%		to	23.76%
2018	35,518	$2.81	to	$1.62	$84,593	0.06%	0.55%	to	1.90%	(11.03%)		to	(12.23%)
2017	37,837	$3.16	to	$1.84	$101,756	0.65%	0.55%	to	1.90%	13.29%		to	11.77%
Invesco VI Tech, Ser I
2021	8,637	$4.03	to	$4.15	$33,694	—	0.55%	to	1.20%	13.78%		to	13.05%
2020	10,030	$3.55	to	$3.67	$34,515	—	0.55%	to	1.20%	45.31%		to	44.37%
2019	10,550	$2.44	to	$2.55	$25,039	—	0.55%	to	1.20%	35.14%		to	34.26%
2018	12,085	$1.81	to	$1.90	$21,264	—	0.55%	to	1.20%	(1.00%)		to	(1.65%)
2017	12,714	$1.82	to	$1.93	$22,625	—	0.55%	to	1.20%	34.39%		to	33.52%
Janus Henderson VIT Bal, Serv
2021	87,752	$1.59	to	$1.52	$137,239	0.69%	0.55%	to	1.90%	16.27%		to	14.70%
2020	74,253	$1.37	to	$1.32	$100,413	1.60%	0.55%	to	1.90%	13.40%		to	11.88%
2019	56,949	$1.21	to	$1.18	$68,253	1.82%	0.55%	to	1.90%	21.60%		to	19.98%
2018	32,123	$0.99	to	$0.98	$31,839	1.50%	0.55%	to	1.90%	(0.67	%)(7)	to	(1.58	%)(7)
Janus Henderson VIT Enter, Serv
2021	5,926	$3.27	to	$3.00	$18,370	0.24%	0.55%	to	0.95%	15.90%		to	15.44%
2020	6,521	$2.82	to	$2.60	$17,484	—	0.55%	to	0.95%	18.53%		to	18.06%
2019	7,645	$2.38	to	$2.20	$17,333	0.05%	0.55%	to	0.95%	34.42%		to	33.88%
2018	8,646	$1.77	to	$1.65	$14,621	0.11%	0.55%	to	0.95%	(1.21%)		to	(1.61%)
2017	9,251	$1.79	to	$1.67	$15,839	0.15%	0.55%	to	0.95%	26.39%		to	25.89%
Janus Henderson VIT Flex Bd, Serv
2021	54,882	$1.23	to	$1.09	$64,705	1.63%	0.55%	to	1.90%	(1.66%)		to	(2.97%)
2020	55,739	$1.25	to	$1.12	$67,139	2.47%	0.55%	to	1.90%	9.65%		to	8.18%
2019	44,425	$1.14	to	$1.04	$49,020	2.88%	0.55%	to	1.90%	8.68%		to	7.22%
2018	41,077	$1.05	to	$0.97	$41,907	2.59%	0.55%	to	1.90%	(1.83%)		to	(3.15%)
2017	48,174	$1.07	to	$1.00	$50,335	2.46%	0.55%	to	1.90%	2.79%		to	1.41%
Janus Hend VIT Gbl Tech Innov, Srv
2021	11,042	$3.84	to	$8.59	$41,320	0.11%	0.55%	to	1.20%	17.10%		to	16.34%
2020	12,474	$3.28	to	$7.38	$39,831	—	0.55%	to	1.20%	49.90%		to	48.93%
2019	13,302	$2.19	to	$4.96	$28,362	—	0.55%	to	1.20%	44.03%		to	43.09%
2018	15,070	$1.52	to	$3.46	$22,441	—	0.55%	to	1.20%	0.35%		to	(0.30%)
2017	16,362	$1.51	to	$3.47	$24,230	—	0.55%	to	1.20%	44.12%		to	43.19%
Janus Henderson VIT Overseas, Serv
2021	10,886	$2.08	to	$3.21	$21,627	1.02%	0.55%	to	1.20%	12.67%		to	11.94%
2020	11,852	$1.84	to	$2.86	$20,942	1.20%	0.55%	to	1.20%	15.39%		to	14.64%
2019	13,664	$1.60	to	$2.50	$20,973	1.82%	0.55%	to	1.20%	26.01%		to	25.20%
2018	15,915	$1.27	to	$2.00	$19,487	1.64%	0.55%	to	1.20%	(15.60%)		to	(16.16%)
2017	17,974	$1.50	to	$2.38	$26,123	1.58%	0.55%	to	1.20%	30.09%		to	29.25%
Janus Henderson VIT Res, Serv
2021	16,792	$4.23	to	$3.48	$66,914	0.02%	0.55%	to	1.90%	19.39%		to	17.79%
2020	18,250	$3.54	to	$2.96	$61,214	0.22%	0.55%	to	1.90%	31.85%		to	30.08%
2019	20,124	$2.68	to	$2.27	$51,489	0.31%	0.55%	to	1.90%	34.48%		to	32.68%
2018	21,976	$2.00	to	$1.71	$42,067	0.36%	0.55%	to	1.90%	(3.37%)		to	(4.68%)
2017	24,074	$2.07	to	$1.80	$47,967	0.24%	0.55%	to	1.90%	26.86%		to	25.16%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	123

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Lazard Ret Global Dyn MA, Serv
2021	10,498	$1.70	to	$1.51	$17,083	2.74%	0.55%	to	1.90%	11.32%	to	9.83%
2020	11,732	$1.53	to	$1.38	$17,230	0.61%	0.55%	to	1.90%	0.26%	to	(1.09%)
2019	14,412	$1.53	to	$1.39	$21,230	0.05%	0.55%	to	1.90%	17.14%	to	15.57%
2018	15,222	$1.30	to	$1.21	$19,245	1.38%	0.55%	to	1.90%	(7.08%)	to	(8.34%)
2017	12,337	$1.40	to	$1.32	$16,905	—	0.55%	to	1.90%	19.87%	to	18.27%
MFS Mass Inv Gro Stock, Serv Cl
2021	31,273	$2.77	to	$2.61	$84,817	0.03%	0.55%	to	1.45%	24.97%	to	23.85%
2020	35,260	$2.22	to	$2.10	$76,753	0.22%	0.55%	to	1.45%	21.53%	to	20.44%
2019	36,777	$1.82	to	$1.75	$66,117	0.34%	0.55%	to	1.45%	38.82%	to	37.58%
2018	41,339	$1.31	to	$1.27	$53,770	0.33%	0.55%	to	1.45%	0.02%	to	(0.88%)
2017	48,413	$1.31	to	$1.28	$63,174	0.41%	0.55%	to	1.45%	27.40%	to	26.26%
MFS New Dis, Serv Cl
2021	9,511	$4.96	to	$5.16	$45,049	—	0.55%	to	1.20%	1.02%	to	0.36%
2020	10,533	$4.91	to	$5.15	$49,536	—	0.55%	to	1.20%	44.78%	to	43.85%
2019	11,428	$3.39	to	$3.58	$37,250	—	0.55%	to	1.20%	40.50%	to	39.59%
2018	12,560	$2.41	to	$2.56	$29,201	—	0.55%	to	1.20%	(2.26%)	to	(2.90%)
2017	14,310	$2.47	to	$2.64	$34,090	—	0.55%	to	1.20%	25.64%	to	24.83%
MFS Utilities, Serv Cl
2021	35,894	$5.31	to	$2.00	$154,358	1.52%	0.55%	to	1.90%	13.20%	to	11.68%
2020	40,895	$4.69	to	$1.79	$155,077	2.21%	0.55%	to	1.90%	5.04%	to	3.63%
2019	46,751	$4.46	to	$1.73	$169,548	3.78%	0.55%	to	1.90%	24.12%	to	22.45%
2018	51,317	$3.59	to	$1.41	$151,015	0.83%	0.55%	to	1.90%	0.26%	to	(1.09%)
2017	61,196	$3.59	to	$1.43	$180,143	4.10%	0.55%	to	1.90%	13.87%	to	12.35%
MS VIF Dis, Cl II
2021	18,790	$7.18	to	$4.48	$129,812	—	0.55%	to	1.90%	(11.68%)	to	(12.87%)
2020	19,577	$8.13	to	$5.14	$154,281	—	0.55%	to	1.90%	150.66%	to	147.31%
2019	18,470	$3.24	to	$2.08	$58,529	—	0.55%	to	1.90%	39.20%	to	37.33%
2018	17,284	$2.33	to	$1.51	$39,637	—	0.55%	to	1.90%	9.92%	to	8.43%
2017	14,475	$2.12	to	$1.40	$30,403	—	0.55%	to	1.90%	37.84%	to	36.00%
MS VIF Global Real Est, Cl II
2021	11,545	$1.73	to	$1.58	$19,270	2.35%	0.55%	to	1.45%	23.16%	to	22.05%
2020	13,408	$1.41	to	$1.29	$18,246	4.39%	0.55%	to	1.45%	(15.32%)	to	(16.08%)
2019	16,636	$1.66	to	$1.54	$26,812	2.61%	0.55%	to	1.45%	17.41%	to	16.35%
2018	20,200	$1.41	to	$1.32	$27,834	3.10%	0.55%	to	1.45%	(8.71%)	to	(9.53%)
2017	25,820	$1.55	to	$1.46	$39,104	2.41%	0.55%	to	1.45%	9.11%	to	8.13%
NB AMT Intl Eq, Cl S
2021	6,175	$1.77	to	$1.73	$10,827	0.32%	0.55%	to	1.45%	12.73%	to	11.72%
2020	6,800	$1.57	to	$1.55	$10,623	0.50%	0.55%	to	1.45%	11.95%	to	10.95%
2019	7,924	$1.40	to	$1.40	$11,112	0.15%	0.55%	to	1.45%	26.98%	to	25.85%
2018	9,712	$1.10	to	$1.11	$10,777	0.15%	0.55%	to	1.45%	(17.41%)	to	(18.15%)
2017	11,254	$1.34	to	$1.36	$15,150	0.65%	0.55%	to	1.45%	26.07%	to	24.94%
NB AMT Sus Eq, Cl S
2021	4,556	$3.20	to	$2.85	$17,173	0.18%	0.60%	to	1.90%	22.43%	to	20.85%
2020	4,405	$2.61	to	$2.36	$13,612	0.38%	0.60%	to	1.90%	18.56%	to	17.03%
2019	4,590	$2.20	to	$2.02	$12,006	0.30%	0.60%	to	1.90%	24.83%	to	23.21%
2018	4,187	$1.76	to	$1.64	$8,768	0.21%	0.60%	to	1.90%	(6.50%)	to	(7.72%)
2017	4,154	$1.89	to	$1.77	$9,320	0.37%	0.60%	to	1.90%	17.41%	to	15.90%
NB AMT US Eq Index PW Strat, Cl S
2021	5,209	$1.31	to	$1.19	$6,586	0.32%	0.55%	to	1.90%	17.30%	to	15.72%
2020	4,401	$1.12	to	$1.02	$4,769	0.86%	0.55%	to	1.90%	7.67%	to	6.22%
2019	4,240	$1.04	to	$0.96	$4,286	0.16%	0.55%	to	1.90%	14.63%	to	13.09%
2018	4,045	$0.91	to	$0.85	$3,586	—	0.55%	to	1.90%	(7.30%)	to	(8.54%)
2017	3,417	$0.98	to	$0.93	$3,281	—	0.55%	to	1.90%	6.10%	to	4.68%

124	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
PIMCO VIT All Asset, Advisor Cl
2021	28,910	$2.17	to	$1.40	$59,799	10.91%	0.55%	to	1.90%	15.41%	to	13.86%
2020	32,326	$1.88	to	$1.23	$58,128	4.85%	0.55%	to	1.90%	7.32%	to	5.88%
2019	39,328	$1.75	to	$1.16	$66,173	2.77%	0.55%	to	1.90%	11.13%	to	9.64%
2018	46,372	$1.58	to	$1.06	$70,331	2.95%	0.55%	to	1.90%	(5.97%)	to	(7.23%)
2017	56,360	$1.68	to	$1.14	$91,337	4.43%	0.55%	to	1.90%	12.76%	to	11.25%
PIMCO VIT Glb Man As Alloc, Adv Cl
2021	4,798	$1.63	to	$1.43	$7,409	2.38%	0.55%	to	1.90%	11.99%	to	10.47%
2020	4,148	$1.45	to	$1.29	$5,747	7.83%	0.55%	to	1.90%	16.08%	to	14.51%
2019	4,415	$1.25	to	$1.13	$5,298	2.12%	0.55%	to	1.90%	16.32%	to	14.77%
2018	4,395	$1.08	to	$0.98	$4,553	1.59%	0.55%	to	1.90%	(6.13%)	to	(7.40%)
2017	4,421	$1.15	to	$1.06	$4,914	2.16%	0.55%	to	1.90%	13.37%	to	11.85%
PIMCO VIT Tot Return, Advisor Cl
2021	56,072	$1.19	to	$1.06	$64,182	1.72%	0.55%	to	1.90%	(1.91%)	to	(3.22%)
2020	54,942	$1.22	to	$1.10	$64,444	1.99%	0.55%	to	1.90%	7.94%	to	6.50%
2019	39,647	$1.13	to	$1.03	$43,292	2.89%	0.55%	to	1.90%	7.65%	to	6.21%
2018	29,874	$1.05	to	$0.97	$30,435	2.43%	0.55%	to	1.90%	(1.18%)	to	(2.51%)
2017	28,808	$1.06	to	$0.99	$29,845	1.92%	0.55%	to	1.90%	4.24%	to	2.84%
Put VT Global Hlth Care, Cl IB
2021	5,821	$4.77	to	$4.35	$26,302	1.11%	0.55%	to	1.20%	18.75%	to	17.98%
2020	6,500	$4.01	to	$3.69	$24,820	0.48%	0.55%	to	1.20%	15.64%	to	14.89%
2019	7,149	$3.47	to	$3.21	$23,677	—	0.55%	to	1.20%	29.58%	to	28.74%
2018	8,767	$2.68	to	$2.49	$22,465	0.99%	0.55%	to	1.20%	(1.14%)	to	(1.79%)
2017	9,934	$2.71	to	$2.54	$25,818	0.53%	0.55%	to	1.20%	14.67%	to	13.93%
Put VT Intl Eq, Cl IB
2021	5,340	$2.33	to	$2.25	$11,852	1.17%	0.55%	to	1.20%	8.22%	to	7.52%
2020	5,740	$2.16	to	$2.09	$11,820	1.62%	0.55%	to	1.20%	11.48%	to	10.76%
2019	6,274	$1.93	to	$1.89	$11,617	1.43%	0.55%	to	1.20%	24.47%	to	23.66%
2018	7,342	$1.55	to	$1.53	$10,946	1.42%	0.55%	to	1.20%	(19.56%)	to	(20.08%)
2017	8,597	$1.93	to	$1.91	$15,980	2.24%	0.55%	to	1.20%	25.89%	to	25.07%
Put VT Sus Leaders, Cl IA
2021	14,649	$6.67	to	$6.67	$98,211	0.34%	1.25%	to	1.25%	22.30%	to	22.30%
2020	15,847	$5.45	to	$5.45	$86,886	0.63%	1.25%	to	1.25%	27.46%	to	27.46%
2019	17,005	$4.28	to	$4.28	$73,160	0.69%	1.25%	to	1.25%	35.02%	to	35.02%
2018	18,846	$3.17	to	$3.17	$60,059	0.01%	1.25%	to	1.25%	(2.52%)	to	(2.52%)
2017	20,744	$3.25	to	$3.25	$67,957	0.85%	1.25%	to	1.25%	27.95%	to	27.95%
Put VT Sus Leaders, Cl IB
2021	7,904	$5.43	to	$5.04	$41,649	0.14%	0.55%	to	1.20%	22.86%	to	22.06%
2020	8,424	$4.42	to	$4.13	$36,224	0.42%	0.55%	to	1.20%	28.19%	to	27.36%
2019	9,530	$3.45	to	$3.24	$32,045	0.45%	0.55%	to	1.20%	35.61%	to	34.73%
2018	10,470	$2.54	to	$2.41	$26,029	—	0.55%	to	1.20%	(2.07%)	to	(2.71%)
2017	11,436	$2.60	to	$2.48	$29,120	0.63%	0.55%	to	1.20%	28.52%	to	27.69%
Royce Micro-Cap, Invest Cl
2021	1,881	$8.10	to	$7.41	$14,415	—	0.55%	to	0.95%	29.27%	to	28.75%
2020	2,174	$6.27	to	$5.76	$12,923	—	0.55%	to	0.95%	23.12%	to	22.62%
2019	2,431	$5.09	to	$4.69	$11,773	—	0.55%	to	0.95%	18.90%	to	18.42%
2018	2,779	$4.28	to	$3.96	$11,343	—	0.55%	to	0.95%	(9.55%)	to	(9.91%)
2017	3,299	$4.73	to	$4.40	$15,020	0.63%	0.55%	to	0.95%	4.61%	to	4.19%
Temp Global Bond, Cl 2
2021	28,021	$0.90	to	$0.80	$24,169	—	0.55%	to	1.90%	(5.51%)	to	(6.78%)
2020	29,605	$0.95	to	$0.86	$27,164	8.50%	0.55%	to	1.90%	(5.80%)	to	(7.07%)
2019	35,065	$1.01	to	$0.92	$34,358	7.17%	0.55%	to	1.90%	1.45%	to	0.09%
2018	37,431	$1.00	to	$0.92	$36,361	—	0.55%	to	1.90%	1.38%	to	0.01%
2017	37,623	$0.98	to	$0.92	$36,206	—	0.55%	to	1.90%	1.37%	to	0.02%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	125

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Third Ave VST Third Ave Value
2021	2,361	$4.25	to	$3.89	$9,570	0.69%	0.55%	to	0.95%	21.39%		to	20.91%
2020	2,673	$3.50	to	$3.22	$8,951	2.67%	0.55%	to	0.95%	(2.93%)		to	(3.32%)
2019	3,063	$3.61	to	$3.33	$10,588	0.27%	0.55%	to	0.95%	11.85%		to	11.40%
2018	3,676	$3.23	to	$2.99	$11,381	1.82%	0.55%	to	0.95%	(20.78%)		to	(21.10%)
2017	4,361	$4.07	to	$3.79	$17,074	0.83%	0.55%	to	0.95%	12.97%		to	12.52%
VanEck VIP Global Gold, Cl S
2021	26,221	$1.21	to	$1.07	$30,258	11.86%	0.55%	to	1.90%	(14.48%)		to	(15.63%)
2020	24,609	$1.41	to	$1.27	$33,396	2.86%	0.55%	to	1.90%	37.87%		to	36.02%
2019	19,858	$1.02	to	$0.94	$19,650	—	0.55%	to	1.90%	37.99%		to	36.14%
2018	17,188	$0.74	to	$0.69	$12,411	3.11%	0.55%	to	1.90%	(16.16%)		to	(17.30%)
2017	14,742	$0.88	to	$0.83	$12,758	4.45%	0.55%	to	1.90%	11.02%		to	9.53%
VP Aggr, Cl 2
2021	379,327	$2.75	to	$2.03	$993,245	—	0.55%	to	1.90%	15.12%		to	13.58%
2020	447,140	$2.39	to	$1.79	$1,022,254	—	0.55%	to	1.90%	14.36%		to	12.82%
2019	514,782	$2.09	to	$1.58	$1,033,752	—	0.55%	to	1.90%	20.92%		to	19.30%
2018	589,593	$1.73	to	$1.33	$983,660	—	0.55%	to	1.90%	(9.09%)		to	(10.31%)
2017	645,382	$1.90	to	$1.48	$1,188,161	—	0.55%	to	1.90%	18.26%		to	16.68%
VP Aggr, Cl 4
2021	212,647	$2.75	to	$2.48	$560,596	—	0.55%	to	1.45%	15.14%		to	14.11%
2020	244,947	$2.39	to	$2.17	$563,163	—	0.55%	to	1.45%	14.33%		to	13.30%
2019	297,629	$2.09	to	$1.92	$600,819	—	0.55%	to	1.45%	21.01%		to	19.93%
2018	364,028	$1.73	to	$1.60	$609,397	—	0.55%	to	1.45%	(9.12%)		to	(9.94%)
2017	438,155	$1.90	to	$1.77	$810,257	—	0.55%	to	1.45%	18.22%		to	17.17%
VP Conserv, Cl 2
2021	386,140	$1.57	to	$1.24	$575,776	—	0.55%	to	1.90%	2.25%		to	0.88%
2020	444,639	$1.54	to	$1.23	$651,949	—	0.55%	to	1.90%	8.70%		to	7.25%
2019	334,581	$1.42	to	$1.15	$452,819	—	0.55%	to	1.90%	10.14%		to	8.67%
2018	313,974	$1.29	to	$1.06	$387,057	—	0.55%	to	1.90%	(3.49%)		to	(4.79%)
2017	364,115	$1.33	to	$1.11	$466,977	—	0.55%	to	1.90%	6.83%		to	5.40%
VP Conserv, Cl 4
2021	279,904	$1.57	to	$1.42	$419,557	—	0.55%	to	1.45%	2.25%		to	1.34%
2020	345,597	$1.54	to	$1.40	$508,729	—	0.55%	to	1.45%	8.64%		to	7.66%
2019	322,396	$1.42	to	$1.30	$438,288	—	0.55%	to	1.45%	10.14%		to	9.15%
2018	359,816	$1.29	to	$1.19	$446,021	—	0.55%	to	1.45%	(3.41%)		to	(4.29%)
2017	438,966	$1.33	to	$1.24	$565,866	—	0.55%	to	1.45%	6.75%		to	5.80%
VP Man Risk, Cl 2
2021	203,989	$1.33	to	$1.25	$266,275	—	0.55%	to	1.90%	10.12%		to	8.64%
2020	185,210	$1.21	to	$1.16	$220,500	—	0.55%	to	1.90%	7.20%		to	5.76%
2019	159,500	$1.13	to	$1.09	$177,905	—	0.55%	to	1.90%	15.42%		to	13.87%
2018	95,804	$0.98	to	$0.96	$92,980	—	0.55%	to	1.90%	(5.82%)		to	(7.09%)
2017	16,502	$1.04	to	$1.03	$17,080	—	0.55%	to	1.90%	3.53	%(6)	to	3.14	%(6)
VP Man Risk US, Cl 2
2021	246,733	$1.45	to	$1.37	$351,655	—	0.55%	to	1.90%	12.72%		to	11.21%
2020	207,706	$1.29	to	$1.23	$263,829	—	0.55%	to	1.90%	9.19%		to	7.72%
2019	146,325	$1.18	to	$1.14	$171,094	—	0.55%	to	1.90%	17.67%		to	16.09%
2018	72,408	$1.00	to	$0.98	$72,135	—	0.55%	to	1.90%	(4.07%)		to	(5.36%)
2017	10,227	$1.04	to	$1.04	$10,666	—	0.55%	to	1.90%	4.33	%(6)	to	3.94	%(6)
VP Man Vol Conserv, Cl 2
2021	529,357	$1.33	to	$1.20	$683,876	—	0.55%	to	1.90%	2.06%		to	0.69%
2020	649,932	$1.30	to	$1.19	$826,131	—	0.55%	to	1.90%	7.53%		to	6.09%
2019	430,973	$1.21	to	$1.12	$511,641	—	0.55%	to	1.90%	11.30%		to	9.81%
2018	352,073	$1.09	to	$1.02	$377,188	—	0.55%	to	1.90%	(3.12%)		to	(4.42%)
2017	371,569	$1.12	to	$1.07	$412,801	—	0.55%	to	1.90%	7.30%		to	5.86%

126	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Conserv Gro, Cl 2
2021	1,036,906	$1.43	to	$1.32	$1,472,908	—	0.55%	to	1.90%	4.88%	to	3.47%
2020	1,128,542	$1.37	to	$1.27	$1,535,498	—	0.55%	to	1.90%	8.55%	to	7.10%
2019	1,086,807	$1.26	to	$1.19	$1,368,390	—	0.55%	to	1.90%	13.37%	to	11.85%
2018	1,045,272	$1.11	to	$1.06	$1,166,105	—	0.55%	to	1.90%	(4.83%)	to	(6.11%)
2017	1,090,668	$1.17	to	$1.13	$1,283,320	—	0.55%	to	1.90%	10.58%	to	9.11%
VP Man Vol Gro, Cl 2
2021	7,665,951	$1.65	to	$1.59	$13,115,191	—	0.55%	to	1.90%	11.28%	to	9.79%
2020	7,572,902	$1.48	to	$1.45	$11,679,063	—	0.55%	to	1.90%	10.69%	to	9.20%
2019	7,648,690	$1.34	to	$1.33	$10,691,504	—	0.55%	to	1.90%	17.61%	to	16.03%
2018	7,690,166	$1.14	to	$1.15	$9,161,189	—	0.55%	to	1.90%	(8.24%)	to	(9.48%)
2017	7,241,065	$1.24	to	$1.27	$9,417,648	—	0.55%	to	1.90%	16.84%	to	15.28%
VP Man Vol Mod Gro, Cl 2
2021	9,058,517	$1.55	to	$1.55	$14,986,546	—	0.55%	to	1.90%	8.10%	to	6.65%
2020	9,435,051	$1.43	to	$1.45	$14,491,911	—	0.55%	to	1.90%	9.77%	to	8.30%
2019	9,915,419	$1.31	to	$1.34	$13,928,600	—	0.55%	to	1.90%	15.53%	to	13.98%
2018	10,282,670	$1.13	to	$1.18	$12,547,330	—	0.55%	to	1.90%	(6.37%)	to	(7.63%)
2017	10,233,494	$1.21	to	$1.27	$13,380,654	—	0.55%	to	1.90%	13.72%	to	12.20%
VP Mod, Cl 2
2021	3,901,973	$2.13	to	$1.61	$7,909,032	—	0.55%	to	1.90%	8.41%	to	6.95%
2020	3,989,791	$1.97	to	$1.50	$7,493,232	—	0.55%	to	1.90%	12.25%	to	10.74%
2019	4,164,098	$1.75	to	$1.36	$6,996,952	—	0.55%	to	1.90%	15.50%	to	13.95%
2018	4,279,589	$1.52	to	$1.19	$6,252,850	—	0.55%	to	1.90%	(6.09%)	to	(7.36%)
2017	4,525,857	$1.62	to	$1.29	$7,073,183	—	0.55%	to	1.90%	12.60%	to	11.10%
VP Mod, Cl 4
2021	3,257,133	$2.14	to	$1.92	$6,649,080	—	0.55%	to	1.45%	8.45%	to	7.47%
2020	3,634,891	$1.97	to	$1.79	$6,870,098	—	0.55%	to	1.45%	12.17%	to	11.17%
2019	4,146,579	$1.76	to	$1.61	$7,014,436	—	0.55%	to	1.45%	15.54%	to	14.50%
2018	4,786,697	$1.52	to	$1.41	$7,036,348	—	0.55%	to	1.45%	(6.09%)	to	(6.93%)
2017	5,535,497	$1.62	to	$1.51	$8,698,841	—	0.55%	to	1.45%	12.59%	to	11.58%
VP Mod Aggr, Cl 2
2021	1,295,509	$2.43	to	$1.80	$2,993,307	—	0.55%	to	1.90%	11.69%	to	10.19%
2020	1,529,551	$2.18	to	$1.64	$3,180,301	—	0.55%	to	1.90%	13.41%	to	11.89%
2019	1,759,401	$1.92	to	$1.46	$3,240,508	—	0.55%	to	1.90%	18.06%	to	16.48%
2018	2,013,548	$1.63	to	$1.26	$3,155,126	—	0.55%	to	1.90%	(7.55%)	to	(8.79%)
2017	2,232,170	$1.76	to	$1.38	$3,799,415	—	0.55%	to	1.90%	15.51%	to	13.97%
VP Mod Aggr, Cl 4
2021	783,176	$2.43	to	$2.19	$1,824,824	—	0.55%	to	1.45%	11.72%	to	10.72%
2020	903,028	$2.18	to	$1.98	$1,890,515	—	0.55%	to	1.45%	13.39%	to	12.37%
2019	1,095,299	$1.92	to	$1.76	$2,029,967	—	0.55%	to	1.45%	18.10%	to	17.04%
2018	1,388,678	$1.63	to	$1.50	$2,188,002	—	0.55%	to	1.45%	(7.59%)	to	(8.42%)
2017	1,694,432	$1.76	to	$1.64	$2,900,251	—	0.55%	to	1.45%	15.56%	to	14.52%
VP Mod Conserv, Cl 2
2021	787,086	$1.83	to	$1.41	$1,363,432	—	0.55%	to	1.90%	5.16%	to	3.75%
2020	848,396	$1.74	to	$1.36	$1,404,346	—	0.55%	to	1.90%	10.40%	to	8.92%
2019	853,533	$1.58	to	$1.25	$1,285,589	—	0.55%	to	1.90%	12.89%	to	11.38%
2018	857,276	$1.40	to	$1.12	$1,148,665	—	0.55%	to	1.90%	(4.65%)	to	(5.94%)
2017	951,569	$1.46	to	$1.19	$1,344,016	—	0.55%	to	1.90%	9.41%	to	7.94%
VP Mod Conserv, Cl 4
2021	665,339	$1.83	to	$1.65	$1,162,608	—	0.55%	to	1.45%	5.21%	to	4.26%
2020	755,456	$1.74	to	$1.58	$1,259,908	—	0.55%	to	1.45%	10.38%	to	9.39%
2019	848,431	$1.58	to	$1.45	$1,287,128	—	0.55%	to	1.45%	12.87%	to	11.86%
2018	966,531	$1.40	to	$1.29	$1,304,637	—	0.55%	to	1.45%	(4.58%)	to	(5.44%)
2017	1,166,069	$1.47	to	$1.37	$1,656,917	—	0.55%	to	1.45%	9.31%	to	8.34%

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	127

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Core Bond, Cl 2
2021	11,968	$1.22	to	$1.08	$14,907	1.16%	0.60%	to	1.90%	(2.01%)	to	(3.26%)
2020	11,429	$1.25	to	$1.11	$14,577	1.88%	0.60%	to	1.90%	7.33%	to	5.94%
2019	8,894	$1.16	to	$1.05	$10,597	2.13%	0.60%	to	1.90%	7.74%	to	6.35%
2018	7,524	$1.08	to	$0.99	$8,353	2.34%	0.60%	to	1.90%	(0.95%)	to	(2.23%)
2017	8,696	$1.09	to	$1.01	$9,776	2.15%	0.60%	to	1.90%	2.72%	to	1.40%
VP Ptnrs Core Eq, Cl 2
2021	3,521	$3.10	to	$2.75	$12,507	—	0.60%	to	1.90%	28.41%	to	26.75%
2020	3,800	$2.42	to	$2.17	$10,567	—	0.60%	to	1.90%	16.03%	to	14.53%
2019	4,244	$2.08	to	$1.90	$10,227	—	0.60%	to	1.90%	25.45%	to	23.83%
2018	4,552	$1.66	to	$1.53	$8,796	—	0.60%	to	1.90%	(8.75%)	to	(9.94%)
2017	4,700	$1.82	to	$1.70	$10,014	—	0.60%	to	1.90%	19.40%	to	17.87%
VP Ptnrs Core Eq, Cl 3
2021	7,412	$3.36	to	$2.98	$23,707	—	0.55%	to	1.45%	28.63%	to	27.48%
2020	8,699	$2.61	to	$2.34	$21,712	—	0.55%	to	1.45%	16.20%	to	15.16%
2019	11,078	$2.25	to	$2.03	$23,860	—	0.55%	to	1.45%	25.69%	to	24.56%
2018	13,454	$1.79	to	$1.63	$23,146	—	0.55%	to	1.45%	(8.59%)	to	(9.41%)
2017	17,029	$1.95	to	$1.80	$32,189	—	0.55%	to	1.45%	19.62%	to	18.55%
VP Ptnrs Intl Core Eq, Cl 2
2021	8,261	$1.66	to	$1.51	$14,774	1.57%	0.60%	to	1.90%	12.51%	to	11.05%
2020	5,101	$1.48	to	$1.36	$8,115	0.22%	0.60%	to	1.90%	10.29%	to	8.88%
2019	5,071	$1.34	to	$1.25	$7,349	2.57%	0.60%	to	1.90%	17.70%	to	16.17%
2018	4,960	$1.14	to	$1.07	$6,132	2.05%	0.60%	to	1.90%	(17.19%)	to	(18.26%)
2017	5,092	$1.37	to	$1.31	$7,640	1.70%	0.60%	to	1.90%	21.42%	to	19.85%
VP Ptnrs Intl Gro, Cl 2
2021	20,542	$1.93	to	$1.73	$44,210	—	0.60%	to	1.90%	9.67%	to	8.25%
2020	18,933	$1.76	to	$1.60	$37,314	0.09%	0.60%	to	1.90%	21.57%	to	20.00%
2019	18,390	$1.44	to	$1.33	$29,908	0.93%	0.60%	to	1.90%	25.61%	to	23.98%
2018	19,459	$1.15	to	$1.07	$25,305	0.86%	0.60%	to	1.90%	(19.60%)	to	(20.64%)
2017	17,562	$1.43	to	$1.35	$28,530	0.52%	0.60%	to	1.90%	25.81%	to	24.19%
VP Ptnrs Intl Val, Cl 2
2021	17,333	$1.34	to	$1.24	$23,456	1.93%	0.60%	to	1.90%	10.98%	to	9.53%
2020	14,868	$1.21	to	$1.13	$18,225	0.74%	0.60%	to	1.90%	(4.71%)	to	(5.94%)
2019	16,045	$1.27	to	$1.20	$20,752	3.61%	0.60%	to	1.90%	12.52%	to	11.08%
2018	14,984	$1.13	to	$1.08	$17,296	2.63%	0.60%	to	1.90%	(17.97%)	to	(19.04%)
2017	13,000	$1.38	to	$1.33	$18,374	1.93%	0.60%	to	1.90%	24.28%	to	22.69%
VP Ptnrs Sm Cap Gro, Cl 2
2021	4,587	$2.63	to	$2.33	$16,540	—	0.60%	to	1.90%	7.37%	to	5.99%
2020	3,948	$2.45	to	$2.20	$13,307	—	0.60%	to	1.90%	37.61%	to	35.83%
2019	3,823	$1.78	to	$1.62	$9,390	—	0.60%	to	1.90%	20.22%	to	18.67%
2018	3,356	$1.48	to	$1.36	$6,890	—	0.60%	to	1.90%	(5.45%)	to	(6.68%)
2017	2,729	$1.56	to	$1.46	$5,935	—	0.60%	to	1.90%	17.79%	to	16.27%
VP Ptnrs Sm Cap Val, Cl 2
2021	4,206	$2.14	to	$1.91	$10,987	—	0.60%	to	1.90%	23.01%	to	21.43%
2020	3,231	$1.74	to	$1.57	$6,905	—	0.60%	to	1.90%	3.36%	to	2.03%
2019	3,438	$1.68	to	$1.54	$7,128	—	0.60%	to	1.90%	18.81%	to	17.28%
2018	3,283	$1.42	to	$1.31	$5,754	—	0.60%	to	1.90%	(14.24%)	to	(15.35%)
2017	2,920	$1.65	to	$1.55	$5,991	—	0.60%	to	1.90%	6.25%	to	4.88%
VP Ptnrs Sm Cap Val, Cl 3
2021	14,915	$4.75	to	$2.42	$60,409	—	0.55%	to	1.45%	23.21%	to	22.10%
2020	17,789	$3.85	to	$1.98	$58,544	—	0.55%	to	1.45%	3.55%	to	2.62%
2019	20,084	$3.72	to	$1.93	$63,888	—	0.55%	to	1.45%	19.00%	to	17.93%
2018	22,961	$3.13	to	$1.63	$61,363	—	0.55%	to	1.45%	(14.07%)	to	(14.85%)
2017	26,821	$3.64	to	$1.92	$83,615	—	0.55%	to	1.45%	6.44%	to	5.49%

128	∎ RIVERSOURCE VARIABLE ACCOUNT 10

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP US Flex Conserv Gro, Cl 2
2021	252,398	$1.29	to	$1.30	$343,216	—	0.55%	to	1.90%	6.91%		to	5.47%
2020	298,161	$1.21	to	$1.23	$381,005	—	0.55%	to	1.90%	5.29%		to	3.88%
2019	216,805	$1.15	to	$1.19	$264,362	—	0.55%	to	1.90%	14.23%		to	12.70%
2018	119,444	$1.00	to	$1.05	$128,176	—	0.55%	to	1.90%	(3.03%)		to	(4.33%)
2017	69,286	$1.04	to	$1.10	$77,087	—	0.55%	to	1.90%	3.43	%(6)	to	9.62%
VP US Flex Gro, Cl 2
2021	2,507,111	$1.45	to	$1.55	$4,081,955	—	0.55%	to	1.90%	14.87%		to	13.32%
2020	2,383,120	$1.27	to	$1.37	$3,392,122	—	0.55%	to	1.90%	4.23%		to	2.83%
2019	2,087,385	$1.21	to	$1.33	$2,862,487	—	0.55%	to	1.90%	19.54%		to	17.94%
2018	1,403,049	$1.02	to	$1.13	$1,616,520	—	0.55%	to	1.90%	(4.45%)		to	(5.73%)
2017	782,503	$1.06	to	$1.20	$948,181	—	0.55%	to	1.90%	6.17	%(6)	to	16.23%
VP US Flex Mod Gro, Cl 2
2021	1,457,022	$1.38	to	$1.43	$2,177,512	—	0.55%	to	1.90%	10.86%		to	9.38%
2020	1,429,369	$1.24	to	$1.30	$1,935,524	—	0.55%	to	1.90%	4.95%		to	3.54%
2019	1,326,348	$1.18	to	$1.26	$1,718,525	—	0.55%	to	1.90%	16.93%		to	15.36%
2018	965,850	$1.01	to	$1.09	$1,074,953	—	0.55%	to	1.90%	(3.77%)		to	(5.06%)
2017	581,575	$1.05	to	$1.15	$675,916	—	0.55%	to	1.90%	4.93	%(6)	to	13.02%
Wanger Intl
2021	36,342	$5.82	to	$2.73	$166,989	0.55%	0.55%	to	1.45%	18.16%		to	17.10%
2020	41,614	$4.93	to	$2.33	$162,608	2.05%	0.55%	to	1.45%	13.74%		to	12.72%
2019	50,662	$4.33	to	$2.07	$174,505	0.79%	0.55%	to	1.45%	29.28%		to	28.12%
2018	60,391	$3.35	to	$1.61	$160,984	2.02%	0.55%	to	1.45%	(18.15%)		to	(18.89%)
2017	68,564	$4.09	to	$1.99	$224,311	1.20%	0.55%	to	1.45%	32.19%		to	31.01%
Wanger USA
2021	39,685	$7.55	to	$3.70	$246,177	0.72%	0.55%	to	1.45%	8.30%		to	7.33%
2020	45,839	$6.97	to	$3.45	$263,234	—	0.55%	to	1.45%	23.55%		to	22.44%
2019	54,642	$5.64	to	$2.82	$253,728	0.26%	0.55%	to	1.45%	30.38%		to	29.21%
2018	63,796	$4.33	to	$2.18	$227,464	0.09%	0.55%	to	1.45%	(2.00%)		to	(2.89%)
2017	73,900	$4.42	to	$2.25	$269,824	—	0.55%	to	1.45%	18.93%		to	17.86%
WA Var Global Hi Yd Bond, Cl II
2021	9,903	$1.33	to	$1.18	$12,619	4.22%	0.55%	to	1.90%	0.49%		to	(0.86%)
2020	8,499	$1.33	to	$1.19	$10,857	3.76%	0.55%	to	1.90%	6.53%		to	5.11%
2019	9,240	$1.24	to	$1.14	$11,151	5.39%	0.55%	to	1.90%	13.39%		to	11.86%
2018	8,318	$1.10	to	$1.02	$8,870	4.55%	0.55%	to	1.90%	(4.69%)		to	(5.98%)
2017	9,079	$1.15	to	$1.08	$10,224	5.77%	0.55%	to	1.90%	7.83%		to	6.39%

(1)	The accumulation unit values and total returns are presented as a range of values based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 28, 2017.
(6)	New subaccount operations commenced on September 18, 2017.
(7)	New subaccount operations commenced on April 27, 2018.
(8)	New subaccount operations commenced on April 24, 2020.
(9)	New subaccount operations commenced on May 3, 2021.

RIVERSOURCE VARIABLE ACCOUNT 10 ∎	129

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2021 and 2020, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of the reserves for long term care policies

As described in Notes 2 and 10 to the consolidated financial statements, the total reserves for long term care policies was $5,664 million as of December 31, 2021, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Liabilities for estimates of benefits that will become payable on future claims on long term care policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Management utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. The best estimate assumptions include expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods, and it is recorded as a component of benefits, claims, losses and settlement expenses. As disclosed by management, this review did not result in the identification of a premium deficiency for 2021.

The principal considerations for our determination that performing procedures relating to the valuation of the reserves for long term care policies is a critical audit matter are the significant judgment by management when developing the current best estimate assumptions used in the premium deficiency test on the reserves for long term care policies, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to management’s current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates, and interest rates earned on assets supporting the liability. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s premium deficiency test on the reserves for long term care policies, including controls over management’s development of the current best estimate assumptions. These procedures also included, among others, evaluating and testing management’s process for performing the premium deficiency testing on the reserves for long term care policies, including testing that assumptions are accurately reflected in the valuation models and testing the completeness and accuracy of underlying data used by management. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates, and interest rates earned on assets supporting the liability based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s valuation models.

Valuation of the embedded derivatives in certain variable annuity riders

As described in Notes 2, 10, 11, and 13 to the consolidated financial statements, management values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. As there is no active market for the transfer of these embedded derivatives, such internal valuation models estimate fair value by discounting expected cash flows. As of December 31, 2021, the net embedded derivative liability in certain variable annuity riders was $1,486 million, and is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Management’s discounted cash flow model for estimating fair value includes observable capital market assumptions and incorporates significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk, all of which management believes a market participant would expect.

The principal considerations for our determination that performing procedures relating to the valuation of the embedded derivatives in certain variable annuity riders is a critical audit matter are the significant judgment by management to estimate the fair value of the embedded derivatives in certain variable annuity riders, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls related to the

Company’s estimate of the fair value of embedded derivatives in certain variable annuity riders, including controls over the significant unobservable inputs. These procedures also included, among others, evaluating and testing management’s process for developing the fair value estimate. Testing management’s process included evaluating the reasonableness of the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk and testing the completeness and accuracy of underlying data used by management in the development of the significant unobservable inputs. Professionals with specialized skill and knowledge were used to assist in (i) evaluating the reasonableness of certain significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

Valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities

As described in Notes 2, 10, and 11 to the consolidated financial statements, the Company issues universal life, variable universal life and variable annuity policies that have product features that are accounted for as insurance liabilities. As disclosed by management, the liability for these policies, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet, is determined using actuarial models to estimate the present value of the projected benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments. Significant assumptions used by management in projecting the present value of future benefits and assessments include customer asset value growth rates, mortality, persistency, and investment margins, and additionally for variable annuity policies, benefit utilization.

The principal considerations for our determination that performing procedures relating to the valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities is a critical audit matter are the significant judgment by management when developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating management’s significant assumptions related to customer asset value growth rates, persistency, investment margins, and, for variable annuity policies, benefit utilization. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, including controls over management’s development of the significant assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the significant assumptions related to customer asset value growth rates, persistency, benefit utilization and investment margins based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 25, 2022

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2021	2020
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2021, $14,718; 2020, $20,260; allowance for credit losses: 2021, $1; 2020, $10)	$16,239	$22,855
Mortgage loans, at amortized cost (allowance for credit losses: 2021, $12; 2020, $28)	1,788	2,574
Policy loans	834	846
Other investments (allowance for credit losses: 2021, nil; 2020, $7)	230	701
Total investments	19,091	26,976
Investments of consolidated investment entities, at fair value	2,184	1,918
Cash and cash equivalents	3,200	3,191
Cash of consolidated investment entities, at fair value	121	94
Reinsurance recoverables (allowance for credit losses: 2021, $11; 2020, $8)	4,529	3,409
Receivables	8,148	1,613
Receivables of consolidated investment entities, at fair value	17	16
Accrued investment income	124	172
Deferred acquisition costs	2,757	2,508
Other assets	7,084	6,969
Other assets of consolidated investment entities, at fair value	3	2
Separate account assets	92,238	87,556
Total assets	$139,496	$134,424

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$35,744	$33,986
Short-term borrowings	200	200
Debt of consolidated investment entities, at fair value	2,164	1,913
Long-term debt	500	500
Other liabilities	6,628	6,887
Other liabilities of consolidated investment entities, at fair value	137	69
Separate account liabilities	92,238	87,556
Total liabilities	137,611	131,111
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Retained earnings (deficit)	(912)	(76)
Accumulated other comprehensive income, net of tax	328	920
Total shareholder’s equity	1,885	3,313
Total liabilities and shareholder’s equity	$139,496	$134,424

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2021	2020	2019
Revenues
Premiums	$(871)	$341	$397
Net investment income	827	869	917
Policy and contract charges	2,304	2,094	2,042
Other revenues	616	482	464
Net realized investment gains (losses)	595	(10)	(2)
Total revenues	3,471	3,776	3,818

Benefits and expenses
Benefits, claims, losses and settlement expenses	715	1,805	1,804
Interest credited to fixed accounts	600	644	669
Amortization of deferred acquisition costs	112	264	133
Interest and debt expense	105	5	—
Other insurance and operating expenses	738	665	685
Total benefits and expenses	2,270	3,383	3,291
Pretax income (loss)	1,201	393	527
Income tax provision (benefit)	137	(45)	(60)
Net income	$1,064	$438	$587

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2021	2020	2019

Net income	$1,064	$438	$587
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(592)	346	529
Total other comprehensive income (loss), net of tax	(592)	346	529
Total comprehensive income	$472	$784	$1,116

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2019	$3	$2,466	$1,058	$45	$3,572
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(2)	—	(2)
Net income	—	—	587	—	587
Other comprehensive income (loss), net of tax	—	—	—	529	529
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,350)	—	(1,350)

Balances at December 31, 2019	3	2,466	293	574	3,336
Cumulative effect of adoption of current expected credit losses guidance	—	—	(7)	—	(7)
Net income	—	—	438	—	438
Other comprehensive income (loss), net of tax	—	—	—	346	346
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)

Balances at December 31, 2020	3	2,466	(76)	920	$3,313
Net income	—	—	1,064	—	1,064
Other comprehensive income (loss), net of tax	—	—	—	(592)	(592)
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,900)	—	(1,900)
Balances at December 31, 2021	$3	$2,466	$(912)	$328	$1,885

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2021	2020	2019
Cash Flows from Operating Activities
Net income	$1,064	$438	$587
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(98)	(22)	(22)
Deferred income tax (benefit) expense	(40)	(278)	(278)
Contractholder and policyholder charges, non-cash	(390)	(385)	(380)
Loss from equity method investments	72	73	99
Net realized investment (gains) losses	(611)	(12)	(15)
Impairments and provision for loan losses	(3)	22	17
Net losses (gains) of consolidated investment entities	(20)	(2)	—
Changes in operating assets and liabilities:
Deferred acquisition costs	(155)	48	(106)
Policyholder account balances, future policy benefits and claims, net	2,478	3,441	751
Derivatives, net of collateral	(575)	(134)	333
Reinsurance recoverables	29	(166)	(90)
Other receivables	114	62	19
Accrued investment income	10	(3)	26
Current income tax, net	(321)	378	2
Other operating assets and liabilities of consolidated investment entities	20	—	—
Other, net	4	79	23
Net cash provided by (used in) operating activities	1,578	3,539	966

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	555	102	232
Maturities, sinking fund payments and calls	2,804	2,813	2,250
Purchases	(3,677)	(4,069)	(1,772)
Proceeds from sales, maturities and repayments of mortgage loans	272	207	223
Funding of mortgage loans	(215)	(135)	(331)
Proceeds from sales and collections of other investments	93	123	129
Purchase of other investments	(32)	(184)	(164)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	1,047	46	—
Purchase of investments by consolidated investment entities	(1,603)	(57)	—
Purchase of equipment and software	(13)	(10)	(10)
Change in policy loans, net	12	21	(6)
Cash paid for deposit receivables	(377)	(4)	(349)
Cash received for deposit receivables	254	93	98
Advance on line of credit to Ameriprise Financial, Inc.	(1)	(702)	—
Repayment from Ameriprise Financial, Inc. on line of credit	1	702	—
Cash paid for written options with deferred premiums	(552)	(338)	(243)
Cash received from written options with deferred premiums	106	133	170
Net cash impact of consolidating consolidated investment entities	—	83	—
Other, net	(39)	2	42
Net cash provided by (used in) investing activities	(1,365)	(1,174)	269

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	$1,553	$1,649	$2,152
Net transfers from (to) separate accounts	(273)	(125)	(86)
Surrenders and other benefits	(1,365)	(1,357)	(1,728)
Proceeds from line of credit with Ameriprise Financial, Inc.	6	186	73
Repayments to Ameriprise Financial, Inc. on line of credit	(6)	(236)	(23)
Proceeds from long-term debt with Ameriprise Financial, Inc.	—	500	—
Cash received from purchased options with deferred premiums	1,350	40	206
Cash paid for purchased options with deferred premiums	(156)	(211)	(289)
Borrowings by consolidated investment entities	1,756	—	—
Repayments of debt by consolidated investment entities	(1,142)	(1)	—
Cash dividends to Ameriprise Financial, Inc.	(1,900)	(800)	(1,350)
Net cash provided by (used in) financing activities	(177)	(355)	(1,045)
Net increase (decrease) in cash and cash equivalents	36	2,010	190
Cash and cash equivalents at beginning of period	3,285	1,275	1,085
Cash and cash equivalents at end of period	$3,321	$3,285	$1,275

Supplemental Disclosures:
Income taxes paid (received), net	$496	$(143)	$215
Interest paid on borrowings	—	2	5
Interest paid by consolidated investment entities	90	—	—
Non-cash investing activity:
Partnership commitments not yet remitted	—	—	4
Exchange of an investment that resulted in a realized gain and an increase to amortized cost	17	—	—
Investments transferred in connection with fixed annuity reinsurance transaction	7,513	—	1,265

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15.

During the third quarter of 2021, RiverSource Life Insurance Company closed on a transaction with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company (“Commonwealth”), effective July 1, 2021, to reinsure approximately $7.0 billion of fixed deferred and immediate annuity policies. As part of the transaction, RiverSource Life Insurance Company transferred $7.8 billion in consideration primarily consisting of Available-for-Sale securities, commercial mortgage loans, syndicated loans and cash. The transaction resulted in a net realized gain of approximately $532 million on investments sold. A similar previously announced transaction with RiverSource Life of New York did not receive regulatory approval in time to close by September 30, 2021 and the transaction was terminated by the parties.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. Other than disclosed in Note 14, no other subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. In 2020, the Company began offering structured variable annuities which give contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. During 2021, the Company made the decision to discontinue new sales of substantially all of its variable annuities with living benefit guarantees at the end of 2021, with a full exit by mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees and its single-pay fixed universal life with a long term care rider products at the end of 2021.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted accounting standard, Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments, on January 1, 2020. The significant accounting policies for Available-for-Sale Securities, Financing Receivables, and Reinsurance were updated as a result of adopting the new accounting standard.

RiverSource Life Insurance Company

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, litigation reserves, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

RiverSource Life Insurance Company

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments. However, for Available-for-Sale securities that recognized an impairment prior to January 1, 2020 by reducing the book value of the security, the difference between the new amortized cost basis and the improved cash flows expected to be collected is accreted as interest income.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for loan losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic

RiverSource Life Insurance Company

conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Modifications to loan terms do not automatically result in troubled debt restructurings (“TDRs”). Per the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus, modifications made on a good faith basis in response to the coronavirus disease 2019 (“COVID-19”) pandemic to borrowers who were not more than 30 days past due as of December 31, 2019, such as payment deferrals, extensions of repayment terms, fee waivers, or delays in payment that are not significant to the unpaid principal value of the loan, are not considered TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated selling costs. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

RiverSource Life Insurance Company

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) , DI and life contingent immediate annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured long term care business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2021 and 2020, land, buildings, equipment and software were $123 million and $124 million, respectively, net of accumulated depreciation of $216 million and $202 million, respectively. Depreciation and amortization expense for the years ended December 31, 2021, 2020 and 2019 was $14 million, $14 million and $16 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or

RiverSource Life Insurance Company

cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable, structured variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC

RiverSource Life Insurance Company

balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, gain gross-up (“GGU”), guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of structured variable annuities, indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as Reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable and structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable, structured variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

RiverSource Life Insurance Company

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB and GGU liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 13 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy

RiverSource Life Insurance Company

persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 19 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

RiverSource Life Insurance Company

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the Financial Accounting Standards Board (“FASB”) updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to: (1) accounting principles related to intra-period tax allocation to be applied on a prospective basis, (2) deferred tax liabilities related to outside basis differences to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption, and (3) year-to-date losses in interim periods to be applied on a prospective basis. The update also amends existing guidance related to situations when an entity receives: (1) a step-up in the tax basis of goodwill to be applied on a prospective basis, (2) an allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements to be applied on a retrospective basis for all periods presented, (3) interim recognition of enactment of tax laws or rate changes to be applied on a prospective basis, and (4) franchise taxes and other taxes partially based on income to be applied on a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The Company adopted the standard on January 1, 2021. The adoption of this standard had no impact on the Company’s consolidated financial condition or results of operations.

Future Adoption of New Accounting Standards

Reference Rate Reform — Expedients for Contract Modifications

In March 2020, the FASB updated the accounting standards to provide optional expedients and exceptions for applying GAAP to contracts, hedging or other transactions that are affected by reference rate reform (i.e., the elimination of LIBOR). The following expedients are provided for modified contracts whose reference rate is changed: (1) receivables and debt contracts are accounted for prospectively by adjusting the effective interest rate, (2) leases are accounted for as a continuation of the existing contracts with no reassessments of the lease classification and discount rate or remeasurements of lease payments that otherwise would be required, and (3) an entity is not required to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract. The amendments in this update were effective upon issuance and must be elected prior to December 31, 2022. When elected, the optional expedients for contract modifications must be applied consistently for all eligible contracts or eligible transactions. In January 2021, FASB updated the standard to allow an entity to elect to apply the treatment under the original guidance to derivative instruments that use an interest rate that for margining, discounting or contract price alignment that will be modified due to reference rate reform but did not qualify under the original guidance. The Company has not yet applied any of the optional expedients. The adoption of the standard is not expected to have an impact on the Company’s consolidated results of operations and financial condition.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature including the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing

RiverSource Life Insurance Company

policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. The standard is effective for interim and annual periods beginning after December 15, 2022. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently in the process of implementing the standard, including the implementation of controlled measurement and reporting processes. The Company expects the impact of adopting the standard to be material to its consolidated financial condition and results of operations.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income.

	Years Ended December 31,
(in millions)	2021	2020	2019
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$193	$173	$170
Unaffiliated	17	14	14
Total	210	187	184
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	49	44	43
Unaffiliated	20	18	20
	69	62	63
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	389	351	344
Unaffiliated	5	4	4
	394	355	348
Total	463	417	411
Total revenue from contracts with customers	673	604	595
Revenue from other sources(1)	2,798	3,172	3,223
Total revenues	$3,471	$3,776	$3,818

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is

RiverSource Life Insurance Company

not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $62 million and $57 million as of December 31, 2021 and 2020, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any support to these entities. The Company has unfunded commitments related to consolidated CLOs of $27 million and $13 million as of December 31, 2021 and 2020, respectively. See Note 20 for information on future funding commitments of other VIEs.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

CLOs

CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary and has the power to direct the activities that most significantly impact the economic performance of the CLO.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $138 million and $200 million as of December 31, 2021 and 2020, respectively. The Company had a $8 million and $9 million liability recorded as of December 31, 2021 and 2020, respectively, related to original purchase commitments not yet remitted to the VIEs. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

RiverSource Life Insurance Company

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. See Note 6 for additional information on these structured investments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 13 for the definition of the three levels of the fair value hierarchy.

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common stocks	$—	$3	$—	$3
Syndicated loans	—	2,117	64	2,181
Total investments	—	2,120	64	2,184
Receivables	—	17	—	17
Other assets	—	—	3	3
Total assets at fair value	$—	$2,137	$67	$2,204
Liabilities
Debt(1)	$—	$2,164	$—	$2,164
Other liabilities	—	137	—	137
Total liabilities at fair value	$—	$2,301	$—	$2,301

	December 31, 2020
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$8	$—	$8
Common stocks	—	1	—	1
Syndicated loans	—	1,817	92	1,909
Total investments	—	1,826	92	1,918
Receivables	—	16	—	16
Other assets	—	—	2	2
Total assets at fair value	$—	$1,842	$94	$1,936
Liabilities
Debt(1)	$—	$1,913	$—	$1,913
Other liabilities	—	69	—	69
Total liabilities at fair value	$—	$1,982	$—	$1,982

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.2 billion and $2.0 billion as of December 31, 2021 and 2020, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

	Syndicated Loans	Other Assets
Balance, January 1, 2021	$92	$2
Total gains (losses) included in:
Net income	2 (1)	1	(1)
Purchases	106	—
Sales	(38)	—
Settlements	(49)	—
Transfers into Level 3	119	2
Transfers out of Level 3	(150)	(2)
Deconsolidation of consolidated investment entities	(18)	—
Balance, December 31, 2021	$64	$3
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2021	$—	$1	(1)

(in millions)	Syndicated Loans	Other Assets
Balance, January 1, 2020	$—	$—
Purchases	—	2
Sales	(2)	—
Transfers into Level 3	15	—
Transfers out of Level 3	(70)	—
Consolidation of consolidated investment entities	149	—
Balance, December 31, 2020	$92	$2
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2020	$—	$—

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2021 and 2020 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 13 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled held by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on the CLO debt.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

RiverSource Life Insurance Company

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

(in millions)	December 31, 2021	December 31, 2020
Syndicated loans
Unpaid principal balance	$2,233	$1,990
Excess unpaid principal over fair value	(52)	(81)
Fair value	$2,181	$1,909
Fair value of loans more than 90 days past due	$—	$5
Fair value of loans in nonaccrual status	13	19
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	10	24
Debt
Unpaid principal balance	$2,296	$2,069
Excess unpaid principal over fair value	(132)	(156)
Carrying value(1)	$2,164	$1,913

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.2 billion and $2.0 billion as of December 31, 2021 and 2020, respectively.

During the first quarter of 2021, the Company launched two new CLOs and issued debt of $817 million.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in net investment income. Gains and losses related to changes in the fair value of investments are recorded in net investment income and gains and losses on sales of investments are recorded in net realized investment gains (losses). Interest expense on debt is recorded in interest and debt expense with gains and losses related to changes in the fair value of debt recorded in net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2021 and 2020.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
(in millions)	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Debt of consolidated CLOs due 2028-2034	$2,164	$1,913	1.7%	2.1%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 9.4%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2021
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$8,447	$1,238	$(47)	$—	$9,638
Residential mortgage backed securities	2,226	36	(12)	—	2,250
Commercial mortgage backed securities	2,615	56	(15)	—	2,656
State and municipal obligations	832	244	(1)	(1)	1,074
Asset backed securities	517	22	(2)	—	537
Foreign government bonds and obligations	80	4	(1)	—	83
U.S. government and agency obligations	1	—	—	—	1
Total	$14,718	$1,600	$(78)	$(1)	$16,239

RiverSource Life Insurance Company

	December 31, 2020
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$10,982	$1,903	$(2)	$(10)	$12,873
Residential mortgage backed securities	2,888	115	(1)	—	3,002
Commercial mortgage backed securities	3,935	235	(4)	—	4,166
State and municipal obligations	1,050	295	(1)	—	1,344
Asset backed securities	1,168	45	(1)	—	1,212
Foreign government bonds and obligations	236	22	(1)	—	257
U.S. government and agency obligations	1	—	—	—	1
Total	$20,260	$2,615	$(10)	$(10)	$22,855
In March 2020, the Company purchased $368 million of investments at fair value, primarily agency residential mortgage backed securities, from Ameriprise Financial.

As of December 31, 2021 and 2020, accrued interest of $118 million and $158 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2021 and 2020, investment securities with a fair value of $2.4 billion and $2.9 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $314 million and $454 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2021 and 2020, fixed maturity securities comprised approximately 85% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2021 and 2020, $359 million and $553 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2021			December 31, 2020
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$5,031	$5,107	31%	$7,323	$7,698	34%
AA	757	932	6	1,036	1,266	6
A	1,662	2,013	12	2,663	3,235	14
BBB	6,293	7,063	44	7,770	9,026	39
Below investment grade	975	1,124	7	1,468	1,630	7
Total fixed maturities	$14,718	$16,239	100%	$20,260	$22,855	100%

As of December 31, 2021 and 2020, approximately 40% and 37%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. The Company had holdings of $289 million in Ameriprise Advisor Financing, LLC (“AAF”), an affiliate of the Company, $247 million in Kraft Heinz Co., $225 million in Duke Energy Corp., $221 million in AT&T Inc., and $210 million in Suncor Energy Inc., which were greater than 10% of the Company’s total shareholder’s equity as of December 31, 2021. The Company had holdings of $372 million in AAF which was greater than 10% of the Company’s total shareholder’s equity as of December 31, 2020. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of both December 31, 2021 and 2020.

RiverSource Life Insurance Company

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2021
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	102	$2,007	$(42)	14	$81	$(5)	116	$2,088	$(47)
Residential mortgage backed securities	55	1,162	(12)	2	1	—	57	1,163	(12)
Commercial mortgage backed securities	60	809	(15)	3	13	—	63	822	(15)
State and municipal obligations	25	63	(1)	—	—	—	25	63	(1)
Asset backed securities	5	91	(2)	—	—	—	5	91	(2)
Foreign government bonds and obligations	5	6	—	6	4	(1)	11	10	(1)
Total	252	$4,138	$(72)	25	$99	$(6)	277	$4,237	$(78)

	December 31, 2020
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	26	$228	$(1)	1	$12	$(1)	27	$240	$(2)
Residential mortgage backed securities	11	47	(1)	7	14	—	18	61	(1)
Commercial mortgage backed securities	12	179	(3)	7	60	(1)	19	239	(4)
State and municipal obligations	2	4	—	1	4	(1)	3	8	(1)
Asset backed securities	4	65	—	2	36	(1)	6	101	(1)
Foreign government bonds and obligations	1	3	—	7	8	(1)	8	11	(1)
Total	56	$526	$(5)	25	$134	$(5)	81	$660	$(10)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2021 is primarily attributable to higher interest rates. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2021 and 2020, approximately 92% and 83%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following tables present a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2021	$10	$—	$10
Additions for which credit losses were not previously recorded	—	1	1
Charge-offs	(10)	—	(10)
Balance at December 31, 2021	$—	$1	$1

(in millions)	Corporate Debt Securities
Balance at January 1, 2020(1)	$—
Additions for which credit losses were not previously recorded	13
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(3)
Balance at December 31, 2020	$10

(1)

Prior to January 1, 2020, credit losses on Available-for-Sale securities were not recorded in an allowance but were recorded as a reduction of the book value of the security if the security was other-than-temporarily impaired.

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Gross realized investment gains	$576	$17	$29
Gross realized investment losses	(6)	(2)	(14)
Credit losses	(1)	(10)	(17)
Other impairments	(13)	—	—
Total	$556	$5	$(2)

Credit losses for the year ended December 31, 2021 primarily related to recording an allowance for credit losses on certain state and municipal securities. For the year ended December 31, 2020, credit losses primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other-than-temporary impairments for the year ended December 31, 2019 related to corporate debt securities. Other impairments for the year ended December 31, 2021 related to Available-for-Sale securities that were impaired when they were classified as held for sale prior to being sold in the reinsurance transaction. See Note 1 for more information on the reinsurance transaction.

See Note 18 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2021 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$470	$476
Due after one year through five years	1,878	1,981
Due after five years through 10 years	3,283	3,359
Due after 10 years	3,729	4,980
	9,360	10,796
Residential mortgage backed securities	2,226	2,250
Commercial mortgage backed securities	2,615	2,656
Asset backed securities	517	537
Total	$14,718	$16,239

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2021	2020	2019
Fixed maturities	$643	$777	$848
Mortgage loans	102	115	119
Other investments	101	(3)	(26)
	846	889	941
Less: investment expenses	19	20	24
Total	$827	$869	$917

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Fixed maturities	$556	$5	$(2)
Mortgage loans	57	(10)	—
Other investments	(18)	(5)	—
Total	$595	$(10)	$(2)

7.  FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

RiverSource Life Insurance Company

Allowance for Credit Losses

The following tables present a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance, January 1, 2021	$35
Provisions	(23)
Balance, December 31, 2021	$12

(in millions)	Commercial Loans
Balance, December 31, 2019(1)	$20
Cumulative effect of adoption of current expected credit losses guidance	3
Balance, January 1, 2020	23
Provisions	12
Balance, December 31, 2020	$35

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

(in millions)	Commercial Loans
Balance, January 1, 2019	$20
Charge-offs	—
Balance, December 31, 2019	$20

The decrease in the allowance for credit losses provision for commercial loans reflects the sale of certain commercial mortgage loans and syndicated loans in conjunction with the fixed deferred and immediate annuity reinsurance transaction discussed in Note 1.

As of December 31, 2021 and 2020, accrued interest on commercial loans was $11 million and $14 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

During the year ended December 31, 2021, the Company sold $746 million of commercial mortgage loans.

During the years ended December 31, 2021, 2020 and 2019, the Company purchased $26 million, $140 million and $121 million, respectively, of syndicated loans and sold $340 million, $13 million and $43 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

Nonperforming loans were nil and $7 million as of December 31, 2021 and 2020, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2021 and 2020. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. Total commercial mortgage loan modifications through December 31, 2020 due to the COVID-19 pandemic consisted of 88 loans with a total unpaid balance of $360 million. Modifications primarily consisted of short-term forbearance and interest only payments. There were no additional modifications during the year ended December 31, 2021. As of December 31, 2021, there were no loans remaining that were modified due to COVID-19. All loans returned to their normal payment schedules. Total commercial mortgage loans past due were nil as of both December 31, 2021 and 2020.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2021
Loan-to-Value Ratio	2021	2020	2019	2018	2017	Prior	Total
	(in millions)
> 100%	$—	$—	$20	$10	$—	$29	$59
80% - 100%	9	2	9	2	—	29	51
60% - 80%	141	76	59	15	58	133	482
40% - 60%	37	30	75	74	49	393	658
< 40%	6	8	46	—	47	443	550
Total	$193	$116	$209	$101	$154	$1,027	$1,800

	December 31, 2020
Loan-to-Value Ratio	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
> 100%	$—	$—	$2	$—	$—	$10	$12
80% - 100%	15	16	9	3	7	15	65
60% - 80%	85	152	27	29	46	141	480
40% - 60%	20	50	74	147	111	543	945
< 40%	7	22	69	88	58	856	1,100
Total	$127	$240	$181	$267	$222	$1,565	$2,602

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	(in millions)
East North Central	$183	$250	10%	10%
East South Central	54	111	3	4
Middle Atlantic	107	165	6	6
Mountain	111	234	6	10
New England	21	47	1	2
Pacific	589	784	33	30
South Atlantic	477	663	26	25
West North Central	136	192	8	7
West South Central	122	156	7	6

	1,800	2,602	100%	100%

Less: allowance for credit losses	12	28

Total	$1,788	$2,574

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	(in millions)
Apartments	$464	$680	26%	26%
Hotel	15	49	1	2
Industrial	293	401	16	16
Mixed use	57	76	3	3
Office	254	358	14	14
Retail	589	843	33	32
Other	128	195	7	7

	1,800	2,602	100%	100%

Less: allowance for credit losses	12	28

Total	$1,788	$2,574

RiverSource Life Insurance Company

Syndicated Loans

The recorded investment in syndicated loans as of December 31, 2021 and 2020 was $43 million and $446 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. Total syndicated loans past due were nil and $2 million as of December 31, 2021 and 2020, respectively. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality.

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2021
Internal Risk Rating	2021	2020	2019	2018	2017	Prior	Total
	(in millions)
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	—	—	—	1	1
Risk 2	11	—	4	1	8	4	28
Risk 1	4	—	—	3	3	4	14
Total	$15	$—	$4	$4	$11	$9	$43

	December 31, 2020
Internal Risk Rating	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Risk 5	$—	$—	$—	$—	$—	$2	$2
Risk 4	—	—	3	7	—	7	17
Risk 3	—	7	6	19	10	18	60
Risk 2	23	42	45	51	10	32	203
Risk 1	14	25	35	43	17	30	164
Total	$37	$74	$89	$120	$37	$89	$446

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $7.9 billion and $1.4 billion as of December 31, 2021 and 2020, respectively. Deposit receivables are fully collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the nature of the underlying assets and the potential for changes in the collateral value, there was no allowance for credit losses for deposit receivables as of December 31, 2021 and 2020. The increase in deposit receivables is primarily driven by the reinsurance transaction, effective July 1, 2021, to reinsure fixed deferred and non-life contingent immediate annuity policies. See Note 1 for more information on the fixed deferred and immediate annuity reinsurance transaction.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2021, 2020 and 2019. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2021 primarily reflected a favorable impact from lower surrenders on variable annuities with living benefits and UL and VUL insurance products. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits.

RiverSource Life Insurance Company

The balances of and changes in DAC were as follows:

(in millions)	2021	2020	2019
Balance at January 1	$2,508	$2,673	$2,742
Capitalization of acquisition costs	267	216	239
Amortization	(172)	(164)	(119)
Amortization, impact of valuation assumptions review	60	(100)	(14)
Impact of change in net unrealized (gains) losses on securities	94	(117)	(175)
Balance at December 31	$2,757	$2,508	$2,673

The balances of and changes in DSIC, which is included in Other assets, were as follows:

(in millions)	2021	2020	2019
Balance at January 1	$187	$216	$249
Capitalization of sales inducement costs	1	1	1
Amortization	(16)	(13)	(15)
Amortization, impact of valuation assumptions review	2	(16)	—
Impact of change in net unrealized (gains) losses on securities	13	(1)	(19)
Balance at December 31	$187	$187	$216

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. During the third quarter of 2021, the Company reinsured 100% of its insurance risk associated with its life contingent immediate annuity policies in force as of July 1, 2021 through a reinsurance agreement with Commonwealth. Policies issued after July 1, 2021 are not subject to this reinsurance agreement. See Note 1 for more information on the fixed deferred and immediate annuity reinsurance transaction.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2021 and 2020, traditional life and UL insurance policies in force were $198.6 billion and $195.7 billion, respectively, of which $145.1 billion and $143.6 billion as of December 31, 2021 and 2020 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Direct premiums	$490	$565	$621
Reinsurance ceded	(1,361)	(224)	(224)
Net premiums	$(871)	$341	$397

RiverSource Life Insurance Company

Policy and contract charges are presented on the Consolidated Statements of Income net of $152 million, $140 million and $132 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2021, 2020 and 2019, respectively.

The amount of claims recovered through reinsurance on all contracts was $404 million, $400 million and $377 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Reinsurance recoverables include approximately $2.6 billion and $2.7 billion related to LTC risk ceded to Genworth as of December 31, 2021 and 2020, respectively.

Policyholder account balances, future policy benefits and claims include $413 million and $440 million related to previously assumed reinsurance arrangements as of December 31, 2021 and 2020, respectively.

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2021	2020
Policyholder account balances
Fixed annuities(1)	$8,117	$8,531
Variable annuity fixed sub-accounts	4,990	5,104
UL/VUL insurance	3,103	3,122
IUL insurance	2,534	2,269
Structured variable annuities	4,440	1,371
Other life insurance	563	605
Total policyholder account balances	23,747	21,002
Future policy benefits
Variable annuity GMWB	2,336	3,049
Variable annuity GMAB(2)	(23)	1
Other annuity liabilities	67	211
Fixed annuity life contingent liabilities	1,278	1,370
Life and DI insurance	1,139	1,187
LTC insurance	5,664	5,722
UL/VUL and other life insurance additional liabilities	1,291	1,259
Total future policy benefits	11,752	12,799
Policy claims and other policyholders’ funds	245	185
Total policyholder account balances, future policy benefits and claims	$35,744	$33,986

(1)	Includes fixed deferred annuities, non-life contingent fixed payout annuities and fixed deferred indexed annuity host contracts.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of December 31, 2021 reported as a contra liability.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.23% to 9.38% as of December 31, 2021, depending on year of issue, with an average rate of approximately 3.6%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

The Company’s equity indexed annuity (“EIA”) product is a single premium fixed deferred annuity. The Company discontinued new sales of EIAs in 2007. The contract was issued with an initial term of seven years and interest earnings are linked to the performance of the S&P 500® Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity contracts in fixed rate securities and hedges the equity risk with derivative instruments.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The Company previously offered S&P 500® Index and MSCI® EAFE Index account options. Both options offered two crediting durations, one-year and two-year. The contractholder could allocate all or a portion of the policy value to a fixed or indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. The contractholder could choose to add a GMWB for life rider for an additional fee.

See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed annuities.

RiverSource Life Insurance Company

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB or GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GGU and GMIB provisions. See Note 13 and Note 17 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

Structured Variable Annuities

In 2020, the Company began offering structured variable annuities which gives contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.25% to 10% as of December 31, 2021. Anticipated interest rates for DI policies ranged from 3.00% to 7.5% as of December 31, 2021 and for LTC policies ranged from 5% to 5.7% as of December 31, 2021.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 5.95% for DI and LTC claims, respectively, as of December 31, 2021.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2021	2020
Variable annuity	$82,862	$79,299
VUL insurance	9,343	8,226
Other insurance	33	31
Total	$92,238	$87,556

RiverSource Life Insurance Company

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB or GGU provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB and GGU provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2021				December 31, 2020
Variable Annuity Guarantees by Benefit Type(1) (in millions, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$70,020	$68,145	$6	69	$66,874	$64,932	$5	68
Five/six-year reset	8,309	5,612	6	68	8,116	5,386	6	68
One-year ratchet	6,177	5,858	13	71	6,094	5,763	8	71
Five-year ratchet	1,438	1,386	1	68	1,436	1,381	—	67
Other	1,302	1,286	38	74	1,261	1,243	45	73
Total — GMDB	$87,246	$82,287	$64	69	$83,781	$78,705	$64	68
GGU death benefit	$1,260	$1,198	$184	72	$1,183	$1,126	$162	71
GMIB	$184	$170	$4	71	$187	$173	$6	71
GMWB:
GMWB	$1,900	$1,895	$1	75	$1,972	$1,967	$1	74
GMWB for life	52,387	52,334	187	69	50,142	50,057	185	69
Total — GMWB	$54,287	$54,229	$188	69	$52,114	$52,024	$186	69
GMAB	$2,005	$2,005	$—	62	$2,291	$2,291	$—	61

RiverSource Life Insurance Company

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB, GGU and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2021		December 31, 2020
(in millions, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$6,564	68	$6,587	67

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2019	$19	$8	$875	$(19)	$659
Incurred claims	2	(1)	587	(20)	141
Paid claims	(5)	—	—	—	(42)
Balance at December 31, 2019	16	7	1,462	(39)	758
Incurred claims	15	—	1,587	40	209
Paid claims	(7)	(1)	—	—	(51)
Balance at December 31, 2020	24	6	3,049	1	916
Incurred claims	17	—	(713)	(24)	140
Paid claims	(5)	(1)	—	—	(36)
Balance at December 31, 2021	$36	$5	$2,336	$(23)	$1,020

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2021	2020
Mutual funds:
Equity	$49,183	$45,947
Bond	24,998	26,073
Other	8,316	6,911
Total mutual funds	$82,497	$78,931

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2021, 2020 and 2019.

12.  DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in Investments and was $1.0 billion and $1.2 billion as of December 31, 2021 and 2020, respectively. The amount of the Company’s liability including accrued interest was $200 million as of both December 31, 2021 and 2020. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2021 and 2020. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2021 and 2020 was 0.3% and 0.4%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the

RiverSource Life Insurance Company

agreement is established by reference to London Inter-Bank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2021 and 2020.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2021 and 2020.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2021 and 2020.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2021 and 2020 and is recorded in Long-term debt.

13.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$9,142	$496	$9,638
Residential mortgage backed securities	—	2,250	—	2,250
Commercial mortgage backed securities	—	2,656	—	2,656
State and municipal obligations	—	1,074	—	1,074
Asset backed securities	—	246	291	537
Foreign government bonds and obligations	—	83	—	83
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,451	787	16,239
Cash equivalents	1,985	1,191	—	3,176
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	59	59
Other assets:
Interest rate derivative contracts	1	1,251	—	1,252
Equity derivative contracts	158	4,080	—	4,238
Foreign exchange derivative contracts	1	17	—	18
Credit derivative contracts	—	9	—	9
Total other assets	160	5,357	—	5,517
Separate account assets at net asset value (“NAV”)				92,238	(1)
Total assets at fair value	$2,146	$21,999	$846	$117,229

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$5	$56	$61
IUL embedded derivatives	—	—	905	905
GMWB and GMAB embedded derivatives	—	—	1,486	1,486	(2)
Structured variable annuity embedded derivatives	—	—	406	406
Total policyholder account balances, future policy benefits and claims	—	5	2,853	2,858	(3)
Other liabilities:
Interest rate derivative contracts	1	467	—	468
Equity derivative contracts	101	3,610	—	3,711
Foreign exchange derivative contracts	1	—	—	1
Total other liabilities	103	4,077	—	4,180
Total liabilities at fair value	$103	$4,082	$2,853	$7,038

RiverSource Life Insurance Company

	December 31, 2020
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$12,107	$766	$12,873
Residential mortgage backed securities	—	2,993	9	3,002
Commercial mortgage backed securities	—	4,166	—	4,166
State and municipal obligations	—	1,344	—	1,344
Asset backed securities	—	817	395	1,212
Foreign government bonds and obligations	—	257	—	257
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	21,684	1,170	22,855
Cash equivalents	2,419	713	—	3,132
Other assets:
Interest rate derivative contracts	1	1,754	—	1,755
Equity derivative contracts	406	3,578	—	3,984
Foreign exchange derivative contracts	1	17	—	18
Credit derivative contracts	—	1	—	1
Total other assets	408	5,350	—	5,758
Separate account assets at NAV				87,556	(1)
Total assets at fair value	$2,828	$27,747	$1,170	$119,301

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$49	$52
IUL embedded derivatives	—	—	935	935
GMWB and GMAB embedded derivatives	—	—	2,316	2,316	(4)
Structured variable annuity embedded derivatives	—	—	70	70
Total policyholder account balances, future policy benefits and claims	—	3	3,370	3,373	(5)
Other liabilities:
Interest rate derivative contracts	—	734	—	734
Equity derivative contracts	182	3,329	—	3,511
Foreign exchange derivative contracts	2	—	—	2
Credit derivative contracts	—	1	—	1
Total other liabilities	184	4,064	—	4,248
Total liabilities at fair value	$184	$4,067	$3,370	$7,621

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $1.6 billion of individual contracts in a liability position and $133 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2021.

(3)	The Company’s adjustment for nonperformance risk resulted in a $598 million cumulative decrease to the embedded derivatives as of December 31, 2021.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $2.4 billion of individual contracts in a liability position and $67 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2020.

(5)	The Company’s adjustment for nonperformance risk resulted in a $727 million cumulative decrease to the embedded derivatives as of December 31, 2020.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2021	$766	$9	$395	$1,170		$—
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	3
Other comprehensive income (loss)	(10)	—	(1)	(11)		—
Purchases	108	—	—	108		—
Issues	—	—	—	—		57	(4)
Settlements	(119)	—	(81)	(200)		(1)
Transfers into Level 3	168	—	2	170		—
Transfers out of Level 3	(416)	(9)	(24)	(449)		—
Balance at December 31, 2021	$496	$—	$291	$787		$59
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2021	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2021	$(8)	$—	$(1)	$(9)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Structured Variable Annuity Embedded Derivatives	Total
Balance at January 1, 2021	$49		$935		$2,316		$70	$3,370
Total (gains) losses included in:
Net income	10	(2)	68	(2)	(1,344	)(3)	393 (3)	(873)
Issues	—		—		369		(28)	341
Settlements	(3)		(98)		145		(29)	15
Balance at December 31, 2021	$56		$905		$1,486		$406	$2,853
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2021	$—		$68	(2)	$(1,299	)(3)	$—	$(1,231)

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance at January 1, 2020	$735	$17	$389	$1,141
Total gains (losses) included in:
Other comprehensive income (loss)	15	1	(2)	14
Purchases	62	39	—	101
Settlements	(46)	—	(6)	(52)
Transfers into Level 3	—	—	14	14
Transfers out of Level 3	—	(48)	—	(48)
Balance at December 31, 2020	$766	$9	$395	$1,170
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2020	$(1)	$—	$—	$(1	)(1)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2020	$15	$1	$(2)	$14

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2020	$43		$881		$763		$—		$1,687
Total (gains) losses included in:
Net income	4	(2)	76	(2)	1,152	(3)	91	(3)	1,323
Issues	3		61		362		(21)		405
Settlements	(1)		(83)		39		—		(45)
Balance at December 31, 2020	$49		$935		$2,316		$70		$3,370
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2020	$—		$76	(2)	$1,206	(3)	$—		$1,282

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance at January 1, 2019	$871	$64	$374	$1,309
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)
Other comprehensive income (loss)	30	—	5	35
Purchases	55	27	—	82
Settlements	(220)	(3)	—	(223)
Transfers into Level 3	—	—	10	10
Transfers out of Level 3	—	(71)	—	(71)
Balance at December 31, 2019	$735	$17	$389	$1,141
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2019	$(1)	$—	$—	$(1	)(1)

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance at January 1, 2019	$14		$628		$328		$970
Total (gains) losses included in:
Net income	8	(2)	209	(2)	80	(3)	297
Issues	21		113		361		495
Settlements	—		(69)		(6)		(75)
Balance at December 31, 2019	$43		$881		$763		$1,687
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2019	$—		$209	(2)	$82	(3)	$291

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)

Represents the amount of ceded embedded derivatives associated with fixed deferred annuity products reinsured in the third quarter of 2021. See Note 1 for additional information on the reinsurance transaction.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(92) million, $196 million and $(190) million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2021, 2020 and 2019, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

RiverSource Life Insurance Company

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$496	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%–2.4%	1.1%
Asset backed securities	$291	Discounted cash flow	Annual default rate	5.8%	5.8%
			Loss severity	25.0%	25.0%
			Yield/spread to swap rates(2)	175 bps–275 bps	182 bps
Fixed deferred indexed annuity ceded embedded derivatives	$59	Discounted cash flow	Surrender rate(4)	0.0%–66.8%	1.4%
IUL embedded derivatives	$905	Discounted cash flow	Nonperformance risk(3)	65 bps	65 bps
Fixed deferred indexed annuity embedded derivatives	$56	Discounted cash flow	Surrender rate(4)	0.0%–66.8%	1.4%
			Nonperformance risk(3)	65 bps	65 bps
GMWB and GMAB embedded derivatives	$1,486	Discounted cash flow	Utilization of guaranteed withdrawals(5) (6)	0.0%–48.0%	10.6%
			Surrender rate(4)	0.1%–55.7%	3.6%
			Market volatility(7) (8)	4.3%–16.8%	10.8%
			Nonperformance risk(3)	65 bps	65 bps
Structured variable annuity embedded derivatives	$406	Discounted cash flow	Surrender rate(4)	0.8%–40.0%	0.9%
			Nonperformance risk(3)	65 bps	65 bps

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$766	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%–3.3%	1.5%
Asset backed securities	$395	Discounted cash flow	Annual default rate	5.3%	5.3%
			Loss severity	25.0%	25.0%
			Yield/spread to swap rates(2)	250 bps–400 bps	259 bps
IUL embedded derivatives	$935	Discounted cash flow	Nonperformance risk(3)	65 bps	65 bps
Fixed deferred indexed annuity embedded derivatives	$49	Discounted cash flow	Surrender rate(4)	0.0%–50.0%	1.2%
			Nonperformance risk(3)	65 bps	65 bps
GMWB and GMAB embedded derivatives	$2,316	Discounted cash flow	Utilization of guaranteed withdrawals(5) (6)	0.0%–48.0%	10.6%
			Surrender rate(4)	0.1%–73.5%	3.8%
			Market volatility(7) (8)	4.3%–17.1%	11.0%
			Nonperformance risk(3)	65 bps	65 bps
Structured variable annuity embedded derivatives	$70	Discounted cash flow	Surrender rate(4)	0.8%–40.0%	0.9%
			Nonperformance risk(3)	65 bps	65 bps

(1)

The weighted average for the spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The weighted average for the spread to swap rates for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to swap divided by the aggregate balances of the tranches.

(3)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(4)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(5)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(6)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(7)	Market volatility represents the implied volatility of fund of funds and managed volatility funds.
(8)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in the yield/spread to swap rates in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender rate used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

RiverSource Life Insurance Company

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

During the third quarter of 2021, the Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3. See Note 1 for more information on the reinsurance transaction.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2021 and 2020. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders, fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

RiverSource Life Insurance Company

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2021 and 2020. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $93 million and $101 million as of December 31, 2021 and 2020, respectively, and is classified as Level 3 in the fair value hierarchy. The Company also measured certain equity-method investments at fair value on a nonrecurring basis using a discounted cash flow model. Inputs to the model include projected cash flows and a market-based discount rate. At December 31, 2021, the fair value of these investments was $7 million and is classified as Level 3 in the fair value hierarchy.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2021
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,788	$—	$—	$1,872	$1,872
Policy loans	834	—	834	—	834
Other investments	61	—	40	21	61
Receivables	7,876	—	—	8,630	8,630

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$12,342	$—	$—	$13,264	$13,264
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	498	—	498
Other liabilities	9	—	—	9	9
Separate account liabilities — investment contracts	403	—	403	—	403

	December 31, 2020
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,574	$—	$—	$2,724	$2,724
Policy loans	846	—	846	—	846
Other investments	457	—	417	40	457
Receivables	1,430	—	—	1,732	1,732

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$9,990	$—	$—	$11,686	$11,686
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	509	—	509
Other liabilities	12	—	—	11	11
Separate account liabilities — investment contracts	351	—	351	—	351

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 12 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to

RiverSource Life Insurance Company

affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

14.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2021, 2020 and 2019, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the five year period ending December 31, 2026 and a total of $14 million thereafter.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $345 million, $358 million and $370 million for the years ended December 31, 2021, 2020 and 2019, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $18 million and $(297) million as of December 31, 2021 and 2020, respectively, which is reflected in Other assets as of December 31, 2021 and Other liabilities as of December 31, 2020.

Investments

The Company invests in AA and A rated asset backed securities issued by AAF, an affiliate of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2021 and 2020, the fair value of these asset backed securities was $289 million and $372 million, respectively, and is reported in Investments: Available-for-Sale Fixed Maturities on the Company’s Consolidated Balance Sheets. Interest income from these asset backed securities was $12 million, $14 million and $14 million for the years ended December 31, 2021, 2020 and 2019, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2021 and 2020. See Note 12 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 12 for information about a surplus note to an affiliate.

Dividends or Distributions

Cash dividends or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Paid to Ameriprise Financial	$1,900	$800	$1,350
Received from RiverSource Life of NY	—	—	43
Received from RTA	50	95	100

On February 23, 2022, RiverSource Life Insurance Company’s Board of Directors declared a cash dividend of $300 million to Ameriprise Financial, payable on or after March 25, 2022, pending approval by the Minnesota Department of Commerce.

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 15 for additional information.

15.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

RiverSource Life Insurance Company

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company received approval from the Minnesota Department of Commerce to apply a permitted statutory accounting practice, effective July 1, 2017 through June 30, 2019, for certain derivative instruments used to economically hedge the interest rate exposure of certain variable annuity products that do not qualify for statutory hedge accounting. The permitted practice was intended to mitigate the impact to statutory surplus from the misalignment between variable annuity statutory reserves, which are not carried at fair value, and the fair value of derivatives used to economically hedge the interest rate exposure of non-life contingent living benefit guarantees.

The permitted practice allowed RiverSource Life Insurance Company to defer a portion of the change in fair value, net investment income and realized gains or losses generated from designated derivatives to the extent the amounts do not offset the current period interest-rate related change in the variable annuity statutory reserve liability. The deferred amount could be amortized over ten years using the straight-line method with the ability to accelerate amortization at management’s discretion. As of June 30, 2019, RiverSource Life Insurance Company elected to accelerate amortization of the net deferred amount associated with its permitted practice.

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus aggregated $175 million and $1.3 billion as of December 31, 2021 and 2020, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.4 billion and $4.8 billion as of December 31, 2021 and 2020, respectively.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Statutory net gain from operations	$1,366	$1,393	$1,505
Statutory net income	253	1,582	786

Government debt securities of $5 million and $4 million as of December 31, 2021 and 2020, respectively, were on deposit with various states as required by law.

16.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$5,330	$—	$5,330	$(3,571)	$(1,623)	$(114)	$22
OTC cleared	88	—	88	(41)	—	—	47
Exchange-traded	99	—	99	(91)	—	—	8
Total derivatives	$5,517	$—	$5,517	$(3,703)	$(1,623)	$(114)	$77

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$5,391	$—	$5,391	$(3,801)	$(1,243)	$(315)	$32
OTC cleared	58	—	58	(25)	—	—	33
Exchange-traded	309	—	309	(90)	(165)	—	54
Total derivatives	$5,758	$—	$5,758	$(3,916)	$(1,408)	$(315)	$119

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$4,048	$—	$4,048	$(3,571)	$(181)	$(293)	$3
OTC cleared	41	—	41	(41)	—	—	—
Exchange-traded	91	—	91	(91)	—	—	—
Total derivatives	$4,180	$—	$4,180	$(3,703)	$(181)	$(293)	$3

	December 31, 2020
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$4,129	$—	$4,129	$(3,801)	$(1)	$(327)	$—
OTC cleared	25	—	25	(25)	—	—	—
Exchange-traded	94	—	94	(90)	—	—	4
Total derivatives	$4,248	$—	$4,248	$(3,916)	$(1)	$(327)	$4

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

RiverSource Life Insurance Company

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 17 for additional disclosures related to the Company’s derivative instruments.

17.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2021			December 31, 2020
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)(3)		Assets(1)	Liabilities(2)(3)
Derivatives not designated as hedging instruments
Interest rate contracts	$79,459	$1,252	$468	$77,925	$1,755	$734
Equity contracts	59,763	4,238	3,711	55,993	3,984	3,511
Credit contracts	1,717	9	—	2,269	1	1
Foreign exchange contracts	2,239	18	1	3,124	18	2
Total non-designated hedges	143,178	5,517	4,180	139,311	5,758	4,248
Embedded derivatives
GMWB and GMAB(4)	N/A	—	1,486	N/A	—	2,316
IUL	N/A	—	905	N/A	—	935
Fixed deferred indexed annuities and deposit receivables	N/A	59	61	N/A	—	52
Structured variable annuity	N/A	—	406	N/A	—	70
Total embedded derivatives	N/A	59	2,858	N/A	—	3,373
Total derivatives	$143,178	$5,576	$7,038	$139,311	$5,758	$7,621

N/A	Not applicable.
(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of GMWB and GMAB, IUL, and fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $3.2 billion and $3.7 billion as of December 31, 2021 and 2020, respectively. See Note 16 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2021 included $1.6 billion of individual contracts in a liability position and $133 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2020 included $2.4 billion of individual contracts in a liability position and $67 million of individual contracts in an asset position.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2021 and 2020, investment securities with a fair value of $123 million and $325 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $123 million and $325 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2021 and 2020, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2021 and 2020, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Net Investment Income	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2021
Interest rate contracts	$—	$—	$(886)
Equity contracts	1	91	(817)
Credit contracts	—	—	43
Foreign exchange contracts	—	—	5
GMWB and GMAB embedded derivatives	—	—	830
IUL embedded derivatives	—	30	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	(8)	—
Structured variable annuity embedded derivatives	—	—	(393)
Total gain (loss)	$1	$113	$(1,218)

Year Ended December 31, 2020
Interest rate contracts	$—	$—	$1,633
Equity contracts	—	55	(744)
Credit contracts	—	—	(106)
Foreign exchange contracts	—	—	(8)
GMWB and GMAB embedded derivatives	—	—	(1,553)
IUL embedded derivatives	—	7	—
Fixed deferred indexed annuities embedded derivatives	—	(4)	—
Structured variable annuity embedded derivatives	—	—	(91)
Total gain (loss)	$—	$58	$(869)

Year Ended December 31, 2019
Interest rate contracts	$—	$—	$1,100
Equity contracts	—	117	(1,501)
Credit contracts	—	—	(73)
Foreign exchange contracts	—	—	(30)
GMWB and GMAB embedded derivatives	—	—	(435)
IUL embedded derivatives	—	(140)	—
Fixed deferred indexed annuities embedded derivatives	—	(8)	—
Total gain (loss)	$—	$(31)	$(939)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The indexed portion of structured variable annuities and the GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the aggregate exposure related to the indexed portion of structured variable annuities and the GMAB and non-life contingent GMWB provisions using options, swaptions, swaps and futures.

The deferred premium associated with certain of the above options and swaptions is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2021:

(in millions)	Premiums Payable	Premiums Receivable
2022	$204	$204
2023	51	43
2024	137	25
2025	124	22
2026	252	88
2027-2028	18	—
Total	$786	$382

RiverSource Life Insurance Company

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

The Company has a macro hedge program to provide protection against the statutory tail scenario risk arising from variable annuity reserves on its statutory surplus and to cover some of the residual risks not covered by other hedging activities. As a means of economically hedging these risks, the Company may use a combination of futures, options, swaps and swaptions. Certain of the macro hedge derivatives may contain settlement provisions linked to both equity returns and interest rates. The Company’s macro hedge derivatives that contain settlement provisions linked to both equity returns and interest rates, if any, are shown in other contracts in the tables above.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity component of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into interest rate swaps, index options and futures contracts.

Cash Flow Hedges

During the years ended December 31, 2021 and 2020, the Company held no derivatives that were designated as cash flow hedges. During the years ended December 31, 2021, 2020 and 2019, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2021 and 2020, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $383 million and $324 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2021 and 2020 was $383 million and $324 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2021 and 2020 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil on both December 31, 2021 and 2020.

RiverSource Life Insurance Company

18.  SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Year Ended December 31, 2021
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(527)	$111	$(416)
Reclassification of net (gains) losses on securities included in net income(2)	(556)	117	(439)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	333	(70)	263
Net unrealized gains (losses) on securities	(750)	158	(592)
Total other comprehensive income (loss)	$(750)	$158	$(592)

	Year Ended December 31, 2020
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$811	$(170)	$641
Reclassification of net (gains) losses on securities included in net income(2)	5	(1)	4
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(379)	80	(299)
Net unrealized gains (losses) on securities	437	(91)	346
Total other comprehensive income (loss)	$437	$(91)	$346

	Year Ended December 31, 2019
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$1,360	$(289)	$1,071
Reclassification of net (gains) losses on securities included in net income(2)	2	—	2
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(688)	144	(544)
Net unrealized gains (losses) on securities	674	(145)	529
Total other comprehensive income (loss)	$674	$(145)	$529

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities		Other	Total
Balance, January 1, 2019	$46		$(1)	$45
OCI before reclassifications	527		—	527
Amounts reclassified from AOCI	2		—	2
Total OCI	529		—	529
Balance, December 31, 2019	575	(1)	(1)	574
OCI before reclassifications	342		—	342
Amounts reclassified from AOCI	4		—	4
Total OCI	346		—	346
Balance, December 31, 2020	921	(1)	(1)	920
OCI before reclassifications	(153)		—	(153)
Amounts reclassified from AOCI	(439)		—	(439)
Total OCI	(592)		—	(592)
Balance, December 31, 2021	$329	(1)	$(1)	$328

(1)	Includes nil of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of December 31, 2021, 2020 and 2019.

19.  INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2021	2020	2019
Current income tax
Federal	$171	$233	$210
State	6	—	8
Total current income tax	177	233	218
Deferred income tax
Federal	(39)	(277)	(271)
State	(1)	(1)	(7)
Total deferred income tax	(40)	(278)	(278)
Total income tax provision (benefit)	$137	$(45)	$(60)

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2021	2020	2019
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Low income housing tax credits	(5.6)	(20.1)	(15.3)
Dividend received deduction	(2.9)	(9.7)	(7.6)
Foreign tax credit, net of addback	(1.5)	(1.9)	(9.5)
Audit adjustments	—	—	(1.4)
Uncertain tax positions	—	—	1.8
Other, net	0.4	(0.8)	(0.4)
Income tax provision (benefit)	11.4%	(11.5)%	(11.4)%

The increase in the Company’s effective tax rate for the year ended December 31, 2021 compared to 2020 is primarily due to the higher pre-tax income relative to tax preferred items.

RiverSource Life Insurance Company

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2021 and 2020. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2021	2020
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$1,994	$1,617
Other	14	13
Gross deferred income tax assets	2,008	1,630
Less: valuation allowance	11	11
Total deferred income tax assets	1,997	1,619
Deferred income tax liabilities
Investment related	508	216
Deferred acquisition costs	469	424
Net unrealized gains on Available-for-Sale securities	114	274
Deferred sales inducement costs	—	44
Other	58	12
Gross deferred income tax liabilities	1,149	970
Net deferred income tax assets	$848	$649

Included in the Company’s deferred income tax assets are tax benefits primarily related to state net operating losses of $9 million, net of federal benefit, which will expire beginning December 31, 2022. Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company will not realize certain state net operating losses of $9 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $11 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2021	2020	2019
Balance at January 1	$38	$39	$19
Additions based on tax positions related to the current year	—	1	1
Reductions based on tax positions related to the current year	(1)	(1)	—
Additions for tax positions of prior years	—	—	34
Reductions for tax positions of prior years	—	—	(4)
Audit settlements	—	—	(11)
Reductions due to lapse of statute of limitations	—	(1)	—
Balance at December 31	$37	$38	$39

If recognized, approximately $20 million, $20 million and $17 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2021, 2020 and 2019, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $34 million in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $1 million, nil and a net increase of $1 million in interest and penalties for the years ended December 31, 2021, 2020 and 2019, respectively. The Company had a payable of $3 million and $2 million related to accrued interest and penalties as of December 31, 2021 and 2020, respectively.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2019.

RiverSource Life Insurance Company

20.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2021	2020
Commercial mortgage loans	$48	$18
Affordable housing and other real estate partnerships	9	12
Total funding commitments	$57	$30

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2021, these guarantees range from 1% to 5%.

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

RiverSource Life Insurance Company

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of both December 31, 2021 and 2020, the estimated liability was $12 million. As of both December 31, 2021 and 2020, the related premium tax asset was $10 million. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

SAI9010_12_A01_(04/22)

PART C – OTHER INFORMATION
Item 27. Exhibits
(a)	(i)	Resolution of the Board of Directors of IDS Life Insurance Company establishing the IDS Life Variable Account 10 dated August 23, 1995, filed electronically as Exhibit 1 to Registrant’s Initial Registration Statement No. 33-62407 is incorporated herein by reference.
	(ii)	Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.
(b)		Not applicable.
(c)		Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.
(d)	(i)	Form of Deferred Annuity Contract for RiverSource RAVA 5 Advantage Variable annuity (form 411380) and data pages filed electronically as Exhibit 4.1 to the Initial Registration Statement on Form N-4 No. 333-186218, filed on or about Jan.25, 2013 is incorporated herein by reference.
	(ii)	Form of Deferred Annuity Contract for IRA contracts (form 31045-IRA) filed electronically as Exhibit 4.3 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.
	(iii)	Form of Deferred Annuity Contract for IRA contracts (form 31048-IRA) filed electronically as Exhibit 4.6 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.
	(iv)	Form of TSA Endorsement (form 31049), filed electronically as Exhibit 4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.
	(v)	Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.
	(vi)	Form of Roth IRA Annuity Endorsement (form 131062) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.
	(vii)	Form of SIMPLE IRA Annuity Endorsement (form 131063) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.
	(viii)	Form of TSA Endorsement (form 131068), filed electronically as Exhibit 4.17 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.
	(ix)	Form of 401 (a) Annuity Endorsement (form 131069), filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.
	(x)	Copy of Company name change endorsement (form 131115) for RiverSource Life Insurance Company, filed electronically as Exhibit 4.32 to Registrant's Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 filed on or about Jan. 2, 2007, is incorporated by reference.
	(xi)	Form of Guarantee Period Accounts Endorsement (form 411272) filed electronically as Exhibit 4.56 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.
	(xii)	Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed electronically as Exhibit 4.57 to Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.
	(xiii)	Form of 5-Year Maximum Anniversary Value Death Benefit Rider filed electronically as Exhibit 4.41 to Registrant's Post-Effective Amendment No. 61 to Registration Statement No. 333-79311 is incorporated herein by reference.
	(xiv)	Form of Enhanced Death Benefit Rider (form 411280) filed electronically as Exhibit 4.60 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.
	(xv)	Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed electronically as Exhibit 4.61 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.

(xvi)	Form of Benefit Protector(SM) Death Benefit Rider (form 411281) filed electronically as Exhibit 4.62 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.
(xvii)	Form of Benefit Protector(SM) Plus Death Benefit Rider (form 411282) filed electronically as Exhibit 4.63 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.
(xviii)	Form of Guaranteed Minimum Accumulation Benefit Rider (form 411283) filed electronically as Exhibit 4.64 to RiverSource Variable Account’s Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 is incorporated herein by reference.
(xix)	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource 4 Rider and data page filed electronically as Exhibit 4.21 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xx)	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource 4 Rider and data page are filed electronically as Exhibit 4.22 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xxi)	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource 4 Plus Rider and data page are filed electronically as Exhibit 4.23 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xxii)	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource 4 Plus Rider and data page are filed electronically as Exhibit 4.24 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xxiii)	Form of Guaranteed Minimum Death Benefit Rider – Enhanced Legacy Benefit (form 15111687) and data page filed electronically as Exhibit 4.28 to the Registrant’s Post-Effective Amendment No.8 to Registration Statement No. 333-186218, is incorporated herein by reference.
(xxiv)	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Core Rider and data page are filed electronically as Exhibit 4.26 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xxv)	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Core Rider and data page are filed electronically as Exhibit 4.27 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xxvi)	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Core Plus Rider and data page are filed electronically as Exhibit 4.28 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xxvii)	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Core Plus Rider and data page are filed electronically as Exhibit 4.29 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xxviii)	Form of Guaranteed Minimum Death Benefit Rider SecureSource Legacy benefit Single Rider (form 115049-SG) is filed electronically as Exhibit 4.30 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xxix)	Form of Guaranteed Minimum Death Benefit Rider SecureSource Legacy Joint Rider (form 115049-JT) is filed electronically as Exhibit 4.31 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xxx)	Form of Payments to Beneficiary Endorsement (form ICC19 115157) is filed electronically as Exhibit 4.32 to Initial Registration Statement on Form N-4 No.333-229360, filed on or about Jan.25, 2019 is incorporated herein by reference.
(xxxi)	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Tempo Rider and data page filed as Exhibit 4.31 to Registrant’s Post-Effective Amendment No.6 to Registration Statement No. 333‐230376, is incorporated herein by reference.
(xxxii)	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Tempo Rider and data page filed as Exhibit 4.32 to Registrant’s Post-Effective Amendment No.6 to Registration Statement No. 333‐230376, is incorporated herein by reference.
(xxxiii)	Form of Investment Options and Limits Endorsement (116532) filed as Exhibit 4.33 to Registrant’s Post-Effective Amendment No.6 to Registration Statement No. 333‐230376, is incorporated herein by reference.

	(xxxiv)	Form of Rider Anniversary Processing Endorsement Joint Life (ICC21 116465-JT) filed as Exhibit 4.34 to Registrant’s Post-Effective Amendment No.6 to Registration Statement No. 333‐230376, is incorporated herein by reference.
	(xxxv)	Form of Rider Anniversary Processing Endorsement Single Life (ICC21 116465-SG) filed as Exhibit 4.35 to Registrant’s Post-Effective Amendment No.6 to Registration Statement No. 333‐230376, incorporated herein by reference.
(e)		Form of Variable Annuity Application (form 31063), filed electronically as Exhibit 5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.
(f)	(i)	Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.
	(ii)	Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.
	(iii)	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.
(g)		Not applicable.
(h)	(i)	Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.
	(ii)	Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
	(iii)	Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (22) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.
	(iv)	Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.
	(v)	Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.), dated August 1, 2005 filed electronically as Exhibit 8.7 to Registrant’s Post-Effective Amendment No. 39 to Registration Statement No. 333-79311 is incorporated by reference.
	(vi)	Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and Janus Aspen Series filed electronically as Exhibit 27(h)(12) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.
	(vii)	Participation Agreement Among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.
	(viii)	Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.
	(ix)	Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.4 to RiverSource Variable Annuity Account Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.
	(x)	Participation Agreement dated March 1, 2006, among IDS Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.19 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

	(xi)	Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.
	(xii)	Fund Participation Agreement dated April 2, 2007, RiverSource Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.11 to RiverSource Variable Annuity Account Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.
	(xiii)	Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Company and Wells Fargo Funds Distributors, LLC dated Jan. 1, 2007, filed electronically as Exhibit 8.29 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.
	(xiv)	Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, BlackRock Variable Series Funds, Inc. and BlackRock Investments filed electronically as Exhibit 8.3 to RiverSource Variable Account 10’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.
	(xv)	Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds DWS Investment Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.5 to RiverSource Variable Account 10’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.
	(xvi)	Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Company filed electronically as Exhibit 8.16 to Registrant’s Post-Effective Amendment No. 4 to Registration Statement No. 333-179398, filed on or about April 22, 2013 is incorporated herein by reference.
	(xvii)	Fund Participation Agreement dated April 29, 2013, by and among Van Eck VIP Trust, Van Eck Securities Corporation, and RiverSource Life Insurance Company filed electronically as Exhibit 8.17 to Registrant’s Post-Effective Amendment No. 4 to Registration Statement No. 333-179398, filed on or about April 22, 2013 is incorporated herein by reference.
	(xviii)	Fund Participation Agreement dated April 29, 2013, by and among Ivy Funds Variable Insurance Portfolios, Waddell & Reed, Inc., and RiverSource Life Insurance Company filed electronically as Exhibit 8.18 to Registrant’s Post-Effective Amendment No. 4 to Registration Statement No. 333-179398, filed on or about April 22, 2013 is incorporated herein by reference.
	(xix)	Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.
	(xx)	Fund Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.15 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference
	(xxi)	Amended and Restated Participation Agreement by and among IDS Life Insurance Company, American Enterprise Life Insurance Company, Ameriprise Financial Services, Inc., Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc., dated Oct. 16, 2006, filed electronically as Exhibit 8.14 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated by reference.
	(xxii)	Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit 8.15 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.
	(xxiii)	Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference..
	(xxiv)	Participation Agreement between IDS Life Insurance Company and INVESCO Variable Investment Funds, Inc, and INVESCO Distributors, Inc., dated August 13, 2001 filed electronically as Exhibit 8.9 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311 is incorporated herein by reference.
(i)		Not Applicable.

(j)		Not applicable.
(k)		Opinion of counsel and consent to its use as the legality of the securities being registered is electronically herewith.
(l)		Consent of Independent Registered Public Accounting Firm is electronically herewith.
(m)		Not applicable.
(n)		Not applicable.
(o)		Form of Initial Summary Prospectus filed is electronically herewith.
(p)	(i)	Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 11, 2022, filed electronically as Exhibit (p) to RiverSource Variable Account 10’s Registration Statement on Form N-4, File No. 333-262313, is incorporated herein by reference.
	(ii)	Power of Attorney for Gumer C. Alvero and Brian E. Hartert to sign Amendment to this Registration Statement, dated March 18, 2022 filed electronically as Exhibit (p)(ii) to RiverSource Variable Account 10’s Post-Effective Amendment No. 15 to Registration Statement File No. 333-230376, is incorporated herein by reference.
Item 28. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero		Chairman of the Board and President
Michael J. Pelzel		Senior Vice President – Corporate Tax
Stephen P. Blaske		Director, Senior Vice President and Chief Actuary
Shweta Jhanji		Senior Vice President and Treasurer
Gene R. Tannuzzo		Director
Brian J. McGrane		Director
Brian E. Hartert		Chief Financial Officer
Paula J. Minella		Secretary
Jeninne C. McGee		Director
Gregg L. Ewing		Vice President and Controller
Mark Gorham		Director and Vice President – Insurance Product Development
Lynn Abbott		Vice President – National Sales Manager and Fund Management
*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The following is the list of subsidiaries of Ameriprise Financial, Inc:
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing, LLC	Delaware
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Signapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
BMO Global Asset Management (Asia) Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan

Parent Company /Subsidiary Name	Jurisdiction
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware
Ameriprise Capital Trust III	Delaware
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Minnesota
American Enterprise Investment Services Inc.[2]	Minnesota
Ameriprise Financial Services, LLC[2]	Delaware
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Houston BBP, L.P.[4]	Delaware
Lionstone Partners, LLC	Texas
Cash Flow Asset Management GP, LLC	Texas
Cash Flow Asset Management, L.P.[5]	Texas
CREAD Special VAD Limited Partner, LLC	Delaware
Lionstone Advisory Services, LLC	Texas
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Development Services, LLC	Texas
LPL 1111 Broadway GP, LLC	Texas
LPL 1111 Broadway, L.P.[6]	Texas

Parent Company /Subsidiary Name	Jurisdiction
Lionstone Raleigh Development Partners GP, LLC.	Delaware
Lionstone Raleigh Development Partners, LP7	Delaware
Lionstone RDP Channel House Investors, L.P.	Delaware
Lionstone RDP PCS Phase I Investors, L.P.	Delaware
Lionstone RDP Platform Investors, L.P.	Delaware
Lionstone VA Five, LLC	Delaware
Lionstone US Value-Add Five, L.P.[8]	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota
Columbia Threadneedle Investments UK International Limited	England & Wales
BMO Global Asset Management (Europe) Limited	England & Wales
BMO Asset Management (Holdings) plc	Scotland
BMO Astraeus III GP LLP
Astraeus III FP LP
BMO AM Capital (Group) Limited	Cayman Islands
BMO AM Capital (Holdings) Limited	Cayman Islands
BMO AM Capital (UK) Limited	England & Wales
Thames River Capital Family Benefit Trust	England & Wales
BMO AM Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
BMO AM Group (Holdings) Limited	England & Wales
BMO AM Group (Management) Limited	England & Wales
BMO AM Holdings Limited	England & Wales
BMO AM Investment Services Limited	England & Wales
BMO Asset Management Limited	England & Wales
F&C Unit Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales
F&C Emerging Markets Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
F&C (CI) Limited	England & Wales
F&C Private Equity Nominee Limited	England & Wales
BMO Asset Management Luxembourg S.A.9†	Luxembourg
BMO Asset Management Netherlands B.V.	Netherlands
BMO Portugal, Gestão de Patrimónios, S.A.	Portugal
F&C Alternative Investments (Holdings) Limited	England & Wales
F&C Ireland Limited	Ireland
BMO AM Treasury Limited	England & Wales
WAM Holdings Ltd	England & Wales
BMO Fund Management Limited	England & Wales
BMO Managers Limited	England & Wales
BMO Asset Management (Services) Limited	Scotland
BMO Global Asset Management (Swiss) GmbH‡	Switzerland
BMO Investment Business Limited	Scotland
BMO PE Co-Investment GP LLP	Scotland
BMO FCIT PE FP LP9	Scotland
BMO PE Co-Investment FP LP9	Scotland
BMO Real Estate Partners LLP[10]	England & Wales
BMO UK Residential Real Estate FCP -RAIF (Associate)	England & Wales
REIT Asset Management Limited	England & Wales
BMO REP (Corporate Services) Limited	England & Wales
F&C REIT Corporate Finance Limited	England & Wales
BMO Real Partners S.à.r.l.	Luxembourg
BMO Real Estate Partners GmbH & Co. KG, München	Germany
BMO Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany
BMO REP Asset Management plc	England & Wales
FOSCA II Manager S.à.r.l.	Luxembourg
BMO REP Property Management Limited	England & Wales
BMO Unit Trust Managers Limited	England

Parent Company /Subsidiary Name	Jurisdiction
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
LPE II (Founding Partner) LP	Scotland
The Aurora Fund (Founder Partner) LP9	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP9	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C Equity Partners plc	England & Wales
F&C European Capital Partners (GP) Limited	Scotland
F&C European Capital Partners (Founder Partner) LP9	Scotland
F&C European Capital Partners II (GP) Limited	Scotland
F&C European Capital Partners II (Founder Partner) LP9	Scotland
F&C European Capital Partners II (GP) LP	Scotland
F&C Finance plc	England & Wales
F&C Group ESOP Trustee Limited	Scotland
F&C Investment Manager plc	England & Wales
FP Asset Management Holdings Limited	England & Wales
BMO Asset Managers Limited	England & Wales
Ivory & Sime (Japan) KK	Japan
Ivory & Sime Limited	Scotland
LGM Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York
RiverSource NY REO, LLC	New York
RiverSource REO 1, LLC	Minnesota
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[11]	Delaware

Parent Company /Subsidiary Name	Jurisdiction
TAM UK International Holdings Limited	England & Wales
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Asset Management Holdings Sàrl**	Luxembourg
CTM Holdings Limited	Malta
Columbia Threadneedle Investments (ME) Limited	Dubai
TAM Investment Limited	England & Wales
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales
Threadneedle Asset Management Holdings Limited**	England & Wales
Columbia Threadneedle Foundation	England & Wales
TC Financing Limited	England & Wales
Threadneedle Asset Management Limited	England & Wales
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales
Convivo Asset Management Limited	England & Wales
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Investment Advisors Limited	England & Wales
Threadneedle Portfolio Managers Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey
Threadneedle International Fund Management Limited	England & Wales
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Capital Management Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales
Threadneedle Securities Limited	England & Wales
Threadneedle Navigator ISA Manager Limited	England & Wales
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville LCW Sub LP 1 (GP) Limited	England & Wales
Sackville LCW Nominee 1 Limited	England & Wales
Sackville LCW Nominee 2 Limited	England & Wales
Sackville LCW Sub LP 2 (GP) Limited	England & Wales
Sackville LCW Nominee 3 Limited	England & Wales
Sackville LCW Nominee 4 Limited	England & Wales
Sackville Property (GP) Limited	England & Wales
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Dunsfold (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville Property St James (Jersey GP) Limited	Jersey
Sackville UKPEC9 St James Nominee 1 Limited	Jersey
Sackville UKPEC9 St James Nominee 2 Limited	Jersey

Parent Company /Subsidiary Name	Jurisdiction
Sackville Property Tower (Jersey GP) Limited	Jersey
Sackville UKPEC7 Tower Nominee 1 Limited	Jersey
Sackville UKPEC7 Tower Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville SPF IV Property (GP) Limited	England & Wales
Sackville SPF IV (GP) No. 1 Limited	England & Wales
Sackville SPF IV (GP) No. 2 Limited	England & Wales
Sackville SPF IV (GP) No. 3 Limited	England & Wales
Sackville Tandem Property (GP) Limited	England & Wales
Sackville TPEN Property (GP) Limited	England & Wales
Sackville TSP Property (GP) Limited	England & Wales
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 1 Limited	England & Wales
Sackville UK Property Select II Nominee (1) Limited	England & Wales
Sackville UK Property Select II (GP) No. 2 Limited	England & Wales
Sackville UK Property Select II Nominee (2) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UKPEC1 Leeds (GP) Limited	England & Wales
Sackville UKPEC1 Leeds Nominee 1 Limited	England & Wales
Sackville UKPEC1 Leeds Nominee 2 Limited	England & Wales
Sackville UKPEC2 Galahad (GP) Limited	England & Wales
Sackville UKPEC3 Croxley (GP) Limited	England & Wales
Sackville UKPEC3 Croxley Nominee 1 Limited	England & Wales
Sackville UKPEC3 Croxley Nominee 2 Limited	England & Wales
Sackville UKPEC4 Brentford (GP) Limited	England & Wales
Threadneedle Property Execution 1 Limited	England & Wales
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle Unit Trust Manager Limited	England & Wales
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*	Publicly-traded company (NYSE: AMP)
**	The company has non-voting shares held by third parties
†	Regulated by Luxembourg Authority
‡	FINMA Authorized Representative office of BMO Asset Management Ltd.
[1]	Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
[2]	Registered broker-dealer
[3]	Managed by members of onshore hedge fund feeders
[4]	Owned by: Lionstone BBP Limited Partner, LLC (2%) & Teacher Retirement System of Texas (98%)
[5]	Owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%).
[6]	Owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
[7]	Owned by Lionstone Raleigh Development Partners GP, LLC (1.88%), LS Employee Holdings, LLC (0.82%), LORE MUDTC Club AIV, LP (48.65%) and California State Teachers’ Retirement System (48.65%)
[8]	Owned by Lionstone VA Five, LLC (2%), LVA5 Holdings, LLC (1%), Teacher Retirement System of Texas (26.2%), California State Teachers’ Retirement System (26.2%), William Marsh Rice University (5.2%) and Lion Real Estate LLC (39.4%)
[9]	BMO Asset Management (Holdings) plc owns a percentage of the entity
[10]	BMO AM Treasury Limited holds 1 unit
[11]	One-third of this entity is owned by American Express Travel Related Services.
Item 30. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a) RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Lynn Abbott	President
Gumer C. Alvero	Chairman of the Board and Chief Executive Officer
Shweta Jhanji	Senior Vice President and Treasurer
Paula J. Minella	Secretary
Michael S. Mattox	Chief Financial Officer
*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$494,414,780	None	None	None
Item 32. Location of Accounts and Records
Not applicable
Item 33. Management Services
Not applicable.
Item 34. Fee Representation
The RiverSource Life Insurance Company (the Company) hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Company.
The Company hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 25th day of April 2022.
RiverSource Variable Account 10
(Registrant)
By:	/s/ Gumer C. Alvero**
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the April 25, 2022.
RiverSource Life Insurance Company
(Depositor)
By:	/s/ Gumer C. Alvero**
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the April 25, 2022.
Signature	Title
/s/ Gumer C. Alvero**	Chairman of the Board and President (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel*	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Stephen P. Blaske*	Director, Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Shweta Jhanji*	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Brian J. McGrane*	Director
Brian J. McGrane
/s/ Brian E. Hartert**	Chief Financial Officer
Brian E. Hartert
/s/ Jeninne C. McGee*	Director
Jeninne C. McGee
/s/ Gene R. Tannuzzo*	Director
Gene R. Tannuzzo
/s/ Gregg L. Ewing *	Vice President and Controller (Principal Accounting Officer)
Gregg L. Ewing
*Signed pursuant Power of Attorney to sign Amendment to this Registration Statement, dated Jan. 11, 2022, filed electronically as Exhibit (p) to Registrant’s Registration Statement on Form N-4, File No. 333-262313, is incorporated by reference, herewith, by:
**Signed pursuant Power of Attorney for Gumer C. Alvero and Brian E. Hartert to sign Amendment to this Registration Statement, dated March 18, 2022, filed electronically as Exhibit (p)(ii) to Registrant’s Post-Effective Amendment No.15 to Registration Statement on Form N-4, File No. 333-230376, is incorporated by reference, herewith, by:

/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

CONTENTS OF Post-Effective Amendment No. 18
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The prospectus for:
RiverSource RAVA 5 Advantage Variable Annuity
(Offered for contract applications signed on or after April 29, 2019)
PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource Variable Account 10 dated April 29, 2022 is filed electronically herewith.
Part C.
Other Information.
The signatures.
Exhibits.

Exhibit Index
(k)	Opinion of counsel and consent to its use as to the legality of the securities being registered.
(l)	Consent of Independent Registered Public Accounting Firm
(o)	Form of Initial Summary Prospectus